UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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☒	Preliminary Information Statement
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☐	Definitive Information Statement

RCS CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

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405 PARK AVENUE, 14TH FLOOR, NEW YORK, NY 10022
T: (866) 904-2988

NOTICE OF ACTION TAKEN PURSUANT TO WRITTEN CONSENT OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of RCS Capital Corporation, a Delaware corporation (the “Company,” “we,” “us,” “our” or “our Company”), unanimously approved and adopted, subject to and to be effective upon, stockholder approval, the following items (collectively, the “Corporate Actions”):

•	Action One: Approval of the Issuance of Class A Common Stock to RCAP Holdings pursuant to the First Allied Contribution. The Company has entered a contribution agreement dated April 3, 2014 with RCAP Holdings, LLC (“RCAP Holdings”), pursuant to which RCAP Holdings will contribute all its equity interests in First Allied Holdings Inc. to the Company in return for the issuance of 11,264,929 shares of the Company’s Class A Common Stock (“Class A Common Stock”).
•	Action Two: Approval of the Issuance of Class A Common Stock Issuable to Luxor upon Conversion of the Luxor Convertible Securities and upon Exercise of the Luxor Put to the extent that; (x) Luxor has, or will have upon Issuance, Voting Power Equal to or in Excess of 20% of the Voting Power Outstanding before the Issuance of such Class A Common Stock or Securities Convertible into or Exercisable for Class A Common Stock; or (y) the Number of Shares of Class A Common Stock to be Issued to Luxor is, or will be upon Issuance, Equal to or be in Excess of 20% of the Number of Shares of Class A Common Stock Outstanding before the Issuance of the Class A Common Stock or of Securities Convertible into or Exercisable for Class A Common Stock. On April 29, 2014, the Company issued to Luxor Capital Group, LP and its affiliates (“Luxor”), the following securities: (i) $270.0 million (aggregate liquidation preference) of shares of newly issued 7.00% convertible preferred stock, at a price of 88.89% of the liquidation preference per share (the “Convertible Preferred Stock”); and (ii) $120.0 million of newly issued 5% convertible notes due 7.5 years from the issue date, at a price of $666.67 per $1,000 of par value (the “Convertible Notes” and, together with the Convertible Preferred Stock and any other convertible securities that may be issued in lieu of the Convertible Preferred Stock in certain circumstances, the “Luxor Convertible Securities”). On the same day as the issuance of the Luxor Convertible Securities, Luxor purchased 23.5% of the membership interests (the “Luxor Percentage Interest”) in RCS Capital Management, LLC, for $15.3 million and entered into a put/call agreement pursuant to which Luxor has the right to require us to purchase the Luxor Percentage Interest in exchange for shares of our Class A Common Stock (the “Luxor Put”). In addition, Luxor has agreed to purchase from the Company $50.0 million of newly issued shares of Class A Common Stock (the “Luxor Common Stock”) at $20.25 per share, the same price per share (the “Public Offering Price”) as those shares of Class A Common Stock that will be sold in a public offering of 19,000,000 shares (22,600,000 million shares if the underwriters exercise in full the option to purchase additional shares the Company has granted to them) Class A Common Stock pursuant to a Registration Statement on Form S-1 (the “Public Offering”) in a concurrent private offering (the “Concurrent Private Offering”). The Luxor Percentage Interest will be reduced from the current level to 19.81% following completion of the Public Offering, which is expected to occur on June 10, 2014. As of June 4, 2014, the Company had 28,740,986 shares of Class A Common Stock issued and outstanding. We estimate approximately 20,675,078 shares of Class A Common Stock, or approximately 71.9% of the Class A Common Stock issued and outstanding as of June 4, 2014, would be issuable to Luxor as of that date upon conversion of the Luxor Convertible Securities, upon exercise of the Luxor Put and in the Concurrent Private Offering.

•	Action Three: Amendment and Restatement of the Company’s Charter. The Company proposes to amend and restate its Second Amended and Restated Certificate of Incorporation of the Company (the “Charter”) by making certain changes, as described below:
º	Deleting Requirement that no Class B Common Stock may be Transferred to any Person Unless a Corresponding Number of Class B Units is also Transferred to the Same Person. The Company proposes to delete the requirement in its Charter that the Company’s Class B Common Stock (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), may not be transferred to any person unless a corresponding number of Class B Units in each of the Company’s three operating subsidiaries, Realty Capital Securities, LLC, RCS Advisory Services, LLC and American National Stock Transfer, LLC, (the “Class B Units”) is also transferred to the same person. The Company will also enter into an amendment to the Exchange Agreement dated as of June 10, 2013, as amended, between the Company and RCAP Holdings eliminating the requirement for the cancellation of a corresponding number of Class B Common Stock upon exchange of Class B Units.
º	Allowing Executive Committee to Call Special Stockholder Meetings. The Company proposes to provide in its Charter that the Executive Committee or any other duly authorized committee of the Board can call a special meeting of stockholders.
º	Deleting Requirement That All Director Candidates Be Nominated by the Board of Directors. The Company proposes to amend the Charter by deleting a requirement that all directors must be nominated by the Board of Directors.

The Charter, as amended and restated, will also reflect a few other changes and other modifications of a ministerial nature that are necessary or advisable in light of the other changes and deletions being proposed. These changes and modifications include, among other things, deletion of provisions which are no longer applicable to the Company or which need to be updated, and other necessary or advisable changes.

•	Action Four: Approval of the 2014 Stock Purchase Program. The Company has adopted the 2014 Stock Purchase Program (the “Program”). The Program will become effective on the 20th calendar day after we send or give this Information Statement to our stockholders.

Nicholas S. Schorsch, the executive chairman of our Board of Directors, and William M. Kahane, our chief executive officer and a member of our Board of Directors, directly or indirectly control RCAP Holdings and RCAP Equity, LLC. RCAP Holdings and RCAP Equity, LLC approved the Corporate Actions by action taken by written consent without a meeting on        , 2014 (the “Written Consent”) in accordance with the Delaware General Corporation Law (the “DGCL”) and the Amended and Restated By-laws of the Company and the Charter. On         , 2014, the Written Consent was delivered to us by RCAP Holdings and RCAP Equity, LLC, as the holders of 83.68% of the issued and outstanding shares of our Class A Common Stock and the sole issued and outstanding share of our Class B Common Stock, which, together, represent 91.84% of the combined voting power of our outstanding Common Stock, and were sufficient to approve the Corporate Actions.

The accompanying Information Statement is being furnished to you pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. This notice and the accompanying Information Statement also serve as notice pursuant to Section 228(e) of the DGCL and the Exchange Act of the approval of the Corporate Actions by less than the unanimous written consent of our stockholders who, if the Corporate Actions had been taken at a meeting, would have been entitled to notice of such meeting if the record date for notice of such meeting had been the date the Written Consent was delivered to the Company. The Corporate Actions will not become effective until       , 2014, or such later date that is at least 20 calendar days after this Information Statement is sent or given to stockholders entitled to receive notice. This Notice is not a notice of a meeting of stockholders and no stockholders’ meeting will be held to consider any matter described in the accompanying Information Statement. The accompanying Information Statement is being provided to you for informational purposes only. We encourage you to read the accompanying Information Statement, including the Annexes, for further information regarding the Corporate Actions.

The accompanying Information Statement will be first mailed to stockholders on or about           , 2014. The Corporate Actions will become effective on           , 2014 or such later date that is at least 20 calendar days after we send or give the accompanying Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
President, Treasurer, Secretary and Director

Page
Cautionary Statement Regarding Forward-Looking Statements	4
Action One: Approval of the Issuance of Class A Common Stock to RCAP Holdings Pursuant to the First Allied Contribution	6
Overview	6
Impact on Holders of Common Stock	6
The First Allied Contribution	6
Information Regarding First Allied	12
Action Two: Approval of the Issuance of Class A Common Stock Issuable to Luxor upon Conversion of the Luxor Convertible Securities and upon Exercise of the Luxor Put to the extent that; (x) Luxor has, or will have upon Issuance, Voting Power Equal to or in Excess of 20% of the Voting Power Outstanding before the Issuance of such Class A Common Stock or Securities Convertible into or Exercisable for Class A Common Stock; or (y) the Number of Shares of Class A Common Stock to be Issued to Luxor is, or will be upon Issuance, Equal to or be in Excess of 20% of the Number of Shares of Class A Common Stock Outstanding before the Issuance of the Class A Common Stock or of Securities Convertible into or Exercisable for Class A Common Stock	18
Overview	18
Impact on Holders of Common Stock	19
Description of the Convertible Preferred Stock Issued to Luxor	19
Description of the Convertible Notes Issued to Luxor	19
Description of Class A Common Stock Issuable Upon Exercise of the Luxor Put	20
Description of Other Luxor Agreements	20
Action Three: Amendment and Restatement of the Company's Charter	21
Overview	21
Deleting Requirement that no Class B Common Stock may be Transferred to any Person Unless a Corresponding Number of Class B Units is also Transferred to the Same Person	21
Allowing Executive Committee to Call Special Stockholder Meetings	22
Deleting Requirement That All Director Candidates be Nominated by the Board of Directors	23
Action Four: Approval of the 2014 Stock Purchase Program	24
Overview	24
Impact on Holders of Common Stock	24
Description of the 2014 Stock Purchase Program	24
Management’s Discussion and Analysis of Financial Condition and Results of Operations	29
Management	55
Principal Stockholders	70
Interests of Certain Persons in the Matters Acted Upon	74
Dissenter’s Rights of Appraisal	75
Additional Information	75
Householding of Stockholder Materials	75
Other Matters	75
Financial Statements	F-0
Annex A — The First Allied Contribution Agreement	A-1
Annex B — Fairness Opinion of Berkshire Capital Securities LLC	B-1
Annex C — Amended and Restated Certificate of Incorporation of the Company	C-1
Annex C-1 — Blackline Showing Changes to Amended and Restated Certificate of Incorporation of the Company	C-1-1
Annex D — 2014 Stock Purchase Program	D-1

i

405 PARK AVENUE, 14TH FLOOR, NEW YORK, NY 10022
T: (866) 904-2988

INFORMATION STATEMENT

RCS Capital Corporation, a Delaware corporation (the “Company,” “our company,” “we,” “us,” “our” or “our company”), is furnishing this Information Statement to you, as a holder of our Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), to provide you with information regarding, and a description of, action that was taken by written consent in lieu of a meeting of stockholders by our parent company, RCAP Holdings, LLC (“RCAP Holdings”) and RCAP Equity, LLC, as the holders of a majority of the combined voting power of our outstanding common stock. Nicholas S. Schorsch, the executive chairman of our Board of Directors, and William M. Kahane, our chief executive officer and a member of our Board of Directors, directly or indirectly control RCAP Holdings and RCAP Equity, LLC. On            , 2014, RCAP Holdings and RCAP Equity, LLC, as the holders of 24,051,499 shares of Class A Common Stock representing approximately 83.68% of our total outstanding shares of Class A Common Stock, and the sole outstanding share of our Class B common stock, $0.001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), and 91.84% of the combined voting power of our outstanding Common Stock as of such date, executed and delivered to the Company an Action by Written Consent of Stockholders, in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”) and our Amended and Restated By-laws (the “By-laws”) and our Second Amended and Restated Certificate of Incorporation (the “Charter”), approving the following items (collectively, the “Corporate Actions”):

•	Action One: Approval of the Issuance of Class A Common Stock to RCAP Holdings pursuant to the First Allied Contribution. The Company has entered into a contribution agreement dated April 3, 2014 (the “First Allied Contribution Agreement,” a copy of which is attached as Annex A to this Information Statement) with RCAP Holdings, pursuant to which RCAP Holdings will contribute all its equity interests in First Allied Holdings Inc. (“First Allied”) to the Company (the “First Allied Contribution”) in return for the issuance of 11,264,929 shares of Class A Common Stock.
•	Action Two: Approval of the Issuance of Class A Common Stock Issuable to Luxor upon Conversion of the Luxor Convertible Securities and upon Exercise of the Luxor Put to the extent that; (x) Luxor has, or will have upon Issuance, Voting Power Equal to or in Excess of 20% of the Voting Power Outstanding before the Issuance of such Class A Common Stock or Securities Convertible into or Exercisable for Class A Common Stock; or (y) the Number of Shares of Class A Common Stock to be Issued to Luxor is, or will be upon Issuance, Equal to or be in Excess of 20% of the Number of Shares of Class A Common Stock Outstanding before the Issuance of the Class A Common Stock or of Securities Convertible into or Exercisable for Class A Common Stock. On April 29, 2014, the Company issued to Luxor Capital Group, LP and its affiliates (“Luxor”), the following securities: (i) $270.0 million (aggregate liquidation preference) of shares of newly issued 7.00% convertible preferred stock, at a price of 88.89% of the liquidation preference per share (the “Convertible Preferred Stock”); and (ii) $120.0 million of newly issued 5% convertible notes due 7.5 years from the issue date, at a price of $666.67 per $1,000 of par value (the “Convertible Notes” and, together with the Convertible Preferred Stock and any other convertible securities that may be issued in lieu of the Convertible Preferred Stock in certain circumstances, the “Luxor Convertible Securities”). On the same day as the issuance of the Luxor Convertible Securities, Luxor purchased 23.5% of the membership interests (the “Luxor Percentage Interest”) in RCS Capital Management, LLC (“RCS Capital Management”), a company that provides strategic planning and consulting services to assist the Company and its subsidiaries in implementing their business strategies, for $15.3 million and entered into a put/call agreement (the “Put/Call

Agreement”) pursuant to which Luxor has the right to require us to purchase the Luxor Percentage Interest in exchange for shares of our Class A Common Stock (the “Luxor Put”). In addition, Luxor has agreed to purchase from the Company $50.0 million of newly issued shares of Class A Common Stock (the “Luxor Common Stock”) at $20.25 per share, the same price per share (the “Public Offering Price”) as those shares of Class A Common Stock that will be sold in a public offering of 19,000,000 shares (22,600,000 million shares if the underwriters exercise in full the option to purchase additional shares the Company has granted to them) Class A Common Stock pursuant to a Registration Statement on Form S-1 (the “Proposed Public Offering”) in a concurrent private offering (the “Concurrent Private Offering”). The Luxor Percentage Interest will be reduced from the current level to 19.81% following completion of the Public Offering, which is expected to occur on June 10, 2014. As of June 4, 2014, the Company had 28,740,986 shares of Class A Common Stock issued and outstanding. We estimate approximately 20,675,078 shares of Class A Common Stock, or approximately 71.9% of the Class A Common Stock issued and outstanding as of June 4, 2014, would be issuable to Luxor upon conversion of the Luxor Convertible Securities, upon exercise of the Luxor Put and in the Concurrent Private Offering.
•	Action Three: Amendment and Restatement of the Company’s Charter. The Company proposes to amendment and restate its Charter in the form attached as Annex C to this Information Statement (the “Amended and Restated Charter”), by making certain changes, as described below and as illustrated (through ~~struck-through~~ text showing deletions and thick-underlined text showing additions) in the blackline attached as Annex C-1 to this Information Statement:
º	Deleting Requirement that no Class B Common Stock may be Transferred to any Person Unless a Corresponding Number of Class B Units is also Transferred to the Same Person. The Company proposes to delete the requirement in its Charter that Class B Common Stock may not be transferred to any person unless a corresponding number of Class B Units in each of the Company’s three operating subsidiaries, Realty Capital Securities, LLC, RCS Advisory Services, LLC and American National Stock Transfer, LLC, (the “Class B Units”) is also transferred to the same person. The Company will also enter into an amendment to the Exchange Agreement dated as of June 10, 2013, as amended, between the Company and RCAP Holdings eliminating the requirement for the cancellation of a corresponding number of Class B Common Stock upon exchange of Class B Units (the “Exchange Agreement Amendment”).
º	Allowing Executive Committee to Call Special Stockholder Meetings. The Company proposes to provide in its Charter that the Executive Committee or any other duly authorized committee of our Board can call a special meeting of stockholders.
º	Deleting Requirement That All Director Candidates Be Nominated by the Board of Directors. The Company proposes to amend the Charter by deleting a requirement that all directors must be nominated by the Board of Directors.

The Amended and Restated Charter will also reflect a few other changes of a ministerial nature that are necessary or advisable in light of the other changes and deletions being proposed. These changes and modifications include, among other things, deletion of provisions which are no longer applicable to the Company or which need to be updated, and other necessary or advisable changes.

•	Action Four: Approval of the 2014 Stock Purchase Program. The Company has adopted the 2014 Stock Purchase Program (the “Program,” a copy of which is attached as Annex D to this Information Statement). The Program will become effective on the 20th calendar day after we send or give this Information Statement to our stockholders.

Voting Rights and Outstanding Shares

As of June 4, 2014, 28,740,986 shares of Class A Common Stock were issued and outstanding and entitled to vote and one share of Class B Common Stock was issued and outstanding and entitled to vote. The holders of the shares of Class A Common Stock and Class B Common Stock vote as a single class on the matters described in this Information Statement. Each share of Class A Common Stock is entitled to one vote and the sole share of Class B Common Stock is entitled to 28,740,987 votes. The approval of the Corporate

Actions required the approval of the holders of a majority of the combined voting power of our outstanding Common Stock. As of           , 2014, the date the Written Consent was delivered to the Company, an aggregate of 28,740,987 votes constituted the requisite majority for such approval.

This Information Statement is being mailed on or about            , 2014 to stockholders who, if the Corporate Actions had been taken at a meeting, would have been entitled to notice of such meeting if the record date for notice of such meeting had been the date the Written Consent was delivered to the Company. The Corporate Actions will not become effective until           , 2014, or such date that is at least 20 calendar days after this Information Statement is sent or given to stockholders entitled to receive notice. This Information Statement is being furnished to you only to inform you of the Corporate Actions described herein in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder and pursuant to the notice requirements of Section 228 of the DGCL.

This is not a notice of a meeting of stockholders, and no stockholders’ meeting will be held to consider any matter described in this Information Statement. RCAP Holdings and RCAP Equity, LLC, as the holders of a majority in voting power of the outstanding shares of our Common Stock, have voted to approve each Corporate Action, which vote is sufficient to satisfy the stockholder vote requirement for such Corporate Action. Accordingly, no additional votes will be needed to approve each Corporate Action.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

We have made statements in this Information Statement that are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions, may include projections of our future financial performance, our anticipated growth strategies, descriptions of new business initiatives and anticipated trends in our business, including:

•	our ability to complete the First Allied Contribution, and our pending transactions to acquire Hatteras Investment Partners LLC and certain of its affiliates through an asset purchase transaction, Investors Capital Holdings, Ltd., through a merger transaction, J.P. Turner & Company, LLC and J.P. Turner & Company Capital Management, LLC, or J.P. Turner, through a membership interest purchase transaction, Summit Financial Services Group, Inc., or Summit, through a merger transaction and Validus/Strategic Capital Partners, LLC, or StratCap, through an asset purchase transaction or the StratCap acquisition (all such transactions, collectively, the “Pending Acquisitions” and, together with our acquisition of Cetera Financial Holdings, Inc. (“Cetera”) through a merger transaction (the “Cetera Acquisition”), the “Recent and Pending Acquisitions”) on the anticipated terms, in the anticipated timeframes or at all, due to the failure of any required closing condition to be met, the exercise by one of the parties of its right to terminate one of the relevant agreements, an adverse judgment in any stockholder litigation challenging any of the Pending Acquisitions or any other reason;
•	our ability to complete the Public Offering and the Concurrent Private Offering;
•	our ability to integrate the businesses acquired in the Recent and Pending Acquisitions (the “Acquired Businesses”) with our existing businesses;
•	whether and when we will be able to realize the anticipated benefits from the Recent and Pending Acquisitions;
•	our indebtedness under the term loans and revolving credit facilities (the “Bank Facilities”) we entered into in connection with the Cetera Acquisition and the Convertible Notes could adversely affect our financial health and may limit our ability to use debt to fund future capital needs;
•	significant dilution could result from future issuances of Class A Common Stock, through the First Allied Contribution and the Pending Acquisitions or otherwise;
•	future sales of our Class A Common Stock could lower the market price of our Class A Common Stock;
•	adverse developments in the direct investment program industry;
•	deterioration in the business environment in the specific sectors of the economy in which we focus or a decline in the market for securities of companies within these sectors;
•	substantial fluctuations in our financial results;
•	our ability to retain our senior professionals and key management personnel of the Acquired Businesses;
•	pricing and other competitive pressures;
•	changes in laws and regulations and industry practices that adversely affect our business;
•	incurrence of losses in the future;
•	competition from larger firms;
•	larger and more frequent capital commitments by Realty Capital Securities, LLC (“Realty Capital Securities”);

•	limitations on our access to capital;
•	malfunctioning or failure in our operations and infrastructure; and
•	failure to achieve and maintain effective internal controls.

These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including those factors discussed under the caption entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We are under no duty to update any of these forward-looking statements after the date of this Information Statement to conform our prior statements to actual results or revised expectations.

ACTION ONE: APPROVAL OF THE ISSUANCE OF CLASS A COMMON STOCK TO
RCAP HOLDINGS PURSUANT TO THE FIRST ALLIED CONTRIBUTION

Overview

Summary

The Company has entered into the First Allied Contribution Agreement with RCAP Holdings, a copy of which is attached as Annex A to this Information Statement, pursuant to which RCAP Holdings will effect the First Allied Contribution and contribute all its equity interests in First Allied to the Company in return for the issuance of 11,264,929 shares of Class A Common Stock.

Reason Stockholder Approval is Required

Under Section 312.03(b) of the NYSE Listed Company Manual, a company listed on the New York Stock Exchange (“NYSE”) is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, if the issuance involves a “Related Party” (as defined in the NYSE Listed Company Manual) and if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance. Therefore, in order to comply with the NYSE Listed Company Manual, the Company’s stockholders must be given the opportunity to vote on the issuance of 11,264,929 additional shares of our Class A Common Stock to be issued as consideration at the completion of the First Allied Contribution.

Impact on Holders of Common Stock

Significant dilution to existing stockholders will occur in connection with the issuance of 11,264,929 additional shares of our Class A Common Stock as consideration at the completion of the First Allied Contribution, which would be 39.2% of our Class A Common Stock outstanding as of June 4, 2014. The Company is also subject to conflicts of interest in connection with the First Allied Contribution. The consideration under the First Allied Contribution Agreement is 11,264,929 shares of our Class A Common Stock, which was determined based on a value of $207.5 million for First Allied and the volume weighted average price (“VWAP”) of the Class A Common Stock on January 15, 2014.

The value for the equity of First Allied was determined as the effective original cost to RCAP Holdings of $177.0 million (consisting of $145.0 million in merger consideration (including exchangeable notes issued by RCAP Holdings (the “First Allied Notes”) in the initial aggregate principal amount of $26.0 million) paid to the former owners of First Allied and $32.0 million in bank indebtedness of First Allied outstanding immediately following consummation of the merger), minus indebtedness (net of cash) of First Allied of $7.0 million (the “First Allied Indebtedness”) plus a carrying cost of $37.5 million. The value of the shares of Class A Common Stock to be issued by us as consideration in the First Allied Contribution is $228.1 million, based on the Public Offering Price per share. Accordingly, the effective cost to us for the First Allied Contribution will be $261.5 million (including $33.4 million of First Allied Indebtedness and assuming a closing price for our Class A Common Stock of the Public Offering Price per share on the date of consummation of the contribution), which is $84.5 million more than the original effective cost to RCAP Holdings for First Allied in September 2013.

The price and terms of the First Allied Contribution may not be the same as they would be if the transaction had been negotiated at arm’s length with an unaffiliated third party.

The First Allied Contribution

Background

On January 5, 2014, the Board authorized management of the Company to prepare for the corporate restructuring of the Company, including the engagement of external advisors in connection with the First Allied Contribution.

On January 10, 2014, an additional update by senior management of the Company to the Board was provided.

On January 12, 2014, the Board authorized the creation of a special committee of the Board (the “Special Committee”) comprising of all the independent directors of the Board at that time, namely Mark Auerbach, C. Thomas McMillen and Howell D. Wood, to engage special counsel and engage a third-party valuation firm to assist the Special Committee in the determination of the carry cost to be paid in connection with the First Allied Contribution to compensate RCAP Holdings for the use of its capital during the period between RCAP Holdings’ acquisition of First Allied and the date of the First Allied Contribution (the “Carrying Valuation”). The Special Committee engaged Duane Morris LLP as special counsel. In connection with the Board’s consideration, the Board discussed that the number of shares of Class A Common Stock to be paid as consideration in connection with the First Allied Contribution would be determined based on the VWAP of the Class A Common Stock on the day prior to the announcement of the Cetera Acquisition.

On January 15, 2014, the Audit Committee authorized the First Allied Contribution for the purposes of Section 314 of the NYSE Listed Company Manual relating to approval of related party transactions.

On January 22, 2014, the Special Committee retained Berkshire Capital Securities LLC (“Berkshire”) to assist the Special Committee in the determination of the Carrying Valuation.

On January 28, 2014, Berkshire delivered a written fairness opinion (the “Fairness Opinion”) to the Special Committee, and the Special Committee approved the Carrying Valuation of $30.5 million, which, in addition to the original cost basis of $177.0 million (consisting of $145.0 million in merger consideration and the assumption of $32.0 million of First Allied Indebtedness), resulted in a value of $207.5 million. The Special Committee also authorized the executive committee of the Board (the “Executive Committee”), comprising of the non-independent directors, to take such further actions as the Executive Committee deemed necessary or appropriate to consummate the First Allied Contribution. As discussed under “— Impact on Holders of Common Stock,'' the effective cost of $261.5 million based on the Public Offering Price per share is $84.5 million more than the original effective cost to RCAP Holdings for First Allied in September 2013.

On February 9, 2014, the Board authorized, adopted, approved, confirmed and ratified a non-binding letter of intent (the “First Allied Letter of Intent”) with RCAP Holdings to effect the First Allied Contribution, under which all RCAP Holdings equity interests in First Allied would be contributed to the Company in return for the issuance to RCAP Holdings of 11,264,929 shares of the Company’s Class A Common Stock, which amount of shares was determined based on a value of $207.5 million for First Allied and the VWAP of the Class A Common Stock on January 15, 2014, the day prior to the announcement of the Cetera Acquisition.

On February 11, 2014, the Company entered into the First Allied Letter of Intent.

On April 2, 2014, the Executive Committee authorized, adopted and approved the First Allied Contribution Agreement.

On April 3, 2014, the Company entered into the First Allied Contribution Agreement with RCAP Holdings.

Reasons for the First Allied Contribution

In considering whether to enter into the First Allied Contribution, we considered the potential benefits of acquiring First Allied, including that it would:

•	allow First Allied to be included in our independent retail advice platform, a complementary business we intend to engage in following the completion of the Recent and Pending Acquisitions as part of our plan to expand, diversify and grow our business through the Recent and Pending Acquisitions;
•	enable us to grow our business by increasing our revenues;
•	expand the scale of our independent retail advice platform, which we believe will support ongoing growth through the attraction and retention of financial advisors and the creation of operating efficiencies;
•	allow First Allied to be a part of our implementation of our multi-brand strategy of maintaining multiple independent broker-dealer subsidiaries under their existing brands and management as part of the independent retail advice platform to enable us to capitalize on their valuable brands; and

•	allow us to integrate back-office and support systems of First Allied into the back-office and support systems of the independent retail advice platform, thus delivering services to help its financial advisors grow their businesses.

There can be no assurance that the First Allied Contribution, or any of or all the other Pending Acquisitions, is, or will be, completed on a timely basis, or at all, and, there also can be no assurance that we will realize any of the benefits expected from its, or their, completion.

The First Allied Contribution Agreement

On September 25, 2013, following the completion of the merger pursuant to the Agreement and Plan of Merger dated as of June 5, 2013, with First Allied and other parties thereto (the “Original First Allied Acquisition Agreement”), RCAP Holdings became the owner of all the issued and outstanding shares of common stock of First Allied (the “First Allied Shares”). Under the Original First Allied Acquisition Agreement, effective cost to RCAP Holdings of $177.0 million, consisting of $145.0 million in merger consideration (including the First Allied Notes) paid to the former owners of First Allied plus the assumption of $32.0 million of First Allied Indebtedness.

To finance part of the cash merger consideration paid pursuant to the Original First Allied Acquisition Agreement, $40.0 million was borrowed by RCAP Holdings from Bank of America (the “Original FA Acquisition Indebtedness”) which was secured by a pledge of substantially all the assets and equity interests owned by RCAP Holdings (including shares of our Class A Common Stock and Class B Common Stock held by RCAP Holdings), American Realty Capital and certain subsidiaries of American Realty Capital. The Original FA Acquisition Indebtedness was scheduled to mature on September 25, 2015, and the effective interest rate of the Original FA Acquisition Indebtedness from September 25, 2013 through April 28, 2014, when the Original FA Acquisition Indebtedness was refinanced, was 4.54% per annum, resulting in a total interest expense of $1.1 million for such period.

On February 11, 2014, the Company entered into the First Allied Letter of Intent with RCAP Holdings to enter into the First Allied Contribution Agreement pursuant to which the First Allied Contribution will occur.

On April 3, 2014, the Company entered into the First Allied Contribution Agreement with RCAP Holdings.

As consideration for the contribution, 11,264,929 shares of our Class A Common Stock are issuable to RCAP Holdings. The number of shares to be issued as consideration was determined based on a value of $207.5 million for the equity of First Allied and the VWAP of our Class A Common Stock on January 15, 2014, the day prior to the announcement of the Cetera Acquisition. In addition, immediately following consummation of the contribution, $33.4 million of First Allied Indebtedness is expected to be outstanding. The First Allied Indebtedness is on the same terms now as it was immediately following the closing of the acquisition of First Allied by RCAP Holdings under the Original First Allied Acquisition Agreement. The value of the shares of Class A Common Stock to be issued by us as consideration in the First Allied Contribution is $221.8 million, based on the Public Offering Price per share. Accordingly, the effective cost to us for the First Allied Contribution will be $261.5 million (including $33.4 million of First Allied Indebtedness and assuming a closing price for our Class A Common Stock of the Public Offering Price per share on the date of consummation of the contribution), which is $84.5 million more than the effective cost to RCAP Holdings for First Allied in September 2013 under the terms of the Original First Allied Acquisition Agreement.

Under the Bank Facilities, it is an event of default if the outstanding First Allied Indebtedness is not repaid by July 28, 2014. Following repayment of the outstanding First Allied Indebtedness our obligations under the Bank Facilities also will be guaranteed, subject to certain exceptions, by First Allied and each of First Allied’s direct or indirect domestic subsidiaries that are not SEC-registered broker-dealers.

Pursuant to the First Allied Contribution Agreement with RCAP Holdings, we also will be assigned substantially all rights and assume substantially all obligations of RCAP Holdings under the Original First Allied Acquisition Agreement. Any outstanding First Allied Notes, as well as any remaining acquisition debt incurred by RCAP Holdings to finance a portion of the merger consideration, in connection with the Original First Allied Acquisition Agreement, will remain the obligations of RCAP Holdings. It is also an event of default under the Bank Facilities if an amount sufficient to repay the First Allied Notes is not deposited in the special escrow upon the earlier of the closing to occur of the Public Offering and August 27, 2014. Amounts on deposit in the special escrow would be released to repay the First Allied Notes or once the First Allied Notes have otherwise been satisfied.

The value of $207.5 million for the equity of First Allied established by our Board of Directors in January 2014 was determined as the effective cost to RCAP Holdings for First Allied of $177.0 million (consisting of $145.0 million in merger consideration (including the First Allied Notes)) paid by RCAP Holdings to the former owners of First Allied and $32.0 million in First Allied Indebtedness outstanding immediately following consummation of the merger), minus indebtedness (net of cash) of First Allied of $7.0 million plus a carrying cost of $37.5 million. The carrying cost used to compensate RCAP Holdings for the use of its capital was determined based on an estimate of what we believe a third-party investor would have earned for a similar investment, or a range between 18% to 25% of the original cost of the investment. We used a midpoint of this range, or 21.5%, to determine the carrying cost. The rate used to determine the carrying cost was 21.2%, which was based on the period from June 5, 2013 (the date the Original First Allied Acquisition Agreement was executed and RCAP Holdings committed to make the investment) through May 31, 2014 (the expected closing date of the First Allied Contribution at the time the carrying cost was determined). The annualized rate from September 25, 2013 (the date the investment was actually made) until May 31, 2014 was 34.4%. The effective weighted blended interest rate on the First Allied Notes and the $40.0 million borrowed to finance part of the cash merger consideration paid pursuant to the Original First Allied Acquisition Agreement from September 25, 2013 through May 31, 2014 was 3.55% per annum, resulting in a total interest expense of $1.1 million for such period, not including the value of the conversion option on the First Allied Notes.

The Board of Directors, when it established the purchase price for the First Allied Contribution in January 2014, applied the carrying cost to the effective cost of RCAP Holdings’ acquisition of First Allied, which was $177.0 million (consisting of $145.0 million in merger consideration paid to the former owners of First Allied and $32.0 million of First Allied Indebtedness outstanding immediately following the merger). First Allied had approximately $25.0 million of cash at the time of the determination of the purchase price for the First Allied Contribution by the Board of Directors. The cash of First Allied could increase or decrease prior to the date of closing of the First Allied Contribution, which would have the effect of decreasing or increasing the effective cost of the acquisition to us. RCAP Holdings and First Allied have agreed that First Allied will not make any dividends or other distributions prior to the closing of the First Allied Contribution.

Representations, Warranties, Covenants and Agreements.  Pursuant to the First Allied Contribution Agreement, RCAP Holdings has made certain customary representations and warranties with respect to facts, events or circumstances arising after September 25, 2013, and the Company also has made certain customary representations and warranties, in each case subject to certain limitations. The representations and warranties in the First Allied Contribution Agreement were made in part to allocate contractual risk between the parties and not as a means of establishing facts. Certain representations and warranties of RCAP Holdings and the Company are subject to materiality or “material adverse effect” qualifiers and/or qualified by information contained in schedules of exceptions. Stockholders of the Company are not third-party beneficiaries under the First Allied Contribution Agreement and should not rely on the representations, warranties, covenants or agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its affiliates or of RCAP Holdings or any of its affiliates.

Pursuant to the First Allied Contribution Agreement, RCAP Holdings and the Company have agreed to customary covenants and agreements. RCAP Holdings has undertaken certain covenants restricting its conduct of the business and operations of First Allied and its subsidiaries between the date of the First Allied Contribution Agreement and the closing of the First Allied Contribution (or, if applicable, the date that the First Allied Contribution Agreement is terminated). In general, RCAP Holdings has agreed that it will, among other things, conduct the business and operations of First Allied and its subsidiaries in the ordinary course. Each party has agreed to use its reasonably best efforts to, among other things, obtain all consents required to consummate the First Allied Contribution, including under certain indebtedness.

Indemnification.  The representations and warranties contained in the First Allied Contribution Agreement will generally survive the closing of the First Allied Contribution for a period of one year. Subject to certain limitations, including, among other things, a cap of $15.5 million and a deductible of $1.0 million that applies to breaches of most of RCAP Holdings’ representations and warranties before the Company would be entitled to recover any losses, RCAP Holdings has agreed to indemnify the Company for breaches of RCAP Holdings’ representations, warranties, covenants and agreements. In addition, subject to certain limitations, including, among other things, a cap of $15.5 million and a deductible of $1.0 million that applies to breaches of most of the Company’s representations and warranties before RCAP Holdings would be entitled to recover any losses, the Company has agreed to indemnify RCAP Holdings for breaches of the Company’s representations, warranties, covenants and agreements and for the Company’s assumption of substantially all obligations of RCAP Holdings under the Original First Allied Acquisition Agreement.

Conditions to Close.  The First Allied Contribution Agreement provides that the closing of the First Allied Contribution will take place on the third business day following the date on which the conditions to the closing have been satisfied or waived (other than conditions with respect to actions that RCAP Holdings and the Company will take at the closing itself), or on such other date as RCAP Holdings and the Company may mutually agree to in writing.

The completion of the First Allied Contribution is subject to various conditions, including, among other things, the receipt of certain requisite consents from third parties and all requisite governmental approvals and the affirmative vote of the holders of a majority of the voting power of all the outstanding shares of the Class A Common Stock and the Class B Common Stock, voting together as a single class, to approve the issuance of the Class A Common Stock to RCAP Holdings. Each party’s obligation to consummate the First Allied Contribution also is subject to certain other conditions, including the accuracy of the other party’s representations and warranties (subject to customary qualifications) and the other party’s material compliance with its covenants and agreements contained in the First Allied Contribution Agreement.

Termination Rights.  The First Allied Contribution Agreement includes certain termination rights for both parties, including that either party may terminate the agreement if certain conditions have not been satisfied or waived on or prior to December 31, 2014.

RCAP Special Committee Action and the Opinion of Berkshire Capital Securities LLC

On January 28, 2014, Berkshire delivered the Fairness Opinion to the Special Committee, a committee consisting of independent directors of the Company established to consider the issuance by the Company of Class A Common Stock to RCAP Holdings in return for the contribution of the First Allied Shares (the “Potential Transaction”).

The full text of the Fairness Opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this Information Statement and is incorporated herein by reference. Stockholders are urged to read Berkshire’s written opinion carefully and in its entirety. Berkshire’s opinion is limited solely to the fairness of the aggregate consideration to be paid in the Potential Transaction by the Company from a financial point of view as of the date of the Fairness Opinion and does not address the merits of the Company’s underlying decision to engage in the Potential Transaction or the relative merits of the Potential Transaction, as compared to other business strategies that might be available to the Company. Berkshire expressed no opinion or recommendation whether the Company should proceed with the Potential Transaction.

In the Fairness Opinion, Berkshire opines that, based upon and subject to the assumptions, limitations and conditions set forth in the Fairness Opinion, as of the date of the Fairness Opinion, the aggregate consideration to be paid by the Company in the Potential Transaction was fair from a financial point of view to the Company.

As stated in the Fairness Opinion, although the aggregate consideration amount was not specified in a draft of the First Allied Contribution Agreement, dated January 28, 2014 (the “January Draft”), the Company notified Berkshire that the aggregate consideration amount was 11,591,000 shares of Class A Common Stock, which was calculated based on an aggregate consideration of $213.5 million and $18.42 per share, the VWAP of the Class A Common Stock on January 15, 2014, the day prior to the announcement of the Cetera Merger Agreement.

In rendering the Fairness Opinion, Berkshire: (i) reviewed the January Draft; (ii) reviewed First Allied’s past and current business operations, future business prospects, potential synergies and EBITDA enhancements arising from the proposed transaction with members of the Company’s senior management; (iii) reviewed certain financial data and other information for First Allied, including historical financial statements and a financial forecast through 2018 provided by the Company; (iv) reviewed publicly available business and financial information relating to selected publicly traded securities companies; (v) compared the financial terms of the Potential Transaction with the financial terms, to the extent publicly available, of certain other transactions that Berkshire deemed to be relevant; and (vi) performed such other financial studies, analyses and investigations, and considered such other factors, as it deemed appropriate.

Berkshire did not assume responsibility for independent verification of, and did not verify, any of the information provided to, discussed with or reviewed by it in connection with rendering the Fairness Opinion, and Berkshire assumed and relied on the accuracy and completeness of the financial, accounting, legal, tax and other information provided to, discussed with or reviewed by it. In addition, Berkshire was not requested to make, and did not make, any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of First Allied or any of its affiliates, nor was Berkshire furnished with any such evaluation or appraisal. In addition, with the Special Committee’s consent, Berkshire assumed that all the information prepared by management of the Company or First Allied and provided to Berkshire for purposes of the Fairness Opinion, including the financial projections for First Allied, was prepared on a reasonable basis reflecting the best currently available estimates and judgments of the management of the Company or First Allied, as the case may be, as to the expected future financial performance of First Allied, and Berkshire expressed no opinion with respect to such forecasts or the assumptions upon which they were based. Berkshire also did not express any opinion as to the impact of the Potential Transaction on the solvency or viability of the Company or the ability of the Company to pay its obligations when they become due.

At the request of the Special Committee, Berkshire did not review, evaluate, analyze or consider the impact or consequences of the assignment of the rights and obligations of RCAP Holdings under the Original First Allied Acquisition Agreement to the Company or the assumption by the Company of the rights and obligations of RCAP Holdings under the Original First Allied Acquisition Agreement and the other related documents thereto.

Berkshire did not undertake any independent legal analysis of the Potential Transaction, any related transactions, the January Draft or any legal or regulatory proceedings pending or threatened related to First Allied, and expressed no opinion regarding legal, regulatory, accounting, tax, executive compensation or other similar professional advice.

The Fairness Opinion is necessarily based on market, economic and other conditions as they existed on, and the information made available to Berkshire as of, the date of the Fairness Opinion. Berkshire assumed no responsibility for updating, revising or reaffirming the Fairness Opinion based on circumstances, developments or events occurring after the date of the Fairness Opinion. In rendering the Fairness Opinion, Berkshire also assumed that the executed First Allied Contribution Agreement would conform in all material respects to the January Draft that it reviewed, and that the First Allied Contribution would be consummated on the terms described in the draft First Allied Contribution Agreement without any material delay or waiver of any material terms or conditions by the Company. The Fairness Opinion also states that the Fairness Opinion was intended only for the use of the Special Committee and should not be used or relied upon by any other person. Berkshire received a fee as compensation for their services in rendering the Fairness Opinion, no portion of which was contingent upon consummation of the First Allied Contribution. The Company also agreed to reimburse Berkshire for certain expenses and to indemnify it against certain liabilities that may arise out of its engagement by the Special Committee. The Fairness Opinion was approved by Berkshire’s fairness opinion committee.

Regulatory Approvals

The following is a summary of the material regulatory and self-regulatory requirements for completion of the First Allied Contribution. Approval of the Financial Industry Regulation Authority (“FINRA”) is required for the First Allied Contribution under NASD Rule 1017. On May 12, 2014, FINRA approved the continuing membership application under NASD Rule 1017 with respect to First Allied Securities, Inc. and Legend Equities Corporation, the broker-dealer subsidiaries of First Allied.

Accounting Treatment

The First Allied Contribution is expected to be accounted for at historical cost rather than the purchase method because First Allied and the Company are under common control of RCAP Holdings.

Information Regarding First Allied

Business

First Allied, through its subsidiaries, is engaged in the retail advice business. Its primary operating subsidiaries are FAS, First Allied Advisory Services, Inc., First Allied Asset Management, Inc., FASI Insurance Services, Inc. and First Allied Retirement Services, Inc., all of which are wholly owned.

On January 1, 2013, First Allied acquired Legend Group Holdings LLC which was a holding company and sole owner of Advisory Services Corporation, Legend Advisory Corporation and LEC, which together form the Legend Group. The Legend Group is also engaged in the retail advice business.

Pursuant to the Original First Allied Acquisition Agreement, First Allied was acquired by RCAP Holdings on September 25, 2013 for a total cost of $177.0 million, consisting of $145.0 million in merger consideration (including the First Allied Notes) paid to the former owners of First Allied and $32.0 million of First Allied Indebtedness outstanding immediately following the acquisition. Following the transaction, First Allied, the Legend Group and all of their subsidiaries continue to operate autonomously under the current management structure and respective brands.

First Allied (including the Legend Group) had approximately 1,194 financial advisors in 583 branch offices across the United States, $33.7 billion in assets under administration and approximately 419,000 clients as of March 31, 2014. It had approximately $294,000 in gross revenue per financial advisor for the year ended December 31, 2013.

Through FAS, First Allied is an independent broker-dealer that provides financial advice to its clients through financial advisors. FAS’ primary activities include the brokerage of equity and fixed-income securities as well as the sale of investment company shares, alternative investment products, and insurance products.

Subsidiaries of First Allied also provide investment management services through brokerage accounts, as well as variable annuity subaccounts; provide independent money management services; serve as third-party pension administrators handling both defined benefit and defined contribution plans; and sell mutual funds, variable annuity products, stocks, and insurance products. One of First Allied’s major sources of revenue consist of commissions earned on new sales of mutual fund products and Rule 12b-1 distribution fees on existing eligible assets.

The Legend Group provides portfolio management for investment portfolios tailored for 403(b) retirement planning. A 403(b) plan is similar to 401(k) plans, but offered by many not-for-profit employers. Therefore, a majority of Legend Group’s clients include educators and other employees of not-for-profit organizations.

Subsidiaries of First Allied are registered broker-dealers, members of FINRA, registered investment advisers pursuant to the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and are licensed insurance agencies.

To clear securities transactions, carry customers’ accounts on a fully disclosed basis and perform certain recordkeeping functions, FAS and LEC have agreements with Pershing, LLC, a non-affiliated clearing broker, and FAS also has a similar agreement with JP Morgan Clearing Corp., which is also a non-affiliated clearing broker.

First Allied’s principal executive offices are located at 655 West Broadway, 12th Floor, San Diego, California, and its telephone number is (800) 499-5489.

Market Price of and Dividends on Common Equity

There is no existing market for the common stock of First Allied and therefore no market price for the common stock can be provided. All the common stock of First Allied is owned beneficially and of record by RCAP Holdings.

First Allied did not pay any dividends during the last two fiscal years.

Selected Historical Consolidated Financial Data

Presented below is the selected consolidated financial data of First Allied and its operating subsidiaries as of and for the periods indicated. First Allied was created on August 1, 2011 and therefore the historical data is presented for 2011 for the period from August 1, 2011 through December 31, 2011 and no historical data for 2010 and 2009 is presented.

	Historical
	March 31		Year Ended December 31,
($ in thousands)	2014	2013	2013	2012	2011	2010	2009
Selected Operating Data:
Revenue	93,219	83,838	$353,857	$241,047	$35,223	$—	$—
Operating expenses	94,068	82,606	360,412	241,150	39,074	—	—
Provision for income taxes	(342)	684	(2,479)	193	(1,068)	—	—
Net income (loss)	$(507)	$548	$(4,076)	$(296)	$(2,743)	$—	$—
Statement of Financial Condition Data:
Cash	$18,874	$18,977	$24,315	$13,594	$14,361	$—	$—
Total assets	219,504	107,049	225,623	75,109	73,755	—	—
Total liabilities	83,183	63,420	88,795	32,221	32,528	—	—
Total stockholders’ equity	136,321	43,629	136,828	42,888	41,227	—	—

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. The SEC has defined a company’s critical accounting policies as the ones that are most important to the portrayal of a company’s financial condition and results of operations, and which require a company to make its most difficult and subjective judgments. Based on this definition, First Allied has identified the critical accounting policies and judgments addressed below. First Allied bases its estimates on historical experience and on various other assumptions that First Allied believes to be reasonable under the circumstances. Actual results may differ from these estimates.

Income Tax Expense and Accruals.  Tax law requires items to be included in First Allied’s tax returns at different times than the items are reflected in our financial statements. As a result, First Allied’s annual tax rate reflected in our financial statements is different than that reported in First Allied’s tax returns. Some of these differences are permanent, such as expenses that are not deductible in First Allied’s tax return, and some differences reverse over time, such as depreciation expense. These temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in First Allied’s tax returns in future years for which we have already recorded the tax benefit in First Allied’s income statement. Deferred tax liabilities generally represent tax expense recognized in First Allied’s financial statements for which payment has been deferred, or expense for which we have already taken a deduction in First Allied’s tax return but have not yet recognized as an expense in our financial statements.

Litigation Accrual.  From time to time, First Allied is subject to proceedings, lawsuits and other claims related to customers, employees, and registered representatives. First Allied is required to assess the likelihood of any adverse judgments or outcomes to these matters as well as potential ranges of probable losses. A determination of the amount of accrual required, if any, for these contingencies is made after careful analysis of each matter. The required accrual may change in the future due to new developments in each matter or changes in approach such as a change in settlement strategy in dealing with these matters. First Allied does not believe that any such matter currently being reviewed will have a material adverse effect on its financial condition or results of operations.

Impairment of Goodwill and Indefinite Lived Intangible Assets.  On September 15, 2011, the FASB issued Accounting Standards Update 2011-08 (ASU 2011-08), which amends goodwill impairment testing procedures. Based on the revised rules, companies now have the option of initially utilizing a qualitative assessment, as opposed to a quantitative testing methodology. ASU 2011-08 applies to both public and non-public entities that have goodwill on their balance sheets, and is effective for annual periods ending December 15, 2011; however, early adoption is permitted. The qualitative assessment (commonly known as Step 0) determines whether it is more likely than not (i.e., a likelihood of more than 50%) that the fair value of the reporting unit is less than its carrying value. If, based on an assessment of qualitative factors, it is determined that the tested reporting unit's fair value exceeds its carrying amount, then the reporting unit is deemed to have passed the impairment test and no further testing is necessary. Conversely, if this initial qualitative assessment fails to establish that fair value is greater than carrying value, it then becomes necessary to perform Step 1, and possibly Step 2, of the quantitative assessment.

ASC 350 provides the following examples of factors to consider in the qualitative assessment:

•	macro-economic conditions;
•	industry and market considerations;
•	cost factors including cost of raw materials, labor costs, distribution expense and resulting cash flow;
•	overall financial performance;
•	relevant entity-specific events including changes in management, strategy, customers or litigation;
•	events impacting the reporting unit including changes in carrying value; and
•	a sustained decrease in share price (for public entities).

As a result of the acquisition of First Allied by RCAP Holdings in September 2013, it was not necessary to evaluate goodwill for impairment at December 31, 2013.

Results of Operations — Comparison of the Three Months Ended March 31, 2014 and March 31, 2013

The following discussion relates to the results of operations for three months ended March 31, 2014 (the “March 2014 Period”) and the comparable period in the prior year (the “March 2013 Period”). All amounts are approximate unless otherwise indicated.

Revenue.  Commission revenue of $49.3 million for the March 2014 Period represents an increase of $4.7 million, or 10.6%, over the $44.6 million of commission revenue reported for the March 2013 Period. For the March 2014 Period, $3.9 million of the increase was a result of an increase in commissions on alternative investments, primarily resulting from sales of REITs.

Investment advisory fee revenue increased by $3.8 million, or 13.9%, for the March 2014 Period compared to the March 2013 Period. This increase was due to an increase in stock markets, generally, and an increase in advisory assets under management as investment advisory fees increase as account values increase.

Sponsorship fees increased $1.2 million, or 55.3%, for the March 2014 Period. This increase was due to an increase in sales of alternative investment products, primarily REITs, which is the main driver of sponsorship fees.

Principal transactions, net decreased to $1.8 million for the March 2014 Period from $2.6 million in the March 2013 Period. This $0.8 million, or 29.6%, decrease was due primarily to a decrease in the sale of closed end funds.

Expenses.  Commission expense increased to $68.2 million in the March 2014 Period, which represents an increase of $7.2 million, or 11.9%, from the $60.9 million reported for the March 2013 Period. This increase is due to the increase in commission and investment advisory fee revenue. In general, commission expense is directly related to the commission revenue, and will typically increase or decrease proportionately as commission revenue rises or falls. Commission expense as a percentage of commission and investment advisory fee revenue remained constant at 84.3% in both the March 2014 Period and the March 2013 Period. Commissions and related costs as a percentage of commission revenues can also be impacted by several other factors.

Employee compensation and benefits increased to $12.4 million in the March 2014 Period, which represents an increase of approximately $1.6 million, or 15.0%, from the $10.8 million reported for the March 2013 Period. This increase was primarily due to (1) a $0.6 million increase in stock-based compensation related to the new 2013 Restricted Unit Plan, (2) cost of living and merit adjustments which are made effective March 1 of each year, and (3) increased benefits costs

Amortization of intangibles increased $1.4 million, or 328.6%, to $1.8 million in the March 2014 Period from $0.4 million in the March 2013 Period. This increase was due to the revaluation of the First Allied intangible assets in connection with its acquisition by RCAP Holdings.

Provision for income taxes was $(0.3) million and $0.7 million for the March 2014 Period and the March 2013 Period, respectively, representing an effective tax rate of 40.2% and 55%, respectively. Our provision for income taxes in any period will be affected by, among other things, permanent, as well as temporary differences in the deductibility of certain items, including stock-based compensation and the amortization of intangible assets.

Net Income.  For the March 2014 Period, we incurred a loss of $0.5 million, which represents a decrease of approximately $1.1 million, or 192.3%, from the $0.6 million net income reported for the March 2013 Period. This decrease was primarily attributable to the increase amortization of intangible assets from the revaluation of those assets in connection with the acquisition of First Allied by RCAP Holdings.

Results of Operations — Comparison of Year Ended December 31, 2013 and December 31, 2012

The following discussion relates to the results of operations for year ended December 31, 2013 (the “2013 Period”) and the comparable period in the prior year (the “2012 Period”). All amounts are approximate unless otherwise indicated.

Revenue.  Commission revenue of $188.6 million for the 2013 Period represents an increase of $60.8 million, or 47.6%, over the $127.8 million of commission revenue reported for the 2012 Period. For the 2013 Period, $22.5 million of the increase was a result of an increase in commissions on alternative investments, primarily resulting from sales of REITs. Of the remaining increase, $30.0 million was due to the acquisition of the Legend Group.

Investment advisory fee revenue increased by $46.5 million, or 65.1%, for the 2013 Period compared to the 2012 Period. The acquisition of the Legend Group represented $39.4 million of the increase. The remaining $7.1 million, or 10%, increase is due to an increase in the stock market indices as investment advisory fees increase as account values increase.

Sponsorship Fees increased $5.6 million, or 105%, for the 2013 Period. $1.2 million of this increase is due to the acquisition of the Legend Group. The remaining $4.4 million or 79% increase is due to an increase in sales of alternative investment products, primarily REITs, which was the main driver of Sponsorship Fees.

Insurance income increased $2.4 million, or 52.1%, for the 2013 Period compared to the 2012 Period. $2.1 million of this increase was due to the acquisition of the Legend Group.

Expenses.  Commissions expense increased to $256.8 million in the 2013 Period, which represents an increase of $76.7 million, or 42.6%, from the $180.1 million reported for the 2012 Period. The acquisition of the Legend Group contributed $44.7 million to the overall increase in commissions and commission related costs. The remaining increase of $32.0 million, or 18%, was due to the increase in commission and investment advisory fee revenue. In general, commissions expenses are directly related to the foregoing revenue amounts and will typically increase or decrease proportionately as commission revenue rises or falls. Commissions expense, excluding the Legend Group, as a percentage of commission and investment advisory fee revenue, decreased in the 2013 Period to 89.4% from 90.4% in the 2012 Period. Commissions and related costs as a percentage of commission revenues can also be impacted by several other factors.

Employee compensation and benefits increased to $51.1 million in the 2013 Period, which represents an increase of approximately $22.0 million, or 76.0%, from the $29.0 million reported for the 2012 Period. This increase was due primarily to three factors: (1) $13.9 million in compensation paid to employees of the Legend Group, (2) $6.0 million of transaction bonuses paid to employees related to the acquisition of First Allied by RCAP Holdings, and (3) $1.6 million of stock-based compensation resulting from the accelerated vesting of employee stock options.

Professional services increased $2.6 million, or 62%, to $4.2 million in the 2013 Period. Approximately $2.0 million of this increase was due to legal and consulting fees related to the acquisition of First Allied by RCAP Holdings. The Legend Group accounted for $0.4 million of the remaining increase.

Clearing and exchange fees increased $3.1 million, or 96%, to $6.4 million in the 2013 Period compared to $3.2 million in the 2012 Period. This entire increase was due to the acquisition of the Legend Group.

Promotional expenses increased $1.5 million or 43.3% to $3.5 million for the 2013 Period. This entire increase was due to the acquisition of the Legend Group.

Occupancy and equipment expense increased $2.3 million, or 70.6%, to $5.5 million in the 2013 Period. $1.4 million of the increase was due to the acquisition of the Legend Group. The remainder of this increase was due primarily to the renegotiation of the First Allied headquarters facilities lease and the reversal of the unfavorable lease accrual, in conjunction with the acquisition of First Allied by RCAP Holdings as the lease no longer contained unfavorable terms at that time.

Amortization of intangibles increased $3.2 million, or 194%, to $4.8 million in the 2013 Period from $1.6 million in the 2012 Period. $2.2 million of this increase was due to the acquisition of the Legend Group and the remainder was due to the revaluation intangible assets of First Allied in connection with its acquisition by RCAP Holdings.

Other expenses increased by $5.1 million, or 63.2%, to $13.2 million during the 2013 Period from $8.1 million for the 2012 Period. $2.1 million of this increase was due to the acquisition of the Legend Group. The remaining $3.0 million or 38% increase was primarily due to the settlement expenses related to certain arbitrations.

Provision for income taxes was $(2.5) million and $0.2 million for the 2013 and 2012 Period, respectively, representing effective tax rates of 37.8% and (187)%, respectively. First Allied’s provision for income taxes in any period will be affected by, among other things, permanent, as well as temporary differences in the deductibility of certain items, including stock-based compensation and the amortization of intangible assets. In the 2012 Period, the income tax expense was a high negative percentage of the taxable loss due to nondeductible expenses.

Net Income.  For the 2013 Period, First Allied incurred a loss of $4.1 million, which represents a decrease of approximately $3.8 million, or 1,278%, from the $0.3 million net loss reported for the 2012 Period. This decrease was attributable to the transaction bonus, accelerated vesting of stock options and other costs related to the acquisition of First Allied by RCAP Holdings.

Liquidity and Capital Resources

Cash provided by, or used in, operating activities for any period includes the net income for that period adjusted for non-cash items and the effects of changes in working capital. Net cash used by operating activities during the March 2014 Period totaled $1.7 million compared to $0.6 million provided by operating activities for the March 2013 Period. This $2.3 million change was primarily due to a $1.8 million greater decrease in commissions payable in the March 2014 Period compared to the March 2013 Period. Net cash provided by operating activities during the 2013 Period totaled $7.1 million compared to $3.5 million for the 2012 Period. This increase was due primarily to a $3.1 million increase in accounts payable and other liabilities.

Net cash used in investing activities during the March 2014 Period was $3.1 million compared to $16.5 million for the March 2013 Period. This decrease in cash used in investing activities is primarily due to the acquisition of the Legend Group, net of cash received, for $16.3 million in the March 2013 Period (there were no acquisitions in the March 2014 Period) offset by a $2.4 million increase in the issuance of notes receivable in the March 2014 Period compared to the March 2013 Period. Net cash used in investing activities during the 2013 Period was $24.1 million compared to $3.6 million for the 2012 Period. This was primarily due to the acquisition of the Legend Group, net of cash received, for $16.7 million, as well as an increase in the issuance of notes receivable in the 2013 Period amounting to $4.3 million in excess of the 2012 Period.

Net cash used in financing activities during the March 2014 Period was $596 thousand versus $21.3 million provided by financing activities in the March 2013 Period. Net cash used in financing activities during the the March 2013 Period included the receipt of $22.2 million of bank financing obtained in connection with the acquisition of the Legend Group and was offset by payments of principal on bank loans and notes payable of $0.8 million. In the March 2014 Period, the only financing activities were borrowings on First Allied’s bank loan of $0.3 million, offset by payments of principal on bank loans and notes payable of $0.8 million. Net cash provided by financing activities during the 2013 Period was $27.8 million versus $0.7 million in the 2012 Period. This increase resulted from the receipt of $22.2 million of bank financing obtained in connection with the acquisition of the Legend Group and a $6.0 capital contribution from the selling shareholders from the proceeds of the acquisition of First Allied by RCAP Holdings, offset by payments of principal on bank loans and notes payable of $4.9 million.

Overall, cash and cash equivalents decreased during the March 2014 Period by $5.4 million to $18.9 million at March 31, 2014 from $24.3 million at March 31, 2013. This decrease was due primarily to cash used in investing activities, as described above. Overall, cash and cash equivalents increased during the 2013 Period by $10.7 million to $24.3 million at December 31, 2013 from $13.6 million at December 31, 2012. This increase was due primarily to cash provided by financing activities, as described above.

Quantitative and Qualitative Disclosures about Market Risk

Market risk represents the risk of loss that may result from the change in value of a financial instrument due to fluctuations in its market price. First Allied’s exposure to market risk is primarily related to equity mutual funds which are held by First Allied.

ACTION TWO: APPROVAL OF THE ISSUANCE OF CLASS A COMMON STOCK ISSUABLE TO LUXOR UPON CONVERSION OF THE LUXOR CONVERTIBLE SECURITIES AND UPON EXERCISE OF THE LUXOR PUT TO THE EXTENT THAT: (X) LUXOR HAS, OR WILL HAVE UPON ISSUANCE, VOTING POWER EQUAL TO OR IN EXCESS OF 20% OF THE VOTING POWER OUTSTANDING BEFORE THE ISSUANCE OF SUCH CLASS A COMMON STOCK OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR CLASS A COMMON STOCK; OR (Y) THE NUMBER OF SHARES OF CLASS A COMMON STOCK TO BE ISSUED TO LUXOR IS, OR WILL BE UPON ISSUANCE, EQUAL TO OR BE IN EXCESS OF 20% OF THE NUMBER OF SHARES OF CLASS A COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF THE CLASS A COMMON STOCK OR OF SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR CLASS A COMMON STOCK

Overview

Summary

Concurrently with the closing of the Cetera Acquisition, on April 29, 2014, we, RCAP Holdings, Luxor and certain of its affiliates entered into a securities purchase agreement pursuant to which Luxor purchased the Luxor Convertible Securities in a private offering and agreed to purchase the Luxor Common Stock, in a private offering concurrently with a closing of the Public Offering. We also made certain other agreements with Luxor, some of which are described in more detail below.

The Luxor Convertible Securities consist of $120.0 million (face amount) of 5% Convertible Notes, issued at a price of $666.67 per $1,000 of par value (for gross proceeds to us upon issuance of $80.0 million) and $270.0 million (aggregate liquidation preference) of 7% Convertible Preferred Stock issued at a price of 88.89% of the liquidation preference per share (for gross proceeds to us upon issuance of $240.0 million).

Also on April 29, 2014, Luxor purchased the Luxor Percentage Interest in RCS Capital Management for $15.3 million, and we entered into the Put/Call Agreement with Luxor granting the Luxor Put, or Luxor’s right to require us to purchase the Luxor Percentage Interest in exchange for a number of shares of Class A Common Stock (or a cash equivalent).

Pursuant to the securities purchase agreement, in no event will the Company be obligated to issue to Luxor (through either or both of the issuance of the Luxor Common Stock and the issuance of the Class A Common Stock issuable on conversion of Luxor Convertible Securities) an aggregate number of shares of Class A Common Stock that collectively exceeds 19.9% of 28,317,237 (the number of shares of Common Stock outstanding as of April 28, 2014) prior to approval by the stockholders of the Company. There is a similar provision in the Put/Call Agreement in connection with the Luxor Put, which may be exercised in the form of shares of our Class A Common Stock.

Reason Stockholder Approval is Required

Under Section 312.03(c) of the NYSE Listed Company Manual, a company listed on the NYSE is required to obtain stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of related transactions if (x) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock; or (y) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. We estimate approximately 20,675,078 shares of Class A Common Stock, or approximately 71.9% of the Class A Common Stock outstanding as of June 4, 2014, would be issuable to Luxor as of that date upon conversion of the Luxor Convertible Securities and upon exercise of the Luxor Put and in the Concurrent Private Offering. Since the shares Class A Common Stock issuable to Luxor upon conversion of the Luxor Convertible Securities and upon exercise of the Luxor Put, together with the Luxor Common Stock, could have upon issuance (x) voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock, including shares of Class A Common Stock issuable on conversion of securities convertible into or exercisable for Class A Common Stock, or (y) be upon issuance equal to or in excess of 20% of the number of shares of Class A Common Stock outstanding before the issuance of the Class A Common Stock, including shares of Class A Common Stock issuable on conversion of securities convertible into or exercisable for Class A Common Stock, in order to comply with the NYSE Listed Company Manual, the

Company’s stockholders must be given the opportunity to vote on the issuance of the Luxor Convertible Securities and the shares Class A Common Stock issuable upon exercise of the Luxor Put.

Impact on Holders of Common Stock

Significant dilution to existing stockholders will occur in connection with the issuance of the Luxor Common Stock upon conversion of any of the Luxor Convertible Securities and the shares Class A Common Stock issuable upon exercise of the Luxor Put. We estimate approximately 20,675,078 shares of Class A Common Stock, or approximately 71.9% of the Class A Common Stock outstanding as of June 4, 2014, would be issuable to Luxor as of that date upon conversion of the Luxor Convertible Securities and upon exercise of the Luxor Put and in the Concurrent Private Offering.

Description of the Convertible Preferred Stock Issued to Luxor

On April 29, 2014, we issued 14,657,980 shares of Convertible Preferred Stock to affiliates of Luxor in a private placement. The shares of Convertible Preferred Stock issued to Luxor are entitled to a dividend of 7.00% of the liquidation preference and a dividend of 8.00% of the liquidation preference if a monthly dividend is not paid in cash on the dividend payment date. The shares of Convertible Preferred Stock are convertible, at Luxor’s option, into shares of our Class A Common Stock, at the lower of (i) a 2% discount to VWAP, of our Class A Common Stock for the ten trading days prior to the date of Luxor’s election to convert; (ii) a 2% discount to the closing price of our Class A Common Stock on the date of Luxor’s election to convert; and (iii) $20.26, the fixed conversion price. If (1) both the one-day VWAP and the daily closing price of our Class A Common Stock for the prior 30 consecutive trading days exceeds 2.5 times the fixed conversion price, and (2) at least $10 million of our Class A Common Stock is traded each day for 30 consecutive days at any time after the first two years from the issuance date of the Convertible Preferred Stock, then we may require that Luxor convert the Convertible Preferred Stock into shares of our Class A Common Stock at the same price as set forth above. Accrued and unpaid dividends on the Convertible Preferred Stock are also entitled to the same liquidation preference and are convertible into additional shares of our Class A Common Stock on the same terms as actual shares of Convertible Preferred Stock.

The terms of the Convertible Preferred Stock set forth in the related certificate of designation include negative covenants relating to the issuance of additional preferred securities, amending the provisions of certificate of designation, affiliate transactions and the incurrence of indebtedness.

On April 29, 2014, the members of RCAP Holdings entered into a put agreement with Luxor and its affiliates who purchased the Convertible Preferred Stock. Pursuant to this agreement, at any time during the 90-day period beginning on October 29, 2015, the members of RCAP Holdings have agreed to purchase from Luxor 50% (to be reduced based upon the gross proceeds received by us in any public offering of our Class A Common Stock) of the Convertible Preferred Stock in cash at Luxor’s request. This put right is secured by a negative pledge on the members of RCAP Holdings’ shares of American Realty Capital Properties, Inc. (“ARCP”) and/or units of ARCP’s operating partnership with a value, as of the date of the issuance of the Convertible Preferred Stock, equal to such RCAP Holdings member’s pro rata portion of the cash payment required to be made to Luxor pursuant to its put right.

As of June 4, 2014, we estimate 13,326,752 shares of Class A Common Stock would be issuable upon conversion of the Convertible Preferred Stock.

Description of the Convertible Notes Issued to Luxor

On April 29, 2014, we issued $120.0 million aggregate principal amount of Convertible Notes to affiliates of Luxor in a private placement. The Convertible Notes are our senior unsecured obligations, but they are subordinate to the Bank Facilities and any refinancing thereof. The Convertible Notes are convertible at the option of the holder, and to the extent permitted by the Bank Facilities, into shares of our Class A Common Stock, at a conversion price equal to the lower of (i) $21.18 per share of Class A Common Stock, and (ii) 115% of the price of the shares of our Class A Common Stock sold in any public offering of our Class A Common Stock, subject to adjustment pursuant to customary anti-dilution provisions. The Convertible Notes mature on November 1, 2021 and bear interest at a rate of 5.00% per annum.

The Convertible Notes contain customary events of default and negative covenants, including limitations on incurrence of indebtedness, liens, investments, restricted payments (with similar, but less restrictive exceptions as the Bank Facilities), asset dispositions, acquisitions and transactions with affiliates. The Convertible Notes are not redeemable by us prior to their maturity date without the consent of Luxor.

As of June 4, 2014, we estimate 5,665,722 shares of Class A Common Stock would be issuable upon conversion of the Convertible Notes.

Description of Class A Common Stock Issuable Upon Exercise of the Luxor Put

On April 29, 2014, Luxor purchased 23.5% of the membership interests in RCS Capital Management, or the Luxor Percentage Interest, for $15.3 million. The Luxor Percentage Interest will be reduced from the current level to 19.81% following completion of the Proposed Public Offering, which is expected to occur on June 10, 2014. We also entered into the Put/Call Agreement with Luxor whereby, subject to certain conditions, (i) we have the right to repurchase the Luxor Percentage Interest from Luxor in exchange for its fair market value (as determined by us and Luxor pursuant to the Put/Call Agreement) in shares of our Class A Common Stock (or a cash equivalent); and (ii) Luxor has the right to exercise the Luxor Put require us to purchase the Luxor Percentage Interest in exchange for a number of shares of our Class A Common Stock (or a cash equivalent) that is equal to 15% multiplied by the then existing Luxor Percentage Interest multiplied by the then outstanding number of shares of our Class A Common Stock (assuming the conversion immediately prior thereto of the then outstanding Luxor Convertible Securities).

As of June 4, 2014, 1,682,604 shares of our Class A Common Stock would be issuable upon exercise of the Luxor Put.

Description of Other Luxor Agreements

In connection with Luxor entering into the commitment to purchase the Luxor Convertible Securities and the Luxor Common Stock, we, and certain of our affiliates, have also made certain other agreements with Luxor, some of which are described in more detail below.

The Luxor Common Stock

Luxor will purchase from us $50.0 million of newly issued shares of Class A Common Stock at the Public Offering Price per share, or 2,469,136 shares, in the Concurrent Private Offering.

Registration Rights

We have agreed to file with the SEC a continuously effective resale registration statement for the Luxor Common Stock and the Luxor Convertible Securities on or prior to June 13, 2014.

Board Rights

Luxor has the right to designate an independent director to our Board of Directors and appoint a board observer for as long as Luxor owns at least $25.0 million of Convertible Preferred Stock. Pursuant to this right, our board approved the appointment of Mr. Jeffrey Brown as one of our independent directors and a board observer, effective as of February 10, 2014. Additionally, if, after April 29, 2016, we are more than 18 months in arrears on the payment of dividends on the Convertible Preferred Stock and Luxor still owns at least 50% of the outstanding Convertible Preferred Stock, and subject to certain exceptions, Luxor will be entitled to appoint an additional director to our Board of Directors, which director’s term will end upon us becoming current on the payment of dividends. In addition, if at any time Luxor owns at least 50% of the outstanding Convertible Preferred Stock and there is a Bankruptcy Event (as defined in the certificate of designation) or an acceleration of the obligations under the Bank Facilities, Luxor will be entitled to appoint one additional director to our board of directors, which director’s term will end when we cure such acceleration or Bankruptcy Event.

Voting Matters

RCAP Holdings gave an irrevocable proxy to Luxor over its shares of our Common Stock and agreed to vote its shares of our Common Stock: (i) for the approval of the issuance of the Luxor Common Stock and the Luxor Convertible Securities; (ii) for approval of any amendment or restatement of the Charter and By-laws necessary for the issuance of the Luxor Common Stock and the Luxor Convertible Securities; (iii) against any amendment to the Charter or By-laws which would be impede the issuance of the Luxor Common Stock and the Luxor Convertible Securities; and (iv) against any other proposal that may impede the issuance of the Luxor Common Stock and the Luxor Convertible Securities.

ACTION THREE: AMENDMENT AND RESTATEMENT OF THE COMPANY’S CHARTER

Overview

The Company proposes to amendment and restate its Charter in the form attached as Annex C to this Information Statement, which we refer to as the Amended and Restated Charter, by making certain changes, as illustrated (through ~~struck-through~~ text showing deletions and thick-underlined text showing additions) in the blackline attached as Annex C-1 to this Information Statement and as described below:

•	Deleting Requirement that no Class B Common Stock may be Transferred to any Person Unless a Corresponding Number of Class B Units is also Transferred to the Same Person. The Company proposes to delete the requirement in its Charter that the Class B Common Stock may not be transferred to any person unless a corresponding number of Class B Units is also transferred to the same person.
•	Allowing Executive Committee to Call Special Stockholder Meetings. The Company proposes to provide in its Charter that the Executive Committee, or any other duly authorized committee, of the Board can call special meetings of stockholders.
•	Deleting Requirement That All Director Candidates Be Nominated by the Board of Directors. The Company proposes to amend the Charter by deleting a requirement that all directors must be nominated by the Board.

The Amended and Restated Charter will also reflect a few other changes of a ministerial nature that are necessary or advisable in light of the other changes and deletions being proposed. These changes and modifications include, among other things, deletion of other provisions which are no longer applicable to the Company or which need to be updated, and other necessary or advisable changes.

Deleting Requirement that no Class B Common Stock may be Transferred to any Person Unless a Corresponding Number of Class B Units is also Transferred to the Same Person

The Company proposes to amend and restate its Charter in order to delete the requirement that the Class B Common Stock may not be transferred to any person unless a corresponding number of Class B Units is also transferred to the same person. Without this amendment to the Charter, RCAP Holdings has indicated to the Company that it would not surrender the Class B Units, because, under the existing Charter, it would also have been required to surrender the Class B Common Stock. RCAP Holdings is unwilling to surrender the Class B Common Stock it holds because that one share of Class B Common Stock entitles RCAP Holdings to a majority of the combined voting power of our outstanding Common Stock. The Company believes that it is in its interest to have 100% ownership of its three operating subsidiaries (Realty Capital Securities, LLC, RCS Advisory Services, LLC and American National Stock Transfer, LLC) because it will simplify the ownership structure of and eliminate minority interests in the operating subsidiaries. Accordingly, the Board has approved an amendment to the Charter to delete the requirement that the Class B Common Stock may not be transferred to any person unless a corresponding number of Class B Units is also transferred to the same person.

Following this amendment, the remaining Class B Unit of each of our operating subsidiaries owned by RCAP Holdings will be cancelled and 100% of the voting and economic interests in our operating subsidiaries will be held by RCS Holdings, LLC (“RCS Holdings”) through its ownership of all of the Class A Units of the operating subsidiaries. RCS Holdings is an intermediate holding company, which was formed by us to own the operating subsidiaries. The Company owns all the equity interests in RCS Holdings, except for LTIP Units held by the members of RCS Capital Management. LTIP Units represent units of equity ownership in RCS Holdings and are issued under the 2013 Manager Multi-Year Outperformance Agreement. See “Information Regarding RCS Capital Corporation — Management  — 2013 Manager Multi-Year Outperformance Agreement” for further information on the LTIP Units.

The Company will also enter into the Exchange Agreement Amendment eliminating the requirement for the cancellation of a corresponding number of Class B Common Stock upon exchange of Class B Units.

Impact on Holders of Common Stock

Holders of our Class A Common Stock are entitled to one vote per share, and, so long as any of our Class B Common Stock remains outstanding, the holders of our Class B Common Stock always will have a majority of the combined voting power of our outstanding Common Stock. Nicholas S. Schorsch, the executive chairman of our Board of Directors, and William M. Kahane, our chief executive officer and a member of our Board of Directors, directly or indirectly control RCAP Holdings and RCAP Equity, LLC. RCAP Holdings holds the sole outstanding share of our Class B Common Stock and thereby controls a majority of the combined voting power of our outstanding Common Stock, retains effective control of our Board and the ability to control all matters submitted to our stockholders for approval. In addition, even if the share of Class B Common Stock were not outstanding, RCAP Holdings and RCAP Equity, LLC would still control us through their ownership of 83.6% of our outstanding Class A Common Stock as of June 4, 2014. This concentrated control limits or precludes our stockholders’ ability to influence corporate matters. Messrs. Schorsch and Kahane have the ability to control all matters affecting us, including:

•	the composition of our Board and, through our Board, any determination with respect to our business plans and policies;
•	any determinations with respect to mergers, acquisitions and other business combinations;
•	our acquisition or disposition of assets;
•	our financing activities;
•	certain changes to our Charter;
•	amendments to any agreements between us and RCAP Holdings;
•	corporate opportunities that may be suitable for us and RCAP Holdings or Messrs. Schorsch and Kahane;
•	determinations with respect to enforcement of rights we may have against third parties;
•	the payment of dividends, if any, on our Common Stock; and
•	the number of shares available for issuance under our stock plans for its prospective and existing employees and financial advisors, including the Program.

If RCAP Holdings does not provide any requisite consent allowing us to conduct such activities when requested, we will not be able to conduct such activities and, as a result, our business and our operating results may be harmed. Messrs. Schorsch and Kahane also control RCS Capital Management, which means that these individuals may have an even greater influence over our affairs than their control over RCAP Holdings and RCAP Equity, LLC alone would dictate.

RCAP Holdings’ ability to control our Board may also make it difficult for us to recruit high-quality independent directors. Persons who would otherwise have accepted an invitation to join our Board may decline to do so, which makes the recruitment of the most qualified independent directors more difficult.

On April 29, 2014, RCAP Holdings pledged substantially all of its assets, including 12,851,499 shares of Class A Common Stock and the sole outstanding share of our Class B common stock, to secure the Bank Facilities. See “Principal Stockholders.” An event of a default under the Bank Facilities and operation of the pledge with respect to the sole outstanding share of Class B common stock could give rise to a change in control of the Company.

If RCAP Holdings is acquired or otherwise undergoes a change of control, any acquiror or successor will be entitled to exercise the voting control and contractual rights of RCAP Holdings, and may do so in a manner that could vary significantly from that of RCAP Holdings.

RCAP Holdings has advised us that in the absence of the amendment, it would not surrender its Class B Units and would still retain its Class B Common Stock.

Allowing Executive Committee to Call Special Stockholder Meetings

The Company proposes to amend and restate its Charter to provide that the Executive Committee, or any other duly authorized committee, of the Board can call special meetings of stockholders. Under the existing Charter, special meetings of the stockholders may be called by the Board, the Chairman of the Board or the Chief Executive Officer of the Company, and may not be called by any other person. In order to simplify corporate procedures, the Company would like to allow special meetings of stockholders to be called by, in addition to the parties listed above, the Executive Committee of the Board or any other duly authorized committee of the Board.

Impact on Holders of Common Stock

Under the existing Charter, special meetings of the stockholders may be called by the Board, the Chairman of the Board or the Chief Executive Officer of the Company, and may not be called by any other person. This amendment would allow the Executive Committee of the Board, which consists solely of non-independent directors, to call special meetings of stockholders without consulting the full Board. The non-independent directors who make up the Executive Committee, however, already constitute a majority of the Board and, if they vote together as a block, would therefore have been able to call special meetings of stockholders even without this amendment. Accordingly, there is no impact on holders of our Common Stock, except insofar as stockholders will now be less likely to receive any benefit from input from independent directors with respect to decisions regarding the calling of special meetings.

Deleting Requirement That All Director Candidates be Nominated by the Board of Directors

The Company proposes to amend the Charter by deleting a requirement that all directors must be nominated by the Board. This provision of the Charter could have been interpreted to limit the ability of stockholders to nominate directors, which would be inconsistent with the DGCL.

ACTION FOUR: APPROVAL OF THE 2014 STOCK PURCHASE PROGRAM

Overview

On April 2, 2014, the Board adopted, subject to stockholder approval, the Company’s 2014 Stock Purchase Program (the “Program”). On             , 2014, RCAP Holdings and RCAP Equity, LLC, as the holders of      % of the combined voting power of our outstanding Common Stock, approved the Program by action taken by written consent without a meeting in accordance with the DGCL and our By-laws and Charter. No further vote of our stockholders is required. The Program will become effective on the 20th calendar day after we send or give this Information Statement to our stockholders.

The purpose of the Program is to enable select employees, financial advisors and executive officers of the Company and its affiliates and of subsidiaries of the Company that will be part of the Company’s retail advice platform (“Eligible Individuals”) to acquire proprietary interests in the Company through the ownership of Class A Common Stock. The independent retail advice platform is a complementary business we intend to engage in following the completion of the Pending Acquisitions as part of our plan to expand, diversify and grow our business through the Pending Acquisitions. Following the completion of the Pending Acquisitions, the independent retail advice platform will consist of registered broker-dealers or investment advisers engaged in the businesses of offering independent financial advice and access to financial products to retail clients through a network of financial advisors. We believe that participants in the Program will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company’s growth and earnings. The Program is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and any warrants granted under the Program (as described below) are not intended to qualify as “incentive stock options” under Section 422 of the Code.

Impact on Holders of Common Stock

The Program creates potential dilution to existing stockholders by providing for up to 4,000,000 shares of Class A Common Stock which can be purchased or granted under warrants pursuant to the Program, which represents 13.9% of the outstanding Class A Common Stock as of June 4, 2014.

Description of the 2014 Stock Purchase Program

The following description of the Program is a summary and is qualified in its entirety by reference to the Program, a copy of which is attached as Annex E to this Information Statement.

Administration

The Program will be administered by a committee of the Company’s management appointed by the Executive Committee of the Board of Directors to administer the Program (the “Committee”). The Committee will have the full power and authority, subject to the provisions of the Program, to promulgate such rules and regulations as it deems necessary for the proper administration of the Program, to interpret the provisions and supervise the administration of the Program, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable.

Purchase Program

Participation.  The Committee will select the Eligible Individuals who are eligible to participate in the Program.

Election.  Eligible Individuals selected by the Committee to participate in the program may elect by no later than ten days prior to each of June 30, September 30, and December 31 of 2014 (each date, a “Purchase Date”) to purchase a specified dollar value of shares of our Class A Common Stock on such Purchase Date. Payment for the purchase of such shares must be received by the Company no later than ten days prior to the applicable Purchase Date and may be made in such form as the Committee may determine, including in cash or by check, bank draft or money order payable to the order of the Company, or, solely for employees of the Company, through payroll deductions elected by the employee. Prior to the Purchase Date any such amounts paid by a participant will be held in a non-interest bearing account. Subject to the minimum purchase amounts discussed below, a participant may cancel an election to purchase shares on a Purchase Date no later than ten days prior to such Purchase Date.

The dollar values elected by a participant are not required to be equal for each Purchase Date (and may be $0 for any given Purchase Date). If an Eligible Individual elects to participate in the Program, then the aggregate dollar value of shares of Class A Common Stock purchased by the Eligible Individual under the Program must be no less than:

•	$5,000 for employees (other than a Realty Capital Securities Wholesaler (as defined below)) or any “non-producing advisor” (generally, a financial advisor whose annualized gross dealer concessions are less than $50,000 for the six-month period immediately preceding a Purchase Date); and
•	$30,000 for any “producing advisor” (generally, a financial advisor whose annualized gross dealer concessions are at least $50,000 for the six-month period immediately preceding a Purchase Date), Realty Capital Securities Wholesaler or executive officer of the Company or any of its affiliates.

“Realty Capital Securities Wholesalers” are registered representatives or registered principals employed by our affiliate Realty Capital Securities, LLC and engaged in the wholesale broker-dealer business.

If a financial advisor who is a “producing advisor” with respect to a Purchase Date and whose aggregate purchases under the Program equal or exceed the minimum amount set forth above becomes a “non-producing advisor” with respect to a subsequent Purchase Date, such financial advisor will not be eligible to purchase additional shares under the Program unless such financial advisor again becomes a “producing advisor” as of a subsequent Purchase Date.

Purchase of Shares.  Subject to the participant’s continued service through the applicable Purchase Date, a participant’s election will be exercised automatically on the Purchase Date to purchase a number of shares of Class A Common Stock determined as follows:

•	the maximum number of whole shares of Class A Common Stock that may be purchased based on the closing price for the Class A Common Stock on the Purchase Date and the value of Class A Common Stock elected to be purchased by the participant with respect to such Purchase Date;
•	rounded down to the nearest number of whole shares of Class A Common Stock that is a multiple of three, or down to zero if the number determined under the prior bullet is less than three.

Any excess funds in the participant’s purchase account following a Purchase Date will automatically be used to purchase Class A Common Stock on the next subsequent Purchase Date, if any.

Failure to Pay.  If a participant who has filed an election has not paid the purchase price to the Company by no later than 10 days prior to a Purchase Date, the Company may treat such failure as a cancellation of the participant’s election on such Purchase Date. If as a result of any such cancellation a participant will not satisfy the minimum purchase requirements discussed above as of December 31, 2014, then by no later than January 31, 2015, the Committee may (i) require the participant to sell to the Company any shares of Class A Common Stock acquired by the participant under the Program at a price per share equal to the lesser of the closing price on the date of purchase by the Company and the closing price on the applicable Purchase Date the participant acquired such Class A Common Stock (such price per share, the “Repurchase Price”), and (ii) cancel any warrants granted to the participant with respect to such Class A Common Stock purchased by the Company for no consideration.

Over-Subscription.  If the number of shares of Class A Common Stock that would otherwise be purchased on a Purchase Date based on all participant elections exceeds the number of available shares of Class A Common Stock under the Program (after deduction of all shares of Class A Common Stock which have already been purchased or granted under warrants) or if all or any portion of the shares of Class A Common Stock cannot reasonably be purchased on the Purchase Date as determined by the Committee for any other reason, the Committee will:

•	first, allocate the shares of Class A Common Stock to those participants whose aggregate share purchases on all prior Purchase Dates did not satisfy the minimum purchase requirements described above; and
•	second, make a pro rata allocation of the shares of Class A Common Stock remaining available in as uniform a manner as is practicable and it determines to be equitable.

Excess Funds.  Any excess funds remaining on January 1, 2015 in a participant’s purchase account will be returned to the participant (without interest) by no later than January 5, 2015.

Termination of Service.  If a participant’s service is terminated prior to December 31, 2014 for any reason other than for cause (as defined in the Program), the participant may retain all shares purchased under the Program prior to the date of termination without regard to the minimum purchase requirements. If a participant’s service is terminated prior to December 31, 2014 for cause, then by no later than January 31, 2015, the Committee may (i) require the participant to sell to the Company any shares of Class A Common Stock acquired by the participant under the Program at a price per share equal to the applicable Repurchase Price, and (ii) cancel any warrants granted to the participant with respect to such Class A Common Stock purchased by the Company for no consideration. Upon termination of a participant’s service for any reason prior to December 31, 2014, any amount credited to the participant’s purchase account will be promptly refunded in cash to the participant (without interest).

Change in control.  In the event of the consummation of a change in control (as defined in the Program) prior to December 31, 2014, the date immediately prior to the date of the consummation of such change in control will be deemed the final Purchase Date under the Program and all elections made participants with respect to any Purchase Date that otherwise would have occurred on or following such date will be consummated on such final Purchase Date.

Warrants

Grants.  On each Purchase Date, the Company will grant to each participant one warrant to purchase one share of Common Stock for every three shares of Class A Common Stock purchased by the participant on such Purchase Date. The exercise price of a warrant will be the closing price of the Class A Common Stock on the date of grant.

Vesting and Exercise.  Warrants will generally vest and become exercisable on the third anniversary of the date of grant subject to the participant’s continuous service through the vesting date. Vested warrants may be exercised at any time prior to the tenth anniversary of the date of grant, or if earlier, the thirtieth day following the date the termination of the participant’s service other than for cause. All unvested warrants held by a participant will expire and terminate immediately upon the participant’s termination of service. All warrants held by a participant, vested or unvested, will expire and terminate immediately upon the participant’s termination of service for cause.

Upon the exercise of a warrant, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee.

Change in Control.  Upon a change in control (as defined in the Program), warrants will not automatically vest and will be, in the discretion of the Committee, either be (i) assumed or have new rights substituted therefor, (ii) purchased by the Company for an amount equal to the excess of the price of the Class A Common Stock paid in a change in control over the exercise price of the warrant(s) (or cancelled and extinguished pursuant to the terms of a merger or other purchase agreement), or (iii) cancelled without payment if the price for the Class A Common Stock paid in a change in control is less than the exercise price of the warrant. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of a warrant at any time.

In the event of a merger or consolidation in which the Company is not the surviving corporation or in the event of a transaction that results in the acquisition of all or substantially all of the Class A Common Stock or assets, the Committee may elect to terminate all outstanding exercisable warrants granted under the Program, provided that during the period from notification of such termination to the date of consummation of the relevant transaction (which must be at least 20 days) each participant will have the right to exercise all of his or her exercisable warrants in full (without regard to any limitations on exercisability), contingent on the consummation of such transaction.

Available Shares

The aggregate number of shares of Class A Common Stock that may be purchased under the Program or with respect to which warrants may be granted may not exceed 4,000,000 shares, which may be purchased on the open market or may be treasury shares or newly-issued and authorized shares. The number of shares of Class A Common Stock available for purchase under the Program will be reduced by (i) the total number of shares elected to be purchased under the Program, and (ii) the total number of warrants issued under the Program. If on or prior to December 31, 2014, any shares sold pursuant to the Program are repurchased by the Company, or any warrant terminates or is cancelled or forfeited for any reason, the shares so repurchased or underlying such cancelled or terminated warrants will again be available for all purposes under the Program.

The Committee will adjust the aggregate number of shares of Class A Common Stock available for purchase or with respect to which warrants may be granted, as well as the exercise price of any warrants, to reflect certain changes in our capital structure or business by reason of certain corporate transactions or events.

Amendment and Termination

The Company, by action of the Board or the Committee, may at any time terminate, amend or freeze the Program. No such termination will disproportionately adversely affect the warrants previously granted to a participant. The approval of our stockholders will be obtained to the extent required by applicable law. Upon termination of the Program, amounts credited to a participant’s purchase account that have not been used to purchase Class A Common Stock will be returned to the participant. Upon freezing of the Program, amounts credited to a participant’s account that have not been used to purchase Class A Common Stock will be used to purchase Class A Common Stock, with the effective date of the freeze being deemed the final Purchase Date.

Miscellaneous

Rights to purchase shares under the Program and warrants granted under the Program are generally nontransferable (other than, in the case of warrants, by will or the laws of descent and distribution).

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to warrants to be granted pursuant to the Program are quite technical. Moreover, the applicable statutory provisions are subject to change (possibly with retroactive effect), as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax adviser as to the specific tax consequences to such grantee and the disposition of common stock.

A recipient will not realize any taxable income upon the grant of a warrant and the Company will not receive a deduction at the time of such grant unless such warrant has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a warrant, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

In addition: (i) any of our officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their warrants; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding the $1.0 million limitation on deductible compensation); and (iii) in the event that the payment, exercisability or vesting of any warrant is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)), and such payment of a warrant, either alone or together with any other payments made to certain participants, constitute parachute payments under Code Section 280G, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1.0 million per year per person to its “covered employees” (generally, its chief executive officer and three other executive officers (other than its chief financial officer) whose compensation is disclosed in its proxy statement), subject to certain exceptions. A warrant generally will be considered a qualified performance-based compensation arrangement that is not subject to the compensation limitation under Section 162(m) of the Code if it is granted under a plan that states the maximum number of shares with respect to which warrants may be granted to any recipient during a specified period of time and the plan under which the warrant is granted is approved by stockholders and is administered by a committee comprised of outside directors.

Code Section 409A

Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. Warrants under the Program are anticipated to be exempt from the requirements of Code Section 409A.

The Program is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Program is not, nor is it intended to be, qualified under Section 401(a) of the Code.

New Plan Benefits

Any benefits or amounts that will be received under the Program will be based upon prospective factors, including the Committee’s selection of an employee or adviser for participation in the Program and such individual’s election to purchase shares under the Program and, accordingly, cannot be determined at this time.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The information in this section includes forward-looking statements that involve risks and uncertainties. Please see “Cautionary Statement Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. Additionally, if the Pending Acquisitions are consummated, the independent retail advice platform will represent a substantial part of our business, and accordingly, our historical results may not be indicative of our performance in the future.

The following discussion and analysis should be read in conjunction with the financial statements and related notes of our company included elsewhere in this Information Statement. The historical financial data for the year ended December 31, 2013 discussed below reflect the historical results of operations and financial condition of RCS Capital Corporation and subsidiaries. Due to the limited operating history of RCS Capital Corporation, the historical financial data for the years ended December 31, 2012 and 2011 discussed below reflect the historical results of operations and financial condition of Realty Capital Securities, which is the only one of our operating subsidiaries that was in operation as of and prior to December 31, 2012.

Executive Summary

We are a holding company that was incorporated in Delaware on December 27, 2012. We currently are engaged in the wholesale distribution and investment banking, capital markets and transaction management services businesses through Realty Capital Securities, RCS Advisory LLC (“RCS Advisory”) and American National Stock Transfer LLC (“ANST”). Following the consummation of the Cetera Acquisition on April 29, 2014, we also are engaged in the independent retail advice business through Cetera. During the period from October 1, 2013 to April 3, 2014, we entered into agreements to acquire the other Acquired Businesses through the Pending Acquisitions, which have not yet been consummated. Our discussion of our existing businesses in this section does not assume the consummation of the Recent and Pending Acquisitions.

Our Existing Businesses

Commencing from our initial public offering in June 2013, we operated through three operating subsidiaries in four principal segments: Wholesale Broker-Dealer; Transaction Management; Investment Banking and Capital Markets; and Transfer Agent.

In March 2014, we launched SK Research, the initial component of a new research division dedicated to alternative investment programs. The results of operations of SK Research did not have a material impact on our results of operations during the first quarter of 2014.

Following the completion of the Cetera Acquisition on April 29, 2014, we also are engaged in the independent retail advice business through Cetera. The results of operations of Cetera will not have an impact on our results of operations until the second quarter of 2014.

Wholesale Distribution

Our wholesale distribution platform is the leading multi-product distributor of direct investment program offerings to independent broker-dealers and the retail financial advisor community. Leveraging the expertise of our affiliate, American Realty Capital, the leading sponsor of real estate direct investment programs, we have developed substantial distribution capabilities through a selling group of approximately 260 brokerage firms with approximately 900 active selling agreements supporting approximately 80,000 financial advisors.

From inception through March 31, 2014, our wholesale distribution platform has distributed 24 offerings with total equity capital raised of approximately $17.3 billion. As of April 30, 2014, our wholesale distribution platform was distributing nine public offerings seeking to raise a total of $14.2 billion of equity. Additionally, as of that date, our wholesale distribution platform serves as the distributor for three open-end mutual funds and one closed-end interval fund. The offerings are direct investment programs registered with the SEC, consisting primarily of non-traded REITs. The offerings are sector-specific and consist of net lease real estate, healthcare, grocery anchored retail, real estate debt, oil and gas, anchored core retail, small mid-market lending, global sale-leaseback, New York office and retail, a closed-end real estate securities fund, an open-end real estate securities fund and a non-traded business development company fund. Substantially all of our offerings relate to direct investment programs sponsored by our affiliate, American Realty Capital.

For 2013, we had a 35.1% market share measured by equity capital raised of all direct investment programs, and a 41.2% market share measured by equity capital raised of non-traded REITs, the largest segment of direct investment programs, according to Robert A, Stanger & Co (“Stanger”). For the quarter ended March 31, 2014, a 28.0% market share measured by equity capital raised of all direct investment programs, and we had a 29.0% market share measured by equity capital raised of non-traded REITs. Revenues for our wholesale distribution platform grew from $1.4 million in 2008 to $803.0 million in 2013. Meanwhile, the non-traded REIT industry has itself grown rapidly, with total annual equity capital raised increasing from $9.6 billion in 2008 to $19.6 billion in 2013, according to Stanger.

During 2013, 38% of Realty Capital Securities’ sales of interest in non-traded REITs consisted of sales of interests in non-traded REITs with a primary investment strategy of investing in U.S. single-tenant net-leased properties (“U.S. Net Lease REITs”) sponsored by American Realty Capital. In connection with the merger between ARCP and Cole Real Estate Investments, Inc. (“Cole”), American Realty Capital and Mr. Schorsch agreed that neither American Realty Capital nor any of its affiliates, including Realty Capital Securities, will be permitted to sponsor or raise capital for any U.S. Net Lease REITs sponsored by American Realty Capital. Mr. Schorsch and other persons affiliated with American Realty Capital are directors and executive officers of ARCP. This restriction does not prohibit Realty Capital Securities from raising money for U.S. Net Lease REITs that are not affiliates of American Realty Capital, Mr. Schorsch or any of their affiliates.

We believe this restriction will not impact the total volume of sales of interests in non-traded REITs for at least the next several years, as we had separately determined to discontinue sales of U.S. Net Lease REITs beginning in 2014 prior to the consummation of the agreement with Cole. We made the determination because we believe the current environment of modestly rising interest rates will dampen demand for U.S. Net Lease REITs, which typically feature long-term leases with fixed rent payments that may not increase in line with rents from other property types in a rising interest rate environment.

During 2013, we distributed nine non-traded REIT offerings that were not U.S. Net Lease REITs, as compared to six non-traded REIT offerings that were not U.S. Net Lease REITs during 2012, and we believe that we will be able to offset the discontinuation of sales of U.S. Net Lease REITs with other appropriate offerings targeted at the current market.

Investment Banking, Capital Markets and Transaction Management Services

Our investment banking, capital markets and transaction management services platform provides comprehensive strategic advisory services focused on the direct investment programs, particularly non-traded REITs. These strategic advisory services include mergers and acquisitions advisory, capital markets activities, registration management, and other transaction support services that capture value across the direct investment program lifecycle. We have demonstrated particular expertise in the real estate sector by our status as the second largest advisor of real estate mergers and acquisitions transactions in 2012 and 2013, executing deals with $4.1 billion and $10.0 billion in transaction value, respectively, according to SNL Financial. To date, these services have been provided primarily to clients that were sponsored or managed by American Realty Capital. Due to the specialized nature of the direct investment program industry, we believe we are particularly well suited to advise funds and direct investment programs that are distributed by Realty Capital Securities.

Research Division

In March 2014, we launched SK Research, the initial component of a new research division dedicated to alternative investment programs. As a first step in our establishment of a research division, SK Research will provide focused research, consulting, training and education, and due diligence on traditional and non-traditional investment products. We believe that adding a research division will augment our back-office and investment management capabilities and enhance the training, education and practice management tools available to our independent retail advice platform and the financial advice we can provide to our clients. We believe the launch of SK Research will benefit both our independent retail advice platform and the broader community of mass affluent investors who will rely on our financial advisors and our investment programs.

Critical Accounting Policies and Estimates

Set forth below is a summary of the critical accounting policies and significant accounting estimates that management believes are important to the preparation of our financial statements or are essential to understanding of our financial position and results of operations. These significant accounting policies and estimates include:

Revenue and expense recognition for selling commissions and dealer manager fees and the related expenses

We believe that revenue and expense recognition for selling commissions and dealer manager fees and the related expenses is a critical accounting policy in the preparation of our financial statements as well as to an understanding of our financial position and results of operations.

Realty Capital Securities receives selling commissions and dealer manager fees from related party and non-related party sponsors for its wholesale distribution efforts. The commission and dealer manager fee rates are established jointly in a single contract negotiated with each individual issuer. Realty Capital Securities generally receives commissions of up to 7.0% of gross offering proceeds for funds raised through the participating independent broker-dealer channel, all of which are redistributed as third-party commissions, in accordance with industry practices. Commission percentages are generally established in the issuers’ offering documents leaving Realty Capital Securities no discretion as to the payment of third-party commissions. Commission revenues and related expenses are recorded on a trade date basis as securities transactions occur.

Realty Capital Securities, serving as a dealer manager, receives fees and compensation in connection with the wholesale distribution of non-traded securities. Realty Capital Securities contracts directly with independent broker-dealers and registered investment advisers to solicit share subscriptions. The non-traded securities are offered on a “best efforts” basis and Realty Capital Securities is not obligated to underwrite or purchase any shares for its own account. Realty Capital Securities generally receives up to 3.0% of the gross proceeds from the sale of common stock as a dealer manager fee and also receives fees from the sale of common stock through registered investment advisers. Realty Capital Securities has sole discretion as to reallowance of dealer manager fees to participating broker-dealers, based on such factors as the volume of shares sold and marketing support incurred by respective participating broker-dealers as compared to those of other participating broker-dealers. Dealer manager fees and reallowances are recorded on a trade date basis as securities transactions occur.

We analyze our contractual arrangements to determine whether to report revenue on a gross basis or a net basis. The analysis considers multiple indicators regarding the services provided to their customers and the services received from suppliers. The goal of the analysis is to determine which entity is the primary obligor in the arrangement. After weighing many indicators, including our position as the exclusive distributor or dealer manager primarily responsible for the distribution of its customers’ shares, its discretion in supplier selection, that our suppliers bear no credit risk and that the commission and dealer manager fee rates are established jointly in a single contract, we concluded that the gross basis of accounting for its commission and fee revenues is appropriate.

During the year ended December 31, 2013, we modified our approach with respect to revenues derived from the sale of securities purchased through fee-based advisors by reducing to zero the selling commissions charged on sales through the registered investment adviser channel, or the RIA channel. The offerings affected were generally related party offerings. This selling commission change became effective on July 1, 2013, and the 7% selling commission we received from each sale through the RIA channel was reduced to 0%. Prior to the change, the full amount of the dealer manager fee (generally 3%) and the 7% selling commission was charged against the amount invested through the RIA channel, and we retained the dealer manager fee and the 7% selling commission charged against the investor’s purchase price. After the change, we no longer receive any selling commissions on sales through the RIA channel, but continue to retain the dealer manager fee (generally 3%) of the amount invested in connection with sales through the RIA channel.

This modified business practice does not constitute a change in accounting policy. During the year ended December 31, 2013 and 2012, equity capital raised for offerings distributed by us through the RIA channel was $720.2 million and $291.1 million, respectively. During the three months ended March 31, 2014 and 2013, equity capital raised for offerings distributed by us through the RIA channel was $14.5 million and $17.8 million, respectively.

Investment Banking Advisory Services

We receive fees and compensation for providing investment banking, capital markets and related advisory services. Such fees are charged based on agreements entered into with related party and non-related party public and private issuers of securities and their sponsors and advisors, on a negotiated basis. Fees and expenses that are unpaid are recorded in investment banking fees receivable and reimbursable expenses in the statement of financial condition. Income from investment banking agreements that are not deferred is recognized when the transactions are complete or the services have been performed. Income from certain investment banking agreements is recorded in deferred revenue in the consolidated statement of income and is recognized over the remaining life of the offering, which normally ranges from three to 26 months. To date, substantially all fees have been received from related parties.

Services Revenue

Our operating subsidiaries receive fees for providing transaction management, marketing support, due diligence advice, events, training and education, conference management and other services. Such fees are charged at hourly billing rates for the services provided, based on agreements entered into with related party issuers of securities on a negotiated basis. Such fees are billed and recorded monthly based on services rendered.

Transfer Agency Revenue

ANST receives fees for providing transfer agency and related services. Such fees are charged based on agreements entered into with related party issuers of securities on a negotiated basis. Certain fees are billed and recorded monthly based on account activity, such as new account establishment fees and call fees. Other fees, such as account maintenance fees, are billed and recorded monthly.

Reimbursable Expenses

Our operating subsidiaries include all reimbursable expenses in gross revenue because our operating subsidiaries are the primary obligor, have discretion in selecting a supplier, and bear the credit risk of paying the supplier prior to receiving reimbursement from the customer.

Internal commissions, payroll and benefits expenses

Included in internal commissions, payroll and benefits in the consolidated statements of income is performance-based compensation. The determination of performance-based compensation involves a high degree of judgment by management and takes into account our actual operating performance, conditions in our industry and other macroeconomic factors. It is possible that revisions to our estimate of performance-based compensation could affect our results of operations in any reporting period.

Income taxes

We are subject to the income tax laws of the U.S. and those state and local jurisdictions in which we conduct business. These laws can be complex and subject to interpretation. To prepare the consolidated financial statements we may make assumptions or use judgment when interpreting these income tax laws which could impact the provision for income taxes as well as the deferred tax assets and liabilities.

Our provision for income taxes includes current and deferred taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax basis. We recognize deferred income tax assets if, in management’s judgment, it is more likely than not that they will be realized. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. This determination is based upon a review of all available evidence, both positive and negative, including our earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences and the tax planning strategies available. As of March 31, 2014 and December 31, 2013, we did not record a valuation allowance against our deferred income tax asset.

We have a tax receivable agreement with RCAP Holdings. This agreement requires us to pay RCAP Holdings if certain reductions in tax liabilities occur. Due to the uncertainty surrounding these taxable events, management must use assumptions and estimates in determining if a liability is necessary. See “— Tax Receivable Agreement” and Note 11 of our consolidated financial statements included elsewhere in this prospectus for more information. It is possible that changes in our assumptions regarding these taxable events could affect our results of operations in any reporting period. As of March 31, 2014 and December 31, 2013 there was no impact to our financial statements from the tax receivable agreement.

2013 Manager Multi-Year Outperformance Agreement

We have a performance-based bonus award agreement with RCS Capital Management, which is intended to further align RCS Capital Management’s interests with those of us and our stockholders. The award requires the use of estimates and judgment regarding our achievement of the total return to stockholders which includes both share price appreciation and common stock dividends, as measured against a peer group of companies, for the three-year performance period commencing on the commencement date.

The fair value of the OPP award is determined utilizing a Monte Carlo simulation technique under a risk-neutral premise and uses significant assumptions including the risk free rate of interest, the expected dividend yield and the historical and implied volatility of a peer group of companies.

Acquisition accounting/intangible asset valuation and goodwill impairment

We have acquired Cetera and entered into agreements to acquire an investment management group and several independent broker-dealers and registered investment advisers, which we refer to as the Pending Acquisitions. The Pending Acquisitions are expected to close during the year ending December 31, 2014. However, as of the date of this Information Statement, the Pending Acquisitions have not yet been completed and although we believe that the completion of each of the Pending Acquisitions is probable, the closings of the Pending Acquisitions are subject to various closing conditions including, in certain cases, approval of the transaction by certain of the Acquired Businesses’ stockholders and FINRA having approved an application under Rule 1017 for a change in the indirect ownership of the Acquired Businesses’ broker-dealer subsidiaries, and therefore there can be no assurance that any or all of the Pending Acquisitions will be consummated.

Because the Cetera Acquisition was consummated and we expect the Pending Acquisitions will be consummated, we expect accounting for acquisitions, the related valuation of intangible assets and goodwill impairment to become a critical accounting policy involving significant estimates. We expect to use the purchase method of accounting whereby the excess purchase consideration is allocated to identifiable assets and liabilities. This allocation requires the use of significant judgment and estimates. We expect to test our goodwill balances at least annually, or more frequently if there are indicators of impairment testing using the fair value approach at the reporting unit level. Goodwill impairment involves the use of significant estimates and judgment to determine the fair value of the reporting units that may include the use of discounted future cash flows, projected earnings and peer group analysis. With respect to the First Allied acquisition, the contribution is expected to be accounted for at historical cost rather than the purchase method because First Allied and our company are under common control of RCAP Holdings.

Results of Operations

Comparison of Three Months Ended March 31, 2014 to Three Months Ended March 31, 2013

The following table provides an overview of our consolidated results of operations (dollars in thousands):

	Three Months Ended March 31,
	2014	2013	% Change
Revenues	$187,205	$218,631	(14)%
Expenses	171,305	191,884	(11)%
Income before taxes	15,900	26,747	(41)%
Provision for income taxes	3,244	—
Net income	$12,656	$26,747	(53)%
EBITDA (Non-GAAP)(1)	$15,951	$26,781	(40)%
Adjusted EBITDA (Non-GAAP)(1)	$34,826	$26,781	30%
Adjusted net income (Non-GAAP)(1)	$20,435	$16,048	27%
Adjusted net income per adjusted share (Non-GAAP)(1)	$0.77	$0.61	26%
(1)	See “— Earnings Before Interest, Taxes, Depreciation and Amortization” for more information on our calculation.

We recorded net income of $12.7 million for the three months ended March 31, 2014 compared to net income of $26.7 million for the three months ended March 31, 2013. The decrease reflects $6.7 million of transaction costs and $10.2 million on non-cash share-based compensation. Adjusted net income, which adds back non-recurring and certain non-cash expenses, totaled $20.4 million, or $0.77 per adjusted share, for the three months ended March 31, 2014 versus $16.0 million, or $0.61 per adjusted share, for the three months ended March 31, 2013.

Revenues for the three months ended March 31, 2014 decreased $31.4 million, or 14%, to $187.2 million, as compared to $218.6 million for the three months ended March 31, 2013 primarily due to a 33% decrease in equity capital raised by direct investment programs distributed by us. The decrease was primarily due to commissions and dealer manager fees from distributing related party products for the three months ended March 31, 2014, which decreased $32.1 million and $28.4 million, respectively, as compared to March 31, 2013. During the three months ended March 31, 2014, we had related party commissions and dealer manager fees of $92.4 million and $44.4 million, respectively, as compared to $124.6 million and $72.8 million, respectively, during the three months ended March 31, 2013. The decreases reflect the fact that equity capital raised by related party sponsored offerings decreased from $2.4 billion from seven related party offerings during the three months ended March 31, 2013 to $1.6 billion from nine related party offerings during the three months ended March 31, 2014 primarily because three offerings closed during the second half of 2013 and two offerings closed during the three months ended March 31, 2014. These offerings are finite life offerings with different closing dates, which can cause fluctuations in equity capital raised from quarter to quarter. The rate of equity capital raised generally increases, in some cases very sharply, over the life of an offering so that a decline in equity capital raised would be expected when one offering is closed and replaced with a new offering. During the three months ended March 31, 2014, we had non-related party commissions and dealer manager fees of $0.2 million and $0.1 million, respectively, as compared to $9.2 million and $4.6 million, respectively during the three months ended March 31, 2013. The decreases reflect the fact that equity capital raised by non-related party sponsored offerings decreased from $147.6 million from two non-related party offerings during the three months ended March 31, 2013 to $7.7 million from one non-related party offering during the three months ended March 31, 2014.

During the year ended December 31, 2013, we modified our treatment of selling commissions on the sale of securities purchased through the RIA channel, by reducing to zero the selling commissions charged on sales on offerings sold through the RIA channel. The offerings affected were generally related party offerings. This modified business practice does not constitute a change in accounting policy. See “— Critical Accounting Policies & Estimates — Revenue and expense recognition for selling commissions and dealer manager fees and the related expenses” for further details. During the three months ended March 31, 2014 and 2013,

RIA sales were approximately 9% and 7%, respectively, of total sales. This selling commission change became effective on July 1, 2013, when the 7% selling commission we received from each sale through the RIA channel was reduced to 0%. Prior to the change, the full amount of the dealer manager fee (generally 3%) and the 7% selling commission was charged against the amount invested through the RIA channel, and we retained the dealer manager fee and the 7% selling commission charged against the investor’s purchase price. After the change, we no longer receive any selling commissions on sales through the RIA channel, but continue to retain the dealer manager fee (generally 3%) of the amount invested in connection with sales through the RIA channel. The 7% selling commission was calculated based on the gross amount invested and represented $12.7 million for the period prior to the change (January 1, 2013 to March 31, 2013). During the quarter ended March 31, 2014, total revenue from sales through the RIA channel was $14.5 million, and we estimate that the foregone revenue attributable to eliminating the 7% selling commission was $10.0 million, or 7% of total wholesaling revenue. During the three months ended March 31, 2013, total revenue from sales through the RIA channel was $17.8 million, of which $12.7 million, or 6% of total wholesaling revenue, was attributable to the 7% selling commission.

The decrease in revenues from our wholesale broker dealer was partially offset by higher revenues from our transaction management, investment banking and capital markets and transfer agent businesses, which commenced operations in 2013, and contributed $41.8 million more in revenues for the three months ended March 31, 2014 as compared to the three months ended March 31, 2013, primarily reflecting higher investment banking and capital markets fees as the result of an increase in the transaction size of closed capital markets and mergers and acquisitions transactions.

Expenses for the three months ended March 31, 2014 decreased $20.6 million, or 11%, to $171.3 million, as compared to $191.9 million for the three months ended March 31, 2013. The decrease for the three months ended March 31, 2014 compared to the three months ended March 31, 2013 primarily reflected lower selling expenses in our wholesale broker-dealer which decreased in tandem with corresponding revenues. The decreased selling expenses were primarily from lower commission expenses and third-party reallowance expenses from distributing related party products for the three months ended March 31, 2014 which decreased $32.1 million and $5.0 million, respectively, as compared to the three months ended March 31, 2013.

The decrease in expenses was partially offset by higher expenses from our transaction management, investment banking and capital markets and transfer agent businesses, which commenced operations in early 2013. Quarterly fees and OPP expenses were higher by $1.8 million and $7.2 million, respectively, for the three months ended March 31, 2014 compared to the three months ended March 31, 2013 reflecting the agreements entered into in connection with our initial public offering. We recognize the fair value of the OPP award over the requisite performance period of the award. The award is remeasured at each reporting date and the amortization of the expense is adjusted accordingly. The fair value of the OPP award increased from $3.3 million as of December 31, 2013 to $27.8 million reflecting the sharp increase in the price of our Class A Common Stock. As a result we had recorded significant amortization of the OPP expense for the three months ended March 31, 2014. For the three months ended March 31, 2014 transaction costs increased $6.7 million as compared to the three months ended March 31, 2013 reflecting expenses incurred in connection with the Pending Acquisitions. We may incur higher professional fees, interest expense and intangible asset amortization in connection with announced acquisitions and we may incur losses in future periods because of the level of amortization of intangible assets acquired and new interest expense as a result of debt incurred in connection with the Pending Acquisitions.

Wholesale Broker-Dealer

The following table provides an overview of the results of operations of our Wholesale Broker-Dealer business (dollars in thousands):

	Three Months Ended March 31,
	2014	2013	% Change
Revenues	$139,110	$211,844	(34)%
Expenses	$142,635	$188,981	(25)%

Revenues — Our revenues are primarily driven by the amount of gross equity capital being raised by the selling of direct investment programs by broker-dealers with whom Realty Capital Securities has a dealer manager relationship. To the extent that we are able to increase our market share with direct investment sponsors in addition to American Realty Capital, and the overall direct investment program industry continues to expand, our revenues should also increase. Although the most direct beneficiary of an increase in the amount of equity capital being raised would be our wholesale broker-dealer, we reasonably expect the other segments to also benefit from increasing volumes within investment banking, capital markets, transaction management and the transfer agency business.

Revenues for the three months ended March 31, 2014, decreased $72.7 million, or 34%, to $139.1 million, compared to $211.8 million for the three months ended March 31, 2013. Revenues generated by serving as dealer manager with respect to the raising of equity capital for non-affiliated offerings represented 0.2% and 6% of the total revenues for the three months ended March 31, 2014 and 2013, respectively. Equity capital raised by direct investment program offerings distributed by us decreased from $2.4 billion for the three months ended March 31, 2013 to $1.6 billion for the three months ended March 31, 2014 primarily because three offerings closed during the second half of 2013 and two offerings closed during the three months ended March 31, 2014. These offerings are finite life offerings with different closing dates, which can cause fluctuations in equity capital raised from quarter to quarter. The rate of equity capital raised generally increases, in some cases very sharply, over the life of an offering so that a decline in equity capital raised would be expected when one offering is closed and replaced with a new offering. For the three months ended March 31, 2014, our market share of the non-traded REITs measured by equity capital raised was 28%, according to Stanger.

Expenses — Expenses related to the activities of serving as dealer manager are correlated to the volume of revenues in a given period. Corresponding general and administrative expenses remain relatively constant compared to revenues, resulting in increased profitability. For the three months ended March 31, 2014, expenses decreased $46.3 million, or 25%, to $142.6 million compared to $189.0 million for the three months ended March 31, 2013. The selling expense portion of expenses decreased proportionately to revenues for the three months ended March 31, 2014 compared to the three months ended March 31, 2013 partially offset by an increase in payroll and benefits expenses which were higher due to increased headcount as a result of the build out of our infrastructure and higher shared-based compensation expense.

Transaction Management

The following table provides an overview of the results of operations of our Transaction Management business (dollars in thousands):

	Three Months Ended March 31,
	2014	2013	% Change
Revenues	$12,352	$2,271	444%
Expenses	$13,217	$1,210	992%

Revenues — Transaction Management revenues for the three months ended March 31, 2014 were $12.4 million, an increase of 444% compared to $2.3 million for the three months ended March 31, 2013 primarily due in increases in services revenues and reimbursable expense revenues attributable to increased mergers and acquisitions activity and liquidity events from affiliate-sponsored REITs.

Expenses — Expenses for the Transaction Management division were $13.2 million and $1.2 million for the three months ended March 31, 2014 and 2013, respectively, and primarily consisted of personnel related costs and transactions costs. For the three months ended March 31, 2014, expenses for the Transaction Management division increased 992% compared to the three months ended March 31, 2013 primarily due to expenses related to our Pending Acquisitions and higher headcount reflecting the fact that Transaction Management commenced operations in early 2013. We may continue to incur higher transaction fees as we complete the Pending Acquisitions and pursue other acquisition opportunities with the aim of both complementing our business and diversifying our revenue streams.

Investment Banking and Capital Markets

The following table provides an overview of the results of operations of our Investment Banking and Capital Markets division (dollars in thousands):

	Three Months Ended March 31,
	2014	2013	% Change
Revenues	$32,060	$3,491	818%
Expenses	$5,618	$859	554%

Revenues — Investment Banking and Capital Markets revenues primarily consist of fees earned from capital markets and financial advisory services for offerings and liquidity events of direct investment programs sponsored by American Realty Capital. Revenues for the three months ended March 31, 2014 were $32.1 million, an increase of 818% compared to the three months ended March 31, 2013 reflecting $28.4 million earned as advisor in the merger of ARCP and Cole, the largest public REIT merger completed thus far in 2014. The increase also reflects the fact that substantially all of the Investment Banking and Capital Markets division’s operations began in January 2013. We believe that revenues for the Investment Banking and Capital Markets division will continue to grow during 2014 due to fees we expect to earn from our pipeline of activity from direct investment programs sponsored by American Realty Capital.

Expenses — Expenses for the Investment Banking and Capital Markets division of $5.6 million for the three months ended March 31, 2014, increased 554% compared to the three months ended March 31, 2013 primarily as a result of the quarterly fee under the services agreement.

Transfer Agent

The following table provides an overview of the results of operations of our Transfer Agent (dollars in thousands):

	Three Months Ended March 31,
	2014	2013	% Change
Revenues	$4,131	$1,025	303%
Expenses	$3,390	$834	306%

Revenues — Revenues are earned as a result of the service fees charged by ANST to the various REITs and other issuers for which it serves as transfer agent. Such fees are based on transactions or number of active accounts (new account setup, account maintenance and closed accounts), or service level driven (in-bound and out-bound telephone calls).

Revenues for the three months ended March 31, 2014 were $4.1 million and $1.0 million, respectively. For the three months ended March 31, 2014, revenues increased 303% compared to the three months ended March 31, 2013 reflecting the fact that substantially all of ANST's operations began in January 2013. ANST provided transfer agency services to approximately 260,000 accounts during the three months ended March 31, 2014, compared to approximately 123,000 accounts during the three months ended March 31, 2013. The number of accounts being opened and/or serviced by ANST should continue to increase in 2014 as long as sales of REIT shares also continue to increase.

Expenses — Personnel costs and the costs of a third-party system and service provider are the primary expenses that offset transfer agency revenues. Under the third-party services agreement, ANST pays a vendor for its efforts in providing certain transfer agency related services, including information warehousing. During the third quarter of 2013, ANST transitioned certain services formerly provided by this vendor. While personnel and systems costs have increased as a result, ANST's total share of the transfer agency fees paid by clients has risen concurrently.

Expenses for the three months ended March 31, 2014 and 2013 were $3.4 million and $0.8 million, respectively. For the three months ended March 31, 2014, expenses increased 306% compared to the three months ended March 31, 2013, partially due to an increase in personnel and systems costs needed to support the increased activity levels driven by growth in equity capital raised. We believe that these systems costs on a per account basis will decline over time reflecting the scalability of the technology. In the short term, however, ANST increased staffing levels to increase the quality of its services and perform services customarily provided by a third-party provider, and incurred higher systems costs to support the increased account level activity driven by the growth in equity capital raised.

Investment Research

The following table provides an overview of the results of operations of our Investment Research business (dollars in thousands):

	Three Months Ended March 31,
	2014	2013	% Change
Revenues	$—	$—	—
Expenses	$444	$—	—

Revenues — Investment Research had no revenues for the three months ended March 31, 2014. Investment Research began operations in March 2014 and, accordingly, there are no comparable 2013 results.

Expenses — Expenses for the three months ended March 31, 2014 which primarily represented personnel costs were $0.4 million. Investment Research began operations in March 2014 and, accordingly, there are no comparable 2013 results.

Comparison of Year Ended December 31, 2013 to Year Ended December 31, 2012

The following table provides an overview of our consolidated results of operations (dollars in thousands):

	Year Ended December 31,		% Change
	2013	2012
Revenues	$886,495	$287,497	208%
Expenses	785,943	280,085	181%
Income before taxes	100,552	7,412	1,257%
Provision for income taxes	2,202	—
Net income	$98,350	$7,412	1,227%

We recorded net income of $98.4 million for the year ended December 31, 2013 compared to net income of $7.4 million for the year ended December 31, 2012. Revenues for the year ended December 31, 2013 increased $599.0 million, or 208%, to $886.5 million, as compared to $287.5 million for the year ended December 31, 2012 primarily due to a 192% increase in gross equity capital raised by direct investment programs distributed by us for the year ended December 31, 2013 as compared to the year ended December 31, 2012. This increase in revenues was primarily due to commissions and dealer manager fees from distributing related party products for the year ended December 31, 2013, which increased $239.2 million and $132.7 million, respectively, as compared to the year ended December 31, 2012. During the year ended December 31, 2013, we had related party commissions and dealer manager fees of $400.6 million and $227.4 million, respectively, as compared to $161.4 million and $94.8 million, respectively, for the year ended December 31, 2012. These increases reflect the fact that equity capital raised by related party sponsored offerings and the number of related party offerings increased from $2.7 billion in equity capital raised from eight related party offerings during the year ended December 31, 2012, to $6.8 billion in equity capital raised from ten related party offerings during the year ended December 31, 2013. During the year ended December 31, 2013, we had non-related party commissions and dealer manager fees of $116.1 million and $56.3 million, respectively, as compared to $19.1 million and $10.1 million, respectively, for the year ended December 31, 2012. These increases reflect the fact that equity capital raised by non-related party sponsored offerings and the number of non-related party offerings increased from $0.3 billion from two non-related party offerings during the year ended December 31, 2012, to $1.9 billion in equity capital raised from two non-related party offerings during the year ended December 31, 2013.

During the year ended December 31, 2013, we modified our treatment of selling commissions on the sale of securities purchased through the RIA channel by reducing to zero the selling commissions charged on sales sold through the RIA channel. The offerings affected were generally related party offerings. This modified business practice does not constitute a change in accounting policy. See “— Critical Accounting Policies &

Estimates — Revenue and expense recognition for selling commissions and dealer manager fees and the related expenses” for further details. In 2013 and 2012, RIA sales were approximately 8% and 10%, respectively, of total sales. This selling commission change became effective on July 1, 2013, when the 7% selling commission we received from each sale through the RIA channel was reduced to 0%. Prior to the change, the full amount of the dealer manager fee (generally 3%) and the 7% selling commission was charged against the amount invested through the RIA channel, and we retained the dealer manager fee and the 7% selling commission charged against the investor’s purchase price. After the change, we no longer receive any selling commissions on sales through the RIA channel, but continue to retain the dealer manager fee (generally 3%) of the amount invested in connection with sales through the RIA channel. The 7% selling commission was calculated based on the gross amount invested and represented $28.5 million for the period prior to the change (January 1, 2013 to June 30, 2013). Without this change, the revenue related to sales through the RIA channel for the year ended December 31, 2013 would have been $72.0 million, of which $51.9 million was attributable to the 7% selling commission, or 6% of total wholesaling revenue. During the two quarters prior to the change, the quarters ended March 31, 2013 and June 30, 2013, total revenue from sales through the RIA channel was $17.8 million and $18.8 million, respectively, of which $12.7 million, or 6% of total wholesaling revenue, and $15.8 million, or 7% of total wholesaling revenue, respectively, was attributable to the 7% selling commission. During the two quarters following the change, the quarters ended September 30, 2013 and December 31, 2013, total revenue from sales through the RIA channel was $17.5 million and $18.0 million, respectively, and we estimate that the foregone revenue attributable to eliminating the 7% selling commission were $11.1 million, or 5% of total wholesaling revenue, and $12.4 million, or 8% of total wholesaling revenue, respectively.

Our transaction management, investment banking and capital markets and transfer agent businesses, which commenced operations in 2013, contributed $83.9 million to the increased revenues. We ranked as the second largest in North American real estate mergers and acquisitions for the year ended December 31, 2013 with $10.0 billion in total transaction value, according to SNL Financial.

For the year ended December 31, 2013, expenses increased $505.9 million, or 181%, to $785.9 million compared to $280.1 million for the year ended December 31, 2012. The increase primarily reflected higher selling expenses in our wholesale broker-dealer business which increased in tandem with corresponding revenues. The increased selling expenses were primarily from higher commission expenses and third-party reallowance expenses from distributing related party products for the year ended December 31, 2013, which increased $239.2 million and $40.6 million, respectively, as compared to the year ended December 31, 2012.

Expenses also increased as a result of the operational set-up of our transaction management, investment banking and capital markets and transfer agent businesses, which commenced operations in 2013. Quarterly fees were $6.0 million higher for the year ended December 31, 2013 compared to the year ended December 31, 2012 reflecting the services agreement entered into in connection with our initial public offering. For the year ended December 31, 2013, professional fees increased $3.0 million, or 193%, to $4.6 million compared to $1.6 million for the year ended December 31, 2012. The increase reflected higher acquisition related expenses. We may incur higher professional fees, interest expense and intangible asset amortization in connection with announced acquisitions.

We will have significant intangible assets and long-term debt as a result of the Recent and Pending Acquisitions. The intangible assets will be amortized over their useful lives resulting in amortization expense. The long-term debt requires us to pay interest which results in interest expense. We anticipate incurring recurring losses in future periods because of the significant level of amortization of intangible assets acquired and new interest expense.

Comparison of Year Ended December 31, 2012 to Year Ended December 31, 2011

The following table provides an overview of our consolidated results of operations (dollars in thousands):

	Year Ended December 31,		% Change
	2012	2011
Revenues	$287,497	$174,729	65%
Expenses	280,085	170,987	64%
Income before taxes	7,412	3,742	98%
Provision for income taxes	—	—
Net income	$7,412	$3,742	98%

Total revenues increased $112.8 million, or 65%, to $287.5 million for the year ended December 31, 2012, compared to total revenues of $174.7 million for 2011. The increase in total revenues was primarily due to increases in commissions and dealer manager fees generated from distributing related party products as well as investment banking revenues earned within this new business unit, partially offset by decreases in commissions and dealer manager fees generated from non-related party products.

In 2012, commissions generated from distributing related party products nearly doubled to $161.4 million from $82.4 million in 2011, on approximately $2.3 billion and $1.2 billion of related party product sales through the commissionable independent broker-dealer channel, respectively. Realty Capital Securities sold products in eight related party-sponsored programs during both 2012 and 2011. In 2012, commissions earned from non-related party product offerings declined 17% to $19.1 million from $23.0 million in 2011. Gross equity raised by direct investment programs distributed by us for non-related party products declined by approximately $47.0 million during 2012, as Realty Capital Securities’ non-related party sponsored programs offered decreased from three programs to two programs due to the completion of a non-related party offering during 2011.

Dealer manager fees earned from related party products increased to $94.8 million in 2012 from $56.9 million in 2011, resulting from gross equity raised by direct investment programs distributed by us of approximately $2.6 billion and $1.4 billion from related party offerings during 2012 and 2011, respectively. Dealer manager fees from non-related party products decreased slightly to $10.1 million in 2012 from $10.8 million in 2011, as a result of lower non-related party offering proceeds based on the distribution of one less non-related party program given the successful completion of such offering during 2011.

Revenues of $0.9 million were derived from Realty Capital Securities’ investment banking advisory services business, which was introduced during 2012. These fees were earned in connection with services rendered resulting in a full cycle liquidity event for a previously distributed offering. Revenues for 2011 included a $0.3 million loss on an investment write-off.

Total expenses increased $109.1 million, or 64%, to $280.1 million for 2012 compared to $171.0 million for 2011. The increase in total expenses was primarily due to increases in third-party commissions and third-party reallowance on related party products, internal commissions, and payroll and benefits expense partially offset by decreases in third-party commissions and third-party reallowance on non-related party products.

In 2012, third-party commission expenses incurred from distributing related party product offerings nearly doubled to $161.4 million from $82.3 million in 2011, on approximately $2.3 billion and $1.2 billion of gross equity raised for related party product offerings through the commissionable independent broker-dealer channel during 2012 and 2011, respectively. The increase primarily reflected higher selling expenses in our wholesale broker-dealer business which increased in tandem with corresponding revenues. In 2012, third-party commissions incurred from non-related party products declined 17% to $19.1 million from $23.0 million in 2011. Gross equity raised via non-related party offerings declined by approximately $47 million during 2012, as Realty Capital Securities’ non-related party sponsored program offerings decreased from three programs to two programs due to the successful completion of one such offering during 2011.

Third-party reallowance incurred on related party products increased to $24.4 million in 2012 from $11.8 million in 2011, on increased sales volume. Third-party reallowance incurred on non-related party products decreased to $2.5 million in 2012 from $3.1 million in 2011, as a result of lower non-related party product sales.

Internal wholesaler commissions, payroll and benefits expenses increased during 2012 due to higher internal commissions on increased sales and increases in new personnel to meet the demand of the offerings distributed by Realty Capital Securities.

Net income for 2012 increased 98% to $7.4 million, compared to net income of $3.7 million in 2011.

Wholesale Broker-Dealer

Comparison of Year Ended December 31, 2013 to Year Ended December 31, 2012

The following table provides an overview of the results of operations of our Wholesale Broker-Dealer business (dollars in thousands):

	Year Ended December 31,		% Change
	2013	2012
Revenues	$802,965	$286,572	180%
Expenses	$757,792	$280,085	171%

Revenues — Our revenues are primarily driven by the amount of gross equity capital being raised by the selling of direct investment programs by broker-dealers with whom Realty Capital Securities has a dealer manager relationship. To the extent that we are able to increase our market share with direct investment sponsors in addition to American Realty Capital, and the overall direct investment program industry continues to expand, our revenues should also increase. Although the most direct beneficiary of an increase in the amount of equity capital being raised would be our wholesale broker-dealer business, we reasonably expect the other segments to also benefit from increasing volumes within our investment banking, capital markets, transaction management and the transfer agent businesses. Industry-wide equity capital raised for the years ended December 31, 2013 and 2012 were $24.5 billion and $10.3 billion, respectively according to Stanger.

Revenues for the year ended December 31, 2013, increased $516.4 million, or 180%, to $803.0 million, compared to $286.6 million for the year ended December 31, 2012. Revenues generated by serving as dealer manager with respect to the raising of equity capital for non-related party offerings represented 21% and 10% of the total revenues for the years ended December 31, 2013 and 2012, respectively. Equity capital raised by programs sponsored or managed by American Realty Capital excludes one investment program co-sponsored by American Realty Capital and in which an affiliate of American Realty Capital is an advisor, but in which none of the executive officers are affiliates of American Realty Capital and in which the sub-advisor, which is unaffiliated with American Realty Capital is responsible for selection of investments on behalf of the advisor. Equity capital raised by direct investment program offerings distributed by us decreased from $2.4 billion for the three months ended September 30, 2013 to $1.8 billion for the three months ended December 31, 2013 primarily because three offerings closed during the three months ended September 30, 2013. No new offerings were initiated during the three months ended September 30, 2013, and one new offering was initiated during the three months ended December 31, 2013, with an equity capital value offered of $2.0 billion. No offerings closed during the three months ended September 30, 2013, and one offering closed during the three months ended December 31, 2013. These offerings are finite life offerings with different closing dates, which can cause fluctuations in equity capital raised from quarter to quarter. The rate of equity capital raised generally increases, in some cases very sharply, over the life of an offering so that a decline in equity capital raised would be expected when one offering is closed and replaced with a new offering.

Despite the fact that equity capital raised by direct investment programs distributed by us decreased from $2.4 billion for the three months ended September 30, 2013 to $1.8 billion for the three months ended December 31, 2013, for the year ended December 31, 2013, Realty Capital Securities served as dealer manager with respect to $8.6 billion in gross equity capital raised by direct investment programs distributed by us representing an increase of 192% compared to the year ended December 31, 2012. For the year ended

December 31, 2013 our market share of the total equity capital raised in the entire direct investment real estate channel was 41.2% according to Stanger.

Expenses — Expenses related to the activities of serving as dealer manager with respect to the raising of gross equity capital are correlated to the volume of revenues in a given period. Corresponding general and administrative expenses remain relatively constant compared to revenues, resulting in increased profitability. For the year ended December 31, 2013, expenses increased $477.7 million, or 171%, to $757.8 million compared to $280.1 million for the year ended December 31, 2012. The increase primarily reflects the selling expense portion of expenses increased in line with the increase in revenues, for the year ended December 31, 2013 compared to the year ended December 31, 2012.

Comparison of Year Ended December 31, 2012 to Year Ended December 31, 2011

The following table provides an overview of the results of operations of our Wholesale Broker-Dealer business (dollars in thousands):

	Year Ended December 31,		% Change
	2012	2011
Revenues	$286,572	$174,729	64%
Expenses	$280,085	$170,987	64%

Revenues for the year ended December 31, 2012, increased $111.8 million, or 64%, to $286.6 million, compared to $174.7 million for the year ended December 31, 2011. For the year ended December 31, 2012, expenses increased $109.1 million, or 64%, to $280.1 million compared to $171.0 million for the year ended December 31, 2011. Our wholesale broker-dealer business represented substantially all of the revenues and expenses of our company for the year ended December 31, 2012 and represented all of the revenues and expenses of our company for the year ended December 31, 2011. See “— Comparison of Year Ended December 31, 2012 to Year Ended December 31, 2011” above for the discussion of our performance during the year ended December 31, 2012 as compared to the year ended December 31, 2011.

Transaction Management

Comparison of Year Ended December 31, 2013 to Year Ended December 31, 2012

The following table provides an overview of the results of operations of our Transaction Management business (dollars in thousands):

	Year Ended December 31,		% Change
	2013	2012
Revenues	$24,367	$—	—
Expenses	$14,517	$—	—

Revenues — Transaction Management revenues for the year ended December 31, 2013 were $24.4 million. Transaction Management began operations in January 2013, therefore, no comparable prior year results are available. Transaction Management revenues for the three months ended December 31, 2013 were $15.5 million, an increase of 266% compared to the three months ended September 30, 2013. The increase was attributable to higher mergers and acquisition activity and liquidity events from related party sponsored REITs.

Expenses — Expenses for Transaction Management for the year ended December 31, 2013 were $14.5 million. Transaction Management began operations in January 2013, therefore, no comparable prior year results are available. Transaction Management expenses for the three months ended December 31, 2013 were $8.0 million, an increase of 142% compared to the three months ended September 30, 2013 primarily due to higher professional fees reflecting higher acquisition related expenses. Acquisition related costs for the three months ended December 31, 2013 and the year ended December 31, 2013 were $3.9 million and $4.6 million, respectively. We may continue to incur higher professional fees in connection with strategic acquisition opportunities.

Comparison of Year Ended December 31, 2012 to Year Ended December 31, 2011

Transaction Management did not begin operations until January 2013; therefore no information exists to compare the 2012 results against 2011 results.

Investment Banking and Capital Markets

Comparison of Year Ended December 31, 2013 to Year Ended December 31, 2012

The following table provides an overview of the results of operations of our Investment Banking and Capital Markets business (dollars in thousands):

	Year Ended December 31,		% Change
	2013	2012
Revenues	$47,884	$925	5,077%
Expenses	$5,107	$—	—

Revenues — Investment Banking and Capital Markets revenues for the year ended December 31, 2013 were $47.9 million. Substantially all of the investment banking and capital markets operations began in January 2013; therefore, no significant comparable prior year results are available. Investment Banking and Capital Markets revenues for the three months ended December 31, 2013 were $32.3 million, an increase of 328% compared to the three months ended September 30, 2013 primarily reflecting an increase in the size of closed capital markets and mergers and acquisition transactions. The primary driver of revenues for the year ended December 31, 2013 was fees earned related to capital markets and financial advisory services for offerings and liquidity events of direct investment programs or entities sponsored or managed by American Realty Capital. We believe that revenues for Investment Banking and Capital Markets will continue to grow in early 2014 due to fees we expect to earn from our pipeline of activity from direct investment programs sponsored by American Realty Capital.

Expenses — Expenses for Investment Banking and Capital Markets of $5.1 million for the year ended December 31, 2013 were primarily personnel related costs. These costs, including operating and occupancy costs, were not incurred by this segment in 2012 as these expenses were incurred at Realty Capital Securities. During the year ended December 31, 2013, pursuant to a new expense sharing agreement, these costs were allocated to Investment Banking and Capital Markets.

Comparison of Year Ended December 31, 2012 to Year Ended December 31, 2011

Substantially all of Investment Banking and Capital Markets’ operations began in January 2013; therefore no information exists to compare the 2012 results against 2011 results.

Transfer Agent

Comparison of Year Ended December 31, 2013 to Year Ended December 31, 2012

The following table provides an overview of the results of operations of our Transfer Agent business (dollars in thousands):

	Year Ended December 31,		% Change
	2013	2012
Revenues	$12,558	$—	—
Expenses	$9,588	$—	—

Revenues — Revenues are earned as a result of the service fees charged by Transfer Agent to the various REITs and other issuers for which it serves as transfer agent, all of which are related parties. Such fees are based on transactions or number of active accounts (new account setup, account maintenance and closed accounts), or service level driven (in-bound and out-bound telephone calls). During the second half of 2013, Transfer Agent took another step toward a business model positioned for profitable growth. Services customarily provided by a third-party provider are now provided by Transfer Agent and a third-party provider, which we expect will increase the profitability of Transfer Agent over time.

Transfer Agent’s revenues for the year ended December 31, 2013 were $12.6 million. Transfer Agent began operations in January 2013 and, accordingly, there are no comparable 2012 results. For the three months ended December 31, 2013 revenues were $5.7 million, an increase of 61% compared to the three months ended September 30, 2013 reflecting a growth in the number of accounts serviced. Transfer Agent provided transfer agency services to approximately 226,000 accounts during the three months ended December 31, 2013, compared to approximately 200,000 accounts during the three months ended September 30, 2013. The number of accounts being opened and/or serviced by Transfer Agent should continue to increase in the year ending December 31, 2014 as long as sales of REIT shares also continue to increase.

Expenses — Personnel costs and the costs of a third-party system and service provider are the primary expenses that offset transfer agency revenues. Under the third-party services agreement, Transfer Agent pays a vendor for its efforts in providing certain transfer agency related services, including information warehousing. During the second half of 2013, Transfer Agent transitioned certain services formerly provided by this vendor. While personnel and systems costs have increased as a result, Transfer Agent’s total share of the transfer agency fees paid by clients has risen concurrently.

Transfer Agent’s expenses for the year ended December 31, 2013 were $9.6 million. Transfer Agent began operations in January 2013; therefore there are no comparable 2012 results. For the three months ended December 31, 2013, expenses increased 4% compared to the three months ended September 30, 2013, primarily due to an increase in quarterly fees.

Comparison of Year Ended December 31, 2012 to Year Ended December 31, 2011

Transfer Agent did not begin operations until January 2013; therefore no information exists to compare the 2012 results against 2011 results.

Income Taxes

Income tax expense was $2.2 million for the period from June 10, 2013, the closing of our initial public offering, to December 31, 2013. The effective tax rate for the period from June 10, 2013 to December 31, 2013 was 2.2%. The effective tax rate is significantly below 35% because pretax income includes a non-controlling interest of 90.6% of Realty Capital Securities, RCS Advisory and ANST, with the remaining 9.4% of the income taxable to us after June 10, 2013, the date of the internal reorganization of our company and our operating subsidiaries. Income tax expense was $3.2 million for the three months ended March 31, 2014, and the effective tax rate was 20.5%. Pre-tax income includes a non-controlling interest of 90.6% of Realty Capital Securities, RCS Advisory and ANST, with the remaining 9.4% of the income taxable to us from January 1, 2014 through February 11, 2014, the date of the series of corporate restructuring transactions designed to simplify our capital structure (“Exchange Transactions”). For the three months ended March 31, 2014, our effective tax rate, excluding the effect of the non-controlling interest, was 46.1% based on the projected annual effective tax rate excluding the non-controlling interest.

Non-Controlling Interest

We have a controlling interest in each of our operating subsidiaries that was in existence and under our control as of December 31, 2013, namely Realty Capital Securities, RCS Advisory and ANST, and, as a result, our financial statements include the consolidated financial results of Realty Capital Securities, RCS Advisory and ANST. As of December 31, 2013, we owned 9.4% of the economic interest in our operating subsidiaries. As a result, we are required to present the 90.6% we do not own (the non-controlling interest) in our consolidated financial statements. On February 11, 2014, our non-controlling interest ceased to exist (other than a de minimis interest and, as of April 28, 2014, 310,947 earned LTIP Units) when RCAP Holdings exchanged all its Class B common stock and Class B Units in each of Realty Capital Securities, RCS Advisory and ANST except for one share of Class B common stock and one Class B Unit in each of Realty Capital Securities, RCS Advisory and ANST for a total of 23,999,999 shares of our Class A Common Stock.

Earnings Before Interest, Taxes, Depreciation and Amortization

We use earnings before interest, taxes, depreciation and amortization, or EBITDA, and adjusted EBITDA, which are non-GAAP measures, as supplemental measures of our performance that are not required by, or presented in accordance with GAAP. None of the non-GAAP measures should be considered as an alternative to any other performance measure derived in accordance with GAAP. We use EBITDA and adjusted EBITDA as an integral part of our report and planning processes and as one of the primary measures to, among other things:

•	monitor and evaluate the performance of our business operations;
•	facilitate management’s internal comparisons of the historical operating performance of our business operations;
•	facilitate management’s external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels;
•	analyze and evaluate financial and strategic planning decisions regarding future operating investments; and
•	plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

We define EBITDA as earnings before interest, taxes, depreciation and amortization. We define adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, adjusted to exclude acquisition related expenses and equity-based compensation and other items. We believe similarly titled measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, many of which present EBITDA and adjusted EBITDA and other similar metrics when reporting their financial results. Our presentation of EBITDA and adjusted EBITDA should not be construed to imply that our future results will be unaffected by unusual or nonrecurring items.

The following table provides a reconciliation of net income (loss) attributable to us (GAAP) to our EBITDA (Non-GAAP) and adjusted EBITDA (Non-GAAP) for the three months ended March 31, 2014 and 2013 and the years ended December 31, 2013, 2012 and 2011:

	Three Months Ended March 31,		Year Ended December 31,
	2014	2013	2013	2012	2011
Net income (loss) attributable to RCS Capital Corporation (GAAP)	$3,792	$—	$2,601	$—	$—
Add back: Net income attributable to non-controlling interest	8,864	26,747	95,749	7,412	3,742
Add back: Provision for income taxes	3,244	—	2,202	—	—
Add back: Depreciation expense	51	34	150	31	12
EBITDA (Non-GAAP)	15,951	26,781	100,702	7,443	3,754
Add back: Non-cash equity compensation	10,213	—	492	—	—
Add back: Acquisition related expenses(1)	6,717	—	5,977	—	—
Add back: Other non-recurring charges	1,945	—	—	—	—
Adjusted EBITDA (Non-GAAP)	$34,826	$26,781	$107,171	$7,443	$3,754

(1)	Includes transaction costs as well as certain travel and time expense reimbursements.

The non-GAAP measures have limitations as analytical tools, and you should not consider any of these measures in isolation or as a substitute for analyses of our income or cash flows as reported under GAAP.

Some of these limitations are:

•	they do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments;
•	they do not reflect changes in, or cash requirements for, our working capital needs;

•	they do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debt; and
•	depreciation and amortization are non-cash expense items that are reflected in our statements of cash flows.

In addition, other companies in our industry may calculate these measures differently than we do, limiting their usefulness as a comparative measure. We compensate for these limitations by relying primarily on our GAAP results and using the non-GAAP measures only for supplemental purposes. Please see our financial statements and the related notes thereto.

Liquidity and Capital Resources

Currently, our principal use of existing funds and any funds raised in the future are to expand our lines of business through internal growth and by acquiring complementary businesses, including the Acquired Businesses, as well as for the payment of operating expenses to our investors. In addition, we and RCS Holdings are party to a services agreement requiring payment of 10% of our U.S. GAAP pre-tax income to RCS Capital Management. This fee is computed and due on a quarterly basis.

Concurrently with the closing of the Cetera Acquisition on April 29, 2014, we entered into the Bank Facilities with Barclays, Bank of America and other lenders. The Bank Facilities consist of: (i) a $575.0 million senior secured first lien term loan facility, having a term of five years; (ii) a $150.0 million senior secured second lien term loan facility, having a term of seven years; and (iii) a $25.0 million senior secured first lien revolving credit facility having a term of three years (was not drawn down at closing). The gross proceeds to us from the Bank Facilities was $685.6 million (after original issue discount and following the payment of fees and expenses due at closing).

On the same day, also in connection with the closing of the Cetera Acquisition, we issued $120.0 million (face amount) of 5% Convertible Notes at a price of $666.67 per $1,000 of par value, for gross proceeds to us upon issuance of $80.0 million and $270.0 million (aggregate liquidation preference) of 7% Convertible Preferred Stock to Luxor at a price of 88.89% of the liquidation preference per share, for gross proceeds to us upon issuance of $240.0 million.

We expect to meet our future short-term operating liquidity requirements through net cash provided by our current operations (and draws from our revolving credit facility). Management expects that our operating subsidiaries will generate sufficient cash flow to cover operating expenses the payment of interest on our indebtedness and the quarterly fee to RCS Capital Management.

Our initial public offering, which closed in June 2013, resulted in net proceeds after offering costs and underwriting discounts and commissions of $43.6 million. We expect to use cash available from our initial public offering, the Public Offering, the Concurrent Private Offering, the Cetera financings, ongoing operations and draws from our revolving credit facility to fund cash requirements for the acquisition of the Acquired Businesses through the Pending Acquisitions.

In order to meet our future long-term liquidity requirements or to continue to pursue strategic acquisition opportunities, we expect to utilize cash generated from our current operations and issue equity securities and debt securities in both public and private offerings, including in connection with the completion of the Pending Acquisitions. The issuance of these securities will depend on future market conditions, our obligations under the agreements related to the Pending Acquisitions to pay consideration in shares of our Class A Common Stock, funding needs and other factors, and there can be no assurance that any such issuance will occur or be successful.

Regulated Subsidiaries

Realty Capital Securities is subject to the SEC Uniform Net Capital Rule 15c3-1, which requires the maintenance of minimum net capital of the greater of $100,000 or 1/15th of aggregate indebtedness, as defined, and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. As of March 31, 2014, Realty Capital Securities had net capital of $19.3 million which was $17.4 million in excess of its required net capital, and aggregate indebtedness to net capital ratio was 1.47 to 1. As of December 31, 2013, Realty Capital Securities had net capital of $25.6 million which was $24.3 million in excess of its required net capital, and aggregate indebtedness to net capital ratio was 0.76 to 1. As of December 31, 2012, Realty Capital Securities had net capital of $3.4 million which was $2.7 million in excess of its required net capital, and aggregate indebtedness to net capital ratio was 3.07 to 1.

Cetera Advisor Networks LLC is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital. Cetera Advisor Networks LLC computes its net capital requirements under the alternative method provided for in Rule 15c3-1. The rule requires the maintenance of minimum net capital of the greater of $250,000 or 2% of aggregate debit items. As of December 31, 2013, Cetera Advisor Networks LLC had net capital of $9,811,152, which was $9,561,152 in excess of required net capital of $250,000. As of March 31, 2014, Cetera Advisor Networks LLC had net capital of $9,079,598, which was $8,829,598 in excess of required net capital of $250,000. Under the clearing arrangement with the clearing broker, Cetera Advisor Networks LLC is required to maintain certain minimum levels of net capital and comply with other financial ratio requirements. As of March 31, 2014 and December 31, 2013, Cetera Advisor Networks LLC was in compliance with all such requirements.

Cetera Advisors LLC is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital. Cetera Advisors LLC computes its net capital requirements under the alternative method provided for in Rule 15c3-1. The rule requires the maintenance of minimum net capital of the greater of $250,000 or 2% of aggregate debit items. As of December 31, 2013, Cetera Advisors LLC had net capital of $6,303,426, which was $6,053,426 in excess of required net capital of $250,000. As of March 31, 2014, Cetera Advisors LLC had net capital of $7,114,423, which was $6,864,423 in excess of required net capital of $250,000. Under the clearing arrangement with the clearing broker, Cetera Advisors LLC is required to maintain certain minimum levels of net capital and comply with other financial ratio requirements. As of March 31, 2014 and December 31, 2013, Cetera Advisors LLC was in compliance with all such requirements.

Cetera Financial Specialists LLC is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital. Cetera Financial Specialists LLC computes its net capital requirements under the basic method provided for in Rule 15c3-1. The rule requires the maintenance of minimum net capital of the greater of $50,000 or 1/15th of aggregate indebtedness. As of December 31, 2013, Cetera Financial Specialists LLC had net capital of $5,244,919 which was $4,977,884 in excess of required net capital of $267,035. As of March 31, 2014, Cetera Financial Specialists LLC had net capital of $3,347,180 which was $3,097,180 in excess of required net capital of $250,000. Under the clearing arrangement with the clearing broker Cetera Financial Specialists LLC is required to maintain certain minimum levels of net capital and comply with other financial ratio requirements. As of March 31, 2014 and December 31, 2013, Cetera Financial Specialists LLC was in compliance with all such requirements.

Cetera Investment Services LLC is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital Cetera Investment Services LLC computes its net capital requirements under the alternative method provided for in Rule 15c3- The rule requires the maintenance of minimum net capital of the greater of $250,000 or 2% of aggregate debit items. As of December 31, 2013, Cetera Investment Services LLC had net capital of $14,973,041 which was $14,723,041 in excess of required net capital of $250,000. As of March 31, 2014, Cetera Investment Services LLC had net capital of $13,423,202 which was $13,151,964 in excess of required net capital of $271,238. As of March 31, 2014 and December 31, 2013 Cetera Investment Services LLC’s ratio of net capital to aggregate debit items was 99% and 189%, respectively.

Dividends

During the three months ended March 31, 2014 and the year ended December 31, 2013 we declared $5.1 million and $1.4 million, respectively, in dividends on our Class A Common Stock. The closing of certain of the Pending Acquisitions involves the issuance of shares of our Class A Common Stock. We also recorded $0.02 million in dividends in the LTIP Units in the three months ended March 31, 2014. The increase in the number of shares of our Class A Common Stock outstanding may impact our ability to pay dividends. Also, we and our operating subsidiaries are prohibited from paying dividends by negative covenants described under “Dividend Policy and Dividends” that are contained in agreements we entered into in April 2014 in connection with consummating the Cetera financings. As a result, at the present time, we do not expect to continue paying quarterly dividends.

Cash Flows

As of March 31, 2014 and December 31, 2013 we had cash balances of approximately $100.4 million (which includes restricted cash of $55.0 million) and $45.7 million, respectively. As of December 31, 2012 and 2011, Realty Capital Securities, our only operating subsidiary in operation at the time, had cash balances of approximately $12.7 million and $3.9 million, respectively.

Net cash provided by operating activities was $65.6 million, $72.8 million, $13.4 million and $3.8 million for the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011, respectively. The increases in cash provided by operating activities for the three months ended March 31, 2014, and the year ended December 31, 2013, as compared to the comparable period for prior years, have primarily been due to increases in net income and the timing of collections of receivable balances and the payment of payable balances at period-end. For Realty Capital Securities, commission and dealer manager fees receivable typically represent one day of fees earned from the distribution of related party and non-related party products. Payables to broker-dealers, however, can represent up to six days of commissions as payment is typically made on a weekly basis, while commissions, which are included in accrued expenses, are paid twice monthly. Increased balances in these accounts, as well as reimbursable expense receivables and investment banking fee receivables are indicative of the increased volume in gross equity capital raised by direct investment programs distributed by us and the provision of advisory services for certain direct investment programs that commenced operations during 2013, as well as the timing of cash receipts and payments.

Net cash used in investing activities was $7.4 million, $15.6 million, $0.1 million and $0.01 million for the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011, respectively. The investing activities for the three months ended March 31, 2014 included purchases and sales of available-for-sales securities, purchases of investment securities, property and equipment, and our investment in SK Research. The investing activities for the year ended December 31, 2013 included purchases and sales of available-for-sale securities and trading securities as well as the purchase of property and equipment. The investing activities for the year ended December 31, 2012 and 2011 included the purchase of property and equipment.

Net cash used in financing activities was $3.5 million, $24.1 million, $4.6 million and $4.0 million for the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011, respectively. The financing activities for the three months ended March 31, 2014 included distributions and dividends as well as deferred offering costs and fees. The financing activity for the year ended December 31, 2013 included the net proceeds after offering costs and underwriting discounts and commissions of $43.6 million from the our initial public offering, partially offset by distributions and dividends of $67.7 million. During the year ended December 31, 2012 and 2011, RCAP Holdings contributed $3.6 million and $9.5 million, respectively, into Realty Capital Securities. During the years ended December 31, 2012 and 2011, we made distributions of $8.2 million and $13.6 million, respectively. We expect all current liquidity needs will be met with cash flows from operations and other activities.

Tax Receivable Agreement

We are party to a tax receivable agreement with RCAP Holdings requiring us to pay to RCAP Holdings 85% of the amount of the reduction, if any, in U.S. federal, state and local income tax liabilities that we realize (or are deemed to realize upon an early termination of the tax receivable agreement or a change of control, both discussed below) as a result of the increases in tax basis, if any, created by RCAP Holdings exchanges described below. For purposes of the tax receivable agreement, reductions in tax liabilities will be computed by comparing our actual income tax liability to the amount of such taxes that we would otherwise have been required to pay had there been no increase to the tax basis of the tangible and intangible assets of each operating subsidiary. The term of the tax receivable agreement will continue until all such tax benefits have been utilized or expired, unless we exercise our right to terminate the tax receivable agreement early. If we exercise our right to terminate the tax receivable agreement early, we will be obligated to make an early termination payment to RCAP Holdings, or its transferees, based upon the net present value (based upon certain assumptions and deemed events set forth in the tax receivable agreement, including the assumption that we would have enough taxable income in the future to fully utilize the tax benefit resulting from any increased tax basis that results from each exchange and that any Operating Subsidiaries Units that RCAP Holdings, or its transferees, own on the termination date are deemed to be exchanged on the termination date) of all payments that would be required to be paid by us under the tax receivable agreement. If certain change of control events were to occur, we would be obligated to make payments to RCAP Holdings using certain assumptions and deemed events similar to those used to calculate an early termination payment.

The actual increase in tax basis, as well as the amount and timing of any payments under the tax receivable agreement, will vary depending upon a number of factors, including the timing of exchanges, the price of our Class A Common Stock at the time of an exchange, the extent to which such exchanges are taxable, the amount and timing of our income and the tax rates then applicable.

Payments under the tax receivable agreement would be expected to give rise to certain additional tax benefits attributable to further increases in basis or, in certain circumstances, in the form of deductions for imputed interest. Any such benefits are covered by the tax receivable agreement and will increase the amounts due thereunder. In addition, the tax receivable agreement provides for interest accrued from the due date (without extensions) of the corresponding tax return to the date of payment specified by the agreement.

Although we are not aware of any issue that would cause the IRS to challenge a tax basis increase, we will not be reimbursed for any payments previously made under the tax receivable agreement if such basis increase is successfully challenged by the IRS. As a result, in certain circumstances, payments could be made under the tax receivable agreement in excess of our cash tax savings.

Pursuant to the exchange agreement, RCAP Holdings exchanged substantially all of its Operating Subsidiaries Units for shares of our Class A Common Stock along with the cancellation of a corresponding number of shares of our Class B Common Stock held by RCAP Holdings. It is the intention of the parties to the exchange that it, as part of an overall plan to restructure our ownership that includes the exchange, the Public Offering, the Concurrent Private Offering, the Cetera financings and the completion of the Recent and Pending Acquisitions, qualify as a tax-free contribution to us under Section 351 of the Code. If the exchange by RCAP Holdings qualifies as a tax-free contribution to us under Section 351 of the Code, we would obtain carryover tax basis in the tangible and intangible assets of our operating subsidiaries connected with such Operating Subsidiaries Units. As there will be no increase in tax basis created if the exchange qualifies as a tax-free Section 351 contribution, there will be no reduction in our tax liability, and as such we would not be required to make any payments under the tax receivable agreement. However, if the exchange were treated as a taxable transaction, each of Realty Capital Securities, RCS Advisory and ANST intends to have an election under Section 754 of the Code which would result in us receiving a step up in the tax basis in the tangible and intangible assets of Realty Capital Securities, RCS Advisory and ANST with respect to such Operating Subsidiaries Units acquired by us in such exchanges. This increase in tax basis is likely to increase (for tax purposes) depreciation and amortization allocable to us from Realty Capital Securities, RCS Advisory and ANST and therefore reduce the amount of income tax we would otherwise be required to pay in the future. This increase in tax basis may also decrease gain (or increase loss) on future dispositions of certain capital assets to the extent increased tax basis is allocated to those capital assets.

Emerging Growth Company

The JOBS Act permits an “emerging growth company” such as us to take advantage of an extended transition period to comply with new or revised accounting standards applicable to public companies. We chose to “opt out” of this provision and, as a result, we will comply with new or revised accounting standards as required when they are adopted. This decision to opt out of the extended transition period under the JOBS Act is irrevocable.

We expect that, based on our pro forma revenues after giving effect to the closings of the Recent and Pending Acquisitions, we will cease to be an “emerging growth company” on December 31, 2014.

Off-Balance Sheet Arrangements

We did not have any off-balance sheet arrangements as of March 31, 2014. This absence of off-balance sheet arrangements does not include the off-balance sheet arrangements of the Acquired Businesses and are not indicative of what our actual off-balance sheet arrangements would have been had we completed the Pending Acquisitions, nor does it purport to present our future off-balance sheet arrangements. We expect the Pending Acquisitions, if completed, to change our off-balance sheet arrangements substantially.

Contractual Obligations

We had no borrowings as of March 31, 2014 and had no significant changes in contractual obligations during the period ending March 31, 2014. We incurred borrowings under the Cetera financings as described below.

Realty Capital Securities and Cetera lease certain office space and equipment under various operating leases. See Note 7 of the Unaudited Interim March 31, 2014 Consolidated Financial Statements for more information.

The Cetera Financings

The Bank Facilities

Concurrently with the closing of the Cetera Acquisition on April 29, 2014, we entered into the following facilities with the banks: (i) a $575.0 million senior secured first lien term loan facility, or the first lien term facility, having a term of five years; (ii) a $150.0 million senior secured second lien term loan facility, having a term of seven years, or the second lien term facility, and together with the first lien term facility, the term facilities; and (iii) a $25.0 million senior secured first lien revolving credit facility having a term of three years or the revolving facility and, together with the term facilities, the Bank Facilities.

As of the closing of the Bank Facilities and as of June 4, 2014, approximately $575.0 million was outstanding under the first lien term facility, approximately $150.0 million was outstanding under the second lien term facility and no amount was outstanding under the revolving facility.

The first lien term facility includes an original issue discount of 1.0% for gross proceeds to us upon incurrence of $569.3 million, the second lien term facility includes an original issue discount of 1.5% for gross proceeds to us upon incurrence of $147.8 million and no amounts under the revolving facility were drawn down at the closing of the Cetera financings.

The proceeds of the term facilities were used by us to pay a portion of the consideration paid in the Cetera Acquisition, to refinance certain existing indebtedness and to pay related fees and expenses. The proceeds of the revolving facility were used following the closing of the Cetera Acquisition for permitted capital expenditures, to provide for the ongoing working capital requirements of our company and our subsidiaries following the Cetera Acquisition and for general corporate purposes.

The first lien term facility has an interest rate equal to LIBOR plus 5.50% per annum, the revolving facility has an interest rate equal to LIBOR plus 5.50% per annum, which may be reduced to 5.25% if the First Lien Leverage Ratio (as defined in the Bank Facilities) is less than or equal to 1.25 to 1.00, and the second lien term facility has an interest rate equal to LIBOR plus 9.50% per annum. In the case of both term facilities and the revolving facility, LIBOR can be no less than 1.00% per annum.

The Bank Facilities are subject to: (i) certain mandatory prepayment requirements, including asset sales, insurance/condemnation proceeds, incurrence of certain indebtedness, excess cash flow (as described in more detail below), and abandonment or termination of certain Pending Acquisitions (as described in more detail below); (ii) certain agreed prepayment premiums; (iii) customary affirmative covenants; (iv) certain negative covenants, including limitations on incurrence of indebtedness, liens, investments, restricted payments (as described in more detail below), asset dispositions, acquisitions and transactions with affiliates; and (v) financial covenants of a maximum total leverage ratio, a minimum fixed charge coverage ratio and minimum regulatory net capital.

The Bank Facilities include the requirement to prepay the aggregate principal amount of the Bank Facilities in the amount of 50% of “Excess Cash Flow” (as defined in the Bank Facilities), subject to reduction based on the First Lien Leverage Ratio (as defined in the Bank Facilities).

The first lien term facility is subject to mandatory prepayment if certain of the Pending Acquisitions are abandoned or terminated in the aggregate of $80.0 million as follows: (i) with respect to the ICH acquisition, $15.0 million; (ii) with respect to the Hatteras acquisition, $31.0 million; and (iii) with respect to the Summit acquisition, $34.0 million.

The Bank Facilities provide for customary events of default and also provide for an event of default if: (i) an amount sufficient to repay the First Allied Notes is not deposited in the special escrow upon the earlier to occur of the closing of the Public Offering and August 27, 2014; or (ii) First Allied does not repay the outstanding First Allied Indebtedness by July 28, 2014.

Our obligations under the Bank Facilities are guaranteed, subject to certain exceptions, by RCS Capital Management, RCAP Holdings and each of our direct or indirect domestic subsidiaries that are not SEC-registered broker-dealers, provided that the guarantees by First Allied and its guarantor subsidiaries will not become effective until following repayment of the outstanding First Allied Indebtedness, which is required to occur by July 28, 2014. We, together with the guarantors (other than First Allied and its guarantor subsidiaries, until their guarantees become effective as described in the immediately preceding sentence), have pledged substantially all of our assets to secure the Bank Facilities, subject to certain exceptions. The assets of RCAP Holdings subject to this pledge include 12,851,499 shares of our Class A Common Stock and the sole outstanding share of our Class B common stock held by RCAP Holdings. Accordingly, an event of a default under the Bank Facilities and operation of the pledge with respect to the sole outstanding share of our Class B common stock could give rise to a change in control of our company. See “Principal Stockholders.”

The restricted payments covenant prohibits payment of dividends by RCS Capital Management, RCAP Holdings us and our subsidiaries, subject to certain exceptions, including, among others, (i) certain payments to parent companies and ratable payments to equity holders of non-wholly owned companies, (ii) payments used to retire equity interests held by directors, officers, employees or members of management, consultants or independent contractors, subject to a cap of $10.0 million in any calendar year (with unused amounts permitted to be carried over and used in the subsequent calendar year) plus the proceeds of any key-man life insurance policies in any calendar year, (iii) payments used to repurchase equity interests of direct or indirect parents deemed to occur upon the noncash exercise of stock options, warrants or similar equity incentive awards, (iv) payments in an aggregate amount not to exceed a dollar cap of $10.0 million, plus a basket comprised of a portion of retained excess cash flow, returns on certain investments, and certain other amounts available to us under the terms of the Bank Facilities, subject to a leverage test of 1.00 to 1.00 (with respect to dividends to affiliates) and 1.25 to 1.00 (with respect to dividends to non-affiliates), (v) cash payments in lieu of fractional shares in connection with a dividend, split or combination of equity interests or permitted acquisition, (vi) payments of dividends and distributions within 60 days after the date such dividends and distributions are declared if otherwise permitted, (vii) other payments not exceeding an amount of pre-closing retained earnings, subject to a cap and a leverage test, (viii) redemptions by us of our equity interests in exchange for another class of equity interest or rights to acquire equity interests or with proceeds from substantially concurrent equity contributions or issuances of new shares of equity interests, and (ix) certain distributions in respect of taxes in an amount up to $2.0 million per fiscal year.

The Luxor Common Stock and the Luxor Convertible Securities

Concurrently with the Cetera Acquisition, on April 29, 2014, we, RCAP Holdings, Luxor and certain of its affiliates entered into a securities purchase agreement pursuant to which Luxor purchased certain securities convertible into shares of our Class A Common Stock, which we refer to as the Luxor Convertible Securities, in a private offering and agreed to purchase shares of our Class A Common Stock, which we refer to as the Luxor Common Stock, in the Concurrent Private Offering. We also made certain other agreements with Luxor, some of which are described in more detail below.

The Luxor Convertible Securities consist of $120.0 million (face amount) of 5% Convertible Notes, issued at a price of $666.67 per $1,000 of par value (for gross proceeds to us upon issuance of $80.0 million)

and $270.0 million (aggregate liquidation preference) of 7% Convertible Preferred Stock, issued at a price of 88.89% of the liquidation preference per share (for gross proceeds to us upon issuance of $240.0 million).

The securities purchase agreement further provides that in no event will the Luxor affiliates be allowed to accept an aggregate number of shares of our Class A Common Stock purchased in the Concurrent Private Offering and upon conversion of the Convertible Preferred Stock and Convertible Notes that collectively exceeds 9.9% of the number of shares of our Class A Common Stock outstanding on April 28, 2014 (as appropriately adjusted for stock splits, stock dividends, combinations, recapitalizations and the like). As of April 28, 2014, there were 28,317,237 shares of our Class A Common Stock outstanding, and the Luxor affiliates did not own any Class A Common Stock or any other securities issued by us. We and the Luxor affiliates have also agreed that this provision can be waived by the Luxor affiliates on 65 days’ notice to us.

The proceeds from the Luxor Convertible Securities were used by us to pay a portion of the consideration to be paid in the Cetera Acquisition, to refinance certain existing indebtedness and to pay related fees and expenses.

We will pay certain premiums, fees and expenses in the aggregate amount of $20.0 million in connection with the issuance and sale of the Luxor Common Stock and the Luxor Convertible Securities, all of which will be paid from the proceeds of the Public Offering and the Concurrent Private Offering.

The Luxor Common Stock.  Luxor will purchase from us $50.0 million of newly issued shares of Class A Common Stock at the Public Offering Price per share, or 2,469,136 shares, in the Concurrent Private Offering.

The Convertible Notes. On April 29, 2014, we issued $120.0 million aggregate principal amount of Convertible Notes to affiliates of Luxor in a private placement. The Convertible Notes are our senior unsecured obligations, but they are subordinate to the Bank Facilities and any refinancing thereof. The Convertible Notes are convertible at the option of the holder, and to the extent permitted by the Bank Facilities, into shares of our Class A Common Stock, at a conversion price equal to the lower of (i) $21.18 per share of Class A Common Stock, and (ii) 115% of the price of the shares of our Class A Common Stock sold in the Public Offering, subject to adjustment pursuant to customary anti-dilution provisions. The Convertible Notes mature on November 1, 2021 and bear interest at a rate of 5.00% per annum.

The Convertible Notes contain customary events of default and negative covenants, including limitations on incurrence of indebtedness, liens, investments, restricted payments (with similar, but less restrictive exceptions as the Bank Facilities), asset dispositions, acquisitions and transactions with affiliates. The Convertible Notes are not redeemable by us prior to their maturity date without the consent of Luxor.

The Convertible Preferred Stock. On April 29, 2014, we issued 14,657,980 shares of Convertible Preferred Stock to affiliates of Luxor in a private placement. The shares of Convertible Preferred Stock issued to Luxor are entitled to a dividend of 7.00% of the liquidation preference and a dividend of 8.00% of the liquidation preference if a monthly dividend is not paid in cash on the dividend payment date. The shares of Convertible Preferred Stock are convertible, at Luxor’s option, into shares of our Class A Common Stock, at the lower of (i) a 2% discount to VWAP, of our Class A Common Stock for the ten trading days prior to the date of Luxor’s election to convert; (ii) a 2% discount to the closing price of our Class A Common Stock on the date of Luxor’s election to convert; and (iii) $20.26, the fixed conversion price. If (1) both the one-day VWAP and the daily closing price of our Class A Common Stock for the prior 30 consecutive trading days exceeds 2.5 times the fixed conversion price, and (2) at least $10 million of our Class A Common Stock is traded each day for 30 consecutive days at any time after the first two years from the issuance date of the Convertible Preferred Stock, then we may require that Luxor convert the Convertible Preferred Stock into shares of our Class A Common Stock at the same price as set forth above. Accrued and unpaid dividends on the Convertible Preferred Stock are also entitled to the same liquidation preference and are convertible into additional shares of our Class A Common Stock on the same terms as actual shares of Convertible Preferred Stock.

The terms of the Convertible Preferred Stock set forth in the related certificate of designation include negative covenants relating to the issuance of additional preferred securities, amending the provisions of certificate of designation, affiliate transactions and the incurrence of indebtedness.

On April 29, 2014, the members of RCAP Holdings entered into a put agreement with Luxor and its affiliates who purchased the Convertible Preferred Stock. Pursuant to this agreement, at any time during the 90-day period beginning on October 29, 2015, the members of RCAP Holdings have agreed to purchase from Luxor 50% (to be reduced based upon the gross proceeds received by us in the Public Offering) of the Convertible Preferred Stock in cash at Luxor’s request. This put right is secured by a negative pledge on the members of RCAP Holdings’ shares of ARCP and/or units of ARCP’s operating partnership with a value, as of the date of the issuance of the Convertible Preferred Stock, equal to such RCAP Holdings member’s pro rata portion of the cash payment required to be made to Luxor pursuant to its put right.

Other Agreements with Luxor. We and certain of our affiliates, have also made certain other agreements with Luxor, some of which are described in more detail below.

•	Registration rights. We have agreed to file with the SEC a continuously effective resale registration statement for the shares of our Class A Common Stock issued to Luxor in the Concurrent Private Offering and for the shares of our Class A Common Stock issuable upon conversion of the Convertible Preferred Stock and the Convertible Notes issued to Luxor in connection with the Cetera financings on or prior to June 13, 2014.
•	Membership Interest in RCS Capital Management. On April 29, 2014, Luxor purchased 23.5% of the membership interests in RCS Capital Management, or the Luxor Percentage Interest, for $15.3 million. The Luxor Percentage Interest will be reduced from the current level to 19.81% following completion of the Public Offering, which is expected to occur on June 10, 2014.

Recently Issued Accounting Pronouncements

We are not aware of any recently issued, but not yet effective, accounting pronouncements that would have a significant impact on our consolidated financial position or results of operations.

Quantitative and Qualitative Disclosures About Market Risk

Market Risk

Market risk represents the risk of loss that may result from the change in value of a financial instrument due to fluctuations in its market price. Our exposure to market risk is directly related to our reliance on the direct investment program industry.

Interest Rate Risk

As with other yield-oriented securities, shares of direct investment programs are impacted by their level of distributions to their investors. The distribution rate is often used by investors to compare and rank similar yield-oriented securities for investment decision-making purposes. Therefore, changes in interest rates, either positive or negative, may affect the level of distributions that direct investment programs may make and influence the decisions of investors who are considering investing in their common stock. A rising interest rate environment could have an adverse impact on the common stock price of direct investment programs, their ability to issue additional equity and the cost to them of any such issuance or incurrence. Furthermore, rising interest rates may have an adverse impact on the performance of direct investment programs. Because we rely on the direct investment program industry, any macroeconomic conditions affecting the industry adversely may negatively impact our results of operations and the price of your shares of Class A Common Stock.

Concurrently with the closing of the Cetera Acquisition on April 29, 2014, we entered into the Bank Facilities with Barclays, Bank of America and other lenders. The Bank Facilities consist of: (i) a $575.0 million senior secured first lien term loan facility, having a term of five years; (ii) a $150.0 million senior secured second lien term loan facility, having a term of seven years; and (iii) a $25.0 million senior secured first lien revolving credit facility having a term of three years.

As of June 4, 2014, approximately $575.0 million was outstanding under the first lien term facility, approximately $150.0 million was outstanding under the second lien term facility and no amount was outstanding under the revolving facility.

The first lien term facility has an interest rate equal to LIBOR plus 5.50% per annum, the revolving facility has an initial interest rate equal to LIBOR plus 5.50% per annum, which may be reduced to 5.25% if the First Lien Leverage Ratio (as defined in the Bank Facilities) is less than or equal to 1.25 to 1.00, and the second lien term facility has an interest rate equal to LIBOR plus 9.50% per annum. In the case of both term facilities and the revolving facility, LIBOR can be no less than 1.00% per annum. A rising interest rate environment could have an adverse impact as our interest expense could increase.

MANAGEMENT

Executive Officers and Directors

The following table provides information regarding our directors and executive officers.

Name	Age	Position
Nicholas S. Schorsch	53	Executive Chairman of the Board of Directors
William M. Kahane	66	Chief Executive Officer and Director
Edward M. Weil, Jr.	47	President, Treasurer, Secretary and Director
Peter M. Budko	54	Chief Investment Officer and Director
Brian D. Jones	45	Chief Financial Officer and Assistant Secretary
Brian L. Nygaard	55	Chief Operating Officer
Brian S. Block	42	Director
Mark Auerbach	76	Lead Independent Director
Jeffrey J. Brown	53	Independent Director
C. Thomas McMillen	62	Independent Director
Howell D. Wood	82	Independent Director

Nicholas S. Schorsch has served as executive chairman of our board of directors since February 2013. Mr. Schorsch has also served as co-chief executive officer of RCS Capital Management since April 2013. Mr. Schorsch served as chairman of the board of directors of ARCT from August 2007 until January 2013, when ARCT closed its merger with Realty Income Corporation and, until March 2012, the chief executive officer, of ARCT, the ARCT advisor and the ARCT property manager since their formation in August 2007. Mr. Schorsch has served as chairman of NYRT and the chief executive officer of NYRT, the NYRT property manager and the NYRT advisor since their formation in October 2009. Mr. Schorsch has served as the chief executive officer of advisor of the PE-ARC since its formation in December 2009. Mr. Schorsch has been the chairman of ARC RCA and the chief executive officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Schorsch has been the chairman and the chief executive officer of ARC HT and an executive officer of the ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Schorsch has been chairman and the chief executive officer of Business Development Corporation of America, or BDCA, since its formation in May 2010. Mr. Schorsch has been the chairman of American Realty Capital Daily Net Asset Value Trust, Inc., or ARC DNAV, and chief executive officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Schorsch also has been the chairman of ARCP, and chief executive officer of ARCP and the ARCP manager since their formation December 2010 and November 2010, respectively. Mr. Schorsch served as chairman of ARCT III and chief executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Schorsch has been the chairman of ARC Global and chief executive officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Schorsch also served as the chief executive officer and chairman of the board of directors of ARCT IV since its formation February 2012 and as the chief executive officer of the ARCT IV advisor and the ARCT IV property manager since their formations in February 2012, in each case until the closing of the merger of ARCT IV with ARCP in January 2014. Mr. Schorsch also has served as the chairman of the board of directors of ARC HT II since its formation in October 2012. Mr. Schorsch has served as the chairman of the board of directors of ARC Realty Finance Trust, Inc., or ARC RFT, and chief executive officer of ARC RFT and the ARC RFT advisor since their formation in November 2012. Mr. Schorsch has served as chief executive officer and chairman of the board of directors of ARCT V since its formation in January 2013 and as chief executive officer of the ARCT V advisor and the ARCT V property manager since their formation in January 2013. Mr. Schorsch has served as chief executive officer of the PE-ARC II advisor since July 2013. Mr. Schorsch has also served as the chairman of the board of directors of ARC HOST since its formation in July 2013 and as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Schorsch has also served as chairman of the board of directors of American Realty Capital New York City REIT, Inc., or ARC NYCR, since its formation in December 2013 and as chief executive officer of ARC NYCR, the ARC NYCR advisor and the ARC NYCR property manager since their respective formations in December 2013. From

September 2006 to July 2007, Mr. Schorsch was chief executive officer of an affiliate, American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice chairman of American Financial Realty Trust, or AFRT, from its inception as a REIT in September 2002 until August 2006. AFRT was a publicly traded REIT (which was listed on the NYSE within one year of its inception) that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial services industry, such as banks and insurance companies. Through American Financial Resource Group, or AFRG, and its successor corporation, AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate property with transactional value of approximately $5.0 billion, while also operating offices in Europe that focused on sale and leaseback and other property transactions in Spain, France, Germany, Finland, Norway and the United Kingdom. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of AFRG, AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as president of a non-ferrous metal product manufacturing business, Thermal Reduction. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch attended Drexel University. We believe that Mr. Schorsch’s current experience as chairman and chief executive officer of NYRT, ARC RCA, ARC DNAV, ARC HT, ARCP, ARC Global, ARC RFT and ARCT V, his current experience as chairman of ARC HT II, ARC HOST and ARC NYCR, his previous experience as president, chief executive officer and vice chairman of AFRT and chairman and chief executive officer of ARCT, ARCT III and ARCT IV, and his significant real estate acquisition and credit underwriting experience, make him well qualified to serve as executive chairman of our board of directors.

William M. Kahane has served as chief executive officer and a director of our company since February 2013. Mr. Kahane has also served as co-chief executive officer of RCS Capital Management since April 2013. Mr. Kahane has been active in the structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane served as an executive officer and director ARCT, and an executive officer of the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. Mr. Kahane has served as a director of ARC RCA since its formation in July 2010. He also had served as an executive officer of ARC RCA and the ARC RCA advisor from their formation in July 2010 and May 2010, respectively, until March 2012. Mr. Kahane also has been a director of PE-ARC and the president, chief operating officer and treasurer of the PE-ARC advisor since their formation in December 2009. Mr. Kahane has served as a director of ARC NYCR since its formation in December 2013. Mr. Kahane has served as a director of NYRT since its formation in October 2009 and had served as an executive officer of NYRT from October 2009 until March 2012 and as an executive officer of the NYRT advisor and property manager from their formation in November 2009 until March 2012. Mr. Kahane served as a director of ARC DNAV and an executive officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager from their formation in September 2010 until March 2012. Mr. Kahane served as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane has served as a director of ARC HT since its formation in August 2010 and as president and chief operating officer of ARC HT, the ARC HT advisor and the ARC HT property manager from August 2010 until March 2012. Mr. Kahane has served as a director of ARC HT II since March 2013. Mr. Kahane served as a director and executive officer of ARCP and as an executive officer of the ARCP advisor from their formation in December 2010 and November 2010, respectively, until March 2012. Mr. Kahane served as an executive officer and director of ARCP and the ARCP advisor from their formation in December 2010 and November 2010, respectively, until March 2012. Mr. Kahane was reappointed as a director of ARCP in February 2013. Mr. Kahane has served as a director of PE-ARC II, since August 2013. Mr. Kahane has served as chief executive officer and president of ARC HOST since August 2013 and as director of ARC HOST since January 2014. Mr. Kahane has also served as co-chief executive officer of the ARC HOST advisor, as chief executive officer of the ARC HOST property manager and as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Kahane also has been an interested director of BDCA, since its formation in May 2010 and, until March 2012, was the president of BDCA. Mr. Kahane also served as president and chief operating officer of the BDCA advisor from its formation in June 2010 until

March 2012. Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3.0 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008.

Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 to 1979. From 1981 to 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane worked very closely with Mr. Schorsch while a trustee at AFRT, (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC, or GF Capital, a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an MBA from Stanford University’s Graduate School of Business. We believe that Mr. Kahane’s current experience as a director of ARCP, ARC RCA, BDCA, NYRT, ARC HT, PE-ARC, ARC NYCR and ARC HT II, his prior experience as an executive officer and director of ARC DNAV, ARCT III and ARCT, his prior experience as chairman of the board of Catellus Development Corp. and his significant investment banking experience in real estate, make him well qualified to serve as a member of our board of directors.

Edward M. Weil, Jr. has served as president, treasurer, secretary and a director of our company since February 2013. Mr. Weil has also served as president, treasurer and secretary of RCS Capital Management since April 2013. Mr. Weil served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil has served as an executive officer of NYRT, the NYRT property manager and the NYRT advisor since their formation in October 2009. He has served as the executive vice president and secretary of the PE-ARC advisor since its formation in December 2009. Mr. Weil has served as an executive officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Weil has served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Weil served as a director of ARCT III beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Weil has served as the executive president and secretary of the BDCA advisor since its formation in June 2010. Mr. Weil has served as treasurer and secretary of ARC NYCR, the ARC NYCR advisor and the ARC NYCR property manager since April 2014 and previously served as chief operating officer of ARC NYCR, the ARC NYCR advisor and the ARC NYCR property manager since their respective formations in December 2013. Mr. Weil has served as an executive officer, and, beginning in March 2012, a director, of ARCP since its formation in December 2010 and has served as an executive officer of the ARCP advisor since its formation in November 2010. Mr. Weil has been a director and an executive officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Weil has served as the president, chief operating officer, treasurer and secretary of ARCT IV, the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Weil was appointed as a director of ARCT IV in January 2013. Mr. Weil has served as the president, chief operating officer, treasurer and secretary of ARC HT II, the ARC HT II advisor and the ARC HT II property manager since their formation in October 2012. Mr. Weil served as the president, treasurer and secretary of ARC RFT and the ARC RFT advisor from November 2012 until January 2013. Mr. Weil has served as president, chief operating officer, treasurer, secretary and director of ARCT V and as president, chief operating officer, treasurer and secretary of the ARCT V advisor and the ARCT V property manager since their formation in January 2013. Mr. Weil has served as the executive vice president and secretary of the BDCA advisor since its formation in June 2010. Mr. Weil has served as president, chief operating officer, treasurer and secretary of the PE-ARC II advisor since July 2013. Mr. Weil has served as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Weil was formerly the senior vice president of sales and leasing for AFRT from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses. We believe that Mr. Weil’s current experience as an executive officer and/or director, as applicable of NYRT, ARC RCA, ARC HT, ARCP, ARC Global, ARCT IV, ARC HT II and ARC NYCR, his previous experience as senior vice president at AFRT and his real estate experience, make him well qualified to serve on our board of directors.

Peter M. Budko has served as chief investment officer and a director of our company since February 2013. Mr. Budko has also served as chief investment officer of RCS Capital Management since April 2013. Mr. Budko served as executive vice president and chief investment officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in 2007 through March 2012. Mr. Budko has also served as executive vice president and chief operating officer of NYRT since its formation in October 2009, and the NYRT property manager and the NYRT advisor since their formation in November 2009. Mr. Budko has served as executive vice president and chief investment officer of the PE-ARC advisor since its formation in December 2009. Mr. Budko has served as executive vice president and chief investment officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Budko has served as executive vice president and, until February 2011, as chief investment officer, of ARC HT, the ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Budko served as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Budko has served as an executive officer of BDCA and the BDCA advisor since their formation in May 2010 and June 2010, respectively. Mr. Budko has served as executive vice president and chief investment officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Budko also has been executive vice president and chief investment officer of ARCP and the ARCP manager since their formation in December 2010 and November 2010, respectively. Mr. Budko also has been an executive officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Budko served as executive vice president and chief investment officer of ARCT IV, the ARCT IV advisor and the ARCT IV property manager from their formation in February 2012 until the closing of the merger of ARCT IV with ARCP in January 2014. Mr. Budko has served as the executive vice president of ARC HT II, the ARC HT II advisor and the ARC HT II property manager since their formation in October 2012. Mr. Budko has served as the executive vice president of ARC RFT and the ARC RFT advisor since their formation in November 2012 and as president of ARC RFT and the ARC RFT advisor since January 2013. Mr. Budko was appointed as a director of ARC RFT in January 2013. Mr. Budko has served as chief investment officer and executive vice president of the PE-ARC II advisor since its formation in July 2013. From January 2007 to July 2007, Mr. Budko was chief operating officer of an affiliated American Realty Capital real estate investment firm. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets, LLC from 1997 to 2006. The Structured Asset Finance Group structures and invests in real estate that is net leased to corporate tenants. While at Wachovia, Mr. Budko acquired over $5 billion of net leased real estate assets. From 1987 to 1997, Mr. Budko worked in the Corporate Real Estate Finance Group at NationsBank Capital Markets (predecessor to Bank of America Securities), becoming head of the group in 1990. Mr. Budko received a B.A. in physics from the University of North Carolina. We believe that Mr. Budko’s current experience as an executive officer of NYRT, ARC RCA, ARC DNAV, ARCP, ARC Global, ARCT V and BDCA, as a director of ARC RFT, his prior experience as an executive officer of ARCT, ARCT III, ARCT IV, NYRT, ARC HT, ARC HT II and at Wachovia Capital Markets and Nations Bank and his over 20 years of experience in debt and lending, make him well qualified to serve as a member of our board of directors.

Brian D. Jones has been the chief financial officer and assistant secretary of our company and our company’s manager since December 2013. Mr. Jones has served as head of the investment banking division of Realty Capital Securities since February 2013. Mr. Jones served as chief operating officer of ARCP from February 2013 until November 2013. Mr. Jones served as chief financial officer and treasurer of ARCT from its internalization in March 2012 until the close of its merger with Realty Income Corporation in January 2013. Prior to ARCT’s internalization, Mr. Jones served as senior vice president, managing director and head of investment banking at Realty Capital Securities and ARC Advisory Services, LLC, or ARC from September 2010 through February 2012. Prior to joining Realty Capital Securities and ARC, Mr. Jones was a director in the real estate investment banking group at Robert W. Baird & Co. Incorporated from February 2008 through August 2010. From January 2005 through November 2007, Mr. Jones was an executive director in the real estate investment banking group at Morgan Stanley & Co. Prior to that, Mr. Jones worked in the real estate investment banking group at RBC Capital Markets from February 2004 through February 2005. From October 1997 through February 2001, Mr. Jones worked in the real estate investment banking group at PaineWebber. He also founded in February 2001 and operated through February 2004 an independent financial consulting firm focused on strategic advisory and private capital raising for real estate investment firms. From September 1990 to October 1997, Mr. Jones worked in the real estate tax advisory group at Coopers & Lybrand, LLP, where he was a manager focused on REIT and partnership tax structuring. He has more than 17 years of experience advising public and private real estate companies and executing a broad range of complex strategic and capital markets transactions, including approximately $9.0 billion of capital markets transactions, $10.0 billion of real estate acquisitions and dispositions and $35.0 billion of corporate mergers and acquisitions. Mr. Jones is a member of CSCPA, ULI and NAREIT. Mr. Jones also has Series 7, 24 and 63 licenses. Mr. Jones received a B.S. with honors in Agricultural and Managerial Economics from the University of California at Davis and an M.S. in Taxation from Golden State University.

Brian L. Nygaard was appointed as our chief operating officer on April 29, 2014. Over the last 25 years, Mr. Nygaard has held leadership positions at several companies. From 2010 to 2014, he served as the Principal for Atticus Advisers, a retail financial services industry profitability-development firm. From 2006 through 2010, Mr. Nygaard served as the Managing Director for Pershing, LLC, a division of BNY Mellon Corporation, a leading provider of technology and platform solutions in the financial services industry. From 2002 through 2005, Mr. Nygaard held an executive leadership position at H&R Block Financial Advisors, the retail investment arm of the US tax-preparer. From 2000 through 2001, Mr. Nygaard held leadership positions at ING Advisors Network, the investment distribution unit of ING USA. From 1988 through 1998, Mr. Nygaard served in various leadership positions for Principal Financial Group, a leading insurance/qualified plan provider and global investment manager. Mr. Nygaard holds CPA and CFP designations and holds a FINRA Series 7 license. Mr. Nygaard received a Bachelors Degree in Accounting from Drake University, magna cum laude.

Brian S. Block has served as a director of our company since February 2013. Mr. Block also served as chief financial officer and assistant secretary of our company from February 2013 until December 2013. Mr. Block has served as executive vice president and chief financial officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in 2007 through March 2012. Mr. Block served as executive vice president and chief financial officer of NYRT, the NYRT property manager and the NYRT advisor from their formation in October 2009 until December 2013. Mr. Block has served as executive vice president and chief financial officer of the PE-ARC advisor since its formation in December 2009. Mr. Block has served as executive vice president and chief financial officer of ARC RCA and the ARC RCA advisor from their formation in July 2010 and May 2010, respectively, in each case, through December 2013. Mr. Block served as executive vice president and chief financial officer of ARC HT, the ARC HT advisor and the ARC HT property manager from their formation in August 2010 until December 2013. Mr. Block served as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Block served as chief financial officer and treasurer of BDCA from its formation in May 2010 until February 2013, and served as chief financial officer of the BDCA advisor from its formation in June 2010 until February 2013. Mr. Block served as executive vice president and chief financial officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager from their formation in September 2010 until January 2014. Mr. Block also has been executive vice president and chief financial officer of ARCP and the ARCP advisor since their formation December 2010 and November 2010, respectively. Mr. Block also served as executive vice president and chief financial officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively, in each case, through December 2013. Mr. Block has served as the executive vice president and chief financial officer of ARCT IV, the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012 until the close of ARCT IV’s merger with ARCP in January 2014. Mr. Block served as the executive vice president and chief financial officer of ARC RFT and the ARC RFT advisor from November 2012 until January 2013. Mr. Block served as executive vice president and chief financial officer of ARCT V, the ARCT V advisor and the ARCT V property manager from their formation in January 2013 until January 2014. Mr. Block has served as executive vice president and chief financial officer of the PE-ARC II advisor since August 2013. Mr. Block has served as a director of the ARC HOST sub-property manager since August 2013. Mr. Block is responsible for the accounting, finance and reporting functions at the American Realty Capital group of companies. He has extensive experience in SEC reporting requirements, as well as REIT tax compliance matters. Mr. Block has been instrumental in developing the American Realty Capital group of companies’ infrastructure and positioning the organization for growth. Mr. Block began his career in public accounting at Ernst & Young and Arthur Andersen from 1994 to 2000. Subsequently, Mr. Block was the chief financial officer of a venture capital-backed technology company for several years prior to joining AFRT in 2002. While at AFRT, Mr. Block served as senior vice president and chief accounting officer and oversaw the financial, administrative and reporting functions of the organization. Mr. Block discontinued working for AFRT in August 2007. He is a certified public accountant and is a member of the AICPA and PICPA. Mr. Block serves on the REIT Committee of the Investment Program Association. Mr. Block received a B.S. from Albright College and an M.B.A. from La Salle University. We believe that Mr. Block’s current experience as an executive officer of ARCP and his previous experience as an executive officer at AFRT, NYRT, ARC RCA, ARC HT, ARC DNAV, ARCP, ARC Global, ARCT IV, ARC HT II, ARC RFT and ARCT V and his experience in financial reporting, make him well qualified to serve as a member of our board of directors.

Mark Auerbach has served as an independent director since May 2013 and as a lead independent director since February 2014. Over the last 18 years, Mr. Auerbach had served as directors for several companies. He currently serves as a director in Ventrus Bioscience, Inc., a development stage specialty pharmaceutical company focused on the development of late-stage prescription drugs for gastrointestinal disorders, specifically, hemorrhoids, anal fissures and fecal incontinence. From January 2006 through March 2010, Mr. Auerbach served as the Chairman of the Board of Directors for Neuro-Hitech, Inc., an early-stage pharmaceutical company which specialized in brain degenerative diseases. From June 2007 through August 2009, he served as director of Collexis, a company which develops knowledge management and discovery software. From July 2007 through February 2009, Mr. Auerbach also served as director for RxElite Holdings, Inc., a company which develops, manufactures and markets generic prescription drug products in specialty generic markets. From September 2003 through October 2006, Mr. Auerbach served as Executive Chairman of the Board of Directors for Par Pharmaceutical Companies, Inc., principally a manufacturer and marketer of generic pharmaceuticals and the parent of Par Pharmaceutical, Inc. From 1993 to 2005, Mr. Auerbach served as Chief Financial Officer of Central Lewmar LLP, a national fine paper distributor. Mr. Auerbach received a B.S. degree from Rider University. We believe Mr. Auerbach’s previous experience as a member of the board of directors of Optimer Pharmaceuticals, Neuro-Hitech, Inc., Collexis, RxElite Holdings, Inc., and Par Pharmaceutical, Inc., his current experience as a member of the board of directors of Ventrus Bioscience, Inc. and his previous experience as an officer of Central Lewmar LLP make him well qualified to serve on our board of directors.

Jeffrey J. Brown has served as an independent director since February 10, 2014. Mr. Brown was appointed pursuant to an agreement with Luxor and will be subject to removal at any time that Luxor does not own at least $25.0 million of Convertible Preferred Stock. Mr. Brown is the Chief Executive Officer and founding member of Brown Equity Partners, LLC, or BEP, which provides capital to management teams and companies needing equity of $3.0 million to $20.0 million. Prior to founding BEP in January 2007, Mr. Brown served as a founding partner and primary deal originator of the venture capital and private equity firm Forrest Binkley & Brown, or FBB, from 1993 to January 2007. In March 2005, SBIC Partners II, L.P., an investment vehicle formed by FBB and licensed through the Small Business Administration, or the SBA, voluntarily agreed to enter into receivership after failing to meet various SBA capital requirements. Prior to founding FBB, Mr. Brown served as a Senior Vice President of Bank America Venture Capital Group from 1990 to 1993 and as a Senior Vice President of Security Pacific Capital Corporation from 1987 to 1990. Mr. Brown also worked at the preferred stock desk of Morgan Stanley & Co. (NYSE: MS) in 1986 and as a software engineer at Hughes Aircraft Company from 1983 to 1985. In his 27 years of venture capital and private equity experience, Mr. Brown has served on the board of directors of approximately 40 public and private companies, including as the chairman of 10 such boards, and has served as the chair of audit, compensation, finance and other special board committees of such boards. Since September 2012, Mr. Brown has served on the board of directors of Nordion Inc. (NYSE:NDZ) where he is a member of each of the EHS/Governance and Finance/Audit Committees. From September 2009 until resigning in October 2011, Mr. Brown served as a director of Steadfast Income REIT, Inc. Mr. Brown received a Bachelor of Science in Mathematics, Summa Cum Laude, from Willamette University and a Master of Business Administration from the Stanford University Graduate School of Business. Mr. Brown’s extensive public and private company board experience and investment and transaction experience make him well qualified to serve on the our board of directors.

C. Thomas McMillen has served as an independent director since May 2013. Mr. McMillen has served as Timios National Corporation’s (formerly Homeland Security Capital Corporation) Chief Executive Officer and Chairman of the Board since August 30, 2005 and since July 2011 has served as its President. Since April 2011, Mr. McMillen has served as Chairman of the National Foundation on Fitness, Sports and Nutrition. From April 2007, he has served on the Board of Regents of the University of Maryland System. From December 2004 until January 2007, Mr. McMillen served as the Chairman of Fortress America Acquisition Corporation (now Fortress International Group, Inc., FIGI.PK), and from January 2007 until August 2009, he served as Vice Chairman and director. From October 2007 until October 2009, Mr. McMillen served as Chairman and Co-Chief Executive Officer of Secure America Acquisition Corporation, (now Ultimate Escapes, Inc. OTCBB: ULEIQ.PK) and from October 2009 to December 2010 as a director and from November 2009 to December 2010 as Vice Chairman. Ultimate Escapes, Inc. filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court in Wilmington, Delaware in September 2010. From 1987 through 1993, Mr. McMillen served three consecutive terms in the U.S. House of Representatives representing the 4th Congressional District of Maryland. Mr. McMillen received a Bachelor of Science in Chemistry from the University of Maryland and a Bachelor and Master of Arts from Oxford University as a Rhodes Scholar. We believe Mr. McMillen’s previous experience as a member of the board of directors of Timios National Corporation, the University of Maryland System, Dominion Funds, Inc., Ultimate Escapes, Inc., his previous experience as an officer of Fortress International Group and Timios National Corporation and his expertise in United States public policy and politics make him well qualified to serve on our board of directors.

Howell D. Wood has served as an independent director since December 2013. Mr. Wood served as chairman of the board of directors and chief executive officer of Wood Logan Associates from its formation in August 1986 until June 1999, when Wood Logan Associates was acquired by The Manufacturers Life Insurance Company. From July 1999 to December 2011, Mr. Wood continued as chairman of the Wood Logan Associates division of The Manufacturers Life Insurance Company and held a variety of senior management and leadership positions with that company. From 1982 until June 1986, Mr. Wood served as chief executive officer of Integrated Capital Services, a subsidiary of Integrated Resources Inc. Prior to joining Integrated Resources Inc., Mr. Wood served as national sales manager at Massachusetts Financial Services Company and Drexel Burnham Lambert. The Company believes that Mr. Wood’s previous experience as a founder, chairman of the board of directors and chief executive officer of Wood Logan Associates and his extensive background in the finance and investment management industry make him well qualified to serve as a member of our board of directors.

There are no family relationships among any of our directors or executive officers. The executive officers and directors named above may act as authorized officers of the company when so deemed by resolutions of the company. The only functions that our independent directors perform apart from the functions they serve in their capacity as members of the board as a whole is in their capacity as members of the Audit Committee (other than Mr. Brown, who is not a member of the Audit Committee), as further described below.

Chief Executive Officer of Cetera

R. Lawrence Roth, age 56, was appointed as chief executive officer of Cetera in May 2014, and he will assume overall executive responsibility of our independent retail advice platform. He has served as chief executive officer of Realty Capital Securities, our wholesale broker-dealer subsidiary, since September 2013. Prior to joining Realty Capital Securities, Mr. Roth served as president and chief executive officer of Advisor Group, Inc., or Advisor Group, from January 2006 until September 2013. Advisor Group is one of the largest networks of independent broker-dealers in the United States. In his position with Advisor Group, Mr. Roth was responsible for the management of more than 700 employees, who served the needs of over 6,000 total licensed advisors affiliated with FSC Securities Corporation, Royal Alliance Associates, SagePoint Financial and Woodbury Financial Services. Prior to joining Advisor Group, Mr. Roth served as managing director for Berkshire Capital Corp., from 2001 until January 2006. Mr. Roth currently serves as chairman of the board of directors of The Insured Retirement Institute and as chairman of the board of directors for the Financial Services Institute. Mr. Roth has over 30 years of experience in the financial services industry with experience in securities, investment banking, brokerage and management. Mr. Roth received his bachelor’s degree from Michigan State University and his juris doctor from the University of Detroit School of Law. Mr. Roth holds FINRA Series 7, 24 and 63 licenses.

Board Composition

Our business is managed by RCS Capital Management, subject to the supervision and oversight of our board of directors. Our board of directors includes four independent directors and has a fiduciary responsibility to all our stockholders to set policy and oversee our company. Our Board of Directors is comprised of the following nine directors: Messrs. Schorsch, Kahane, Weil, Budko, Block, Auerbach, Brown, McMillen and Wood. We have determined that Messrs. Auerbach, McMillen, Brown, and Wood are independent directors within the meaning of the applicable rules of the SEC and NYSE, and that Mr. Auerbach is an audit committee financial expert within the meaning of the applicable rules of the SEC and possesses financial sophistication as defined under the rules of NYSE. Our amended and restated certificate of incorporation provides that our Board of Directors will consist of no fewer than three nor more than ten persons. The exact number of members on our Board of Directors is determined from time to time by resolution of a majority of our full Board of Directors.

Controlled Company

Because RCAP Holdings controls a majority of our outstanding voting power, we are a “controlled company” under the corporate governance rules of NYSE. Therefore, we are not required to have a majority of our board of directors be independent, nor are we required to have a compensation committee or an independent nominating function. In light of our status as a controlled company, our board of directors has determined not to have an independent nominating function and to have the full board of directors be directly responsible for compensation matters and for nominating members of our board. Additionally, so long as the outstanding shares of our Class B common stock represent a majority of the combined voting power of our common stock, RCAP Holdings will be able to effectively control all matters submitted to our stockholders for a vote, as well as the overall management and direction of our company. In addition, RCAP Holdings has the ability to take stockholder action without the vote of any other stockholder.

Executive Committee

On September 30, 2013, we established an Executive Committee of our Board of Directors. The Executive Committee has and may exercise all the powers and authority of our Board of Directors in the management of the business and affairs of our company, except to the extent limited by law, by the rules of the NYSE or by our certificate of incorporation or by-laws, in each case as in effect from time to time.

Messrs. Schorsch, Kahane, Weil, Budko and Block currently serve on the Executive Committee.

Audit Committee

Our Audit Committee assists our board of directors in its oversight of our internal audit function, the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence and the performance of our independent registered public accounting firm.

Our Audit Committee’s responsibilities include, among others:

•	reviewing the audit plans and findings of our independent registered public accounting firm and our internal audit and risk review staff, as well as the results of regulatory examinations, and tracking management’s corrective action plans where necessary;
•	reviewing our financial statements, including any significant financial items and/or changes in accounting policies, with our senior management and independent registered public accounting firm;
•	reviewing our financial risk and control procedures, compliance programs and significant tax, legal and regulatory matters; and
•	appointing annually our independent registered public accounting firm, evaluating its independence and performance, determining its compensation and setting clear hiring policies for employees or former employees of the independent registered public accounting firm.

Messrs. Auerbach, McMillen and Wood currently serve on the Audit Committee and Mr. Auerbach serves as its chair. Messrs. Auerbach, McMillen and Wood are independent under Rule 10A-3 under the Exchange Act.

Independent Director Compensation

Independent directors are directors who are not our employees or employees of RCAP Holdings. Each independent director receives the following compensation for service on our board of directors and, if applicable, our Audit Committee:

•	an annual cash retainer fee of $42,500;
•	an annual equity grant of shares of restricted stock with a fixed dollar amount of $42,500 (which vests ratably over a three-year period);
•	meeting fees of $1,500 for each meeting attended in person and $500 for each electronic vote or telephonic meeting (if there is a meeting of the board and one or more committee meetings in a single day, their fees are limited to $2,000 per day);
•	conference/seminar fees of $2,500 per half day (up to four hours) or $5,000 per full day (more than four hours); and
•	an additional cash retainer fee of $12,000 for the lead independent director (who may elect to receive up to 100% in the restricted stock, which would vest over a three-year period).

Retainers were paid upon the closing of our initial public offering and will be paid immediately following each regularly scheduled annual stockholder meeting. If a director joins the board of directors at any time other than the annual stockholder meeting, the retainers will be prorated and paid at the time of such director joining the board of directors. The directors have the right to elect to receive a portion of their annual cash retainer in stock prior to the year of service in accordance with restrictions as may be required by law.

All directors are reimbursed for reasonable expenses incurred in attending board of directors, committee and stockholder meetings, including those for travel, meals and lodging. We may consider also paying per-meeting fees.

The following table sets forth information regarding compensation of our directors for the fiscal year ended December 31, 2013:

Name	Fees Paid in Cash(1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Changes in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total Compensation
Nicholas S. Schorsch(2)	$—	$—	$—	$—	$—	$—	$—
Edward M. Weil, Jr.(2)	—	—	—	—	—	—	—
William M. Kahane(2)	—	—	—	—	—	—	—
Peter M. Budko(2)	—	—	—	—	—	—	—

Name	Fees Paid in Cash(1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Changes in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total Compensation
Brian S. Block(2)	—	—	—	—	—	—	—
Mark Auerbach	35,000						35,000
Jeffrey J. Brown(3)	—	—	—	—	—	—	—
C. Thomas McMillen	30,000	—	—	—	—	—	30,000
Howell D. Wood(4)	30,000	—	—	—	—	—	30,000

(1)	We commenced payment of cash fees to our independent directors upon the closing of our initial public offering on June 10, 2013.
(2)	Messrs. Schorsch, Weil, Kahane, Budko and Block are not independent directors. Only independent directors receive compensation for service on our board of directors.
(3)	Mr. Brown was appointed as an independent director effective February 10, 2014.
(4)	Mr. Wood was appointed as an independent director effective December 11, 2013.

Executive Compensation

The services agreement provides that RCS Capital Management will provide us (but not our operating subsidiaries or RCS Holdings) with a management team, including a chief executive officer and president or similar positions. As of December 31, 2013, all of our executive officers, other than Brian D. Jones, who was appointed as our chief financial officer in December 2013, were employed by RCS Capital Management. Except as set forth below, none of our executive officers who are employed by RCS Capital Management receives any fees or compensation from us. Instead, we pay RCS Capital Management the quarterly and incentive fees described in “— Services Agreement” and the performance-based awards described in “— 2013 Manager Multi-Year Outperformance Agreement.” In addition, certain of our named executive officers own shares of our Class A Common Stock and therefore will benefit from any appreciation in the market value of the shares.

During the period from our commencement of our operations following the issuance to us of Class A Units in Realty Capital Securities, RCS Advisory and ANST in connection with our initial public offering on June 10, 2013 to December 31, 2013, we have incurred expenses of approximately $6.3 million to RCS Capital Management under the services agreement on account of the quarterly fee and the incentive fee. During the same period, no performance-based awards described in “— 2013 Manager Multi-Year Outperformance Agreement” were earned or vested.

In their capacities as executive officers, each executive officer devotes such portion of his time to our affairs as is necessary to enable us to operate our business.

Edward M. Weil, Jr., our president, secretary and treasurer, and Mr. Jones received compensation from Realty Capital Securities and RCS Advisory, respectively, during the period from our commencement of our operations following the issuance to us of Class A Units in Realty Capital Securities, RCS Advisory and ANST in connection with our initial public offering on June 10, 2013 to December 31, 2013.

Mr. Weil earned $989,458 in the form of a stated commission rate calculated as a fixed percentage of sales of all products distributed by our operating subsidiary, Realty Capital Securities, for the period from our commencement of our operations following the issuance to us of Class A Units in Realty Capital Securities, RCS Advisory and ANST in connection with our initial public offering on June 10, 2013 to December 31, 2013. This arrangement was in effect prior to our initial public offering.

In addition to serving as our chief financial officer, Mr. Jones is employed by RCS Advisory as the head of our investment banking division for which he receives a base salary. Mr. Jones receives no compensation from us for serving as chief financial officer.

Summary Compensation Table

Name and principal position	Year	Salary ($)		All other compensation ($)		Total ($)
William M. Kahane; Chief Executive Officer	2013	—		—		—
Edward M. Weil, Jr.; President, Treasurer and Secretary	2013	—		989,458	(1)	989,458
Brian D. Jones; Chief Financial Officer and Assistant Secretary	2013	176,042	(2)	—		176,042

(1)	Reflects the amount of a commission calculated as a fixed percentage of sales of all products distributed by our operating subsidiary, Realty Capital Securities, for the period from our commencement of our operations on June 10, 2013 to December 31, 2013. This arrangement was in effect prior to our initial public offering.
(2)	Represents base salary paid to Mr. Jones by RCS Advisory in his capacity as head of our investment banking division for the period from our commencement of our operations on June 10, 2013 to December 31, 2013. Mr. Jones was appointed as our chief financial officer in December 2013.

Services Agreement

We, together with Realty Capital Securities, RCS Advisory and ANST, entered into a services agreement with RCS Capital Management, as amended, effective upon the closing of our initial public offering. The services agreement was originally a management agreement. On February 11, 2014, the services agreement was amended and restated to, among other things, add RCS Holdings as a party thereto in lieu of our operating subsidiaries. References in this prospectus to the services agreement mean the services agreement as so amended. Pursuant to the services agreement, RCS Capital Management provides strategic planning and consulting services to assist us, RCS Holdings, and our operating subsidiaries, in implementing our business strategy, as well as the business strategy of RCS Holdings and our operating subsidiaries, subject to oversight, directly or indirectly, by our board of directors. Such services may include advice concerning the performance of administrative functions, executive and administrative personnel, office space and office services, monitoring operating performance and assisting with tax filings and claims handling; provided, however, that RCS Capital Management may not provide any services for which registration as a broker-dealer, investment adviser or investment company would be required. RCS Capital Management has also agreed to provide us (but not RCS Holdings or our operating subsidiaries) with a management team, including a chief executive officer and president or similar positions, along with appropriate support personnel, who shall devote such of their time to us as necessary and appropriate, commensurate with the level of our activity from time to time. RCS Capital Management is at all times subject to the supervision and oversight of our board of directors.

The initial term of the services agreement expires on June 10, 2033. The services agreement will be deemed renewed automatically for successive five-year periods following the initial term. During the initial term, we, together with RCS Holdings, may terminate the services agreement only for cause. Cause is defined in the services agreement as:

•	RCS Capital Management’s continued breach of any material provision of the services agreement following a period of 30 days after written notice thereof (or 45 days after written notice of such breach if RCS Capital Management has taken steps to cure such breach within 30 days of the written notice);
•	the occurrence of certain events with respect to the bankruptcy or insolvency of RCS Capital Management, including an order for relief in an involuntary bankruptcy case or RCS Capital Management authorizing or filing a voluntary bankruptcy petition;
•	any change of control of RCS Capital Management which a majority of our independent directors determines is materially detrimental to us and our operating subsidiaries;
•	RCS Capital Management’s bad faith, willful misconduct or gross negligence; provided, however, that if such bad faith, willful misconduct or gross negligence is caused by an employee of RCS

Capital Management or one of its affiliates and RCS Capital Management takes all necessary and appropriate action against such person and cures the damage caused by such actions within 30 days of RCS Capital Management’s knowledge of its commission, the services agreement shall not be terminable; or
•	the dissolution of RCS Capital Management.

Effective at the expiry of the initial 20-year term or any subsequent five-year renewal term, we, together with RCS Holdings, may terminate the services agreement “without cause” upon the affirmative vote of at least two-thirds of our independent directors based upon: (1) RCS Capital Management’s unsatisfactory performance that is materially detrimental to us, or (2) our determination that the quarterly fees, incentive fees or performance-based awards payable to RCS Capital Management are not fair, subject to RCS Capital Management’s right to prevent termination based on unfair fees or awards by accepting a reduction of quarterly fees, incentive fees or awards agreed to by at least two-thirds of our independent directors. We will provide RCS Capital Management with 180 days’ prior notice of such a termination. RCS Capital Management may also decline to renew the services agreement at will by providing us with 180 days’ written notice.

We, together with RCS Holdings, pay RCS Capital Management (i) a quarterly fee in an aggregate amount equal to 10% of our GAAP pre-tax income (if such amount is a positive number), calculated and payable quarterly in arrears, subject to our GAAP pre-tax income being positive for the current and three preceding calendar quarters; and (ii) an incentive fee that is based on our earnings and our stock price, as further described under “RCS Capital Management and American Realty Capital — Services Agreement.”

2013 Manager Multi-Year Outperformance Agreement

We entered into the OPP with RCS Capital Management in connection with our initial public offering, and it was amended and restated in connection with the Exchange Transactions. The OPP provided for a performance-based bonus award to RCS Capital Management intended to further align RCS Capital Management’s interests with those of our company and its stockholders.

Under the OPP, RCS Capital Management was issued LTIP Units with a maximum award value equal to approximately 5% of our initial market capitalization, which we refer to as the OPP Cap. LTIP Units originally represented units of equity ownership in each of Realty Capital Securities, RCS Advisory and ANST and were structured as profits interests therein. In connection with the Exchange Transactions, RCS Capital Management contributed all of its LTIP Units to RCS Holdings in exchange for 1,325,000 LTIP Units in RCS Holdings that are structured as profits interests in RCS Holdings. Subject to the OPP Cap, RCS Capital Management was eligible to earn a number of LTIP Units under the OPP determined based on our achievement of total return to stockholders, which we refer to as Total Return, and which includes both share price appreciation and common stock dividends, as measured against a peer group of companies for the three-year performance period that commenced on June 4, 2013, which date we refer to as the Commencement Date and which period we refer to as the Three-Year Period, with valuation dates on which a portion of the LTIP Units up to a specified amount of the OPP Cap could be earned on the last day of each 12-month period during the Three-Year Period and the initial 24-month period of the Three-Year Period.

During the year ended December 31, 2013, no LTIP Units were earned or vested.

In connection with the closing of the Cetera Acquisition and the acquisition by Luxor of an interest in RCS Capital Management, we, RCS Holdings and RCS Capital Management agreed to amend the OPP to provide that the first valuation date would be April 28, 2014 and that any LTIP Units not earned as of such date would be forfeited without payment of any compensation. The board determined that as of such valuation date 310,947 LTIP Units were earned, referred to as the Earned LTIP Units, and 1,014,053 LTIP Units were forfeited. No additional LTIP Units may be earned under the OPP.

In connection with the amendment of the OPP, we also entered into an agreement with RCS Capital Management and the members of RCS Capital Management pursuant to which immediately prior to the acquisition by Luxor of an interest in RCS Capital Management, RCS Capital Management distributed all of the Earned LTIP Units to its members pro rata in accordance with their respective percentage interests in RCS Capital Management as of immediately prior to the acquisition by Luxor of an interest in RCS Capital

Management, each of whom then became a member of RCS Holdings as well as a party to the Limited Liability Company Agreement of RCS Holdings. Following such distribution RCS Capital Management ceased to be a member of RCS Holdings. We may grant new LTIP Units to RCS Capital Management in the future.

Subject to RCS Capital Management’s continued service through each vesting date, one-third of any Earned LTIP Units will vest on each of the third, fourth and fifth anniversaries of the Commencement Date. Until such time as the LTIP Units were fully earned in accordance with the provisions of the OPP, the LTIP Units were entitled to distributions equal to 10% of the distributions on the Class A Units of RCS Holdings. The Earned LTIP Units were entitled to a catch-up distribution equal to approximately $660,000 as a result of being earned and are entitled to their proportionate share (currently less than 2%) of all distributions made on outstanding units of RCS Holdings from and after April 28, 2014. At the time RCS Capital Management’s capital account with respect to the Earned LTIP Units is economically equivalent to the average capital account balance of the Class A Units and the Class C Units of RCS Holdings, and have been vested for 30 days, the Earned LTIP Units will automatically convert into Class C Units of RCS Holdings on a one-to-one basis.

The OPP provides for early calculation of the Earned LTIP Units and for their accelerated vesting in the event RCS Capital Management is terminated or in the event we incur a change in control, in either case prior to the end of the Three-Year Period. The OPP also provides for accelerated vesting of the Earned LTIP Units in the event RCS Capital Management is terminated or in the event of a change in our control on or following the end of the Three-Year Period.

Equity Plan

The RCS Capital Corporation Equity Plan, or the equity plan, provides for the grant of stock options, stock appreciation rights, restricted shares of Class A Common Stock, restricted stock units, dividend equivalent rights and other stock-based awards (which may include grants of shares of Class A Common Stock in payment of the amounts due under a plan or arrangement sponsored or maintained by us or an affiliate, including the OPP) to individuals who are, as of the date of grant, non-executive directors, officers and other employees of our company or our affiliates, to certain advisors or consultants of our company or any of our affiliates who are providing services to us or the affiliate, or, subject the services agreement remaining in effect on the date of grant, to RCS Capital Management and individuals who are, as of the date of grant, are employees, officers or directors of RCS Capital Management or one of its affiliates. The maximum number of shares of Class A Common Stock that may be granted pursuant to awards under the equity plan is a number of shares of Class A Common Stock equal to the greater of (x) 250,000 shares and (y) 10% of the total number of issued and outstanding shares of Class A Common Stock (on a fully diluted basis) at any time following such increase (subject to the registration of the increased number of available shares). As of December 31, 2013, no awards had been made under the equity plan. Following the Exchange Transactions and the filing of a registration statement on Form S-8 with respect to the equity plan on February 19, 2014, 2,649,999 shares of Class A Common Stock may be granted pursuant to awards under the equity plan. If any vested awards under the equity plan are paid or otherwise settled without the issuance of shares of Class A Common Stock, or any shares of common stock are surrendered to or withheld by us as payment of the exercise price of an award and/or withholding taxes in respect of an award, the shares that were subject to such award will not be available for re-issuance under the equity plan. If any awards under the equity plan are cancelled, forfeited or otherwise terminated without the issuance of shares of Class A Common Stock (except as described in the immediately preceding sentence), the shares that were subject to such award will be available for re-issuance under the equity plan. Shares of Class A Common Stock issued under the equity plan may be authorized but unissued shares or shares that have been reacquired by us. If our board of directors determines that any dividend or other distribution (whether in the form of cash, shares of Class A Common Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Class A Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the equity plan, then our board of directors will make equitable changes or adjustments to any or all of: (i) the number and kind of shares of Class A Common Stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of Class A Common Stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, base price or purchase price relating to any award and (iv) the performance goals, if any, applicable to outstanding awards. In addition, our board of directors may determine that any such equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of Class A Common Stock). Awards under the equity plan are intended to either be exempt from, or comply with, Section 409A of the Code.

Unless otherwise determined by our board of directors and set forth in an individual award agreement, upon termination of an award recipient’s services to us, any then unvested awards will be cancelled and forfeited without consideration. Upon a change in control of us (as defined under the equity plan), any award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the award will be deemed to be fully achieved; provided, that with respect to an award that is subject to Section 409A of the Code, a change in control of us must constitute a “change of control” within the meaning of Section 409A of the Code.

If a participant in the equity plan is subject to an excise tax on “parachute payments” under Section 280G of the Code as the result of any payments or benefits received by the participant in connection with a change in control of us (as defined under the equity plan), we will provide the participant with a gross-up payment, except that such gross-up payment will not be payable if the amount of the parachute payment exceeds the Section 280G threshold by 10% or less, in which case the amounts and benefits payable or to be provided to the participant will be subject to reduction to the extent necessary to avoid the excise tax if the participant would benefit from such reduction as opposed to paying the excise tax.

2014 Stock Purchase Program

We have adopted the 2014 Stock Purchase Program, or the Program, which has not yet become effective. Under the Program, select employees, financial advisors and executive officers, whom we refer to as eligible individuals, of our company and its affiliates and of subsidiaries that will be part of our independent retail advice platform will have the opportunity to elect to purchase shares of Class A Common Stock and will automatically be granted one warrant to purchase one share of Class A Common Stock for each three shares purchased. These elections may be made with respect to a purchase date under the stock purchase program, which will be June 30, September 30, and December 31 of 2014. Notwithstanding any election, all purchases are subject to the participant’s continued service through the applicable purchase date.

The aggregate number of shares of Class A Common Stock available under the Program, which are shares that may be purchased or become subject to warrants granted under the stock purchase program, may not exceed 4,000,000 shares. This number of shares available will be reduced by the total number of shares sold pursuant to the Program and the total number of warrants granted under the Program, except that any shares sold pursuant to the Program and repurchased by us, or any warrant terminated, cancelled or forfeited for any reason on or prior to December 31, 2014, will again be available for all purposes under the Program. The number of shares available under the Program may be adjusted to reflect certain changes in our capital structure or business by reason of certain corporate transactions or events.

The aggregate dollar value of shares of Class A Common Stock purchased by any eligible individual electing to purchase shares of Class A Common Stock under the Program must be no less than:

•	$5,000 for employees (other than a Realty Capital Securities Wholesaler (as defined below)) or any “non-producing advisor” (generally, a financial advisor whose annualized gross dealer concessions are less than $50,000 for the six-month period immediately preceding a purchase date); and
•	$30,000 for any “producing advisor” (generally, a financial advisor whose annualized gross dealer concessions are at least $50,000 for the six-month period immediately preceding a purchase date), Realty Capital Securities Wholesaler or executive officer of our company or any of its affiliates.

“Realty Capital Securities Wholesalers” are registered representatives or registered principals employed by Realty Capital Securities and engaged in the wholesale broker-dealer business.

The number of shares of Class A Common Stock purchased by a participant on a purchase date, which must be a multiple of three, is determined based on the closing price for our Class A Common Stock on the purchase date and the dollar value of Class A Common Stock the participant elected to purchase with respect to such purchase date.

The exercise price of any warrants granted under the Program will be the closing price of our Class A Common Stock on the date of grant. Warrants will generally vest and become exercisable on the third anniversary of the date of grant subject to the participant’s continuous service through the vesting date. All unvested warrants held by a participant will expire and terminate immediately upon the participant’s termination of service. All warrants held by a participant, vested or unvested, will expire and terminate immediately upon the participant’s termination of service for cause.

If a participant’s service is terminated prior to December 31, 2014 for any reason other than for cause (as defined in the Program), the participant may retain all shares purchased under the Program prior to the date of termination without regard to the minimum purchase requirements.

If a participant fails to satisfy the minimum purchase requirement as of December 31, 2014 (through a failure to pay on the purchase date or otherwise) or if a participant’s service is terminated prior to December 31, 2014 for cause, we may, by no later than January 31, 2015, (i) require the participant to sell any shares of Class A Common Stock acquired under the Program back to us at a price per share equal to the lesser of the closing price on the date of repurchase and the closing price on the date of the participant’s initial acquisition, and (ii) cancel any warrants granted for no consideration.

In the event of the consummation of a change in control (as defined in the stock purchase program) prior to December 31, 2014, the date immediately prior to the date of the consummation of such change in control will be deemed the final purchase date under the Program.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Class A Common Stock and Class B Common Stock for:

•	each person who is known by us to beneficially own more than 5% of any class of our outstanding shares;
•	each of our named executive officers;
•	each of our directors; and
•	all our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Any securities not outstanding which are subject to such rights to acquire are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

Under a securities purchase agreement dated as of April 29, 2014, among our company, Luxor Capital Partners, LP, Luxor Capital Partners Offshore Master Fund, LP, Luxor Spectrum Offshore Master Fund, LP, Luxor Wavefront, LP and OC 19 Master Fund, L.P.-LCG, which we refer to collectively as the Luxor affiliates, the Luxor affiliates purchased $270.0 million (aggregate liquidation preference) of Convertible Preferred Stock and $120.0 million (face amount) Convertible Notes and agreed to purchase up to $50.0 million in shares of Luxor Common Stock. The securities purchase agreement further provides that in no event will the Luxor affiliates be allowed to accept an aggregate number of shares of our Class A Common Stock purchased as the Luxor Common Stock and upon conversion of the Convertible Preferred Stock and Convertible Notes that collectively exceeds 9.9% of the number of shares of our Class A Common Stock outstanding on April 28, 2014 (as appropriately adjusted for stock splits, stock dividends, combinations, recapitalizations and the like). There is a similar provision in the Put/Call Agreement in connection with the Luxor Put, which may be exercised in the form of shares of our Class A Common Stock. Notwithstanding the percentage in the table, due to these provisions, Luxor and its affiliates do not beneficially own more than 9.9% of our Class A Common Stock. As of April 28, 2014, there were 28,317,237 shares of our Class A Common Stock outstanding, and the Luxor affiliates did not own any Class A Common Stock or any other securities issued by us. We and the Luxor affiliates have also agreed that this provision can be waived by the Luxor affiliates on 65 days’ notice to us.

Beneficial Owner(1)	No. of Shares of Class A Common Stock Beneficially Owned		% of Class A Common Stock	No. of Shares of Class B Common Stock Beneficially Owned		% of Combined Voting Power
Nicholas S. Schorsch	24,071,499	(7)	83.75%	1	(8)	91.88%
William M. Kahane	24,051,499	(8)	83.68%	1	(8)	91.84%
RCAP Holdings, LLC	12,851,999		44.71%	1		72.36%
RCAP Equity, LLC	11,200,000		38.97%	—		19.48%
Luxor Capital Partners, LP(2)	7,766,172		21.36%	—		10.68%
Luxor Capital Partners Offshore Master Fund, LP(3)	8,951,869		23.86%	—		11.93%
Luxor Capital Group, LP(4)	21,040,295		42.59%	—		21.30%
Luxor Wavefront, LP(5)	1,884,723		6.16%	—		3.08%
LCG Holdings, LLC(6)	20,260,018		41.66%	—		20.83%
Edward M. Weil, Jr.	1,000		*	—		*
Peter M. Budko	—		—	—		*

Brian S. Block	—		—	—		*
Brian D. Jones	112,671	(9)	*	—		*
Brian L. Nygaard	—		—	—		—
Mark Auerbach	11,833		*	—		*
Jeffrey J. Brown	6,473		*	—		*
C. Thomas McMillen	11,429		*	—		*
Howell D. Wood	11,429		*	—		*
Directors and executive officers as a group (12 persons)	24,226,334	(10)	84.29%	1	(8)	92.15%

*	Less than 1%
(1)	Except as otherwise indicated, the business address of each individual or entity listed in the table is c/o RCS Capital Corporation, 405 Park Avenue, 15th Floor, New York, NY 10022.
(2)	The business address of Luxor Capital Partners, LP is c/o Luxor Capital Group, LP, 1114 Avenue of the Americas, 29th Floor, New York NY 10036. Luxor Capital Partners, LP directly owns 150,811 shares of our Class A Common Stock. Also consists of 5,402,931 shares of Convertible Preferred Stock, which are convertible into 4,912,240 shares of our Class A Common Stock, $44,232,000 aggregate principal amount of Convertible Notes, which are convertible into 2,088,385 shares of our Class A Common Stock and 614,735 shares of our Class A Common Stock issuable upon exercise of the Luxor Put. Luxor Capital Group LP will purchase 910,123 shares of our Class A Common Stock in the Concurrent Private Offering. All of these securities are, or will be, held directly by Luxor Capital Group LP (“Luxor Capital”). Luxor Capital, as the investment manager of Luxor Capital Partners, LP has voting and investment discretion over securities held by Luxor Capital Partners, LP. Christian Leone, in his capacity as Manager of Luxor Management, LLC, the general partner of Luxor Capital, makes voting and investment decisions on behalf of Luxor Capital in its capacity as investment manager to Luxor Capital Partners, LP. Information regarding shares of Class A Common Stock beneficially owned based on Schedule 13D/A filed with the SEC on June 2, 2014. Each of the reporting persons disclaims beneficial ownership of such shares, except to the extent of their proportionate pecuniary interest therein, if any.
(3)	The business address of Luxor Capital Partners Offshore Master Fund, LP, is c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands. Luxor Capital Partners Offshore Master Fund, LP directly owns 168,744 shares of our Class A Common Stock. Also consists of 6,778,644 shares of Convertible Preferred Stock, which are convertible into 6,163,012 shares of our Class A Common Stock, and $55,494,000 aggregate principal amount of Convertible Notes, which are convertible into 2,620,113 shares of our Class A Common Stock. Luxor Capital Partners Offshore Master Fund, LP will purchase 1,141,862 shares of our Class A Common Stock in the Concurrent Private Offering. All of these securities are, or will be, held directly by Luxor Capital Partners Offshore Master Fund, LP. Luxor Capital as the investment manager of Luxor Capital Partners Offshore Master Fund, LP has voting and investment discretion over securities held by Luxor Capital Partners Offshore Master Fund, LP. Christian Leone, in his capacity as Manager of Luxor Management, LLC, the general partner of Luxor Capital, makes voting and investment decisions on behalf of Luxor Capital in its capacity as investment manager to Luxor Capital Partners Offshore Master Fund, LP. Luxor Capital Partners Offshore, Ltd., as the owner of a controlling interest in the Luxor Capital Partners Offshore Master Fund, LP, may be deemed to beneficially own the 8,783,125 shares of our Class A Common Stock beneficially owned by Luxor Capital Partners Offshore Master Fund, LP. Information regarding shares of Class A Common Stock beneficially owned based on Schedule 13D/A filed with the SEC on June 2, 2014. Each of the reporting persons disclaims beneficial ownership of such shares, except to the extent of their proportionate pecuniary interest therein, if any.
(4)	The business address of Luxor Capital Group, LP, is 1114 Avenue of The Americas, 29th Floor, New York, NY 10036. Luxor Capital Group, or Luxor capital, is the investment manager of Luxor Capital Partners, LP, Luxor Wavefront, LP, Luxor Capital Partners Offshore Master Fund, LP, Luxor capital

Partners Offshore, Ltd., Luxor Spectrum Offshore Master Fund, LP, Luxor Spectrum Offshore, Ltd., which we refer to collectively as the Luxor Funds, and a separately managed account. Accordingly, Luxor Capital may be deemed to beneficially own the shares of Class A Common Stock beneficially owned by the Luxor Funds and the shares of Class A Common Stock beneficially owned by the separately managed account, including (i) 372,187 and 13,333 shares of our Class A Common Stock held directly by the Luxor Funds and the separately managed account, respectively, (ii) 5,455,382 and 494,756 shares of our Class A Common Stock issuable to the Luxor Funds and the separately managed account, respectively, on conversion of the Convertible Preferred Stock, (iii) 2,088,385 and 210,340 shares of our Class A Common Stock which are issuable to the Luxor Funds and the separately managed account, respectively, on conversion of the Convertible Notes. Luxor Capital has the authority to act on behalf of all affiliates of Luxor with respect to the Put/Call Agreement. Accordingly, Luxor Capital may be deemed to beneficially own the 1,667,667 shares of our Class A Common Stock issuable upon exercise of the Luxor Put. In addition, Luxor Capital may be deemed to beneficially own 2,469,136 shares of our Class A Common Stock to be purchased in the Concurrent Private Offering. All of these securities may also be deemed to be owned by Luxor Management, LLC, as the general partner of Luxor Capital and Christian Leone, in his capacity as Management, LLC, as the general partner of Luxor Capital. Information regarding shares of Class A Common Stock beneficially owned based on Schedule 13D/A filed with the SEC on June 2, 2014. Each of the reporting persons disclaims beneficial ownership of such shares, except to the extent of their proportionate pecuniary interest therein, if any.
(5)	The business address of Luxor Wavefront, LP, is c/o Luxor Capital Group, LP, 1114 Avenue of the Americas, 29th Floor, New York NY 10036. Luxor Wavefront, LP directly owns 40,178 shares of our Class A Common Stock. Also consists of 1,427,748 shares of Convertible Preferred Stock, which are convertible into 1,298,081 shares of our Class A Common Stock, and $11,688,000 aggregate principal amount of Convertible Notes, which are convertible into 551,841 shares of our Class A Common Stock. Luxor Wavefront, LP will purchase 240,504 shares of our Class A Common Stock in the Concurrent Private Offering. All of these securities are, or will be, held directly by Luxor Wavefront, LP. Luxor Capital as the investment manager of Luxor Wavefront, LP has voting and investment discretion over securities held by Luxor Wavefront, LP. Christian Leone, in his capacity as Manager of Luxor Management, LLC, the general partner of Luxor Capital, makes voting and investment decisions on behalf of Luxor Capital in its capacity as investment manager to Luxor Wavefront, LP. controlling this fund. Information regarding shares of Class A Common Stock beneficially owned based on Schedule 13D/A filed with the SEC on June 2, 2014. Each of the reporting persons disclaims beneficial ownership of such shares, except to the extent of their proportionate pecuniary interest therein, if any.
(6)	The business address of LCG Holdings, LLC is 1114 Avenue of the Americas, 29th Floor, New York NY 10036. LCG Holdings is the general partner of the Luxor Capital Partners, LP, Luxor Wavefront, LP, Luxor Capital Partners Offshore Master Fund, LP, and Luxor Spectrum Offshore Master Fund, LP. Accordingly, LCG Holdings, LLC may be deemed to have beneficially owned the 20,260,018 shares of our Class A Common Stock beneficially owned in the aggregate by the these entities, including 372,187 shares of our Class A common stock held directly, 12,831,996 shares of our Class A Common Stock issuable upon the conversion of Convertible Preferred Stock, 5,455,382 shares of our Class A Common Stock issuable upon the conversion of the Convertible Notes and 1,605,822 shares of our Class A Common Stock issuable upon exercise of the Luxor Put. In addition, LCG Holdings, LLC may be deemed to beneficially own 2,377,469 shares of our Class A Common Stock to be purchased in the Concurrent Private Offering. Information regarding shares of Class A Common Stock beneficially owned based on Schedule 13D/A filed with the SEC on June 2, 2014. Each of the reporting persons disclaims beneficial owership of such shares, except to the extent of their proportionate pecuniary interest therein, if any.
(7)	20,000 shares are held directly by Nicholas S. Schorsch. 12,851,499 shares are held by RCAP Holdings, LLC, which holds the sole outstanding share of Class B Common Stock 11,200,000 shares are held by RCAP Equity, LLC. On April 29, 2014, RCAP Holdings, LLC pledged substantially all of its assets, including 12,451,999 shares of Class A Common Stock and the sole outstanding share of RCAP Class B Common Stock, to secure Bank Facilities entered into in connection with the acquisition of Cetera. An event of a default under the Bank Facilities and operation of the pledge with respect to the sole outstanding share of Class B Common Stock could give rise to a change in control of our company. The shares of Class A Common Stock held by RCAP Equity, LLC are pledged pursuant to a separate arrangement, but operation of that pledge would not give rise to a change in control of our company. The reporting person directly or indirectly controls RCAP Holdings, LLC and RCAP Equity, LLC and may be deemed to beneficially own the shares held by RCAP Holdings, LLC and RCAP Equity, LLC. The reporting person disclaims beneficial ownership of the securities reported herein except to the extent of his pecuniary interest therein.
(8)	12,851,499 shares are held by RCAP Holdings, LLC, which holds the sole outstanding share of Class B Common Stock, and 11,200,000 shares are held by RCAP Equity, LLC. On April 29, 2014, RCAP Holdings, LLC pledged substantially all of its assets, including 12,851,499 shares of Class A Common Stock and the sole outstanding share of RCAP of Class B Common Stock, to secure the Bank Facilities. An event of a default under the Bank Facilities and operation of the pledge with respect to the sole outstanding share of Class B Common Stock could give rise to a change in control of our company. The shares of Class A Common Stock held by RCAP Equity, LLC are pledged pursuant to a separate arrangement, but operation of that pledge would not give rise to a change in control of our company. The reporting person directly or indirectly controls RCAP Holdings, LLC and RCAP Equity, LLC and may be deemed to beneficially own the shares held by RCAP Holdings, LLC and RCAP Equity, LLC. The reporting person disclaims beneficial ownership of the securities reported herein except to the extent of his pecuniary interest therein.
(9)	Includes 110,671 restricted shares awarded under our equity plan.
(10)	20,000 shares are held directly by Nicholas S. Schorsch, 1,000 shares are held directly by Edward M. Weil, Jr. and 112,671 shares (including 110,671 restricted shares awarded under our equity plan) are held directly by Brian D. Jones. Of the remaining 24,051,499 shares, 12,851,499 shares are held by RCAP Holdings, LLC and 11,200,000 shares are held by RCAP Equity, LLC. On April 29, 2014, RCAP Holdings, LLC pledged substantially all of its assets, including 12,851,499 shares of Class A Common Stock and the sole outstanding share of RCAP Class B Common Stock, to secure the Bank Facilities. An event of a default under the Bank Facilities and operation of the pledge with respect to the sole outstanding share of Class B Common Stock could give rise to a change in control of our company. The shares of Class A Common Stock held by RCAP Equity, LLC are pledged pursuant to a separate arrangement, but operation of that pledge would not give rise to a change in control of our company. Each of Messrs. Schorsch, and Kahane may be deemed to beneficially own the shares held by RCAP Holdings, LLC and RCAP Equity, LLC and each disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

INTERESTS OF CERTAIN PERSONS IN THE MATTERS ACTED UPON

RCAP Holdings and the members of RCAP Holdings will benefit in connection with the First Allied Contribution. The consideration to be issued to RCAP Holdings for the contribution under the First Allied Contribution Agreement is 11,264,929 shares of our Class A Common Stock. The number of shares to be issued as consideration was determined based on a value of $207.5 million for the equity of First Allied and the VWAP of our Class A Common Stock on January 15, 2014, the day prior to the announcement of the Cetera Acquisition.

The effective cost of RCAP Holdings’ acquisition of First Allied was $177.0 million (consisting of $145.0 million in merger consideration (including the First Allied Notes) paid to the former owners of First Allied and $32.0 million of First Allied Indebtedness outstanding immediately following the merger). The value of the shares of Class A Common Stock to be issued by us as consideration in the First Allied Contribution is $228.1 million, based on the Public Offering Price per share. Accordingly, the effective cost to us for the First Allied Contribution will be $261.5 million (including $33.4 million of First Allied Indebtedness and assuming a closing price for our Class A Common Stock of the Public Offering Price per share on the date of consummation of the contribution), which is $84.5 million more than the effective cost to RCAP Holdings for First Allied in September 2013 under the terms of the Original First Allied Acquisition Agreement. Accordingly, RCAP Holdings (and the members of RCAP Holdings, including Messrs. Schorsch and Kahane) will benefit from the completion of the First Allied Contribution.

Additionally, First Allied had approximately $25.0 million of cash at the time of the determination of the purchase price for the First Allied Contribution by the Board of Directors. The cash of First Allied could increase or decrease prior to the date of closing of the First Allied Contribution, which would have the effect of decreasing or increasing the effective cost of the acquisition to us. RCAP Holdings and First Allied have agreed that First Allied will not make any dividends or other distributions prior to the closing of the First Allied Contribution.

The price and terms of the First Allied Contribution may not be the same as they would be if the transaction had been negotiated at arm’s length with an unaffiliated third party.

The Board or a committee selected by the Board, will select the employees of, the Company or its affiliates and financial advisors, who may elect to participate under the Program. As of June 4, 2014, all of the Company’s executive officers are eligible to be selected to participate in the Program and, accordingly, they may benefit from approval of the Program.

DISSENTER’S RIGHTS OF APPRAISAL

Delaware law does not provide for dissenters’ rights in connection with the Corporate Actions described in this Information Statement.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and registration statements with the SEC. These filings are available to the public via the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of our proxy statement and annual report may be sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to: RCS Capital Corporation, 405 Park Avenue, 14th Floor, New York, NY 10022, (866) 904-2988, Attention: Investor Relations.

If you want to receive separate copies of the proxy statement, information statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website www.rcscapital.com. We will also deliver a separate copy of any of these documents to you upon written or oral request to: RCS Capital Corporation, 405 Park Avenue, 14th Floor, New York, NY 10022, (866) 904-2988, Attention: Investor Relations.

OTHER MATTERS

This Information Statement is dated           , 2014. You should not assume that the information contained in this Information Statement is accurate as of any date other than the date above, unless expressly provided.

By Order of the Board of Directors,

/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
President, Treasurer, Secretary and Director

Index to Financial Statements and Unaudited Pro Forma Information

Page
RCS Capital Corporation Financial Statements	F-2

•

RCS Capital Corporation Unaudited Pro Forma Consolidated Statements of Financial Condition and Operations as of March 31, 2014 and Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2014, and for the Year Ended December 31, 2013

F-2

•

RCS Capital Corporation and Subsidiaries Audited Consolidated Statements of Financial Condition as of December 31, 2013 and December 31, 2012 and Consolidated Statements of Income, Comprehensive Income for the years ended December 31, 2013, 2012, and 2011 and Consolidated Statement of Changes in Stockholders’ Equity for the year ended December 31, 2013 and Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011

F-45

•

RCS Capital Corporation Unaudited Consolidated Statements of Financial Condition as of March 31, 2014 and March 31, 2013 and Consolidated Statements of Income, Comprehensive Income for the Three Months Ended March 31, 2014 and 2013 and Consolidated Statement of Changes in Stockholders’ Equity for the Three Months Ended March 31, 2014 and Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2014 and 2013

F-76
Hatteras Funds Financial Statements	F-107
• Hatteras Funds Audited Combined Financial Statements for the Year Ended December 31, 2013 and 2012	F-107
Hatteras Funds Combined Financial Statements for the Quarterly Period ended March 31, 2014 (Unaudited)	F-113
Summit Financial Services Group, Inc. Financial Statements	F-143
• Summit Financial Services Group, Inc. Audited Consolidated Financial Statements for the Years Ended December 31, 2013 and 2012	F-145
• Summit Financial Services Group, Inc. Unaudited Consolidated Financial Statements as of March 31, 2014 and 2013	F-161
Cetera Financial Holdings, Inc. and Subsidiaries Financial Statements	F-168
• Cetera Financial Holdings, Inc. and Subsidiaries Audited Financial Statements for the Year Ended December 31, 2013 and 2012	F-168

•

Cetera Financial Holdings, Inc. and Subsidiaries Consolidated Financial Statements as of March 31, 2014 (Unaudited) and December 31, 2013 (Audited) and for the Three Months Ended March 31, 2014 and 2013 (Unaudited)

F-197
Tower Square Securities, Inc. Financial Statements	F-222
• Tower Square Securities, Inc. Audited Financial Statements for the Year Ended December 31, 2012	F-222
• Tower Square Securities, Inc. Audited Financial Statements for the Year Ended December 31, 2011	F-236
• Tower Square Securities, Inc. Unaudited Financial Statements for the Eight Months Ended August 30, 2013 and 2012	F-250
Walnut Street Securities, Inc. Financial Statements	F-262
• Walnut Street Securities, Inc. Audited Financial Statements for the Year Ended December 31, 2012	F-262
• Walnut Street Securities, Inc. Audited Financial Statements for the Year Ended December 31, 2011	F-275
• Walnut Street Securities, Inc. Unaudited Financial Statements for the Eight Months Ended August 30, 2013 and 2012	F-289
First Allied Holdings Inc. Financial Statements	F-301
• First Allied Holdings Inc. Audited Consolidated Financial Statements for the Years Ended December 31, 2013 and 2012	F-304
• First Allied Holdings Inc. Unaudited Consolidated Financial Statements as of March 31, 2014, 2014 and December 31, 2013 and for the Three Months Ended March 31, 2014 and 2013	F-323
Legend Group Holdings, LLC Financial Statements	F-341
• Legend Group Holdings, LLC Audited Financial Statements December 31, 2012	F-341

RCS Capital Corporation

Unaudited Pro Forma Consolidated Statement of Financial Condition as of March 31, 2014 and Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2014 and for the Year Ended December 31, 2013

The unaudited Pro Forma Consolidated Statement of Financial Condition and the unaudited Pro Forma Consolidated Statement of Operations have been prepared through the application of Pro Forma adjustments to the historical Statement of Financial Condition and Statement of Operations of RCS Capital Corporation (the “Company” or “RCAP”) reflecting the recent acquisition and the related financing of Cetera Financial Holdings, Inc. together with its consolidated subsidiaries (“Cetera”) which closed on April 29, 2014 and the pending acquisitions and the related financing of the following entities: (i) substantially all of the assets related to the business and operations of Hatteras Investment Partners LLC, Hatteras Investment Management LLC, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC, and Hatteras Capital Investment Partners, LLC together with their respective consolidated subsidiaries (“Hatteras”); (ii) Investors Capital Holdings, Ltd. together with its consolidated subsidiaries (“ICH”); (iii) Summit Financial Services Group, Inc. together with its consolidated subsidiaries (“Summit”); (iv) JP Turner & Company, LLC and JP Turner & Company Capital Management, LLC (collectively; “JP Turner”); (v) First Allied Holdings Inc. together with its consolidated subsidiaries; and (iv) Validus/Strategic Capital Partners, LLC. (“Strategic Capital” and, together with Hatteras, ICH, Summit, JP Turner and First Allied, the “Target Companies”). The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013 also include pro forma adjustments to reflect the exchange by RCAP Holdings, LLC, (“RCAP Holdings”) of all but one of the Class B units owned by it in the Company’s operating subsidiaries for 23,999,999 shares of the Company’s Class A common stock par value $0.001 per share (the “Class A common stock”). The unaudited Pro Forma Consolidated Statement of Financial Condition and the unaudited Pro Forma Consolidated Statement of Operations also reflect adjustments for the net proceeds from the public offering of 19,000,000 shares of Class A common stock at $20.25 per share (the “public offering price”) pursuant to a Registration Statement on Form S-1 (File No. 333-193925) declared effective by the SEC on June 4, 2014 (the “public offering”) and a concurrent private offering of 2,469,136 shares at the public offering price per share (the “concurrent private offering”) to Luxor Capital Group, LP. The unaudited Pro Forma Consolidated Statement of Financial Condition as of March 31, 2014 and the Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2014 do not include pro forma adjustments for the exchange because it is already reflected in the historical amounts of the Company.

The pending acquisitions are expected to close during the year ending December 31, 2014. However, as of the date of this filing, the consummation of the pending acquisitions has not yet occurred and although the Company believes that the completion of each of the pending acquisitions is probable, the closing of the pending acquisitions are subject to various closing conditions including, in certain cases, approval of the transaction by certain of the Target Companies’ stockholders and the Financial Industry Regulatory Authority, Inc. (“FINRA”), and therefore there can be no assurance that each of the transactions will be consummated. Accordingly, the Company cannot assure that the pending acquisitions as presented in the unaudited Pro Forma Consolidated Statement of Financial Condition and unaudited Pro Forma Consolidated Statement of Operations will be completed based on the terms of the transactions or at all.

The unaudited Pro Forma Consolidated Statement of Financial Condition and the related Pro Forma adjustments for March 31, 2014 was prepared as if these transactions occurred on March 31, 2014 and should be read in conjunction with the Company’s historical consolidated financial statements and notes in its quarterly report on Form 10-Q for the three months ended March 31, 2014 . The unaudited Pro Forma Consolidated Statements of Financial Condition are not necessarily indicative of what the actual financial position would have been had the Company acquired the Target Companies as of March 31, 2014 nor does it purport to present the future financial position of the Company. The unaudited Pro Forma Consolidated Statement of Financial Condition and the related Pro Forma adjustments for March 31, 2014 was prepared as if these transactions occurred on March 31, 2014; therefore the stock price used to prepare the unaudited Pro Forma Consolidated Statement of Financial Condition and the related Pro Forma adjustments was $38.92, which was the closing price of the Company’s Class A common stock on March 31, 2014.

The unaudited Consolidated Pro Forma Statements of Operations and the related Pro Forma adjustments for the three months ended March 31, 2014 and year ended December 31, 2013 were prepared as if these transactions occurred on January 1, 2014 and 2013, respectively, and should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto and the Target Companies’ historical financial statements and notes thereto (based on the significance test performed by the Company, the consolidated financial statements for ICH, JP Turner, and Strategic Capital were not included). The unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2014 and for the year ended December 31, 2013 are not necessarily indicative of what the actual results of operations would have been had the Company acquired the Target Companies on January 1, 2014 and 2013, respectively, nor does it purport to present the future results of operations of the Company. The unaudited Pro Forma Consolidated Statements of Operations and the related Pro Forma adjustments were prepared as if these transactions occurred on January 1, 2014 and on January 1, 2013. The Company prepared the March 31, 2014 Unaudited Pro Forma Consolidated Statement of Financial Condition and the Pro Forma adjustments using a stock price of $38.92, which was the closing price of the Company’s Class A common stock on March 31, 2014.

Pursuant to an agreement, RCS Capital Management LLC (“RCS Capital Management”) implements the Company’s business strategy, as well as the business strategy of the Operating Subsidiaries, and performs executive and management services for the Company and Operating Subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors. For purposes of the Consolidated Pro Forma Statement of Operations there were no quarterly fees charged due to the fact that the aggregate income before taxes for the Company on a consolidated Pro Forma basis was negative.

From an income tax perspective, it has been assumed for any acquisition anticipated to be an asset acquisition that historical deferred tax balances of the target will be eliminated as post-acquisition book and tax bases will generally be equal. For any acquisition anticipated to be a stock acquisition, historical deferred tax balances are generally assumed to survive and be potentially further impacted by purchase accounting, as described more fully in the footnotes below.

We have entered into a tax receivable agreement with RCAP Holdings, pursuant to which we pay RCAP Holdings 85% of the amount of the reduction, if any, in U.S. federal, state and local income tax liabilities that we realize (or are deemed to realize upon an early termination of the tax receivable agreement or a change of control) as a result of any increases in tax basis created by RCAP Holdings’ exchanges. These Pro Forma consolidated financial statements assume RCAP Holdings’ exchanges will be effectuated in a tax-free manner in accordance with Internal Revenue Code Section 351; therefore, the tax receivable agreement will not be triggered and RCAP Holdings will not receive payments from the Company for income tax purposes.

Certain reclassifications have been made to the historical Statement of Financial Condition and Statement of Operations of the Target Companies to conform to the Company’s presentation. For example, if one of the Target Companies had an expense line item for which the Company has no comparable line item, other expenses was used unless the amount was material, in which case a new line item was added.

Unaudited Pro Forma Consolidated
Statement of Financial Condition
March 31, 2014
(in thousands)

	RCAP Historical(1)	Cetera Historical(2)	Cetera Acquisition Related Adjustments(3)		Cetera Financing Related Adjustments (excluding portions of the financing contingent on closing other pending acquisitions)(4)		RCAP with Cetera Pro Forma	Hatteras Historical(5)	Hatteras Merger Adjustments(6)		RCAP and Cetera with Hatteras Pro Forma
Assets
Cash and cash equivalents	$100,421	$125,457	$(1,150,000	)(19)	$922,478	(24)	$(1,644)	$1,196	$(34,829	)(27)	$(35,277)
Available-for-sale securities	6,318	—	—		—		6,318	—	—		6,318
Investment securities	6,558	23,410	—		—		29,968	—	—		29,968
Deferred compensation plan investments	—	76,694	—		—		76,694	709	(578	)(28)	76,825
Receivables:
Selling commission and dealer manager fees
Due from related parties	2,240	—	—		—		2,240	—	—		2,240
Due from non-related parties	—	14,685	—		—		14,685	6,077	—		20,762
Reimbursable expenses
Due from related parties	11,741	—	—		—		11,741	—	—		11,741
Due from non-related parties	528	—	—		—		528	—	—		528
Investment banking fees (related party)	1,504	—	—		—		1,504	—	—		1,504
Due from RCAP Holdings and related parties	1,005	—	—		—		1,005	—	—		1,005
Property and equipment	569	16,617	—		—		17,186	244	—		17,430
Prepaid expenses	11,581	9,602	—		—		21,183	345	—		21,528
Deferred acquisition fees	3,028	—	—		80,343	(25)	83,371	—	—		83,371
Commissions receivable	—	52,867	(457	)(20)	—		52,410	—	—		52,410
Deferred tax asset	877	39,632	—		—		40,509	—	—		40,509
Loan receivable	—	—	—		—		—	—	—		—
Notes receivable	—	45,558	—		—		45,558	—	—		45,558
Other assets	—	32,829	—		—		32,829	17	—		32,846
Intangible assets	—	73,009	807,886	(21)	—		880,895	—	54,520	(29)	935,415
Goodwill	—	19,474	357,099	(21)	—		376,573	4,504	19,699	(29)	400,776
Total assets	$146,370	$529,834	$14,528		$1,002,821		$1,693,553	$13,092	$38,812		$1,745,457
Liabilities and Equity
Accounts payable	$9,050	$54,580	$—		$—		$63,630	$2,307	$—		$65,937
Accrued expenses
Due to related parties	3,494	—	—		—		3,494	—	—		3,494
Due to non-related parties	19,362	10,064	—		—		29,426	2,869	—		32,295
Payable to broker dealer	8,666	—	—		—		8,666	—	—		8,666
Deferred compensation plan accrued liabilities	—	75,971	—		—		75,971	1,818	(600	)(28)	77,189
Deferred revenue	1,877	—	—		—		1,877	—	—		1,877
Subordinated borrowings	—	—	—		—		—	—	—		—
Commissions payable	—	66,180	(457	)(20)	—		65,723	—	—		65,723
Payable other	5,121	—	—		—		5,121	—	—		5,121
Other accrued liabilities	—	25,298	—		—		25,298	20	—		25,318
Deferred tax liability	—	—	312,726	(21)	—		312,726	—	—		312,726
Contingent consideration	—	—	—		—		—	—	45,490	(29)	45,490
Notes and debentures	—	207,375	(207,375	)(22)	765,000	(24)	765,000	4,828	(4,828	)(30)	765,000
Total liabilities	47,570	439,468	104,894		765,000		1,356,932	11,842	40,062		1,408,836
Class A common stock	27	—	—		—		27	—	—		27
Class B common stock	—	—	—		—		—	—	—		—
Common stock	—	9	(9)(23)		—		—	—	—		—
Preferred stock	—	40,576	(40,576	)(23)	15	(26)	15	—	—		15
Additional paid-in capital	91,216	48,630	(48,630	)(23)	237,806	(26)	329,022	—	—		329,022
Accumulated other comprehensive loss	(85)	—	—		—		(85)	—	—		(85)
Unearned stock based compensation	—	3,388	(3,388	)(23)	—		—	—	—		—
Treasury stock	—	—	—		—		—	—	—		—
Retained earnings	—	(2,237)	2,237	(23)	—		—	—	—		—
Member's equity	—	—	—		—		—	168	(168	)(31)	—
Total stockholders' equity	91,158	90,366	(90,366)		237,821		328,979	168	(168)		328,979
Non-controlling interest	7,642	—	—		—		7,642	1,082	(1,082	)(31)	7,642
Total liabilities and equity	$146,370	$529,834	$14,528		$1,002,821		$1,693,553	$13,092	$38,812		$1,745,457

Unaudited Pro Forma Consolidated
Statement of Financial Condition
March 31, 2014
(in thousands)

	RCAP with Cetera Pro Forma	ICH Historical(7)	ICH Acquisition Related Adjustments(8)		RCAP and Cetera with ICH Pro Forma	Summit Historical(9)	Summit Acquisition Related Adjustments(10)		RCAP and Cetera with Summit Pro Forma	JP Turner Historical(11)	JP Turner Merger Adjustments(12)		RCAP and Cetera with JP Turner Pro Forma
Assets
Cash and cash equivalents	$(1,644)	$4,482	$(31,500	)(32)	$(28,662)	$12,367	$(48,098	)(38)	$(37,375)	$6,609	$(11,340	)(43)	$(6,375)
Available-for-sale securities	6,318	—	—		6,318	—	—		6,318	—	—		6,318
Investment securities	29,968	307	—		30,275	54	—		30,022	452	—		30,420
Deferred compensation plan investments	76,694	2,118	—		78,812	—	—		76,694	—	—		76,694
Receivables:
Selling commission and dealer manager fees
Due from related parties	2,240	—	—		2,240	—	—		2,240	—	—		2,240
Due from non-related parties	14,685	6,556	(133	)(33)	21,108	—	—		14,685	7,523	—		22,208
Reimbursable expenses
Due from related parties	11,741	—	—		11,741	—	—		11,741	—	—		11,741
Due from non-related parties	528	—	—		528	—	—		528	—	—		528
Investment banking fees (related party)	1,504	—	—		1,504	—	—		1,504	—	—		1,504
Due from RCAP Holdings and related parties	1,005	—	—		1,005	—	—		1,005	—	—		1,005
Property and equipment	17,186	46	—		17,232	379	—		17,565	238	—		17,424
Prepaid expenses	21,183	762	—		21,945	1,594	—		22,777	1,050	—		22,233
Deferred acquisition fees	83,371	—	—		83,371	—	—		83,371	—	—		83,371
Commissions receivable	52,410	—	—		52,410	2,705	(413	)(39)	54,702	—	—		52,410
Deferred tax asset	40,509	1,604	—		42,113	—	—		40,509	—	—		40,509
Loan receivable	—	1,993	(793	)(34)	1,200	—	—		—	—	—		—
Notes receivable	45,558	—	—		45,558	908	(408	)(40)	46,058	—	—		45,558
Other assets	32,829	517	—		33,346	2,088	—		34,917	419	(638	)(44)	32,610
Intangible assets	880,895	—	32,710	(34)	913,605	—	32,740	(40)	913,635	—	13,850	(45)	894,745
Goodwill	376,573	—	27,889	(34)	404,462	501	12,848	(40)	389,922	—	9,818	(45)	386,391
Total assets	$1,693,553	$18,385	$28,173		$1,740,111	$20,596	$(3,331)		$1,710,818	$16,291	$11,690		$1,721,534
Liabilities and Equity
Accounts payable	$63,630	$1,278	$—		$64,908	$—	$—		$63,630	$1,372	$—		$65,002
Accrued expenses
Due to related parties	3,494	—	—		3,494	—	—		3,494	—	—		3,494
Due to non-related parties	29,426	1,474	—		30,900	4,619	—		34,045	—	—		29,426
Payable to broker dealer	8,666	—	—		8,666	—	—		8,666	—	—		8,666
Deferred compensation plan accrued liabilities	75,971	2,534	—		78,505	—	—		75,971	—	—		75,971
Deferred revenue	1,877	324	—		2,201	—	—		1,877	—	—		1,877
Subordinated borrowings	—	2,000	—		2,000	—	—		—	—	—		—
Commissions payable	65,723	3,643	(133	)(33)	69,233	3,259	(413	)(39)	68,569	5,283	(638	)(44)	70,368
Payable other	5,121	—	—		5,121	—	—		5,121	1,364	—		6,485
Other accrued liabilities	25,298	—	—		25,298	—	—		25,298	4,021	—		29,319
Deferred tax liability	312,726	—	13,084	(34)	325,810	—	—		312,726	—	—		312,726
Contingent consideration	—	—	—		—	—	—		—	—	11,719	(46)	11,719
Notes and debentures	765,000	1,354	—		766,354	—	—		765,000	—	—		765,000
Total liabilities	1,356,932	12,607	12,951		1,382,490	7,878	(413)		1,364,397	12,040	11,081		1,380,053
Class A common stock	27	—	1	(35)	28	—	—		27	—	—		27
Class B common stock	—	—	—		—	—	—		—	—	—		—

Unaudited Pro Forma Consolidated
Statement of Financial Condition
March 31, 2014
(in thousands)

	RCAP with Cetera Pro Forma	ICH Historical(7)	ICH Acquisition Related Adjustments(8)		RCAP and Cetera with ICH Pro Forma	Summit Historical(9)	Summit Acquisition Related Adjustments(10)		RCAP and Cetera with Summit Pro Forma	JP Turner Historical(11)	JP Turner Merger Adjustments(12)		RCAP and Cetera with JP Turner Pro Forma
Common stock	—	71	(71	)(36)	—	2	(2	)(41)	—	—	—		—
Preferred stock	15	—	—		15	—	—		15	—	—		15
Additional paid in capital	329,022	12,970	8,029	(37)	350,021	9,678	122	(42)	338,822	5,738	(878	)(47)	333,882
Accumulated other comprehensive loss	(85)	—	—		(85)	—	—		(85)	—	—		(85)
Unearned stock based compensation	—	—	—		—	(1,137)	1,137	(41)	—	—	—		—
Treasury stock	—	(30)	(30	)(36)	—	(11)	(11	)(41)	—	—	—
Retained earnings	—	(7,233)	7,233	(36)	—	4,186	(4,186	)(41)	—	(1,487)	1,487	(47)	—
Member's equity	—	—	—		—	—	—		—	—	—		—
Total stockholders' equity	328,979	5,778	15,222		349,979	12,718	(2,918)		338,779	4,251	609		333,839
Non-controlling interest	7,642	—	—		7,642	—	—		7,642	—	—		7,642
Total liabilities and equity	$1,693,553	$18,385	$28,173		$1,740,111	$20,596	$(3,331)		$1,710,818	$16,291	$11,690		$1,721,534

Unaudited Pro Forma Consolidated
Statement of Financial Condition
March 31, 2014
(in thousands)

	RCAP with Cetera Pro Forma	First Allied Historical(13)	First Allied Merger Related Adjustments(14)		RCAP and Cetera with First Allied Pro Forma	Strategic Capital Historical(15)	Strategic Capital Merger Related Adjustments(16)		RCAP and Cetera with Strategic Capital Pro Forma
Assets
Cash and cash equivalents	$(1,644)	$18,874	$(32,750	)(48)	$(15,520)	$5,759	$(60,000	)(52)	$(55,885)
Available-for-sale securities	6,318	—	—		6,318	—	—		6,318
Investment securities	29,968	1,955	—		31,923	—	—		29,968
Deferred compensation plan investments	76,694	—	—		76,694	—	—		76,694
Receivables:
Selling commission and dealer manager fees
Due from related parties	2,240	—	—		2,240	—	—		2,240
Due from non-related parties	14,685	3,591	(413	)(49)	17,863	3,288	—		17,973
Reimbursable expenses
Due from related parties	11,741	—	—		11,741	—	—		11,741
Due from non-related parties	528	—	—		528	—	—		528
Investment banking fees (related party)	1,504	—	—		1,504	—	—		1,504
Due from RCAP Holdings and related parties	1,005	—	—		1,005	—	—		1,005
Property and equipment	17,186	1,292	—		18,478	54	—		17,240
Prepaid expenses	21,183	2,275	—		23,458	631	—		21,814
Deferred acquisition fees	83,371	—	—		83,371	—	—		83,371
Commissions receivable	52,410	—	—		52,410	—	—		52,410
Deferred tax asset	40,509	—	—		40,509	—	—		40,509
Loan receivable	—	—	—		—	—	—		—
Notes receivable	45,558	16,746	—		62,304	—	—		45,558
Other assets	32,829	13,547	—		46,376	411	—		33,240
Intangible assets	880,895	81,237	—		962,132	—	127,367	(53)	1,008,262
Goodwill	376,573	79,986	—		456,559	—	93,402	(53)	469,975
Total assets	$1,693,553	$219,503	$(33,163)		$1,879,893	$10,143	$160,769		$1,864,465
Liabilities and Equity
Accounts payable	$63,630	$12,731	$—		$76,361	$2,372	$—		$66,002
Accrued expenses
Due to related parties	3,494	—	—		3,494	—	—		3,494
Due to non-related parties	29,426	—	—		29,426	118	—		29,544
Payable to broker dealer	8,666	—	—		8,666	—	—		8,666
Deferred compensation plan accrued liabilities	75,971	—	—		75,971	—	—		75,971
Deferred revenue	1,877	1,676	—		3,553	—	—		1,877
Subordinated borrowings	—	—	—		—	—	—		—
Commissions payable	65,723	11,671	(413	)(49)	76,981	3,348	—		69,071
Payable other	5,121	—	—		5,121	—	—		5,121
Other accrued liabilities	25,298	161	—		25,459	64	—		25,362
Deferred tax liability	312,726	22,715	—		335,441	—	50,947	(53)	363,673
Contingent consideration	—	1,478	—		1,478	—	104,063	(53)	104,063
Notes and debentures	765,000	32,750	(32,750	)(48)	765,000	—	—		765,000
Total liabilities	1,356,932	83,182	(33,163)		1,406,951	5,902	155,010		1,517,844
Class A common stock	27	—	11	(51)	38	—	1	(54)	28
Class B common stock	—	—	—		—	—	—		—
Common stock	—	5	(5	)(50)	—	—	—		—
Preferred stock	15	—	—		15	—	—		15
Additional paid in capital	329,022	137,158	(848	)(51)	465,332	—	9,999	(54)	339,021
Accumulated other comprehensive loss	(85)	—	—		(85)	—	—		(85)
Unearned stock based compensation	—	—	—		—	—	—		—
Treasury stock	—	—	—		—	—	—		—
Retained earnings	—	(842)	842	(50)	—	(16,095)	16,095	(55)	—
Member's equity	—	—	—		—	20,336	(20,336	)(55)	—
Total stockholders' equity	328,979	136,321	—		465,300	4,241	5,759		338,979
Non-controlling interest	7,642	—	—		7,642	—	—		7,642
Total liabilities and equity	$1,693,553	$219,503	$(33,163)		$1,879,893	$10,143	$160,769		$1,864,465

Unaudited Pro Forma Consolidated
Statement of Financial Condition
March 31, 2014
(in thousands)

	RCAP with Cetera Pro Forma	Cetera Financing Related Adjustments (portion contingent on closing other pending acquisitions)(17)		Total Mergers and Acquisitions	RCAP Adjustments(18)		RCAP Pro Forma	Offering Adjustments		RCAP Pro Forma with Offering Adjustments
Assets
Cash and cash equivalents	$(1,644)	74,156	(56)	$(95,074)	$—		$(96,718)	$407,659	(58)	$310,941
Available-for-sale securities	6,318	—		—	—		6,318	—		6,318
Investment securities	29,968	—		2,768	—		32,736	—		32,736
Deferred compensation plan investments	76,694	—		2,249	—		78,943	—		78,943
Receivables:
Selling commission and dealer manager fees
Due from related parties	2,240	—		—	—		2,240	—		2,240
Due from non-related parties	14,685	—		26,489	—		41,174	—		41,174
Reimbursable expenses
Due from related parties	11,741	—		—	—		11,741	—		11,741
Due from non-related parties	528	—		—	—		528	—		528
Investment banking fees (related party)	1,504	—		—	—		1,504	—		1,504
Due from RCAP Holdings and related parties	1,005	—		—	—		1,005	—		1,005
Property and equipment	17,186	—		2,253	—		19,439	—		19,439
Prepaid expenses	21,183	—		6,657	—		27,840	—		27,840
Deferred acquisition fees	83,371	5,844	(56)	5,844	—		89,215			89,215
Commissions receivable	52,410	—		2,292	—		54,702	—		54,702
Deferred tax asset	40,509	—		1,604	(42,113	)(57)	—	—		—
Loan receivable	—	—		1,200	—		1,200	—		1,200
Notes receivable	45,558	—		17,246	—		62,804	—		62,804
Other assets	32,829	—		16,361	—		49,190	—		49,190
Intangible assets	880,895	—		342,424	—		1,223,319	—		1,223,319
Goodwill	376,573	—		248,647	—		625,220	—		625,220
Total assets	$1,693,553	$80,000		$580,960	$(42,113)		$2,232,400	$407,659		$2,640,059
Liabilities and Equity
Accounts payable	$63,630	$—		$20,060	$—		$83,690	$—		$83,690
Accrued expenses
Due to related parties	3,494	—		—	—		3,494	—		3,494
Due to non-related parties	29,426	—		9,080	—		38,506	—		38,506
Payable to broker dealer	8,666	—		—	—		8,666	—		8,666
Deferred compensation plan accrued liabilities	75,971	—		3,752	—		79,723	—		79,723
Deferred revenue	1,877	—		2,000	—		3,877	—		3,877
Subordinated borrowings	—	—		2,000	—		2,000	—		2,000
Commissions payable	65,723	—		25,607	—		91,330	—		91,330
Payable other	5,121	—		1,364	—		6,485	—		6,485
Other accrued liabilities	25,298	—		4,266	—		29,564	—		29,564
Deferred tax liability	312,726	—		86,746	(42,113	)(57)	357,359	—		357,359
Contingent consideration	—	—		162,750	—		162,750	—		162,750
Notes and debentures	765,000	80,000	(56)	81,354	—		846,354	—		846,354
Total liabilities	1,356,932	80,000		398,979	(42,113)		1,713,798	—		1,713,798
Class A common stock	27	—		13	—		40	21	(58)	61
Class B common stock	—	—		—	—		—	—		—
Common stock	—	—		—	—		—	—		—
Preferred stock	15	—		—	—		15	—		15
Additional paid in capital	329,022	—		181,968	—		510,990	407,638	(58)	918,628
Accumulated other comprehensive loss	(85)	—		—	—		(85)	—		(85)
Unearned stock based compensation	—	—		—	—		—	—		—
Treasury stock	—	—		—	—		—	—		—
Retained earnings	—	—		—	—		—	—		—
Member's equity	—	—		—	—		—	—		—
Total stockholders' equity	328,979	—		181,981	—		510,960	407,659		918,619
Non-controlling interest	7,642	—		—	—		7,642	—		7,642
Total liabilities and equity	$1,693,553	$80,000		$580,960	$(42,113)		$2,232,400	$407,659		2,640,059

RCS Capital Corporation
Notes to Unaudited Pro Forma
Consolidated Statement of Financial Condition

(1)	Reflects the consolidated historical Statement of Financial Condition of the Company as of the date indicated.
(2)	Reflects the historical Consolidated Statement of Financial Condition of Cetera as of the date indicated.
(3)	Reflects pro forma adjustments to record the assets and liabilities of Cetera at their fair values.
(4)	Reflects pro forma adjustments to record Cetera financing related adjustments. These adjustments exclude a portion of the commitment in respect of the first lien term facility which is subject to mandatory prepayment if certain of the pending acquisitions are abandoned or terminated. See Note 17.
(5)	Reflects the historical Combined Statement of Assets and Liabilities of Hatteras as of the date indicated.
(6)	Reflects pro forma adjustments to record the assets and liabilities of Hatteras at their fair values for (1) $30.0 million in cash consideration, (2) deferred cash payments with a fair value of $9.6 million and (3) additional future consideration which has a fair value of $35.9 million and will be based on the consolidated pre-tax net operating income generated by the business of the Hatteras Funds Group for fiscal years ending December 31, 2016 and December 31, 2018.
(7)	Reflects the historical Condensed Consolidated Balance Sheet of ICH as of the date indicated.
(8)	Reflects pro forma adjustments to record the assets and liabilities of ICH at their fair values and the purchase of all outstanding shares of ICH common stock for $52.5 million to be paid in cash or freely tradable shares of the Company’s stock, at the election of each shareholder. Pursuant to the acquisition agreement dated October 27, 2013, no more than 60% of the aggregate consideration can be payable in cash. These pro forma financial statements assume that ICH’s shareholders elected to receive the maximum amount of the aggregate consideration in cash.
(9)	Reflects the historical Condensed Consolidated Statement of Financial Condition of Summit as of the date indicated.
(10)	Reflects pro forma adjustments to record the assets and liabilities of Summit at their fair values and the purchase of all outstanding shares of Summit common stock for $49.0 million in cash and freely tradable shares of the Company’s common stock at the election of each shareholder. Pursuant to the acquisition agreement dated November 16, 2013, no more than 80% of the aggregate consideration can be payable in cash. These Pro Forma financial statements assume that Summit’s shareholders elected to receive the maximum amount of the aggregate consideration in cash.
(11)	Reflects the historical Statement of Financial Condition of JP Turner as of the date indicated.
(12)	Reflects pro forma adjustments to record the assets and liabilities of JP Turner at their fair values for $27.0 million to be paid 60% at closing and 40% on the one year anniversary of the closing date and an additional future consideration. Pursuant to the merger agreement dated January 16, 2014, 70% of the consideration at closing and on the one year anniversary date is to be paid in cash and 30% in the Company’s stock. The closing cash consideration is subject to reductions if (a) the net working capital, defined as current assets minus current liabilities is less than $3.5 million, which the Company has estimated will be a reduction of $0.5 million, and (b) if 2013 actual EBITDA was less than 95% of the 2013 Target EBITDA, which the Company has estimated will be a reduction of $2.3 million. In addition, there is an earn out that is subject to a cap of $2.5 million for each of 2014, 2015 and 2016 and which has a estimated fair market value of $4.1 million. Refer to the below table for further detail on the calculation of contingent consideration (in millions):

Total consideration	$27.0
Payment at one year anniversary (40% of Total consideration)	10.8
Less: EBITDA Price reduction(i)	2.3
Net contingent consideration after EBITDA reduction	8.5
Net contingent consideration at present value (.9605)	8.2
Earn out consideration(ii)	4.1
Total contingent consideration	12.3
Less: Net working capital reduction	0.5
Total contingent consideration	11.8

RCS Capital Corporation
Notes to Unaudited Pro Forma
Consolidated Statement of Financial Condition

(i) Per purchase agreement, price reduction applies as 2013 EBITDA was less than 95% of target EBITDA. Price reduction at 21.4%.

(ii) The earn out cap of $2.5 million for each of 2014, 2015, and 2016 had a probability of exceeding cap of 85%, 83% and 30% and subject to a present value factor of .79, .68, and .58, respectively.

(13)	Reflects the historical Consolidated Statement of Financial Condition of First Allied as of the date indicated.
(14)	Reflects pro forma adjustments to record the assets and liabilities of First Allied at their historical cost, based on the purchase price of 11,264,929 shares for all of the equity in First Allied. The Pro Forma financial statements are based on an assumed stock price of the public offering price per share, for a stock value of $228.1 million. If the Company prepared these pro forma financial statements using the closing price of the Company’s Class A common stock on March 31, 2014, or $38.92, the purchase price would have been $438.4 million. If the Company prepared these pro forma financial statements using the closing price of the Company’s Class A common stock on April 1, 2014, or $39.50, which was the highest closing price of the Company’s Class A common stock, the purchase price would have been $445.0 million. The excess purchase price over the historical paid over the cost of the new assets is reflected as an adjustment to additional paid-in capital.
(15)	Reflects the historical Consolidated Statement of Financial Condition of Strategic Capital as of the date indicated.
(16)	Reflects pro forma adjustments to record the assets and liabilities of Strategic Capital at their fair values for (1) $60.0 million in cash consideration, (2) $10.0 million of the Company's Class A common stock consideration (3) deferred cash payments with a fair value of $10.0 million and (4) estimated additional future consideration of $94.1 million, which will be based on the consolidated estimated EBITDA generated by the business of the Strategic Capital for fiscal years ending December 31, 2015 and December 31, 2016. The estimated earn-out, which is defined in the Strategic Capital purchase agreement, was calculated as follows (in millions):

	2015	2016	Total Estimated Earn-Out
Estimated EBITDA	$20.6	$35.7
Factor(i)	7.0	6.5
Product	$144.2	$232.1
Factor(ii)	25%	25%
Potential Earn Out	$36.1	$58.0	$94.1
i.	Reflects a discounted multiplier per the purchase agreement between the Company and the sellers of Strategic Capital.
ii.	Reflects an agreed upon percentage between the Company and the sellers of Strategic Capital to incentivize the performance of Strategic Capital after the closing date based on the 2015 and 2016 EBITDA multiplied by the aforementioned factor.
(17)	Reflects pro forma adjustments to record the portion of the commitment in respect of the first lien term facility which is subject to mandatory prepayment if certain of the pending acquisitions are abandoned or terminated. The contingent adjustment is an aggregate of $80.0 million as follows: (i) with respect to the ICH acquisition, $15.0 million; (ii) with respect to the Hatteras acquisition, $31.0 million; and (iii) with respect to the Summit acquisition, $34.0 million. The first lien term facility will be subject to a mandatory prepayment by the same amounts if any or all of the ICH acquisition, the Hatteras acquisition and the Summit acquisition are abandoned or terminated after the completion of the Cetera acquisition.
(18)	Reflects Pro Forma adjustments to the historical Consolidated Statement of Financial Condition of the Company primarily to reflect the impact of certain related party transactions.
(19)	Reflects the use of $1.2 billion of cash to fund the Cetera acquisition.

RCS Capital Corporation
Notes to Unaudited Pro Forma
Consolidated Statement of Financial Condition

(20)	Reflects the elimination of the Company’s historical third-party receivables and payables with Cetera which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.
(21)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the write-off of $92.5 million of historical intangible assets and the recording of $1.3 billion of new goodwill and intangible assets, which include intangibles related to the acquisition of Cetera’s broker-dealer, investment advisory and technology provider businesses. The allocation of goodwill and intangible assets will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective estimated fair values. Substantially all of the identifiable intangible assets of Cetera are assumed to be related to client relationships with an assumed useful life of 9.5 years. The third party valuation is expected to take into consideration the useful lives of the intangible assets generated organically as well as those previously acquired therefore the useful lives may differ from those in the historical financial statements. Factors to be considered in the analysis of such intangible assets include the estimate and probability of future revenues attributable to financial advisors and retention rates which will be are used to derive economic cash flows that are present valued at an appropriate rate of return over their respective useful lives. The estimated deferred tax liability of $312.7 million relates to timing differences between book and taxable expense related to the incremental intangible assets. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available.
(22)	Reflects the adjustment to long-term debt in accordance with the $207.4 million repayment of Cetera’s senior secured credit facility as required by the terms of the Cetera merger agreement.
(23)	Reflects the elimination of Cetera’s historical common stock, convertible preferred stock balance, additional paid in capital, unearned stock based compensation and retained earnings balances.
(24)	Reflects the sources of cash to fund the Cetera acquisition. The remaining purchase price was paid using cash on hand.

(in millions) Sources of Funds
Cash to fund the Cetera acquisition
Issuance of long-term debt – first lien(i)	$495.0
Issuance of long-term debt – second lien(i)	150.0
Issuance of convertible notes(ii)	120.0
Total issuance of debt	765.0
Issuance of convertible preferred stock(iii)	270.0
Fees and original issue discount (“OID”)(iv)	(112.5)
Total sources	$922.5

i. Reflects the amount the Company borrowed under the first lien loan facility and second lien loan facility.

ii. Reflects the par value issued to Luxor Capital Group (“Luxor”) by the Company pursuant. The Pro Forma Consolidated Statement of Financial Condition does not assume the conversion of the convertible notes.

iii. Reflects the issuance of convertible preferred stock having a liquidation preference of $270.0 million issued to Luxor by the Company. The Pro Forma Consolidated Statement of Financial Condition does not assume the conversion of the convertible preferred stock.

iv. Reflects the fees paid and OID in connection with the above issuances, of which $32.2 million is netted in additional paid-in capital.

(25)	Reflects debt issuance costs and OID of $80.3 million. The balance will be amortized over the life of the debt issuances which ranges from 5 to 7.5 years.

RCS Capital Corporation
Notes to Unaudited Pro Forma
Consolidated Statement of Financial Condition

(26)	Primarily reflects the issuance of the Company’s convertible preferred stock and the Company’s Class A common stock for the equity portion of the consideration due in connection with the financings entered into in connection with the Cetera acquisition. These Pro Forma consolidated financial statements were prepared with a share price of the Company’s convertible preferred stock of $20.26 as set forth in the agreement with Luxor.

(in millions)
Excess price of the Company's convertible preferred stock above par value	270.0
Transaction costs	(32.2)
Total	$237.8
(27)	Reflects the use of $30.0 million of available cash to fund the initial cash consideration payment in connection with the Hatteras asset purchase. The adjustment also reflects the anticipated repayment of Hatteras’ line of credit and notes payable for $4.8 million.
(28)	Reflects the carve out of agreed upon deferred compensation assets and liabilities which were included in the historical Hatteras Combined Statement of Assets and Liabilities that are not expected to be included as part of the transaction.
(29)	Reflects preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships and investment advisory services. The amount includes the write off of $4.5 million of historical goodwill, the recording of liabilities for contingent payments and earn-outs of $45.5 million, and the recording of $78.7 million of new goodwill and intangible assets, which include intangibles related to the acquisition of Hatteras’ alternative mutual funds and core alternative funds and private equity funds businesses. The $45.5 million consisted of deferred payments totaling $9.6 million that were discounted at a factor of .986, .962 and .926 for 2014, 2015, and 2016, respectively, and earn-out payments estimated at $35.9 million that were discounted at a factor of .621 and .469 for 2016 and 2018, respectively. As defined in the purchase agreement, the deferred payments consist of 7.5% of the initial purchase price in 2014 and 2015, and 10% of the initial purchase price in 2016. The 2016 and 2018 earn-out payments are calculated as 10 multiplied by 0.15 multiplied by the pre-tax net income for the fiscal year that ends on each respective earn-out payment date. Amounts are preliminary and will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective fair values. The identifiable intangible assets of Hatteras are primarily related to contractual customer relationship intangibles for fund of hedge funds products that are structured as mutual funds which have useful lives of 9 to 14 years and Hatteras’ Funds trade names which have a useful life of 10 years. The third party valuation took into consideration the useful lives of the intangible assets generated organically as well as those previously acquired therefore the useful lives may differ from those in the historical financial statements. Factors considered in the analysis of such intangible assets include assets under management and the related growth rates which are used to derive economic cash flows that are present valued at an appropriate rate of return over their respective useful lives. The fair value of the earn-outs was determined by discounting the expected payout in accordance with the purchase agreement. The fair value of contingent payments was determined using discounted cash flows. In making estimates of fair values for purposes of allocating purchase price and determining the fair value of the contingent payments and earn-outs, the Company utilized an independent appraisal. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.
(30)	Reflects the anticipated repayment of Hatteras’ line of credit and notes payable in accordance with the purchase agreement.
(31)	Reflects adjustment for the elimination of Hatteras’ members’ equity and non-controlling interest balances in connection with the asset purchase.
(32)	Reflects the use $31.5 million of available cash to fund the cash consideration portion of the ICH acquisition.

RCS Capital Corporation
Notes to Unaudited Pro Forma
Consolidated Statement of Financial Condition

(33)	Reflects the elimination of the Company’s historical third-party receivables and payables with ICH which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.
(34)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the recording of $61.8 million of new goodwill, tangible and intangible assets, which include intangibles related to the acquisition of ICH’s broker-dealer and investment advisory businesses. Amounts are preliminary and will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective fair values. The identifiable intangible assets of ICH are primarily related to client relationships which have useful lives of 13 to 17 years and internally developed software, non-compete agreements and trade names that have useful lives of 6 years, 5 years and 2 years, respectively. The third party valuation took into consideration the useful lives of the intangible assets generated organically as well as those previously acquired therefore the useful lives may differ from those in the historical financial statements. Factors considered in the analysis of such intangible assets include the estimate and probability of future revenues attributable to financial advisors and retention rates which are used to derive economic cash flows that are present valued at an appropriate rate of return over their respective useful lives. The adjustment also includes the write-down in the fair value of advisor notes receivable of $0.8 million to their fair value. The deferred tax liability of $13.1 million relates to timing differences between book and taxable expense related to the intangible assets. In making estimates of fair values for purposes of allocating purchase price, the Company utilized an independent appraisal. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.
(35)	Reflects the par value of the Company’s Class A common stock issued in connection with the ICH acquisition.
(36)	Reflects the elimination of ICH’s common stock, treasury stock and accumulated deficit balances.
(37)	Primarily reflects the issuance of the Company’s freely tradable Class A common stock for the equity portion of the consideration due in connection with the ICH acquisition partially offset by the elimination of ICH’s historical additional paid-in capital balance. These Pro Forma financial statements were prepared with an assumed share price of the Company’s Class A common stock of $38.92, which was the closing price of the Company’s Class A common stock on March 31, 2014. The actual number of shares ultimately issued will differ based on the actual share price of the Company’s Class A common stock on the date of closing.

(in millions)
Excess price of the Company's Class A common stock above par value	21.0
Elimination of ICH's additional paid-in capital	(13.0)
Total	$8.0
(38)	Reflects the use of $39.2 million of available cash to fund the cash consideration portion of the Summit acquisition in addition to $8.9 million of cash that will be retained by the seller based on the terms of the purchase agreement.
(39)	Reflects the elimination of the Company’s historical third-party receivables and payables with Summit which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.
(40)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the write-off of $0.5 million of historical goodwill and the recording of $46.6 million of new goodwill, tangible and intangible assets, which include intangibles related to the acquisition of Summit’s securities brokerage, investment services and insurance businesses. Amounts are preliminary and will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets

RCS Capital Corporation
Notes to Unaudited Pro Forma
Consolidated Statement of Financial Condition

acquired based on their respective fair values. The identifiable intangible assets of Summit are primarily related to client relationships, which have useful lives of 9 years and internally developed software and non-compete agreements and trade names which have useful lives of 7 years, 5 years and 2 years, respectively. The third party valuation took into consideration the useful lives of the intangible assets generated organically as well as those previously acquired therefore the useful lives may differ from those in the historical financial statements. Factors considered in the analysis of such intangible assets include the estimate and probability of future revenues attributable to financial advisors and retention rates which are used to derive economic cash flows that are present valued at an appropriate rate of return over their respective useful lives. The adjustment also includes the write down in the fair value of advisor notes receivable of $0.4 million to their fair value. In making estimates of fair values for purposes of allocating purchase price, the Company utilized an independent appraisal. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.
(41)	Reflects the elimination of Summit’s common stock, unearned stock-based compensation, treasury stock and retained earnings balances.
(42)	Primarily reflects the issuance of the Company’s freely tradable Class A common stock for the equity portion of the consideration due in connection with the Summit acquisition partially offset by the elimination of Summit’s historical additional paid-in capital balance. These Pro Forma financial statements were prepared with an assumed share price of the Company’s Class A common stock of $38.92, which was the closing price of the Company’s Class A common stock on March 31, 2014. The actual number of shares ultimately issued will differ based on the actual share price of the Company’s Class A common stock on the date of closing subject to a cap of $28.00.

(in millions)
Excess price of the Company's Class A common stock above par value	$9.8
Elimination of Summit's additional paid-in capital	(9.7)
Total	$0.1
(43)	Reflects the use of $11.3 million of available cash to fund the cash consideration portion of the JP Turner acquisition of which 60% is to be paid at closing and 40% on the one year anniversary of the closing date. Pursuant to the merger agreement dated January 16, 2014, 70% of the consideration at closing and on the one year anniversary date is to be paid in cash.
(44)	Reflects the elimination of the Company’s historical third-party receivables and payables with JP Turner which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.
(45)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the recording of $23.7 million of new goodwill and intangible assets, which include intangibles related to the acquisition of JP Turner’s broker-dealer and investment advisory businesses. The allocation of goodwill and intangible assets will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on its respective estimated fair values. The identifiable intangible assets of JP Turner are assumed to be primarily related to client relationships which have useful lives of 9 years and non-compete agreements and trade names which have useful lives of 2 years. The third party valuation took into consideration the useful lives of the intangible assets generated organically as well as those previously acquired therefore the useful lives may differ from those in the historical financial statements. Factors to be considered in the analysis of such intangible assets will include the estimate and probability of future revenues attributable to financial advisors and retention rates which are used to derive economic cash flows that are present valued at an appropriate rate of return over their useful lives. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.

RCS Capital Corporation
Notes to Unaudited Pro Forma
Consolidated Statement of Financial Condition

(46)	Reflects the recording of estimated liabilities for deferred payment of stock and cash pursuant to the JP Turner purchase agreement. These estimates will be finalized once additional information is received. The deferred payments of stock and cash are payable upon J.P. Turner achieving certain targets for 2014, 2015 and 2016 and are subject to a cap of $2.5 million per annum. The estimates were determined based upon a valuation by a third-party valuation firm of the probability of the targets being achieved and present valuing the estimated payments to determine the estimated liability. Accordingly, these estimates are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations. See Note 12 for additional details regarding the calculation of the contingent consideration.
(47)	Primarily reflects the issuance of the Company’s Class A common stock for the equity portion of the consideration due in connection with the JP Turner acquisition partially offset by the elimination of JP Turner’s historical additional paid-in capital balance. These Pro Forma financial statements were prepared with an assumed share price of the Company’s Class A common stock of $38.92, which was the closing price of the Company’s Class A common stock on March 31, 2014. The actual number of shares ultimately issued will differ based on the actual share price of the Company’s Class A common stock on the date of closing. The adjustment also eliminates the company’s historical retained earnings.

(in millions)
Excess price of the Company's Class A common stock above par value	$4.9
Elimination of JP Turner's additional paid-in capital	(5.7)
Total	$(0.8)
(48)	Reflects the anticipated repayment of First Allied’s term loan and revolving line of credit as required by the Company’s commitment to the loan facilities to be entered into to fund Cetera Acquisition.
(49)	Reflects the elimination of the Company’s historical third-party receivables and payables with First Allied, which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.
(50)	Reflects the elimination of First Allied’s historical common stock and retained earnings balances.
(51)	Reflects the impact on additional paid-in capital for the following items:

(in millions)
Excess over par value for the Class A Common stock consideration(i)	$228.1
Elimination of First Allied's historical additional paid-in capital	(137.2)
Adjustment to record additional paid-in capital	90.9
Less: Excess purchase price paid over the historical cost of First Allied's net assets(ii)	91.7
Total	$(0.8)

i. The consideration for the First Allied acquisition is 11,264,929 shares of the Company’s Class A common stock, therefore the actual value of the stock to be issued will be based on the actual share price of the Company’s Class A common stock on the date of closing. The Pro Forma adjustments related to the First Allied acquisition are computed based on a stock price of the public offering price per share.

ii. Under the original First Allied merger agreement, the effective cost of the acquisition to RCAP Holdings was $177.0 million, consisting of $145.0 million in merger consideration to the former owners of First Allied and $32.0 million of bank indebtedness outstanding immediately following the merger. This effective cost does not represent the purchase price for financial reporting purposes or the historical cost of First Allied’s net assets.

On April 3, 2014, the Company entered into the First Allied contribution agreement with RCAP Holdings, pursuant to which RCAP Holdings will contribute all its equity interests in First Allied to us. As consideration for the contribution, 11,264,929 shares of our Class A common stock are issuable to

RCS Capital Corporation
Notes to Unaudited Pro Forma
Consolidated Statement of Financial Condition

RCAP Holdings, which was determined based on a value of $207.5 million for First Allied and the VWAP of our Class A common stock on January 15, 2014, the day prior to the announcement of the Cetera merger agreement. In addition, immediately following consummation of the contribution, First Allied is expected to have $33.4 million of outstanding bank indebtedness, which is expected be repaid out of the proceeds of the Cetera financing.

The excess of the purchase price was calculated based on the difference between the purchase price paid by the Company (i) the purchase price paid by the Company which is computed based on the public offering price per share, and (ii) the historical cost of First Allied’s net asset of $136.3 million.

This transaction was between entities under common control and is accounted for at historical cost. Any excess purchase price over the cost of the net assets is reflected as an adjustment to additional paid-in capital. The Company’s stock price since its initial public offering has ranged from $14.86 to $39.98. The transaction will be recorded at the implied value basis on the closing price at the Company’s Class A common stock on the closing date, which may be higher or lower than the amount shown here.

(52)	Reflects the use $60.0 million of cash to fund the cash consideration portion of the Strategic Capital acquisition.
(53)	Reflects the preliminary adjustment to record goodwill and intangible assets of $220.8 million, which relate to the acquisition of Strategic Capital’s broker-dealer businesses. Amounts are preliminary and will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective fair values. The Company is in the process of engaging an independent appraisal expert to conduct the purchase price allocation; therefore, information regarding the amount, types of and useful lives of the intangibles are unknown at the time of this prospectus. The Company allocated the excess purchase price between goodwill and intangibles based on the allocation used in the acquisition of Hatteras. All items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations. The estimated deferred tax liability of $50.9 million relates to timing differences between book and taxable expense related to the incremental intangible assets. The purchase agreement also includes an EBITDA based earn-out for an estimated $94.1 million as well as $10 million in cash due 90-days after closing.
(54)	Primarily reflects the issuance of the Company’s Class A common stock for the equity portion of the consideration due in connection with the Strategic Capital acquisition. These Pro Forma financial statements were prepared with an assumed share price of the Company’s Class A common stock of $38.92, which was the closing price of the Company’s Class A common stock on March 31, 2014. The actual number of shares ultimately issued will differ based on the actual share price of the Company’s Class A common stock on the date of closing.
(55)	Reflects the elimination of Strategic Capital’s retained earnings and member's equity.
(56)	Reflects pro forma adjustments to record an additional $80.0 million of commitments, resulting in net cash increase of $74.2 million and deferred acquisition fees of $5.8 million.
(57)	Reflects the assumption that Company will net its deferred tax assets against the deferred tax liabilities. Further, to the extent an acquisition is an anticipated stock purchase, historical deferred tax assets of targets are deemed to be realizable pending additional analysis post-acquisition. It is anticipated that any potential adjustment to these historical deferred tax assets would be immaterial.
(58)	Reflects the issuance of $407.7 million (excludes the underwriters’ over-allotment option), or 21.5 million shares of the Company’s Class A common stock in connection with the public offering and the concurrent private offering contemplated by the Company’s registration statement on Form S-1 (File No. 333-193925) first filed with the SEC on February 13, 2014, as amended, net of $27.1 million in expenses. The number of shares to be issued was calculated using the public offering price per share, or $20.25.

Unaudited Pro Forma Consolidated Statement of Operations
March 31, 2014
(in thousands)

	RCAP Historical(1)	Cetera Historical(3)	Cetera Acquisition Related Adjustments		Cetera Financing Related Adjustments (excluding portions of the financing contingent on closing other pending acquisitions)(4)		RCAP with Cetera Pro Forma		Hatteras Historical(5)	Hatteras Merger Adjustments		RCAP and Cetera with Hatteras Pro Forma
Revenues:
Commissions
Related party products	$92,420	$—	$—		$—		$92,420		$—	$—		$92,420
Non-related party products	157	178,972	(4,976	)(13)	—		174,153		—	—		174,153
Dealer manager fees
Related party products	44,438	—	—		—		44,438		—	—		44,438
Non-related party products	72	—	(3,246	)(13)	—		(3,174)		—	—		(3,174)
Investment banking advisory services
Related party products	31,732	—	—		—		31,732		—	—		31,732
Non-related party products		—	—		—		—		—	—		—
Advisory and asset-based fees (non-related party)		102,077	—		—		102,077		13,156	—		115,233
Transfer agency revenue (related party)	3,386	—	—		—		3,386		—	—		3,386
Services revenue
Related party products	8,100	—	—		—		8,100		—	—		8,100
Non-related party products	81	—	—		—		81		—	—		81
Reimbursable expenses
Related party products	6,051	—	—		—		6,051		—	—		6,051
Non-related party products	30	—	—		—		30		—	—		30
Other revenues	738	20,126	—		—		20,864		874	—		21,738
Total revenues	187,205	301,175	(8,222)		—		480,158		14,030	—		494,188
Expenses:
Third-party commissions
Related party products	92,420	—	—		—		92,420		—	—		92,420
Non-related party products	157	—	—		—		157		—	—		157
Third-party reallowance
Related party products	13,992	—	—		—		13,992		—	—		13,992
Non-related party products	29	—	—		—		29		—	—		29
Retail commissions	—	242,225	(8,222	)(13)	—		234,003		—	—		234,003
Wholesale commissions	16,461	—	—		—		16,461		—	—		16,461
Internal commission, payroll and benefits	14,373	25,848	—		—		40,221		3,715	—		43,936
Conferences and seminars	6,018	—	—		—		6,018		—	—		6,018
Travel	2,164	—	—		—		2,164		—	—		2,164
Marketing and advertising	2,881	2,721	—		—		5,602		—	—		5,602
Professional fees:
Related party expense allocation	683	—	—		—		683		—	—		683
Non-related party expenses	1,978	1,630	—		—		3,608		—	—		3,608
Data processing	1,872	4,406	—		—		6,278		—	—		6,278
Equity-based outperformance	7,150	—	—		—		7,150		—	—		7,150
Incentive fee	—	—	—		—		—		—	—		—
Quarterly fee	1,782	—	—		—		1,782		—	—		1,782
Transaction costs	6,717	3,333	(3,333	)(14)	—		6,717		390	(390	)(19)	6,717
Interest expense	—	4,154	(4,154	)(15)	17,360	(18)	17,360		29	(29	)(20)	17,360
Occupancy	1,124	3,224	—		—		4,348		—	—		4,348
Depreciation and amortization	51	4,611	19,645	(16)	—		24,307		41	1,035	(21)	25,383
Goodwill impairment	—	—	—		—		—		—	—		—
Service, sub-advisor and mutual fund expense	—	—	—		—		—		7,175	—		7,175
Other expenses	1,453	7,348	—		—		8,801		943	—		9,744
Total expenses	171,305	299,500	3,936		17,360		492,101		12,293	616		505,010
Income (loss) before taxes	15,900	1,675	(12,158)		(17,360)		(11,943)		1,737	(616)		(10,822)
Provision (benefit) for income taxes	3,244	1,797	(4,863	)(17)	(6,944	)(18)	(6,766)		—	448	(22)	(6,318)
Net income (loss)	12,656	(122)	(7,295)		(10,416)		(5,177)		1,737	(1,064)		(4,504)
Less: net income (loss) attributable to non-controlling interests	8,864	—	—		—		8,864		673	(673	)(23)	8,864
Net income (loss) attributable to RCS Capital Corporation	$3,792	$(122)	$(7,295)		$(10,416)		$(14,041)		$1,064	$(391)		$(13,368)
Earnings per share:
Basic	0.22						(1.23)					(1.18)
Diluted	0.22						(1.23	)(46)				(1.18	)(46)
Weighted average common shares(2):
Basic	15,567						15,567					15,567
Diluted	15,567						15,567					15,567

Unaudited Pro Forma Consolidated Statement of Operations
March 31, 2014
(in thousands)

	RCAP with Cetera Pro Forma		ICH Historical(6)	ICH Acquisition Related Adjustments		RCAP and Cetera with ICH Pro Forma		Summit Historical(7)	Summit Acquisition Related Adjustments		RCAP and Cetera with Summit Pro Forma
Revenues:
Commissions
Related party products	$92,420		$—	$—		$92,420		$—	$—		$92,420
Non-related party products	174,153		17,422	(854	)(24)	190,721		24,549	(1,922	)(29)	196,780
Dealer manager fees
Related party products	44,438		—	—		44,438		—	—		44,438
Non-related party products	(3,174)		—	—		(3,174)		—	—		(3,174)
Investment banking advisory services
Related party products	31,732		—	—		31,732		—	—		31,732
Non-related party products	—		—	—		—		—	—		—
Advisory and asset-based fees (non-related party)	102,077		4,889	(484	)(24)	106,482		—	—		102,077
Transfer agency revenue (related party)	3,386		—	—		3,386		—	—		3,386
Services revenue
Related party products	8,100		—	—		8,100		—	—		8,100
Non-related party products	81		—	—		81		—	—		81
Reimbursable expenses
Related party products	6,051		—	—		6,051		—	—		6,051
Non-related party products	30		—	—		30		—	—		30
Other revenues	20,864		1,094	—		21,958		1,612	—		22,476
Total revenues	480,158		23,405	(1,338)		502,225		26,161	(1,922)		504,397
Expenses:
Third-party commissions
Related party products	92,420		—	—		92,420		—	—		92,420
Non-related party products	157		—	—		157		—	—		157
Third-party reallowance
Related party products	13,992		—	—		13,992		—	—		13,992
Non-related party products	29		—	—		29		—	—		29
Retail commissions	234,003		18,655	(1,338	)(24)	251,320		20,922	(1,922	)(29)	253,003
Wholesale commissions	16,461		—	—		16,461		—	—		16,461
Internal commission, payroll and benefits	40,221		1,621	150	(25)	41,992		2,107	31	(30)	42,359
Conferences and seminars	6,018		—	—		6,018		—	—		6,018
Travel	2,164		—	—		2,164		—	—		2,164
Marketing and advertising	5,602		319	—		5,921		—	—		5,602
Professional fees:
Related party expense allocation	683		—	—		683		—	—		683
Non-related party expenses	3,608		2,345			5,953		—	—		3,608
Data processing	6,278		313	—		6,591		163	—		6,441
Equity-based outperformance	7,150		74	—		7,224		—	—		7,150
Incentive fee	—		—	—		—		—	—		—
Quarterly fee	1,782		—	—		1,782		—	—		1,782
Transaction costs	6,717		299	(299	)(26)	6,717		443	(443	)(31)	6,717
Interest expense	17,360		53	—		17,413		—	—		17,360
Occupancy	4,348		86	—		4,434		206	—		4,554
Depreciation and amortization	24,307		42	583	(27)	24,932		75	944	(32)	25,326
Goodwill impairment	—		—	—		—		—	—		—
Service, sub-advisor and mutual fund expense	—		—	—		—		—	—		—
Other expenses	8,801		548	—		9,349		1,431	—		10,232
Total expenses	492,101		24,355	(904)		515,552		25,347	(1,390)		516,058
Income (loss) before taxes	(11,943)		(950)	(434)		(13,327)		814	(532)		(11,661)
Provision (benefit) for income taxes	(6,766)		16	(174	)(28)	(6,924)		400	(213	)(33)	(6,579)
Net income (loss)	(5,177)		(966)	(260)		(6,403)		414	(319)		(5,082)
Less: net income (loss) attributable to non-controlling interests	8,864		—	—		8,864		—	—		8,864
Net income (loss) attributable to RCS Capital Corporation	$(14,041)		$(966)	$(260)		$(15,267)		$414	$(319)		$(13,946)
Earnings per share:
Basic	(1.23)					(1.26)					(1.19)
Diluted	(1.23	)(46)				(1.26	)(46)				(1.19	)(46)
Weighted average common shares(2):
Basic	15,567			540		16,107			350		15,917
Diluted	15,567			540		16,107			350		15,917

Unaudited Pro Forma Consolidated Statement of Operations
March 31, 2014
(in thousands)

	RCAP with Cetera Pro Forma		JP Turner Historical(8)	JP Turner Merger Adjustments		RCAP and Cetera with JP Turner		First Allied Historical(9)	First Allied Merger Related Adjustments		RCAP and Cetera with First Allied Pro Forma
Revenues:
Commissions
Related party products	$92,420		$—	$—		$92,420		$—	$—		$92,420
Non-Related party products	174,153		16,001	(4,680	)(34)	185,474		49,291	(5,468	)(36)	217,976
Dealer manager fees
Related party products	44,438		—	—		44,438		—	—		44,438
Non-Related party products	(3,174)		—	(2,707	)(34)	(5,881)		—	(3,534	)(36)	(6,708)
Investment banking advisory services
Related party products	31,732		—	—		31,732		—	—		31,732
Non-Related party products	—			—		—		—	—		—
Advisory and asset-based fees (non-related party)	102,077		—	—		102,077		31,577	—		133,654
Transfer agency revenue (related party)	3,386		—	—		3,386		—	—		3,386
Services revenue
Related party products	8,100		—	—		8,100		—	—		8,100
Non-Related party products	81		—	—		81		—	—		81
Reimbursable expenses
Related party products	6,051		—	—		6,051		—	—		6,051
Non-Related party products	30		—	—		30		—	—		30
Other revenues	20,864		4,361	—		25,225		12,351	—		33,215
Total revenues	480,158		20,362	(7,387)		493,133		93,219	(9,002)		564,375
Expenses:
Third-party commissions
Related party products	92,420		—	—		92,420		—	—		92,420
Non-Related party products	157		—	—		157		—	—		157
Third-party reallowance											—
Related party products	13,992		—	—		13,992		—	—		13,992
Non-Related party products	29		—	—		29		—	—		29
Retail commissions	234,003		16,206	(7,387	)(34)	242,822		68,167	(9,002	)(36)	293,168
Wholesale commissions	16,461		—	—		16,461		—	—		16,461
Internal commission, payroll and benefits	40,221		1,535	—		41,756		12,994	—		53,215
Conferences and seminars	6,018		—	—		6,018		—	—		6,018
Travel	2,164		—	—		2,164		521	—		2,685
Marketing and advertising	5,602		—	—		5,602		1,180	—		6,782
Professional fees:
Related party expense allocation	683		—	—		683		—	—		683
Non-related party expenses	3,608		—	—		3,608		1,932	—		5,540
Data processing	6,278		209	—		6,487		1,737	—		8,015
Equity-based outperformance	7,150		—	—		7,150			—		7,150
Incentive fee	—		—	—		—		—	—		—
Quarterly fee	1,782		—	—		1,782		—	—		1,782
Transaction costs	6,717		—	—		6,717		239	(239	)(37)	6,717
Interest expense	17,360		—	—		17,360		227	(227	)(38)	17,360
Occupancy	4,348		198	—		4,546		1,384	—		5,732
Depreciation and amortization	24,307		5	411	(35)	24,723		1,965	—		26,272
Goodwill impairment	—		—	—		—			—		—
Service, sub-advisor and mutual fund expense	—		—	—		—			—		—
Other expenses	8,801		1,073	—		9,874		3,721	—		12,522
Total expenses	492,101		19,226	(6,976)		504,351		94,067	(9,468)		576,700
Income (loss) before taxes	(11,943)		1,136	(411)		(11,218)		(848)	466		(12,325)
Provision (benefit) for income taxes	(6,766)		—	—		(6,766)		(342)	186	(39)	(6,922)
Net income (loss)	(5,177)		1,136	(411)		(4,452)		(506)	280		(5,403)
Less: net income (loss) attributable to non-controlling interests	8,864		—	—		8,864		—	—		8,864
Net income (loss) attributable to RCS Capital Corporation	$(14,041)		$1,136	$(411)		$(13,316)		$(506)	$280		$(14,267)
Earnings per share:
Basic	(1.23)					(1.17)					(0.72)
Diluted	(1.23	)(46)				(1.17	)(46)				(0.72	)(46)
Weighted average common shares(2):
Basic	15,567			125		15,692			11,265		26,832
Diluted	15,567			125		15,692			11,265		26,832

Unaudited Pro Forma Consolidated Statement of Operations
March 31, 2014
(in thousands)

	RCAP with Cetera Pro Forma	Strategic Capital Historical(10)	Strategic Capital Merger Adjustments		RCAP and Cetera with Strategic Capital	Cetera Financing Related Adjustments (portions of the financing contingent on closing other pending acquisitions)(11)		Total Mergers and Acquisitions	RCAP Adjustments(12)		RCAP Pro Forma	Offering Adjustments	RCAP Pro Forma with Offering Adjustments
Revenues:
Commissions
Related party products	$92,420	—	—		92,420	—		—	$—		$92,420	—	92,420
Non-Related party products	174,153	26,939	—		201,092	—		121,278	—		295,431	—	295,431
Dealer manager fees
Related party products	44,438	—	—		44,438	—		—	—		44,438	—	44,438
Non-Related party products	(3,174)	10,606	—		7,432	—		4,365	—		1,191	—	1,191
Investment banking advisory services
Related party products	31,732	—	—		31,732	—		—	—		31,732	—	31,732
Non-Related party products	—	—	—		—	—		—	—		—	—	—
Advisory and asset-based fees (non-related party)	102,077	—	—		102,077	—		49,138	—		151,215	—	151,215
Transfer agency revenue (related party)	3,386	—	—		3,386	—		—	—		3,386	—	3,386
Services revenue
Related party products	8,100	—	—		8,100	—		—	—		8,100	—	8,100
Non-Related party products	81	—	—		81	—		—	—		81	—	81
Reimbursable expenses
Related party products	6,051	—	—		6,051	—		—	—		6,051	—	6,051
Non-Related party products	30	—	—		30	—		—	—		30	—	30
Other revenues	20,864	1,256	—		22,120	—		21,548	—		42,412	—	42,412
Total revenues	480,158	38,801	—		518,959	—		196,329	—		676,487	—	676,487
Expenses:
Third-party commissions
Related party products	92,420	—	—		92,420	—		—	—		92,420	—	92,420
Non-Related party products	157	—	—		157	—		—	—		157	—	157
Third-party reallowance
Related party products	13,992	—	—		13,992	—		—	—		13,992	—	13,992
Non-Related party products	29	—	—		29	—		—	—		29	—	29
Retail commissions	234,003	25,432	—		259,435	—		129,733	—		363,736	—	363,736
Wholesale commissions	16,461	—	—		16,461	—		—	—		16,461	—	16,461
Internal commission, payroll and benefits	40,221	5,989	—		46,210	—		28,142	—		68,363	—	68,363
Conferences and seminars	6,018	—	—		6,018	—		—	—		6,018	—	6,018
Travel	2,164	391	—		2,555	—		912	—		3,076	—	3,076
Marketing and advertising	5,602	4,376	—		9,978	—		5,875	—		11,477	—	11,477
Professional fees:
Related party expense allocation	683	—	—		683	—		—	—		683	—	683
Non-related party expenses	3,608	358	—		3,966	—		4,635	—		8,243	—	8,243
Data processing	6,278	—	—		6,278	—		2,422	—		8,700	—	8,700
Equity-based outperformance	7,150	—	—		7,150	—		74	—		7,224	—	7,224
Incentive fee	—	—	—		—	—		—	—	(42)	—	—	—
Quarterly fee	1,782	—	—		1,782	—		—	(1,782	)(43)	—	—	—
Transaction costs	6,717	—	—		6,717	—		—	(6,717	)(44)	—	—	—
Interest expense	17,360	—	—		17,360	1,392	(41)	1,445	—		18,805	—	18,805
Occupancy	4,348	122	—		4,470	—		1,996	—		6,344	—	6,344
Depreciation and amortization	24,307	8	2,449	(40)	26,764	—		7,558	—		31,865	—	31,865

Unaudited Pro Forma Consolidated Statement of Operations
March 31, 2014
(in thousands)

	RCAP with Cetera Pro Forma		Strategic Capital(10)	Strategic Capital Merger Adjustments		RCAP and Cetera with Strategic Capital		Cetera Financing Related Adjustments (portions of the financing contingent on closing other pending acquisitions)(11)		Total Mergers and Acquisitions		RCAP Adjustments(12)		RCAP Pro Forma	Offering Adjustments	RCAP Pro Forma with Offering Adjustments
Goodwill impairment	—		—	—		—		—		—		—		—	—	—
Service, sub-advisor and mutual fund expense	—		—	—		—		—		7,175		—		7,175	—	7,175
Other expenses	8,801		131	—		8,932		—		7,847		—		16,648	—	16,648
Total expenses	492,101		36,807	2,449		531,357		1,392		197,814		(8,499)		681,416	—	681,416
Income (loss) before taxes	(11,943)		1,994	(2,449)		(12,398)		(1,392)		(1,485)		8,499		(4,929)	—	(4,929)
Provision (benefit) for income taxes	(6,766)		—	(980	)(40)	(7,746)		(557	)(41)	(1,216)		7,982	(45)	—	—	—
Net income (loss)	(5,177)		1,994	(1,469)		(4,652)		(835)		(269)		517		(4,929)	—	(4,929)
Less: net income (loss) attributable to non-controlling interests	8,864		—	—		8,864		—		—		—		8,864	—	8,864
Net income (loss) attributable to RCS Capital Corporation	$(14,041)		$1,994	$(1,469)		$(13,516)		$(835)		$(269)		$517		$(13,793)	$—	$(13,793)
Earnings per share:
Basic	(1.23)					(1.17)				(0.42)				(0.67)		(0.38)
Diluted	(1.23	)(46)				(1.17	)(46)			(0.42	)(46)			(0.67) (46)		(0.38	)(46)
Weighted average common shares(2):
Basic	15,567			257		15,824				12,537		—		28,104	21,469	49,573
Diluted	15,567			257		15,824				12,537		—		28,104	21,469	49,573

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(1)	Reflects the historical Consolidated Statement of Income of the Company for the period indicated.
(2)	Reflects the calculation of the weighted average shares outstanding (in thousands, except share price data). The basic and diluted EPS disclosed on the Unaudited Pro Forma Consolidated Statement of Operations utilize the share price of $38.92, the closing price of the Company’s Class A common stock on March 31, 2014. Refer to the table below.

As of March 31, 2014:

	Stock consideration	Price(iv)	Basic EPS impact	Diluted EPS impact
RCAP Historical(i)			15,567	15,567
ICH	$21,000	$38.92	540	540
Summit(ii)	9,800	$28.00	350	350
Luxor – convertible preferred stock(iii)	270,000	$20.26	—	—
Luxor – convertible notes(iii)	120,000	$21.18	—	—
JP Turner	4,860	$38.92	125	125
First Allied	438,434	$38.92	11,265	11,265
Strategic Capital	10,000	$38.92	257	257
Follow-on Issuance(v)	434,747	$20.25	21,469	21,469
Total	$1,308,841		49,573	49,573
i.	Reflects the Company's weighted average Class A common shares used in basic and diluted computation as presented in the historical financial statements.
ii.	The Company’s Class A common stock is subject to a cap of $28.00 for the Summit acquisition.
iii.	These instruments do not impact the diluted earnings per share calculation due to the loss from operations.
iv.	The price of $38.92 is based on the closing price of the Company’s Class A common stock as of March 31, 2014. All other prices reflected in the table above are contractual as set forth in the respective commitment letters or letter of intent.
v.	The Company raised $434.7 million from the public offering and the concurrent private offering using the public offering price and does not include the underwriters’ over-allotment option.

The table below summarizes the impact to the shares utilized in the basic and diluted EPS computations if the Company computed the shares to be issued using the closing share price of the Class A common stock on April 1, 2014 of $39.50, which was the highest closing price of the Class A common stock.

As of April 1, 2014:

	Stock consideration	Price(iv)	Basic EPS impact	Diluted EPS impact
RCAP Historical(i)			15,567	15,567
ICH	$21,000	$39.50	532	532
Summit(ii)	9,800	$28.00	350	350
Luxor – convertible preferred stock(iii)	270,000	$20.26	—	—
Luxor – convertible notes(iii)	120,000	$21.18	—	—
JP Turner	4,860	$39.50	123	123
First Allied	444,968	$39.50	11,265	11,265
Strategic Capital	10,000	$39.50	253	253
Follow-on Issuance(v)	642,507	$39.50	16,266	16,266
Total	$1,523,135		44,356	44,356
i.	Reflects the Company's weighted average Class A common shares used in basic and diluted computation as presented in the historical financial statements.

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

ii.	The Company’s Class A common stock is subject to a cap of $28.00 for the Summit acquisition.
iii.	These instruments do not impact the diluted earnings per share calculation due to the loss from operations.
iv.	The price of $39.50 is based on the closing price of the Company’s Class A common stock as of April 1, 2014, which was the highest closing price since the IPO. All other prices reflected in the table above are contractual as set forth in the respective commitment letters or letter of intent.
v.	The Company raised $642.5 million from the public offering and the concurrent private offering and does not include the underwriter’s over-allotment option.

The table below summarizes the impact to the shares utilized in the basic and diluted EPS computations if the Company computed the shares to be issued using the closing share price of the Class A common stock on the public offering price, or $20.25, which is a more recent price of the Class A common stock.

As of June 4, 2014:

	Stock consideration	Price(iv)	Basic EPS impact	Diluted EPS impact
RCAP Historical(i)			15,567	15,567
ICH	$21,000	$20.25	1,037	1,037
Summit(ii)	9,800	$20.25	484	484
Luxor – convertible preferred stock(iii)	270,000	$20.26	—	—
Luxor – convertible notes(iii)	120,000	$21.18	—	—
JP Turner	4,860	$20.25	240	240
First Allied	228,116	$20.25	11,265	11,265
Strategic Capital	10,000	$20.25	494	494
Follow-on Issuance(v)	434,747	$20.25	21,469	21,469
Total	$1,098,523		50,556	50,556
i.	Reflects the Company's weighted average Class A common shares used in basic and diluted computation as presented in the historical financial statements.
ii.	The Company’s Class A common stock is subject to a cap of $28.00 for the Summit acquisition.
iii.	These instruments do not impact the diluted earnings per share calculation due to the loss from operations.
iv.	The price of $20.25 is based on the public offering price per share. All other prices reflected in the table above are contractual as set forth in the respective commitment letters or letter of intent.
v.	The Company raised $434.7 million from the public offering and the concurrent private offering and does not include the underwriters’ over-allotment option.
(3)	Reflects the historical Consolidated Statement of Income of Cetera for the period indicated.
(4)	Reflects pro forma adjustments to record Cetera financing related interest expense adjustment. This adjustment excludes a portion of the commitment in respect of the first lien term facility which is subject to automatic reduction if certain of the pending acquisitions are abandoned or terminated.
(5)	Reflects the historical Combined Statement of Revenue and Expenses of Hatteras for the period indicated.
(6)	Reflects the historical Condensed Consolidated Statement of Operations of ICH for the period indicated.
(7)	Reflects the historical Condensed Consolidated Statement of Income of Summit for the period indicated.
(8)	Reflects the historical Consolidated Statement of Income of JP Turner for the period indicated.
(9)	Reflects the historical Consolidated Statement of Operations of First Allied for the period indicated.
(10)	Reflects the historical Consolidated Statement of Income of Strategic Capital for the period indicated.

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(11)	Reflects pro forma adjustments to record the portion of the commitment in respect of the first lien term facility which is subject to mandatory prepayment if certain of the pending acquisitions are abandoned or terminated. The contingent adjustment is an aggregate of $80.0 million as follows: (i) with respect to the ICH acquisition, $15.0 million; (ii) with respect to the Hatteras acquisition, $31.0 million; and (iii) with respect to the Summit acquisition, $34.0 million. The first lien term facility will be subject to a mandatory prepayment by the same amounts if any or all of the ICH acquisition, the Hatteras acquisition and the Summit acquisition are abandoned or terminated after the completion of the Cetera acquisition.
(12)	Reflects Pro Forma adjustments to the historical Statement of Operations of the Company to reflect the impact of certain related party transactions. Excludes approximately $57.0 million to $65.0 million of projected annualized operating synergies the Company expects to achieve in the first twelve months of combined operations, including: approximately $27.0 million to $30.0 million in strategic partner revenues; $12.4 million to $15.0 million in registered representative services revenue; $11.2 million in back-office management and technology efficiencies; $4.3 million to $6.0 million in clearing expense efficiencies; $0.7 million in public company expense efficiencies and $1.2 to $2.0 million in other operating efficiencies. The Company expects to incur $2.0 million to $5.0 million in one-time costs to achieve these synergies.
(13)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with Cetera for the three months ended March 31, 2014 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(14)	Reflects the elimination of transaction expenses incurred in connection with the financing of the Cetera acquisition.
(15)	Reflects the elimination of interest expense due to the repayment of Cetera’s long-term debt.
(16)	Reflects the amortization expense on Cetera’s intangible assets for the three months ended March 31, 2014 assuming their useful life will be 9.5 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)(i)	Amortization expense for three months ended (in millions)
$880.9	9.5	$92.7	$23.2
i.	Excludes $1.1 million of existing depreciation recorded by Cetera.
(17)	Reflects the income tax effect of the pro forma adjustments to Cetera’s historical consolidated financial statements for the three months ended March 31, 2014.

(in millions)
Pro forma Adjustments	$(12.2)
Tax effect @ 40%(i)	$(4.9)
i.	Reflects tax effect of Cetera’s pro forma adjustments using an assumed tax rate of 40%.
(18)	Reflects the interest expense on long-term debt issued in connection with the Cetera acquisition. Reflects the pro forma adjustments to the Company’s historical consolidated statements of operations for the three months ended March 31, 2014 for interest expense on long-term debt and convertible notes issued in connection with the transactions using interest rates that range from 5% to 10.25%. The tax benefit effect for this expense is $6.9 million million using an assumed tax rate of 40%.
(19)	Reflects the elimination of transaction expenses incurred by Hatteras in connection with the acquisition.
(20)	Reflects the elimination of interest expense due to the anticipated repayment of Hatteras’ line of credit and notes payable.

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(21)	Reflects the amortization expense on Hatteras’ intangible assets primarily related to customer relationships with fund of hedge funds products that are structured as mutual funds for the three months ended March 31, 2014 assuming their useful life will be approximately 13 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for three months ended (in millions)
$54.5	13.2	$4.1	$1.0
(22)	Reflects the Pro Forma income tax adjustments to Hatteras’ historical combined financial statements:

(in millions)
Historical income before taxes	$1.7
Pro forma Adjustments	(0.6)
Total income before taxes	1.1
Tax effect @ 40% (i)	$0.4
i.	Reflects tax effect of Hatteras’ historical income before taxes and pro forma adjustments using an assumed tax rate of 40% as if it was taxed as a corporation.
(23)	Reflects the pro forma adjustments to Hatteras’ combined historical financial statements for the three months ended March 31, 2014 to reflect the fact that following the acquisition there is no longer a non-controlling interest.
(24)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with ICH for the three months ended March 31, 2014 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(25)	Reflects the amortization expense for forgivable loans based on a fair value of $1.2 million and a two year useful life.
(26)	Reflects the elimination of transaction expenses incurred by ICH in connection with the acquisition.
(27)	Reflects the amortization expense on ICH’s intangible assets primarily related to client relationships for the three months ended March 31, 2014 assuming their useful life will be approximately 14.0 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for three months ended (in millions)
$32.7	14.0	$2.3	$0.6
(28)	Reflects the income tax effect of the pro forma adjustments to ICH’s historical consolidated financial statements for the three months ended March 31, 2014.

(in millions)
Pro forma Adjustments	$(0.4)
Tax effect @ 40%(i)	$(0.2)
i.	Reflects tax effect of ICH’s pro forma adjustments using an assumed tax rate of 40%.

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(29)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with Summit for the three months ended March 31, 2014 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(30)	Reflects the amortization expense for forgivable loans based on a fair value of $0.5 million and a four year useful life.
(31)	Reflects the elimination of transaction expenses incurred by Summit in connection with the acquisition.
(32)	Reflects the amortization expense on Summit’s intangible assets primarily related to client relationships for the three months ended March 31, 2014 assuming their useful life will be approximately 8.7 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for three months ended (in millions)
$32.7	8.7	$3.8	$1.0
(33)	Reflects the income tax effect of the pro forma adjustments to Summit’s historical consolidated financial statements for the three months ended March 31, 2014.

(in millions)
Pro forma Adjustments	$(0.5)
Tax effect @ 40%(i)	$(0.2)
i.	Reflects tax effect of Summit’s pro forma adjustments using an assumed tax rate of 40%.
(34)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with JP Turner for the three months ended March 31, 2014 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(35)	Reflects the amortization expense on JP Turner’s intangible assets for the three months ended March 31, 2014 assuming their useful life will be approximately 8.4 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for three months ended (in millions)
$13.9	8.4	$1.7	$0.4
(36)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with First Allied for the three months ended March 31, 2014 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(37)	Reflects the elimination of transaction expenses incurred by First Allied in connection with the acquisition by RCAP Holdings, LLC.
(38)	Reflects the elimination of interest expense due to the anticipated repayment of First Allied’s term loan and revolving line of credit.

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(39)	Reflects the income tax effect of the pro forma adjustments to First Allied’s historical consolidated financial statements for the three months ended March 31, 2014.

(in millions)
Pro forma Adjustments	$0.5
Tax effect @ 40%(i)	$0.2
i.	Reflects tax effect of First Allied’s pro forma adjustments using an assumed tax rate of 40%.
(40)	Reflects the amortization expense on Strategic Capital intangible assets for the three months ended March 31, 2014 assuming their useful life will be approximately 13 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined based on the useful life of intangible assets in the acquisition of a similar company. The Company is in the process of engaging an independent appraisal expert to conduct the purchase price allocation; therefore, information regarding the amount, types of and useful lives of the intangibles are our best estimates at the time of this prospectus. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group. The tax effect of this adjustment is using an assumed 40% tax rate.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for three months ended (in millions)
$127.4	13.0	$9.8	$2.5
(41)	Reflects pro forma adjustment to record the additional interest expense and discount amortization for the additional $80.0 million of contingent commitments with respect to the First Lien Facility. The tax effect of this adjustment is using an assumed 40% tax rate.
(42)	The total incentive fee is negative, therefore, it is not reflected in the Pro Forma Consolidated Statement of Operations.
(43)	Reflects the reversal of the Company’s quarterly fee expense for the three months ended March 31, 2014. Pursuant to an agreement, RCS Capital Management implements the Company’s business strategy, as well as the business strategy of the Operating Subsidiaries, and performs executive and management services for the Company and Operating Subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors. The reversal is due to the fact that the aggregate income before taxes for the Company on a consolidated Pro Forma basis was negative and therefore, no quarterly fee would be charged. We will have significant intangible assets and long-term debt as a result of the recent and pending acquisitions. The intangible assets will be amortized over their useful lives resulting in amortization expense. The long-term debt pays interest which results in interest expense. The long-term debt requires us to pay interest which results in interest expense. As a result, we anticipate incurring recurring losses in future periods because of the significant level of amortization of intangible assets acquired and new interest expense.
(44)	Reflects the elimination of transaction expenses incurred in connection with the acquisitions.
(45)	Reflects the assumption that the Company will not recognize the tax benefit associated with the 2013 loss as a result of being in a cumulative loss position, stemming from increased interest expense and amortization expense following the completion of the pending acquisitions.
(46)	Assumes the same number of shares for the basic and diluted EPS calculations because of the loss from operations. EPS also includes a 7% convertible preferred dividend paid of $4.7 million. Also, reflects $0.3 million of dividend equivalents on restricted stock as reflected in the Company's historical financial statements for the period indicated.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”)

The Company uses EBITDA and adjusted EBITDA, which are non-GAAP measures, as supplemental measures of its performance that are not required by, or presented in accordance with accounting principles generally accepted in the United States (“GAAP”). None of the non-GAAP measures should be considered as an alternative to any other performance measure derived in accordance with GAAP. The Company uses EBITDA and adjusted EBITDA as an integral part of its report and planning processes and as one of the primary measures to, among other things:

•	monitor and evaluate the performance of the Company's business operations;
•	facilitate management's internal comparisons of the historical operating performance of the Company's business operations;
•	facilitate management's external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels;
•	analyze and evaluate financial and strategic planning decisions regarding future operating investments; and
•	plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, adjusted to exclude acquisition related expenses and equity-based compensation and other significant one-time items. The Company believes similarly titled measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry, many of which present EBITDA and adjusted EBITDA and other similar metrics when reporting their financial results. The Company's presentation of Pro Forma EBITDA and Pro Forma adjusted EBITDA should not be construed to imply that our future results will be unaffected by unusual or nonrecurring items.

The following table provides a reconciliation of the Company's Pro Forma net income (loss) attributable to RCS Capital Corporation (GAAP) to the Company's Pro Forma EBITDA (Non-GAAP) and adjusted EBITDA (Non-GAAP) for the three months ended March 31, 2014:

	RCAP	Cetera(1)	Hatteras	ICH	Summit	JP Turner	First Allied	Strategic Capital	Total
Net income (loss):
Historical	3,792	(122)	1,737	(966)	414	1,136	(506)	1,994	7,479
Pro forma adjustments	517	(18,546)	(1,064)	(260)	(319)	(411)	280	(1,469)	(21,272)
Pro-forma income tax adjustments	11,226	(10,567)	448	(158)	187	—	(156)	(980)	—
Non-controlling interests	8,864	—	—	—	—	—	—	—	8,864
Pro forma net income (loss)	24,399	(29,235)	1,121	(1,384)	282	725	(382)	(455)	(4,929)
add back: interest expense	—	18,752	—	53	—	—	—	—	18,805
add back: depreciation and amortization expense	51	24,256	1,076	625	1,019	416	1,965	2,457	31,865
EBITDA (Non-GAAP)	24,450	13,773	2,197	(706)	1,301	1,141	1,583	2,002	45,741
add back: non-cash equity compensation	10,213	639	—	74	—	—	963	—	11,889
add back: capitalized advisor expenses	—	3,250	—	—	37	—	—	—	3,287
add back: other	1,945	462	390	70	602	36	590	(850)	3,245
Adjusted EBITDA (Non-GAAP)	$36,608	$18,124	$2,587	$(562)	$1,940	$1,177	$3,136	$1,152	$64,162

(1)	Includes results of operations for Cetera and Cetera financing related adjustments and the portion contingent on closing pending acquisitions.

The non-GAAP measures have limitations as analytical tools, and you should not consider any of these measures in isolation or as a substitute for analyses of our income or cash flows as reported under GAAP.

Some of these limitations are:

•	they do not reflect the Company's cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	they do not reflect changes in, or cash requirements for, the Company's working capital needs;
•	they do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company's debt; and
•	depreciation and amortization are non-cash expense items that are reflected in the Company's statements of cash flows.

In addition, other companies in the Company's industry may calculate these measures differently than the Company does, limiting their usefulness as a comparative measure. The Company compensates for these limitations by relying primarily on its GAAP results and using the non-GAAP measures only for supplemental purposes.

The bank facilities and the convertible notes we entered into and issued in connection with the Cetera financings include covenants and other provisions based on a definition of EBITDA, which we refer to as Cetera EBITDA, that will differ from the definition of EBITDA described above. Furthermore, the convertible preferred stock we issued in connection with the Cetera financings also includes covenants and other provisions based on a definition of EBITDA, which is defined in the certificate of designation governing the convertible preferred stock, or the certificate of designation, as LTM, or the last 12 months, Adjusted EBITDA differs from both the definition of EBITDA described above and Cetera EBITDA.

Cetera EBITDA is used, among other things, in calculating the Leverage Ratio, First Lien Leverage Ratio, Secured Leverage Ratio and Fixed Charge Covenant Ratio, as defined in the credit agreement related to the first lien term facility, or the credit agreement in calculating similar ratios in the indenture governing the convertible notes, or the indenture. These ratios are used under both agreements as part of covenants relating to, among other things, incurrence of debt and payment of dividends and distributions.

Cetera EBITDA is generally comparable to EBITDA and adjusted EBITDA. Under the credit agreement and the indenture, Cetera EBITDA is similar to EBITDA, subject to certain additional adjustments, including further adjustments to add back (i) equity-based compensation and other non-cash charges and extraordinary, nonrecurring or unusual losses or expenses; (ii) fees and expenses incurred in connection with equity issuances and debt incurrences, and certain fees and expenses incurred in connection with the Cetera financings, the recent and pending acquisitions and other permitted acquisitions, which, in the aggregate (other than fees and expenses for the Cetera financings and the pending acquisitions to the extent scheduled), do not exceed 10% of Cetera EBITDA for the relevant period; (iii) certain projected net cost savings and synergies related to the recent and pending acquisitions and the Cetera financings based on actions to be taken within 18 months; and (iv) projected net cost savings and synergies related to other acquisitions and asset sales permitted under the credit agreement based on actions to be taken within 12 months, which, in the aggregate and prior to giving effect to such net cost savings and synergies, do not exceed 10% of Cetera EBITDA for the four quarters preceding the relevant determination date. The adjustments made to EBITDA to derive adjusted EBITDA are similar to the adjustments made to EBITDA to derive Cetera EBITDA, but there are also differences that could lead the results to not be comparable under certain circumstances, such as the differences in adjustments made to add back acquisition related expenses.

In addition, LTM Adjusted EBITDA is used as part of covenants relating to incurrence of debt in the certificate of designation. LTM Adjusted EBITDA is similar to EBITDA, subject to certain additional adjustments, including further adjustments for employee share-based compensation expense, acquisition and integration related expenses and equity issuance and related offering costs. The adjustments made to EBITDA to derive adjusted EBITDA are similar to the adjustments made to EBITDA to derive LTM Adjusted EBITDA, but there are also differences that could lead the results to not be comparable under certain circumstances, such as the adjustment made to add back integration related expenses.

We also use Core Earnings, a non-GAAP measure, to calculate the incentive fee payable to RCS Capital Management under our services agreement. While Core Earnings includes certain adjustments for non-cash items, it is based on after-tax GAAP net income and also includes adjustments for items such as unrealized gains or losses recorded for the period and the payment of incentive fees. Accordingly, Core Earnings is not comparable to EBITDA or adjusted EBITDA.

Unaudited Pro Forma Consolidated Statement of Operations
December 31, 2013
(in thousands)

	RCAP Historical(1)	Cetera Historical(3)	Walnut Historical(4)	Tower Square Historical(5)	Cetera Acquisition Related Adjustments		Walnut Acquisition Related Adjustments		Tower Square Acquisition Related Adjustments		Cetera Financing Related Adjustments (excluding portions of the financing contingent on closing other pending acquisitions)(6)		RCAP with Cetera Pro Forma
Revenues:
Commissions
Related party products	$400,560	$—	$—	$—	$—		$—		$—		$—		$400,560
Non-related party products	116,074	636,951	34,715	17,061	(40,924	)(15)	—		—		—		763,877
Dealer manager fees
Related party products	227,420	—	—	—	—		—		—		—		227,420
Non-related party products	56,381	—	—	—	(27,163	)(15)	—		—		—		29,218
Investment banking advisory services
Related party products	45,484	—	—	—	—		—		—		—		45,484
Non-related party products	—	—		—	—		—		—		—		—
Advisory and asset-based fees (non-related party)	—	347,632	37,671	7,710	—		—		—		—		393,013
Transfer agency revenue (related party)	8,667	—	—	—	—		—		—		—		8,667
Services revenue													—
Related party products	24,968	—	—	—	—		—		—		—		24,968
Non-related party products	492	—	—	—	—		—		—		—		492
Reimbursable expenses													—
Related party products	6,375	—	—	—	—		—		—		—		6,375
Non-related party products	100	—	—	—	—		—		—		—		100
Other revenues	(26)	87,094	3,476	1,751	—		—		—		—		92,295
Total revenues	886,495	1,071,677	75,862	26,522	(68,087)		—		—		—		1,992,469
Expenses:
Third-party commissions
Related party products	400,598	—	—	—	—		—		—		—		400,598
Non-related party products	116,074	—	—	—	—		—		—		—		116,074
Third-party reallowance
Related party products	65,018	—	—	—	—		—		—		—		65,018
Non-related party products	19,563	—	—	—	—		—		—		—		19,563
Retail commissions	—	854,931	66,335	23,005	(68,087	)(15)	—		—		—		876,184
Wholesale commissions	101,702	—	—	—	—		—		—		—		101,702
Internal commission, payroll and benefits	14,292	91,273	3,900	1,499	—		—		—		—		110,964
Conferences and seminars	25,486	—	—	—	—		—		—		—		25,486
Travel	7,623	—	—	—	—		—		—		—		7,623
Marketing and advertising	8,611	10,604	—	—	—		—		—		—		19,215
Professional fees:
Related party expense allocation	930	—	—	—	—		—		—		—		930
Non-related party expenses	3,663	15,287	—	—	—		—		—		—		18,950
Data processing	6,268	15,512	4,437	1,551	—		—		—		—		27,768
Equity-based outperformance	492	—	—	—	—		—		—		—		492
Incentive fee	273	—	—	—	—		—		—		—		273
Quarterly fee	5,996	—	—	—	—		—		—		—		5,996
Transaction costs	4,587	10,110	—	—	(10,110	)(16)	—		—		—		4,587
Interest expense	—	11,886	79	74	(11,886	)(17)	—		—		66,604	(22)	66,757
Occupancy	2,717	10,514	—	—	—		—		—		—		13,231
Depreciation and amortization	150	17,989	—	—	78,355	(18)	1,296	(20)	602	(21)	—		98,392
Goodwill impairment	—	—	—	—	—		—		—		—		—
Service, sub-advisor and mutual fund expense	—	—	—	—	—		—		—		—		—
Other expenses	1,900	28,269	3,540	1,465	—		—		—		—		35,174
Total expenses	785,943	1,066,375	78,291	27,594	(11,728)		1,296		602		66,604		2,014,977
Income (loss) before taxes	100,552	5,302	(2,429)	(1,072)	(56,359)		(1,296)		(602)		(66,604)		(22,508)
Provision (benefit) for income taxes	2,202	2,184	(886)	(376)	(22,543	)(19)	(518)		(241	)(21)	(26,642	)(22)	(46,820)
Net income (loss)	98,350	3,118	(1,543)	(696)	(33,816)		(778	)(20)	(361)		(39,962)		24,312
Less: net income (loss) attributable to non-controlling interests	95,749	—	—	—	—		—		—		—		95,749
Net income (loss) attributable to RCS Capital Corporation	$2,601	$3,118	$(1,543)	$(696)	$(33,816)		$(778)		$(361)		$(39,962)		$(71,437)
Earnings per share:
Basic	1.04												(36.13)
Diluted	1.04												(36.13	)(55)
Weighted average common shares(2):
Basic	2,500												2,500
Diluted	2,500												2,500

Unaudited Pro Forma Consolidated Statement of Operations
December 31, 2013
(in thousands)

	RCAP with Cetera Pro Forma		Hatteras Historical(7)	Hatteras Merger Adjustments		RCAP and Cetera with Hatteras Pro Forma		ICH Historical(8)	ICH Acquisition Related Adjustments		RCAP and Cetera with ICH Pro Forma		Summit Historical(9)	Summit Acquisition Related Adjustments		RCAP and Cetera with Summit Pro Forma
Revenues:
Commissions
Related party products	$400,560		$—	$—		$400,560		$—	$—		$400,560		$—	$—		$400,560
Non-related party products	763,877		—	—		763,877		72,029	(4,433	)(28)	831,473		81,838	(6,672	)(33)	839,043
Dealer manager fees
Related party products	227,420		—	—		227,420		—	—		227,420		—	—		227,420
Non-related party products	29,218		—	—		29,218		—	—		29,218		—	—		29,218
Investment banking advisory services
Related party products	45,484		—	—		45,484		—	—		45,484		—	—		45,484
Non-related party products	—		—	—		—		—	—		—		—	—		—
Advisory and asset-based fees (non-related party)	393,013		41,662	—		434,675		17,964	(2,977	)(28)	408,000		—	—		393,013
Transfer agency revenue (related party)	8,667		—	—		8,667		—	—		8,667		—	—		8,667
Services revenue
Related party products	24,968		—	—		24,968		—	—		24,968		—	—		24,968
Non-related party products	492		—	—		492		—	—		492		—	—		492
Reimbursable expenses
Related party products	6,375		—	—		6,375		—	—		6,375		—	—		6,375
Non-related party products	100		—	—		100		—	—		100		—	—		100
Other revenues	92,295		5,895	—		98,190		3,210	—		95,505		5,781	—		98,076
Total revenues	1,992,469		47,557	—		2,040,026		93,203	(7,410)		2,078,262		87,619	(6,672)		2,073,416
Expenses:
Third-party commissions
Related party products	400,598		—	—		400,598		—	—		400,598		—	—		400,598
Non-related party products	116,074		—	—		116,074		—	—		116,074		—	—		116,074
Third-party reallowance
Related party products	65,018		—	—		65,018		—	—		65,018		—	—		65,018
Non-related party products	19,563		—	—		19,563		—	—		19,563		—	—		19,563
Retail commissions	876,184		—	—		876,184		74,718	(7,410	)(28)	943,492		69,237	(6,672	)(33)	938,749
Wholesale commissions	101,702		—	—		101,702		—	—		101,702		—	—		101,702
Internal commission, payroll and benefits	110,964		12,848	—		123,812		7,027	600	(29)	118,591		7,515	125	(34)	118,604
Conferences and seminars	25,486		—	—		25,486		—	—		25,486		—	—		25,486
Travel	7,623		—	—		7,623		—	—		7,623		—	—		7,623
Marketing and advertising	19,215		—	—		19,215		1,621	—		20,836		—	—		19,215
Professional fees:
Related party expense allocation	930		—	—		930		—	—		930		—	—		930
Non-related party expenses	18,950		—	—		18,950		6,998			25,948		—	—		18,950
Data processing	27,768		—	—		27,768		1,491	—		29,259		456	—		28,224
Equity-based outperformance	492		—	—		492		—	—		492		—	—		492
Incentive fee	273		—	—		273		—	—		273		—	—		273
Quarterly fee	5,996		—	—		5,996		—	—		5,996		—	—		5,996
Transaction costs	4,587		1,214	(1,214	)(23)	4,587		846	(846	)(30)	4,587		1,196	(1,196	)(35)	4,587
Interest expense	66,757		156	(156	)(24)	66,757		158	—		66,915		—	—		66,757
Occupancy	13,231		—	—		13,231		254	—		13,485		791	—		14,022
Depreciation and amortization	98,392		645	4,139	(25)	103,176		243	2,332	(31)	100,967		200	3,777	(36)	102,369
Goodwill impairment	—		—			—		—	—		—		—	—		—
Service, sub-advisor and mutual fund expense	—		23,997	—		23,997		—	—		—		—	—		—
Other expenses	35,174		3,504	—		38,678		2,411	—		37,585		4,027	—		39,201
Total expenses	2,014,977		42,364	2,769		2,060,110		95,767	(5,324)		2,105,420		83,422	(3,966)		2,094,433
Income (loss) before taxes	(22,508)		5,193	(2,769)		(20,084)		(2,564)	(2,086)		(27,158)		4,197	(2,706)		(21,017)
Provision (benefit) for income taxes	(46,820)		—	969	(26)	(45,851)		(828)	(834	)(32)	(48,482)		1,648	(1,082	)(37)	(46,254)
Net income (loss)	24,312		5,193	(3,738)		25,767		(1,736)	(1,252)		21,324		2,549	(1,624)		25,237
Less: net income (loss) attributable to non-controlling interests	95,749		968	(968	)(27)	95,749		—	—		95,749		—	—		95,749
Net income (loss) attributable to RCS Capital Corporation	$(71,437)		$4,225	$(2,770)		$(69,982)		$(1,736)	$(1,252)		$(74,425)		$2,549	$(1,624)		$(70,512)
Earnings per share:
Basic	(36.13)					(35.55)					(25.61)					(29.47)
Diluted	(36.13	)(55)				(35.55	)(55)				(25.61	)(55)				(29.47	)(55)
Weighted average common shares(2):
Basic	2,500			—		2,500			1,144		3,644			534		3,034
Diluted	2,500			—		2,500			1,144		3,644			534		3,034

Unaudited Pro Forma Consolidated Statement of Operations
December 31, 2013
(in thousands)

	RCAP with Cetera Pro Forma		JP Turner Historical(10)	JP Turner Merger Adjustments		RCAP and Cetera with JP Turner Pro Forma		First Allied Historical(11)	First Allied Merger Related Adjustments		RCAP and Cetera with First Allied Pro Forma
Revenues:
Commissions
Related party products	$400,560		$—	$—		$400,560		$—	$—		$400,560
Non-Related party products	763,877		77,504	(21,176	)(38)	820,205		188,561	(19,404	)(41)	933,034
Dealer manager fees
Related party products	227,420		—	—		227,420		—	—		227,420
Non-Related party products	29,218		—	(12,791	)(38)	16,427		—	(12,835	)(41)	16,383
Investment banking advisory services
Related party products	45,484		—	—		45,484		—	—		45,484
Non-Related party products	—		2,036	—		2,036		—	—		—
Advisory and asset-based fees (non-related party)	393,013		—	—		393,013		117,904	—		510,917
Transfer agency revenue (related party)	8,667		—	—		8,667		—	—		8,667
Services revenue
Related party products	24,968		—	—		24,968		—	—		24,968
Non-Related party products	492		—	—		492		—	—		492
Reimbursable expenses
Related party products	6,375		—	—		6,375		—	—		6,375
Non-Related party products	100		—	—		100		—	—		100
Other revenues	92,295		2,791	—		95,086		47,392	(39	)(42)	139,648
Total revenues	1,992,469		82,331	(33,967)		2,040,833		353,857	(32,278)		2,314,048
Expenses:
Third-party commissions
Related party products	400,598		—	—		400,598		—	—		400,598
Non-Related party products	116,074		—	—		116,074		—	—		116,074
Third-party reallowance											—
Related party products	65,018		—	—		65,018		—	—		65,018
Non-Related party products	19,563		—	—		19,563		—	—		19,563
Retail commissions	876,184		67,098	(33,967	)(38)	909,315		256,804	(32,239	)(41)	1,100,749
Wholesale commissions	101,702		—	—		101,702		—	—		101,702
Internal commission, payroll and benefits	110,964		5,919	—		116,883		51,063	(6,480	)(43)	155,547
Conferences and seminars	25,486		—	—		25,486		—	—		25,486
Travel	7,623		—	—		7,623		1,975	—		9,598
Marketing and advertising	19,215		—	—		19,215		5,015	—		24,230
Professional fees:
Related party expense allocation	930		—	—		930		—	—		930
Non-related party expenses	18,950		—	—		18,950		6,663	(2,598	)(43)	23,015
Data processing	27,768		1,031	—		28,799		6,373	—		34,141
Equity-based outperformance	492		—	—		492		—	—		492
Incentive fee	273		—	—		273		—	—		273
Quarterly fee	5,996		—	—		5,996		—	—		5,996
Transaction costs	4,587		146	(146	)(39)	4,587		—	—		4,587
Interest expense	66,757		—	—		66,757		903	(873	)(44)	66,787
Occupancy	13,231		794	—		14,025		5,527	637	(45)	19,395
Depreciation and amortization	98,392		77	1,644	(40)	100,113		7,091	2,141	(46)	107,624
Goodwill impairment	—		—	—		—		—	—		—
Service, sub-advisor and mutual fund expense	—		—	—		—		—	—		—
Other expenses	35,174		10,480	—		45,654		18,999	—		54,173
Total expenses	2,014,977		85,545	(32,469)		2,068,053		360,413	(39,412)		2,335,978
Income (loss) before taxes	(22,508)		(3,214)	(1,498)		(27,220)		(6,556)	7,134		(21,930)
Provision (benefit) for income taxes	(46,820)		—	—		(46,820)		(2,479)	2,853	(47)	(46,446)
Net income (loss)	24,312		(3,214)	(1,498)		19,600		(4,077)	4,281		24,516
Less: net income (loss) attributable to non-controlling interests	95,749		—	—		95,749		—	—		95,749
Net income (loss) attributable to RCS Capital Corporation	$(71,437)		$(3,214)	$(1,498)		$(76,149)		$(4,077)	$4,281		$(71,233)
Earnings per share:
Basic	(36.13)					(34.38)					(6.55)
Diluted	(36.13	)(55)				(34.38	)(55)				(6.55	)(55)
Weighted average common shares(2):
Basic	2,500			265		2,765			11,265		13,765
Diluted	2,500			265		2,765			11,265		13,765

Unaudited Pro Forma Consolidated Statement of Operations
December 31, 2013
(in thousands)

	RCAP with Cetera Pro Forma	Strategic Capital Historical(12)	Strategic Capital Merger Adjustments	RCAP and Cetera with Strategic Capital Pro Forma	Cetera Financing Related Adjustments (portions of the financing contingent on closing other pending acquisitions)(13)		Total Mergers and Acquisitions	RCAP Adjustments(14)		RCAP Pro Forma	Offering Adjustments	RCAP Pro Forma with Offering Adjustments
Revenues:
Commissions
Related party products	$400,560	$—	$—	$400,560	$—		$—	$—		$400,560	$—	$400,560
Non-Related party products	763,877	42,627	—	806,504	—		410,874	—		1,174,751	—	1,174,751
Dealer manager fees
Related party products	227,420	—	—	227,420	—		—	—		227,420	—	227,420
Non-Related party products	29,218	18,158	—	47,376	—		(7,468)	—		21,750	—	21,750
Investment banking advisory services
Related party products	45,484	—	—	45,484	—		—	—		45,484	—	45,484
Non-Related party products	—	—	—	—	—		2,036	—		2,036	—	2,036
Advisory and asset-based fees (non-related party)	393,013	—	—	393,013	—		174,553	—		567,566	—	567,566
Transfer agency revenue (related party)	8,667	—	—	8,667	—		—	—		8,667	—	8,667
Services revenue
Related party products	24,968	—	—	24,968	—		—	—		24,968	—	24,968
Non-Related party products	492	—	—	492	—		—	—		492	—	492
Reimbursable expenses
Related party products	6,375	—	—	6,375	—		—	—		6,375	—	6,375
Non-Related party products	100	—	—	100	—		—	—		100	—	100
Other revenues	92,295	5,375	—	97,670	—		70,405	—		162,700	—	162,700
Total revenues	1,992,469	66,160	—	2,058,629	—		650,400	—		2,642,869	—	2,642,869
Expenses:
Third-party commissions
Related party products	400,598	—	—	400,598	—		—	—		400,598	—	400,598
Non-Related party products	116,074	—	—	116,074	—		—	—		116,074	—	116,074
Third-party reallowance
Related party products	65,018	—	—	65,018	—		—	—		65,018	—	65,018
Non-Related party products	19,563	—	—	19,563	—		—	—		19,563	—	19,563
Retail commissions	876,184	42,627	—	918,811	—		430,196	—		1,306,380	—	1,306,380
Wholesale commissions	101,702	—	—	101,702	—		—	—		101,702	—	101,702
Internal commission, payroll and benefits	110,964	14,778	—	125,742	—		93,395	—		204,359	—	204,359
Conferences and seminars	25,486	—	—	25,486	—		—	—		25,486	—	25,486
Travel	7,623	1,667	—	9,290	—		3,642	—		11,265	—	11,265
Marketing and advertising	19,215	6,559	—	25,774	—		13,195	—		32,410	—	32,410
Professional fees:
Related party expense allocation	930	—	—	930	—		—	—		930	—	930
Non-related party expenses	18,950	565	—	19,515	—		11,628	—		30,578	—	30,578
Data processing	27,768	—	—	27,768	—		9,351	—		37,119	—	37,119
Equity-based outperformance	492	—	—	492	—		—	—		492	—	492
Incentive fee	273	—	—	273	—		—	1,932	(50)	2,205	—	2,205
Quarterly fee	5,996	—	—	5,996	—		—	(5,996	)(51)	—	—	—
Transaction costs	4,587	—	—	4,587	—		—	(4,587	)(52)	—	—	—
Interest expense	66,757	—	—	66,757	5,416	(49)	5,604	—		72,361	—	72,361
Occupancy	13,231	472	—	13,703	—		8,475	—		21,706	—	21,706

Unaudited Pro Forma Consolidated Statement of Operations
December 31, 2013
(in thousands)

	RCAP with Cetera Pro Forma		Strategic Capital Historical(12)	Strategic Capital Merger Adjustments		RCAP and Cetera with Strategic Capital Pro Forma		Cetera Financing Related Adjustments (portions of the financing contingent on closing other pending acquisitions)(13)		Total Mergers and Acquisitions		RCAP Adjustments(14)		RCAP Pro Forma		Offering Adjustments	RCAP Pro Forma with Offering Adjustments
Depreciation and amortization	98,392		32	9,797	(48)	108,221		—		32,118		—		130,510		—	130,510
Goodwill impairment	—		—	—		—		—		—		—		—		—	—
Service, sub-advisor and mutual fund expense	—		—	—		—		—		23,997		—		23,997		—	23,997
Other expenses	35,174		612	—		35,786		—		40,033		(1,390	)(53)	73,817		—	73,817
Total expenses	2,014,977		67,312	9,797		2,092,086		5,416		671,634		(10,041)		2,676,570		—	2,676,570
Income (loss) before taxes	(22,508)		(1,152)	(9,797)		(33,457)		(5,416)		(21,234)		10,041		(33,701)		—	(33,701)
Provision (benefit) for income taxes	(46,820)		—	(3,919	)(48)	(50,739)		(2,166	)(49)	(5,838)		52,658	(53)	—		—	—
Net income (loss)	24,312		(1,152)	(5,878)		17,282		(3,250)		(15,396)		(42,617)		(33,701)		—	(33,701)
Less: net income (loss) attributable to non-controlling interests	95,749		—	—		95,749		—		—		(95,749	)(54)	—		—	—
Net income (loss) attributable to RCS Capital Corporation	$(71,437)		$(1,152)	$(5,878)		$(78,467)		$(3,250)		$(15,396)		$53,132		$(33,701)		$—	$(33,701)
Earnings per share:
Basic	(36.13)					(31.98)				(2.49)				(1.31)			(0.85)
Diluted	(36.13	)(55)				(31.98	)(55)			(2.49	)(55)			(1.31	)(55)		(0.85	)(55)
Weighted average common shares(2):
Basic	2,500			545		3,045				13,753		24,000		40,253		21,469	61,722
Diluted	2,500			545		3,045				13,753		24,000		40,253		21,469	61,722

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(1)	Reflects the historical Consolidated Statement of Income of the Company for the period indicated.
(2)	Reflects the calculation of the weighted average shares outstanding (in thousands, except share price data). The basic and diluted EPS disclosed on the Unaudited Pro Forma Consolidated Statement of Operations utilize the share price of $18.35, the closing price of the Company’s Class A common stock on December 31, 2013. Refer to the table below.

As of December 31, 2013:

	Stock consideration	Price(ii)	Basic EPS impact	Diluted EPS impact
RCAP Historical			2,500	2,500
ICH	$21,000	$18.35	1,144	1,144
Summit	9,800	$18.35	534	534
Luxor – convertible preferred stock(i)	270,000	$20.26	—	—
Luxor – convertible notes(i)	120,000	$21.18	—	—
JP Turner	4,860	$18.35	265	265
First Allied	206,711	$18.35	11,265	11,265
Strategic Capital	10,000	$18.35	545	545
Exchange of Class B shares	—	—	24,000	24,000
Follow-on Issuance(iii)	434,747	$20.25	21,469	21,469
Total	$1,077,118		61,722	61,722
i.	These instruments do not impact the diluted earnings per share calculation due to the loss from operations.
ii.	The price of $18.35 is based on the closing price of the Company’s Class A common stock as of December 31, 2013. All other prices reflected in the table above are contractual as set forth in the respective commitment letters or letter of intent.
iii.	The Company raised $434.7 million from the public offering and the concurrent private offering using the public offering price per share, and does not include the underwriters’ over-allotment option.

The table below summarizes the impact to the shares utilized in the basic and diluted EPS computations if the Company computed the shares to be issued using the closing share price of the Class A common stock on April 1, 2014 of $39.50, which was the highest closing price of the Class A common stock.

As of April 1, 2014:

	Stock consideration	Price(iii)	Basic EPS impact	Diluted EPS impact
RCAP Historical			2,500	2,500
ICH	$21,000	$39.50	532	532
Summit(i)	9,800	$28.00	350	350
Luxor – convertible preferred stock(ii)	270,000	$20.26	—	—
Luxor – convertible notes(ii)	120,000	$21.18	—	—
JP Turner	4,860	$39.50	123	123
First Allied	444,968	$39.50	11,265	11,265
Strategic Capital	10,000	$39.50	253	253
Exchange of Class B shares	—	—	24,000	24,000
Follow-on Issuance(iv)	642,507	$39.50	16,266	16,266
Total	$1,523,135		55,289	55,289
i.	Company’s Class A common stock is subject to a cap of $28.00 for the Summit acquisition.
ii.	These instruments do not impact the diluted earnings per share calculation due to the loss from operations.
iii.	The price of $39.50 is based on the closing price of the Company’s Class A common stock as of April 1, 2014, which was the highest closing price since the IPO. All other prices reflected in the table above are contractual as set forth in the respective commitment letters or letter of intent.

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

iv.	The Company raised $642.5 million from the public offering and the concurrent private offering, and does not include the underwriters’ over-allotment option.

The table below summarizes the impact to the shares utilized in the basic and diluted EPS computations if the Company computed the shares to be issued using the public offering price per share of the Class A common stock, or $20.25, which is a more recent price of the Class A common stock.

As of June 4, 2014:

	Stock consideration	Price(iii)	Basic EPS impact	Diluted EPS impact
RCAP Historical			2,500	2,500
ICH	$21,000	$20.25	1,037	1,037
Summit(i)	9,800	$20.25	484	484
Luxor – convertible preferred stock(ii)	270,000	$20.26	—	—
Luxor – convertible notes(ii)	120,000	$21.18	—	—
JP Turner	4,860	$20.25	240	240
First Allied	228,116	$20.25	11,265	11,265
Strategic Capital	10,000	$20.25	494	494
Exchange of Class B shares	—	—	24,000	24,000
Follow-on Issuance(iv)	434,747	$20.25	21,469	21,469
Total	$1,098,523		61,489	61,489
i.	Company’s Class A common stock is subject to a cap of $28.00 for the Summit acquisition.
ii.	These instruments do not impact the diluted earnings per share calculation due to the loss from operations.
iii.	The price of $20.25 is based on the public offering price per share. All other prices reflected in the table above are contractual as set forth in the respective commitment letters or letter of intent.
iv.	The Company raised $434.7 million from the public offering and the concurrent private offering, and does not include the underwriters’ over-allotment option.
(3)	Reflects the historical Consolidated Statement of Income of Cetera for the period indicated.
(4)	Reflects the historical Statement of Operations of Walnut Street Securities, Inc. (“Walnut”) for the eight months ended August 31, 2013. Cetera did not acquire Walnut until the third quarter of 2013; therefore, the historical Consolidated Statement of Income of Cetera only includes Walnut for four months. Walnut did not have any transactions for this period with the Company or Cetera. As such, no intercompany elimination adjustments are reflected in the pro forma financial statements. The results of Walnut for the eight months ended August 31, 2013 and 2012 include overhead charges from affiliates prior to the acquisition by Cetera of $2.6 million and $2.8 million, respectively. Following the acquisition of Walnut by Cetera, Walnut ceased operating as a separate entity and its operations were moved to a more efficient shared service platform and a substantial portion Walnut’s employees were not hired by Cetera. Therefore, we do not believe that these overhead charges are indicative of overhead allocable to Walnut following the acquisition or that the results of operations for of Walnut for the eight months ended August 31, 2013 and 2012 are indicative of what its operating performance would have been if it had been owned by Cetera during the eight months ended August 31, 2013 and 2012.
(5)	Reflects the historical Statement of Operations of Tower Square Securities, Inc. (“Tower Square”) for the eight months ended August 31, 2013. Cetera did not acquire Tower Square until the third quarter of 2013; therefore, the historical Consolidated Statement of Income of Cetera only includes Tower Square for four months. Tower Square did not have any transactions for this period with the Company or Cetera. As such, no intercompany elimination adjustments are reflected in the pro forma financial statements. The results of Tower Square for the eight months ended August 31, 2013 and 2012 include overhead charges from affiliates prior to the acquisition by Cetera of $1.1 million and $1.4 million, respectively. Following the acquisition of Tower Square by Cetera, Tower Square ceased operating as a separate entity and its operations were moved to a more efficient shared service platform and a substantial portion Tower

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

Square’s employees were not hired by Cetera. Therefore, we do not believe that these overhead charges are indicative of overhead allocable to Tower Square following the acquisition or that the results of operations for of Tower Square for the eight months ended August 31, 2013 and 2012 are indicative of what its operating performance would have been if it had been owned by Cetera during the eight months ended August 31, 2013 and 2012.
(6)	Reflects pro forma adjustments to record Cetera financing related interest expense adjustment. This adjustment excludes a portion of the commitment in respect of the first lien term facility which is subject to automatic reduction if certain of the pending acquisitions are abandoned or terminated.
(7)	Reflects the historical Combined Statement of Revenue and Expenses of Hatteras for the period indicated.
(8)	Reflects the historical Condensed Consolidated Statement of Operations of ICH for the period indicated. ICH has a fiscal year that ends on March 31; therefore, in order to present a statement of operations for December 31, 2013 that reflects twelve months of activity, the amounts were derived by adding:
a.	ICH’s Condensed Consolidated Statement of Operations data for the nine months ended December 31, 2013.
b.	ICH’s Condensed Consolidated Statement of Operations data for the year ended March 31, 2013; less ICH’s Condensed Consolidated Statement of Operations data for the nine months ended December 31, 2012.
(9)	Reflects the historical Condensed Consolidated Statement of Income of Summit for the period indicated.
(10)	Reflects the historical Consolidated Statement of Income of JP Turner for the period indicated.
(11)	Reflects the historical Consolidated Statement of Operations of First Allied for the period indicated. First Allied’s historical financial statements comprise a predecessor and successor period as RCAP Holdings acquired First Allied on September 25, 2013. As a result of the acquisition, the push down basis of accounting was applied at September 25, 2013, and as a result, depreciation and amortization expense was increased, see (46) and occupancy expense was increased, see (45). Additionally, see the audited financial statements for a breakdown between the predecessor and successor periods.
(12)	Reflects the historical Consolidated Statement of Income of Strategic Capital for the period indicated.
(13)	Reflects pro forma adjustments to record the portion of the commitment in respect of the first lien term facility which is subject to mandatory prepayment if certain of the pending acquisitions are abandoned or terminated. The contingent adjustment is an aggregate of $80.0 million as follows: (i) with respect to the ICH acquisition, $15.0 million; (ii) with respect to the Hatteras acquisition, $31.0 million; and (iii) with respect to the Summit acquisition, $34.0 million. The first lien term facility will be subject to a mandatory prepayment by the same amounts if any or all of the ICH acquisition, the Hatteras acquisition and the Summit acquisition are abandoned or terminated after the completion of the Cetera acquisition.
(14)	Reflects Pro Forma adjustments to the historical Statement of Operations of the Company to reflect the impact of certain related party transactions. Excludes approximately $57.0 million to $65.0 million of projected annualized operating synergies the Company expects to achieve in the first twelve months of combined operations, including: approximately $27.0 million to $30.0 million in strategic partner revenues; $12.4 million to $15.0 million in registered representative services revenue; $11.2 million in back-office management and technology efficiencies; $4.3 million to $6.0 million in clearing expense efficiencies; $0.7 million in public company expense efficiencies and $1.2 to $2.0 million in other operating efficiencies. The Company expects to incur $2.0 million to $5.0 million in one-time costs to achieve these synergies.
(15)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with Cetera for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(16)	Reflects the elimination of transaction expenses incurred in connection with the financing of the Cetera acquisition.
(17)	Reflects the elimination of interest expense due to the anticipated repayment of Cetera’s long-term debt.
(18)	Reflects the amortization expense on Cetera’s intangible assets for the year ended December 31, 2013 assuming their useful life will be 9.5 years. The amortization expense for each acquisition was calculated

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

by dividing the individual intangible assets by the useful life. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)(i)
$879.9	9.5	$78.4
i.	Excludes $14.2 million of existing amortization of intangible assets recorded by Cetera.
(19)	Reflects the income tax effect of the pro forma adjustments to Cetera’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(56.4)
Tax effect @ 40%(i)	$(22.6)
i.	Reflects tax effect of Cetera’s pro forma adjustments using an assumed tax rate of 40%.
(20)	Reflects Walnut’s amortization expense of intangible assets for eight months prior to acquisition by Cetera. The amortization expense is based on a fair value of $15.3 million and an approximate useful life of 7.9 years. The tax effect of this adjustment is $0.5 million using an assumed 40% tax rate.
(21)	Reflects Tower Square’s amortization expense of intangible assets for eight months prior to acquisition by Cetera. The amortization expense is based on a fair value of $7.1 million and an approximate useful life of 7.9 years. The tax effect of this adjustment is $0.2 million using an assumed 40% tax rate.
(22)	Reflects the interest expense on long-term debt issued in connection with the Cetera acquisition. Reflects the pro forma adjustments to the Company’s historical consolidated statements of operations for the year ended December 31, 2013 for interest expense on long-term debt and convertible notes issued in connection with the transactions using interest rates that range from 5% to 10.25%. The tax benefit effect for this expense is $26.6 million using an assumed tax rate of 40%.
(23)	Reflects the elimination of transaction expenses incurred by Hatteras in connection with the acquisition.
(24)	Reflects the elimination of interest expense due to the anticipated repayment of Hatteras’ line of credit and notes payable.
(25)	Reflects the amortization expense on Hatteras’ intangible assets primarily related to customer relationships with fund of hedge funds products that are structured as mutual funds for the year ended December 31, 2013 assuming their useful life will be approximately 13 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$54.5	13.2	$4.1
(26)	Reflects the Pro Forma income tax adjustments to Hatteras’ historical combined financial statements:

(in millions)
Historical income before taxes	$5.2
Pro forma Adjustments	(2.8)
Total income before taxes	2.4
Tax effect @ 40%(i)	$1.0
i.	Reflects tax effect of Hatteras’ historical income before taxes and pro forma adjustments using an assumed tax rate of 40% as if it was taxed as a corporation.
(27)	Reflects the pro forma adjustments to Hatteras’ combined historical financial statements for the year ended December 31, 2013 to reflect the fact that following the acquisition there is no longer a non-controlling interest.

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(28)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with ICH for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(29)	Reflects the amortization expense for forgivable loans based on a fair value of $1.2 million and a two year useful life.
(30)	Reflects the elimination of transaction expenses incurred by ICH in connection with the acquisition.
(31)	Reflects the amortization expense on ICH’s intangible assets primarily related to client relationships for the year ended December 31, 2013 assuming their useful life will be approximately 14.0 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$32.7	14.0	$2.3
(32)	Reflects the income tax effect of the pro forma adjustments to ICH’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(2.1)
Tax effect @ 40%(i)	$(0.8)
i.	Reflects tax effect of ICH’s pro forma adjustments using an assumed tax rate of 40%.
(33)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with Summit for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(34)	Reflects the amortization expense for forgivable loans based on a fair value of $0.5 million and a four year useful life.
(35)	Reflects the elimination of transaction expenses incurred by Summit in connection with the acquisition.
(36)	Reflects the amortization expense on Summit’s intangible assets primarily related to client relationships for the year ended December 31, 2013 assuming their useful life will be approximately 8.7 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$32.7	8.7	$3.8
(37)	Reflects the income tax effect of the pro forma adjustments to Summit’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(2.7)
Tax effect @ 40%(i)	$(1.1)
i.	Reflects tax effect of Summit’s pro forma adjustments using an assumed tax rate of 40%.
(38)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with JP Turner for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(39)	Reflects the elimination of transaction expenses incurred by JP Turner in connection with the acquisition.
(40)	Reflects the amortization expense on JP Turner’s intangible assets for the year ended December 31, 2013 assuming their useful life will be approximately 8.4 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$13.9	8.4	$1.7
(41)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with First Allied for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.
(42)	Assumes First Allied’s interest bearing stockholder note receivables were settled in connection with the acquisition by RCAP Holdings, LLC; therefore, the related interest income is eliminated. These notes receivable were paid off in September 2013; therefore, there is no adjustment to the Pro Forma Consolidated Statement of Financial Condition.
(43)	Reflects the elimination of transaction expenses incurred by First Allied in connection with the acquisition by RCAP Holdings, LLC.
(44)	Reflects the elimination of interest expense due to the anticipated repayment of First Allied’s term loan and revolving line of credit.
(45)	Reflects the reversal of nine months of accretion into income of an unfavorable lease accrual which was on First Allied’s statement of income when it was acquired by RCAP Holdings, LLC in September 2013. Assumes the unfavorable lease accrual would have been reversed January 1, 2013 had the Company acquired First Allied on January 1, 2013.
(46)	Reflects the amortization expense on First Allied’s intangible assets for the year ended December 31, 2013 assuming their useful life will be approximately 12 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)(i)
$83.0	12.0	$6.9
i.	For the year ended December 31, 2013, First Allied recorded a $7.1 million depreciation and amortization expense, which includes a $4.8 million expense for the amortization of intangible assets. As such, an incremental adjustment of $2.1 million is required in order to reflect a full year’s amortization of intangible assets.
(47)	Reflects the income tax effect of the pro forma adjustments to First Allied’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$7.1
Tax effect @ 40%(i)	$2.8
i.	Reflects tax effect of First Allied’s pro forma adjustments using an assumed tax rate of 40%.

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(48)	Reflects the amortization expense on Strategic Capital intangible assets for the year ended December 31, 2013 assuming their useful life will be approximately 13 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined based on the useful life of intangible assets in the acquisition of a similar company. The Company is in the process of engaging an independent appraisal expert to conduct the purchase price allocation; therefore, information regarding the amount, types of and useful lives of the intangibles are our best estimates at the time of this prospectus. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group. The tax effect of this adjustment is using an assumed 40% tax rate.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$127.4	13.0	$9.8
(49)	Reflects pro forma adjustment to record the additional interest expense and discount amortization for the additional $80.0 million of contingent commitments with respect to the First Lien Facility. The tax effect of this adjustment is $2.2 million using an assumed 40% tax rate.
(50)	Reflects the pro forma adjustment of the Company’s incentive fee that is based on the Company’s earnings and stock price. The incentive fee is an amount (if such amount is a positive number) equal to the difference between: (1) the product of (x) 20% and (y) the difference between (i) the Company’s Core Earnings, for the previous 12-month period, and (ii) the product of (A) (X) the weighted average of the issue price per share (or deemed price per share) of the Company’s common stock of all of the Company’s cash and non-cash issuances of common stock from and after June 5, 2013 multiplied by (Y) the weighted average number of all shares of common stock outstanding (including any restricted shares of Class A common stock and any other shares of Class A common stock underlying awards granted under the Company’s equity plan) in the case of this clause (Y), in the previous 12-month period, and (B) 8.0%; and (2) the sum of any incentive fee paid to RCS Capital Management with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless the Company’s cash flows for the 12 most recently completed calendar quarters is greater than zero. Core Earnings is a non-GAAP measure and is derived as follows:

Calculation (in thousands, except share price)
RCAP Pro forma net income	$(33,701)
Incentive fee	$2,205
Pro forma net income (loss) excluding incentive fee	$(31,496)
Exclusions:
Non-cash equity compensation expense	(9,908)
Depreciation and amortization	(130,510)
Unrealized (loss) gain	7,287
Other non-cash items	—
Total exclusions	(133,131)
Core earnings (a)	101,635
Weighted average of share price of all public offerings (b)	$18.35
Weighted average number of all shares outstanding in previous 12-month period (c)	61,722
Product of (b) x (c)	1,132,599
Multiplier	8%
Result (d)	90,608
Result (a) minus (d)	11,027
Multiplier	20%
Total incentive fee (Result times Multiplier)(i)	$2,205

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

i.	Reflects the total incentive fee for the year-ended December 31, 2013. The pro forma adjustment equals $2.2 million less $0.3 million already recorded on the financial statements.
(51)	Reflects the reversal of the Company’s quarterly fee expense for the year ended December 31, 2013. Pursuant to an agreement, RCS Capital Management implements the Company’s business strategy, as well as the business strategy of the Operating Subsidiaries, and performs executive and management services for the Company and Operating Subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors. The reversal is due to the fact that the aggregate income before taxes for the Company on a consolidated Pro Forma basis was negative and therefore, no quarterly fee would be charged. We will have significant intangible assets and long-term debt as a result of the recent and pending acquisitions. The intangible assets will be amortized over their useful lives resulting in amortization expense. The long-term debt pays interest which results in interest expense. The long-term debt requires us to pay interest which results in interest expense. As a result, we anticipate incurring recurring losses in future periods because of the significant level of amortization of intangible assets acquired and new interest expense.
(52)	Reflects the elimination of transaction expenses incurred in connection with the acquisitions.
(53)	Reflects the assumption that the Company will not recognize the tax benefit associated with the 2013 loss as a result of being in a cumulative loss position, stemming from increased interest expense and amortization expense following the completion of the pending acquisitions.
(54)	Reflects the exchange by RCAP Holdings of all but one of its 24.0 million shares of the Company’s Class B common stock and all but one of its Class B units in the Company’s operating subsidiaries for 24.0 million shares of the Company’s Class A common stock, assuming that the exchange had occurred on December 31, 2013. As a result of this exchange, RCAP Holdings is entitled to both economic and voting rights and; therefore, no longer has a non-controlling interest in the Company (other than a de minimis interes and, as of April 28, 2014, 310,947 earned LTIP Units).
(55)	Assumes the same number of shares for the basic and diluted EPS calculations because of the loss from operations. EPS also includes a 7% convertible preferred dividend paid of $18.9 million.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”)

The Company uses EBITDA and adjusted EBITDA, which are non-GAAP measures, as supplemental measures of its performance that are not required by, or presented in accordance with accounting principles generally accepted in the United States (“GAAP”). None of the non-GAAP measures should be considered as an alternative to any other performance measure derived in accordance with GAAP. The Company uses EBITDA and adjusted EBITDA as an integral part of its report and planning processes and as one of the primary measures to, among other things:

•	monitor and evaluate the performance of the Company's business operations;
•	facilitate management's internal comparisons of the historical operating performance of the Company's business operations;
•	facilitate management's external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels;
•	analyze and evaluate financial and strategic planning decisions regarding future operating investments; and
•	plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, adjusted to exclude acquisition related expenses and equity-based compensation and other significant one-time items. The Company believes similarly titled measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry, many of which present EBITDA and adjusted EBITDA and other similar metrics when reporting their financial results. The Company's presentation of

Pro Forma EBITDA and Pro Forma adjusted EBITDA should not be construed to imply that our future results will be unaffected by unusual or nonrecurring items.

The following table provides a reconciliation of the Company's Pro Forma net income (loss) attributable to RCS Capital Corporation (GAAP) to the Company's Pro Forma EBITDA (Non-GAAP) and adjusted EBITDA (Non-GAAP) for the year ended December 31, 2013:

	RCAP	Cetera(1)	Hatteras	ICH	Summit	JP Turner	First Allied	Strategic Capital	Total
Net income (loss):
Historical	98,350	879	5,193	(1,736)	2,549	(3,214)	(4,077)	(1,152)	96,792
Pro forma adjustments	10,041	(78,167)	(3,738)	(1,252)	(1,624)	(1,498)	4,281	(5,878)	(77,835)
Pro-forma income tax adjustments	2,202	(51,188)	969	(1,662)	566	—	374	(3,919)	(52,658)
Pro forma net income (loss)	110,593	(128,476)	2,424	(4,650)	1,491	(4,712)	578	(10,949)	(33,701)
add back: interest expense	—	72,173	—	158	—	—	30	—	72,361
add back: depreciation and amortization expense	150	98,242	4,784	2,575	3,977	1,721	9,232	9,829	130,510
EBITDA (Non-GAAP)	110,743	41,939	7,208	(1,917)	5,468	(2,991)	9,840	(1,120)	169,170
add back: non-cash equity compensation	492	5,397	—	343	703	—	2,973	—	9,908
add back: litigation expenses	—	—	—	—	—	4,954	—	100	5,054
add back: capitalized advisor expenses	—	9,887	—	—	—	—	—	—	9,887
add back: other	—	11,209	—	875	314	—	676	—	13,074
Adjusted EBITDA (Non-GAAP)	$111,235	$68,432	$7,208	$(699)	$6,485	$1,963	$13,489	$(1,020)	$207,093

(1)	Includes results of operations for Cetera, Tower Square and Walnut. Cetera acquired Tower Square and Walnut in the third quarter of 2013. Also, includes Cetera financing related adjustments. Also, includes Cetera financing related adjustments and the portion contingent on closing pending acquisitions.

The non-GAAP measures have limitations as analytical tools, and you should not consider any of these measures in isolation or as a substitute for analyses of our income or cash flows as reported under GAAP.

Some of these limitations are:

•	they do not reflect the Company's cash expenditures, or future requirements for capital expenditures, or contractual commitments;
•	they do not reflect changes in, or cash requirements for, the Company's working capital needs;
•	they do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company's debt; and
•	depreciation and amortization are non-cash expense items that are reflected in the Company's statements of cash flows.

In addition, other companies in the Company's industry may calculate these measures differently than the Company does, limiting their usefulness as a comparative measure. The Company compensates for these limitations by relying primarily on its GAAP results and using the non-GAAP measures only for supplemental purposes.

The bank facilities and the convertible notes we entered into and issued in connection with the Cetera financings include covenants and other provisions based on a definition of EBITDA, which we refer to as Cetera EBITDA, that will differ from the definition of EBITDA described above. Furthermore, the convertible preferred stock we issued in connection with the Cetera financings also includes covenants and other provisions based on a definition of EBITDA, which is defined in the certificate of designation governing the convertible preferred stock, or the certificate of designation, as LTM, or the last 12 months, Adjusted EBITDA differs from both the definition of EBITDA described above and Cetera EBITDA.

Cetera EBITDA is used, among other things, in calculating the Leverage Ratio, First Lien Leverage Ratio, Secured Leverage Ratio and Fixed Charge Covenant Ratio, as defined in the credit agreement related to the first lien term facility, or the credit agreement in calculating similar ratios in the indenture governing the convertible notes, or the indenture. These ratios are used under both agreements as part of covenants relating to, among other things, incurrence of debt and payment of dividends and distributions.

Cetera EBITDA is generally comparable to EBITDA and adjusted EBITDA. Under the credit agreement and the indenture, Cetera EBITDA is similar to EBITDA, subject to certain additional adjustments, including further adjustments to add back (i) equity-based compensation and other non-cash charges and extraordinary, nonrecurring or unusual losses or expenses; (ii) fees and expenses incurred in connection with equity issuances and debt incurrences, and certain fees and expenses incurred in connection with the Cetera financings, the recent and pending acquisitions and other permitted acquisitions, which, in the aggregate (other than fees and expenses for the Cetera financings and the pending acquisitions to the extent scheduled), do not exceed 10% of Cetera EBITDA for the relevant period; (iii) certain projected net cost savings and synergies related to the recent and pending acquisitions and the Cetera financings based on actions to be taken within 18 months; and (iv) projected net cost savings and synergies related to other acquisitions and asset sales permitted under the credit agreement based on actions to be taken within 12 months, which, in the aggregate and prior to giving effect to such net cost savings and synergies, do not exceed 10% of Cetera EBITDA for the four quarters preceding the relevant determination date. The adjustments made to EBITDA to derive adjusted EBITDA are similar to the adjustments made to EBITDA to derive Cetera EBITDA, but there are also differences that could lead the results to not be comparable under certain circumstances, such as the differences in adjustments made to add back acquisition related expenses.

In addition, LTM Adjusted EBITDA is used as part of covenants relating to incurrence of debt in the certificate of designation. LTM Adjusted EBITDA is similar to EBITDA, subject to certain additional adjustments, including further adjustments for employee share-based compensation expense, acquisition and integration related expenses and equity issuance and related offering costs. The adjustments made to EBITDA to derive adjusted EBITDA are similar to the adjustments made to EBITDA to derive LTM Adjusted EBITDA, but there are also differences that could lead the results to not be comparable under certain circumstances, such as the adjustment made to add back integration related expenses.

We also use Core Earnings, a non-GAAP measure, to calculate the incentive fee payable to RCS Capital Management under our services agreement. While Core Earnings includes certain adjustments for non-cash items, it is based on after-tax GAAP net income and also includes adjustments for items such as unrealized gains or losses recorded for the period and the payment of incentive fees. Accordingly, Core Earnings is not comparable to EBITDA or adjusted EBITDA.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
RCS Capital Corporation and Subsidiaries

We have audited the accompanying consolidated statements of financial condition of RCS Capital Corporation and Subsidiaries (the “Company”) as of December 31, 2013 and 2012, the consolidated statement of changes in stockholders’ equity for the year ended December 31, 2013, and the related consolidated statements of income, comprehensive income, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2013 and 2012, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with U.S. generally accepted accounting principles.

/s/ WeiserMazars LLP
New York, New York
February 28, 2014

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Financial Condition
(Dollars in thousands, except shares presented at par value)

	December 31, 2013	December 31, 2012
Assets
Cash and cash equivalents	$45,744	$12,683
Available-for-sale securities	8,528	—
Investment securities	5,874	—
Receivables:
Selling commission and dealer manager fees
Due from related parties	1,072	1,176
Due from non-related parties	21	179
Reimbursable expenses
Due from related parties	18,772	1,490
Due from non-related parties	584	61
Investment banking fees (related party)	21,420	—
Due from RCAP Holdings and related parties	7,156	—
Property and equipment (net of accumulated depreciation: 2013 – $198; 2012 – $48)	458	113
Prepaid expenses and other assets	1,372	509
Deferred income taxes	126	—
Total assets	$111,127	$16,211
Liabilities and Stockholders’ Equity
Accounts payable	$4,695	$1,303
Accrued expenses:
Due to related parties	5,894	—
Due to non-related parties	16,736	4,175
Payable to broker-dealers	1,259	5,007
Deferred revenue (related party)	2,567	—
Dividends payable	450	—
Total liabilities	31,601	10,485
Class A common stock, $0.001 par value, 100,000,000 shares authorized, 2,500,000 issued and outstanding as of December 31, 2013, and no shares authorized, issued or outstanding as of December 31, 2012	3	—
Class B common stock, $0.001 par value, 100,000,000 shares authorized, 24,000,000 issued and outstanding as of December 31, 2013, and no shares authorized, issued or outstanding as of December 31, 2012	24	—
Additional paid-in capital	43,376	—
Accumulated other comprehensive loss	(46)	—
Retained earnings	1,499	—
Member’s equity	—	5,726
Total stockholders’ equity	44,856	5,726
Non-controlling interest	34,670	—
Total liabilities and equity	$111,127	$16,211

See Notes to Consolidated Financial Statements.

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Income
(Dollars in thousands, except share and per share data)

	Year Ended December 31,
	2013	2012	2011
Revenues:
Selling commissions:
Related party products	$400,560	$161,370	$82,397
Non-related party products	116,074	19,111	22,996
Dealer manager fees:
Related party products	227,420	94,761	56,935
Non-related party products	56,381	10,100	10,820
Investment banking advisory services:
Related party products	45,484	—	—
Non-related party products	—	925	—
Transfer agency revenue (related party)	8,667	—	—
Services revenue:
Related party products	24,968	970	1,374
Non-related party products	492	54	368
Reimbursable expenses:
Related party products	6,375	186	115
Non-related party products	100	(25)	16
Other	(26)	45	(292)
Total revenues	886,495	287,497	174,729
Expenses:
Third-party commissions:
Related party products	400,598	161,399	82,301
Non-related party products	116,074	19,111	22,967
Third-party reallowance:
Related party products	65,018	24,385	11,788
Non-related party products	19,563	2,464	3,139
Internal commissions, payroll and benefits	115,994	45,865	29,174
Conferences and seminars	25,486	14,938	12,135
Travel	7,623	6,235	5,942
Marketing and advertising	8,611	2,680	303
Professional fees:
Related party expense allocations	930	8	246
Non-related party expenses	3,663	1,559	1,672
Data processing	6,268	—	—
Management fee	5,996	—	—
Transaction costs	4,587	—	—
Other:
Related party expense allocations	2,529	727	816
Non-related party expenses	3,003	714	504
Total expenses	785,943	280,085	170,987

See Notes to Consolidated Financial Statements.

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Income
(Dollars in thousands, except share and per share data) – (continued)

	Year Ended December 31,
	2013	2012	2011
Income before taxes	100,552	7,412	3,742
Provision for income taxes	2,202	—	—
Net income	98,350	7,412	3,742
Less: net income attributable to non-controlling interests	95,749	7,412	3,742
Net income attributable to RCS Capital Corporation	$2,601	$—	$—

Per Share Data	June 10, 2013 to December 31, 2013
Basic and diluted number of shares attributable to Class A stockholders	2,500,000
Net income per share attributable to RCS Capital Corporation	$1.04

See Notes to Consolidated Financial Statements.

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
(Dollars in thousands)

	Year Ended December 31,
	2013	2012	2011
Net income	$98,350	$7,412	$3,742
Other comprehensive loss, net of tax:
Unrealized loss on available-for-sale securities	(489)	—	—
Total other comprehensive loss, net of tax	(489)	—	—
Total comprehensive income	97,861	7,412	3,742
Less: Net comprehensive income attributable to non-controlling interests	95,306	7,412	3,742
Net comprehensive income attributable to RCS Capital Corporation	$2,555	$—	$—

See Notes to Consolidated Financial Statements.

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statement of Changes in Stockholders' Equity
(Dollars in thousands, except share amounts)

	Number of Shares (unclassified)	Class A Common Stock		Class B Common Stock		Additional Paid-In Capital		Retained Earnings (Deficit)	Accumulated Other Comprehensive Loss	Total Stockholders’ Equity	Non-Controlling Interest	Member’s Equity	Stockholders’ Equity and Non-controlling Interest
		Number of Shares	Par value	Number of Shares	Par value
Balance, December 31, 2012	—	—	$—	—	$—	$—		$—	$—	$—	$—	$5,726	$5,726
Net income (loss)	—	—	—	—	—	—		(165)	—	(165)	—	47,619	47,454
Issuance of common stock	100	—	—	—	—	—	(a)	—	—	—	—	—	—
Distributions	—	—	—	—	—	—		—	—	—	—	(19,650)	(19,650)
Balance, June 9, 2013	100	—	—	—	—	—		(165)	—	(165)	—	33,695	33,530
Issuance of common stock, net of offering costs	—	2,500,000	3	—	—	43,624		—	—	43,627	—	—	43,627
Reorganization	(100)	—	—	24,000,000	24	—	(b)	165	—	189	33,506	(33,695)	—
Equity-based compensation	—	—	—	—	—	—		—	—	—	492	—	492
Unrealized loss on available-for-sale securities, net of tax	—	—	—	—	—	—		—	(46)	(46)	(443)	—	(489)
Net income	—	—	—	—	—	—		2,601	—	2,601	48,295	—	50,896
Distributions to non-controlling interests	—	—	—	—	—	—		—	—	—	(47,180)	—	(47,180)
Dividends declared on Class A common stock	—	—	—	—	—	(248)		(1,102)	—	(1,350)	—	—	(1,350)
Balance, December 31, 2013	—	2,500,000	$3	24,000,000	$24	$43,376		$1,499	$(46)	$44,856	$34,670	$—	$79,526

(a)	Represents the initial 100 shares of $0.01 par value common stock issued to RCAP Holdings for $100.00, but due to rounding, $1.00 of par value and $99.00 of additional paid-in capital do not appear in the consolidated statement of changes in stockholders’ equity.
(b)	Represents the reversal of the initial $1.00 aggregate par value common stock and related $99.00 additional paid-in capital.

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Cash Flows
(Dollars in thousands)

	Year Ended December 31,
	2013	2012	2011
Cash flows from operating activities:
Net income	$98,350	$7,412	$3,742
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	150	31	12
Equity-based compensation	492	—	—
Deferred income taxes	(126)	—	—
Loss on the sale of available-for-sale securities	59	—	—
Deferred income tax on the unrealized loss of available-for-sale securities	21	—	—
Change in fair value of investment securities	138	—	—
Loss on investment	—	—	300
Increase (decrease) resulting from changes in:
Receivables:
Selling commissions and dealer manager fees:
Due from related parties	104	(1,024)	120
Due from non-related parties	158	(96)	250
Reimbursable expenses:
Due from related parties	(17,282)	(1,011)	1,450
Due from non-related parties	(523)	(33)	161
Investment banking fees (related party)	(21,420)	—	—
Loan receivable	—	77	(17)
Due from RCAP Holdings and related parties	(7,156)	—	—
Prepaid expenses and other assets	(863)	99	(396)
Accounts payable	3,392	902	17
Accrued expenses:
Due from related parties	5,894	—	—
Due from non-related parties	12,561	2,887	11
Payable to broker-dealers	(3,748)	4,158	(1,814)
Deferred revenue (related party)	2,567	—	—
Net cash provided by operating activities	72,768	13,402	3,836
Cash flows from investing activities:
Purchases of available-for-sale securities	(10,097)	—	—
Proceeds from the sale of available-for-sale securities	1,000	—	—
Purchases of investment securities	(6,012)	—	—
Purchase of property and equipment	(495)	(106)	(11)
Net cash used in investing activities	(15,604)	(106)	(11)
Cash flows from financing activities:
Proceeds from issuance of common stock	50,000	—	—
Payments of offering costs and fees related to the stock issuance	(6,373)	—	—
Contributions	—	3,646	9,519

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Cash Flows
(Dollars in thousands) – (continued)

	Year Ended December 31,
	2013	2012	2011
Distributions to non-controlling interest holders	(47,180)	—	—
Distributions to members	(19,650)	(8,200)	(13,560)
Dividends paid	(900)	—	—
Net cash used in financing activities	(24,103)	(4,554)	(4,041)
Net increase (decrease) in cash	33,061	8,742	(216)
Cash and cash equivalents, beginning of period	12,683	3,941	4,157
Cash and cash equivalents, end of period	$45,744	$12,683	$3,941
Supplemental disclosures:
Cash payments for income taxes	$133	$—	$—
Dividends declared but not yet paid	$450	$—	$—

RCS Capital Corporation and Subsidiaries
December 31, 2013

1. Organization and Description of the Company

RCS Capital Corporation (the “Company”) is a holding company incorporated under the laws of the State of Delaware on December 27, 2012, originally named 405 Holding Corporation. On February 19, 2013, 405 Holding Corporation changed its name to RCS Capital Corporation. The Company was formed to hold the following subsidiaries (together known as the “Operating Subsidiaries”) and to grow business lines under such Operating Subsidiaries:

•	Realty Capital Securities, LLC (“Realty Capital Securities”), a wholesale broker-dealer registered with the U.S. Securities and Exchange Commission (the “SEC”) and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Realty Capital Securities also provides investment banking advisory services and capital markets services;
•	RCS Advisory Services, LLC (“RCS Advisory”), a transaction management services business, and its newly formed wholly owned subsidiaries, Scotland Acquisition, LLC, Zoe Acquisition, LLC and Dolphin Acquisition, LLC; and
•	American National Stock Transfer, LLC (“ANST”), an SEC-registered transfer agent.

On June 10, 2013, the Company closed its initial public offering (the “IPO”) of Class A common stock, par value $0.001 per share, in which it sold 2,500,000 Class A shares at $20.00 per share, resulting in net proceeds after offering costs and underwriting discounts and commissions of $43.6 million. Concurrently with the closing of the IPO on June 10, 2013, the Company underwent a reorganization, in which RCAP Holdings, LLC (“RCAP Holdings”) received 24,000,000 Class B shares, par value $0.001 per share, in exchange for 100 unclassified shares in the Company previously purchased by RCAP Holdings.

Concurrently with the commencement of the IPO, the Operating Subsidiaries also underwent a reorganization, in which a new class of operating subsidiary units called “Class A Units,” which entitle the holders thereof to voting and economic rights, were issued to the Company, and a new class of operating subsidiary units called “Class B Units,” which entitle the holder thereof to economic rights but not voting rights, were issued to RCAP Holdings. Also created were “Class C Units” and “LTIP Units.” After the subsidiary reorganization and IPO, through their ownership of Class A and Class B units, the Company owned a 9.4% economic interest in the Operating Subsidiaries and RCAP Holdings owned a 90.6% economic interest in the Operating Subsidiaries. Prior to the reorganization and IPO, RCAP Holdings held a 100% interest in each of the Operating Subsidiaries and the Company.

Upon completion of the reorganization and the IPO, the Company became the managing member of the Operating Subsidiaries and the Company assumed the exclusive right to manage and conduct the business and affairs of the Operating Subsidiaries and to take any and all actions on their behalf in such capacity. As a result, the Company consolidates the financial results of the Operating Subsidiaries with its own financial results. Net profits and net losses of the Operating Subsidiaries are allocated to their members pro rata in accordance with the respective percentages of their membership interests in the Operating Subsidiaries. Because the Company and the Operating Subsidiaries were under common control at the time of reorganization, the Company's acquisition of control of the Operating Subsidiaries was accounted for at historical cost in the accompanying consolidated financial statements. Accordingly, the operating results of the Operating Subsidiaries have been included in the Company’s consolidated financial statements from the date of common control.

Realty Capital Securities, a limited liability company organized in Delaware, is the securities broker-dealer for proprietary products sponsored by AR Capital, LLC (an affiliate) and its affiliates, consisting primarily of non-traded real estate investment trusts (“REITs”), as well as a closed-end real estate securities fund, an open-end real estate securities fund and a non-traded business development company fund and, from time to time, programs not sponsored by AR Capital, LLC. Realty Capital Securities also provides investment banking advisory services and capital markets services to related and non-related party issuers of public securities in connection with strategic alternatives related to potential liquidity events and other transactions.

RCS Capital Corporation and Subsidiaries
December 31, 2013

1. Organization and Description of the Company  – (continued)

Realty Capital Securities markets securities throughout the United States by means of a national network of selling group members consisting of unaffiliated broker-dealers and their registered representatives.

RCS Advisory was organized in Delaware in December 2012 as a limited liability company and commenced operations in January 2013. RCS Advisory provides a range of services to alternative investment programs and other investment vehicles, including offering registration and blue sky filings advice with respect to SEC and FINRA registration maintenance, transaction management, marketing support, due diligence advice and related meetings, events, training and education, conference management and strategic advice in connection with liquidity events and other strategic transactions.

ANST was organized in Delaware in November 2012 as a limited liability company and commenced operations in January 2013 as a transfer agent. ANST acts as a registrar, provides record-keeping services and executes the transfer, issuance and cancellation of shares or other securities in connection with offerings conducted by issuers sponsored directly or indirectly by AR Capital, LLC, effective March 1, 2013. ANST provides transfer agency services through third-party service providers.

Pending Acquisitions

During the fourth quarter of the year ended December 31, 2013 the Company entered into agreements with respect to the following acquisitions:

Hatteras Funds Group (“Hatteras”):

Hatteras is a private company that is the sponsor of, investment advisor to and distributor for the Hatteras Funds complex, a family of alternative investment funds registered as investment companies with the SEC.

On October 1, 2013, the Company entered into a purchase agreement with Hatteras. Pursuant to the terms and subject to the conditions set forth in the purchase agreement, a wholly owned subsidiary of the Company will purchase substantially all the assets related to the business and operations of Hatteras and assume certain liabilities of Hatteras.

The aggregate estimated consideration to be paid is $40.0 million in cash, subject to certain adjustments, and an earn-out, calculated and payable based on 150% of the consolidated pre-tax net operating income generated by Hatteras in (i) the fiscal year ended December 31, 2016; and (ii) the fiscal year ended December 31, 2018.

Investors Capital Holdings, Ltd. (“ICH”):

ICH is a public company with its common stock listed on the NYSE MKT (formerly the American Stock Exchange) under the symbol “ICH” that provides broker-dealer services to investors in support of trading and investment in securities, alternative investments and variable life insurance as well as investment advisory and asset management services.

On October 27, 2013, the Company entered into a merger agreement with ICH. Pursuant to the terms and subject to the conditions set forth in the merger agreement, a wholly owned subsidiary of the Company will merge with and into ICH, with ICH surviving the merger as a subsidiary of the Company.

The aggregate estimated consideration to be paid is $52.5 million, of which no more than 60% will be in cash and no less than 40% will be in shares of the Company's Class A common stock, subject to the election of holders of ICH common stock to receive either cash or stock.

Summit Financial Services Group (“Summit”):

Summit is a public company with its common stock listed on the OTC Markets Group, Inc. under the symbol “SFNS” that has financial advisors providing securities brokerage and investment retail advice in the United States.

RCS Capital Corporation and Subsidiaries
December 31, 2013

1. Organization and Description of the Company  – (continued)

On November 16, 2013, the Company entered into a merger agreement with Summit. Pursuant to the terms and subject to the conditions set forth in the merger agreement, Summit will merge with and into a wholly owned subsidiary of the Company, with the subsidiary surviving the merger with the same corporate name as Summit.

The aggregate estimated consideration to be paid is $49.0 million, of which no more than 80% will be in cash and no less than 20% will be in shares of the Company's Class A common stock.

Subsequent to December 31, 2013 the Company announced several additional transactions. See Note 13.

2. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of the Company, Realty Capital Securities, RCS Advisory and ANST. All significant intercompany balances and transactions have been eliminated in consolidation. The consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and Article 8 of Regulation S-X. The information furnished includes all adjustments and accruals of a normal recurring nature, which, in the opinion of management, are necessary for a fair presentation of results. The statements of income for the years ended December 31, 2012 and 2011 represent the results of operations of Realty Capital Securities, the only Operating Subsidiary in operation during the period. The statement of financial condition as of December 31, 2012 was derived from the Realty Capital Securities audited financial statements at that date (since it was the only Operating Subsidiary that was operational at that date).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates, and these differences could be material.

Cash and cash equivalents

Cash and cash equivalents include all highly liquid instruments purchased with original maturities of 90 days or less.

Available-for-sale Securities

Available-for-sale securities represent investments by RCS Advisory in an equity mutual fund managed by a related party, which consist of shares of AR Capital Real Estate Income Fund. RCS Advisory treats these securities as available-for-sale securities with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) and realized gains (losses) recorded in earnings. See Notes 4 and 5.

Investment Securities

Investment securities represent investments by Realty Capital Securities in an equity mutual fund managed by a related party, which consist of shares of AR Capital Real Estate Income Fund. Realty Capital Securities records both realized and unrealized gains (losses) in earnings on this investment, due to the fact that it is a broker-dealer. See Note 5.

Receivables

Receivables represent selling commission receivables and dealer manager receivables due from related party and non-related party entities in connection with the distribution of programs sponsored by an affiliate, AR Capital, LLC, and other sponsors. See “Selling Commissions and Dealer Manager Fees”.

RCS Capital Corporation and Subsidiaries
December 31, 2013

2. Summary of Significant Accounting Policies  – (continued)

Reimbursable Expenses and Investment Banking Fees

Reimbursable expenses and investment banking fees represent fees receivable for services provided to related parties and non-related party entities related to investment banking, capital markets and related advisory services performed. See “Investment Banking Advisory Services” and “Reimbursable Expenses”.

Revenue Recognition

The Company recognizes revenue generally when it is earned and realized or realizable, when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price is fixed or determinable, and collectability is reasonably assured.

Selling Commissions and Dealer Manager Fees

Realty Capital Securities receives selling commissions and dealer manager fees in connection with the distribution of programs sponsored by AR Capital, LLC and other non-related party sponsors. The selling commission and dealer manager fee rates are established jointly in a single contract entered into with each individual issuer. As the dealer manager for, or distributor of offerings, Realty Capital Securities generally receives selling commissions of up to 7.0% of gross offering proceeds for funds raised through the participating independent broker-dealer channel, which commissions are then redistributed to those third-party selling group participants who are FINRA member firms. Realty Capital Securities generally receives dealer manager fees of 3.0% of gross offering proceeds for funds raised, a portion of which may be redistributed to those third-party selling group participants who are FINRA member firms. Realty Capital Securities has discretion as to the reallowance of dealer manager fees to participating broker-dealers, based on such factors as the volume of shares sold and marketing support costs incurred by respective selling group members. Selling commission and dealer manager fee revenues and related expenses are recorded on a trade date basis as securities transactions occur.

The Company analyzes its contractual arrangements to determine whether to report revenue on a gross basis or a net basis. The analysis considers multiple indicators regarding the services provided to their customers and the services received from suppliers. The goal of the analysis is to determine which entity is the primary obligor in the arrangement. After weighing many indicators, including Realty Capital Securities' position as the exclusive distributor or dealer manager primarily responsible for the distribution of its customers’ shares, its discretion in supplier selection, that Realty Capital Securities’ suppliers bear no credit risk and that the commission and dealer manager fee rates are established jointly in a single contract, Realty Capital Securities concluded that the gross basis of accounting for its commission and fee revenues is appropriate.

Realty Capital Securities, serving as a dealer manager, receives fees and compensation in connection with the wholesale distribution of securities. Realty Capital Securities works with independent broker-dealers to solicit share subscriptions from their clients. The securities are offered on a “best efforts” or “reasonable best efforts” basis and Realty Capital Securities is not obligated to underwrite or purchase any shares for its own account.

Investment Banking Advisory Services

The Company, through its investment banking and capital markets division, receives fees and compensation for providing investment banking, capital markets and related advisory services. Such fees are charged based on agreements entered into with related party and non-related party public and private issuers of securities and their sponsors and advisors, on a negotiated basis. Fees and expenses that are unpaid are recorded in investment banking fees receivable and reimbursable expenses in the statement of financial condition. Income from investment banking agreements that are not deferred is recognized when the transactions are complete or the services have been performed. Income from certain investment banking agreements is recorded in deferred revenue in the statement of financial condition and is recognized over the remaining life of the offering, which normally ranges from 3 to 26 months.

RCS Capital Corporation and Subsidiaries
December 31, 2013

2. Summary of Significant Accounting Policies  – (continued)

Transfer Agency Revenue

ANST receives fees for providing transfer agency and related services. Such fees are charged based on agreements entered into with related party issuers of securities on a negotiated basis. Certain fees are billed and recorded monthly based on account activity, such as new account establishment fees and call fees. Other fees, such as account maintenance fees, are billed and recorded monthly.

Services Revenue

The Company receives fees for providing transaction management, marketing support, due diligence advice, events, training and education, conference management and strategic advice. Such fees are charged at hourly billing rates for the services provided, based on agreements entered into with related party issuers of securities on a negotiated basis. Such fees are billed and recorded monthly based on services rendered.

Reimbursable Expenses

The Company includes all reimbursable expenses in gross revenue because the Company as the primary obligor has discretion in selecting a supplier, and bears the credit risk of paying the supplier prior to receiving reimbursement from the customer.

Marketing and Advertising

The Company expenses the cost of marketing and advertising as incurred.

Income Taxes

The Company files standalone federal and state income tax returns. Realty Capital Securities, ANST and RCS Advisory are treated as disregarded entities up to the date of reorganization (June 10, 2013) and as partnerships for federal and state income tax purposes thereafter. All income and expense earned by Realty Capital Securities, ANST and RCS Advisory flows through to their owner through the date of reorganization and to their partners (which includes the Company who is a 9.4% owner of these partnerships) thereafter. Income tax expense from operations and investments of Realty Capital Securities, ANST and RCS Advisory is not incurred by Realty Capital Securities, ANST and RCS Advisory but is reported by their owner through the date of reorganization and by their partners thereafter.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax basis and operating loss and tax credit carry-forwards which relate to the Company's investment in the Operating Subsidiaries. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Current tax liabilities or assets are recognized for the estimated taxes payable or refundable on tax returns for the current year.

A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. This determination is based upon a review of all available evidence, both positive and negative, including the Company's earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences and the tax planning strategies available.

The Company has adopted the authoritative guidance within ASC 740 relating to accounting for uncertainty in income taxes. The guidance prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken by the Company. See Note 6.

RCS Capital Corporation and Subsidiaries
December 31, 2013

2. Summary of Significant Accounting Policies  – (continued)

Reportable Segments

The Company’s internal reporting is organized into four segments through its three Operating Subsidiaries, as follows:

•	Realty Capital Securities, under two business lines:
º	Wholesale Broker-Dealer; and
º	Investment Banking and Capital Markets
•	RCS Advisory providing transaction management services
•	ANST providing transfer agency services

Recently Issued Accounting Pronouncements

The Company is not aware of any recently issued, but not yet effective, accounting pronouncements that would have a significant impact on the Company's consolidated financial position or results of operations.

3. Off-Balance Sheet Risk and Concentrations

The Company is engaged in various trading, brokerage activities and capital raising with counterparties primarily including broker-dealers, banks, direct investment programs and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty. It is the Company’s policy to review, as necessary, the credit standing of each counterparty. As of December 31, 2013, the Company had 63% of the reimbursable expenses, investment banking fees, services fees and transfer agent fees receivable concentrated in one related party direct investment program, and 93% of the total commissions and dealer manager fees receivable concentrated in three related party direct investment programs.

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents. The Company maintains its cash and temporary cash investments in bank deposit and other accounts, the balances of which, at times, may exceed federally insured limits. Exposure to credit risk is reduced by maintaining the Company’s banking and brokerage relationships with high credit quality financial institutions.

RCS Advisory and Realty Capital Securities hold securities consisting of investments in a mutual fund managed by a related party that can potentially subject the Company to market risk. The amount of potential gain or loss depends on the fund's performance and overall market activity. RCS Advisory and Realty Capital Securities monitor the net asset value on a monthly basis to evaluate its positions, and, if applicable, may elect to sell all or a portion of the investments to limit the loss.

4. Available-for-Sale Securities

The following table presents information about the Company's available-for-sale securities as of December 31, 2013 (amounts in thousands):

	Purchases	Sales	Realized Loss	Unrealized Losses(1)	Fair Value	Cost
December 31, 2013
Mutual funds	$10,097	$1,000	$59	$510	$8,528	$9,038

(1)	Excludes the deferred income tax benefit.

The Company had no available-for-sale securities as of or during the year ended December 31, 2012.

RCS Capital Corporation and Subsidiaries
December 31, 2013

5. Fair Value Disclosures

The Company determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. U.S. GAAP defines three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.

Level 3 — Unobservable inputs that reflect the entity's own assumptions about the data inputs that market participants would use in the pricing of the asset or liability and are consequently not based on market activity.

The determination of where an asset or liability falls in the hierarchy requires significant judgment and considers factors specific to the asset or liability. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is the most significant to the fair value measurement in its entirety.

The Company's available-for-sale and investment securities trade in active markets and therefore, due to the availability of quoted market prices in active markets are classified as Level 1 in the fair value hierarchy. As of December 31, 2013, the fair value of the available-for-sale and investment securities were $8.5 million and $5.9 million, respectively. As of December 31, 2012, the Company had no available-for-sale or investment securities.

A review of the fair value hierarchy classification is conducted on a quarterly basis. Changes in the type of inputs may result in a reclassification for certain assets. There were no transfers between Level 1, Level 2 or Level 3 of the fair value hierarchy during the year ended December 31, 2013.

6. Income Taxes

During the years ended December 31, 2012 and 2011, Realty Capital Securities was the only one of the Company's operating subsidiaries that was in operation. As a limited liability company it was not subject to income taxes, accordingly, Realty Capital Securities did not record income tax expense (benefit).

The components of income tax expense/(benefit) included in the consolidated statements of income for the years ended December 31, 2013, 2012 and 2011 were as follows (dollars in thousands):

	Year Ended December 31,
	2013	2012	2011
Current income tax expense
U.S. Federal	$1,630	$—	$—
State and local	677	—	—
Total current income tax expense	2,307	—	—
Deferred income tax benefit
U.S. Federal	(85)	—	—
State and local	(20)	—	—
Total deferred income tax benefit	(105)	—	—
Total income tax expense	$2,202	$—	$—

RCS Capital Corporation and Subsidiaries
December 31, 2013

6. Income Taxes  – (continued)

The reconciliation of the U.S. federal statutory income tax rate to the Company's effective tax rate for the years ended December 31, 2013, 2012 and 2011 were as follows:

	Year Ended December 31,
	2013	2012	2011
U.S. federal statutory income tax rate	35.00%	—%	—%
Increase (decrease) in tax rate resulting from:
State and local income taxes net of federal benefit	0.42%	—%	—%
Non-controlling interests	(33.40)%	—%	—%
Other	0.18%	—%	—%
Effective tax rate	2.20%	—%	—%

Deferred income tax expense (benefits) result from differences between assets and liabilities measured for financial reporting purposes versus income tax return purposes. Deferred income tax assets are recognized if, in the Company's judgment, their realizability is determined to be more likely than not. If a deferred tax asset is determined to be unrealizable, the Company records a valuation allowance. The Company had no deferred tax liabilities as of December 31, 2013 and 2012. The components of the deferred income taxes as of December 31, 2013 and 2012 were as follows (dollars in thousands):

	Year Ended December 31,
	2013	2012
Deferred tax assets
Other	$1	$—
Unrealized loss on available-for-sale securities(1)	21	—
Deferred revenue	104	—
Total deferred tax assets	$126	$—

(1)	Included in other comprehensive income.

The Company believes that, as of December 31, 2013, it had no material uncertain tax positions. Interest and penalties relating to unrecognized tax expenses (benefits) are recognized in income tax expense, when applicable. There was no liability for interest or penalties accrued as of December 31, 2013.

The Company files tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is open to audit under the statute of limitations by the Internal Revenue Service for 2013. The Company or its subsidiaries' federal and state income tax returns are open to audit under the statute of limitations for 2010 to 2013.

7. Commitments and Contingencies

Leases — Realty Capital Securities leases certain office space and equipment under various operating leases. These leases are generally subject to scheduled base rent and maintenance cost increases, which are recognized on a straight-line basis over the period of the leases. Total rent expense for all operating leases was approximately $0.4 million, $0.3 million and $0.3 million for the years ended December 31, 2013, 2012 and 2011 respectively. Future annual minimum rental payments due are as follows (in thousands):

Year Ended December 31,	Amount
2014	$296
2015	196
2016	100
$592

RCS Capital Corporation and Subsidiaries
December 31, 2013

7. Commitments and Contingencies  – (continued)

Legal Proceedings — The Company and the Operating Subsidiaries are involved in legal proceedings from time to time arising out of their business operations, including arbitrations and lawsuits involving private claimants, and subpoenas, investigations and other actions by government authorities and self-regulatory organizations. In view of the inherent difficulty of predicting the outcome of such matters, particularly in cases in which claimants seek substantial or indeterminate damages, the Company cannot estimate what the possible loss or range of loss related to such matters will be. The Company recognizes a liability with regard to a legal proceeding when it believes it is probable a liability has occurred and the amount can be reasonably estimated. If some amount within a range of loss appears at the time to be a better estimate than any other amount within the range, the Company accrues that amount. When no amount within the range is a better estimate than any other amount, however, the Company accrues the minimum amount in the range. The Company maintains insurance coverage, including general liability, errors and omissions, excess entity errors and omissions and fidelity bond insurance. The Company records legal reserves and related insurance recoveries on a gross basis. Other than noted below, there were no legal reserves or payments recorded for this period.

In April 2013, Realty Capital Securities received notice and a proposed Letter of Acceptance, Waiver and Consent (“AWC”) from FINRA that certain violations of SEC and FINRA rules, including Rule 10b-9 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and FINRA Rule 2010, occurred in connection with its activities as a co-dealer manager for a public offering. Without admitting or denying the findings, Realty Capital Securities submitted an AWC, which FINRA accepted on June 4, 2013. In connection with the AWC, Realty Capital Securities consented to the imposition of a censure and a fine of $0.06 million, paid in the second quarter of 2013. Realty Capital Securities believes that the matter will not have a material adverse effect on Realty Capital Securities or its business.

Defense costs with regard to legal proceedings are expensed as incurred and classified as professional services within the consolidated statements of income. When there is indemnification or insurance, the Company may engage in defense or settlement and subsequently seek reimbursement for such matters.

Summit Litigation

Summit, its board of directors, the Company and a wholly owned subsidiary formed by the Company in connection with the Summit merger are named as defendants in two purported class action lawsuits (now consolidated) filed by alleged Summit shareholders on November 27, 2013 and December 12, 2013 in Palm Beach County, Florida challenging the Summit merger. These lawsuits allege, among other things, that: (1) each member of Summit’s board of directors breached his fiduciary duties to Summit and its shareholders in authorizing the Summit merger; (2) the Summit merger does not maximize value to Summit shareholders; and (3) the defendants aided and abetted the breaches of fiduciary duty allegedly committed by the members of Summit’s board of directors. These shareholder lawsuits seek class action certification and equitable relief, including an injunction against consummation of the Summit merger on the agreed-upon terms.

8. Stockholders' Equity

The Company has two classes of common stock:

Class A Common Stock.  2,500,000 shares of Class A common stock were issued to the public in the IPO. Class A common stock entitles holders to one vote per share and full economic rights (including rights to dividends, if any, and distributions upon liquidation). Holders of Class A common stock hold 100% of the economic rights and a portion of the voting rights of the Company.

On June 13, 2013, the Company's Board of Directors authorized and the Company declared an annual dividend rate of $0.72 per share of Class A common stock or an annual dividend rate of 3.6% based on the Class A common stock price in the IPO of $20.00, which is equal to a quarterly dividend of $0.18 per share.

RCS Capital Corporation and Subsidiaries
December 31, 2013

8. Stockholders' Equity  – (continued)

The dividend is payable in cash quarterly, beginning in July 2013, on the seventh business day of each quarter, in respect of the previous quarter, to stockholders of record at the close of business on the last business day of the previous quarter.

On June 14, 2013, the Company’s Board of Directors authorized and the Company declared its first quarterly cash dividend for its Class A common stock. The cash dividend was paid on July 10, 2013 to record holders of the Company’s Class A common stock at the close of business on June 28, 2013 in an amount equal to $0.18 per share.

On September 18, 2013, the Company’s Board of Directors authorized and the Company declared a cash dividend for the third quarter of 2013 for its Class A common stock. The cash dividend was paid on October 9, 2013 to record holders of the Company’s Class A common stock at the close of business on September 30, 2013 in an amount equal to $0.18 per share, consistent with the cash dividend declared and paid with respect to the second quarter of 2013.

On December 23, 2013, the Company’s Board of Directors authorized and the Company declared a cash dividend for the fourth quarter of 2013 for its Class A common stock. The cash dividend was paid on January 10, 2014 to record holders of the Company’s Class A common stock at the close of business on December 31, 2013 in an amount equal to $0.18 per share, consistent with the cash dividend declared and paid with respect to the third quarter of 2013.

Class B Common Stock.  As of December 31, 2013 RCAP Holdings owns 24,000,000 Class B Units of each operating subsidiary and 24,000,000 shares of the Company’s Class B common stock. As of December 31, 2013, Class B common stock entitles holders to four votes per share; provided, however, that the Company’s certificate of incorporation provides that so long as any of the Class B common stock remains outstanding, the holders of Class B common stock always will have a majority of the voting power of the Company’s outstanding common stock, and thereby control the Company. Class B common stock holders have no economic rights (including no rights to dividends and distributions upon liquidation). Immediately following the conversion from 100 unclassified shares, RCAP Holdings, as holder of Class B common stock, held 0% of the economic rights and the majority of the voting rights of the Company.

Equity Plan.  The RCS Capital Corporation Equity Plan provides for the grant of stock options, restricted shares of Class A common stock, restricted stock units, dividend equivalent rights and other equity-based awards to RCS Capital Management, LLC (“RCS Capital Management”), included under the Outperformance Agreement, non-executive directors, officers and other employees and independent contractors, including employees or directors of RCS Capital Management and its affiliates who are providing services to the Company. RCS Capital Management is an entity under common control with RCAP Holdings. The maximum number of shares of Class A common stock that may be granted pursuant to awards under the equity plan was initially 250,000 shares of Class A common stock. Following any increase in the number of issued and outstanding shares of Class A common stock, the maximum number of shares of Class A common stock that may be granted pursuant to awards under the equity plan will be a number of shares of Class A common stock equal to the greater of (x) 250,000 shares and (y) 10% of the total number of issued and outstanding shares of Class A common stock (on a diluted basis) at any time following such increase (subject to the registration of the increased number of available shares).

RCS Capital Corporation and Subsidiaries
December 31, 2013

9. Earnings Per Share

Basic earnings per share is computed by dividing net income available to Class A common stockholders by the weighted average number of shares of Class A common stock outstanding during the period. The computation of diluted earnings per share is similar to the computation of basic earnings per share, except that the denominator is increased to include the number of additional shares of Class A common stock that would have been outstanding if potentially dilutive shares of Class A common stock had been issued. The following table presents the calculation of basic and dilutive earnings per share for the years ended December 31, 2013, 2012 and 2011(amounts in thousands):

	Year Ended December 31,
	2013	2012	2011
Earnings for basic and diluted earnings per common Class A share:
Net income	$98,350	$7,412	$3,742
Net income attributable to non-controlling interests	95,749	7,412	3,742
Net income attributable to common stockholders	$2,601	$—	$—
Shares:
Average Class A shares used in basic and diluted computation(1)	2,500,000	N/A	N/A
Earnings per common Class A share
Basic and diluted	$1.04	N/A	N/A

(1)	Reflects the 2,500,000 shares of Class A common stock offered in the IPO. Shares of Class B common stock were subject to a lockup pursuant to an agreement with the underwriter in connection with the IPO. The lock up period expired during the 3 months ended December 31, 2013; however, these shares were excluded from the computation of diluted net income per share computation because they were anti-dilutive.

As of December 31, 2013, there were 3,975,000 LTIP Units of the Operating Subsidiaries outstanding under the 2013 Manager Multi-Year Outperformance Agreement. See Note 11, “2013 Manager Multi-Year Outperformance Agreement.” There were no distributions paid to the LTIP Unit holders during 2013; therefore, there was no impact to the Company’s basic earnings per share computation.

In addition, the Company did not meet (a) the threshold of total return to shareholders as measured against a peer group of companies, (b) nor did the LTIP Units capital account achieve economic equivalence with the capital balance of Class A units of the Operating Subsidiaries, at the end of the reporting period; therefore, the LTIP Units are excluded from the diluted earnings per share computation.

10. Net Capital Requirements

Realty Capital Securities is subject to the SEC Uniform Net Capital Rule 15c3-1, which requires the maintenance of minimum net capital of the greater of $100,000 or 1/15th of aggregate indebtedness, as defined, and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. As of December 31, 2013, Realty Capital Securities had net capital of $25.6 million which was $24.3 million in excess of its required net capital, and aggregate indebtedness to net capital ratio was 0.76 to 1. As of December 31, 2012, Realty Capital Securities had net capital of $3.4 million which was $2.7 million in excess of its required net capital, and aggregate indebtedness to net capital ratio was 3.07 to 1.

11. Related Party Transactions

A significant portion of the Company’s revenues relate to fees earned from transactions with or on behalf of AR Capital, LLC and its affiliates, including investment banking fees, services fees, transfer agent fees and wholesale broker-dealer commissions and concessions, in the ordinary course of its trade or business. The

RCS Capital Corporation and Subsidiaries
December 31, 2013

11. Related Party Transactions  – (continued)

Company earned revenues of $713.5 million, $257.3 million and $140.8 million for the years ended December 31, 2013, 2012 and 2011, respectively, from related party products. The receivables for such revenues were $48.4 million and $2.7 million as of December 31, 2013 and 2012, respectively. The Company incurred expenses directly from business activities related to related party products of $465.6 million, $185.8 million and $94.1 million for the years ended December 31, 2013, 2012 and 2011, respectively. The payables to related parties were $16.7 million as of December 31, 2013. The company did not have any payables to related parties as of December 31, 2012.

The Operating Subsidiaries were initially capitalized and funded by RCAP Holdings. During the year ended December 31, 2012, Realty Capital Securities received financial support from RCAP Holdings through capital contributions and expense allocation agreements. Through an agreement with an affiliate, Realty Capital Securities was allocated certain operating expenses including occupancy, professional services, communications and data processing, advertising and employee benefits. The total expense allocation for the year ended December 31, 2012, was approximately $0.8 million.

Beginning on January 1, 2013, the affiliate expense allocation arrangement was terminated. Pursuant to the new services agreement, AR Capital, LLC charges the Operating Subsidiaries for the services of information technology, human resources, accounting services and office services and facilities. For these services, the Company paid $3.5 million for the year ending December 31, 2013. As of December 31, 2013, the payable for such expenses is $0.3 million.

The Company incurs expenses directly for certain services it receives. The Company either allocates these expenses to the Operating Subsidiaries or causes RCAP Holdings to pay its portion based on RCAP Holdings’ ownership interest. Expenses that are directly attributable to a specific Operating Subsidiary are allocated 100% to the appropriate Operating Subsidiary. Expenses that are not specific to an Operating Subsidiary are allocated in proportion to income before taxes, management fees, incentive fees and outperformance fees. The intercompany receivables and payables for these expenses are eliminated in consolidation and are settled quarterly. For the year ended December 31, 2013, the Operating Subsidiaries incurred $2.3 million for such expenses. There were no expenses payable by RCAP Holdings as of December 31, 2013.

From time to time, RCAP Holdings may purchase shares of the Company's Class A common stock in the secondary market. As of December 31, 2013, RCAP Holdings owned 2.06% of the Company's Class A common stock outstanding.

Management Agreement.  Pursuant to the management agreement, RCS Capital Management implements the Company's business strategy, as well as the business strategy of the Operating Subsidiaries, and performs executive and management services for the Company and Operating Subsidiaries, subject to oversight, directly or indirectly, by the Company's Board of Directors.

The Company, together with the Operating Subsidiaries, pays RCS Capital Management a management fee in an amount equal to 10% of the aggregate U.S. GAAP net income of the Operating Subsidiaries, calculated and payable quarterly in arrears, subject to the aggregate U.S. GAAP net income of the Operating Subsidiaries being positive for the current and three preceding calendar quarters.

In addition, the Company pays RCS Capital Management an incentive fee, calculated and payable quarterly in arrears, that is based on the Company's earnings and stock price. The incentive fee is an amount (if such amount is a positive number) equal to the difference between: (1) the product of (x) 20% and (y) the difference between (i) the Company's Core Earnings, as defined below, for the previous 12-month period, and (ii) the product of (A) the weighted average of the issue price per share of the Company's common stock of all the Company's public offerings multiplied by the weighted average number of all shares of common stock outstanding (including any restricted shares of Class A common stock and any other shares of Class A common stock underlying awards granted under the Company's equity plan) in the previous 12-month period, and (B) 8.0%; and (2) the sum of any incentive fee paid to RCS Capital Management with respect to the first

RCS Capital Corporation and Subsidiaries
December 31, 2013

11. Related Party Transactions  – (continued)

three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless the Company's Core Earnings for the 12 most recently completed calendar quarters is greater than zero.

Core Earnings is a non-U.S. GAAP measure and is defined as U.S. GAAP net income (loss) of RCS Capital Corporation, excluding non-cash equity compensation expense, management fees, incentive fees, acquisition fees, depreciation and amortization, any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income. The amount will be adjusted to exclude one-time events pursuant to changes in U.S. GAAP and certain other non-cash charges after discussions between RCS Capital Management and the independent directors and after approval by a majority of the independent directors.

Such management and incentive fee calculations commenced on June 10, 2013, the date the offering was completed. For periods less than four quarters or 12 months, the calculations are based on a pro rata concept starting with the quarter ended June 30, 2013.

The management fee earned by RCS Capital Management for the period June 10, 2013 (commencement date of the agreement) to December 31, 2013 was $6.0 million, which is the expense recorded by the Company for the year ended December 31, 2013. The payable for such expense is included in accrued expenses — due to related parties within the accompanying consolidated statements of financial condition.

The incentive fee earned by RCS Capital Management for the period June 10, 2013 (commencement date of the agreement) to December 31, 2013, was $0.3 million, which is the expense recorded in other expense by the Company for the year ended December 31, 2013. The payable of $0.3 million for such expense is included in accrued expenses — due to related parties within the accompanying consolidated statements of financial condition.

2013 Manager Multi-Year Outperformance Agreement.  The Company entered into the 2013 Manager Multi-Year Outperformance Agreement (the “OPP”), as of June 10, 2013, with the Operating Subsidiaries and RCS Capital Management. The OPP provides for performance-based bonus awards to RCS Capital Management up to a maximum award opportunity (“OPP Cap”) that is 5.00% of the Company's market capitalization on the date of the IPO. The OPP is intended to further align RCS Capital Management’s interests with those of the Company and its stockholders. Under the OPP, RCS Capital Management was granted LTIP Units of the Operating Subsidiaries that were to be allocated among Operating Subsidiaries by the independent directors of the Company based upon any reasonable method as determined in their sole discretion. The LTIP Units represent units of equity ownership in the Operating Subsidiaries that are structured as profits interest therein. Subject to the OPP Cap, the number of LTIP Units earned under the OPP will be determined based on the Company's achievement of total return to stockholders, which is referred to as “Total Return” and which includes both share price appreciation and common stock dividends, as measured against a peer group of companies, for the three-year performance period commencing on the commencement date.

Subject to RCS Capital Management's continued service through each vesting date, 1/3 of any LTIP Units earned will vest on each of the third, fourth and fifth anniversaries of the commencement date. Until such time as the LTIP Units are fully earned in accordance with the provisions of the OPP, the LTIP Units are entitled to distributions equal to 10% of the distributions on the Class C Units of the applicable Operating Subsidiary. After the LTIP Units are fully earned, they are entitled to a catch-up distribution and then the same distributions as the Class C Units of the applicable Operating Subsidiary. At the time RCS Capital Management’s capital account with respect to the LTIP Units is economically equivalent to the average capital account balance of the Class A Units, the Class B Units and the Class C Units of the applicable Operating Subsidiary, has been earned and has been vested for 30 days, the applicable LTIP Units will automatically convert into Class C Units of the Operating Subsidiary on a one-to-one basis.

In connection with the OPP, the Company has determined that the LTIP Unit holders were entitled to receive distributions during 2013 amounting to $0.3 million. Such distributions were not made because the

RCS Capital Corporation and Subsidiaries
December 31, 2013

11. Related Party Transactions  – (continued)

Company and the LTIP Unit holders did not believe distributions were payable on the LTIP Units during 2013. RCS Capital Management has agreed to waive all rights to any and all distributions due in 2013. The Company also evaluated the provisions of ASC 480-10-S99 and has concluded the LTIP Units are not currently redeemable.

During the 4th quarter of 2013, The Company determined that the OPP award should be recognized under ASC Topic No. 505, Stock-Based Transactions with Nonemployees, (“ASC 505”) rather than ASC Topic No. 718. Compensation — Stock Compensation. The impact of this change was not material for any prior periods. In accordance with ASC 505, the Company recognizes the fair value of the OPP award over the requisite performance period of the award. The award is remeasured at each reporting date and the amortization of the expense is adjusted accordingly. The fair value of the OPP award was determined utilizing a Monte Carlo simulation technique under a risk-neutral premise. The significant assumptions utilized in determining the fair value of $3.3 million as of December 31, 2013, which is expected to be recognized over a period of three years from the grant date were as follows:

•	Risk free rate of 0.55% utilizing the prevailing 2.4-year zero-coupon U.S. treasury yield at the reporting date;
•	Expected dividend yield of 3.6%; and
•	Volatility of 30.0% based on the historical and implied volatility of the peer group of companies

For the year ended December 31, 2013 the Company recognized $0.5 million, which is included in other expenses in the consolidated statements of income.

RCS Advisory Services, LLC — AR Capital, LLC Services Agreement.  RCS Advisory entered into a services agreement with AR Capital, LLC, pursuant to which it provides AR Capital, LLC and its subsidiaries with transaction management services (including, transaction management, compliance, due diligence, event coordination and marketing services, among others), in connection with the performance of services to certain AR Capital, LLC sponsored companies.

Registration Rights Agreement.  The Company entered into a registration rights agreement with RCAP Holdings and RCS Capital Management pursuant to which the Company will grant (i) RCAP Holdings, its affiliates and certain of its transferees the right, under certain circumstances and subject to certain restrictions, to require the Company to register under the Securities Act shares of its Class A common stock issuable upon exchange of the Operating Subsidiaries Units (and cancellation of corresponding shares of its Class B common stock) held or acquired by them, and (ii) RCS Capital Management, its affiliates and certain of its transferees the right, under certain circumstances and subject to certain restrictions, to require the Company to register under the Securities Act any equity-based awards granted to RCS Capital Management under the equity plan.

Exchange Agreement.  RCAP Holdings entered into an exchange agreement with the Company under which RCAP Holdings has the right, from time to time, to exchange its Operating Subsidiaries Units for shares of Class A common stock of the Company on a one-for-one basis. Pursuant to the exchange agreement, the parties have agreed to preserve their relative ownership of the Class A common stock, Class B common stock, Class A Units of the Operating Subsidiaries and Class B Units of the Operating Subsidiaries and, accordingly, that the transfer of units of an Operating Subsidiary to a transferee thereof shall be accompanied by the simultaneous transfer of an equal number of the same class, series or type of units of the other Operating Subsidiaries to such transfer. In connection with an exchange, a corresponding number of shares of the Company's Class B common stock will be canceled. Any such exchange by RCAP Holdings will result in dilution of the economic interests of the Company's public stockholders.

If RCAP Holdings exchanges its Operating Subsidiaries Units for shares of the Company's Class A common stock, the Company's membership interests in the Operating Subsidiaries will be correspondingly increased and RCAP Holdings' corresponding shares of Class B common stock will be canceled. Because

RCS Capital Corporation and Subsidiaries
December 31, 2013

11. Related Party Transactions  – (continued)

each share of Class B common stock initially will entitle the holder thereof to four votes, whereas each share of Class A common stock offered hereby will entitle the holder thereof to one vote, and because each share of Class A common stock issued to RCAP Holdings upon exchange of its Operating Subsidiaries Units will correspond to the cancellation of one share of Class B common stock held by RCAP Holdings, an exchange of one Operating Subsidiaries Unit for one share of Class A common stock will decrease the voting power of RCAP Holdings by three votes and consequently increase the voting power of the public stockholders; provided, however, that the Company's certificate of incorporation provides that so long as any of its Class B common stock remains outstanding, the holders of its Class B common stock always will have a majority of the voting power of its outstanding common stock, and thereby control the Company. The percentages of voting power in the Company will change accordingly.

Amended and Restated Limited Liability Company Agreements of the Operating Subsidiaries.   The form of the amended and restated limited liability company agreement of each of the Operating Subsidiaries was filed as an exhibit to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013. The amended and restated operating agreements provide that going forward, any time the Company issues a share of its Class A common stock, the Company will transfer the net proceeds received by it with respect to such share, if any, to the Operating Subsidiaries (allocated among them in accordance with their relative equity values at the time) and each of them shall be required to issue to the Company one Class A Unit. Conversely, if at any time going forward, any shares of its Class A common stock are redeemed by the Company for cash, the Company can cause the Operating Subsidiaries, immediately prior to such redemption of the Company's Class A common stock, to redeem an equal number of Class A Units of each operating subsidiary held by the Company, upon the same aggregate terms and for the same price, as the shares of the Class A common stock are redeemed.

American National Stock Transfer, LLC — Transfer Agent Services Agreement.   ANST has entered into a services agreement with AR Capital, LLC, pursuant to which it will provide transfer agent services to AR Capital sponsored REITs. The agreement provides for an initial term of ten years. The agreement provides that each REIT must pay a minimum monthly fee as well as additional ad hoc service fees and related expense reimbursements.

Tax Receivable Agreement.  The Company entered into a tax receivable agreement with RCAP Holdings requiring the Company to pay to RCAP Holdings 85% of the amount of the reduction, if any, in U.S. federal, state and local income tax liabilities that the Company realizes (or is deemed to realize upon early termination of the tax receivable agreement or change of control) as a result of the increases in tax basis of its tangible and intangible assets created by RCAP Holdings' exchanges of its Operating Subsidiaries Units for shares of Class A common stock (with a cancellation of its corresponding shares of the Company's Class B common stock) pursuant to the exchange agreement. Cash payments pursuant to the tax receivable agreement will be the Company's obligation. The initial public offering did not generate tax benefits and did not require payments pursuant to this agreement. In general, the Company's payments under the tax receivable agreement will not be due until after the Company has filed its tax returns for a year in which the Company realizes a tax benefit resulting from an exchange; however, the timing of payments could be accelerated upon an early termination of the tax receivable agreement or change in control which could require payment prior to the Company's ability to claim the tax benefit on its tax returns. Furthermore, RCAP Holdings will not be required to reimburse the Company for any payments previously made under the tax receivable agreement even if the IRS were to successfully challenge the increase in tax basis resulting from an exchange and, as a result, increase the Company's tax liability. The accelerated timing of payments and the increase in the Company's tax liability without reimbursement could affect the cash available to it and could impact its ability to pay dividends.

AR Capital Real Estate Income Fund.  As of December 31, 2013, RCS Advisory and Realty Capital Securities had investments in the AR Capital Real Estate Income Fund, an equity mutual fund managed by a

RCS Capital Corporation and Subsidiaries
December 31, 2013

11. Related Party Transactions  – (continued)

related party, of $8.5 million and $5.9 million, respectively. As of December 31, 2012, RCS Advisory and Realty Capital Securities had no such investments.

12. Segment Reporting

The Company operates through its three Operating Subsidiaries in four principal segments: Wholesale Broker-Dealer; Transaction Management; Investment Banking and Capital Markets; and Transfer Agent. Realty Capital Securities, the Company's Wholesale Broker-Dealer segment, includes the Company's alternative investment program activities and is the distributor or dealer manager for proprietary and non-proprietary publicly registered non-exchange traded (“non-traded”) securities and for an open-end mutual fund. Proprietary programs are sponsored directly or indirectly by AR Capital, LLC, an affiliate. Realty Capital Securities distributes these securities through selling groups comprised of FINRA member broker-dealers located throughout the United States.

Transaction Management is provided by RCS Advisory whose activities support the alternative investment programs distributed by Realty Capital Securities. These activities include: services related to offering registration and blue sky filings; regulatory advice; registration maintenance; transaction management; marketing support; due diligence support; events; training and education; conference management; and strategic advice.

The Investment Banking and Capital Markets segment is a division of Realty Capital Securities and includes the Company's strategic advisory and capital markets services focused, in part, on the direct investment program industry. Activities related to the Investment Banking and Capital Markets segment include: corporate strategic planning and advice; and sourcing, structuring and maintaining debt finance and derivative arrangements.

ANST operates in the SEC registered Transfer Agent segment and performs transfer agency activities related to the direct investment programs. ANST acts as a registrar, provides record-keeping services and executes the transfers, issuances and cancellations of shares.

The reportable business segment information is prepared using the following methodologies:

•	Net revenues and expenses directly associated with each reportable business segment are included in determining earnings before taxes.
•	Net revenues and expenses not directly associated with specific reportable business segments are allocated based on the most relevant measures applicable, including each reportable business segment's net revenues, time spent and other factors.
•	Reportable business segment assets include an allocation of indirect corporate assets that have been fully allocated to the Company's reportable business segments, generally based on each reportable business segment's capital utilization.

RCS Capital Corporation and Subsidiaries
December 31, 2013

12. Segment Reporting  – (continued)

The following table presents the Company's net revenues, expenses and income before taxes by segment for the years ended December 31, 2013, 2012 and 2011(in thousands):

	Year Ended December 31,
	2013	2012	2011
Wholesale broker-dealer:
Revenues	$802,965	$286,572	$174,729
Expenses	757,792	280,085	170,987
Income	$45,173	$6,487	$3,742
Transaction management:
Revenues	$24,367	$—	$—
Expenses	14,517	—	—
Income	$9,850	$—	$—
Investment banking and capital markets:
Revenues	$47,884	$925	$—
Expenses	5,107	—	—
Income	$42,777	$925	$—
Transfer agent:
Revenues	$12,558	$—	$—
Expenses	9,588	—	—
Income	$2,970	$—	$—
Revenue reconciliation
Total revenues for reportable segments	$887,774	$287,497	$174,729
Intercompany revenues	(1,279)	—	—
Total revenues	$886,495	$287,497	$174,729
Income reconciliation
Total income for reportable segments	$100,770	$7,412	$3,742
Corporate and other expenses	(218)	—	—
Income before income taxes	$100,552	$7,412	$3,742

The following table presents the Company's total assets by segment as of December 31, 2013 and 2012 (in thousands):

	December 31, 2013	December 31, 2012
Segment assets:
Wholesale broker-dealer	$32,058	$15,286
Transaction management	20,211	—
Investment banking and capital markets	46,529	925
Transfer agent	8,618	—
Total assets for reportable segments	$107,416	$16,211
Assets reconciliation:
Total assets for reportable segments	$107,416	$16,211
Other assets	3,711	—
Total consolidated assets	$111,127	$16,211

RCS Capital Corporation and Subsidiaries
December 31, 2013

13. Subsequent Events

Pending Acquisitions

Cetera Financial Group (“Cetera”)

Formed in 2010 through the purchase of three ING Groep N.V., broker-dealers, Cetera Financial Holdings, Inc. (“Cetera”) is a financial services holding company that provides independent broker-dealer services and investment retail advice through four distinct independent broker-dealer platforms: Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Financial Institutions LLC and Cetera Financial Specialists LLC.

On January 16, 2014, the Company entered into the Cetera merger agreement with Cetera. Pursuant to the terms and subject to the conditions set forth in the Cetera merger agreement, a wholly owned subsidiary of the Company will merge with and into Cetera, with Cetera surviving the merger as the Company's subsidiary.

The Company will pay aggregate estimated consideration of $1.15 billion in cash including assumed debt, subject to certain adjustments. In January 2014, the Company paid $55.0 million into escrow related to the purchase of Cetera. If the Cetera acquisition does not close, the Company may be obligated to pay Cetera a $75 million termination fee.

Barclays Commitment Letter

Concurrently with the execution of the Cetera merger agreement, the Company, RCS Capital Management, LLC (collectively, the “RCS Companies”), entered into a commitment letter (the “Commitment Letter”) with Barclays Bank PLC (“Barclays”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Bank of America, N.A. (“Bank of America” and, together with Merrill Lynch and Barclays, the “Commitment Parties”). The Commitment Letter provides for a commitment by Barclays and Bank of America to each provide 50% of (i) a $550.0 million senior secured first lien term loan facility (the “First Lien Term Facility”), (ii) a $25.0 million senior secured first lien revolving credit facility (the “Revolving Facility”) and (iii) a $150.0 million senior secured second lien term loan facility (the “Second Lien Term Facility” and, together with the First Lien Term Facility, the “Term Facilities”). The proceeds of the Term Facilities will be used by the Company to pay a portion of the consideration to be paid in the Cetera acquisition, to refinance existing indebtedness of Cetera and the RCS Companies and to pay related fees and expenses. The proceeds of the Revolving Facility will be used following the closing of the Cetera acquisition for permitted capital expenditures, to provide for the ongoing working capital requirements of the Company and its subsidiaries following the Cetera acquisition and for general corporate purposes. The commitments of the Commitment Parties under the Commitment Letter are subject to certain conditions, including potential reductions of the commitments under the First Lien Term Facility if certain pending acquisitions contemplated by the Company are not consummated, the absence of a Company Material Adverse Effect (as defined in the Commitment Letter), the negotiation of definitive documentation, concurrent investments in the borrower of debt or equity from additional investors and other customary closing conditions.

Luxor Commitment Letter

On January 16, 2014, and in connection with the entry into the Cetera Merger Agreement, the Company and RCAP Holdings entered into a commitment letter (the “Luxor Commitment Letter”) with Luxor Capital Group, LP (“Luxor”). The Luxor Commitment Letter provides for a commitment by Luxor to purchase, subject to modification in certain circumstances as set forth in the Luxor Commitment Letter, (i) $120.0 million of Convertible Notes (the “Convertible Notes”), (ii) $270.0 million of Convertible Preferred Securities (the “Convertible Preferred Securities”) and (iii) up to $50.0 million in common stock (the “Common Stock”, together with the Convertible Notes and the Convertible Preferred Securities, the “Subject Securities”). The Common Stock purchase is subject to the consummation of a follow-on public offering by the Company that satisfies certain minimum proceeds thresholds. Certain of the Subject Securities will be acquired by Luxor at a discount to their face amount, as set forth in the Luxor Commitment Letter.

RCS Capital Corporation and Subsidiaries
December 31, 2013

13. Subsequent Events  – (continued)

As a condition to entering into the Luxor Commitment Letter, Luxor has the right to designate an independent director to the Board of Directors of the Company. The proceeds from the Luxor Commitment Letter will be used by the Company to pay a portion of the consideration to be paid in the Cetera acquisition, to refinance existing indebtedness of Cetera and the RCS Companies and to pay related fees and expenses. The commitments under the Luxor Commitment Letter are subject to certain conditions including the absence of a Company Material Adverse Effect (as defined in the Cetera Merger Agreement) and other customary closing conditions.

J.P. Turner & Company, LLC and J.P. Turner & Company Capital Management, LLC (collectively, “J.P. Turner”)

J.P. Turner is a retail broker-dealer and investment adviser with a concentration in the southeast United States. J.P. Turner also offers a variety of other investment services, including investment banking.

On January 16, 2014, the Company entered into the J.P. Turner purchase agreement with J.P. Turner. Pursuant to the terms and subject to the conditions set forth in the J.P. Turner purchase agreement, a wholly owned subsidiary of the Company will purchase all outstanding membership interests in J.P. Turner held by the sellers.

The Company will pay aggregate estimated consideration of $27.0 million, which will be 70% in cash and 30% in shares of the Company's Class A common stock, subject to certain adjustments and earn-outs.

First Allied Holdings Inc. (“First Allied”)

First Allied is an independent broker dealer.

Pursuant to a merger agreement dated as of June 5, 2013, among RCAP Holdings, First Allied and the holders of all the equity capital of First Allied, First Allied was acquired by RCAP Holdings on September 25, 2013 for a total cost of $177.0 million, consisting of $145.0 million in merger consideration plus the assumption of $32.0 million of First Allied indebtedness.

On February 11, 2014, the Company entered into a non-binding letter of intent with RCAP Holdings to enter into a contribution agreement pursuant to which RCAP Holdings will contribute all its equity interests in First Allied to the Company. As consideration for this contribution, the Company has agreed to issue shares of the Company's Class A common stock to RCAP Holdings representing an amount of $207.5 million in the aggregate, and the Company expects to assume First Allied’s net liabilities upon consummation of the contribution.

Amendment to ICH Merger Agreement

On February 28, 2014, the ICH merger agreement was amended to, among other things (1) provide that ICH will merge with and into a wholly owned subsidiary of the Company, with the Company's subsidiary surviving the merger with the same corporate name as ICH, (2) provide that the ICH merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and (3) extend the date after which the parties can terminate the ICH merger agreement from April 30, 2014 (subject to extension as set forth in the ICH merger agreement) to July 31, 2014 (without any extension provisions).

RCS Capital Corporation Restructuring Transactions

On February 11, 2014, the Company entered into certain corporate restructuring transactions (the “Restructuring Transactions”) involving the Company, RCAP Holdings, the Company’s Operating Subsidiaries, and RCS Capital Management. The Company has entered into a series of agreements in connection with the Restructuring Transactions. The Company entered into the Restructuring Transactions to help simplify the Company’s corporate structure as the Company moves ahead with its recently announced acquisitions and related financings and strives to create the second-largest independent financial advice network in the United States.

RCS Capital Corporation and Subsidiaries
December 31, 2013

13. Subsequent Events  – (continued)

Amendment of Exchange Agreement

As an initial step in the Restructuring Transactions, on February 11, 2014, the Company entered into a First Amendment to the Exchange Agreement (the “Amendment”) with RCAP Holdings, the holder of (a) the Class B Units of each of the Operating Subsidiaries (collectively, the “Class B Operating Subsidiary Units”), and (b) all the outstanding shares of the Company’s Class B common stock, par value $0.001 per share (“Class B Common Stock”). The purpose of the Amendment was to amend the Exchange Agreement dated as of June 10, 2013 (as amended by the Amendment, the “Exchange Agreement”), between the Company and RCAP Holdings, so as to permit an exchange by RCAP Holdings of its Class B Operating Subsidiary Units for shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), and the related cancellation of a corresponding number of shares of Class B Common Stock thereunder, to be treated as a contribution by RCAP Holdings of its equity interests in each of the Operating Subsidiaries to the Company in a transaction intending to qualify as tax-free under Section 351 of the United States Internal Revenue Code of 1986, as amended.

Exchange

On February 11, 2014, as part of the Restructuring Transactions, RCAP Holdings delivered a written notification (the “Exchange Request”) to the Company pursuant to the Exchange Agreement of RCAP Holdings’ election to exchange 23,999,999 Class B Operating Subsidiary Units for 23,999,999 shares of Class A Common Stock. Pursuant to the Exchange Request, the Company and RCAP Holdings waived the obligation under the Exchange Agreement to deliver an exchange notice with respect to the exchange at least 20 days in advance of the closing of the Exchange, as well as provisions in the Exchange Agreement with respect to the timing of the closing of the Exchange, which was consummated on February 11, 2014.

The Company issued the Class A Common Stock in the Exchange to RCAP Holdings in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). RCAP Holdings was an existing holder of the Class A Common Stock and the Class B Common Stock, and the Company did not, directly or indirectly, pay or give any commission or other remuneration to any party for soliciting the exchange. Pursuant to the Exchange Request, RCAP Holdings also delivered 23,999,999 shares of Class B Common Stock to the Company for cancellation concurrently with the closing of the exchange.

After giving effect to the Exchange, as of February 11, 2014, RCAP Holdings holds 24,051,499 shares of Class A Common Stock and one share of Class B Common Stock, which entitles RCAP Holdings, in the aggregate, to 90.76% of the economic rights in the Company and 95.38% of the voting power of the Class A Common Stock and Class B Common Stock voting together as a single class. As a result, RCAP Holdings is entitled to both economic and voting rights and, therefore, no longer has a non-controlling interest in the Operating Subsidiaries of the Company.

Equity Plan

Following the Exchange, which was consummated on February 11, 2014, and the registration statement on Form S-8 filed with respect to the equity plan on February 19, 2014, as of February 19, 2014, 2,649,999 shares of Class A common stock may be granted pursuant to awards under the equity plan.

Formation of RCS Holdings

Also in connection with the Restructuring Transactions, the Company formed RCS Capital Holdings, LLC (“RCS Holdings”), a Delaware limited liability company, and, in connection therewith, entered into a Limited Liability Company Agreement of RCS Holdings dated as of February 11, 2014 (the “RCS Holdings LLC Agreement”), between the Company and RCS Capital Management.

In connection with the formation of RCS Holdings, on February 11, 2014, (a) the Company entered into a Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”) with RCS Capital

RCS Capital Corporation and Subsidiaries
December 31, 2013

13. Subsequent Events  – (continued)

Management and RCS Holdings, pursuant to which the Company contributed to RCS Holdings 26,499,999 Class A Units of each of the Operating Subsidiaries (collectively, the “Class A Operating Subsidiary Units”) in exchange for 26,499,999 Class A RCS Holdings Units (as defined below), and (b) RCS Capital Management contributed to RCS Holdings an aggregate of 3,975,000 LTIP Units of the Operating Subsidiaries (the “Operating Subsidiary LTIP Units”) in exchange for 1,325,000 RCS Holdings LTIP Units (as defined below), which RCS Holdings LTIP Units (as defined below) will be subject to the Amended OPP (as defined below).

Pursuant to the RCS Holdings LLC Agreement, there are three authorized classes of equity interests in RCS Holdings, designated as “Class A Units” (“Class A RCS Holdings Units”), “Class C Units” (“Class C RCS Holdings Units) and “LTIP Units” (“RCS Holdings LTIP Units”). In connection with the execution of the RCS Holdings LLC Agreement and the Contribution and Exchange Agreement, 100% of the Class A RCS Holdings Units were issued to the Company and 100% of the RCS Holdings LTIP Units were issued to RCS Capital Management. The Class A RCS Holdings Units issued to the Company are fully vested, are not subject to any put and call rights, and entitle the holder thereof to voting and economic rights (including rights to dividends and distributions upon liquidation). The RCS Holdings LTIP Units issued to RCS Capital Management are structured as a profits interest in RCS Holdings with all the rights, privileges and obligations associated with Class A RCS Holdings Units, subject to certain exceptions, and do not have any voting rights. The RCS Holdings LTIP Units are subject to vesting, forfeiture and restrictions on transfers as provided in the Amended OPP (as defined below). Until such time as the RCS Holdings LTIP Units are fully earned in accordance with the provisions of the Amended OPP (as defined below), the RCS Holdings LTIP Units are entitled to distributions equal to 10% of the distributions on Class A RCS Holdings Units. After the RCS Holdings LTIP Units are fully earned they are entitled to a catch-up distribution and then the same distributions as Class A RCS Holdings Units. At the time RCS Capital Management’s capital account with respect to the RCS Holdings LTIP Units is economically equivalent to the average capital account balance of the Class A and Class C Units of RCS Holdings, has been earned and has been vested for 30 days, the RCS Holdings LTIP Units will automatically convert into Class C RCS Holdings Units on a one-to-one basis. The Class C RCS Holdings Units have the same economic rights, privileges and obligations associated with Class A RCS Holdings Units, but do not have any voting rights. The Class C RCS Holdings Units will be exchangeable at the holder’s option for shares of Class A Common Stock on a one-to-one basis. Pursuant to the RCS Holdings LLC Agreement, the Company, as the managing member of RCS Holdings, controls RCS Holdings’ affairs and decision making. Consequently, the Company is responsible for all the operational and administrative decisions and day-to-day management of the business of RCS Holdings.

Amended and Restated Limited Liability Company Agreements of the Operating Subsidiaries

Also in connection with the formation of RCS Holdings, on February 11, 2014, the Company and RCAP Holdings entered into an amendment and restatement of each of the existing limited liability company agreements of the Operating Subsidiaries (collectively, as so amended and restated, the “Operating Subsidiary LLC Agreements”). Pursuant to the Operating Subsidiary LLC Agreements, there are now only two authorized classes of equity interests in each of the Operating Subsidiaries (collectively, the “Operating Subsidiary Units”), designated as “Class A Units” and “Class B Units.” Following the execution of the Operating Subsidiary LLC Agreements, the Operating Subsidiaries no longer have classes of equity interests designated as “Class C Units” or “LTIP Units.” See “Amended and Restated 2013 Multi-Year Outperformance Agreement”.

Pursuant to the Contribution and Exchange Agreement, 26,499,999, or 100%, of the Class A Operating Subsidiary Units were issued to RCS Holdings. Following the execution of the Operating Subsidiary LLC Agreements, the Class A Operating Subsidiary Units continue to entitle the holder thereof to voting and economic rights (including rights to dividends and distributions upon liquidation). Following the Exchange, one of each, or 100%, of the Class B Operating Subsidiary Units were held by RCAP Holdings. The Class B Operating Subsidiary Unit also continues to entitle the holder thereof to economic rights (including rights to

RCS Capital Corporation and Subsidiaries
December 31, 2013

13. Subsequent Events  – (continued)

dividends and distributions upon liquidation), but no voting rights; however, as there is only one Class B Operating Subsidiary Unit outstanding, RCAP Holdings has de minimis direct economic rights with respect to the Operating Subsidiaries.

Amended and Restated Services Agreement

On February 11, 2014, in connection with the Restructuring Transactions, the Company entered into an amendment and restatement of the existing Management Agreement dated as of June 10, 2013, among the Company, the Operating Subsidiaries and RCS Capital Management. Upon the amendment and restatement of such Management Agreement, it is now known as the Amended and Restated Services Agreement (the “Services Agreement”).

In the Services Agreement, RCS Holdings was added as a party thereto and service recipient thereunder, and the Operating Subsidiaries are no longer parties thereto but continue to be service recipients thereunder. In connection with such change, the fees payable to RCS Capital Management pursuant to the Services Agreement are now allocated between the Company and RCS Holdings based on any reasonable method determined by the Company’s independent directors, such as the relative value of the services provided during the relevant period or the relative amount of time spent by RCS Capital Management providing management services to RCS Holdings and the Operating Subsidiaries, on the one hand, and the Company, on the other hand.

The Services Agreement was also executed in order to clarify the services to be provided to the Company, RCS Holdings and the Operating Subsidiaries on a going-forward basis. In addition, the parties extended the expiration of the initial term of the Services Agreement from June 10, 2023 to June 10, 2033. During the initial term, the Company, together with RCS Holdings, may terminate the Services Agreement only for cause (as defined in the Services Agreement).

In addition, the Services Agreement was executed in order to simplify the definition of the “Quarterly Fee” payable to RCS Capital Management and the definition of “Core Earnings” (a component used in calculating the incentive fee payable to RCS Capital Management). Pursuant to the revised definition of the Quarterly Fee, the Company, together with RCS Holdings, pays RCS Capital Management: (a) a quarterly fee in an aggregate amount equal to 10% of the Company’s pre-tax income calculated under U.S. (if such amount is a positive number), calculated and payable quarterly in arrears, subject to the Company’s U.S. GAAP pre-tax income being positive for the current and three preceding calendar quarters. Core Earnings is a non-GAAP measure and is now defined as the after-tax U.S. GAAP net income (loss) of the Company before the incentive fee plus non-cash equity compensation expense, depreciation and amortization, any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income. The amount may be adjusted to include one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between RCS Capital Management and the Company’s independent directors and after approval by a majority of the Company’s independent directors. The incentive fee is an amount (if such amount is a positive number) equal to the difference between: (1) the product of (x) 20% and (y) the difference between (i) the Company’s Core Earnings, as defined below, for the previous 12-month period, and (ii) the product of (A) (X) the weighted average of the issue price per share (or deemed price per share) of the Company’s common stock of all of the Company’s cash and non-cash issuances of common stock from and after June 5, 2013, multiplied by (Y) the weighted average number of all shares of common stock outstanding (including any restricted shares of Class A common stock and any other shares of Class A common stock underlying awards granted under the Company’s equity plan) in the case of this clause (Y), in the previous 12-month period, and (B) 8.0%; and (2) the sum of any incentive fee paid to RCS Capital Management with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless the Company’s cash flows for the 12 most recently completed calendar quarters is greater than zero.

RCS Capital Corporation and Subsidiaries
December 31, 2013

13. Subsequent Events  – (continued)

Amended and Restated 2013 Multi-Year Outperformance Agreement

On February 11, 2014, the Company, the Operating Subsidiaries, RCS Holdings and RCS Capital Management entered into the Amended and Restated 2013 Multi-Year Outperformance Agreement (the “Amended OPP”), which upon completion of the Restructuring Transactions superseded and replaced the 2013 Multi-Year Outperformance Agreement dated as of June 10, 2013 (the “Original OPP”), among the Company, the Operating Subsidiaries and RCS Capital Management. The Amended OPP provides that all the terms of award of RCS Holdings LTIP Units issued to RCS Capital Management pursuant to the Contribution and Exchange Agreement described above will be the same as previously applied under the Original OPP to the Operating Subsidiary LTIP Units that were contributed by RCS Capital Management to RCS Holdings, including without limitation the maximum award opportunity, the performance metrics, the performance measurement periods, and the vesting terms thereof. The sole purpose for entering into the Amended OPP was to facilitate the formation of RCS Holdings and simplify the Company’s structure by providing RCS Capital Management with RCS Holdings LTIP Units in lieu of Operating Subsidiary LTIP Units.

S-1 Filing

On February 13, 2014, the Company filed a Registration Statement on Form S-1 with the SEC relating to a proposed public offering of shares of Class A common stock of the Company (the “offering”). All the shares of Class A common stock included in the offering will be sold by the Company. Concurrently with the closing of the offering, the Company expects to complete a private offering (the “concurrent private offering”) to Luxor and the members of RCAP Holdings of shares of the Company’s Class A common stock at the public offering price per share. No discount or commission will be paid to the underwriters in connection with the concurrent private offering. The Company intends to use the net proceeds from the offering and the concurrent private offering to fund a portion of the cash consideration required for the pending acquisitions. The offering is not conditioned upon the closing of the pending acquisitions. If the pending acquisitions are not consummated, the Company intends to use the net proceeds from the offering for general corporate purposes, including additional acquisitions. There can be no assurance that any or all of the pending acquisitions will close.

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Financial Condition
(Dollars in thousands, except shares presented at par value)

	March 31, 2014	December 31, 2013
	(Unaudited)
Assets
Cash and cash equivalents (includes restricted cash of $55,000 and $0, respectively)	$100,421	$45,744
Available-for-sale securities	6,318	8,528
Investment securities	6,558	5,874
Receivables:
Selling commission and dealer manager fees
Due from related parties	2,240	1,072
Due from non-related parties	—	21
Reimbursable expenses
Due from related parties	11,741	18,772
Due from non-related parties	528	584
Investment banking fees (related party)	1,504	21,420
Due from RCAP Holdings and other related parties	1,005	7,156
Property and equipment (net of accumulated depreciation $249 and $198, respectively)	569	458
Prepaid expenses and other assets	11,581	1,372
Deferred income tax asset (net)	877	126
Deferred offering costs and financing fees	3,028	—
Total assets	$146,370	$111,127
Liabilities and Stockholders' Equity
Accounts payable	$9,050	$4,695
Accrued expenses:
Due to related parties	3,494	5,894
Due to non-related parties	19,362	16,736
Payable to broker-dealers	8,666	1,259
Deferred revenue (related party)	1,877	2,567
Dividends payable	5,121	450
Total liabilities	47,570	31,601
Class A common stock, $0.001 par value, 100,000,000 shares authorized, 28,317,237 issued and outstanding as of March 31, 2014, and 100,000,000 shares authorized, 2,500,000 issued and outstanding as of December 31, 2013	27	3
Class B common stock, $0.001 par value, 100,000,000 shares authorized, 1 issued and outstanding as of March 31, 2014, and 100,000,000 shares authorized, 24,000,000 issued and outstanding as of December 31, 2013	—	24
Additional paid-in capital	91,216	43,376
Accumulated other comprehensive loss	(85)	(46)
Retained earnings	—	1,499
Total stockholders' equity	91,158	44,856
Non-controlling interest	7,642	34,670
Total liabilities and equity	$146,370	$111,127

See Notes to Unaudited Consolidated Financial Statements.

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Income
(Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Revenues:
Selling commissions:
Related party products	$92,420	$124,559
Non-related party products	157	9,174
Dealer manager fees:
Related party products	44,438	72,817
Non-related party products	72	4,575
Investment banking advisory services (related party products)	31,732	3,490
Transfer agency revenue (related party products)	3,386	579
Services revenue:
Related party products	8,100	2,500
Non-related party products	81	191
Reimbursable expenses:
Related party products	6,051	731
Non-related party products	30	10
Other	738	5
Total revenues	187,205	218,631
Expenses:
Third-party commissions:
Related party products	92,420	124,561
Non-related party products	157	9,174
Third-party reallowance:
Related party products	13,992	19,023
Non-related party products	29	1,502
Internal commissions, payroll and benefits	30,834	27,771
Conferences and seminars	6,018	5,005
Travel	2,164	1,221
Marketing and advertising	2,881	1,460
Professional fees:
Related party expense allocations	683	233
Non-related party expenses	1,978	597
Data processing	1,872	451
Quarterly fee	1,782	—
Transaction costs	6,717	—
Outperformance bonus	7,150	—
Other related party expense allocations	671	737
Other non-related party expenses	1,957	149
Total expenses	171,305	191,884
Income before taxes	15,900	26,747
Provision for income taxes	3,244	—
Net income	12,656	26,747
Less: net income attributable to non-controlling interests	8,864	26,747
Net income attributable to RCS Capital Corporation	$3,792	$—
Per Share Data
Net income per share attributable to RCS Capital Corporation (Note 9)
Basic and diluted	$0.22
Weighted-average basic and diluted shares	15,566,830
Cash dividend declared per common share	$0.18

See Notes to Unaudited Consolidated Financial Statements.

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2014	2013
Net income	$12,656	$26,747
Other comprehensive income, net of tax:
Unrealized gain on available-for-sale securities	416	—
Total other comprehensive income, net of tax	416	—
Total comprehensive income	13,072	26,747
Less: Net comprehensive income attributable to non-controlling interests	9,319	26,747
Net comprehensive income attributable to RCS Capital Corporation	$3,753	$—

See Notes to Unaudited Consolidated Financial Statements.

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statement of Changes in Stockholders' Equity
(Unaudited)
(Dollars in thousands, except share amounts)

	Class A Common Stock		Class B Common Stock		Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Loss	Total Stockholders' Equity	Non- Controlling Interest	Stockholders' Equity and Non-controlling Interest
	Number of Shares	Par value	Number of Shares	Par value
Balance, December 31, 2013	2,500,000	$3	24,000,000	$24	$43,376	$1,499	$(46)	$44,856	$34,670	$79,526
Equity-based compensation (OPP)	—	—	—	—	—	—	—	—	210	210
Unrealized gain on available for sale securities, net of tax	—	—	—	—	—	—	47	47	455	502
Net income	—	—	—	—	—	917	—	917	8,840	9,757
Balance, February 10, 2014	2,500,000	3	24,000,000	24	43,376	2,416	1	45,820	44,175	89,995
Exchange Transaction	23,999,999	24	(23,999,999)	(24)	44,676 (a)	—	—	44,676	(43,473)	1,203
Equity-based compensation (OPP)	—	—	—	—	—	—	—	—	6,940	6,940
Restricted stock awards	1,817,238	—	—	—	8,261	(5,291)	—	2,970	—	2,970
Unrealized loss on available-for-sale securities, net of tax	—	—	—	—	—	—	(86)	(86)	—	(86)
Net income	—	—	—	—	—	2,875	—	2,875	24	2,899
Dividends declared on LTIP units	—	—	—	—	—	—	—	—	(24)	(24)
Dividend equivalents on restricted stock	—	—	—	—	(327)	—	—	(327)	—	(327)
Dividends declared on Class A common stock	—	—	—	—	(4,770)	—	—	(4,770)	—	(4,770)
Balance March 31, 2014	28,317,237	$27	1	$—	$91,216	$—	$(85)	$91,158	$7,642	$98,800

(a)	Includes deferred tax impact of $1.2 million due to the Exchange Transaction.

See Notes to Unaudited Consolidated Financial Statements.

RCS CAPITAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net income	$12,656	$26,747
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	51	34
Equity-based compensation	10,120	—
Deferred income taxes	(751)	—
Loss on the sale of available-for-sale securities	91	—
Deferred income tax on the unrealized gain of available-for-sale	(328)	—
Change in fair value of investment securities	(590)	—
Deferred income tax due to Exchange Transaction	1,203	—
Increase (decrease) resulting from changes in:
Receivables:
Selling commissions and dealer manager fees:
Due from related parties	(1,168)	(3,044)
Due from non-related parties	21	(319)
Reimbursable expenses
Due from related parties	7,031	(1,025)
Due from non-related parties	56	(345)
Investment banking fees (related party)	19,916	(6,645)
Due from RCAP Holdings and related parties	6,151	(740)
Prepaid expenses and other assets	(167)	(1,890)
Accounts payable	4,355	(21)
Accrued expenses:
Due from related parties	(2,400)	541
Due from non-related parties	2,626	10,218
Payable to broker-dealers	7,407	5,603
Deferred revenue (related party)	(690)	3,795
Net cash provided by operating activities	65,590	32,909
Cash flows from investing activities:
Purchases of available-for-sale securities	(137)	—
Proceeds from the sale of available-for-sale securities	3,000	—
Purchases of investment securities	(94)	—
Purchase of property and equipment	(162)	(292)
Other assets	(10,042)	—
Net cash used in investing activities	(7,435)	(292)
Cash flows from financing activities:
Distributions	—	(649)
Dividends paid	(450)	—
Deferred offering costs and financing fees	(3,028)	(902)
Net cash used in financing activities	(3,478)	(1,551)
Net increase in cash	54,677	31,066
Cash and cash equivalents, beginning of period	45,744	12,683
Cash and cash equivalents, end of period	$100,421	$43,749
Non-cash disclosures:
Dividends declared but not yet paid	$5,121	$—

See Notes to Unaudited Consolidated Financial Statements.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

1. Organization and Description of the Company

RCS Capital Corporation (the “Company”) is a holding company incorporated under the laws of the State of Delaware on December 27, 2012, originally named 405 Holding Corporation. On February 19, 2013, 405 Holding Corporation changed its name to RCS Capital Corporation. The Company was initially formed to hold the following subsidiaries (together known as the “Operating Subsidiaries”) and to grow business lines under such Operating Subsidiaries:

•	Realty Capital Securities, LLC (“Realty Capital Securities”), a wholesale broker-dealer registered with the U.S. Securities and Exchange Commission (the “SEC”) and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Realty Capital Securities also provides investment banking advisory services and capital markets services;
•	RCS Advisory Services, LLC (“RCS Advisory”), a transaction management services business; and
•	American National Stock Transfer, LLC (“ANST”), an SEC-registered transfer agent.

On June 10, 2013, the Company closed its initial public offering (the “IPO”) of Class A common stock, par value $0.001 per share, in which it sold 2,500,000 Class A shares at $20.00 per share, resulting in net proceeds after offering costs and underwriting discounts and commissions of $43.6 million. Concurrently with the closing of the IPO on June 10, 2013, the Company underwent a reorganization, in which RCAP Holdings, LLC (“RCAP Holdings”) received 24,000,000 Class B shares, par value $0.001 per share, in exchange for 100 unclassified shares in the Company previously purchased by RCAP Holdings.

Concurrently with the commencement of the IPO, the Operating Subsidiaries also underwent a reorganization, in which a new class of operating subsidiary units called “Class A Units,” which entitle the holders thereof to voting and economic rights, were issued to the Company, and a new class of operating subsidiary units called “Class B Units,” which entitle the holder thereof to economic rights but not voting rights, were issued to RCAP Holdings. Also created were “Class C Units” and “LTIP Units.” After the subsidiary reorganization and IPO, through their ownership of Class A and Class B units, the Company owned a 9.4% economic interest in the Operating Subsidiaries and RCAP Holdings owned a 90.6% economic interest in the Operating Subsidiaries. Prior to the reorganization and IPO, RCAP Holdings held a 100% interest in each of the Operating Subsidiaries and the Company.

Upon completion of the reorganization and the IPO, the Company became the managing member of the Operating Subsidiaries and the Company assumed the exclusive right to manage and conduct the business and affairs of the Operating Subsidiaries and to take any and all actions on their behalf in such capacity. As a result, the Company consolidates the financial results of the Operating Subsidiaries with its own financial results. Net profits and net losses of the Operating Subsidiaries were allocated to their members pro rata in accordance with the respective percentages of their membership interests in the Operating Subsidiaries. Because the Company and the Operating Subsidiaries were under common control at the time of reorganization, the Company’s acquisition of control of the Operating Subsidiaries was accounted for at historical cost in the accompanying consolidated financial statements. Accordingly, the operating results of the Operating Subsidiaries have been included in the Company’s consolidated financial statements from the date of common control.

On February 11, 2014, the Company entered into certain corporate restructuring transactions (the “Restructuring Transactions”) involving the Company, RCAP Holdings, the Company’s Operating Subsidiaries, and RCS Capital Management, LLC (“RCS Capital Management”) to help simplify the Company’s corporate structure.

As an initial step in the Restructuring Transactions, on February 11, 2014, the Company entered into a First Amendment to the Exchange Agreement (the “Amendment”) with RCAP Holdings. The purpose of the Amendment was to amend the Exchange Agreement dated as of June 10, 2013 so as to permit an exchange by RCAP Holdings of its Class B Operating Subsidiary Units for shares of the Company’s Class A common

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

1. Organization and Description of the Company  – (continued)

stock, par value $0.001 per share (“Class A Common Stock”), and the related cancellation of a corresponding number of shares of Class B Common Stock.

On February 11, 2014, as part of the Restructuring Transactions, RCAP Holdings elected to exchange 23,999,999 Class B Operating Subsidiary Units for 23,999,999 shares of Class A Common Stock. After giving effect to the Exchange, as of February 11, 2014, RCAP Holdings held 24,051,499 shares of Class A Common Stock and one share of Class B Common Stock, which entitles RCAP Holdings, in the aggregate, to 90.76% of the economic rights in the Company and 95.38% of the voting power of the Class A Common Stock and Class B Common Stock voting together as a single class. As a result, RCAP Holdings is entitled to both economic and voting rights.

Also in connection with the Restructuring Transactions, the Company formed RCS Capital Holdings, LLC (“RCS Holdings”), a Delaware limited liability company. In connection with the formation of RCS Holdings, on February 11, 2014, (a) the Company entered into a Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”) with RCS Capital Management and RCS Holdings, pursuant to which the Company contributed to RCS Holdings 26,499,999 Class A Units of each of the Operating Subsidiaries (collectively, the “Class A Operating Subsidiary Units”) in exchange for 26,499,999 Class A RCS Holdings Units (as defined below), and (b) RCS Capital Management contributed to RCS Holdings an aggregate of 3,975,000 LTIP Units of the Operating Subsidiaries (the “Operating Subsidiary LTIP Units”) in exchange for 1,325,000 RCS Holdings LTIP Units.

Pursuant to the RCS Holdings LLC Agreement, there are three authorized classes of equity interests in RCS Holdings, designated as “Class A Units” (“Class A RCS Holdings Units”), “Class C Units” (“Class C RCS Holdings Units) and “LTIP Units” (“RCS Holdings LTIP Units”). In connection with the execution of the RCS Holdings LLC Agreement and the Contribution and Exchange Agreement, 100% of the Class A RCS Holdings Units were issued to the Company and 100% of the RCS Holdings LTIP Units were issued to RCS Capital Management. The Class A RCS Holdings Units issued to the Company are fully vested, are not subject to any put and call rights, and entitle the holder thereof to voting and economic rights (including rights to dividends and distributions upon liquidation).

Realty Capital Securities, a limited liability company organized in Delaware, is the securities broker-dealer for proprietary products sponsored by AR Capital, LLC (an affiliate) and its affiliates, consisting primarily of non-traded real estate investment trusts (“REITs”), as well as a closed-end real estate securities fund, an open-end real estate securities fund and a non-traded business development company fund and, from time to time, programs not sponsored by AR Capital, LLC. Realty Capital Securities also provides investment banking advisory services and capital markets services to related and non-related party issuers of public securities in connection with strategic alternatives related to potential liquidity events and other transactions. Realty Capital Securities markets securities throughout the United States by means of a national network of selling group members consisting of unaffiliated broker-dealers and their registered representatives.

RCS Advisory was organized in Delaware in December 2012 as a limited liability company and commenced operations in January 2013. RCS Advisory provides a range of services to alternative investment programs and other investment vehicles, including offering registration and blue sky filings advice with respect to SEC and FINRA registration maintenance, transaction management, marketing support, due diligence advice and related meetings, events, training and education, conference management and strategic advice in connection with liquidity events and other strategic transactions.

ANST was organized in Delaware in November 2012 as a limited liability company and commenced operations in January 2013 as a transfer agent. ANST acts as a registrar, provides record-keeping services and executes the transfer, issuance and cancellation of shares or other securities in connection with offerings conducted by issuers sponsored directly or indirectly by AR Capital, LLC, effective March 1, 2013. ANST provides transfer agency services through third-party service providers.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

1. Organization and Description of the Company  – (continued)

SK Research, LLC (“SK Research”) was organized in Delaware in March 2014. On March 10, 2014, the Company announced the hiring of due diligence and research professionals Todd D. Snyder and John F. Kearney, formerly of Snyder Kearney, LLC as part of a previously announced initiative to launch a new division of RCAP’s research platform, dedicated to alternative investment programs. SK Research will provide focused intelligence and due diligence on non-traditional investment products. The Company has made an upfront payment to acquire the rights to use the business name and web-based publications of Messrs. Snyder and Kearney and certain related fixed assets. The Company has also entered into employment agreements with Messrs. Snyder and Kearney and with certain members of their team.

Recent and Pending Acquisitions

During late 2013 and during the three months ended March 31, 2014 the Company entered into agreements with respect to the following acquisitions. The acquisition of Cetera Financial Holdings, Inc. (“Cetera”) has been completed and other acquisitions are pending.

Cetera

On April 29, 2014, the Company completed the previously announced $1.15 billion acquisition of Cetera, a financial services holding company that provides independent broker-dealer services and investment advisory services through four distinct independent broker-dealer platforms: Cetera Advisors, Cetera Advisor Networks, Cetera Financial Institutions and Cetera Financial Specialists. The Company operates Cetera independently of the Company’s wholesale broker-dealer subsidiary, Realty Capital Securities, LLC, and has Cetera function as a separate business unit alongside the Company’s existing operating subsidiaries. The acquisition, including related transaction expenses, was financed with a $575.0 million senior secured first lien term loan, a $150.0 million senior secured second lien term loan, the issuance of $120.0 million convertible notes and $270.0 million of convertible preferred securities, all as described in further detail below, and cash on hand.

Formed in 2010 through the purchase of three ING Groep N.V., broker-dealers, Cetera Financial Holdings, Inc. (“Cetera”) is a financial services holding company that provides independent broker-dealer services and investment retail advice through four distinct independent broker-dealer platforms: Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Financial Institutions LLC and Cetera Financial Specialists LLC.

The Bank Facilities

Concurrently with the closing of the Cetera acquisition agreement, the Company entered into the following facilities with the banks (i) a $575.0 million senior secured first lien term loan facility (the “First Lien Term Facility”) having a term of five years, (ii) a $25.0 million senior secured first lien revolving credit facility (the “Revolving Facility”) having a term of three years (which was not drawn down at closing) and (iii) a $150.0 million senior secured second lien term loan facility (the “Second Lien Term Facility” having a term of seven years and, together with the First Lien Term Facility, the “Term Facilities”). The loans under the Term Facilities were funded on April 29, 2014 in connection with the Cetera acquisition. The gross proceeds of the Term Facilities were used by the Company to pay a portion of the consideration paid in the Cetera Merger, to refinance existing indebtedness of Cetera and the RCS Companies and to pay related fees and expenses. The proceeds of the Revolving Facility will be used following the closing of the Cetera Merger for permitted capital expenditures, to provide for the ongoing working capital requirements of the Company and its subsidiaries following the Cetera merger and for general corporate purposes.

Luxor Securities

On April 29, 2014, also in connection with the closing of the Cetera acquisition, the Company issued $120.0 million (face amount) of 5.0% Convertible Notes (the “Convertible Notes”) at a price of $666.67 per $1,000.00 of par value, for gross proceeds to the Company upon issuance of $80.0 million and $270.0 million

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

1. Organization and Description of the Company  – (continued)

(aggregate liquidation preference) of 7.0% convertible preferred stock to Luxor at a price of 88.89% of the liquidation preference per share, for gross proceeds to the Company upon issuance of $240.0 million.

Hatteras Funds Group (“Hatteras”)

Hatteras is a private company that is the sponsor of, investment advisor to and distributor for the Hatteras Funds complex, a family of alternative investment funds registered as investment companies with the SEC.

On October 1, 2013, the Company entered into a purchase agreement with Hatteras. Pursuant to the terms and subject to the conditions set forth in the purchase agreement, a wholly owned subsidiary of the Company will purchase substantially all the assets related to the business and operations of Hatteras and assume certain liabilities of Hatteras.

The aggregate estimated consideration to be paid is $40.0 million in cash, subject to certain adjustments, and an earn-out calculated and payable based on 150% of the consolidated pre-tax net operating income generated by Hatteras in (i) the fiscal year ended December 31, 2016; and (ii) the fiscal year ended December 31, 2018.

Investors Capital Holdings, Ltd. (“ICH”)

ICH is a public company with its common stock listed on the NYSE MKT (formerly the American Stock Exchange) under the symbol “ICH” that provides broker-dealer services to investors in support of trading and investment in securities, alternative investments and variable life insurance as well as investment advisory and asset management services.

On October 27, 2013, the Company entered into a merger agreement with ICH. Pursuant to the terms and subject to the conditions set forth in the merger agreement, a wholly owned subsidiary of the Company will merge with and into ICH, with ICH surviving the merger as a subsidiary of the Company.

The aggregate estimated consideration to be paid is $52.5 million, of which no more than 60% will be in cash and no less than 40% will be in shares of the Company’s Class A common stock, subject to the election of holders of ICH common stock to receive either cash or stock.

On February 28, 2014, the ICH merger agreement was amended to, among other things (1) provide that ICH will merge with and into a wholly owned subsidiary of the Company, with the Company’s subsidiary surviving the merger with the same corporate name as ICH, (2) provide that the ICH merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and (3) extend the date after which the parties can terminate the ICH merger agreement from April 30, 2014 (subject to extension as set forth in the ICH merger agreement) to July 31, 2014 (without any extension provisions).

Summit Financial Services Group (“Summit”)

Summit is a public company with its common stock listed on the OTC Markets Group, Inc. under the symbol “SFNS” that has financial advisors providing securities brokerage and investment retail advice in the United States.

On November 16, 2013, the Company entered into a merger agreement with Summit. Pursuant to the terms and subject to the conditions set forth in the merger agreement, as amended on March 17, 2014, a wholly owned subsidiary of ours will merge with and into Summit, with Summit surviving the merger as our subsidiary.

The Company will pay aggregate estimated consideration of $49.0 million, of which approximately no more than 80% will be in cash and no less than 20% will be in shares of the Company’s Class A common stock. The number of shares of the Company’s Class A common stock to be delivered by the Company will be determined based on the volume weighted average closing sale price per share of the Company’s Class A

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

1. Organization and Description of the Company  – (continued)

common stock for the ten consecutive trading days ending on the second trading day immediately prior to the closing of the Summit acquisition, up to a maximum of $28.00 per share. In addition, Summit shareholders will receive cash contributed by Summit from payments received by Summit in respect of option or warrant exercises and distributions of normalized net capital in an amount determined in accordance with a formula set forth in the Summit merger agreement. The Summit merger agreement also entitles the holders of shares of Summit common stock to the pro rata portion of any tax refunds received by the Company as a result of certain net operating losses incurred by Summit with respect to its stub 2014 tax year and certain prior tax years.

J.P. Turner & Company, LLC and J.P. Turner & Company Capital Management, LLC (collectively, “J.P. Turner”)

J.P. Turner is a retail broker-dealer and investment adviser with a concentration in the southeast United States. J.P. Turner also offers a variety of other investment services, including investment banking.

On January 16, 2014, the Company entered into the J.P. Turner purchase agreement with J.P. Turner. Pursuant to the terms and subject to the conditions set forth in the J.P. Turner purchase agreement, a wholly owned subsidiary of the Company will purchase all outstanding membership interests in J.P. Turner held by the sellers.

The Company will pay aggregate estimated consideration of $27.0 million, which will be 70% in cash and 30% in shares of the Company’s Class A common stock, subject to certain adjustments and earn-outs.

First Allied Holdings Inc. (“First Allied”)

First Allied is an independent broker-dealer with financial advisors in branch offices across the United States.

First Allied was acquired by RCAP Holdings through a merger transaction on September 25, 2013 for an effective cost of $177.0 million, consisting of $145.0 million in merger consideration (including exchangeable notes issued by RCAP Holdings, which we refer to as the First Allied notes, in the initial aggregate principal amount of $26.0 million) paid to the former owners of First Allied and $32.0 million in bank indebtedness of First Allied, which we refer to as the First Allied indebtedness, outstanding immediately following consummation of the merger.

On April 3, 2014, the Company entered into the First Allied contribution agreement with RCAP Holdings, pursuant to which RCAP Holdings will contribute all its equity interests in First Allied to the Company. As consideration for the contribution, 11,264,929 shares of the Company’s Class A common stock are issuable to RCAP Holdings. The number of shares to be issued as consideration was determined based on a value of $207.5 million for the equity of First Allied and the volume weighted average price, or VWAP, of the Company’s Class A common stock on January 15, 2014, the day prior to the announcement of the Cetera merger agreement. The value of $207.5 million for the equity of First Allied established by our board of directors in January 2014 was determined as the effective cost to RCAP Holdings for First Allied of $177.0 million (consisting of $145.0 million in merger consideration (including First Allied notes) paid by RCAP Holdings to the former owners of First Allied and $32.0 million in bank indebtedness of First Allied outstanding immediately following consummation of the merger), minus indebtedness (net of cash) of First Allied of $7.0 million plus a carrying cost of $37.5 million. The value of the shares of Class A common stock to be issued by us as consideration in the First Allied acquisition is $373.4 million, based on the closing price for our Class A common stock of $33.15 per share on May 14, 2014. Accordingly, the effective cost to us for the First Allied acquisition will be $407.2 million (including $33.8 million of First Allied indebtedness and assuming a closing price for our Class A common stock of $33.15 per share on the date of consummation of the contribution), which is $230.2 million more than the effective cost to RCAP Holdings for First Allied in September 2013 under the terms of the original First Allied merger agreement.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

1. Organization and Description of the Company  – (continued)

In addition, immediately following consummation of the contribution, $33.8 million of First Allied indebtedness is expected to be outstanding. The First Allied indebtedness is on the same terms now as it was immediately following the closing of the acquisition of First Allied by RCAP Holdings under the original First Allied merger agreement. Under the terms of the bank facilities the Company entered into in connection with the closing of the Cetera financings on April 29, 2014, it is an event of default under the bank facilities if First Allied does not repay this outstanding indebtedness by July 28, 2014. Following the repayment of the outstanding First Allied indebtedness, the Company’s obligations under the bank facilities will also be guaranteed, subject to certain exceptions, by First Allied and each of First Allied’s direct or indirect domestic subsidiaries that are not SEC-registered broker-dealers.

2. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of the Company, Realty Capital Securities, RCS Advisory, ANST and SK Research. All significant intercompany balances and transactions have been eliminated in consolidation. The consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and Article 8 of Regulation S-X. The information furnished includes all adjustments and accruals of a normal recurring nature, which, in the opinion of management, are necessary for a fair presentation of results.

Reclassifications

Certain reclassifications have been made to the prior period statement of cash flows to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates, and these differences could be material.

Cash and cash equivalents

Cash and cash equivalents include all highly liquid instruments purchased with original maturities of 90 days or less. Cash and cash equivalents as of March 31, 2014 also includes $55.0 million that the Company paid into escrow related to the purchase of Cetera. The escrow was released on April 29, 2014 in connection with the completion of the acquisition of Cetera. The Company had $100.8 million and $45.2 million in cash balances as of March 31, 2014 and December 31, 2013, respectively, that were in excess of the FDIC insured limits.

Available-for-sale Securities

Available-for-sale securities represent investments by RCS Advisory in an equity mutual fund managed by a related party, which consist of shares of AR Capital Real Estate Income Fund. RCS Advisory treats these securities as available-for-sale securities with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) and realized gains (losses) recorded in earnings. See Notes 4 and 5.

Investment Securities

Investment securities represent investments by Realty Capital Securities in an equity mutual fund managed by a related party, which consist of shares of AR Capital Real Estate Income Fund. Realty Capital Securities records both realized and unrealized gains (losses) in earnings on this investment, due to the fact that it is a broker-dealer. See Note 5.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

2. Summary of Significant Accounting Policies  – (continued)

Receivables

Receivables represent selling commission receivables and dealer manager receivables due from related party and non-related party entities in connection with the distribution of programs sponsored by an affiliate, AR Capital, LLC, and other sponsors. See “Selling Commissions and Dealer Manager Fees”.

Reimbursable Expenses and Investment Banking Fees

Reimbursable expenses and investment banking fees represent fees receivable for services provided to related parties and non-related party entities related to investment banking, capital markets and related advisory services performed. See “Investment Banking Advisory Services” and “Reimbursable Expenses”.

Prepaid expenses and other assets

Prepaid expenses and other assets include prepaid assets and intellectual property.

Deferred offering costs and financing fees

The Company incurs expenses in connection with registering and issuing debt and equity securities to finance its pending acquisitions. For debt issuances, direct costs are deferred until the debt is issued at which point they will be amortized over the contractual terms of the debt using the effective interest rate method. For equity issuances, direct costs are deferred until the equity is issued at which point they will be shown as a reduction of our pending securities offering proceeds in additional paid-in capital.

Revenue Recognition

The Company recognizes revenue generally when it is earned and realized or realizable, when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price is fixed or determinable, and collectability is reasonably assured.

Selling Commissions and Dealer Manager Fees

Realty Capital Securities receives selling commissions and dealer manager fees from related party and non-related party sponsors for its wholesale distribution efforts. The commission and dealer manager fee rates are established jointly in a single contract negotiated with each individual issuer. Realty Capital Securities generally receives commissions of up to 7.0% of gross offering proceeds for funds raised through the participating independent broker-dealer channel, all of which are redistributed as third-party commissions, in accordance, with industry practices. Commission percentages are generally established in the issuers’ offering documents leaving Realty Capital Securities no discretion as to the payment of third-party commissions. Commission revenues and related expenses are recorded on a trade date basis as securities transactions occur.

Realty Capital Securities, serving as a dealer manager, receives fees and compensation in connection with the wholesale distribution of non-traded securities. Realty Capital Securities contracts directly with independent broker-dealers and registered investment advisers to solicit share subscriptions. The non-traded securities are offered on a “best efforts” basis and Realty Capital Securities is not obligated to underwrite or purchase any shares for its own account. Realty Capital Securities generally receives up to 3.0% of the gross proceeds from the sale of common stock as a dealer manager fee and also receives fees from the sale of common stock through registered investment advisers. Realty Capital Securities has sole discretion as to reallowance of dealer manager fees to participating broker-dealers, based on such factors as the volume of shares sold and marketing support incurred by respective participating broker-dealers as compared to those of other participating broker-dealers. Dealer manager fees and reallowance are recorded on a trade date basis as securities transactions occur.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

2. Summary of Significant Accounting Policies  – (continued)

The Company analyzes contractual arrangements to determine whether to report revenue on a gross basis or a net basis. The analysis considers multiple indicators regarding the services provided to their customers and the services received from suppliers. The goal of the analysis is to determine which entity is the primary obligor in the arrangement. After weighing many indicators, including Realty Capital Securities’ position as the exclusive distributor or dealer manager primarily responsible for the distribution of its customers’ shares, its discretion in supplier selection, that our suppliers bear no credit risk and that the commission and dealer manager fee rates are established jointly in a single contract, the Company concluded that the gross basis of accounting for its commission and fee revenues is appropriate.

During the year ended December 31, 2013, the Company modified its approach with respect to revenues derived from the sale of securities purchased through fee-based advisors by reducing to zero the fees charged on sales through the registered investment adviser channel (the “RIA channel”). The offerings affected were generally related party offerings. This selling commission change became effective on July 1, 2013, and the 7.0% selling commission we received from each sale through the RIA channel was reduced to 0%. Prior to the change, the full amount of the dealer manager fee (generally 3%) and the 7.0% selling commission was charged against the amount invested through the RIA channel, and the Company retained the amount of the 7.0% selling commission charged against the investor’s purchase price. After the change, the Company no longer receives any selling commissions on sales through the RIA channel, but continue to retain the dealer manager fee (generally 3.0%) of the amount invested in connection with sales through the RIA channel. This modified business practice did not constitute a change in accounting policy.

Investment Banking Advisory Services

The Company, through its investment banking and capital markets division, receives fees and compensation for providing investment banking, capital markets and related advisory services. Such fees are charged based on agreements entered into with related party and non-related party public and private issuers of securities and their sponsors and advisors, on a negotiated basis. Fees and expenses that are unpaid are recorded in investment banking fees receivable and reimbursable expenses in the statement of financial condition. Income from investment banking agreements that are not deferred is recognized when the transactions are complete or the services have been performed. Income from certain investment banking agreements is recorded in deferred revenue in the statement of financial condition and is recognized over the remaining life of the offering, which normally ranges from 3 to 26 months.

Transfer Agency Revenue

ANST receives fees for providing transfer agency and related services. Such fees are charged based on agreements entered into with related party issuers of securities on a negotiated basis. Certain fees are billed and recorded monthly based on account activity, such as new account establishment fees and call fees. Other fees, such as account maintenance fees, are billed and recorded monthly.

Services Revenue

The Company receives fees for providing transaction management, marketing support, due diligence advice, events, training and education, conference management and strategic advice. Such fees are charged at hourly billing rates for the services provided, based on agreements entered into with related party issuers of securities on a negotiated basis. Such fees are billed and recorded monthly based on services rendered.

Reimbursable Expenses

The Company includes all reimbursable expenses in gross revenue because the Company as the primary obligor has discretion in selecting a supplier, and bears the credit risk of paying the supplier prior to receiving reimbursement from the customer.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

2. Summary of Significant Accounting Policies  – (continued)

Share-based compensation

During the three months ended March 31, 2014, the Company granted restricted stock awards to certain employees under the RCS Capital Corporation Equity Plan which provides for the grant of stock options, restricted shares of Class A common stock, restricted stock units, dividend equivalent rights and other equity-based awards which are subject to forfeiture until vested. The Company recognizes the expense in internal commissions, payroll and benefits expense in the consolidated statement of income on a straight line basis for these awards over the vesting period that ranges from 3 to 4 years based on grant date fair value of the awards.

During the three months ended March 31, 2014, the Company also granted restricted stock awards to certain employees of related parties under the RCS Capital Corporation Equity Plan for services performed on behalf of the Company during prior periods. The Company recognizes the entire charge for these awards immediately in retained earnings as a dividend with an offset to additional paid-in capital. These awards are for services already performed and are subject to vesting of 4 years.

A related party granted restricted stock awards with vesting provisions related to continued employment of the grantees at the Company to certain employees of the Company for services performed by Company employees on behalf of such related party. The Company recognizes compensation expense on for these awards over the vesting period that ranges from 3 to 5 years and remeasures the fair value of the awards at each reporting date, at which time the amortization of the award is adjusted. The offset to internal commissions, payroll and benefits expense is reflected as a capital contribution in additional paid-in capital.

Marketing and Advertising

The Company expenses the cost of marketing and advertising as incurred.

Income Taxes

The Company files standalone federal and state income tax returns. Realty Capital Securities, ANST and RCS Advisory are treated as disregarded entities up to the date of reorganization (June 10, 2013) and as partnerships for federal and state income tax purposes thereafter. All income and expense earned by Realty Capital Securities, ANST and RCS Advisory flowed through to their owner through the date of reorganization and to their partners. This includes the Company, who was a 9.4% owner of these partnerships, from the date of reorganization to the date of the Restructuring Transactions. After the date of the Restructuring Transactions, the Company is an owner of all but a de minimis amount of these partnerships. Income tax expense from operations and investments of Realty Capital Securities, ANST and RCS Advisory is not incurred by Realty Capital Securities, ANST and RCS Advisory but is reported by their owner through the date of reorganization and by their partners thereafter.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax basis and operating loss and tax credit carry-forwards which relate to the Company’s investment in the Operating Subsidiaries. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Current tax liabilities or assets are recognized for the estimated taxes payable or refundable on tax returns for the current year.

A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. This determination is based upon a review of all available evidence, both positive and negative, including the Company’s earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences and the tax planning strategies available.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

2. Summary of Significant Accounting Policies  – (continued)

The Company has adopted the authoritative guidance within ASC 740 relating to accounting for uncertainty in income taxes. The guidance prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken by the Company. See Note 6.

Reportable Segments

The Company’s internal reporting is organized into five segments through its four Operating Subsidiaries, as follows:

•	Realty Capital Securities, under two business lines:
º	Wholesale Broker-Dealer; and
º	Investment Banking and Capital Markets
•	RCS Advisory providing transaction management services
•	ANST providing transfer agency services
•	SK Research providing focused intelligence and due diligence on non-traditional investment products

Recently Issued Accounting Pronouncements

The Company is not aware of any recently issued, but not yet effective, accounting pronouncements that would have a significant impact on the Company’s consolidated financial position or results of operations.

3. Off-Balance Sheet Risk and Concentrations

The Company is engaged in various trading, brokerage activities and capital raising with counterparties primarily including broker-dealers, banks, direct investment programs and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty. It is the Company’s policy to review, as necessary, the credit standing of each counterparty. As of March 31, 2014, the Company had 56% of the reimbursable expenses, investment banking fees, services fees and transfer agent fees receivable concentrated in four related party direct investment programs, and 84% of the total commissions and dealer manager fees receivable concentrated in two related party direct investment programs. As of December 31, 2013, the Company had 63% of the reimbursable expenses, investment banking fees, services fees and transfer agent fees receivable concentrated in one related party direct investment program, and 93% of the total commissions and dealer manager fees receivable concentrated in three related party direct investment programs.

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents. The Company maintains its cash and temporary cash investments in bank deposit and other accounts, the balances of which, at times, may exceed federally insured limits. Exposure to credit risk is reduced by maintaining the Company’s banking and brokerage relationships with high credit quality financial institutions.

RCS Advisory and Realty Capital Securities hold securities consisting of investments in a mutual fund managed by a related party that can potentially subject the Company to market risk. The amount of potential gain or loss depends on the fund’s performance and overall market activity. RCS Advisory and Realty Capital Securities monitor the net asset value on a monthly basis to evaluate its positions, and, if applicable, may elect to sell all or a portion of the investments to limit the loss.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

4. Available-for-Sale Securities

The following table presents information about the Company’s available-for-sale securities as of March 31, 2014 and December 31, 2013 (amounts in thousands):

	Fair value at December 31, 2013	Purchases(1)	Sales	Realized loss	Unrealized gains(2)	Fair value	Cost
March 31, 2014
Mutual funds	$8,528	$137	$3,000	$91	$744	$6,318	$6,084

(1)	Includes purchases under dividend reinvestment programs.
(2)	This amount represents the change in the unrealized gain or loss for three months ended March 31, 2014. The Company had no realized or unrealized gain or losses during the three months ended March 31, 2013. The amount excludes the deferred income tax benefit (provision).

5. Fair Value Disclosures

The Company determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. U.S. GAAP defines three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability

Level 3 — Unobservable inputs that reflect the entity’s own assumptions about the data inputs that market participants would use in the pricing of the asset or liability and are consequently not based on market activity

The determination of where an asset or liability falls in the hierarchy requires significant judgment and considers factors specific to the asset or liability. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is the most significant to the fair value measurement in its entirety.

The Company’s available-for-sale and investment securities trade in active markets and therefore, due to the availability of quoted market prices in active markets are classified as Level 1 in the fair value hierarchy. As of March 31, 2014, the fair value of the available-for-sale and investment securities was $6.3 million and $6.6 million, respectively. As of December 31, 2013, the fair value of the available-for-sale and investment securities was $8.5 million and $5.9 million, respectively.

A review of the fair value hierarchy classification is conducted on a quarterly basis. Changes in the type of inputs may result in a reclassification for certain assets. There were no transfers between Level 1, Level 2 or Level 3 of the fair value hierarchy during the three months ended March 31, 2014. The Company had no available for sale or investment securities during the three months ended March 31, 2013.

6. Income Taxes

As of March 31, 2014 and December 31, 2013, the Company had deferred tax assets of $1.0 million and $0.1 million, respectively. Current deferred tax assets consisted primarily of deferred revenues which are

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

6. Income Taxes  – (continued)

included in taxable income currently. As of March 31, 2014 the Company had deferred tax liabilities of $0.1 million. As of December 31, 2013, the Company had no deferred tax liabilities.

In accordance with Accounting Standards Codification (“ASC”) Topic No. 270, Interim Reporting (“Topic No. 270”), and ASC Topic No. 740, Income Taxes (“Topic No. 740”), at the end of each interim period the Company is required to determine the best estimate of its annual effective tax rate and then apply that rate in providing for income taxes on a current year-to-date (interim period) basis. However, in certain circumstances where a reliable estimate cannot be made, Topic No. 740 recognizes that “the actual effective tax rate for the year-to-date may be the best estimate of the annual effective tax rate” and allows for its use in the current interim period. For the three months ended March 31, 2014, the effective rate is less than 40% because pretax income includes non-controlling interest (90.6%) of the Operating Subsidiaries, with the remainder, 9.4%, taxable to the Company until February 11, 2014 (the date of the Restructuring Transactions). For the three months ended March 31, 2014, the Company’s effective tax rate, excluding the effect of non-controlling interest, was 46.1% based on the projected annual effective tax rate excluding non-controlling interest.

The Company believes that, as of March 31, 2014, it had no material uncertain tax positions. Interest and penalties relating to unrecognized tax expenses (benefits) are recognized in income tax expense, when applicable. There was no liability for interest or penalties accrued as of March 31, 2014.

The Company will file tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company will be open to audit under the statute of limitations by the Internal Revenue Service for 2013 and 2014. The Company or its subsidiaries’ state income tax returns will be open to audit under the statute of limitations for 2010 to 2014.

During the three months ended March 31, 2013, Realty Capital Securities, RCS Advisory and ANST as limited liability companies they were not subject to income taxes, and accordingly, they did not record income tax expense (benefit).

7. Commitments and Contingencies

Leases — Realty Capital Securities leases certain facilities and equipment under various operating leases. These leases are generally subject to scheduled base rent and maintenance cost increases, which are recognized on a straight-line basis over the period of the leases. Total rent expense for all operating leases was approximately $0.2 million and $0.1 million for the three months ended March 31, 2014 and 2013, respectively. Future annual minimum rental payments due (inclusive of the commitments of Cetera, which was acquired on April 29, 2014) are as follows (in thousands):

12 months ended March 31,
2015	$4,297
2016	4,295
2017	4,185
2018	3,908
2019	2,815
Thereafter	6,691
Total	$26,191

Legal Proceedings — The Company and the Operating Subsidiaries are involved in legal proceedings from time to time arising out of their business operations, including arbitrations and lawsuits involving private claimants, and subpoenas, investigations and other actions by government authorities and self-regulatory

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

7. Commitments and Contingencies  – (continued)

organizations. In view of the inherent difficulty of predicting the outcome of such matters, particularly in cases in which claimants seek substantial or indeterminate damages, the Company cannot estimate the possible loss or range of loss related to such matters will be. The Company recognizes a liability with regard to a legal proceeding when it believes it is probable a liability has occurred and the amount can be reasonably estimated. If some amount within a range of loss appears at the time to be a better estimate than any other amount within the range, the Company accrues that amount. When no amount within the range is a better estimate than any other amount, however, the Company accrues the minimum amount in the range. The Company maintains insurance coverage, including general liability, errors and omissions, excess entity errors and omissions and fidelity bond insurance. The Company records legal reserves and related insurance recoveries on a gross basis.

Defense costs with regard to legal proceedings are expensed as incurred and classified as professional services within the consolidated statements of income. When there is indemnification or insurance, the Company may engage in defense or settlement and subsequently seek reimbursement for such matters.

Summit Litigation

Summit, its board of directors, the Company and a wholly owned subsidiary formed by the Company in connection with the Summit merger are named as defendants in two purported class action lawsuits (now consolidated) filed by alleged Summit shareholders on November 27, 2013 and December 12, 2013 in Palm Beach County, Florida challenging the Summit merger. These lawsuits allege, among other things, that: (1) each member of Summit’s board of directors breached his fiduciary duties to Summit and its shareholders in authorizing the Summit merger; (2) the Summit merger does not maximize value to Summit shareholders; and (3) the defendants aided and abetted the breaches of fiduciary duty allegedly committed by the members of Summit’s board of directors. These shareholder lawsuits seek class action certification and equitable relief, including an injunction against consummation of the Summit merger on the agreed-upon terms. On May 9, 2014, the plaintiff shareholders moved for leave to file an amended complaint under seal. The amended complaint asserts claims similar to those in the original complaint, adds allegations relating to amendment of the Summit merger agreement on March 17, 2014, and also challenges the adequacy of the disclosures in the registration statement related to the issuance of shares of our Class A common stock as consideration in the Summit acquisition, the background of the transaction, the fairness opinion issued to the Summit special committee, and Summit’s financial projections. The consolidated lawsuits seek class-action certification, equitable relief, including an injunction against consummation of the Summit acquisition on the agreed-upon terms, and damages.

8. Stockholders’ Equity

As of March 31, 2014, the Company had the following classes of common stock:

Class A Common Stock.  2,500,000 shares of Class A common stock were issued to the public in the IPO. Class A common stock entitles holders to one vote per share and full economic rights (including rights to dividends, if any, and distributions upon liquidation). Holders of Class A common stock hold 100% of the economic rights and a portion of the voting rights of the Company.

On February 11, 2014, as part of the Restructuring Transactions, RCAP Holdings delivered a written notification (the “Exchange Request”) to the Company pursuant to the Exchange Agreement of RCAP Holdings’ election to exchange 23,999,999 Class B Operating Subsidiary Units for 23,999,999 shares of Class A Common Stock. Pursuant to the Exchange Request, the Company and RCAP Holdings waived the obligation under the Exchange Agreement to deliver an exchange notice with respect to the exchange at least 20 days in advance of the closing of the Exchange, as well as provisions in the Exchange Agreement with respect to the timing of the closing of the Exchange, which was consummated on February 11, 2014.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

8. Stockholders’ Equity  – (continued)

The Company issued the Class A Common Stock in the Exchange to RCAP Holdings in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). RCAP Holdings was an existing holder of the Class A Common Stock and the Class B Common Stock, and the Company did not, directly or indirectly, pay or give any commission or other remuneration to any party for soliciting the exchange. Pursuant to the Exchange Request, RCAP Holdings also delivered 23,999,999 shares of Class B Common Stock to the Company for cancellation concurrently with the closing of the exchange.

After giving effect to the Exchange, as of February 11, 2014, RCAP Holdings held 24,051,499 shares of Class A Common Stock and one share of Class B Common Stock, which entitles RCAP Holdings, in the aggregate, to 90.76% of the economic rights in the Company and 95.38% of the voting power of the Class A Common Stock and Class B Common Stock voting together as a single class. As a result, RCAP Holdings is entitled to both economic and voting rights.

On March 20, 2014, the Company’s Board of Directors authorized and the Company declared a cash dividend for the first quarter of 2014 for its Class A common stock. The cash dividend was paid on April 10, 2014 to record holders of the Company’s Class A common stock at the close of business on March 31, 2014 in an amount equal to $0.18 per share, consistent with the cash dividend declared and paid with respect to the fourth quarter of 2014.

Class B Common Stock.  As of March 31, 2014 RCAP Holdings owns one Class B Unit of each operating subsidiary and one share of the Company’s Class B common stock which entitles holders to four votes per share; provided, however, that the Company’s certificate of incorporation provides that so long as any of the Class B common stock remains outstanding, the holders of Class B common stock always will have a majority of the voting power of the Company’s outstanding common stock, and thereby control the Company. Class B common stock holders have no economic rights (including no rights to dividends and distributions upon liquidation).

Equity Plan.  The RCS Capital Corporation Equity Plan provides for the grant of stock options, stock appreciation rights, restricted shares of Class A common stock, restricted stock units, dividend equivalent rights and other stock-based awards (which may include grants of shares of Class A common stock in payment of the amounts due under a plan or arrangement sponsored or maintained by the Company or an affiliate, including the Amended OPP) to individuals who are, as of the date of grant, non-executive directors, officers and other employees of the Company or its affiliates, to certain advisors or consultants of the Company or any of its affiliates who are providing services to the Company or the affiliate, or, subject the Services Agreement (as defined below) remaining in effect on the date of grant, to RCS Capital Management, LLC (“RCS Capital Management”), an entity under common control with RCAP Holdings, and individuals who are, as of the date of grant, employees, officers or directors of RCS Capital Management or one of its affiliates. The maximum number of shares of Class A common stock that may be granted pursuant to awards under the equity plan was initially 250,000 shares of Class A common stock. Following any increase in the number of issued and outstanding shares of Class A common stock, the maximum number of shares of Class A common stock that may be granted pursuant to awards under the equity plan will be a number of shares of Class A common stock equal to the greater of (x) 250,000 shares and (y) 10% of the total number of issued and outstanding shares of Class A common stock (on a diluted basis) at any time following such increase (subject to the registration of the increased number of available shares). Following the Restructuring Transactions (as described below) and the filing of a registration statement on Form S-8 with respect to the equity plan on February 19, 2014, 2,649,999 shares of Class A Common Stock may be granted pursuant to awards under the equity plan.

During the three months ended March 31, 2014, the Company’s Board of Directors authorized the issuance of up to 1,823,000 restricted shares under the equity plan of which 1,640,559 were issued and

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

8. Stockholders’ Equity  – (continued)

had a weighted average grant date fair value of $37.51. During the three months ended March 31, 2014, 14,710 shares vested. The Company recognized $0.7 million of share-based compensation for the three months ended March 31, 2014 which was recorded in internal commissions, payroll and benefits expense in the consolidated statement of income related to these restricted stock awards. The Company did not have any share-based compensation for the three months ended March 31, 2013. As of March 31, 2014, the total unrecognized compensation cost for restricted stock awards was $60.8 million which is expected to be recognized over a weighted average remaining period of 3.8 years. The restricted stock awards have rights to non-forfeitable dividends for which the Company accrued $0.3 million for the three months ended March 31, 2014.

During the three months ended March 31, 2014, the Company also granted 176,679 restricted stock awards to certain employees of related parties under the RCS Capital Corporation Equity Plan with a weighted average grant date fair value of $36.59. During the three months ended March 31, 2014, no shares vested. The Company recognized the entire charge of $6.5 million for these restricted stock awards immediately in retained earnings as a dividend with an offset to additional paid-in capital. Any amounts in excess of retained earnings is adjusted back to additional paid-in capital in order to ensure that retained earnings is not reduced below zero due to the restricted stock awards. As of March 31, 2014, there is no unrecognized compensation cost for these restricted stock awards. The restricted stock awards have rights to non-forfeitable dividends for which the Company accrued $0.03 million for the three months ended March 31, 2014.

A related party also granted 512,430 restricted stock awards (of the related party’s stock) to certain employees of the Company for services provided by Company employees on behalf of such related party, which the Company recognized $2.3 million of share-based compensation for the three months ended March 31, 2014 which was recorded in internal commissions, payroll and benefits expense in the consolidated statement of income related to these restricted stock awards. The Company remeasures the fair value of the awards at each reporting date based on the related party’s stock price, at which time the amortization of the award is adjusted. The fair value of these awards as of March 31, 2014 was $14.02. As of March 31, 2014, the total unrecognized compensation cost for restricted stock awards was $4.8 million which is expected to be recognized over a weighted average remaining period of 4.6 years.

Convertible notes and convertible preferred stock.  On April 29, 2014 in connection with the closing of the Cetera acquisition, the Company issued $120.0 million (face amount) of 5% convertible notes at a price of $666.67 per $1,000 of par value, for gross proceeds to the Company upon issuance of $80.0 million and $270.0 million (aggregate liquidation preference) of 7% convertible preferred stock to Luxor at a price of 88.89% of the liquidation preference per share, for gross proceeds to the Company upon issuance of $240.0 million. The Company estimates that 18,992,474 shares of Class A common stock would be issuable on the conversion of all of the convertible preferred stock and all of the convertible notes issued to Luxor (as part of the Company’s Cetera financings entered into on April 29, 2014) at the conversation rate applicable as of March 31, 2014.

LTIP Units.  On April 28, 2014, in connection with the acquisition by Luxor of an interest in RCS Capital Management, the OPP was amended which resulted in RCS Capital Management earning 310,947 LTIP Units and forfeiting 1,014,053 LTIP Units under the OPP. Immediately prior to the acquisition by Luxor of an interest in RCS Capital Management, RCS Capital Management distributed its 310,947 earned LTIP Units to its then current members, each of whom then became a member of RCS Holdings. See Note 11 for more information.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

9. Earnings Per Share

Basic earnings per share is calculated by dividing net income attributable to RCS Capital Corporation by the weighted-average number of common shares outstanding during the period. The LTIP Units and restricted stock that contain non-forfeitable rights to dividends are considered participating securities. Participating securities are included in the computation of basic EPS of the Company using the two-class method. Other potentially dilutive common shares, including unvested restricted stock and other securities that are exchangeable for the Company’s Class A common stock, and the related impact on earnings, are considered when calculating diluted EPS. The following table presents the calculation of basic and diluted earnings per share for the three months ended March 31, 2014 and 2013 (amounts in thousands, except share and per share data):

	Three Months Ended March 31,
	2014	2013
Earnings for basic and diluted earnings per common Class A share:
Net income attributable to RCS Capital Corporation	$3,792	$—
Less: Dividend equivalents on Restricted Stock	327	—
Net income attributable to Class A Shareholders	3,465	—
Shares:
Weighted average Class A common shares used in basic and diluted computation	15,566,830	N/A
Earnings per common Class A share:
Basic and diluted	$0.22	N/A

As of March 31, 2014, there were 1,325,000 LTIP Units of the RCS Holdings outstanding under the Amended and Restated 2013 Manager Multi-Year Outperformance Agreement. See Note 11, “Amended and Restated 2013 Manager Multi-Year Outperformance Agreement.” There were distributions of $0.02 million allocated to the LTIP Unit holders during the first quarter of 2014; therefore, the net income allocable to the Company was reduced by $0.02 million.

As of March 31, 2014 the Company met the threshold of total return to shareholders as measured against a peer group of companies. Had the measurement date been March 31, 2014 (instead of June 4, 2014), LTIP Units would have been earned and catch-up distributions would have been due to the LTIP Unit holders. However, the LTIP Units capital account did not achieve economic equivalence with the capital balance of Class A units of RCS Holdings as of March 31, 2014, which is deemed to be a substantive non-market based contingency; therefore, the LTIP Units are excluded from the diluted earnings per share computation.

In connection with the closing of the Cetera acquisition and the acquisition by Luxor of an interest in RCS Capital Management, the Company, RCS Holdings and RCS Capital Management agreed to amend the Amended and Restated 2013 Manager Multi-Year Outperformance Agreement to provide that the first valuation date would be April 28, 2014 and that any LTIP Units not earned as of such date would be forfeited without payment of compensation. The board determined that as of such valuation date 310,947 LTIP Units were earned, referred to as Earned LTIP Units, and 1,014,053 LTIP Units were forfeited. Therefore as of April 28, 2014, $0.7 million is due to the LTIP Unit holders as a catch-up distribution.

For the three months ended March 31, 2014 the Company also excluded one share of Class B Common Stock and 1,802,528 of unvested restricted stock units outstanding as of March 31, 2014 from the calculation of diluted earnings per share as the effect would have been antidilutive.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

10. Net Capital Requirements

Realty Capital is subject to the SEC Uniform Net Capital Rule 15c3-1, which requires the maintenance of minimum net capital of the greater of $100,000 or  1/15th of aggregate indebtedness, as defined, and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. As of March 31, 2014, Realty Capital had net capital of $19.3 million which was $17.4 million in excess of its required net capital, and aggregate indebtedness to net capital ratio was 1.47 to 1. As of December 31, 2013, net capital was $25.6 million which was $24.3 million in excess of its required net capital, and aggregate indebtedness to net capital ratio was 0.76 to 1.

11. Related Party Transactions

A significant portion of the Company’s revenues relate to fees earned from transactions with or on behalf of AR Capital, LLC and its affiliates or related parties, including investment banking fees, services fees, transfer agent fees and wholesale broker-dealer commissions and concessions, in the ordinary course of its trade or business. The Company earned revenues of $186.1 million and $204.7 million for the three months ending March 31, 2014 and 2013, respectively, from affiliated products. As of March 31, 2014 and December 31, 2013, the receivables for such revenues were $16.5 million and $48.4 million, respectively.

Pursuant to the Services Agreement (as defined below) beginning on January 1, 2013, AR Capital, LLC charges the Operating Subsidiaries for the services of information technology, human resources, accounting services and office services and facilities. For these services, the Company incurred expenses of $1.4 million and $0.7 million for the three months ending March 31, 2014 and 2013, respectively. As of March 31, 2014 and December 31, 2013, the payables for such expenses are $0.6 million and $0.3 million, respectively.

The Company incurs expenses directly for certain services it receives. The Company either allocates these expenses to the Operating Subsidiaries or causes RCAP Holdings to pay its portion based on RCAP Holdings’ ownership interest. Expenses that are directly attributable to a specific Operating Subsidiary are allocated to the appropriate Operating Subsidiary at 100%. Expenses that are not specific to an Operating Subsidiary are allocated in proportion to income before taxes, quarterly fees, incentive fees and outperformance fees. The intercompany receivables and payables for these expenses are eliminated in consolidation and are settled quarterly. For the three months ended March 31, 2014 the Operating Subsidiaries incurred $1.9 million. The Operating Subsidiaries did not incur any such expenses for the three months ended March 31, 2013. There were no expenses payable by RCAP Holdings as of March 31, 2014 and December 31, 2013.

As of March 31, 2014, RCAP Holdings owned 84.94% of the Company’s Class A common stock outstanding primarily as a result of the Exchange Transaction. As of December 31, 2013, RCAP Holdings owned 2.06%, of the Company’s Class A common stock. From time to time, RCAP Holdings may purchase shares of the Company’s Class A common stock in the secondary market.

In March 2014, Realty Capital leased a lodging facility in Newport, Rhode Island from an affiliate, ARC HTNEWRI001, LLC (“ARC HTNEWRI”). Realty Capital also entered into an agreement with another affiliate, Crestline Hotels and Resorts, LLC (“Crestline”) to manage and operate the lodging facility. Crestline remits the lodging facility’s revenue to the Company, net of the fees from Crestline. During the three months ended March 31, 2014, the Company incurred $0.01 million in rent expense. The Company did not earn any revenue from the Crestline agreement during the three months ended March 31, 2014.

Services Agreement (formerly the Management Agreement).  Pursuant to the management agreement which was amended and restated in connection with the Restructuring Transactions and is now known as the Amended and Restated Services Agreement (the “Services Agreement”), RCS Capital Management implements the Company’s business strategy, as well as the business strategy of the Operating Subsidiaries, and performs executive and management services for the Company and Operating Subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

11. Related Party Transactions  – (continued)

From June 10, 2013 to February 11, 2014, the Company, together with the operating subsidiaries, paid RCS Capital Management a management fee in an amount equal to 10% of the aggregate pre-tax U.S. GAAP net income of the Operating Subsidiaries, calculated and payable quarterly in arrears, subject to the aggregate U.S. GAAP net income of the Operating Subsidiaries being positive for the current and three preceding calendar quarters. On February 11, 2014, the Services Agreement was amended in connection with the Restructuring Transactions, and is now referred to as the “Quarterly Fee” whereby the Company and RCS Holdings pay RCS Capital Management a quarterly fee in an amount equal to 10% of the aggregate U.S. GAAP net income of the Company, calculated and payable quarterly in arrears, subject to the aggregate pre-tax U.S. GAAP net income of the Company being positive for the current and three preceding calendar quarters.

In addition, from June 10, 2013 to February 11, 2014, the Company paid RCS Capital Management an incentive fee, calculated and payable quarterly in arrears, that is based on the Company’s earnings and stock price. The incentive fee is an amount (if such amount is a positive number) equal to the difference between: (1) the product of (x) 20% and (y) the difference between (i) the Company’s Core Earnings, as defined below, for the previous 12-month period, and (ii) the product of (A) the weighted average of the issue price per share of the Company’s common stock of all the Company’s public offerings multiplied by the weighted average number of all shares of common stock outstanding (including any restricted shares of Class A common stock and any other shares of Class A common stock underlying awards granted under the Company’s equity plan) in the previous 12-month period, and (B) 8%; and (2) the sum of any incentive fee paid to RCS Capital Management with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless the Company’s Core Earnings for the 12 most recently completed calendar quarters is greater than zero.

Core Earnings is a non-U.S. GAAP measure and from June 10, 2013 to February 11, 2014 was defined as U.S. GAAP net income (loss) of RCS Capital Corporation, excluding non-cash equity compensation expense, management fees, incentive fees, acquisition fees, depreciation and amortization, any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income. The amount will be adjusted to exclude one-time events pursuant to changes in U.S. GAAP and certain other non-cash charges after discussions between RCS Capital Management and the independent directors and after approval by a majority of the independent directors.

Beginning on February 11, 2014, the incentive fee was amended whereby the Company and RCS Holdings pay RCS Capital Management an incentive fee, calculated and payable quarterly in arrears, that is based on the Company’s earnings and stock price. The incentive fee is an amount (if such amount is a positive number) equal to the difference between: (1) the product of (x) 20% and (y) the difference between (i) the Company’s Core Earnings, as defined below, for the previous 12-month period, and (ii) the product of (A) (X) the weighted average of the issue price per share (or deemed price per share) of the Company’s common stock of all of the Company’s cash and non-cash issuances of common stock from and after June 5, 2013 multiplied by (Y) the weighted average number of all shares of common stock outstanding (including any restricted shares of Class A common stock and any other shares of Class A common stock underlying awards granted under the Company’s equity plan) in the case of this clause (Y), in the previous 12-month period, and (B) 8%; and (2) the sum of any incentive fee paid to RCS Capital Management with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless the Company’s cash flows for the 12 most recently completed calendar quarters is greater than zero. Core Earnings is a non-GAAP measure and is now defined as the after-tax GAAP net income (loss) of RCS Capital Corporation, before the incentive fee plus non-cash equity compensation expense, depreciation and amortization, any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

11. Related Party Transactions  – (continued)

comprehensive income or loss, or in net income (loss). The amount may be adjusted to include one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between RCS Capital Management and the Company’s independent directors and after approval by a majority of the Company’s independent directors.

Such management and incentive fee calculations commenced on June 10, 2013, the date the Company’s initial public offering was completed. For periods less than four quarters or 12 months, the calculations are based on a pro rata concept starting with the quarter ended June 30, 2013.

The quarterly fee earned by RCS Capital Management for the three months ended March 31, 2014 was $1.8 million, which is the expense recorded by the Company. The payable for such expense is included in accrued expenses — due to related parties within the accompanying consolidated statements of financial condition.

The Company did not incur an incentive fee for three months ended March 31, 2014.

Amended and Restated 2013 Manager Multi-Year Outperformance Agreement.  The Company entered into the 2013 Manager Multi-Year Outperformance Agreement (the “OPP”), as of June 10, 2013, with the Operating Subsidiaries and RCS Capital Management. The OPP provided a for performance-based bonus award to RCS Capital Management intended to further align RCS Capital Management’s interests with those of the Company and its stockholders.

Under the OPP, RCS Capital Management was issued LTIP Units of the Operating subsidiaries that were structured as profits interests therein, with a maximum award value equal to approximately 5% of the Company’s initial market capitalization on the date of the IPO (the “OPP Cap”). In connection with the Restructuring Transaction, RCS Capital Management contributed all of its LTIP Units in the Operating Subsidiaries to RCS Holdings in exchange for 1,325,000 LTIP units in RCS Holdings structured as profits interests in RCS Holdings. Subject to the OPP Cap, RCS Capital Management is eligible to earn a number of LTIP Units under the OPP determined based on the Company’s level of achievement of total return to stockholders which includes both share price appreciation and common stock dividends, as measured against a peer group of companies for the three-year performance period commencing on June 4, 2013 (the “Commencement Date”), which period is referred to as the Three-Year Period, with valuation dates on which a portion of the LTIP Units up to a specified amount of the OPP Cap could be earned on the last day of each 12-month period during the Three Year Period and the initial 24-month period of the Three Year Period.

In connection with the closing of the Cetera acquisition and the acquisition by Luxor of an interest in RCS Capital Management, the Company, RCS Holdings and RCS Capital Management agreed to amend the OPP to provide that the first valuation date would be April 28, 2014 and that any LTIP Units not earned as of such date would be forfeited without payment of compensation. The board determined that as of such valuation date 310,947 LTIP Units were earned the (“Earned LTIP Units”), and 1,014,053 LTIP Units were forfeited. No additional LTIP Units may be earned under the OPP. The Earned LTIP Units were distributed to the members of RCS Capital Management immediately prior to the acquisition by Luxor of an interest in RCS Capital Management.

Subject to RCS Capital Management’s continued service through each vesting date,  1/3 of any LTIP Units earned will vest on each of the third, fourth and fifth anniversaries of the Commencement Date. Until such time as the LTIP Units are fully earned in accordance with the provisions of the OPP, the LTIP Units are entitled to distributions equal to 10% of the distributions on the Class A Units of RCS Holdings. After the LTIP Units are fully earned, they are entitled to a catch-up distribution and the same distributions as the Units of RCS Holdings. At the time RCS Capital Management’s capital account with respect to the earned LTIP Units is economically equivalent to the average capital account balance of the Class A Units and Class C

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

11. Related Party Transactions  – (continued)

Units of RCS Holdings and has been vested for 30 days, the applicable earned LTIP Units will automatically convert into Class C Units of RCS Holdings on a one-to-one basis.

The OPP provided for early calculation for the earning of LTIP Units and for the accelerated vesting of any earned LTIP Units in the event RCS Capital Management is terminated or in the event the Company incurs a change in control, in either case prior to the end of the Three-Year Period. The OPP also provided for accelerated vesting of any earned LTIP Units in the event RCS Capital Management is terminated or in the event of a change in the Company’s control on or following the end of the Three-Year Period.

In accordance with ASC 505, the Company recognizes the fair value of the OPP award over the requisite performance period of the award. The award is remeasured at each reporting date and the amortization of the expense is adjusted accordingly. The fair value of the OPP award was determined utilizing a Monte Carlo simulation technique under a risk-neutral premise. The significant assumptions utilized in determining the fair value of $27.8 million as of March 31, 2014, which prior to the amendment to the OPP was expected to be recognized over a period of three years from the grant date were as follows:

•	Risk free rate of 0.51% utilizing the prevailing 2.2-year zero-coupon U.S. treasury yield at the reporting date;
•	Expected dividend yield of 3.5%; and
•	Volatility of 33.0% based on the historical and implied volatility of the peer group of companies

For the three months ended March 31, 2014 the Company recognized $7.2 million of the OPP award, which is included in the consolidated statements of income, with an offset recorded to non-controlling interest.

RCS Advisory Services, LLC — AR Capital, LLC Services Agreement.  RCS Advisory entered into a services agreement with AR Capital, LLC, pursuant to which it provides AR Capital, LLC and its subsidiaries with transaction management services (including, transaction management, compliance, due diligence, event coordination and marketing services, among others), in connection with the performance of services to certain AR Capital, LLC sponsored companies.

Registration Rights Agreement.  In connection with the Company’s initial public offering, the Company entered into a registration rights agreement with RCAP Holdings and RCS Capital Management pursuant to which the Company granted (i) RCAP Holdings, its affiliates and certain of its transferees the right, under certain circumstances and subject to certain restrictions, to require us to register under the Securities Act shares of the Company’s Class A common stock issuable upon exchange of the Operating Subsidiaries Units (and cancellation of corresponding shares of the Company’s Class B common stock) held or acquired by them; and (ii) RCS Capital Management, its affiliates and certain of its transferees the right, under certain circumstances and subject to certain restrictions, to require us to register under the Securities Act any equity-based awards granted to RCS Capital Management under the Company’s equity plan. Under the registration rights agreement, the shareholders party thereto have the right to request us to register the sale of its shares and also may require us to make available shelf registration statements, at such time as the Company may be eligible to file shelf registration statements, permitting sales of shares into the market from time to time over an extended period. In addition, the agreement gives the shareholders party thereto the ability to exercise certain piggyback registration rights in connection with registered offerings requested by the shareholders party thereto or initiated by us. As part of the Restructuring Transaction, pursuant to the Company’s exchange agreement with RCAP Holdings on February 11, 2014, RCAP Holdings exchanged all of its shares of Class B common stock in us and Class B Units in each of the Company’s operating subsidiaries except for one share of Class B common stock and one Class B Unit in each operating subsidiary for a total of 23,999,999 shares of Class A common stock. See “Exchange Agreement.”

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

11. Related Party Transactions  – (continued)

As a condition for Luxor entering into the Luxor commitment, the Company, and certain of its affiliates, have agreed to file with the SEC a continuously effective resale registration statement for the shares of the Company’s Class A common stock and other securities issued to Luxor in connection with the Cetera financings within 45 days of their issuance.

Exchange Agreement.  RCAP Holdings entered into an exchange agreement with the Company under which RCAP Holdings has the right, from time to time, to exchange its Operating Subsidiaries Units for shares of Class A common stock of the Company on a one-for-one basis. Pursuant to the exchange agreement, the parties have agreed to preserve their relative ownership of the Class A common stock, Class B common stock, Class A Units of the Operating Subsidiaries and Class B Units of the Operating Subsidiaries and, accordingly, that the transfer of units of an Operating Subsidiary to a transferee thereof shall be accompanied by the simultaneous transfer of an equal number of the same class, series or type of units of the other Operating Subsidiaries to such transfer. In connection with an exchange, a corresponding number of shares of the Company’s Class B common stock will be canceled. Any such exchange by RCAP Holdings will result in dilution of the economic interests of the Company’s public stockholders.

As an initial step in the Restructuring Transactions, on February 11, 2014, the Company entered into a First Amendment to the Exchange Agreement (the “Amendment”) with RCAP Holdings, the holder of (a) the Class B Units of each of the Operating Subsidiaries (collectively, the “Class B Operating Subsidiary Units”), and (b) all the outstanding shares of the Company’s Class B common stock, par value $0.001 per share (“Class B Common Stock”). The purpose of the Amendment was to amend the Exchange Agreement dated as of June 10, 2013 (as amended by the Amendment, the “Exchange Agreement”), between the Company and RCAP Holdings, so as to permit an exchange by RCAP Holdings of its Class B Operating Subsidiary Units for shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), and the related cancellation of a corresponding number of shares of Class B Common Stock thereunder, to be treated as a contribution by RCAP Holdings of its equity interests in each of the Operating Subsidiaries to the Company in a transaction intending to qualify as tax-free under Section 351 of the United States Internal Revenue Code of 1986, as amended.

On February 11, 2014, as part of the Restructuring Transactions, RCAP Holdings delivered a written notification (the “Exchange Request”) to the Company pursuant to the Exchange Agreement of RCAP Holdings’ election to exchange 23,999,999 Class B Operating Subsidiary Units for 23,999,999 shares of Class A Common Stock. Pursuant to the Exchange Request, the Company and RCAP Holdings waived the obligation under the Exchange Agreement to deliver an exchange notice with respect to the exchange at least 20 days in advance of the closing of the Exchange, as well as provisions in the Exchange Agreement with respect to the timing of the closing of the Exchange, which was consummated on February 11, 2014.

The Company issued the Class A Common Stock in the Exchange to RCAP Holdings in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). RCAP Holdings was an existing holder of the Class A Common Stock and the Class B Common Stock, and the Company did not, directly or indirectly, pay or give any commission or other remuneration to any party for soliciting the exchange. Pursuant to the Exchange Request, RCAP Holdings also delivered 23,999,999 shares of Class B Common Stock to the Company for cancellation concurrently with the closing of the exchange.

After giving effect to the Exchange, as of February 11, 2014, RCAP Holdings held 24,051,499 shares of Class A Common Stock and one share of Class B Common Stock, which entitled RCAP Holdings, in the aggregate, to 90.76% of the economic rights in the Company and 95.38% of the voting power of the Class A Common Stock and Class B Common Stock voting together as a single class. As a result, RCAP Holdings is entitled to both economic and voting rights.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

11. Related Party Transactions  – (continued)

Limited Liability Company Agreement of RCS Holdings.  On February 10, 2014, the Company formed RCS Holdings. Pursuant to the limited liability company agreement of RCS Holdings, there are three classes of equity interests in RCS Holdings, called “Class A Units,” “Class C Units” and “LTIP Units.” In connection with the Restructuring Transaction, RCS Capital Management contributed all its LTIP Units in the Operating Subsidiaries to RCS Holdings in exchange for LTIP Units representing units of equity ownership in RCS Holdings that are structured as profits interest therein. In connection with the execution of the RCS Holdings limited liability company agreement, 100% of the Class A Units of RCS Holdings were issued to us and 100% of the LTIP Units of RCS Holdings were issued to RCS Capital Management. The Class A Units of RCS Holdings issued to us are fully vested, are not subject to any put and call rights, and entitle the holder thereof to voting and economic rights (including rights to dividends and distributions upon liquidation). The LTIP Units of RCS Holdings issued to RCS Capital Management are structured as a profits interest in RCS Holdings with all the rights, privileges and obligations associated with Class A Units of RCS Holdings, subject to certain exceptions. The LTIP Units of RCS Holdings are subject to vesting, forfeiture and restrictions on transfers as provided in the OPP, as amended in connection with the Restructuring Transactions. See “Management — 2013 Manager Multi-Year Outperformance Agreement.” Until such time as the LTIP Units of RCS Holdings are fully earned in accordance with the provisions of the OPP, the LTIP Units of RCS Holdings are entitled to distributions equal to 10% of the distributions on Class A Units of RCS Holdings. After the LTIP Units of RCS Holdings are fully earned, they are entitled to a catch-up distribution and then the same distributions as Units of RCS Holdings. At the time RCS Capital Management’s capital account with respect to the LTIP Units of RCS Holdings is economically equivalent to the average capital account balance of the Class A Units and the Class C Units of RCS Holdings, has been earned and has been vested for 30 days, the LTIP Units of RCS Holdings will automatically convert into Class C Units on a one-to-one basis. The Class C Units have the same rights, privileges and obligations associated with Class A Units of RCS Holdings (other than voting) but will be exchangeable for shares of Class A common stock on a one-to-one basis pursuant to an exchange agreement to be entered into. Pursuant to the limited liability company agreement of RCS Holdings, the Company, as the managing member of RCS Holdings, controls RCS Holdings’ affairs and decision making.

Amended and Restated Limited Liability Company Agreements of the Operating Subsidiaries.  Under the amended and restated operating agreements of the Company’s operating subsidiaries, there are four classes of units of each such operating subsidiary called “Class A Units” and “Class B Units.” The Company holds 100% of the outstanding Class A Units of each operating subsidiary, and RCAP Holdings holds 100% of the sole outstanding Class B Unit in each operating subsidiary. Class A Units confer substantially all of the economic rights and all of the voting rights in each operating subsidiary. Class B Units confer de minimis economic rights and no voting rights in each operating subsidiary.

The amended and restated operating agreements provide that at any time the Company issues a share of the Company’s Class A common stock, the Company will transfer the net proceeds received by us with respect to such share, if any, to the Company’s operating subsidiaries (allocated among them in accordance with their relative equity values at the time) and each of them shall be required to issue to us one Class A Unit. Conversely, if at any time, any shares of the Company’s Class A common stock are redeemed by us for cash, the Company can cause the Company’s operating subsidiaries, immediately prior to such redemption of the Company’s Class A common stock, to redeem an equal number of Class A Units of each operating subsidiary held by us, upon the same aggregate terms and for the same price, as the shares of the Company’s Class A common stock are redeemed.

As part of the Restructuring Transaction, pursuant to the Company’s exchange agreement with RCAP Holdings on February 11, 2014, RCAP Holdings exchanged all of its shares of Class B common stock in us and Class B Units in each of the Company’s operating subsidiaries except for one share of Class B common stock and one Class B Unit in each operating subsidiary for a total of 23,999,999 shares of Class A common

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

11. Related Party Transactions  – (continued)

stock. Following receipt of stockholder consent, the Company intends to amend the Company’s certificate of incorporation and the exchange agreement to permit RCAP Holdings to continue to hold one share of the Company’s Class B common stock without holding one Class B Unit in each operating subsidiary. Following this amendment, the remaining Class B Unit of each of the Company’s operating subsidiaries owned by RCAP Holdings will be cancelled and 100% of the voting and economic interests in the Company’s operating subsidiaries will be held by us, indirectly, through RCS Holdings’ ownership of the Class A Units.

American National Stock Transfer, LLC — Transfer Agent Services Agreement.  ANST has entered into a services agreement with AR Capital, LLC, pursuant to which it will provide transfer agent services to AR Capital sponsored REITs. The agreement provides for an initial term of ten years. The agreement provides that each REIT must pay a minimum monthly fee as well as additional ad hoc service fees and related expense reimbursements.

Tax Receivable Agreement.  The Company entered into a tax receivable agreement with RCAP Holdings requiring the Company to pay to RCAP Holdings 85% of the amount of the reduction, if any, in U.S. federal, state and local income tax liabilities that the Company realizes (or is deemed to realize upon early termination of the tax receivable agreement or change of control) as a result of the increases in tax basis of its tangible and intangible assets created by RCAP Holdings’ exchanges of its Operating Subsidiaries Units for shares of Class A common stock (with a cancellation of its corresponding shares of the Company’s Class B common stock) pursuant to the exchange agreement. Cash payments pursuant to the tax receivable agreement will be the Company’s obligation. The initial public offering did not generate tax benefits and did not require payments pursuant to this agreement. In general, the Company’s payments under the tax receivable agreement will not be due until after the Company has filed its tax returns for a year in which the Company realizes a tax benefit resulting from an exchange; however, the timing of payments could be accelerated upon an early termination of the tax receivable agreement or change in control which could require payment prior to the Company’s ability to claim the tax benefit on its tax returns. Furthermore, RCAP Holdings will not be required to reimburse the Company for any payments previously made under the tax receivable agreement even if the IRS were to successfully challenge the increase in tax basis resulting from an exchange and, as a result, increase the Company’s tax liability. The accelerated timing of payments and the increase in the Company’s tax liability without reimbursement could affect the cash available to it and could impact its ability to pay dividends.

Pursuant to the exchange agreement described above, RCAP Holdings exchanged substantially all of its Operating Subsidiaries Units for shares of the Company’s Class A common stock along with the cancellation of a corresponding number of shares of the Company’s Class B common stock held by RCAP Holdings. It is the intention of the parties to the exchange that it, as part of an overall plan to restructure the Company’s ownership that includes the exchange, our pending securities offering, the Cetera financings and the completion of the pending acquisitions, qualify as a tax-free contribution to us under Section 351 of the Code. If the exchange by RCAP Holdings qualifies as a tax-free contribution to us under Section 351 of the Code, the Company would obtain carryover tax basis in the tangible and intangible assets of the Company’s operating subsidiaries connected with such Operating Subsidiaries Units. As there will be no increase in tax basis created if the exchange qualifies as tax free Section 351 contribution, there will be no reduction in the Company’s tax liability, and as such the Company would not be required to make any payments under the tax receivable agreement. However, if the exchange were treated as a taxable transaction, each of the Company’s operating subsidiaries intends to have an election under Section 754 of the Code which would result in us receiving a step up in the tax basis in tangible and intangible assets of the Company’s operating subsidiaries with respect to such Operating Subsidiaries Units acquired by us in such exchanges. This increase in tax basis is likely to increase (for tax purposes) depreciation and amortization allocable to us from each operating subsidiary and therefore reduce the amount of income tax the Company would otherwise be required to pay in

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

11. Related Party Transactions  – (continued)

the future. This increase in tax basis may also decrease gain (or increase loss) on future dispositions of certain capital assets to the extent increased tax basis is allocated to those capital assets.

AR Capital Real Estate Income Fund.  As of March 31, 2014, RCS Advisory and Realty Capital Securities had investments in the AR Capital Real Estate Income Fund of $6.3 million and $6.6 million, respectively. As of December 31, 2013, RCS Advisory and Realty Capital Securities had investments in the AR Capital Real Estate Income Fund of $8.5 million and $5.9 million, respectively.

12. Segment Reporting

The Company operates through its four Operating Subsidiaries in five principal segments: Wholesale Broker-Dealer; Transaction Management; Investment Banking and Capital Markets; Transfer Agent; and Investment Research. Realty Capital Securities, the Company’s Wholesale Broker-Dealer segment, includes the Company’s alternative investment program activities and is the distributor or dealer manager for proprietary and non-proprietary publicly registered non-exchange traded (“non-traded”) securities and for an open-end mutual fund. Proprietary programs are sponsored directly or indirectly by AR Capital, LLC, an affiliate. Realty Capital Securities distributes these securities through selling groups comprised of FINRA member broker-dealers located throughout the United States.

Transaction Management is provided by RCS Advisory whose activities support the alternative investment programs distributed by Realty Capital Securities. These activities include: services related to offering registration and blue sky filings; regulatory advice; registration maintenance; transaction management; marketing support; due diligence support; events; training and education; conference management; and strategic advice.

The Investment Banking and Capital Markets segment is a division of Realty Capital Securities and includes the Company’s strategic advisory and capital markets services focused, in part, on the direct investment program industry. Activities related to the Investment Banking and Capital Markets segment include: corporate strategic planning and advice; and sourcing, structuring and maintaining debt finance and derivative arrangements.

ANST operates in the SEC registered Transfer Agent segment and performs transfer agency activities related to the direct investment programs. ANST acts as a registrar, provides record-keeping services and executes the transfers, issuances and cancellations of shares.

SK Research provides focused research, consulting, training and education, and due diligence on traditional and non-traditional investment products.

The reportable business segment information is prepared using the following methodologies:

•	Net revenues and expenses directly associated with each reportable business segment are included in determining earnings before taxes.
•	Net revenues and expenses not directly associated with specific reportable business segments are allocated based on the most relevant measures applicable, including each reportable business segment’s net revenues, time spent and other factors.
•	Reportable business segment assets include an allocation of indirect corporate assets that have been fully allocated to the Company’s reportable business segments, generally based on each reportable business segment’s capital utilization.

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

12. Segment Reporting  – (continued)

The following table presents the Company’s net revenues, expenses and income before taxes by segment for the three months ended March 31, 2014 and 2013 (in thousands):

	Three Months Ended March 31,
	2014	2013
Wholesale broker-dealer:
Revenues	$139,110	$211,844
Expenses	142,635	188,981
(Loss) income	$(3,525)	$22,863
Transaction management:
Revenues	$12,352	$2,271
Expenses	13,217	1,210
(Loss) income	$(865)	$1,061
Investment banking and capital markets:
Revenues	$32,060	$3,491
Expenses	5,618	859
Income	$26,442	$2,632
Transfer agent:
Revenues	$4,131	$1,025
Expenses	3,390	834
Income	$741	$191
Investment Research:
Revenues	$—	$—
Expenses	444	—
(Loss)	$(444)	$—
Revenue reconciliation
Total revenues for reportable segments	$187,653	$218,631
Intercompany revenues	(448)	—
Total revenues	$187,205	$218,631
Income reconciliation
Total income for reportable segments	$22,349	$26,747
Corporate and other expenses	(6,449)	—
Income before income taxes	$15,900	$26,747

RCS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2014

12. Segment Reporting  – (continued)

The following table presents the Company’s total assets by segment as of March 31, 2014 and December 31, 2013 (in thousands):

	March 31, 2014	December 31, 2013
Segment assets:
Wholesale broker-dealer	$23,632	$32,058
Transaction management	23,152	20,211
Investment banking and capital markets	74,166	46,529
Transfer agent	9,187	8,618
Investment research	10,151	—
Total assets for reportable segments	$140,288	$107,416
Assets reconciliation:
Total assets for reportable segments	$140,288	$107,416
Other assets and intercompany investments and receivables	6,082	3,711
Total consolidated assets	$146,370	$111,127

13. Subsequent Events

On April 29, 2014, the Company completed the previously announced $1.15 billion acquisition of Cetera, a financial services holding company that provides independent broker-dealer services and investment advisory services through four distinct independent broker-dealer platforms: Cetera Advisors, Cetera Advisor Networks, Cetera Financial Institutions and Cetera Financial Specialists. The Company intends to operate Cetera independently of the Company’s wholesale broker-dealer subsidiary, Realty Capital Securities, LLC, and have Cetera function as a separate business unit alongside the Company’s existing operating subsidiaries. The acquisition, including related transaction expenses, was financed with a $575.0 million senior secured first lien term loan, a $150.0 million senior secured second lien term loan, the issuance of $120.0 million convertible notes and $270.0 million of convertible preferred securities and cash on hand.

For the three months ended March 31, 2014 and March 31, 2013, Cetera has revenues of $301.2 million and $242.7 million, respectively, and operating expenses of $299.5 million and $239.5 million, respectively. As of March 31, 2014 and December 31, 2013, Cetera had total assets of $529.9 million and 510.8 million, respectively.

Hatteras Funds

Combined Financial Statements
Years Ended December 31, 2013 and 2012

Independent Auditor’s Report

The Members
Hatteras Investment Partners, LLC
Hatteras Investment Management, LLC
Hatteras Capital Investment Management, LLC and Subsidiaries

We have audited the accompanying combined financial statements of Hatteras Investment Partners, LLC, Hatteras Investment Management, LLC, and Hatteras Capital Investment Management, LLC and Subsidiaries (the “Hatteras Funds”), which comprise the combined statements of assets and liabilities as of December 31, 2013 and 2012, and the related combined statements of revenues and expenses, changes in members’ equity, and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Hatteras Funds as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

February 24, 2014

Hatteras Funds

Combined Statements of Assets and Liabilities

December 31,	2013	2012
Assets
Current Assets
Cash	$1,684,939	$1,261,344
Investments in Affiliate Funds	788,888	144,154
Accounts receivable	10,316,140	3,611,964
Prepaid expenses and other assets	343,265	353,081
Deposits	17,096	17,096
Total Current Assets	13,150,328	5,387,639
Long-term Assets
Investments in Affiliate Funds	122,784	516,504
Investment management agreements, net	—	468,970
Property and equipment, net	285,383	443,358
Goodwill	4,504,177	4,504,177
Total Assets	$18,062,672	$11,320,648
Liabilities and Members' Equity
Current Liabilities
Accounts payable	$3,961,549	$1,621,543
Accrued expenses	3,080,367	2,111,776
Accrued compensation and benefits	4,465,846	1,139,105
Borrowings on short-term credit facilities	1,885,075	1,355,355
Current maturities of capital lease obligations	13,767	20,508
Current maturities of long-term debt	765,747	1,112,552
Total Current Liabilities	14,172,351	7,360,839
Long-term Liabilities
Accrued compensation and benefits	—	704,023
Capital lease obligations, net of current maturities	10,410	10,683
Long-term debt, net of current maturities	1,081,829	1,569,287
Total Liabilities	15,264,590	9,644,832
Equity
Members' equity	1,850,221	144,393
Non-controlling interest	947,861	1,531,423
Total Equity	2,798,082	1,675,816
Total Liabilities and Equity	$18,062,672	$11,320,648

See accompanying notes to combined financial statements.

Hatteras Funds

Combined Statements of Revenues and Expenses

Year ended December 31,	2013	2012
Revenues
Management fees	$28,697,633	$27,090,320
Incentive fees	5,837,510	—
Servicing fees	12,964,549	14,831,796
Total Revenues	47,499,692	41,922,116
Operating Expenses
Salaries, payroll taxes, and employee benefits	12,848,425	10,361,153
Fund expenses	12,724,486	10,239,652
Management fees	5,665,199	4,623,688
Service fees	5,607,540	6,565,464
Amortization of intangible assets with definite lives	468,970	680,681
Depreciation	175,628	230,366
Other operating expenses	3,504,089	3,888,682
Total Operating Expense	40,994,337	36,589,686
Net Operating Income	6,505,355	5,332,430
Other Expenses
Other fund expenses	—	177,853
Transaction costs	1,213,863	—
Interest expense	156,490	167,623
Total Other Expenses	1,370,353	345,476
Net unrealized gain on investments in Affiliate Funds	57,227	2,287
Net Income	5,192,229	4,989,241
Net Income Attributable to Non-Controlling Interest	967,566	1,401,157
Net Income Attributable to Members	$4,224,663	$3,588,084

See accompanying notes to combined financial statements.

Hatteras Funds

Combined Statements of Changes in Members' Equity

	Members' Equity	Non-Controlling Interest	Total
Balance, January 1, 2012	$(1,021,358)	$1,756,010	$734,652
Net income	3,588,084	1,401,157	4,989,241
Contributions	145,350	—	145,350
Member distributions	(2,567,683)	(1,625,744)	(4,193,427)
Balance, December 31, 2012	144,393	1,531,423	1,675,816
Net income	4,224,663	967,566	5,192,229
Member distributions	(2,518,835)	(1,551,128)	(4,069,963)
Balance, December 31, 2013	$1,850,221	$947,861	$2,798,082

See accompanying notes to combined financial statements.

Hatteras Funds

Combined Statements of Cash Flows

Year ended December 31,	2013	2012
Operating Activities
Net income	$5,192,229	$4,989,241
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangible assets with definite lives	468,970	680,681
Depreciation	175,628	230,366
Unrealized gain on investments in Affiliate Funds	(57,227)	(2,287)
Change in operating assets and liabilities:
(Increase) Decrease in accounts receivable	(6,704,176)	162,271
Decrease (increase) in prepaid expenses	9,816	(42,231)
Decrease in receivable from investments	—	100,000
Increase (decrease) in accounts payable	2,340,006	(633,434)
Increase (decrease) in accrued expenses	968,591	(396,328)
Increase in accrued compensation and benefits	2,622,718	911,233
Net Cash Provided by Operating Activities	5,016,555	5,999,512
Investing Activities
Contributions to Affiliate Funds	(426,261)	(243,474)
Withdrawals from Affiliate Funds	232,474	136,500
Purchases of property and equipment	(17,653)	(43,967)
Net Cash Used in Investing Activities	(211,440)	(150,941)
Financing Activities
Net borrowing under short-term credit facilities	529,720	188,297
Payments under capital leases	(7,014)	(4,865)
Borrowing under notes payable	2,167,379	—
Principal payments under notes payable	(3,001,642)	(1,693,075)
Contributions	—	145,350
Member distributions	(4,069,963)	(4,193,427)
Net Cash Used in Financing Activities	(4,381,520)	(5,557,720)
Net Increase in Cash	423,595	290,851
Cash, Beginning of year	$1,261,344	$970,493
Cash, End of year	$1,684,939	$1,261,344
Supplemental Cash Flow Information
Cash paid for interest	$147,030	$167,623

See accompanying notes to combined financial statements.

Hatteras Funds

Notes to Combined Financial Statements

1. Organization

The combined financial statements contained herein consist of the following entities, which operate under the Hatteras name in the investment management industry: Hatteras Investment Partners, LLC (“HIP”), Hatteras Investment Management, LLC (“HIM”), and Hatteras Capital Investment Management, LLC and Subsidiaries (“HCIM”), collectively, “Hatteras Funds” or “Companies”.

Subsidiaries of HCIM include: Hatteras Alternative Mutual Funds, LLC (“HAMF”), Hatteras Capital Distributors, LLC (“HCD”), and Hatteras Capital Investment Partners, LLC (“HCIP”).

HIP was organized on September 5, 2003 as a limited liability company under the laws of the state of Delaware and commenced operations on January 1, 2004. HIP is registered under the Investment Advisers Act of 1940 as a registered investment adviser, and is the investment adviser to Hatteras Master Fund LP, and the Servicing Agent to the Hatteras Master Fund’s six feeder funds: Hatteras Core Alternatives Fund LP (formerly the Hatteras Multi-Strategy Fund LP), Hatteras Core Alternatives TEI Fund LP (formerly the Hatteras Multi-Strategy TEI Fund LP), Hatteras Core Alternatives Institutional Fund LP (formerly the Multi-Strategy Institutional Fund LP), Hatteras Core Alternatives TEI Institutional Fund LP (formerly the Multi-Strategy TEI Institutional Fund LP), Hatteras Core Alternatives 3c1 Fund LP (formerly the Multi-Strategy 3c1 Fund LP), and Hatteras Core Alternatives Offshore Fund LTD (formerly the Multi-Strategy Offshore Fund LTD), collectively the “Core Alternatives Funds”.

HIM was organized on September 5, 2003 as a limited liability company under the laws of the state of Delaware and commenced operations on January 1, 2004. HIM is the General Partner to the Core Alternative Funds, other than the Hatteras Core Alternatives Offshore Fund LTD.

HCIM was organized on August 31, 2007 as a limited liability company under the laws of the state of Delaware and commenced operations on January 1, 2008. HCIM is registered under the Investment Advisers Act of 1940 as a registered investment adviser, and is the investment adviser to Hatteras Late Stage VC Fund I, LP; VC Co-investment Fund II, LLC; Hatteras GPEP Fund LP; Hatteras Global Private Equity Partners Institutional Fund; Hatteras GPEP Fund II; Hatteras PE Intelligence Fund; and Hatteras Disciplined Opportunities Fund.

In addition, HCIM has a controlling interest in HAMF. HAMF is the investment adviser to Hatteras Alternative Mutual Funds Trust, Underlying Funds Trust and Hatteras Variable Trust (collectively, the “HAMF Trusts”). HCIM assumed control over HAMF from Alternative Investment Partners, LLC, on September 15, 2009. HCIM is the Managing Member of HAMF.

HCD was organized on January 4, 2007, as a limited liability company under the laws of the state of North Carolina. HCD serves as the distributor for investment company products and limited partnerships. HCD operates as a limited-use broker dealer pursuant to SEC Rule 15c3-3(k)(2)(i) and does not hold customer funds or safekeep customer securities. HCD is a wholly-owned subsidiary of HCIM, which provides investment advisory services to various funds within Hatteras related pooled investment vehicles.

HCIP was organized on August 31, 2007, as a limited liability company under the laws of the state of Delaware. HCIP is the General Partner to any funds advised by HCIM that are organized as limited partnerships, and receives any special allocation of income, loss, and incentive fees, if applicable, from funds advised by HCIM.

On October 1, 2013, the Companies entered into an asset purchase agreement with Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC, a wholly-owned subsidiary of RCS Capital Corporation (“RCS”). In connection with this transaction, the Companies intend to assign all of its rights and obligations to Hatteras Funds, LLC upon closing of the transaction. Management currently expects the transaction to close on March 31, 2014.

Hatteras Funds

Notes to Combined Financial Statements

1. Organization  – (continued)

The Company has incurred certain legal and professional fees associated with the pending transaction with RCS. For the year ended December 31, 2013, these expenses totaled $1,213,863, and are reflected in transaction costs on the combined statements of revenues and expenses.

2. Summary of Significant Accounting Policies

Principals of Combination and Basis of Financial Statement Presentation

The combined financial statements have been prepared to show the combined financial condition of HIP, HIM, and HCIM, and represent the combination of separate financial statements, all prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The combined financial statements will be included in a registration statement on Form S-1 to be filed with the United States Securities and Exchange Commission (“SEC”). In accordance with Regulation S-X which governs SEC filings, the required financial statements of related businesses may be presented on a combined basis for any periods they are under common management, which pertains to the Hatteras Funds. As discussed in Note 1, the combined financial statements include the accounts of the Companies. Intercompany transactions and accounts have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

Revenue Recognition

The majority of the Companies’ revenues are derived from management or servicing fees from the investment companies for which they serve as investment adviser. Management and servicing fees are recognized when earned and are calculated monthly or quarterly, as applicable, as a percentage of the aggregate net assets of the funds under management.

Incentive fees are recognized when earned and are calculated monthly. As General Partner to the Hatteras Master Fund, HIM receives an incentive fee that is equal to 10% of the excess of the new net profits of the partners of the Master Fund over the stated hurdle rate. The incentive fee is calculated and accrued monthly and payable annually. Amounts accrued monthly are subject to loss depending on the relative performance of the Master Fund between the accrual period and calendar year end. Amounts that are accrued as of each calendar year end are considered earned, and are not subject to forfeiture.

Cash

The Companies maintain cash deposits with various commercial banks. At times, these balances may exceed the amount insured by the Federal Deposit Insurance Corporation (the “FDIC”). At December 31, 2012, the Companies’ cash was fully insured, as the FDIC provided temporary unlimited coverage for all noninterest-bearing transaction accounts in addition to the $250,000 limit through December 31, 2012.

By operation of federal law, beginning January 1, 2013, funds deposited in noninterest-bearing transaction accounts no longer receive unlimited deposit insurance coverage by the FDIC. All deposit accounts at an insured depository institution, including all noninterest-bearing transaction accounts, are insured by the FDIC up to the standard maximum deposit insurance amount of $250,000, for each deposit insurance ownership category. At times throughout the year ended December 31, 2013, the Companies hold cash balances in excess of the FDIC limit.

Concentration of Credit Risk

Substantially all of the Companies’ revenues are generated from the Companies’ management of the various investment funds, and therefore, the Companies are economically dependent on the investment activities of these funds.

Hatteras Funds

Notes to Combined Financial Statements

2. Summary of Significant Accounting Policies – (continued)

Accounts Receivable

Accounts receivable are recorded at their net realizable value. The Companies provide an allowance for doubtful accounts equal to the estimated losses that are expected to be incurred in their collection. The allowance is based on historical collection experience and a review by management of the current status of the existing receivables. As of December 31, 2013 and 2012, all receivables were deemed substantially collectible by management. The carrying values of accounts receivable approximates their fair value as of December 31, 2013 and 2012.

The Companies receive a majority of its revenues for services provided to the Core Alternatives Funds and the HAMF Trusts. The amount in accounts receivable related to these two entities are as follows:

	December 31, 2013	December 31, 2012
Core Alternatives Fund	70%	43%
HAMF Trusts	27%	48%

At December 31, 2013 and 2012, accounts receivable includes $5,839,510 and $0, respectively of incentive fees receivable from the Core Alternatives Fund.

Fund Expenses

In accordance with its Investment Advisory, Operating Services, and Shareholder Servicing agreements with the funds for which it serves as investment adviser, HAMF is responsible for the payment of all of the Funds’ normal operating expenses, as recorded within the combined statements of revenues and expenses.

Property and Equipment

All acquisitions of property and equipment over $1,000 are capitalized. Property and equipment are stated at historical cost less accumulated depreciation. Depreciation and amortization is calculated using the straight-line method over the estimated useful lives of 3 years for website development; 5 – 10 years for machinery and equipment; 7 – 10 years for furniture and fixtures; 5 years for vehicles; and 6 – 15 years for leasehold improvements. Depreciation expense totaled $175,628 and $230,366, for the years ended December 31, 2013 and 2012, respectively.

Investments in Affiliate Funds

Investments in funds that are advised by an affiliate of the Companies are stated at fair value.

Marketing and Advertising

Marketing and advertising costs are expensed as incurred. Expenses incurred were $371,827 and $753,727, for the years ended December 31, 2013 and 2012, respectively.

Hatteras Funds

Notes to Combined Financial Statements

2. Summary of Significant Accounting Policies – (continued)

Fair Value of Financial Instruments

ASC 825, Financial Instruments, requires the Companies to disclose estimated fair values for financial instruments. The carrying amounts of accounts receivable, receivables from investments, accounts payable, and borrowings on short term credit facilities approximate fair value because of the short maturities of the instruments held. The carrying value of the Companies’ variable rate debt approximates fair value. Carrying and fair values for the Companies’ fixed rate debt or debt with minimum interest rates are as follows:

	December 31, 2013		December 31, 2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
Fixed rate debt	$1,847,576	$1,864,243	$2,681,839	$2,744,806

Income Tax

The Companies are organized as limited liability companies and have elected to be treated as pass-through entities for federal and state income tax purposes; therefore, income is included in the members’ individual income tax returns for federal and state income tax purposes. Accordingly, no provision for federal and state income taxes has been made in the accompanying combined financial statements.

Members

Profits and losses are allocated in accordance with the Companies’ respective operating agreements. Members are generally not individually liable for any debts, liabilities, contracts, or obligations of the Companies.

3. Intangible Assets

On September 15, 2009, HCIM purchased 55% of the controlling interest in HAMF. Under the terms of the Securities Purchase Agreement (the “Agreement”), additional payments were required on the first and second anniversary dates of the Agreement, subject to certain asset levels being reached in Hatteras Alternative Mutual Funds Trust. Goodwill in the amount of $4,778,091 was recognized at the acquisition date and is attributable to the estimated future potential growth of the trust funds. On September 15, 2010 and 2011, HCIM made the first and second anniversary milestone payments of $444,933 and $1,281,153. At the date of acquisition, HCIM expected the earn out payment to be $2,000,000 and factored this into the goodwill recorded at the date of purchase. As $1,726,086 was the actual amount paid, the $273,914 difference was reflected as an impairment on goodwill and a change in fair value of earn out liability on the combined statements of revenues and expenses. Goodwill at December 31, 2013 and 2012 totaled $4,504,177.

Accounting Standards Codification 350, (“ASC 350”), Intangibles — Goodwill and Other, requires an intangible asset with an indefinite life to be tested and adjusted for impairment, rather than being amortized over a certain period. Management assesses goodwill annually for impairment. As of December 31, 2013 and 2012, management determined that goodwill was not impaired.

In addition, certain amounts were recorded as intangible assets related to the acquired investment management agreements, as well as for non-compete agreements related to minority shareholders who became employees of HAMF. The amount related to the investment management agreements recorded at the date of acquisition was $2,648,300, which were amortized over 4 years. For the years ended December 31, 2013 and 2012, amortization of these contracts was $468,970 and $662,075, respectively. The ending balance as of December 31, 2012 was $468,970. These contracts were fully amortized as of December 31, 2013.

Hatteras Funds

Notes to Combined Financial Statements

3. Intangible Assets – (continued)

At the date of the acquisition, the amount assigned to the non-compete agreements totaled $197,000, which were amortized over the life of the non-compete agreements. For the year ended December 31, 2012, amortization of these contracts totaled $18,606. These contracts were fully amortized as of December 31, 2013 and 2012.

4. Related Party Transactions

Morgan Creek Capital Management (“MCCM”), a registered investment adviser located in Chapel Hill, North Carolina, owns a membership interest in HIP and provides investment services to the Core Alternatives Funds. For these services, MCCM receives a guaranteed payment from HIP, based on assets under management in the Core Alternatives Funds. For the years ended December 31, 2013 and 2012, MCCM received $3,701,296 and $4,623,688, respectively, from HIP for these services, which is included in service fees on the combined statements of revenues and expenses.

In addition, pursuant to their member agreement and as co-investment manager to the Hatteras Master Fund, MCCM is entitled to a portion of any incentive fees earned by the Hatteras Master Fund. At December 31, 2013, HIM accrued incentive fees receivable of $5,837,510, of which $1,751,253 is payable to MCCM, which is included in accounts payable on the combined statements of assets and liabilities.

HCD has entered into a fund servicing agreement with HCIP as the General Partner of Hatteras Late Stage VC Fund I, L.P. (the “LSVC Fund”), whereby HCD acts as the placement agent and provider of investor services to the LSVC Fund. As compensation for performing such services, HCD receives a quarterly investor services fee of one-quarter of 0.75% of the aggregate Commitment Amounts of the LSVC Fund less the cost basis of the LSVC Fund’s portfolio securities sold, distributed or written off by the LSVC Fund; each as determined as of each calendar quarter end and payable quarterly in arrears. HCIP is permitted to enter into side letter agreements with certain investors of the LSVC Fund that may entitle HCD to a different investor services fee. During the years ended December 31, 2013 and 2012, HCIP had in effect one side letter agreement whereby the investor services fee is reduced to one-quarter of 0.60% with respect to an investor. For the years ended December 31, 2013 and 2012, HCD earned total investor services fees of $118,710 and $138,307, respectively, of which $29,987 and $32,000 was a receivable at December 31, 2013 and 2012, respectively.

5. Investments in Affiliate Funds

As of December 31, 2013 and 2012, the fair value of investments reflected on the combined statements of assets and liabilities consists of $788,888 and $144,154 of current assets, respectively, and $122,784 and $516,504 of other assets, respectively.

HAMF provides seed money for new product launches. HAMF generally redeems the seed money shortly after launch, and thus classifies the investments in funds as a short-term asset on the combined statements of assets and liabilities. At December 31, 2013, HAMF had one seed investment in an affiliated fund, totaling $10,463 included in investments in affiliate funds on the combined statements of assets and liabilities. At December 31, 2012, HAMF had two investments in affiliate funds, totaling $19,730 included in investments in affiliate funds on the combined statements of assets and liabilities.

As General Partner to the LSVC Fund, HCIP earned a subordinated profits interest in 2010 in the amount of $213,938. This amount was earned in lieu of the management fee the General Partner waived during the first year of the LSVC Fund’s operations, and remains invested in the LSVC Fund. For the years ended December 31, 2013 and 2012, respectively, the unrealized depreciation on this investment totaled $12,419 and $18,701, for a net carrying value of $117,600 and $187,493. During the year ended December 31, 2013, HCIP received a distribution from the LSVC Fund in the amount of $57,474. The net carrying value is included in investments in affiliate funds on the combined statements of assets and liabilities.

Hatteras Funds

Notes to Combined Financial Statements

5. Investments in Affiliate Funds – (continued)

Also included in investments in affiliate funds is HCIM’s investment in the Hatteras GPEP Fund, LP, totaling $5,184 and $5,290 at December 31, 2013 and 2012, respectively.

The HIP Bonus Plans pay participants based upon the returns of the Hatteras Core Alternatives Institutional Fund LP. In order to cover liabilities under the plans, HIP, in its own name, invests in the Hatteras Core Alternatives Institutional Fund LP. Included in investments in affiliate funds is a balance totaling $768,425 and $448,145 representing the deferred bonus investment at December 31, 2013 and 2012, respectively, of which $86,154 and $0 pertains to HAMF and are invested in mutual funds that are actively traded as of December 31, 2013 and 2012, respectively. These amounts have been reclassified as a current asset as of December 31, 2013, as the plans are expected to be terminated, and all proceeds paid out to the plan’s participants, at the closing of the transaction with RCS.

6. Fair Values of Investments

ASC 820, Fair Value Measurement, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Companies. Unobservable inputs reflect the Companies’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 — Valuations based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include: quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, inputs other than quoted prices that are observable, and inputs that are derived principally from or corroborated by observable market data.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Companies’ investments in affiliate funds have been classified as Levels 1 and 3.

There were no changes during the years ended December 31, 2013 and 2012, to the Companies’ valuation techniques used to measure asset values on a recurring basis.

The following table presents information about HIP and HCIM’s investments measured at fair value:

December 31, 2013	Level 1	Level 2	Level 3	Total
Investments in Affiliate Funds	$106,617	$—	$805,055	$911,672

December 31, 2012	Level 1	Level 2	Level 3	Total
Investments in Affiliate Funds	$19,730	$—	$640,928	$660,658

Hatteras Funds

Notes to Combined Financial Statements

6. Fair Values of Investments – (continued)

The following table includes a rollforward of the amounts for the years ended December 31, 2013 and 2012, for investments classified within level 3.

December 31,	2013	2012
Balance at December 31,	$640,928	$551,397
Contributions	326,261	224,374
Withdrawals and distributions	(212,474)	(136,500)
Net unrealized gain on investments in Affiliate Funds	50,340	1,657
Balance at December 31,	$805,055	$640,928

The Companies follow the practical expedient provision for valuation in Accounting Standards Codification 820 (“ASC 820”), Fair Value Measurement, which permits the measurement of fair value based on the net asset value of the investment, without further adjustment, unless it is probable that the investment will be sold at a value significantly less than the net asset value. In using net asset value as a practical expedient, certain attributes of the investment that may affect the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to restrictions on the investor’s ability to redeem its investments at the measurement date. The Companies’ investments in affiliate funds are illiquid in nature and the redemption terms are restrictive.

Gains or losses on the Bonus Plan investments are not recognized in the combined statements of revenues and expenses, as all income, gain and losses achieved by these investments are credited to the delayed bonus account and paid out to participants.

7. Property and Equipment

Property and equipment consists of the following as of December 31:

December 31,	2013	2012
Furniture and fixtures	$566,466	$577,025
Website development	410,683	410,683
Computer equipment	172,372	317,138
Leasehold improvements	121,445	121,445
Vehicles	111,662	111,662
Software	13,608	25,681
Loan fees	—	3,875
	1,396,236	1,567,509
Less: accumulated depreciation	(1,135,708)	(1,146,757)
	260,528	420,752
Equipment under capital lease, net of accumulated depreciation of $35,847 and $22,745	24,855	22,606
Property and Equipment, net	$285,383	$443,358

Hatteras Funds

Notes to Combined Financial Statements

8. Letter of Credit

At December 31, 2013 and 2012, HIP had a letter of credit in the amount of $59,822 to comply with the provisions of a lease agreement for office space. The letter of credit is renewed annually and is expected to remain in place until the expiration of the lease in February 2016.

9. Borrowings on Short-term Credit Facilities

HIP has an unsecured line of credit with a financial institution due in March 2014. The maximum amount of the credit line is $3,000,000, less any amounts outstanding under the Letter of Credit (see Note 7). Interest is calculated at one month LIBOR plus 2.25% per annum with a minimum rate of 3.50%. The rate at December 31, 2013 was 3.50%. The balance on the line of credit at December 31, 2013 was $1,592,342. HAMF, HCIM, and the Managing Member of HIP guarantee the line of credit. The average amounts of debt outstanding on the line of credit for the year ended December 31, 2013 was approximately $1,802,000.

HIP has a second unsecured line of credit with a financial institution initially due in October 2012 and extended through September 2014. The maximum amount of the credit line is $2,500,000. Interest is calculated at one month LIBOR plus 2.00% per annum. The rate at December 31, 2013 was 2.17%. The balance on this line of credit at December 31, 2013 and 2012 was $218,652 and $1,296,429, respectively. HAMF, HCIM, and the Managing Member of HIP guarantee the line of credit. Average amounts of debt outstanding on the line of credit for the years ended December 31, 2013 and 2012 was approximately $414,000 and $1,018,000, respectively.

Borrowings on short-term credit facilities also include a bank overdraft balance of $74,081 and $58,926 at December 31, 2013 and 2012, respectively.

10. Long Term Debt

Long-term debt consists of the following as of December 31:

December 31,	2013	2012
HCIM note to a commercial bank, due April 2016, monthly payments of $60,259, plus interest at LIBOR plus 2.25% with a minimum rate of 3.50%. This note is collateralized by all inventory, chattel paper, accounts, equipment, and general intangibles owned or acquired. This note is personally guaranteed by the Managing Member and guaranteed by HIP.	$1,687,307	$2,429,705
HIP note to a commercial bank, due April 2015, monthly payments of $4,317, including interest at 6.5%. This note is personally guaranteed by the Managing Member.	160,269	200,074
HIP note to a commercial bank, originally due August 2014, monthly principal payments of $2,605, plus interest at one-month LIBOR plus 2.25%. Minimum interest rate is 4.00%. This note is secured by inventory and equipment and is personally guaranteed by the Managing Member. This note was paid off in March 2013.	—	52,060
Total long-term debt	1,847,576	2,681,839
Less: current maturities	(765,747)	(1,112,552)
Net Long-term Debt	$1,081,829	$1,569,287

Hatteras Funds

Notes to Combined Financial Statements

10. Long Term Debt  – (continued)

The future scheduled maturity of the long-term debt is as follows:

December 31,	HIP	HCIM	Total
2014	$42,639	$723,108	$765,747
2015	117,630	723,108	840,738
2016	—	241,091	241,091
Total	$160,269	$1,687,307	$1,847,576

11. Bonus Plans

HIP adopted a bonus plan for certain non-managerial employees, effective January 1, 2007, and amended on January 1, 2008. The amount of each bonus to be granted to each participant is determined by the Managing Member. The sum of these bonuses shall not exceed a certain percentage of profits for the bonus year. A portion of these bonuses for the year is deferred and paid to the employee over the following four years together with any income, gains, and losses earned on the investment based on a predetermined vesting schedule. Any forfeited amounts are reallocated to plan participants for the bonus year.

HIP also adopted a deferred bonus plan for certain key employees, effective January 1, 2007. The amount of the bonus to be granted to a key employee is determined by the Managing Member. Each bonus awarded under the plan is evidenced by an award letter. A portion of these bonuses for the year is deferred and paid to the key employee over the following four years together with any income, gains, and losses earned on the investment. Any forfeited amounts resulting from termination from employment other than due to retirement, disability, or death, are reallocated to plan participants for the bonus year.

The liability under the HIP bonus plans totaled $3,544,094 and $1,123,205, at December 31, 2013 and 2012, respectively. Included in the 2013 balance is an amount totaling $2,043,129 as a result of the incentive fee earned from the Core Alternatives Funds. At December 31, 2013, these amounts have been reclassified as a current asset, as the plans are expected to be terminated, and all proceeds paid out to the plan’s participants, at the closing of the transaction with RCS. At December 31, 2012, amounts totaling approximately $499,182 and $624,023 are included in accrued compensation and benefits under current liabilities and long-term liabilities, respectively, on the combined statements of assets and liabilities.

HIP contributed $905,363 and $788,365, to the deferred bonus plan for the years ended December 31, 2013 and 2012, respectively. In addition, $2,043,129 was contributed to the HIP bonus plans as a result of the incentive fee earned from the Core Alternatives Funds in 2013.

HCIM contributes to the HIP bonus plan for the salaries of non-commissioned, non-executive employees whose compensation is allocated to HCIM and HCD. The annual bonus pool is 5% of the net profits of the consolidated entities. Individual participants in the non-managerial bonus plan are awarded an annual amount, at the discretion of the executive management team. Total liability and expense at HCIM was $38,000 and $88,701, for the years ended December 31, 2013 and 2012, respectively.

HAMF adopted a bonus plan for certain non-managerial employees and investment committee members, effective August 1, 2012. This bonus plan provides additional discretionary compensation based on HAMF’s and its funds’ performance over a particular period. Included in the bonus plan are a performance bonus pool, a profits bonus pool, and an incremental profits bonus pool.

Effective August 2012, a performance bonus pool, up to $200,000 is available to certain HAMF investment committee members if specified performance targets are exceeded and the average daily net assets of the HAMF Trust exceed $400,000,000. The amount of each bonus to be granted to each participant is determined by the Managing Member. A portion of this bonus for the year is deferred and paid over the following four years together with any income, gains and losses earned on the investment based on a predetermined vesting schedule. Any forfeited amounts are reallocated to plan participants for the bonus year.

Hatteras Funds

Notes to Combined Financial Statements

11. Bonus Plans  – (continued)

Effective August 2012, a profits bonus pool is available to non-managerial employees and investment committee members of HAMF in an amount equal to $200,000 if daily net assets of the HAMF Trust exceed $400,000,000.

Effective August 2012, an incremental profits bonus pool may also be awarded to non-managerial employees and investment committee members of HAMF if average daily net assets of the HAMF Trust exceed $400,000,000 and when net income for the year exceeds the previous calendar year. The incremental profits bonus pool is calculated as 10% of the Company’s net income, after deducting the aforementioned performance and profits bonuses, in excess of its net income for such preceding calendar year.

The profits bonus and incremental profits bonus are not subject to the delayed bonus terms and are allocated to participants based on the sole discretion of the Managing Member.

Total HAMF bonus plan expense was $406,146 and $505,000 for the years ended December 31, 2013 and December 31, 2012, respectively. The total liability under the HAMF plan was $486,154 and $505,000 at December 31, 2013 and December 31, 2012, respectively. At December 31, 2013, these amounts have been reclassified as a current asset, as the plans are expected to be terminated, and all proceeds are expected to be paid out to the plan’s participants at the closing of the transaction with RCS. At December 31, 2012, amounts totaling approximately $420,000 and $80,000 are included in accrued compensation and benefits under current liabilities and long-term liabilities, respectively, on the combined statements of assets and liabilities.

Combined bonus plan expenses for the Companies for the years ended December 31, 2013 and 2012 totaled $3,392,638 and $1,382,066, respectively.

12. Lease Obligations

HIP has obligations under capital leases for IT equipment expiring in various years through 2016. The assets and liabilities under the capital leases are recorded at the present value of the minimum lease payments. Amortization of the assets under the capital leases is included in depreciation expense.

Future minimum lease payments under the capital leases at December 31, 2013 are as follows:

2014	$15,346
2015	7,689
2016	3,324
Total minimum obligations	26,359
Less: interest	2,182
Present value of minimum obligations	24,177
Less: current portion	13,767
Long-term Obligations	$10,410

HIP is obligated under various operating lease agreements for equipment and office space that expire at various dates through 2016. Rental expense under these agreements totaled $551,976 and $521,768, for the years ended December 31, 2013 and 2012, respectively. Amounts are included in other expenses on the combined statements of revenues and expenses.

Hatteras Funds

Notes to Combined Financial Statements

12. Lease Obligations  – (continued)

Minimum future rental payments under the non-cancelable operating leases are as follows:

Year ending December 31,
2014	$559,780
2015	201,629
2016	52,075
Total	$813,484

In January 2013, HIP signed an agreement to sublease the office space located in New York, New York. The sub-sublease term began in April 2013 and expires in February 2016. Rental income paid to HIP is $234,936 per year.

13. 401(k) and Profit Sharing Plan

The Companies have a defined contribution profit-sharing plan sponsored by HIP which covers substantially all of its employees. The plan includes a 401(k) plan provision which provides employees with the option of deferring a portion of their income. Any matching contributions and profit-sharing contributions to the plan are made at the discretion of the Managing Member.

The Companies contributed $269,668 and $199,939, in matching contributions to the profit-sharing plan for the years ended December 31, 2013 and 2012, respectively.

14. Income Taxes

In accordance with ASC 740, Income Taxes, the Companies reflect in the combined financial statements the benefit of positions taken in a previously filed tax return or expected to be taken in a future tax return only when it is considered ‘more-likely-than-not’ that the position taken will be sustained by a taxing authority. The Companies evaluate uncertain tax positions using provisions of ASC 450, Contingencies. Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.

In accordance with ASC 740, the Companies have analyzed the Companies’ inventory of tax positions taken with respect to all applicable income tax issues for all open tax years (in each respective jurisdiction), and has concluded that no provision for income tax is required in the combined financial statements.

The Companies recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the combined statements of revenues and expenses. During the year, the Companies did not accrue any interest or penalties.

15. Net Capital Requirements

Pursuant to the net capital provisions of rule 15c3-1 of the Securities Exchange Act of 1934, HCD is required to maintain minimum net capital, as defined, as the greater of $5,000 or 6 2/3% of aggregate indebtedness. At December 31, 2013 and 2012, HCD had net capital of $564,604 and $219,902, respectively, which is $552,746 and $214,902, in excess of its required net capital of $11,858 and $5,000, for the years ended December 31, 2013 and 2012, respectively. HCD’s percentage of aggregate indebtedness to net capital is 31.5% and 12.5%, at December 31, 2013 and 2012, respectively.

Hatteras Funds

Notes to Combined Financial Statements

16. Indemnification

In the normal course of business, the Companies enter into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Companies’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Companies that have not yet occurred. The Companies expect the risk of any future obligations under these indemnifications to be remote.

17. Subsequent Events

On January 13, 2014, certain minority shareholders in HAMF and a corporate entity with which they are affiliated filed a complaint in the North Carolina Superior Court against the Companies and their Managing Members. The plaintiffs contest certain intercompany agreements and claim certain of the defendants (a) breached the HAMF inter-company expense sharing agreement and the HAMF operating agreement, including by entering into an asset purchase agreement that includes the sale of HAMF’s assets without plaintiffs’ consent, (b) breached their fiduciary duties and claimed implied covenants, and (c) placed unreasonable restrictions on plaintiffs’ access to certain information, namely valuation reports. As the aforementioned intercompany agreements are eliminated in consolidation, the claims relating to expense allocation among Hatteras entities should not have an effect on the firm’s consolidated net income. The Companies have not accrued for any loss contingencies associated with this claim as a loss has not been determined to be probable or reasonably estimable.

On January 28, 2014, the Companies answered the Complaint and filed Counterclaims against the minority shareholders, alleging that they breached the HAMF Operating Agreement, breached their fiduciary duties and committed a tort by using HAMF confidential information to set up a competing fund and that they breached the HAMF Operating Agreement and interfered with the purchase agreement providing for the sale of the Companies by attempting to derail the sale. In addition, the Companies filed a motion for prompt hearing, requesting that the Court promptly address the minority shareholders’ claim that the Companies are prohibited from completing the sale.

The Companies have evaluated subsequent events for recognition or disclosure through February 24, 2014, which was the date the financial statements were available to be issued, and determined there were no other subsequent events that required disclosure.

Hatteras Funds

Combined Financial Statements
For the Quarterly Period Ended March 31, 2014 (unaudited)

Hatteras Funds

Contents

Combined Unaudited Financial Statements
Combined Statements of Assets & Liabilities as of March 31, 2014 and December 31, 2013	F-127
Combined Statements of Revenues and Expenses for the three months ended March 31, 2014 and March 31, 2013	F-129
Combined Statements of Changes in Members’ Equity for the three months ended March 31, 2014 and the year ended December 31, 2013	F-130
Combined Statements of Cash Flows for the three months ended March 31, 2014 and March 31, 2013	F-131
Notes to Combined Financial Statements	F-132 – F-142

Combined Financial Statements (unaudited)

Hatteras Funds

Combined Statements of Assets and Liabilities
(Unaudited)

	March 31, 2014	December 31, 2013
Assets
Current Assets
Cash	$1,195,536	$1,684,939
Investments in Affiliate Funds	588,326	788,888
Accounts receivable	6,076,609	10,316,140
Prepaid expenses and other assets	345,256	343,265
Deposits	17,096	17,096
Total Current Assets	8,222,823	13,150,328
Long-term Assets
Investments in Affiliate Funds	120,851	122,784
Property and equipment, net	244,065	285,383
Goodwill	4,504,177	4,504,177
Total Assets	$13,091,916	$18,062,672
Liabilities and Members' Equity
Current Liabilities
Accounts payable	$2,307,384	$3,961,549
Accrued expenses	2,869,010	3,080,367
Accrued compensation and benefits	1,817,689	4,465,846
Borrowings on short-term credit facilities	3,326,059	1,885,075
Current maturities of capital lease obligations	11,349	13,767
Current maturities of long-term debt	723,108	765,747
Total Current Liabilities	11,054,599	14,172,351
Long-term Liabilities
Capital lease obligations, net of current maturities	8,852	10,410
Long-term debt, net of current maturities	778,519	1,081,829
Total Liabilities	11,841,970	15,264,590
Equity
Members' equity	179,292	1,850,221
Non-controlling interest	1,070,654	947,861
Total Equity	1,249,946	2,798,082
Total Liabilities and Equity	$13,091,916	$18,062,672

See accompanying notes to combined financial statements.

Hatteras Funds

Combined Statements of Revenues and Expenses
(Unaudited)

Three-months ended March 31,	2014	2013
Revenues
Management fees	$9,409,423	$6,497,966
Incentive fees	874,082	965,799
Servicing fees	3,747,064	3,147,805
Total Revenues	14,030,569	10,611,570
Operating Expenses
Salaries, payroll taxes, and employee benefits	3,714,928	2,954,374
Fund expenses	4,418,290	2,555,642
Management fees	1,518,193	1,539,114
Service fees	1,239,444	1,313,302
Amortization of intangible assets with definite lives	—	165,519
Depreciation	41,318	55,850
Other operating expenses	942,568	857,555
Total Operating Expense	11,874,741	9,441,356
Net Operating Income	2,155,828	1,170,214
Other Expenses
Transaction expenses (see Note 1)	390,287	—
Interest expense	28,874	35,320
Total Other Expenses	419,161	35,320
Net unrealized gain on investments in Affiliate Funds	71	3,348
Net Income	1,736,738	1,138,242
Net Income Attributable to Non-Controlling Interest	672,654	297,991
Net Income Attributable to Members	$1,064,084	$840,251

See accompanying notes to combined financial statements.

Hatteras Funds

Combined Statements of Changes in Members' Equity
(Unaudited)

	Members' Equity	Non-Controlling Interest	Total
Balance, January 1, 2013	$144,393	$1,531,423	$1,675,816
Net income	4,224,663	967,566	5,192,229
Member distributions	(2,518,835)	(1,551,128)	(4,069,963)
Balance, December 31, 2013	1,850,221	947,861	2,798,082
Net income	1,064,084	672,654	1,736,738
Member distributions	(2,735,013)	(549,861)	(3,284,874)
Balance, March 31, 2014	$179,292	$1,070,654	$1,249,946

See accompanying notes to combined financial statements.

Hatteras Funds

Combined Statements of Cash Flows
(Unaudited)

Three-months ended March 31,	2014	2013
Operating Activities
Net income	$1,736,738	$1,138,242
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangible assets with definite lives	—	165,519
Depreciation	41,318	55,850
Unrealized gain on investments in Affiliate Funds	(71)	(3,348)
Change in operating assets and liabilities:
(Increase) Decrease in accounts receivable	4,239,531	(861,095)
Increase in prepaid expenses	(1,991)	(93,614)
Increase (decrease) in accounts payable	(1,654,165)	436,438
Decrease in accrued expenses	(211,357)	(160,774)
Decrease in accrued compensation and benefits	(2,648,157)	(573,854)
Net Cash Provided by Operating Activities	1,501,846	103,364
Investing Activities
Net Contributions to Affiliate Funds	—	(80,000)
Withdrawals from Affiliate Funds	202,566	155,000
Net Cash Used in Investing Activities	202,566	75,000
Financing Activities
Net borrowing under short-term credit facilities	1,440,984	346,067
Payments under capital leases	(3,976)	—
Borrowing under notes payable	—	2,167,379
Principal payments under notes payable	(345,949)	(2,489,514)
Member distributions	(3,284,874)	(892,931)
Net Cash Used in Financing Activities	(2,193,815)	(868,999)
Net Increase in Cash	(489,403)	(690,635)
Cash, Beginning of year	$1,684,939	$1,261,344
Cash, End of year	$1,195,536	$570,709
Supplemental Cash Flow Information
Cash paid for interest	$28,874	$35,320

See accompanying notes to combined financial statements.

Hatteras Funds

Notes to Combined Financial Statements (unaudited)

1. Organization

The combined financial statements contained herein consist of the following entities, which operate under the Hatteras name in the investment management industry: Hatteras Investment Partners, LLC (“HIP”), Hatteras Investment Management, LLC (“HIM”), and Hatteras Capital Investment Management, LLC and Subsidiaries (“HCIM”), collectively, “Hatteras Funds” or “Companies”.

Subsidiaries of HCIM include: Hatteras Alternative Mutual Funds, LLC (“HAMF”), Hatteras Capital Distributors, LLC (“HCD”), and Hatteras Capital Investment Partners, LLC (“HCIP”).

HIP was organized on September 5, 2003 as a limited liability company under the laws of the state of Delaware and commenced operations on January 1, 2004. HIP is registered under the Investment Advisers Act of 1940 as a registered investment adviser, and is the investment adviser to Hatteras Master Fund LP, and the Servicing Agent to the Hatteras Master Fund’s four feeder funds: Hatteras Core Alternatives Fund LP, Hatteras Core Alternatives TEI Fund LP, Hatteras Core Alternatives Institutional Fund LP, and Hatteras Core Alternatives TEI Institutional Fund LP, collectively the “Core Alternatives Funds”.

HIM was organized on September 5, 2003 as a limited liability company under the laws of the state of Delaware and commenced operations on January 1, 2004. HIM is the General Partner to the Core Alternative Funds.

HCIM was organized on August 31, 2007 as a limited liability company under the laws of the state of Delaware and commenced operations on January 1, 2008. HCIM is registered under the Investment Advisers Act of 1940 as a registered investment adviser, and is the investment adviser to Hatteras Late Stage VC Fund I, LP; VC Co-investment Fund II, LLC; Hatteras GPEP Fund LP; Hatteras Global Private Equity Partners Institutional Fund; Hatteras GPEP Fund II; Hatteras PE Intelligence Fund; and Hatteras Disciplined Opportunity Fund.

In addition, HCIM has a controlling interest in HAMF. HAMF is the investment adviser to Hatteras Alternative Mutual Funds Trust and Underlying Funds Trust (collectively, the “HAMF Trusts”). HCIM assumed control over HAMF from Alternative Investment Partners, LLC, on September 15, 2009. HCIM is the Managing Member of HAMF.

HCD was organized on January 4, 2007, as a limited liability company under the laws of the state of North Carolina. HCD serves as the distributor for investment company products and limited partnerships. HCD operates as a limited-use broker dealer pursuant to SEC Rule 15c3-3(k)(2)(i) and does not hold customer funds or safe keep customer securities. HCD is a wholly-owned subsidiary of HCIM, which provides investment advisory services to various funds within Hatteras related pooled investment vehicles.

HCIP was organized on August 31, 2007, as a limited liability company under the laws of the state of Delaware. HCIP is the General Partner to any funds advised by HCIM that are organized as limited partnerships, and receives any special allocation of income, loss, and incentive fees, if applicable, from funds advised by HCIM.

On October 1, 2013, the Companies entered into an asset purchase agreement with Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC, a wholly-owned subsidiary of RCS Capital Corporation (“RCS”). In connection with this transaction, the Companies intend to assign all of its rights and obligations to Hatteras Funds, LLC upon closing of the transaction. The transaction is expected to close during the second quarter of 2014.

The Company has incurred certain legal and professional fees associated with the pending transaction with RCS. For the three months ended March 31, 2014, these expenses totaled $390,287, and are reflected in transaction costs on the combined statements of revenues and expenses.

Hatteras Funds

Notes to Combined Financial Statements (unaudited)

2. Summary of Significant Accounting Policies

Principals of Combination and Basis of Financial Statement Presentation

The combined financial statements have been prepared to show the combined financial condition of HIP, HIM, and HCIM, and represent the combination of separate financial statements, all prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). However, certain information or footnote disclosures normally included in complete financial statements prepared in accordance with U.S. GAAP have been condensed, or omitted, pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). In the opinion of the Company’s management, the unaudited statements include all normal and recurring adjustments necessary for the fair statement of the results for the interim periods presented. The results for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for any other interim period or for the fiscal year ending December 31, 2014.

The combined financial statements will be included in a registration statement on Form S-1 to be filed with the United States Securities and Exchange Commission (“SEC”). In accordance with Regulation S-X which governs SEC filings, the required financial statements of related businesses may be presented on a combined basis for any periods they are under common management, which pertains to the Hatteras Funds. As discussed in Note 1, the combined financial statements include the accounts of the Companies. Intercompany transactions and accounts have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

Revenue Recognition

The majority of the Companies’ revenues are derived from management or servicing fees from the investment companies for which they serve as investment adviser. Management and servicing fees are recognized when earned and are calculated monthly or quarterly, as applicable, as a percentage of the aggregate net assets of the funds under management.

Incentive fees are recognized when earned and are calculated monthly. As General Partner to the Hatteras Master Fund, HIM receives an incentive fee that is equal to 10% of the excess of the new net profits of the partners of the Master Fund over the stated hurdle rate. The incentive fee is calculated and accrued monthly and payable annually. Amounts accrued monthly are subject to loss depending on the relative performance of the Master Fund between the accrual period and calendar year end. Amounts that are accrued as of each calendar year end are considered earned, and are not subject to forfeiture.

Cash

The Companies maintain cash deposits with various commercial banks. At times, these balances may exceed the amount insured by the Federal Deposit Insurance Corporation (the “FDIC”). All deposit accounts at an insured depository institution, including all noninterest-bearing transaction accounts, are insured by the FDIC up to the standard maximum deposit insurance amount of $250,000, for each deposit insurance ownership category.

Concentration of Credit Risk

Substantially all of the Companies’ revenues are generated from the Companies’ management of the various investment funds, and therefore, the Companies are economically dependent on the investment activities of these funds.

Accounts Receivable

Accounts receivable are recorded at their net realizable value. As of March 31, 2014 and December 31, 2013, all receivables were deemed collectible by management. The carrying values of accounts receivable approximates their fair value as of March 31, 2014 and December 31, 2013.

Hatteras Funds

Notes to Combined Financial Statements (unaudited)

2. Summary of Significant Accounting Policies  – (continued)

The Companies receive a majority of their revenues for services provided to the Core Alternatives Funds and the HAMF Trusts. As of March 31, 2014, the amount in accounts receivable related to the Core Alternatives Fund and the HAMF Trusts accounted for 40% and 54% of accounts receivable, respectively. As of December 31, 2013, the amount in accounts receivable related to the Core Alternatives Fund and the HAMF Trusts accounted for 70% and 27% of accounts receivable, respectively.

At March 31, 2014 and December 31, 2013, accounts receivable includes $1,165,959 and $5,839,510, respectively of incentive fees receivable from the Core Alternatives Fund.

Fund Expenses

In accordance with its Investment Advisory, Operating Services, and Shareholder Servicing agreements with the funds for which it serves as investment adviser, HAMF is responsible for the payment of all of the Funds’ normal operating expenses, as recorded within the combined statements of revenues and expenses.

Property and Equipment

All acquisitions of property and equipment over $1,000 are capitalized. Property and equipment are stated at historical cost less accumulated depreciation. Depreciation and amortization is calculated using the straight-line method over the estimated useful lives of 3 years for website development; 5 – 10 years for machinery and equipment; 7 – 10 years for furniture and fixtures; 5 years for vehicles; and 6 – 15 years for leasehold improvements. Depreciation expense totaled $41,318 and $55,850, for the three month periods ended March 31, 2014 and 2013, respectively.

Investments in Affiliate Funds

Investments in funds that are advised by an affiliate of the Companies are stated at fair value.

Marketing and Advertising

Marketing and advertising costs are expensed as incurred. Expenses incurred were $145,014 and $97,689, for the three month periods ended March 31, 2014 and 2013, respectively.

Fair Value of Financial Instruments

ASC 825, Financial Instruments, requires the Companies to disclose estimated fair values for financial instruments. The carrying amounts of accounts receivable, receivables from investments, accounts payable, and borrowings on short term credit facilities approximate fair value because of the short maturities of the instruments held. The carrying value of the Companies’ variable rate debt approximates fair value. Carrying and fair values for the Companies’ fixed rate debt or debt with minimum interest rates are as follows:

	March 31, 2013		December 31, 2013
	Carrying Value	Fair Value	Carrying Value	Fair Value
Fixed rate debt	$1,501,627	$1,501,627	$1,847,576	$1,864,243

Income Tax

The Companies are organized as limited liability companies and have elected to be treated as pass-through entities for federal and state income tax purposes; therefore, income is included in the members’ individual income tax returns for federal and state income tax purposes. Accordingly, no provision for federal and state income taxes has been made in the accompanying combined financial statements.

Members

Profits and losses are allocated in accordance with the Companies’ respective operating agreements. Members are generally not individually liable for any debts, liabilities, contracts, or obligations of the Companies.

Hatteras Funds

Notes to Combined Financial Statements (unaudited)

3. Intangible Assets

On September 15, 2009, HCIM purchased 55% of the controlling interest in HAMF. Under the terms of the Securities Purchase Agreement (the “Agreement”), additional payments were required on the first and second anniversary dates of the Agreement, subject to certain asset levels being reached in Hatteras Alternative Mutual Funds Trust. Goodwill related to the purchase totaled $4,504,177 at March 31, 2014 and December 31, 2013.

Accounting Standards Codification 350, (“ASC 350”), Intangibles — Goodwill and Other, requires an intangible asset with an indefinite life to be tested and adjusted for impairment, rather than being amortized over a certain period. Management assesses goodwill annually for impairment. As of March 31, 2014 and December 31, 2013, management determined that goodwill was not impaired.

Also in conjunction with the purchase of HAMF, certain amounts were recorded as intangible assets related to the acquired investment management agreements, as well as for non-compete agreements related to minority shareholders who became employees of HAMF. The amount related to the investment management agreements recorded at the date of acquisition was $2,648,300, which were amortized over 4 years. For the three month period ended March 31, 2013, amortization of these contracts totaled $165,519. There was no amortization expense for the three month period ended March 31, 2014.

4. Related Party Transactions

Morgan Creek Capital Management (“MCCM”), a registered investment adviser located in Chapel Hill, North Carolina, owns a membership interest in HIP and provides investment services to the Core Alternatives Funds. For these services, MCCM receives a guaranteed payment from HIP, based on assets under management in the Core Alternatives Funds. For the three month periods ended March 31, 2014 and 2013, MCCM received $849,545 and $992,123, respectively, from HIP for these services, which is presented as management fee expense combined statements of revenues and expenses.

In addition, MCCM is entitled to a portion of any incentive fees earned by the Hatteras Master Fund. For the three month period ended March 31, 2014, HIM had accrued incentive fees of $874,082, of which $262,224 was payable to MCCM. The 2014 incentive fee is payable as of December 31, 2014, and is subject to loss depending on the performance of the Core Alternatives Funds for the year ended December 31, 2014. At December 31, 2013, HIM accrued incentive fees receivable of $5,837,510, of which $1,751,253 was payable to MCCM. The 2013 incentive fees were earned as of December 31, 2013 and were paid in February 2014.

HCD has entered into a fund servicing agreement with HCIP as the General Partner of Hatteras Late Stage VC Fund I, L.P. (the “LSVC Fund”), whereby HCD acts as the placement agent and provider of investor services to the LSVC Fund. As compensation for performing such services, HCD receives a quarterly investor services fee of one-quarter of 0.75% of the aggregate Commitment Amounts of the LSVC Fund less the cost basis of the LSVC Fund’s portfolio securities sold, distributed or written off by the LSVC Fund; each as determined as of each calendar quarter end and payable quarterly in arrears. HCIP is permitted to enter into side letter agreements with certain investors of the LSVC Fund that may entitle HCD to a different investor services fee. During the three month period ended March 31, 2014, HCIP had in effect one side letter agreement whereby the investor services fee is reduced to one-quarter of 0.60% with respect to an investor. For the three month periods ended March 31, 2014 and 2013, HCD earned total investor services fees of $77,877 and $105,016, respectively.

5. Investments in Affiliate Funds

As of March 31, 2014, the fair value of investments reflected on the combined statements of assets and liabilities consists of $588,326 of current assets and $120,851 of other assets, respectively. As of December 31, 2013, the fair value of investments reflected on the combined statements of assets and liabilities consisted of $788,888 of current assets and $122,784 and of other assets. The amounts invested in the

Hatteras Funds

Notes to Combined Financial Statements (unaudited)

5. Investments in Affiliate Funds  – (continued)

Companies’ Bonus Plans are included in current assets, as the plans are expected to be terminated and all proceeds paid out to the plans’ participants, at the closing of the transaction with RCS Capital Corporation.

HAMF and HCIM provide seed money for new product launches. Both companies generally redeem the seed money shortly after launch, and thus classify the investments in funds as a short-term asset on the combined statements of assets and liabilities. At March 31, 2014 and December 31, 2013, HAMF had one seed investment in an affiliated fund, totaling $10,463 included in investments in affiliate funds on the combined statements of assets and liabilities.

As General Partner to the LSVC Fund, HCIP earned a subordinated profits interest in 2010 in the amount of $213,938. This amount was earned in lieu of the management fee the General Partner waived during the first year of the LSVC Fund’s operations, and remains invested in the LSVC Fund. At March 31, 2014 and December 31, 2013, the net carrying value of this investment was $115,668 and $117,600, respectively. This amount is included in investments in affiliate funds on the combined statements of assets and liabilities.

Also included in investments in affiliate funds is HCIM’s investment in the Hatteras GPEP Fund, LP, totaling $5,184 at March 31, 2014 and December 31, 2013.

The HIP Bonus Plans pay participants based upon the returns of the Hatteras Core Alternatives Institutional Fund LP. In order to cover liabilities under the plans, HIP, in its own name, invests in the Hatteras Core Alternatives Institutional Fund LP. Included in investments in affiliate funds is a balance totaling $577,863 and $768,425 representing the deferred bonus investment at March 31, 2014 and December 31, 2013, respectively. These amounts have been classified as a current asset as of March 31, 2014 and December 31, 2013, as the plans are expected to be terminated, and all proceeds paid out to the plan’s participants, at the closing of the transaction with RCS Capital Corporation.

6. Fair Values of Investments

ASC 820, Fair Value Measurement, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Companies. Unobservable inputs reflect the Companies’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 — Valuations based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include: quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, inputs other than quoted prices that are observable, and inputs that are derived principally from or corroborated by observable market data.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Companies’ investments in affiliate funds have been classified as Levels 1 and 3.

There were no changes during the three months ended March 31, 2014 and 2013, to the Companies’ valuation techniques used to measure asset values on a recurring basis.

Hatteras Funds

Notes to Combined Financial Statements (unaudited)

6. Fair Values of Investments  – (continued)

The following table presents information about HIP and HCIM’s investments measured at fair value:

March 31, 2014	Level 1	Level 2	Level 3	Total
Investments in Affiliate Funds	$10,462	$—	$698,715	$709,177

December 31, 2013	Level 1	Level 2	Level 3	Total
Investments in Affiliate Funds	$106,617	$—	$805,055	$911,672

The following table includes a rollforward of the amounts for the three month period ended March 31, 2014 and the year ended December 31, 2013, for investments classified within level 3.

	2014	2013
Balance at beginning of period	$805,055	$640,928
Contributions	—	326,261
Withdrawals and distributions	(106,411)	(212,474)
Net realized and unrealized gain on Affiliate Funds	71	50,340
Balance at end of period	$698,715	$805,055

The Companies follow the practical expedient provision for valuation in Accounting Standards Codification 820 (“ASC 820”), Fair Value Measurement, which permits the measurement of fair value based on the net asset value of the investment, without further adjustment, unless it is probable that the investment will be sold at a value significantly less than the net asset value. In using net asset value as a practical expedient, certain attributes of the investment that may affect the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to restrictions on the investor’s ability to redeem its investments at the measurement date. The Companies’ investments in affiliate funds are illiquid in nature and the redemption terms are restrictive.

Gains or losses on the Bonus Plan investments are not recognized in the combined statements of revenues and expenses, as all income, gain and losses achieved by these investments are credited to the delayed bonus account and paid out to participants.

7. Property and Equipment

Property and equipment consists of the following as of:

	March 31, 2014	December 31, 2013
Furniture and fixtures	$566,466	$566,466
Website development	410,683	410,683
Computer equipment	172,372	172,372
Leasehold improvements	121,445	121,445
Vehicles	—	111,662
Software	13,608	13,608
	1,284,574	1,396,236
Less: accumulated depreciation	(1,062,364)	(1,135,708)
	222,210	260,528
Equipment under capital lease, net of accumulated depreciation	21,855	24,855
Property and Equipment, net	$244,065	$285,383

Hatteras Funds

Notes to Combined Financial Statements (unaudited)

8. Letter of Credit

At March 31, 2014 and December 31, 2013, HIP had a letter of credit in the amount of $59,822 to comply with the provisions of a lease agreement for office space. The letter of credit is renewed annually and is expected to remain in place until the expiration of the lease in February 2016.

9. Borrowings on Short-term Credit Facilities

HIP has an unsecured line of credit with a financial institution due in August 2014. The maximum amount of the credit line is $3,000,000, less any amounts outstanding under the Letter of Credit (see Note 8). Interest is calculated at one month LIBOR plus 2.25% per annum with a minimum rate of 3.50%. The rate at March 31, 2014 and December 31, 2013 was 3.50%. The balance on the line of credit at March 31, 2014 and December 31, 2013 was $2,900,000 and $1,592,342, respectively. HAMF, HCIM, and the Managing Member of HIP guarantee the line of credit. The average amounts of debt outstanding on the line of credit for the three month period ended March 31, 2014 was approximately $1,878,000, and the average amount of debt outstanding on the line of credit for the year ended December 31, 2013 was approximately $1,802,000.

HIP has a second unsecured line of credit with a financial institution initially due in October 2012 and extended through September 2014. The maximum amount of the credit line is $2,500,000. Interest is calculated at one month LIBOR plus 2.00% per annum. The rate at March 31, 2014 was 2.15%, and the rate at December 31, 2013 was 2.17%. The balance on this line of credit at March 31, 2014 and December 31, 2013 was $392,004 and $218,652, respectively. HAMF, HCIM, and the Managing Member of HIP guarantee the line of credit. Average amounts of debt outstanding on the line of credit for the three month period ended March 31, 2014 was approximately $326,000. Average amounts of debt outstanding on the line of credit for the year ended December 31, 2013 was approximately $414,000.

Borrowings on short-term credit facilities also include a bank overdraft balance of $34,055 and $74,081 at March 31, 2014 and December 31, 2013, respectively.

10. Long Term Debt

Long-term debt consists of the following as of:

	March 31, 2014	December 31, 2013
HCIM note to a commercial bank, due April 2016, monthly payments of $60,259, plus interest at LIBOR plus 2.25% with a minimum rate of 3.50%. This note is collateralized by all inventory, chattel paper, accounts, equipment, and general intangibles owned or acquired. This note is personally guaranteed by the Managing Member and guaranteed by HIP.	$1,501,627	$1,687,307
HIP note to a commercial bank, due April 2015, monthly payments of $4,317, including interest at 6.5%. This note is personally guaranteed by the Managing Member.	—	160,269
Total long-term debt	1,501,627	1,847,576
Less: current maturities	(723,108)	(765,747)
Net Long-term Debt	$778,519	$1,081,829

Hatteras Funds

Notes to Combined Financial Statements (unaudited)

10. Long Term Debt  – (continued)

The future scheduled maturity of the long-term debt is as follows:

Years ended December 31,	Total
2014	$542,331
2015	723,108
2016	236,188
Total	$1,501,627

11. Bonus Plans

HIP adopted a bonus plan for certain non-managerial employees, effective January 1, 2007, and amended on January 1, 2008. The amount of each bonus to be granted to each participant is determined by the Managing Member. The sum of these bonuses shall not exceed a certain percentage of profits for the bonus year. A portion of these bonuses for the year is deferred and paid to the employee over the following four years together with any income, gains, and losses earned on the investment based on a predetermined vesting schedule. Any forfeited amounts are reallocated to plan participants for the bonus year.

HIP also adopted a deferred bonus plan for certain key employees, effective January 1, 2007. The amount of the bonus to be granted to a key employee is determined by the Managing Member. Each bonus awarded under the plan is evidenced by an award letter. A portion of these bonuses for the year is deferred and paid to the key employee over the following four years together with any income, gains, and losses earned on the investment. Any forfeited amounts resulting from termination from employment other than due to retirement, disability, or death, are reallocated to plan participants for the bonus year.

For the three month period ended March 31, 2014, bonus expense at HIP for the key employee Plan totaled approximately $114,000 and approximately $32,000 for the non-managerial plan. In addition, HIM accrued approximately $306,000 in bonus expense related to the incentive fee receivable from the Hatteras Master Fund at March 31, 2014. For the three month period ended March 31, 2013, bonus expense at HIP for the key employee plan totaled approximately $133,000 and approximately $37,000 for the non-managerial plan. In addition HIM accrued approximately $338,000 in bonus expense related to incentive fee receivable from the Hatteras Master Fund at March 31, 2013.

The liability under the HIP & HIM bonus plans totaled approximately $746,000 and $3,544,000 at March 31, 2014 and December 2013, respectively. This amount has been reclassified as a current liability and is included under accrued compensation and benefits, as the plans are expected to be terminated, and all proceeds paid out to the plans’ participants, at the Closing of the transaction with RCS Capital Corporation (see Note 1).

HAMF adopted a bonus plan for certain non-managerial employees and investment committee members, effective August 1, 2012. This bonus plan provides additional discretionary compensation based on HAMF’s and its funds’ performance over a particular period. Included in the bonus plan are a performance bonus pool, a profits bonus pool, and an incremental profits bonus pool.

Effective August 2012, a performance bonus pool, up to $200,000 is available to certain HAMF investment committee members if specified performance targets are exceeded and the average daily net assets of the HAMF Trust exceed $400,000,000. The amount of each bonus to be granted to each participant is determined by the Managing Member. A portion of this bonus for the year is deferred and paid over the following four years together with any income, gains and losses earned on the investment based on a predetermined vesting schedule. Any forfeited amounts are reallocated to plan participants for the bonus year.

Effective August 2012, a profits bonus pool is available to non-managerial employees and investment committee members of HAMF in an amount equal to $200,000 if daily net assets of the HAMF Trust exceed $400,000,000.

Hatteras Funds

Notes to Combined Financial Statements (unaudited)

11. Bonus Plans  – (continued)

Effective August 2012, an incremental profits bonus pool may also be awarded to non-managerial employees and investment committee members of HAMF if average daily net assets of the HAMF Trust exceed $400,000,000 and when net income for the year exceeds the previous calendar year. The incremental profits bonus pool is calculated as 10% of the Company’s net income, after deducting the aforementioned performance and profits bonuses, in excess of its net income for such preceding calendar year.

The profits bonus and incremental profits bonus are not subject to the delayed bonus terms and are allocated to participants based on the sole discretion of the Managing Member.

Total HAMF bonus plan expense was $100,000 for each of the three-month periods ended March 31, 2014 and 2013. The amounts deferred from prior years were paid out to the Plan’s participants in March 2014. The total liability under the HAMF plan was $100,000 and $486,154 at March 31, 2014 and December 31, 2013, respectively. This amount has been classified as a current liability and is included under accrued compensation and benefits, as the plans are expected to be terminated, and all proceeds paid out to the plan’s participants, at the Closing of the transaction with RCS Capital Corporation (see Note 1).

Combined bonus plan expenses for the Companies for the three month periods ended March 31, 2014 and 2013 totaled approximately $552,000 and $608,000, respectively.

12. Lease Obligations

HIP has obligations under capital leases for IT equipment expiring in various years through 2016. The assets and liabilities under the capital leases are recorded at the present value of the minimum lease payments. Amortization of the assets under the capital leases is included in depreciation expense.

Future minimum lease payments under the capital leases at December 31, 2013 are as follows:

2014	$9,776
2015	7,689
2016	3,325
Total minimum obligations	20,790
Less: interest	(589)
Present value of minimum obligations	20,201
Less: current portion	(11,349)
Long-term Obligations	$8,852

HIP is obligated under various operating lease agreements for equipment and office space that expire at various dates through 2016. Rental expense under these agreements totaled approximately $139,000 and $136,000, for the three month periods ended March 31, 2014 and 2013, respectively.

Minimum future rental payments under the non-cancelable operating leases are as follows:

Year ending December 31,
2014	$420,543
2015	201,629
2016	52,075
Total	$674,247

Hatteras Funds

Notes to Combined Financial Statements (unaudited)

13. 401(k) and Profit Sharing Plan

The Companies have a defined contribution profit-sharing plan sponsored by HIP which covers substantially all of its employees. The plan includes a 401(k) plan provision which provides employees with the option of deferring a portion of their income. Any matching contributions and profit-sharing contributions to the plan are made at the discretion of the Managing Member.

The Companies contributed approximately $99,600 and $69,900 in matching contributions to the profit-sharing plan for the three-month periods ended March 31, 2014 and 2013, respectively.

14. Income Taxes

In accordance with ASC 740, Income Taxes, the Companies reflect in the combined financial statements the benefit of positions taken in a previously filed tax return or expected to be taken in a future tax return only when it is considered ‘more-likely-than-not’ that the position taken will be sustained by a taxing authority. The Companies evaluate uncertain tax positions using provisions of ASC 450, Contingencies. Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.

In accordance with ASC 740, the Companies have analyzed the Companies’ inventory of tax positions taken with respect to all applicable income tax issues for all open tax years (in each respective jurisdiction), and has concluded that no provision for income tax is required in the combined financial statements.

The Companies recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the combined statements of revenues and expenses. During the year, the Companies did not accrue any interest or penalties.

15. Net Capital Requirements

Pursuant to the net capital provisions of rule 15c3-1 of the Securities Exchange Act of 1934, HCD is required to maintain minimum net capital, as defined, as the greater of $5,000 or 6 2/3% of aggregate indebtedness. At March 31, 2014, HCD had net capital of $297,335, which is $274,387 in excess of its required net capital of $22,948. HCD’s percentage of aggregate indebtedness to net capital is 115.8% at March 31, 2014 At December 31, 2013, HCD had net capital of $564,604 which is $552,746 in excess of its required net capital of $11,858 for the year ended December 31, 2013. HCD’s percentage of aggregate indebtedness to net capital is 31.5% at December 31, 2013.

16. Indemnification

In the normal course of business, the Companies enter into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Companies’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Companies that have not yet occurred. The Companies expect the risk of any future obligations under these indemnifications to be remote.

17. Litigation

On January 13, 2014, certain minority shareholders in HAMF and a corporate entity with which they are affiliated filed a complaint in the North Carolina Superior Court against the Companies and their Managing Members. The plaintiffs contest certain intercompany agreements and claim certain of the defendants (a) breached the HAMF inter-company expense sharing agreement and the HAMF operating agreement, including by entering into an asset purchase agreement that includes the sale of HAMF’s assets without plaintiffs’ consent, (b) breached their fiduciary duties and claimed implied covenants, and (c) placed unreasonable restrictions on plaintiffs’ access to certain information, namely valuation reports.

Hatteras Funds

Notes to Combined Financial Statements (unaudited)

17. Litigation  – (continued)

As the aforementioned intercompany agreements are eliminated in consolidation, the claims relating to expense allocation among Hatteras entities should not have an effect on the firm’s consolidated net income. The Companies have not accrued for any loss contingencies associated with this claim as a loss has not been determined to be probable or reasonably estimable.

On January 28, 2014, the Companies answered the Complaint and filed Counterclaims against the minority shareholders, alleging that they breached the HAMF Operating Agreement, breached their fiduciary duties and committed a tort by using HAMF confidential information to set up a competing fund and that they breached the HAMF Operating Agreement and interfered with the purchase agreement providing for the sale of the Companies by attempting to derail the sale. In addition, the Companies filed a motion for prompt hearing, requesting that the Court promptly address the minority shareholders’ claim that the Companies are prohibited from completing the sale.

The Court held a hearing on Plaintiffs’ motion for preliminary injunction and declaratory relief on February 27, 2014. The parties have since stipulated that the plaintiffs will forego their claims for injunctive relief and will not attempt to have the sale unwound following closing, and the court entered an order approving this stipulation. The court also agreed to bifurcate the issues in the trial with claims related to Hatteras’s right to enter into the purchase agreement proceeding first. On May 1, 2014, the court entered an order scheduling trial for May 20, 2014 on the issue of whether the managing member of HAMF had the authority to enter into the Hatteras acquisition without plaintiffs’ consent. Hatteras filed a motion for judgment on pleadings on April 17, 2014 arguing that the issues related to Hatteras’s authority should be resolved by the court based solely on the language of HAMF’s organizational documents and therefore a trial on this issue is unnecessary.

18. Subsequent Events

Management has evaluated subsequent events for recognition or disclosure through May 22, 2014, which was the date the financial statements were available to be issued, and determined there were no other subsequent events that required disclosure.

SUMMIT FINANCIAL SERVICES GROUP, INC.
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
Years Ended December 31, 2013 and 2012

CONTENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Summit Financial Services Group, Inc. and Subsidiaries
Boca Raton, Florida

We have audited the accompanying consolidated statements of financial condition of Summit Financial Services Group, Inc. and Subsidiaries (the “Company”) as of December 31, 2013 and 2012, and the related consolidated statements of income, changes in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Summit Financial Services Group, Inc. and Subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moore Stephens Lovelace, P.A.
Certified Public Accountants

Orlando, Florida
March 17, 2014

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Consolidated Statements of Financial Condition
December 31, 2013 and 2012

	2013	2012
ASSETS
Cash and cash equivalents	$12,086,794	$7,966,800
Deposits held at clearing brokers	128,867	128,823
Commissions receivable and other, net	1,542,846	2,142,327
Notes receivable, net	694,330	438,383
Other receivables, net	230,330	317,752
Securities owned, at fair value	3,379	9,695
Prepaid expenses and other assets	1,536,533	840,255
Property and equipment, net	401,705	411,863
Goodwill	500,714	500,714
Total assets	$17,125,498	$12,756,612
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$2,691,539	$1,821,704
Accrued commissions expense	2,343,279	2,869,656
Total liabilities	5,034,818	4,691,360
Commitments and contingencies
Stockholders’ equity
Preferred stock, undesignated; par value $0.0001 per share; authorized 4,850,000 shares; none issued and outstanding	—	—
Preferred stock, Series A, 12% cumulative convertible; par value $0.0001 per share; authorized 150,000 shares; -0- issued and outstanding at December 31, 2013; 125,000 issued and outstanding (liquidation preference $125,000) at December 31, 2012	—	13
Common stock, par value $0.0001 per share; authorized 100,000,000 shares; 21,984,076 issued and 21,969,164 outstanding at December 31, 2013; 20,290,567 issued and 20,275,655 outstanding at December 31, 2012	2,200	2,028
Additional paid-in capital	9,592,514	8,499,138
Unearned stock-based compensation	(1,264,820)	(1,666,572)
Treasury stock, 14,912 shares, at cost	(10,884)	(10,884)
Retained earnings	3,771,670	1,241,529
Total stockholders’ equity	12,090,680	8,065,252
Total liabilities and stockholders’ equity	$17,125,498	$12,756,612

The accompanying notes are an integral part of the consolidated financial statements.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Consolidated Statements of Income
For the Years Ended December 31, 2013 and 2012

	2013	2012
Revenues
Commissions	$81,837,841	$68,208,147
Interest and dividends	819,911	998,490
Other revenue	4,961,121	4,029,863
	87,618,873	73,236,500
Expenses
Commissions and related costs	69,237,380	58,136,808
Employee compensation and benefits	7,515,074	6,504,601
Occupancy and equipment	791,195	778,271
Communications	456,051	457,476
Depreciation and amortization	199,894	202,714
Other operating expenses	5,222,714	3,828,615
	83,422,308	69,908,485
Income before provision for income taxes	4,196,565	3,328,015
Provision for income taxes	1,648,000	1,736,000
Net income	$2,548,565	$1,592,015
Basic income per common share	$0.12	$0.06
Diluted income per common share	$0.10	$0.05
Weighted average common shares outstanding:
Basic	20,384,803	26,484,699
Diluted	25,391,683	31,490,344

The accompanying notes are an integral part of the consolidated financial statements.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Consolidated Statements of Changes in Stockholders’ Equity
For The Years Ended December 31, 2013 and 2012

	Preferred Stock		Common Stock		Additional Paid-In Capital	Unearned Stock-Based Compensation	Treasury Stock	Retained Earnings (Accumulated Deficit)	Total Stockholders' Equity
	Number of Shares Outstanding	Par Value	Number of Shares Outstanding	Par Value
Balances, December 31, 2011	125,000	$13	26,534,059	$2,656	$13,122,572	$(1,942,657)	$(10,884)	$(335,486)	$10,836,214
Preferred stock dividend	—	—	—	—	—	—	—	(15,000)	(15,000)
Issuance of options	—	—	—	—	593,875	(593,875)	—	—	—
Stock-based compensation (net)	—	—	—	—	(137,156)	869,960	—	—	732,804
Repurchase of common stock	—	—	(6,551,532)	(655)	(5,150,636)	—	—	—	(5,151,291)
Exercise of options	—	—	293,128	27	162,019	—	—	—	162,046
Costs related to equity transactions	—	—	—	—	(91,536)	—	—	—	(91,536)
Net income	—	—	—	—	—	—	—	1,592,015	1,592,015
Balances, December 31, 2012	125,000	13	20,275,655	2,028	8,499,138	(1,666,572)	(10,884)	1,241,529	8,065,252
Preferred stock dividend	—	—	—	—	—	—	—	(18,424)	(18,424)
Issuance of options	—	—	—	—	343,519	(343,519)	—	—	—
Stock-based compensation (net)	—	—	—	—	459,396	745,271	—	—	1,204,667
Redemption of preferred stock	(125,000)	(13)	—	—	(124,987)	—	—	—	(125,000)
Exercise of options	—	—	1,693,509	172	415,448	—	—	—	415,620
Net income	—	—	—	—	—	—	—	2,548,565	2,548,565
Balances December 31, 2013	—	$—	21,969,164	$2,200	$9,592,514	$(1,264,820)	$(10,884)	$3,771,670	$12,090,680

The accompanying notes are an integral part of the consolidated financial statements.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2013 and 2012

	2013	2012
Cash flows from operating activities
Net income	$2,548,565	$1,592,015
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	199,894	202,714
Stock-based compensation	702,740	732,804
Amortization of advisor notes	189,960	196,124
Excess tax benefit related to share-based compensation	475,000	—
Changes in:
Deposits held at clearing brokers	(44)	(44)
Commissions receivable and other, net	599,481	(277,210)
Notes receivable, net	(418,980)	(245,662)
Other receivables, net	87,422	127,925
Prepaid expenses and other current assets	(696,278)	(48,854)
Securities owned, at fair value	6,316	(1,108)
Accounts payable and accrued expenses	869,835	(328,934)
Accrued commissions expense	(526,377)	393,897
Net cash provided by operating activities	4,037,534	2,343,667
Cash flows from investing activities
Purchase of property and equipment	(189,736)	(67,755)
Cash flows from financing activities
Dividends paid – preferred stock	(18,424)	(15,000)
Repurchase of common stock	—	(5,151,291)
Redemption of preferred stock	(125,000)
Proceeds from exercise of stock options	415,620	162,046
Costs related to equity transactions	—	(91,536)
Net cash provided by (used in) financing activities	272,196	(5,095,781)
Net increase (decrease) in cash and cash equivalents	4,119,994	(2,819,869)
Cash and cash equivalents at beginning of year	7,966,800	10,786,669
Cash and cash equivalents at end of year	$12,086,794	$7,966,800

The accompanying notes are an integral part of the consolidated financial statements.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 1 — NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS — Summit Financial Services Group, Inc. (“SFSG” or the “Company”) is a holding company whose principal operating subsidiary is Summit Brokerage Services, Inc. (“SBS”). Through its network of approximately 230 independent branch offices, as well as its one Company-owned office, SBS provides a wide range of financial products and services to clients across the country. SBS is registered as a broker-dealer with the Securities and Exchange Commission, and is a member of the Financial Industry Regulatory Authority (“FINRA”), the Securities Investor Protection Corporation, the Municipal Securities Rulemaking Board and the National Futures Association.

SIGNIFICANT TRANSACTIONS — On November 16, 2013, SFSG entered into an agreement and plan of merger (the “Merger Agreement”) with RCS Capital Corporation (“RCS”) and Dolphin Acquisition, LLC (“Merger Sub”), a newly formed, wholly-owned subsidiary of RCS. The Merger Agreement was amended on March 17, 2014. Under the Merger Agreement, as amended, Merger Sub will merge with and into SFSG (the “Merger”), with the Company surviving the merger as a subsidiary of RCS. RCS expects that SFSG, once the Merger is consummated, will operate independently of RCS’s wholesale broker-dealer subsidiary, Realty Capital Securities, LLC, and function as a separate business unit alongside RCS’s existing operating subsidiaries.

As a result of the amendment, the Company estimates that its shareholders will receive (in both cash and shares of RCS Class A common stock) approximately $1.50 (including cash contributed by us), at the time of closing. Our shareholders are also entitled to their pro rata portion of a tax refund expected to be paid on or before June 30, 2015, currently estimated at $0.06 per share of Summit common stock. As a result, the Company estimates that the total consideration payable in connection with the merger to be $1.56 per share. The total consideration payable by RCS in the merger (in the form of cash and shares of RCS Class A common stock) is still estimated to be approximately $49 million.

CONSOLIDATION POLICY — The accompanying consolidated financial statements include the accounts of SFSG and its subsidiaries (collectively, the “Company”). SFSG’s primary subsidiary is SBS and its wholly owned subsidiaries Summit Financial Group, Inc. (a registered investment advisor), SBS Insurance Agency of Florida, Inc. (an insurance business) and its wholly owned subsidiaries, and Summit Holding Group, Inc. (a holding company). All significant intercompany transactions and balances have been eliminated in consolidation.

CASH AND CASH EQUIVALENTS — The Company considers all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents.

DEPOSITS HELD AT CLEARING BROKERS — The Company has interest-bearing deposits with its clearing brokers. The clearing brokers require deposits of all introducing brokers for whom they transact business.

COMMISSIONS RECEIVABLE AND OTHER, NET — The Company does not provide an allowance for commissions and other amounts due from its clearing brokers since, in the opinion of management, such amounts are fully collectible. For commissions due from parties other than the clearing brokers, the Company reduces the gross receivable based on the length of time it has been outstanding and other relevant factors. As of December 31, 2013 and 2012, the allowance amount was not significant. Also included within Commissions receivable and other, net are certain reimbursable amounts due from the Company’s financial advisors, which approximated $359,000 and $336,000 at December 31, 2013 and 2012, respectively.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 1 — NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

NOTES RECEIVABLE, NET — Notes receivable, net are comprised of amounts due from the Company’s financial advisors in the form of both non-forgivable and forgivable loans. Non-forgivable loans are typically repaid by the financial advisor from the amounts they would otherwise be due as a result of their gross production, while the forgivable loans are amortized, typically over a period of four years. Any amortized amounts are included in commissions and related costs in the Consolidated Statements of Income. The Company’s policy is to establish an allowance against the net amount of the notes. Furthermore, management periodically reviews the loans to determine whether additional allowances should be recorded or whether any amounts should be written off. As of December 31, 2013 and 2012, the Company had established allowances totaling approximately $195,000 and $86,000, respectively. In the event a financial advisor’s affiliation terminates prior to either the repayment of the loan or its complete amortization, the financial advisor is required to repay such balance to the Company.

OTHER RECEIVABLES, NET — Other receivables, net consist primarily of amounts due from employees and financial advisors of approximately $112,000 and $128,000 and miscellaneous receivables of approximately $119,000 and $190,000 at December 31, 2013 and 2012, respectively.

SECURITIES OWNED, AT FAIR VALUE — Securities owned are classified as trading securities and are thus marked to market and stated at estimated fair value, as determined by management, using the quoted closing or latest bid prices. The resulting differences between cost and estimated fair value are included in the Consolidated Statements of Income. Substantially all securities owned at December 31, 2013 and 2012, are categorized as Level 1 investments within the fair value hierarchy.

PROPERTY AND EQUIPMENT, NET — Property and equipment is recorded at cost. Depreciation, for financial reporting purposes, is primarily based on the straight-line method over the estimated useful lives of the related assets, generally 3 to 7 years. Leasehold improvements are amortized over the estimated remaining term of the related leases, or the useful life of the improvement, if shorter.

COMMISSION REVENUE AND EXPENSE — Commission revenue and the corresponding expense are recorded on a trade-date basis. The Company receives commissions and fee income on securities transactions sold by its financial advisors. The Company receives the gross amount of commissions due from the transactions and remits a percentage of that amount to the financial advisors based on a formal commission payout schedule maintained with each financial advisor and/or branch office. The following table reflects the various sources of commission revenue for the years ended December 31, 2013 and 2012:

	2013	2012
Insurance related products	$25,161,609	$24,666,110
Investment advisory fees	16,719,711	14,101,056
Other commission revenue	16,333,736	9,677,633
Mutual funds	11,969,612	10,059,597
Equities	11,653,173	9,703,751
Total	$81,837,841	$68,208,147

ADMINISTRATION AND SERVICE FEES — Administration and service fees are recorded as services are provided or underlying transactions are executed.

INCOME TAXES — Income taxes are provided for the tax effects of transactions reported in the consolidated financial statements and consist primarily of the current tax provision plus deferred taxes.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 1 — NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred tax may also be recognized for operating losses and tax credits that are available to offset future taxable income (see Note 10).

STOCK OPTIONS — The Company accounts for stock-based compensation using the fair market value method. Most often, options are granted for the provision of future services, such as continued employment or, in the case of independent financial advisors, their affiliation with the Company. Consequently, the options typically provide for vesting over a period of years, with a certain percentage of the options vesting each year upon the anniversary date of the grant if the grantee is then still affiliated with the Company. In certain instances, unearned stock compensation is recorded for options issued to either employees or non-employees for services to be rendered in the future. Any unearned stock compensation is generally amortized over the period the underlying options are earned, which is typically the vesting period. The fair value of each option grant is estimated at the date of grant using the Black-Scholes option pricing model. The Black-Scholes model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. The amortization of earned stock expense related to issuances to employees is included in the Consolidated Statements of Income under the caption “Employee Compensation and Benefits”, while the amortization of earned stock expense related to issuances to non-employees is included under the caption “Other Operating Expenses” (see Note 8).

INCOME PER SHARE — Basic income per share for the years ended December 31, 2013 and 2012, has been computed by dividing net income (less preferred dividends of $18,424 in 2013 and $15,000 in 2012) by the weighted average number of common shares outstanding. For the years ended December 31, 2013 and 2012, the following table reflects the effect of dilutive options and warrants and convertible preferred stock on basic and diluted earnings per share (“EPS”).

	2013			2012
	Income (Numerator)	Shares (Denominator)	Per Share Amount	Income (Numerator)	Shares (Denominator)	Per Share Amount
Basic EPS
Net income	$2,548,565			$1,592,015
Less: preferred stock dividends	(18,424)			(15,000)
Income available to common shareholders	2,530,141	20,384,803	$0.12	1,577,015	26,484,699	$0.06
Effect of dilutive securities	—	5,006,880		—	5,005,645
Diluted EPS
Income available to common shareholders plus assumed conversions	$2,530,141	25,391,683	$0.10	$1,577,015	31,490,344	$0.05

The number of potentially anti-dilutive securities (options, warrants, convertible preferred stock) that were excluded from the fully diluted calculation for the years ended December 31, 2013 and 2012 totaled 6,500,177 and 9,195,798, respectively.

ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 1 — NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

period. Significant estimates by management include the determination of the amounts to accrue with respect to certain litigation, the ultimate outcome of which is not determinable until such litigation has been settled, the valuation of intangible assets, the allowances for notes receivable from financial advisors, and stock-based compensation. Actual results could differ from those estimates.

RECLASSIFICATIONS — Certain amounts from the prior year have been reclassified to conform to the current-year presentation. These reclassifications had no impact on the reported net income for 2012.

NOTE 2 — PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2013 and 2012 (see Note 9):

	2013	2012
Computer systems and software	$437,890	$407,917
Equipment and furniture	358,096	340,352
Leasehold improvements	186,486	167,558
Total	982,472	915,827
Less: accumulated depreciation and amortization	(580,767)	(503,964)
Total property and equipment, net	$401,705	$411,863

NOTE 3 — GOODWILL

Goodwill, resulting from the 2003 acquisition of a branch office, is reviewed for impairment at least annually, with the Company recording adjustments, if any, that are deemed appropriate. No such impairment expense was recorded in 2013 or 2012.

NOTE 4 — ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of the following at December 31, 2013 and 2012:

	2013	2012
Accounts payable	$623,314	$242,365
Accrued expenses and other accrued liabilities	1,433,346	1,419,309
Accrued wages and other	634,879	160,030
	$2,691,539	$1,821,704

NOTE 5 — COMMON STOCK

In December 2006, the Company established the 2006 Incentive Compensation Plan (“the 2006 Plan”) as the successor to the 2000 Incentive Compensation Plan (the “2000 Plan”) established in July 2000 (collectively, “the Plans”). The terms of the Plans provide for grants of stock options (incentive and non-statutory), stock appreciation rights, and restricted stock to employees and consultants of the Company capable of contributing to the Company’s performance (see Note 8).

During 2013, the Company did not repurchase any shares of its common stock. During 2012, the Company repurchased and retired approximately 6.55 million shares of its common stock for aggregate consideration of approximately $5.15 million.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 6 — PREFERRED STOCK

On March 27, 2002, the Company amended its Articles of Incorporation to designate 150,000 shares as Series A Convertible Preferred Stock from its 5,000,000 authorized shares of undesignated preferred stock, par value $0.0001 per share. During the year ended December 31, 2001, the Company issued 125,000 shares of 12%, cumulative Series A Convertible Preferred Stock (the “Series A Preferred Stock”) for $125,000. On October 30, 2013, the Company redeemed all outstanding Series A Preferred Stock for total consideration of $125,000, plus any unpaid dividends, in accordance with the terms of the Series A Preferred Stock.

All shares of Series A Preferred Stock were non-voting. The holders of Series A Preferred Stock were entitled to receive, out of funds legally available for that purpose, cash dividends at the rate of $0.12 per annum, subject to voluntary conversion. Such dividends were to be accrued and cumulative from the issue date. Dividends were payable in arrears, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 of each year; provided, however, the first dividend payment date shall not occur before the last calendar day of the first full fiscal quarter following the issue date.

NOTE 7 — OTHER REVENUE AND OTHER OPERATING EXPENSES

Other Revenue and Other Operating Expenses are summarized as follows:

	2013	2012
Other Revenue
Administration and service	$3,293,397	$2,663,753
Fixed income trading	705,506	549,011
Other	962,218	817,099
	$4,961,121	$4,029,863
Other Operating Expenses
Advisor acquisition and retention	$1,874,720	$1,644,857
Professional fees	1,403,197	580,756
Insurance	709,635	659,201
Other	1,235,162	943,801
	$5,222,714	$3,828,615

NOTE 8 — STOCK OPTIONS AND WARRANTS

The Company accounts for all option issuances (including those issued by the Company to both employees and non-employees of SBS) using the fair market value method. In connection therewith, the Company records, upon the issuance of each option, unearned stock-based compensation in an amount equal to the number of shares covered by the option multiplied by the estimated fair value per option. The amount recorded as unearned stock-based compensation is then amortized over the vesting period of the option. Consequently, the total expense recognized in the current period represents the amortized portion, if any, of the fair value of all outstanding options.

On December 13, 2006, the Company’s shareholders approved the 2006 Incentive Compensation Plan (the “2006 Plan”), as the successor to the 2000 Incentive Compensation Plan. The terms of the 2006 Plan provide for grants of stock options (incentive and non-statutory), stock appreciation rights (“SARs”), and restricted stock to eligible persons capable of contributing to the Company’s performance. The total number of shares of common stock that may be subject to the granting of awards under the 2006 Plan at any time during the term of the 2006 Plan was increased from 22,000,000 to 27,000,000 during 2012. As of December 31, 2013, approximately 5.2 million shares were available for issuance under the 2006 Plan.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 8 — STOCK OPTIONS AND WARRANTS  – (continued)

The following table summarizes information about stock option activity during 2012 and 2013:

	Number of Options	Weighted Average Exercise Price
Outstanding at December 31, 2011	17,918,639		$0.58
Granted	1,581,253		$0.84
Granted upon cancellation of previously issued options	1,926,808		$0.80
Cancelled (as part of options that were cancelled and replaced)	(1,926,808)		$0.65
Forfeited or expired	(1,045,978)		$0.69
Exercised	(319,794)		$0.56
– Net Activity for 2012	215,481	$
Outstanding at December 31, 2012	18,134,120		$0.61
Granted	1,211,333		$0.85
Granted upon cancellation of previously issued options	600,000		$0.85
Cancelled (as part of options that were cancelled and replaced)	(600,000)		$0.45
Forfeited or expired	(336,909)		$0.63
Exercised for cash	(957,915)		$0.43
Cashless exercise	(1,059,198)		$0.38
– Net Activity for 2013	(1,142,689)	$
Outstanding at December 31, 2013	16,991,431		$0.67

The following schedule reflects the number of shares covered by, and the fair market value of, stock option and warrant activity during 2013 and 2012 related to both employees and non-employees.

	2013	2012
Shares
Option grants – employees	1,206,333	1,211,656
Option grants – non-employees	5,000	369,597
Warrant grants – non-employees	—	—
Grants of replacement options – employees	600,000	957,783
Grants of replacement options – non-employees	—	969,025
Forfeited, expired or exercised – employees	(1,819,579)	(629,387)
Forfeited, expired or exercised – non-employees	(534,443)	(736,385)
Cancelled options – employees	(600,000)	(957,783)
Cancelled options – non-employees	—	(969,025)
	(1,142,689)	215,481
Fair Market Value
Options issued – employees	$339,817	$411,728
Options issued – non-employees	3,702	182,147
	$343,519	$593,875
Earned Stock Expense
Earned stock expense, net – employees	$551,193	$584,052
Earned stock expense, net – non-employees	151,547	148,752
	$702,740	$732,804

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 8 — STOCK OPTIONS AND WARRANTS  – (continued)

During 2013, options to acquire 2,017,113 shares of common stock with a weighted average exercise price of $0.40 were exercised, resulting in the issuance of 1,693,509 shares. The difference between the number of shares underlying the options exercised and the number of common stock shares actually issued resulted from the grantees of certain of the exercised options electing to exercise such options on a cashless basis. The calculation for determining the number of shares to be issued on a cashless basis was as follows: (i) the aggregate intrinsic value was calculated, which was equal to the difference between (a) the fair market value of the Company’s common stock at the time of exercise less (b) the exercise price of the options being exercised, which difference was then multiplied by the total number of options being exercised; and (ii) the aggregate intrinsic value was then divided by the fair market value of the Company’s common stock at the time of the exercise to determine the number of common stock shares to be issued. The net proceeds to the Company resulting from the exercise for cash of options during 2013 were $415,620. The aggregate exercise price associated with options that were exercised on a cashless basis was $399,944. No proceeds were received by the Company from such cashless exercise. The approximate weighted average intrinsic value per share — that is, the difference between the market price of the common stock at the time of exercise and the exercise price — was $0.78

During 2012, the Company completed a tender offer wherein options entitling the holders thereof to acquire approximately 1.7 million shares of common stock with a weighted average exercise price of $0.66 were cancelled and replaced with options for a like number of shares having a weighted average exercise price of $0.80. During 2012, options to acquire 319,794 shares of common stock with a weighted average exercise price of $0.56 were exercised, resulting in proceeds of approximately $162,000. The approximate weighted average intrinsic value per share — that is, the difference between the market price of the common stock at the time of exercise and the exercise price — was $0.20.

As of December 31, 2013, the Company had the following common stock equivalents (“CSEs”) outstanding and exercisable:

	Outstanding			Exercisable
	Number	Weighted Average Exercise/ Conversion Price	Weighted Average Remaining Contractual Term	Number	Weighted Averages Exercise/ Conversion Price	Weighted Average Remaining Contractual Term
Options	16,991,431	$0.67	3.9	12,446,090	$0.61	3.7
Warrants	559,000	$0.53	1.1	559,000	$0.53	1.1
Deferred Stock Units	2,800,000	$—	6.0	1,200,000	$—	6.0
Total CSEs	20,350,431	$0.57	4.1	14,205,090	$0.55	3.8

As of December 31, 2013 and 2012, there was approximately $1.26 million and $1.67 million, respectively, of total unrecognized stock-based compensation cost, which cost is expected to be recognized over a weighted average period of 2.5 years and 2.2 years, respectively.

The weighted average fair value of options granted during 2013 and 2012 was $0.19 and $0.17 per option, respectively.

As of December 31, 2013, the aggregate intrinsic value of vested and exercisable options was approximately $7.9 million, based on approximately 12.4 million vested options outstanding, a weighted average exercise price of $0.61 and a year-end closing price for the Company’s common stock of $1.24 per share.

During 2003, the Company issued warrants entitling the holders thereof to acquire up to 1,478,000 shares of common stock at a price of $.30 per share. These warrants were exercisable for a period of five years and had expiration dates ranging from March 18, 2008 to April 11, 2008. During 2006, the Company agreed to

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 8 — STOCK OPTIONS AND WARRANTS  – (continued)

extend the term of warrants covering 838,000 shares of common stock by two years, with expiration dates ranging from March 18, 2011 to April 11, 2011. During 2009, holders of warrants underlying 509,000 shares of common stock cancelled and replaced their warrants in exchange for new warrants with an exercise price of $.50 per share, immediate vesting and a five-year term. During 2011, a holder of warrants underlying 200,000 shares of common stock exercised such warrant, resulting in proceeds of $60,000 to the Company. The intrinsic value per share was $0.21. No warrants were issued or exercised during 2013. During 2012, the Company issued a warrant entitling the holder thereof to acquire up to 50,000 shares of the Company’s common stock at an exercise price of $0.85. As of December 31, 2013 and 2012, there were outstanding warrants allowing the holders thereof to purchase 559,000 shares of common stock. The exercise prices for outstanding, as well as currently exercisable, warrants range from $0.50 to $0.85.

As a result of the exercise of options during 2013, the Company recognized a tax benefit of approximately $440,000, which represents the total intrinsic value of all option exercises of approximately $1,581,000 multiplied by the Company’s effective tax rate of approximately 28%. During 2012, the Company recognized a tax benefit of approximately $30,000, which represents the total intrinsic value of all option exercises of approximately $60,000 multiplied by the Company’s effective tax rate of approximately 50% (see Note 10).

For purposes of valuing options and warrants, the Company uses the Black-Scholes option pricing model. For the years ended December 31, 2013 and 2012, the following assumptions have been utilized:

	2013	2012
Expected life (in years)	5 – 7	5 – 7
Risk-free interest rate	0.80% – 2.0%	0.10% – 1.41%
Volatility	40.6%	40.6% – 55.7%
Dividend yield	0.0%	0.0%

NOTE 9 — COMMITMENTS AND CONTINGENCIES

Operating Leases

In December 2009, we entered into two separate lease agreements for office space in Boca Raton, Florida. The first lease (“Lease Agreement”) is for 13,554 square feet of office space to house the corporate headquarters for the Company’s operations and expires August 31, 2017, with the Company having the option to extend the Lease Agreement for two five-year renewal terms. Initial base rent is approximately $23,719 per month, subject to certain fixed increases over the course of the term, as set forth in the Lease Agreement. The second lease (“Second Lease Agreement”) is for 4,264 square feet of office space to house certain financial advisors and expires August 31, 2017, with the Company having the option to extend the Second Lease Agreement for two five-year renewal terms. Initial base rent was $7,462 per month through February 2013 when the lease was amended, and the base rent amount increased to $7,917 per month, subject to certain fixed increases over the course of the term.

Total rent expense, including month-to-month leases for the years ended December 31, 2013 and 2012, was approximately $774,000 and $762,000, respectively.

SBS also leases certain equipment under operating leases, which provide for minimum monthly payments of approximately $4,000 through December 2015.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 9 — COMMITMENTS AND CONTINGENCIES  – (continued)

The approximate minimum annual, non-cancelable rent payments due under all Company operating leases (based only on the base rent, without regard to the Company’s share of common areas and other expenses) are as follows:

Year	Amount
2014	$413,000
2015	425,000
2016	438,000
2017	298,000
$1,574,000

Legal Proceedings

The Company is a party to legal proceedings relating to various claims and lawsuits arising in the normal course of business. Management has provided an accrual for estimated probable losses that could result from these matters. Management believes that the range of potential net losses resulting from these proceedings in excess of the accrued amount, if any, will not be material to the Company’s financial position or results of operations.

SBS is a registered broker-dealer and as such is subject to the continual scrutiny of those who regulate its industry, including FINRA, the United States Securities and Exchange Commission, and the various securities commissions of the states and jurisdictions in which it operates. As part of the regulatory process, SBS is subject to routine examinations, the purpose of which is to determine SBS’s compliance with rules and regulations promulgated by the examining regulatory authority. It is not uncommon for the regulators to assert, upon completion of an examination, that SBS has violated certain of these rules and regulations. Where possible, SBS endeavors to correct such asserted violations as soon as possible. In certain circumstances, and depending on the nature and extent of the violations, SBS may be subject to disciplinary action, including fines.

In November and December 2013, the Company and its directors were named as defendants in class action lawsuits alleging that the directors had breached their fiduciary duty arising from the proposed Merger transaction with RCS, and that RCS and Merger Sub aided and abetted the directors’ breach of their fiduciary duty. The cases were consolidated and the plaintiffs have not yet specified an amount of damages. We believe that the consolidated lawsuit is without merit and intend to vigorously defend ourselves, although no assurance can be given as to the ultimate outcome of the lawsuit.

Retirement Plan

The Company has a retirement plan, which management believes qualifies as a deferred compensation plan (the “Plan”), under Section 401(k) of the Internal Revenue Code. All employees who are at least 21 years old are eligible to participate in the Plan on the first day of the month following their six-month anniversary of service. During the years ended December 31, 2013 and 2012, the Company matched 100% of the eligible participant’s contribution up to 3% of the participant’s qualifying wages and then 50% of the next 2% of participant’s contribution. Company matching contributions charged to employee compensation and benefits for the years ended December 31, 2013 and 2012, approximated $163,000 and $144,000, respectively.

Natural Disasters

The Company’s operations are located in an area that has been, and will potentially be, affected by tropical storms. In prior years, some portions of the Company’s operations have been impacted by such storms. Although the Company maintains business interruption insurance, and has filed claims related to storms in prior years, there can be no assurance that, in the future, the amount of such proceeds will be sufficient to offset any losses incurred. The Company does not reserve any amounts for such contingency.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 9 — COMMITMENTS AND CONTINGENCIES  – (continued)

Clearing Firms

Included in the Company’s clearing agreements with its clearing brokers is an indemnification clause. This clause relates to instances where the Company’s clients fail to settle securities transactions. In the event this occurs, the Company has indemnified the clearing brokers to the extent of the net loss on the unsettled trade. At December 31, 2013, management of the Company had been notified by the clearing brokers of a potential loss relating to this indemnification, which amount has been included as an accrued liability.

Other

In connection with the execution of the employment agreement with, and the related issuance of stock options and deferred shares to, the Company’s Chief Executive Officer, the Company has agreed to pay the income tax liability incurred by the Chief Executive Officer upon the exercise of such stock options or the delivery of such deferred shares. The Company’s obligation to pay such tax, however, shall not exceed the amount of the tax benefit the Company receives as a direct result of the Chief Executive Officer’s exercise of the stock options or any portion thereof, or the delivery of the deferred shares or any portion thereof. The Chief Executive Officer did not exercise any options, nor were any deferred shares delivered, in either 2013 or 2012 that would have created the aforementioned obligation.

NOTE 10 — INCOME TAXES

The Company recognizes deferred tax assets and liabilities based on temporary differences between the financial reporting bases and the tax bases of assets and liabilities. As of December 31, 2013 and 2012, the Company recognized a deferred tax asset, prior to the valuation allowance, of approximately $2,052,000 and $1,881,000, respectively, the significant components of which are as follows:

	2013	2012
Deferred tax assets
Amortization of stock-based compensation	$1,298,000	$1,154,000
Difference between book and tax depreciation	316,000	265,000
Amortization of client list and goodwill	159,000	199,000
Allowances and other items	279,000	263,000
Net deferred tax asset before valuation allowance	$2,052,000	$1,881,000

A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2013 and 2012, the Company has established a valuation allowance equal to the amount of the net deferred tax asset. The valuation allowance increased by approximately $171,000 and $522,000 during the years ended December 31, 2013 and 2012, respectively.

The Company’s effective tax rate differs from the statutory federal income tax rate due to the following at December 31, 2013 and 2012:

	2013	2012
Tax at statutory rate	34.0%	34.0%
Increase resulting from:
Effect of state income tax	3.6%	5.0%
Effect of non-deductible expenses	4.8%	7.1%
Effect of other items	(3.1)%	3.9%
Effective tax rate	39.3%	50.0%

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 10 — INCOME TAXES  – (continued)

The federal and state income tax provision is approximately as follows for the years ended December 31, 2013 and 2012:

	2013	2012
Current
Federal	$1,407,000	$1,482,000
State	241,000	254,000
	1,648,000	1,736,000
Deferred
Federal	—	—
State	—	—
	—	—
Total provision for income taxes	$1,648,000	$1,736,000

The entire federal and state income tax provisions for the years ended December 31, 2013 and 2012 are considered current after giving effect to the increase in the deferred tax asset valuation allowance. As of December 31, 2013, with few exceptions, the consolidated income tax returns filed by SFSG are no longer subject to income tax examinations by the U.S. Federal taxing authorities for any years prior to 2010.

NOTE 11 — CONCENTRATIONS OF CREDIT RISK AND FAIR VALUE OF FINANCIAL INSTRUMENTS

CONCENTRATIONS — Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of temporary cash investments, deposits, commissions receivable, notes and other receivables. The Company places its temporary cash investments with financial institutions, which balances may exceed federally insured limits.

During the years ended December 31, 2013 and 2012, transactions representing approximately 32% and 34%, respectively, of the Company’s total commission revenues were processed through one of the Company’s clearing brokers. During 2013 and 2012, approximately 52% of the Company’s total commission revenues were processed through both of its clearing brokers. At December 31, 2013 and 2012, commissions receivable from this clearing broker represented approximately 11% of total commissions receivable.

FAIR VALUE — All financial instruments are carried at amounts that approximate fair value because of the short maturity of these instruments.

NOTE 12 — NET CAPITAL REQUIREMENT

SBS is a “Fully Disclosed Broker-Dealer.” SBS does not carry client accounts and does not accept client funds or securities. Instead, it has entered into a “clearing agreement” with its clearing brokers and has fully disclosed all of its client accounts to these brokers.

SBS is subject to the Securities and Exchange Commission’s Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital. Under the Rule, the SBS is required to maintain minimum net capital equal to the greater of: (i) $250,000, or (ii) 6.67% of aggregate indebtedness. The Rule also requires that SBS’s ratio of aggregate indebtedness to net capital not exceed 15 to 1, as computed under SEC Rule 15c-3-1.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

NOTE 12 — NET CAPITAL REQUIREMENT  – (continued)

The amount of net capital during any period will fluctuate based on a number of factors, including the operating results of SBS. Net capital will also be impacted by contributions to SBS from SFSG, as well as distributions from SBS to SFSG. At December 31, 2013 and 2012, SBS had net capital of approximately $5.0 million and $3.7 million, respectively, and the Company’s aggregate indebtedness to net capital ratio was 0.91 to 1 and 1.23 to 1, respectively, as computed under SEC Rule 15c-3-1.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Financial Condition

	March 31, 2014	December 31, 2013
	(unaudited)
ASSETS
Cash and cash equivalents	$12,367,377	$12,086,794
Deposits held at clearing brokers	128,878	128,867
Commissions receivable and other, net	2,704,832	1,542,846
Notes receivable, net	908,431	694,330
Other receivables, net	1,959,117	230,330
Securities owned, at fair value	53,602	3,379
Prepaid expenses and other assets	1,593,873	1,536,533
Property and equipment, net	378,968	401,705
Goodwill	500,714	500,714
Total Assets	$20,595,792	$17,125,498
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$4,618,577	$2,691,539
Accrued commissions expense	3,258,601	2,343,279
Total Liabilities	7,877,178	5,034,818
Commitments and contingencies
Stockholders’ equity
Preferred stock, undesignated; par value $0.0001 per share; authorized 4,850,000 shares; none issued and outstanding	—	—
Preferred stock, Series A, 12% cumulative convertible; par value $0.0001 per share; authorized 150,000 shares; 0 issued and outstanding	—	—
Common stock, par value $0.0001 per share; authorized 100,000,000 shares; 22,056,951 issued and 22,042,039 outstanding at March 31, 2014 and 21,984,076 issued and 21,969,164 outstanding at December 31, 2013	2,207	2,200
Additional paid-in capital	9,678,278	9,592,514
Unearned stock-based compensation	(1,136,507)	(1,264,820)
Treasury stock (14,912 shares, at cost)	(10,884)	(10,884)
Retained earnings	4,185,520	3,771,670
Total stockholders’ equity	12,718,614	12,090,680
Total liabilities and stockholders’ equity	$20,595,792	$17,125,498

See accompanying notes to unaudited condensed consolidated financial statements.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

	For The Three Months Ended March 31,
	2014	2013
	(Unaudited)	(Unaudited)
Revenues
Commissions	$24,548,784	$20,385,988
Interest and dividends	224,490	206,236
Other revenue	1,388,074	1,087,166
	26,161,348	21,679,390
Expenses
Commissions and related costs	20,921,507	17,148,648
Employee compensation and benefits	2,106,911	1,918,789
Occupancy and equipment	205,642	194,848
Communications	162,556	111,306
Depreciation and amortization	74,658	43,543
Other operating expenses	1,876,224	936,806
	25,347,498	20,353,940
Income before provision for income taxes	813,850	1,325,450
Provision for income taxes	400,000	651,270
Net income	$413,850	$674,180
Basic income per common share	$0.02	$0.03
Diluted income per common share	$0.01	$0.03
Weighted average common shares outstanding
Basic	22,005,032	20,296,337
Diluted	30,275,563	25,517,234

See accompanying notes to unaudited condensed consolidated financial statements.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

	For The Three Months Ended March 31,
	2014	2013
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net income	$413,850	$674,180
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	74,658	43,543
Stock-based compensation, net	125,714	218,547
Amortization of advisor notes	83,587	49,535
Excess tax benefit related to share-based compensation	58,000	—
Changes in
Deposits held at clearing brokers	(11)	(11)
Commissions receivable and other, net	(1,161,986)	(131,958)
Notes receivable, net	(297,688)	(15,020)
Other receivables, net	(1,728,787)	(63,952)
Prepaid expenses and other assets	(57,340)	(116,940)
Securities owned, at fair value	(50,223)	(6,055)
Accounts payable and accrued expenses	1,927,038	752,998
Accrued commissions expense	915,322	(57,572)
Net cash provided by operating activities	302,134	1,347,295
Cash flows from investing activities
Purchase of property and equipment	(51,921)	(21,729)
Cash flows from financing activities
Dividends paid – preferred stock	—	(3,750)
Proceeds from exercise of stock options	30,370	25,064
Net cash provided by financing activities	30,370	21,314
Net increase in cash and cash equivalents	280,583	1,346,880
Cash and cash equivalents at beginning of period	12,086,794	7,966,800
Cash and cash equivalents at end of period	$12,367,377	$9,313,680

See accompanying notes to unaudited condensed consolidated financial statements.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
Quarter Ended March 31, 2014

NOTE 1 — GENERAL

The accompanying unaudited condensed consolidated financial statements reflect all adjustments (consisting only of normal, recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the periods indicated. The condensed consolidated financial statements herein should be read in conjunction with the audited consolidated financial statements and notes thereto, together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” contained in the Annual Report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2013 for Summit Financial Services Group, Inc. (the “Company” or “SFSG”). The results of operations for the three-month period ended March 31, 2014 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2014. Furthermore, actual results for future periods could differ materially from those reported in this Form 10-Q, depending on a variety of factors, including: THE CONSUMMATION OF OUR PREVIOUSLY ANNOUNCED MERGER WITH DOLPHIN ACQUISITION, LLC, A WHOLLY-OWNED SUBSIDIARY OF RCS CAPITAL CORPORATION, OF WHICH NO ASSURANCE CAN BE GIVEN; the effect of any litigation, including the class action lawsuits relating to the merger, on the Company or on the ability to consummate the merger; any adverse effect on the stock market and investor confidence in general, the perceived strength of both the domestic and global economies, high unemployment and/or global events, including economic instability among members of the European Union (including Greece, Italy and Cyprus), Venezuela and Ukraine, continued unrest and political uncertainty in the Middle East and South America, and the related effect on the volatility of oil prices; continued political instability in North Korea; the success or failure of our management’s efforts to implement our business strategy pending or after the consummation of the merger, or if not consummated, the effect of the termination of the merger, including the addition and retention of our financial advisors; volatile interest rates; our ability to properly manage growth; our ability to compete with major established companies; our ability to attract and retain qualified personnel in a highly competitive environment; our ability to comply with increased regulation, including the cost related thereto; political gridlock in the United States, including concerns regarding the federal budget and the raising of the federal debt ceiling; and other risks which are described in our filings with the Securities and Exchange Commission (the “SEC”). Additionally, certain sources of revenues that have historically been available to the Company have been or may be reduced or eliminated in the future, including 12b-1 fees, or trail commissions, from the sale of mutual fund shares, as well as remuneration paid by our clearing brokers. Our results may also be negatively impacted by recent and future reductions in interest rates, as well as from decreases in certain compensation amounts paid by insurance companies and mutual funds with whom we do business. Additionally, increased regulations, and the related cost of compliance therewith, could also impact our margins. A proposal to treat financial advisors licensed with independent broker-dealers as employees, rather than as independent contractors, could also adversely affect our business.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
Quarter Ended March 31, 2014

NOTE 2 — STOCKHOLDERS’ EQUITY

Basic earnings per share is computed by dividing the net income available to common shareholders for the relevant period by the weighted average number of shares of common stock issued and outstanding during the period. For purposes of calculating diluted earnings per share, the denominator includes both the weighted average number of shares of common stock and the number of dilutive common stock equivalents (“CSEs”). The number of dilutive CSEs includes the effect of stock options, warrants, and deferred stock calculated using the treasury stock method and the number of issuable common shares upon the conversion of preferred stock using the “if converted” method. For purposes of computing the diluted earnings per share for the three-month periods ended March 31, 2014 and 2013, the Company has assumed the exercise, delivery or conversion of those securities as follows:

(Shares in 000’s)

	For The Three Months Ended March 31,
	2014			2013
	Total	Dilutive	Non- Dilutive	Total	Dilutive	Non- Dilutive
Options	16,918	12,464	4,454	18,475	10,477	7,998
Warrants	559	559	—	559	509	50
Deferred Stock	2,800	1,600	1,200	2,800	1,200	1,600
Preferred	—	—	—	144	—	144
Total CSEs	20,277	14,623	5,654	21,978	12,186	9,792
Shares Deemed Repurchased		(6,352)			(6,965)
Net Shares Deemed Issued		8,271			5,221
Basic Weighted Avg. Shares		22,005			20,296
Total Weighted Shares and CSEs		30,276			25,517

As of March 31, 2014, the Company had options, warrants and deferred shares outstanding entitling the holders thereof to purchase a total of approximately 20.3 million shares of common stock.

Stock-Based Awards

The Company accounts for stock-based compensation using a fair market value method. Most often, options are granted for the provision of future services, such as continued employment or, in the case of independent financial advisors, their affiliation with the Company. Consequently, the options typically provide for vesting over a period of years, with a certain percentage of the options vesting each year upon the anniversary date of the grant if the grantee is then still affiliated with the Company. Any unearned stock compensation is generally amortized over the period the underlying options are earned, which is typically the vesting period. The fair value of each option grant is estimated at the date of grant using the Black-Scholes option pricing model. The Black-Scholes model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. The amortization of earned stock expense related to issuances to employees is included in the accompanying condensed consolidated statements of income under the caption “Employee Compensation and Benefits”, while the amortization of earned stock expense related to issuances to non-employees is included under the caption “Other Operating Expenses.”

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
Quarter Ended March 31, 2014

NOTE 2 — STOCKHOLDERS’ EQUITY  – (continued)

The following schedule reflects activity resulting in changes to the number of CSEs outstanding during the three-month periods ended March 31, 2014 and 2013, respectively. The schedule also reflects earned stock expense during the three-month periods ended March 31, 2014 and 2013, respectively, related to the issuance of all CSEs, regardless of the time of issuance.

	For The Three Months Ended March 31,
	2014	2013(1)
Outstanding Options, Warrants and Deferred Stock Units
Total CSEs at the beginning of the quarter	20,350,431	21,507,488
Option grants – employees	—	546,000
Option grants – non-employees	—	15,426
Forfeited, expired or exercised – employees	(68,875)	(170,000)
Forfeited, expired or exercised – non-employees	(4,935)	(64,909)
Net activity for the period	(73,810)	326,517
Total Outstanding as of March 31,	20,276,621	21,834,005
Fair Market Value (Net)
Options issued – employees	$—	$130,870
Options issued – non-employees	—	2,772
	$—	$133,642
Earned Stock Expense
Earned stock expense, net – employees	$104,683	$178,657
Earned stock expense, net – non-employees	21,031	39,890
	$125,714	$218,547

(1)	For the three months ended March 31, 2013, approximately 144,000 CSEs related to the Series A Preferred Stock that were redeemed in November 2013 have been excluded from the total since their effect would have been anti-dilutive.

NOTE 3 — INCOME TAXES

For the three-month period ended March 31, 2014, the Company’s provision for income taxes reflects an estimated income tax accrual of $326,000 based on the Company’s estimated effective tax rate for the year ending December 31, 2014 and approximately $74,000 to adjust the estimated accrual at December 31, 2013 to actual based on the Company’s filed income tax returns for the year ended December 31, 2013. For the three-month period ended March 31, 2013, the Company’s provision for income taxes reflects an estimated income tax accrual of $651,270, based on the Company’s estimated effective tax rate for the year ended December 31, 2013. The Company’s income tax provision in any period will be affected by, among other things, permanent, as well as temporary differences in the deductibility of certain items, including stock-based compensation and the amortization of intangible assets. As a result, the Company may experience significant fluctuations in the effective book tax rate (that is, its current tax expense divided by pre-tax book income) from period to period.

SUMMIT FINANCIAL SERVICES GROUP, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
Quarter Ended March 31, 2014

NOTE 4 — NET CAPITAL REQUIREMENT

Summit Brokerage Services, Inc., the Company’s wholly-owned broker-dealer subsidiary (“Summit Brokerage” or “SBS”), is subject to the SEC Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At March 31, 2014, Summit Brokerage had net capital of approximately $5.2 million, which was approximately $4.7 million in excess of its SEC-required minimum net capital of $0.5 million. Under SEC Rule 15c3-1, Summit Brokerage’s aggregate indebtedness to net capital ratio was 1.42 to 1 at March 31, 2014. The amount of net capital during any period will fluctuate based on a number of factors, including the operating results for SBS. Net capital will also be impacted by contributions of capital to SBS from the Company, as well as distributions of capital from SBS to SFSG. During the three-month period ended March 31, 2014, SBS did not distribute any capital to SFSG. The Company did not make any distributions to SFSG during the three-month period ended March 31, 2014. During the three-month period ended March 31, 2013, SBS distributed $1,000,000 to SFSG.

NOTE 5 — CONTINGENCIES

The Company is, or may become, a party to legal proceedings relating to various claims and lawsuits arising in the normal course of business. Management has provided an accrual for estimated probable losses which could result from asserted matters. Management believes that, to the best of its knowledge, the range of potential net losses resulting from the currently asserted proceedings in excess of the accrued amount, if any, will not be material to the Company’s financial position or results of operations.

The Company, its board of directors, RCAP and Dolphin Acquisition, LLC (“Merger Sub”), a newly formed, wholly-owned subsidiary of RCS, are named as defendants in two purported class action lawsuits (now consolidated) brought by alleged Company shareholders challenging the Company’s proposed merger with RCAP. These shareholder lawsuits, Michael S. Hill v. Sanford B. Cohen, et al., filed on November 27, 2013, and Wohrle v. Summit Financial Services Group, Inc., et al., filed on December 12, 2013, were both filed in Palm Beach County, Florida, and generally allege, among other things, that: (i) each member of the Company’s board of directors breached his fiduciary duties to the Company and its shareholders in authorizing the merger between the Company and RCAP; (ii) the merger does not maximize value to the Company’s shareholders; and (iii) RCAP, Merger Sub and the Company aided and abetted the breaches of fiduciary duty allegedly committed by the members of the Company’s board of directors. On May 9, 2014, the plaintiff shareholders moved for leave to file an amended complaint under seal. The amended complaint asserts claims similar to those in the original complaint, adds allegations relating to the amended merger agreement, and also challenges the adequacy of the disclosures in the registration statement concerning the merger, the background of the proposed transaction, the opinion issued by Cassel Salpeter to the special committee and the Company’s financial projections. The consolidated lawsuits seek class-action certification, equitable relief, including an injunction against consummation of the merger on the agreed-upon terms, and damages.

Cetera Financial Holdings, Inc. and Subsidiaries

Consolidated Financial Statements as of and for the
Years Ended December 31, 2013 and 2012 and
Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors of Cetera Financial Holdings, Inc. and Subsidiaries

We have audited the accompanying consolidated financial statements of Cetera Financial Holdings, Inc. and its subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2013 and 2012, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cetera Financial Holdings, Inc. and its subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

February 27, 2014 except for Note 17, as to which the date is May 5, 2014

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
AS OF DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

	2013	2012
ASSETS
Cash and cash equivalents	$129,005	$136,221
Cash and securities segregated under federal and other regulations (securities with fair value of $6,998 in 2013 cash of $1,000 and securities with fair value of $4,998 in 2012)	6,998	5,998
Receivable from brokers, dealers, and clearing organizations	1,266	1,623
Receivable from customers	6,554	11,974
Securities owned – at fair value	1,355	4,150
Deferred compensation plan investments	76,298	53,770
Commissions receivable	50,605	36,982
Notes receivable, net allowance of $2,545 and $35 in 2013 and 2012, respectively	46,822	37,108
Fixed assets – net of accumulated depreciation of $16,301 and $11,533 in 2013 and 2012, respectively	16,350	12,537
Deferred income tax assets – net	38,505	27,889
Intangible assets – net of accumulated amortization of $33,201 and $19,981 in 2013 and 2012, respectively	76,545	67,371
Goodwill	19,424	16,037
Prepaid expenses	8,910	5,978
Other assets	32,202	28,295
TOTAL ASSETS	$510,839	$445,933
LIABILITIES, MEZZANINE EQUITY, AND STOCKHOLDERS' EQUITY
LIABILITIES:
Payable to customers	$11,407	$13,731
Payable to brokers, dealers, and clearing organizations	510	1,122
Deferred compensation plan accrued liabilities	75,456	54,062
Commissions payable	64,196	45,696
Accrued compensation	15,985	14,741
Accounts payable and accrued expenses	23,145	19,381
Other liabilities	21,873	20,335
Notes payable	208,688	117,000
Total liabilities	421,260	286,068
MEZZANINE EQUITY – Series A convertible preferred stock, $0.01 par value – authorized, 400,000 shares; issued, 386,197 and 384,924 shares; outstanding, 384,142 and 383,748 shares; inclusive of accrued dividend; liquidation preference of $27,247 and $50,659, respectively; net of cash dividend of $29,159 in 2013	40,305	53,972
STOCKHOLDERS' EQUITY:
Common stock, $0.01 par value – authorized, 2,000,000 shares; issued, 951,088 and 930,995 shares; outstanding 944,116 and 929,945 shares, respectively	9	9
Additional paid-in capital	48,353	96,610
Deferred share-based compensation	3,026	(506)
(Accumulated deficit)/retained earnings	(2,114)	9,780
Total stockholders' equity	49,274	105,893
TOTAL	$510,839	$445,933

See notes to consolidated financial statements.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(in thousands)

	2013	2012
REVENUES:
Commissions	$636,951	$496,843
Advisory fees and services	313,597	252,105
Asset based fees	34,035	33,378
Transaction and other fees	87,094	67,419
Total Revenues	1,071,677	849,745
EXPENSES:
Commissions	854,931	664,212
Employee compensation and benefits	91,273	79,522
Professional fees and outside services	15,287	10,375
Clearing and exchange fees	15,512	12,494
Depreciation and amortization	17,989	15,865
Technology costs	15,979	16,906
Occupancy and equipment	10,514	9,337
Promotional	10,604	8,533
Interest expense	11,886	6,876
Other expenses	9,456	7,374
Acquisition related costs	5,270	4,967
Separation costs	3,904	1,751
Change in contingent consideration	936	4,452
Total Operating Expense	1,063,541	842,664
Loss on extinguishment of debt	2,834	—
Total Expense	1,066,375	842,664
OPERATING INCOME BEFORE INCOME TAX EXPENSE	5,302	7,081
INCOME TAX EXPENSE	(2,184)	(2,288)
NET INCOME	$3,118	$4,793

See notes to consolidated financial statements.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(in thousands, except share amounts)

	Common Stock		Additional Paid-in Capital	Deferred Share-Based Compensation	Retained Earnings/ (Accumulated Deficit)	Total
	Shares	Amount
BALANCE – January 1, 2012	925,878	$9	$95,192	$(1,378)	$11,962	$105,785
Repurchase of common stock	(781)	—	(114)	—	—	(114)
Issuance of common stock	2,987	—	404	—	—	404
Common stock options exercised	1,861	—	189	—	—	189
Accrued dividend on convertible preferred stock	—	—	—	—	(4,774)	(4,774)
Beneficial conversion of preferred stock	—	—	—	—	(2,201)	(2,201)
Amortization of deferred share-based compensation	—	—	—	872	—	872
Share-based compensation expense	—	—	939	—	—	939
Net income	—	—	—	—	4,793	4,793
BALANCE – December 31, 2012	929,945	9	96,610	(506)	9,780	105,893
Repurchase of common stock	(5,922)	—	(342)	—	—	(342)
Issuance of common stock	3,079	—	516	—	—	516
Common stock options exercised	17,014	—	556	—	—	556
Accrued dividend on convertible preferred stock	—	—	—	—	(5,268)	(5,268)
Beneficial conversion of paid-in-kind dividend on preferred stock	—	—	—	—	(9,744)	(9,744)
Amortization of deferred share-based compensation	—	—	—	4,149	—	4,149
Dividends on common and restricted stock	—	—	(50,461)	(1,000)	—	(51,461)
Share-based compensation expense	—	—	1,248	—	—	1,248
Excess tax benefits from share-based compensation	—	—	226	383	—	609
Net income	—	—	—	—	3,118	3,118
BALANCE – December 31, 2013	944,116	$9	$48,353	$3,026	$(2,114)	$49,274

See notes to consolidated financial statements.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(in thousands)

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,118	$4,793
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of fixed assets	4,769	4,824
Amortization of intangible assets	13,220	11,030
Amortization of credit facility issuance costs	1,217	497
Loss on extinguishment of debt	2,834	—
Notes receivable amortization and allowance – net of accretion	9,887	3,132
Change in contingent consideration	936	4,212
Deferred income taxes	(7,187)	(657)
Share-based compensation expense	1,248	939
Amortization of deferred share-based compensation	4,149	872
Preferred stock interest expense	410	—
Changes in operating assets and liabilities:
Cash and securities segregated under federal and other regulations	(1,000)	(1,001)
Net receivable/payable from brokers, dealers, and clearing organizations	1,863	645
Net receivable/payable from customers	3,096	2,319
Net deferred compensation assets and liabilities	(751)	(277)
Securities owned	2,794	(734)
Notes receivable	(19,600)	(11,827)
Commissions receivable	(4,068)	28
Prepaid expenses	(2,931)	(2,015)
Other assets	2,225	(9,451)
Commissions payable	9,313	(2,871)
Accounts payable and accrued expenses	(3,625)	2,382
Accrued compensation	1,244	5,987
Other liabilities	(2,955)	3,086
Net cash provided by operating activities	20,206	15,913
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(8,303)	(2,240)
Acquisitions, net of existing cash balance	(18,778)	(74,383)
Net cash used in investing activities	(27,081)	(76,623)
CASH FLOWS FROM FINANCING ACTIVITIES:
Notes payable – issuance	210,000	135,000
Notes payable – retirement	(118,313)	(75,952)
Credit facility issuance costs	(8,437)	—
Common stock – issuance	1,072	584
Common stock – repurchase	(342)	(105)
Convertible preferred stock – issuance	208	167
Convertible preferred stock – repurchase	(145)	(40)
Dividends paid to investors – common stock	(50,461)	—

See notes to consolidated financial statements.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS – Continued
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(in thousands)

	2013	2012
Dividends paid to investors – preferred stock	(29,159)	—
Payment of contingent consideration	(5,373)	—
Share-based compensation income tax benefit	609	—
Net cash provided by (used in) financing activities	(341)	59,654
NET DECREASE IN CASH AND CASH EQUIVALENTS	(7,216)	(1,056)
CASH AND CASH EQUIVALENTS – Beginning of year	136,221	137,277
CASH AND CASH EQUIVALENTS – Ending of year	$129,005	$136,221
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$9,538	$6,379
Cash paid for income taxes	$10,083	$2,586
NONCASH INVESTING ACTIVITIES – Accrued dividend and beneficial conversion of paid-in-kind dividends on convertible preferred stock	$15,012	$6,975

See notes to consolidated financial statements.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

1.  NATURE OF BUSINESS AND OWNERSHIP

Cetera Financial Holdings, Inc., a Delaware holding corporation, together with its consolidated subsidiaries (collectively, the “Company” or “Holdings”) is a provider of technology, brokerage and investment advisory services supporting a broad range of independent financial advisers, registered investment advisors and financial institutions, throughout the United States of America. Through its proprietary technology, custody and clearing platforms, the Company provides access to diversified financial products and services enabling its customers to offer independent financial advice and investment services to retail investors.

Operations of Subsidiaries — The Company owns 100% of the issued and outstanding common stock of Cetera Financial Group, Inc. (“Group”). Group is the sole member of Cetera Advisor Networks LLC (“Networks”), Cetera Advisors LLC (“Advisors”), Cetera Financial Specialists LLC (“Specialists”), Cetera Investment Services LLC doing business as Cetera Financial Institutions (“Institutions”), Cetera Investment Advisers LLC (“Investment Advisers”), and Cetera Investment Management LLC (“Investment Management”). A centralized executive team, headquartered in El Segundo, California, manages Group. The majority stockholder of the Company is Lightyear Fund II, L.P. (“Lightyear”), which is managed by an affiliate of Lightyear Capital, LLC.

Networks, Advisors, Specialists, and Institutions are broker-dealers registered under the Securities Exchange Act of 1934, and members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Networks, Advisors, Institutions, Investment Advisers and Investment Management are registered as investment advisers under the Investment Advisers Act of 1940.

Networks, Advisors, and Specialists provide brokerage and insurance services to the public through national networks of registered representatives. Networks and Advisors are also registered investment advisors and provide investment advice and financial planning services to clients. Registered representatives of Specialists who provide investment advisory services to their clients are registered as investment adviser representatives of Investment Advisers. Networks, Advisors, and Specialists are fully disclosed introducing broker-dealers that clear all securities transactions through an unaffiliated clearing broker, (Pershing, LLC) and do not carry customer accounts.

Institutions provide brokerage, insurance, and investment advisory services to customers through networking agreements with financial institutions. Institutions are a self-clearing broker-dealer.

Investment Management provides institutional investment services to its affiliated companies that are registered as investment advisers.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation — The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require the Company to make estimates and assumptions regarding the valuation of certain financial instruments, intangible assets and goodwill, allowance for doubtful accounts, valuation of share-based compensation, contingent considerations, accruals for liabilities, income taxes, revenue and expense accruals, and other matters that affect the consolidated financial statements and related disclosures. Management believes that the estimates utilized in preparing its consolidated financial statements are reasonable. Actual results could differ from those estimates.

Consolidation — The consolidated financial statements include the accounts of Holdings and its subsidiaries. Intercompany transactions and balances have been eliminated.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

Cash and Cash Equivalents — Cash and cash equivalents are composed of interest and noninterest-bearing deposits and money market funds that meet the definition of a cash equivalent. Cash equivalents are highly liquid investments, with original maturities of less than 90 days that are not required to be segregated under federal or other regulations and there are no restrictions on the redemptions of money market funds.

Cash and Securities Segregated under Federal and Other Regulations — The Company segregates cash and securities pursuant to the requirements of Securities and Exchange Commission (“SEC”) Rule 15c3-3.

Receivable from Brokers, Dealers, and Clearing Organizations — Receivable from and payable to brokers, dealers, and clearing organizations are recorded at contract value and result from the Company’s normal brokerage activities.

Receivable from and Payable to Customers — Receivable from customers includes amounts due on cash and margin transactions. The Company extends credit to its customers to finance their purchases of securities on margin. Securities owned by customers are held as collateral for margin receivables. Such collateral is not reflected in the consolidated statements of financial condition. Payable to clients represents credit balances in customer accounts arising from deposits of funds, proceeds from sales of securities and dividend and interest payments received on securities held in customer accounts.

Securities Owned — Securities owned are stated at fair value with realized and unrealized gains and losses being recorded in transaction and other fees in the consolidated statements of income. Management determines fair value based on published market prices or quotes obtained from independent pricing services. Transactions are accounted for on a trade date basis. Dividend income is recorded when declared and interest income is recorded when earned.

Notes Receivable — The Company loans money to certain of its registered representatives under two types of promissory note agreements, which bear interest at various rates. Such agreements include forgivable promissory notes and payback promissory notes, which are described more fully in Note 4. In accordance with Accounting Standards Codification (“ASC”) 805 Business Combinations, all notes receivables are recorded at fair value as of the date of an acquisition (“Acquired Loans”). The Company applies the effective interest income method for the discount accretion. Management establishes an allowance that it believes is sufficient to cover any probable losses. When establishing this allowance, management considers a number of factors, including its ability to collect from the registered representative and the Company’s historical experience in collecting on such transactions.

Fixed Assets — Furniture, equipment, computers, purchased software, capitalized software, and leasehold improvements are recorded at historical cost, net of accumulated depreciation and amortization. Depreciation is recognized using the straight-line method over the estimated useful lives of the assets. Furniture, equipment, computers, and purchased software are depreciated over a period of three to seven years. Leasehold improvements are amortized over the lesser of their useful lives or the terms of the underlying leases. Management reviews fixed assets for impairment whenever events or changes in circumstances indicate the carrying amount of the assets may not be recoverable.

Software Development Costs — Software development costs are charged to operations as incurred. Software development costs include costs incurred in the development and enhancement of software used in connection with services provided by the Company that do not otherwise qualify for capitalization. The costs of internally developed software that qualify for capitalization are capitalized as fixed assets and subsequently amortized over the estimated useful life of the software, which is generally three to seven years. The costs of internally developed software are included in fixed assets at the point at which the conceptual formulation,

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

design and testing of possible software project alternatives are complete and management authorizes and commits to funding the project. The Company does not capitalize pilot projects and projects where it believes that the future economic benefits are less than probable.

Income Taxes — The Company and its subsidiaries file a consolidated tax return. The Company and its subsidiaries each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, the allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent of their losses.

Deferred income tax assets and liabilities result from temporary differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements that will result in taxable or deductible amounts in future years. The Company assesses the likelihood that the deferred tax assets will be realizable, and to the extent, it is more-likely-than-not that such deferred tax assets will not be realized a valuation allowance is established.

The Company has reviewed and evaluated the relevant technical merits of each of its tax positions in accordance with ASC 740, Accounting for Uncertainty in Income Taxes, and determined that there are no uncertain tax positions that would have a material impact on the consolidated financial statements of the Company. The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income taxes payable and income tax expense on the consolidated statements of financial condition and consolidated statements of income, respectively.

Acquisitions — When acquiring companies, the Company recognizes separately from goodwill the assets acquired and the liabilities assumed at their acquisition date fair values. When the acquisition includes contingent consideration, a discounted cash flow methodology is employed to determine the fair value of the contingent consideration at acquisition date. Goodwill as of the acquisition date is measured as the excess of consideration transferred over the net of the acquisition date fair values of the assets acquired and the liabilities assumed. While the Company uses its best estimates and assumptions as a part of the purchase price allocation process to accurately value assets acquired and liabilities assumed at the acquisition date, the Company's estimates are inherently uncertain and subject to refinement.

Intangible Assets and Goodwill — The Company classifies intangible assets into two categories: (1) intangible assets with definite lives subject to amortization, and (2) goodwill. The Company determines the useful lives of identifiable intangible assets after considering the specific facts and circumstances related to each intangible asset. Factors considered when determining useful lives include assessing the existing customers and the cash flows, terms of contractual agreements, the history of the asset, and the Company’s long-term strategy for the use of the asset. Intangible assets that are considered to have definite lives are amortized over their useful lives, generally ranging from 5 – 20 years. Management reviews intangible assets for impairment whenever indications of impairment exist. Impairment exists when the carrying amount of the intangible asset exceeds its implied fair value, resulting in an impairment charge for the excess.

Goodwill is not amortized, but is tested for impairment annually or more frequently if events or circumstances indicate that goodwill may be impaired. The Company uses a variety of methodologies in conducting impairment assessments including, but not limited to, discounted cash flow models, which are based on the assumptions the Company believes hypothetical marketplace participants would use. If the carrying amount exceeds the fair value, an impairment charge is recognized in an amount equal to the excess. No impairment occurred for the years ended December 31, 2013 and 2012.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

Classification and Valuation of Certain Investments — The classification of an investment determines its accounting treatment. The Company generally classifies its investments in debt and equity instruments (including mutual funds, annuities, corporate bonds, government bonds and municipal bonds) as trading securities. The Company has not classified any investments as available-for-sale. Investment classifications are subject to ongoing review and can change. Securities classified as trading are carried at fair value, while securities classified as held-to-maturity are carried at cost or amortized cost. The fair value of securities is determined by obtaining quoted market prices. Both unrealized and realized gains and losses on trading securities are recognized in other expense on a net basis in the consolidated statements of income.

Securities Owned and Securities Sold, But Not Yet Purchased — Securities owned and securities sold, but not yet purchased are reflected on a settlement-date basis at market value in other assets/liabilities with realized and unrealized gains and losses being recorded in other expense in the consolidated statements of income.

Debt Issuance Costs — Debt issuance costs have been capitalized and are being amortized as additional interest expense over the expected terms of the related debt agreements.

Other Assets — Other assets are primarily receivables from third parties as well as prepaid expenses.

Derivative Instruments and Hedging Activities — The Company from time to time uses interest rate cap agreements to hedge the variability on its floating rate senior secured term loan. The Company purchases interest rate caps and the counterparties to the agreements are required to pay the Company interest on a notional balance if interest rates exceed the contracted amount.

All derivatives are reported at their corresponding fair value in the Company’s consolidated statements of financial condition. The Company records the change in the derivatives fair value as additional interest income or expense in the consolidated statements of income.

Fair Value of Financial Instruments — Substantially, all of the Company’s financial instruments are carried at fair value. Receivables and payables including payback notes are carried at cost or cost plus accrued interest, which approximates fair value. Forgivable notes contain provisions for forgiveness of principal and accrued interest and have minimal cash inflows associated with them. As a result, the fair value of the forgivable notes is insignificant. The estimated fair value of the note payable is determined based upon the carrying value of the loan and anticipated revenue production for the applicable registered representative population.

Revenue Recognition:

Commissions — The Company records commissions received from securities transactions on a settlement-date basis, which is not materially different from the trade-date basis. Commissions generated from mutual funds, variable annuities, and insurance product purchases transacted directly with the product manufacturers, as well as mutual fund and annuity trailers are estimated for each accounting period. A substantial portion of commissions revenue is ultimately paid to the Company’s registered representatives. Such amounts are classified as commissions expense in the consolidated statements of income. Commissions payable related to these transactions are recorded based upon estimated payout ratios for each product as commission revenue is accrued.

Advisory Fees and Services — The Company provides investment advisory services to clients. Fees for the services are based on the value of the clients’ portfolios and are generally billed at the beginning of each quarter. These fees, and the related expenses, are recognized over the period earned. A substantial portion of advisory fees and services revenue is ultimately paid to the Company’s registered representatives. Such amounts are classified as commissions expense in the consolidated statements of income. The Company

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

records an estimate for commissions payable based upon estimated payout ratios for each product for which the Company has accrued advisory fees and services revenue.

Asset-Based Fees — Asset-based fees include amounts earned related to client sweep account investments, omnibus processing and networking services, and reimbursements and allowances from product providers related to the sale and custody of their products.

Transaction and Other Fees — The Company charges transaction fees for executing transactions on client accounts. Transaction-related charges are recognized on a settlement-date basis, which is not materially different from the trade-date basis. Other revenue includes fees charged to clients such as individual retirement account maintenance fees, margin interest, and confirmation fees, as well as fees charged to registered representatives for contracted services such as affiliation and transaction fees. These fees are recognized as earned.

Employee Compensation and Benefits — The Company records compensation and benefits for all wages, benefits, and related taxes as earned by its employees. Employee compensation includes benefits expense, recruiting and relocation cost, and fees earned by temporary employees and contractors who perform similar services to those performed by the Company’s employees.

Separation Costs — Separation costs represent acquisition related integration and transition expenses.

Stock-Based Compensation — Stock-based awards are measured based on the grant-date fair value of the award, using the Black-Scholes option pricing model (service condition options) or a lattice valuation model (performance condition options). Stock-based compensation expense for service condition options is recognized over the requisite service period and includes the Company’s estimate of expected forfeitures. Stock-based compensation expense for awards containing a performance condition is recognized based on the probable outcome of the performance condition at each reporting date. At the end of the contingency period, the total compensation cost recognized will be the grant-date fair value of all units that actually vest based on the outcome of the performance conditions.

Legal Reserves — The Company records reserves for legal proceedings in accounts payable and accrued expenses in the consolidated statements of financial condition. The determination of these reserve amounts requires significant judgment on the part of management. Management considers many factors including, but not limited to, future legal expenses, the amount of the claim, the amount of the loss in the client’s account, the basis and validity of the claim, the possibility of liability on the part of a registered representative, likely insurance coverage, previous results in similar cases, legal precedents and case law. Each legal proceeding is reviewed with counsel in each accounting period and the reserve is adjusted as deemed appropriate by management. Any change in the reserve amount is recorded as other expense in the consolidated statements of income.

Recent Accounting Pronouncements — In February 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-02, Comprehensive Income (Topic 220) — Clarifying Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which updates disclosure requirements to improve the reporting of reclassifications out of accumulated other comprehensive income. The amendments in this update are effective prospectively for reporting periods beginning after December 15, 2013 for nonpublic entities. This update is only disclosure related and has no impact on the Company's results of operations, financial condition or cash flows.

In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which amends U.S. GAAP to conform it with fair value measurement and disclose requirements in International Financial Reporting Standards. The

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

amendments in ASU No. 2011-04 are effective for interim and annual periods beginning after December 15, 2011. The adoption of ASU No. 2011-04 in 2012 did not have a material effect on the Company’s operations or financial reporting.

3.  ACQUISITIONS

2013 Acquisition

Tower Square Securities, Inc. (TSS) and Walnut Street Securities, Inc. (WSS)

On August 30, 2013, the Company acquired all of the outstanding common stock of Tower Square Securities, Inc. and Walnut Street Securities, Inc. (collectively, “TSS/WSS”) for an aggregate purchase price of $37,636. TSS/WSS provides brokerage, investment advisory and planning services, and insurance services to the general public. The acquisition complements the Company's existing capabilities and offers an extension of the Company's existing services. Goodwill resulting from this business combination is largely attributable to the existing workforce of TSS/WSS and synergies expected to arise after the Company’s acquisition of TSS/WSS. The Goodwill of $3,387 is deductible for income tax purposes.

The Company paid $25,811 at the closing of the transaction, and may be obligated to pay additional cash consideration to the former shareholder contingent upon the retention of registered representatives in the first eight months following the transaction. The Company estimated the future payment of contingent consideration and fair value of the contingent consideration at the close of the transaction. The Company evaluates the actual retention of registered representatives quarterly and adjusts the estimated fair value of the contingent consideration based on the probability of achievement, with any changes in fair value recognized in earnings.

At the close of the transaction, the Company estimated the amount of future payment of contingent consideration to be $11,825. Based on the quarterly evaluations, additional contingent consideration of $695 has been included in the December 31, 2013 consolidated statements of income. Total contingent consideration of $12,520 at December 31, 2013 is included in accounts payable and accrued expenses in the consolidated statements of financial condition. The Company incurred transaction costs associated with its acquisition of TSS/WSS of $4,017 during the year ended December 31, 2013 that are included in acquisition related costs and separation costs in the consolidated statements of income.

In connection with the transactions, the Company performed a valuation of intangible assets in accordance with ASC 805, Business Combinations, and ASC 820, Fair Value Measurements and Disclosures. The valuation resulted in the allocation of the purchase price as included in the schedule below (in thousands):

TSS/WSS
Net working capital, includes cash of $7,033	$8,146
Deferred tax asset	3,430
Proprietary technology	279
Intangible assets:
Advisor relationships	22,212
Non-competition agreement	126
Non-solicitation agreement	56
Goodwill	3,387
Total assets acquired	$37,636
Cash payment	$25,811
Contingent consideration	11,825
Total purchase price	$37,636

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

3.  ACQUISITIONS  – (continued)

The Company allocated a portion of the purchase price to specific amortizable intangible asset categories as follows (in thousands):

	Amount Assigned	Amortization Period
Advisor relationships	$22,212	8 years
Non-competition agreement	126	3 years
Non-solicitation agreement	56	2 years
Total intangible assets	$22,394

2012 Acquisitions

Genworth Financial Investment Services, Inc.

On April 2, 2012, the Company acquired all of the outstanding common stock of Genworth Financial Investment Services, Inc. and its wholly owned subsidiaries Genworth Financial Securities Corporation, and Genworth Financial Advisers Corporation (collectively, “Genworth”) for an aggregate purchase price of $84,010. Genworth provides brokerage, investment advisory and planning services, and insurance services to the public through a network of accounting professionals. The acquisition complements the Company's existing capabilities and offers an extension of the Company's existing services. Goodwill resulting from this business combination is largely attributable to the existing workforce of Genworth and synergies expected to arise after the Company’s acquisition of Genworth.

The Company paid $78,500 at the closing of the transaction, and may be obligated to pay additional cash consideration to the former shareholder contingent upon the achievement of certain financial targets during the first two years following the transaction. The Company estimated the future payment of contingent consideration and fair value of the contingent consideration at the close of the transaction. A discounted cash flow methodology was used to determine the contingent consideration based on financial forecasts determined by management that included assumptions about growth in assets under management, earnings, financial advisor retention and discount rates. The financial targets are sensitive to financial adviser retention, market fluctuations and the ability of financial advisors to grow their business. The Company evaluates the actual progress toward achieving the financial targets quarterly and adjusts the estimated fair value of the contingent consideration based on the probability of achievement, with any changes in fair value recognized in earnings.

At the close of the transaction, the Company estimated the amount of future payment of contingent consideration to be $5,268. Based on the quarterly evaluations, a reduction to contingent consideration of $385 and additional contingent consideration of $4,212 has been included in the December 31, 2013 and 2012 consolidated statements of income, respectively. Total contingent consideration of $0 and $9,480 at December 31, 2013 and 2012, respectively is included in accounts payable and accrued expenses in the consolidated statements of financial condition. At the close of the transaction, the maximum amount of contingent consideration was $25,500. The Company paid Genworth $9,095 in 2013 to settle the first-year contingent payment obligation. The Company incurred transaction costs associated with its acquisition of Genworth of $532 during the year ended December 31, 2012 that are included in acquisition related costs and separation costs in the consolidated statements of income.

Other transactions

During 2012, the Company was involved in other transactions based on the production of financial advisors. The Company incurred transaction costs of $859 in connection with these transactions during the year ended December 31, 2012 that are included in acquisition and acquisition related costs in the December 31, 2012 consolidated statements of income.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

3.  ACQUISITIONS  – (continued)

In connection with the transactions, the Company performed a valuation of intangible assets in accordance with ASC 805, Business Combinations, and ASC 820, Fair Value Measurements and Disclosures. The valuation resulted in the allocation of the purchase price as included in the schedule below (in thousands):

	Genworth	Other
Net working capital, includes cash of $4,359	$12,782	$—
Depreciable fixed assets	1,169	—
Other long-term assets	2,149	—
Intangible assets:
Advisor relationships	51,043	8,727
Non-competition agreement	830	—
Goodwill	16,037	—
Total assets acquired	$84,010	$8,727
Cash payment	$78,742	$8,423
Contingent consideration	5,268	304
Total purchase price	$84,010	$8,727

The Company allocated a portion of the purchase price to specific amortizable intangible asset categories as follows (in thousands):

	Amount Assigned	Weighted Average Amortization Period
Advisor relationships	$59,770	9 years
Non-competition agreement	830	2 years
Total intangible assets	$60,600

4.  CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

Financing receivables with terms greater than one year generally arise from loans to registered representatives under promissory note agreements. The Company loans money to certain of its registered representatives under two types of agreements. One such agreement is a payback promissory note and the other is a forgivable promissory note. The payback notes are due at various maturity dates, and bear interest at various rates. The forgivable notes contain provisions for forgiveness of principal and accrued interest if the registered representative meets specified revenue production levels. The forgiveness determination is made at specified intervals that coincide with scheduled principal and interest payments. The Company amortizes the principal balance of the forgivable notes along with accrued interest as commission expense ratably over the contractual term of the notes. In the event the registered representative does not meet the specified production level, the scheduled principal and interest are due. The Company intends to hold the notes for the term of the agreement.

The Company monitors its outstanding notes on a monthly basis to identify potential credit loss and impairment. Notes receivable are considered impaired when, based upon current information and events, management estimates it is probable that the Company will be unable to collect amounts due according to the terms of the promissory note. Criteria used to determine if impairment exists include, but are not limited to: historical payment and collection experience of the individual loan, historical production levels, event of default on the loan, status of the representative’s selling contract with the Company, and, or any regulatory or legal action related to the representative. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

4.  CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES – (continued)

The Company’s outstanding financing receivables as of December 31, 2013 and 2012, are as follows (in thousands):

	2013			2012
	Acquired Loans	Originated Loans	Total	Acquired Loans	Originated Loans	Total
Beginning balance	$1,883	$35,225	$37,108	$3,904	$24,447	$28,351
New loans	—	24,914	24,914	—	20,329	20,329
Acquired loans	146	—	146	66	—	66
Paydowns	(694)	(7,950)	(8,644)	(7,942)	(3,729)	(11,671)
Forgiveness	(3,586)	(5,253)	(8,839)	—	(5,787)	(5,787)
Accretion	4,682	—	4,682	5,855	—	5,855
Allowance	(1,833)	(712)	(2,545)	—	(35)	(35)
Ending balance*	$598	$46,224	$46,822	$1,883	$35,225	$37,108

*	The balance for the outstanding financing receivables consist of total loans of $52,900 and $47,869 for the years ended December 31, 2013 and 2012, respectively, before the fair value adjustments for the acquired loans.

The following schedule reflects the Company’s activity in providing for an allowance for uncollectible amounts due from registered reps for the years ended December 31, 2013 and 2012 (in thousands):

	2013			2012
	Acquired Loans	Originated Loans	Total	Acquired Loans	Originated Loans	Total
Beginning balance	$—	$35	$35	$—	$—	$—
Provision for bad debt	1,841	693	2,534	—	35	35
Charge offs – net of recoveries	(8)	(16)	(24)	—	—	—
Ending balance	$1,833	$712	$2,545	$—	$35	$35

Of the balance of financing receivables as of December 31, 2013 and 2012, $8,383 and $16,105 were forgivable loans and $38,439 and $21,003 were payback loans, respectively.

Financing receivables arising from the extension of credit to customers for purchases of securities (margin loans) are fully collateralized by marketable securities, are due on demand, and accrue interest at daily rates. The initial extension of credit is made in accordance with the requirements of Regulation T, and the continued extension of credit is subject to self-regulatory organization as well as Company determined collateral levels.

The Company’s outstanding margin loans are monitored on a daily basis to identify potential credit loss and impairment. Loans are considered to be impaired when based upon current information and events management estimates it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan. Criteria used to determine if impairment exists include, but are not limited to: the value of securities collateralizing the loan, historical payment of margin calls of the individual loan, and/or an event of default. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

4.  CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES – (continued)

For margin loans that are deemed impaired, a loan loss reserve is established for the difference between the carrying amount, and the expected recovery. Changes in the loan loss reserve are recorded in allowance for doubtful accounts.

The Company had $6,161 and $10,700 of outstanding margin loans receivable from customers as of December 31, 2013 and 2012, respectively, with no associated loan loss reserve based on management’s assessment of probability and timing of borrower default and loss severity estimates. The Company does not have any impaired margin loan receivables as of December 31, 2013 and 2012.

The Company does not have off-balance sheet credit exposure because of these financing receivables.

5.  FIXED ASSETS

Fixed assets as of December 31, 2013 and 2012 consisted of the following (in thousands):

	2013	2012
Fixed Assets:
Office furniture and equipment	$4,519	$4,141
Computer software and hardware	25,470	17,731
Leasehold improvements	2,662	2,198
Total fixed assets	32,651	24,070
Accumulated depreciation and amortization	(16,301)	(11,533)
Fixed assets – net	$16,350	$12,537

6.  INTANGIBLE ASSETS AND GOODWILL

The Company initially recorded intangible assets because of the purchase of the Company’s broker-dealers in prior periods. Intangible assets increased in 2013 with the Company’s acquisition of TSS/WSS. Intangible assets with definite lives subject to amortization and goodwill at December 31, 2013 and 2012 are as follows (in thousands):

	2013	2012
Balance at January 1	$87,352	$26,752
Additions:
Intangible assets – advisor relationships	22,212	59,770
Intangible assets – non-compete agreements	126	830
Intangible assets – non-solicitation agreements	56	—
Accumulated amortization	(33,201)	(19,981)
Intangible assets subject to amortization – net, at December 31	$76,545	$67,371

Goodwill	2013	2012
Balance at January 1	$16,037	$—
Goodwill – Genworth	—	16,037
Goodwill – TSS/WSS	3,387	—
Balance at December 31	$19,424	$16,037

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

6.  INTANGIBLE ASSETS AND GOODWILL – (continued)

Total amortization expenses of intangible assets were $13,220 and $11,030 for the year ended December 31, 2013 and 2012, respectively. Amortization expense for each of the years ending December 31, 2014 through 2018 and thereafter is estimated as follows (in thousands):

Estimated amortization expense for the years ending:
2014	$13,832
2015	12,925
2016	10,077
2017	9,768
2018	9,718
Thereafter (for period 2019 – 2032)	20,225
Total	$76,545

7.  INCOME TAXES

Income tax expense for the years ended December 31, 2013 and 2012, consists of the following (in thousands):

	2013	2012
Current:
Federal	$7,545	$2,613
State	1,217	332
	8,762	2,945
Deferred:
Federal	(5,380)	(285)
State	(1,198)	(372)
	(6,578)	(657)
Total	$2,184	$2,288

The principal items accounting for the differences in income taxes computed at the federal statutory rate of 35% and the effective income tax rate comprise the following (in thousands):

	2013		2012
Taxes computed at statutory rate	$1,856	35.0%	$2,478	35.0%
State taxes – net of federal benefit	—	—	(26)	(0.4)
Meals & entertainment	162	3.1	—	—
Acquisition costs	154	2.9	—	—
Other	12	0.2	(164)	(2.3)
Income tax expense	$2,184	41.2%	$2,288	32.3%

The Company accounts for income taxes using the asset and liability method of accounting for income taxes under U.S. GAAP. Thus, deferred income tax assets and liabilities are established for the “temporary differences” between amounts of assets and liabilities for reporting purposes and such amounts measured by tax laws and regulations.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

7.  INCOME TAXES – (continued)

Significant components of the Company’s deferred tax assets and liabilities at December 31, 2013 and 2012, are as follows (in thousands):

	2013	2012
Deferred tax assets:
Deferred compensation liability	$29,386	$20,746
Notes receivable – forgivable	4,286	4,115
Restricted stock awards	3,368	—
Change in contingent consideration	1,927	1,605
Net operating loss carryforward (from TSS/WSS acquisition)	1,287	—
Fair value adjustment – notes	1,253	4,135
Deferred income	1,203	1,334
Rent rebate	1,153	1,177
Goodwill/intangible amortization	523	2,364
Other	3,747	3,667
Total deferred tax assets	48,133	39,143
Deferred tax liabilities:
Deferred compensation asset – unrealized gain	6,041	1,767
State income taxes	1,861	1,257
Depreciation	1,041	2,409
Customer relationships	—	5,429
Other	685	392
Total deferred tax liabilities	9,628	11,254
Deferred income tax assets – net	$38,505	$27,889

The Company has not established a valuation allowance against the net deferred tax assets as it has been determined that it is more likely than not that the assets will be realized.

As of the years ended December 31, 2013 and 2012, the Company did not have liabilities for any unrecognized tax benefits nor did it recognize any interest and penalties related to unrecognized tax benefits. The Company may be subject to examination, within the statute of limitations, by the U.S. federal tax authorities for any of the tax returns filed in the prior three years and by state tax authorities for any of the prior four years (relating to separate state returns filed by the Company’s subsidiaries).

8.  INDEBTEDNESS

2012 Credit Agreement — The Company entered into a credit agreement (the “2012 Credit Agreement”) on June 22, 2012 that provided for a $120 million term loan. The 2012 Credit Agreement was secured by a blanket lien on all Company assets. Debt issuance costs incurred in connection with the 2012 Credit Agreement of $3.2 million were capitalized and were included in other assets in the December 31, 2012 consolidated statement of financial condition. These costs were being amortized over the five year life of the 2012 Credit Agreement on a straight line basis. Amortization of these costs included in the December 31, 2013 and 2012 consolidated statement of income included as interest expenses were $570 and $497, respectively.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

8.  INDEBTEDNESS  – (continued)

Early Extinguishment of Debt — On August 7, 2013, the Company entered into a new credit agreement (the “2013 Credit Agreement”) and concurrently extinguished the outstanding debt (the “2012 Credit Agreement”) which it entered into on June 22, 2012. The Company incurred a loss of $2,834 on the early extinguishment of debt.

Senior Secured Credit Facility — The 2013 Credit Agreement provided for a $210 million term loan, a $25 million revolving line of credit facility, and subject to an aggregate limit of the revolving credit facility, $5 million letter of credit commitment. The senior secured credit facility is secured by a blanket lien on all Company assets. Debt issuance costs incurred in connection with the 2013 Credit Agreement of $8,438 are capitalized and included in other assets in the December 31, 2013 consolidated statements of financial condition. These costs are being amortized over the six year life of the 2013 Credit Agreement on a level yield basis. Amortization of these costs included in the December 31, 2013 consolidated statements of income included as interest expense was $616. The proceeds of the term loan made under the 2013 Credit Agreement may be used for general corporate purposes, including to finance the Special Dividend and to finance acquisitions.

The 2013 Credit Agreement contains customary affirmative and negative covenants, including covenants that limit or restrict the Company and its subsidiaries’ ability to, among other things, incur indebtedness, grant liens, merge or consolidate, dispose of assets, pay dividends or make distributions, make investments, make acquisitions, prepay certain indebtedness, enter into certain transactions with affiliates, enter into sale and leaseback transactions, enter into swap agreements, and enter into restrictive agreements, in each case subject to customary exceptions for a credit facility of this size and type. As of December 31, 2013, the Company was in compliance with all associated covenants.

2013 Credit Agreement — The initial principal amount of the term loan was $210 million, with a six year term and quarterly installment payments. Principal repayments for the year ended 2013 were $1.3 million. The remaining annual scheduled principal repayments for the remaining term are as follows (in thousands):

Scheduled principal repayments
2014	$5,250
2015	5,250
2016	4,725
2017	8,925
2018	13,125
2019	171,413
Total	$208,688

The Company is obligated to prepay the outstanding term loan in an aggregate principal amount equal to 50% of excess cash flow with certain adjustments for the fiscal year then ended (the “Excess Cash Flow Sweep”). The Company is required to pay the Excess Cash Flow Sweep no later than 100 days after the end of each fiscal year of the Company commencing with the fiscal year ending on December 31, 2014.

The Company may voluntarily prepay any portion of the term loan without premium or penalty as long as the prepayment is not a repricing transaction. If the voluntary prepayment is considered a repricing transaction then the Company shall pay a 2% premium before the first anniversary date and a 1% premium before second anniversary.

Borrowings under the Company's senior secured credit facilities that are Base Rate Loans bear interest at (a) a base rate equal to the greater of (i) the “Prime Rate”, (ii) the Federal Funds Rate plus 0.5%; and

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

8.  INDEBTEDNESS  – (continued)

(iii) one-month adjusted LIBOR plus 1.00% plus (b) the applicable margin. Borrowings that are LIBOR Loans bear interest at an adjusted LIBOR rate plus the applicable margin.

The applicable margin for borrowings with respect to the Credit Agreement executed on August 7, 2013 is currently 4.50% for base rate borrowings and 5.50% for LIBOR borrowings. The LIBOR rate shall in no event be less than 1.00%. Interest expense incurred on the 2013 Credit Agreement and 2012 Credit Agreement included in the December 31, 2013 consolidated statements of income was $5.5 million and $5.9 million, respectively.

Revolving Credit Facility — The revolving credit facility requires a commitment fee of 0.50%. There were no draws on the credit facility during the year ended December 31, 2013, and no outstanding balance at December 31, 2013.

Letter of Credit — There were no outstanding letters of credit during the year ended December 31, 2013.

9.  COMMITMENTS AND CONTINGENCIES

The Company is party to a number of claims, lawsuits, and arbitrations arising in the course of its normal business activities. While it is not possible to forecast the outcome of such lawsuits and arbitrations, in light of the existing insurance and established reserves, it is the opinion of management that the disposition of such lawsuits and arbitrations will not have a materially adverse effect on the Company’s consolidated operations or financial position or cash flows.

Leases — The Company is obligated under various operating leases requiring minimum annual rentals. The Company has leases pursuant to agreements expiring in various years through 2022. The leases require payments of the Company’s pro-rata share of common area expenses and taxes.

The following is a schedule of minimum future rental payments required under operating leases for office space and equipment that have non-cancellable lease terms in excess of one year (in thousands):

Years ending December 31
2014	$3,625
2015	3,695
2016	3,682
2017	3,527
2018	2,863
Thereafter (for period 2019 – 2021)	6,628
$24,020

Rent expense under the above operating leases for the years ended December 31, 2013 and 2012, were $4.3 million and $3.8 million, respectively.

Other Contingencies — Management has reviewed the indemnification provisions of its material contracts. In the normal course of its business, the Company enters into contracts in which it makes representations and warranties as well as standard “hold harmless” indemnifications to counterparties. Included among these are certain real estate leases under which the Company may be required to indemnify property owners for claims arising from the Company’s use of the applicable premises. The obligation amounts of these types of agreements are not explicitly stated; therefore, the overall maximum amount of the obligations cannot be reasonably estimated. However, management believes that it is unlikely that the Company will have to make material payments under these agreements, and no liabilities related to these agreements have been recognized in the Company’s consolidated financial statements.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

10. CAPITAL STRUCTURE

The following is a summary of the Company’s common and preferred stock, along with the rights and restrictions on each:

Under the Company’s certificate of incorporation, the Company has the authority to issue up to 2,400,000 shares of capital stock, of which 2,000,000 shares will be designated as common stock, par value $0.01 per share and 400,000 shares will be designated as preferred stock, par value $0.01 per share. As of December 31, 2013 and 2012, 944,116 and 929,945 shares of common stock and 384,142 and 383,748 shares of Series A convertible participating preferred stock were outstanding, held by 123 holders, respectively. In addition, 18,521 shares of restricted common stock were outstanding and held by 22 registered representatives, as of December 31, 2013 and 2012.

Holders of the Company’s common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. An election of directors by the Company’s stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election. Holders of common stock are entitled to receive proportionately any dividends as may be declared by the Company’s board of directors, subject to any preferential dividend rights of any series of preferred stock that is outstanding at the time of the dividend.

In the event of the Company’s liquidation or dissolution, the holders of common stock are entitled to receive proportionately the Company’s net assets available for distribution to stockholders after payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. All shares of common stock will, when issued, be duly authorized, fully paid, and nonassessable.

Restricted common stockholders are entitled to all rights of a common stockholder including the payment of dividends. The Company’s restricted stock vests on the seventh anniversary of the grant date or immediately prior to the occurrence of a liquidity event change of control.

Series A convertible participating preferred stockholders are entitled to vote as a single class with the holders of common stock on an as-converted basis. Series A convertible participating preferred stockholders earn cumulative quarterly dividends at the annual rate of 10% per share of the share price, plus the amount of all accrued and unpaid regular dividends per annum. The quarterly dividend is recorded as paid-in-kind resulting in a beneficial conversion of the preferred stock. Regular dividends not declared and paid in cash when due will be added to, and increase the liquidation preference of the underlying Series A convertible participating preferred stock by a corresponding amount. If the board of directors declares a dividend or other distribution payable with regard to the Company’s common stock, the holders of the outstanding shares of Series A convertible participating preferred stock will be entitled to the amount of dividends as would be payable in respect of the number of shares of common stock into which the shares of Series A convertible participating preferred stock would convert to. The liquidation preference of each share of Series A convertible participating preferred stock is equal to $100, plus the amount of all accrued and unpaid regular dividends. Each holder of shares of Series A convertible participating preferred stock is entitled at any time to convert all or any shares of Series A convertible participating preferred stock into fully paid and nonassessable shares of common stock. At any time, the holders of 50% or more of the outstanding shares of Series A convertible participating preferred stock may elect, by delivering an irrevocable written notice to the Company, to have the Company redeem or repurchase all, but not less than all, of the Series A convertible participating preferred stock held by such holder at a price per share of equal to the liquidation preference, plus all accrued and unpaid dividends through the date of such redemption. If no election or event occurs, the Series A convertible participating preferred stock is mandatorily redeemable on the 20-year anniversary of the initial issuance date, when the Company shall redeem each outstanding share of Series A convertible

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

10. CAPITAL STRUCTURE  – (continued)

participating preferred stock for cash consideration equal to the redemption price. The Series A convertible participating preferred stock is classified as mezzanine equity on the consolidated statements of financial condition.

The Company does not pay cash dividends at the quarterly dividend payment date and as a result, the liquidation preference of the Series A convertible participating preferred stock is increased by an amount equal to the fair value of the accrued dividends. Accrued dividends on Series A convertible participating preferred stock is reflected as a decrease to retained earnings on the consolidated statements of changes in stockholders’ equity, and an increase to Series A convertible preferred stock on the consolidated statements of financial condition. The beneficial conversion on the accrued dividends on Series A convertible participating preferred stock is reflected as a decrease to retained earnings on the consolidated statements of stockholders’ equity and an increase to Series A convertible preferred stock on the consolidated statements of financial condition.

The table below shows the roll-forward of the Series A convertible participating preferred stock for the years ended December 31, 2013 and 2012.

	Shares	Balance
Balance at 12/31/11	382,807	$46,870
Convertible preferred stock issuance	1,235	167
Convertible preferred stock repurchases	(294)	(40)
Acrued paid-in-kind dividends		4,774
Beneficial conversion		2,201
Balance at 12/31/12	383,748	$53,972
Convertible preferred stock issuance	1,273	215
Convertible preferred stock repurchases	(879)	(145)
Accrued paid-in-kind dividends		5,268
Beneficial conversion		10,154
Dividend paid		(29,159)
Balance at 12/31/13	384,142	$40,305

Special Dividend — On August 8, 2013, the Company’s Board of Directors declared a one-time special cash dividend (the “Special Dividend”) of $54 per share payable on all classes of common and preferred shareholders. Based on the 1,492,970 shares of common and preferred shares on an as converted basis on the dividend record date, the dividend totaled $80.6 million. Of this amount, $79.6 million was settled in cash and $1.0 million was accrued as a liability on the accompanying consolidated statements of financial position at December 31, 2013. $50.4 million was paid to common shareholders and $29.2 million was paid to preferred shareholders. The $1.0 million dividend accrued as a liability is related to the outstanding restricted common stock, the accrued dividend will be paid when the restricted common shares vest. The dividend reduced additional paid-in capital as the Company did not have retained earnings. With the exception of the Special Dividend, Cetera has not historically declared any cash dividends, and currently has no plans to pay cash dividends in the future.

The Company financed the Special Dividend with borrowings on the 2013 Credit Agreement. Refer to Note 8, “Indebtedness” for additional information about the 2013 Credit Agreement.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

11. SHARE-BASED COMPENSATION

On January 28, 2010, the Company adopted the Stock Incentive Plan of Cetera Financial Holdings (the “Plan”), as a means of providing additional incentives to employees, registered representatives, and nonemployee directors of the Company and its subsidiaries. The Company may grant or sell awards of common stock, restricted shares of common stock, or other awards that may be valued in whole, or part, referenced to the fair value of shares of common stock. Additionally, the Company may grant or sell shares of preferred stock under the Plan.

Awards that are forfeited, terminated, canceled, expire unexercised, withheld to satisfy tax withholding obligations, or are repurchased by the Company immediately become available for new awards under the Plan.

Time Options — During the years ended December 31, 2013 and 2012, the Company granted 22,103 and 12,400 time options, respectively, which become exercisable in five equal and cumulative installments provided that the grantee remains continuously employed in active service by the Company. At December 31, 2013 and 2012, there were 55,958 and 57,116 of unvested time options outstanding, respectively.

The weighted-average assumptions used for purposes of determining the grant-date fair value of time options granted during the years ended December 31, 2013 and 2012, are summarized as follows:

	2013	2012
Risk-free interest rate	1.55%	1.52%
Expected life (in years)	7.0	7.0
Dividend yield	—%	—%
Historical volatility	52.0%	53.0%

The risk-free interest rate utilized is based on the U.S. Treasury rate, corresponding with a similar term as the expected term of the stock option granted. As the Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term, the Company utilizes the simplified method. Since the Company does not currently anticipate declaring cash dividends, the dividend yield assumption was zero. Since the Company is unable to obtain sufficient historical information about past volatility, expected volatility is based on peer group historical volatility using companies with operations similar to those in which the Company operates.

Return Options — During the years ended December 31, 2013 and 2012, the Company granted 22,103 and 9,900 return options, respectively, which become vested and exercisable pro-ratably at such time Lightyear and its affiliates sells a percentage of the aggregate investment and realizes liquidity in a combination of cash and liquid securities provided that the grantee remains continuously employed in active service by the Company. Liquidity is defined as a return that represents a certain multiple on the shares sold, plus a specified internal rate of return. At December 31, 2013 and 2012, there were 79,212 and 72,919 of unvested return options outstanding, respectively. Stock-based compensation expense for these performance condition awards is recognized based on the probable outcome of the performance condition at each reporting date. As of December 31, 2013 and 2012, management determined that the achievement of the performance condition was not considered probable. As a result, no compensation cost has been recognized on the return options.

In determining the grant-date fair value of return options, the Company utilized weighted-average assumptions consistent with those applied in determining the grant-date fair value of time options. Additionally, the Company’s uses a lattice valuation model, which simulates random future price movements, for purposes of determining the grant-date fair value.

The table summarizes the activity related to both time options and return options for the years ended December 31, 2013 and 2012, as follows:

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

11. SHARE-BASED COMPENSATION  – (continued)

	2013		2012
	Shares	Weighted Average Strike Price	Shares	Weighted Average Strike Price
Outstanding – beginning of year	153,201	$58.40	134,437	$108.79
Granted	44,206	135.59	22,300	133.77
Exercised	(17,012)	58.18	(1,861)	100.81
Forfeited	(22,535)	51.21	(1,675)	120.00
Cancelled	—	—	—	—
Outstanding – end of year	157,860	$81.07	153,201	$112.40
Exercisable – end of year	22,690		23,166

Total stock-based compensation expenses were $1.2 million and $0.9 million for the years ended December 31, 2013 and 2012, respectively.

At December 31, 2013 and 2012, unrecognized stock-based compensation expenses were $5.4 million and $3.2 million, respectively.

At December 31, 2013 and 2012, there were 157,860 and 153,201 shares outstanding, with a weighted-average exercise price and remaining contractual maturity of $81.07 and $112.40, and 7.62 and 7.89 years, respectively. During the years ended December 31, 2013 and 2012 the Company received proceeds from stock options exercised of $899 and $179, respectively.

Stock Grants — The Company accounts for restricted stock awards by measuring such awards at their measurement date fair value. Share-based compensation is recognized ratably over the requisite service period, which generally equals the vesting period. The Company recognized $4.1 and $0.9 million of share-based compensation related to the vesting of restricted stock awards for the years ended December 31, 2013 and 2012, respectively, which is included in commission expense on the consolidated statements of income. As of December 31, 2013 and 2012, total unrecognized compensation costs were $4.7 million and $2.1 million, which are expected to be recognized over a weighted-average remaining period of 3.20 years and 4.20 years, respectively.

Vesting of the time options, return options and restricted stock will be accelerated upon closing of the transaction discussed in note 17.

12. EMPLOYEE AND REGISTERED REPRESENTATIVE BENEFITS

401(k) and Health and Welfare Benefit Plan for Employees — The employees of the Company are covered by a 401(k) plan and a health and welfare defined contribution plan. The plans are defined contribution plans and have various eligibility standards, vesting requirements, and guidelines for matching. 401(k) and Health and Welfare Benefit Plan expenses incurred by the Company, included in employee compensation and benefits within the consolidated statements of income were $7.3 million and $6.8 million for the years ended December 31, 2013 and 2012, respectively.

Deferred Compensation Plans for Registered Representatives — The Company maintains deferred compensation plans (the “Plans”) for registered representatives as part of its retention strategy. Under the Plans, if certain eligibility requirements are met, a participant may defer a portion of their income, primarily commission and fee earnings. Participants may elect to have all or a portion of their deferred compensation account indexed to rates of return on a variety of investment options, including a fixed rate option. The Company credits earnings to these participants’ accounts based upon the actual rate of return on the underlying investment index choice. Such amounts are included in the Company’s 2013 and 2012 consolidated

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

12. EMPLOYEE AND REGISTERED REPRESENTATIVE BENEFITS  – (continued)

results of operations. For the years ended December 31, 2013 and 2012, the accrued liabilities increased by $10.8 million and $6.2 million, resulting in a corresponding expenses of $10.8 million and $6.2 million, respectively. The change in accrued liabilities is recorded in commissions expense in the accompanying consolidated statements of income.

The Plans are unfunded; therefore, benefits are paid from the general assets of the Company. However, the Company have made investments that attempt to mirror amounts and elections of the participants, of which $76.3 million and $53.8 million, as of December 31, 2013 and 2012, respectively is included as deferred compensation plan investments on the consolidated statements of financial condition and are carried at fair value. The total of net participant deferrals, which are reflected within deferred compensation plans liabilities on the consolidated statements of financial condition, were $75.6 million and $54.1 million at December 31, 2013 and 2012, respectively. The investments that mirror amounts and elections of the participants increased by $11.1 million, and by $6.5 million for the years ended December 31, 2013 and 2012, respectively and are recorded in transaction and other fees in the accompanying consolidated statements of income.

13. RELATED PARTY TRANSACTIONS

The Company paid $1.5 million during each of the years ended December 31, 2013 and 2012, in management fees, substantially all of which were paid to an affiliate of Lightyear, and are reflected within other expenses in the consolidated statements of income. There were no outstanding receivables or payables with related parties as of December 31, 2013 and 2012.

14. OFF-BALANCE SHEET RISK

Financial instruments recorded at fair value on the Company’s consolidated statements of financial condition include securities owned and securities sold, not yet purchased, and deferred compensation plan investments. Other financial instruments are recorded by the Company at contract amounts and include receivables from and payables to brokers, dealers, clearing organizations and receivables from and payables to customers, notes receivable, and note payable. Financial instruments carried at contract amounts, which approximate fair value, either have short-term maturities (one year or less), are repriced frequently or bear market interest rates and, accordingly, are carried at amounts approximating fair value.

The Company’s customer activities involve the execution, settlement, and financing of various securities transactions. These activities are transacted on either a cash or margin basis. In margin transactions, the Company extends credit to the customer, subject to various regulatory and internal margin requirements, collateralized by cash and securities in the customer’s account. In connection with these activities, the Company executes and clears customer transactions involving the sale of securities not yet purchased and the writing of options contracts. Such transactions may expose the Company to off-balance sheet risk in the event that margin requirements are not sufficient to fully cover losses that customers incur or counterparties are unable to meet the terms of the contracted obligations. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty or issuer of the instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty with which it conducts business.

In the event a customer or broker fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices in order to fulfill the customer’s obligations. The Company seeks to control the risk associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines. The Company monitors required margin levels daily and pursuant to such guidelines, requires customers to deposit additional collateral or reduce positions, when necessary.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market. Fair value measurement is prioritized to maximize the use of observable inputs and minimize the use of unobservable inputs within a three-level fair value hierarchy.

Level 1 — Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities the Company has the ability to access.

Level 2 — Inputs (other than quoted prices included in Level 1) that are observable for the asset or liability, either directly or indirectly.

Level 3 — Inputs are unobservable for the asset or liability and rely on management’s own assumptions as to what market participants would use in pricing the asset or liability. (The unobservable inputs should be developed based on the best information available in the circumstances and may include the Company’s own data.)

Cash equivalents include money market mutual fund instruments, which are short term in nature with readily determinable values derived from active markets. Mutual funds, publicly traded securities with sufficient trading volume, and U.S. Treasury securities, are fair valued by management using third-party pricing services, which base prices on market quotations. These securities are primarily classified within Level 1. Government bonds and certificates of deposits are fair valued by management using third-party pricing services and these securities are primarily classified within Level 2. The Company’s interest rate cap is not traded on an exchange. Consequently, the fair value is determined based on a discounted cash flow model that incorporates assumptions as to interest rates, the risk of non-performance, and counterparty credit risk. Accordingly, the interest rate cap is classified as Level 2 in the Company’s fair value hierarchy.

The Company’s fair value hierarchy for those assets measured at fair value on a recurring basis as of December 31, 2013 and 2012, are as follows (in thousands):

	2013 Fair Value Measurements on a Recurring Basis
	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents – money market funds	$118,597	$—	$—	$118,597
Securities segregated under federal and other regulations:
U.S. treasury securities	—	6,998	—	6,998
Securities owned:
Equity securities	88	—	—	88
Mutual funds and UITs	87	—	—	87
Certificate of deposits	—	—	—	—
U.S. government bonds	—	—	—	—
U.S. treasury securities	997	—	—	997
Interest rate cap	—	183	—	183
Total securities owned	1,172	183	—	1,355
Deferred compensation plan investments – mutual funds:
Money market funds	4,378	—	—	4,378

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

15. FAIR VALUE OF FINANCIAL INSTRUMENTS  – (continued)

	2013 Fair Value Measurements on a Recurring Basis
	Level 1	Level 2	Level 3	Total
International global funds	16,098	—	—	16,098
U.S. equity funds	44,080	—	—	44,080
U.S. fixed-income funds	11,742	—	—	11,742
Total deferred compensation plan investments	76,298	—	—	76,298
Total assets	$196,067	$7,181	$—	$203,248
Liabilities
Securities sold, but not yet purchased:
Equity securities	$70	$—	$—	$70
Mutual funds and UITs	62	—	—	62
Total liabilities	$132	$—	$—	$132

	2012 Fair Value Measurements on a Recurring Basis
	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents – money market funds	$105,718	$—	$—	$105,718
Securities segregated under federal and other regulations:
U.S. treasury securities	—	4,998	—	4,998
Securities owned:				—
Equity securities	84	—	—	84
Mutual funds and UITs	10	—	—	10
Certificate of deposits	—	924	—	924
U.S. government bonds	—	1	—	1
U.S. treasury securities	2,994	—	—	2,994
Interest rate cap	—	137	—	137
Total securities owned	3,088	1,062	—	4,150
Deferred compensation plan investments – mutual funds:
Money market funds	1,738	—	—	1,738
International global funds	14,170	—	—	14,170
U.S. equity funds	30,068	—	—	30,068
U.S. fixed-income funds	7,794	—	—	7,794
Total deferred compensation plan investments	53,770	—	—	53,770
Total assets	$162,576	$6,060	$—	$168,636
Liabilities
Securities sold, but not yet purchased:
Equity securities	70	—	—	70
Mutual funds and UITs	62	—	—	62
Total liabilities	$131	$—	$—	$131

There were no transfers of investments between levels during the years ended December 31, 2013 and 2012.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012
(In thousands, except share amounts)

15. FAIR VALUE OF FINANCIAL INSTRUMENTS  – (continued)

Interest Rate Cap

As part of the 2013 Credit Agreement, the Company entered into two additional interest rate cap agreements that are scheduled to mature on September 7, 2016. An interest rate cap is a financial derivative instrument whereby one party enters into a contractual agreement with another party to receive payments based on underlying interest rates. The Company uses interest rate cap agreements to hedge the variability on its floating rate senior secured term loan. For these new instruments, the counterparty is required to pay the Company interest on a notional balance if the LIBOR rate exceeds 2.75%. Payments are settled quarterly, if necessary.

The following table summarizes information related to the Company's existing interest rate cap instruments, not subject to a master netting arrangement or similar arrangement, as of December 31, 2013 and 2012 (in thousands):

		Fair Value
Notional Amount	Maturity Dates	December 31, 2013	December 31, 2012
$60,000	8/3/2015	$20	$137
37,500	9/30/2016	78	—
37,500	9/30/2016	85	—
$135,000		$183	$137

The following is a summary of the changes in the interest rate cap agreement for the years ended December 31, 2013 and 2012:

Balance – January 1, 2012	$—
Purchases	159
Transfer in (out)	—
Realized gain (loss), net	—
Unrealized (loss), net*	(22)
Balance – December 31, 2012	137
Purchases	475
Transfer in (out)	—
Realized gain (loss), net	—
Unrealized (loss), net*	(429)
Balance – December 31, 2013	$183

*	The Company recorded unrealized losses totaling $429 and $22 for the years ended December 31, 2013 and 2012, respectively, in transaction and other fees on the accompanying consolidated statements of income.

16. REGULATED ENTITIES

The Company has subsidiaries that are registered broker-dealers, which are subject to the minimum net capital requirements of the Securities and Exchange Commission. The subsidiaries have continuously operated in excess of these requirements.

17. SUBSEQUENT EVENTS

On April 29, 2014, it was announced that RCS Capital Corporation (NYSE: RCAP) closed its previously announced acquisition of Cetera Financial Holdings, Inc. from affiliates of Lightyear Capital, LLC for $1.15 billion in cash.

* * * * * *

Cetera Financial Holdings, Inc. and Subsidiaries

Consolidated Financial Statements as of March 31, 2014
(Unaudited) and December 31, 2013 (Audited) and for the
Three Months Ended March 31, 2014 and 2013 (Unaudited)

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
AS OF MARCH 31, 2014 AND DECEMBER 31, 2013
(In thousands, except share amounts)

	3/31/2014 (Unaudited)	12/31/2013 (Audited)
ASSETS
Cash and cash equivalents	$125,457	$129,005
Cash and securities segregated under federal and other regulations (cash of $15,000 and securities with fair value of $7,999 in 2014 and securities with fair value of $6,998 in 2013)	22,999	6,998
Receivable from brokers, dealers, and clearing organizations	3,097	1,266
Receivable from customers	11,588	6,554
Securities owned – at fair value	411	1,355
Deferred compensation plan investments	76,694	76,298
Commissions receivable	52,867	50,605
Notes receivable, net allowance of $336 and $2,545 in 2014 and 2013, respectively	45,558	46,822
Fixed assets – net of accumulated depreciation of $17,375 and $16,301 in 2014 and 2013, respectively	16,617	16,350
Deferred income tax assets – net	39,632	38,505
Intangible assets – net of accumulated amortization of $36,737 and $33,201 in 2014 and 2013, respectively	73,009	76,545
Goodwill	19,474	19,424
Prepaid expenses	9,602	8,910
Other assets	32,829	32,202
TOTAL ASSETS	$529,834	$510,839
LIABILITIES, MEZZANINE EQUITY, AND STOCKHOLDERS’ EQUITY
LIABILITIES:
Payable to customers	28,967	11,407
Payable to brokers, dealers, and clearing organizations	2,519	510
Deferred compensation plan accrued liabilities	75,971	75,456
Commissions payable	66,180	64,196
Accrued compensation	10,064	15,985
Accounts payable and accrued expenses	23,094	23,145
Other liabilities	25,298	21,873
Notes payable	207,375	208,688
Total liabilities	439,468	421,260
MEZZANINE EQUITY – Series A convertible preferred stock, $0.01 par value – authorized, 400,000 shares; issued, 386,197 and 386,197 shares; outstanding, 384,142 and 384,142 shares; inclusive of accrued dividend; liquidation preference of $21,232 and $27,247, respectively; net of cash dividend of $29,159 in 2013	40,576	40,305
STOCKHOLDERS’ EQUITY:
Common stock, $0.01 par value – authorized, 2,000,000 shares; issued, 951,088 and 951,088 shares; outstanding 944,116 and 944,116 shares, respectively	9	9
Additional paid-in capital	48,630	48,353
Deferred share-based compensation	3,387	3,026
(Accumulated deficit)/retained earnings	(2,236)	(2,114)
Total stockholders’ equity	49,790	49,274
TOTAL	$529,834	$510,839

See notes to consolidated financial statements.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands)

	3/31/2014	3/31/2013
REVENUES:
Commissions	$178,972	$142,071
Advisory fees and services	92,308	71,455
Asset based fees	9,768	8,631
Transaction and other fees	20,126	20,519
Total Revenues	301,174	242,676
EXPENSES:
Commissions	242,225	191,480
Employee compensation and benefits	25,848	22,072
Professional fees and outside services	1,630	2,846
Clearing and exchange fees	4,406	3,588
Depreciation and amortization	4,611	4,322
Technology costs	5,058	4,204
Occupancy and equipment	3,224	2,566
Promotional	2,721	2,700
Interest expense	4,154	2,256
Other expenses	2,267	1,979
Acquisition related costs	3,125	359
Separation costs	208	230
Change in contingent consideration	22	906
Total Operating Expense	299,499	239,508
OPERATING INCOME BEFORE INCOME TAX EXPENSE	1,675	3,168
INCOME TAX EXPENSE	(1,797)	(1,249)
NET (LOSS) INCOME	$(122)	$1,919

See notes to consolidated financial statements.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

	Common Stock		Additional Paid-In Capital	Deferred Share Based Compensation	Retained Earnings/ (Accumulated Deficit)	Total
	Shares	Amount
BALANCE – December 31, 2012	929,945	$9	$96,610	$(506)	$9,780	$105,893
Repurchase of common stock	(353)	—	(54)	—	—	(54)
Issuance of common stock	564	—	106	—	—	106
Accrued dividend on convertible preferred stock	—	—	—	—	(1,253)	(1,253)
Beneficial conversion of preferred stock	—	—	—	—	(1,110)	(1,110)
Amortization of deferred share based compensation	—	—	—	167	—	167
Share based compensation expense	—	—	76	254	—	330
Net income	—	—	—	—	1,919	1,919
BALANCE – March 31, 2013	930,156	$9	$96,738	$(85)	$9,336	$105,998
BALANCE – December 31, 2013	944,116	$9	$48,353	$3,026	$(2,114)	$49,274
Amortization of deferred share based compensation	—	—	—	361	—	361
Share based compensation expense	—	—	277	—	—	277
Net (loss) income	—	—	—	—	(122)	(122)
BALANCE – March 31, 2014	944,116	$9	$48,630	$3,387	$(2,236)	$49,790

See notes to consolidated financial statements.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands)

	3/31/2014	3/31/2013
CASH FLOW FROM OPERATING ACTIVITIES:
Net Income	$(122)	$1,919
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization of fixed assets	1,076	1,312
Amortization of intangible assets	3,536	3,010
Amortization of credit facility issuance costs	383	29
Note receivable amortization – net of accretion	3,250	2,341
Change in contingent consideration	22	906
Deferred income taxes	(1,126)	(1,315)
Share based compensation expense	277	330
Amortization of deferred share based compensation	362	167
Preferred stock interest expense	271	61
Changes in operating assets and liabilities:
Cash segregated	(16,001)	1,000
Net receivable from/payable to broker-dealers, and clearing organizations	179	(217)
Net receivable from/payable to customers	12,526	(1,338)
Net deferred compensation assets and liabilities	119	2,105
Securities owned	944	(295)
Notes receivable	166	(156)
Commissions receivable	(2,261)	(703)
Prepaid expenses	(692)	(252)
Other assets	(1,012)	1,983
Commissions payable	1,983	3,714
Accounts payable and accrued expenses	(52)	(2,025)
Accrued compensation	(8,074)	(7,755)
Other liabilities	3,375	868
Net cash (used in) provided by operating activities	(871)	5,689
CASH FLOW FROM INVESTING ACTIVITIES
Capital expenditures	(1,343)	(1,126)
Net cash (used in) investing activities	(1,343)	(1,126)
CASH FLOW FROM FINANCING ACTIVITIES
Notes payable – issued	(1,313)	(1,500)
Contingent consideration payments	(21)	876
Common stock – issuance	—	(2,309)
Convertible preferred stock – issuance	—	2,386
Net cash (used in) financing actitivies	(1,334)	(547)
NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	(3,548)	4,016
Cash and Cash Equivalents – Beginning	129,005	136,221
Cash and Cash Equivalents – Ending	$125,457	$140,237
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$3,422	$1,241
Cash paid for income taxes	$260	$1,284
NONCASH INVESTING ACTIVITIES – Accrued dividend and beneficial conversion of paid-in-kind dividends on convertible preferred stock	$271	$1,253

See notes to consolidated financial statements.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

1. NATURE OF BUSINESS AND OWNERSHIP

Cetera Financial Holdings, Inc., a Delaware holding corporation, together with its consolidated subsidiaries (collectively, the “Company” or “Holdings”) is a provider of technology, brokerage and investment advisory services supporting a broad range of independent financial advisers, registered investment advisors and financial institutions, throughout the United States of America. Through its proprietary technology, custody and clearing platforms, the Company provides access to diversified financial products and services enabling its customers to offer independent financial advice and investment services to retail investors.

Operations of Subsidiaries — The Company owns 100% of the issued and outstanding common stock of Cetera Financial Group, Inc. (“Group”). Group is the sole member of Cetera Advisor Networks LLC (“Networks”), Cetera Advisors LLC (“Advisors”), Cetera Financial Specialists LLC (“Specialists”), Cetera Investment Services LLC doing business as Cetera Financial Institutions (“Institutions”), Cetera Investment Advisers LLC (“Investment Advisers”), and Cetera Investment Management LLC (“Investment Management”). A centralized executive team, headquartered in El Segundo, California, manages Group. The majority stockholder of the Company is Lightyear Fund II, L.P. (“Lightyear”), which is managed by an affiliate of Lightyear Capital LLC.

Networks, Advisors, Specialists, and Institutions are broker-dealers registered under the Securities Exchange Act of 1934, and members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Networks, Advisors, Institutions, Investment Advisers and Investment Management are registered as investment advisers under the Investment Advisers Act of 1940.

Networks, Advisors, and Specialists provide brokerage and insurance services to the public through national networks of registered representatives. Networks and Advisors are also registered investment advisors and provide investment advice and financial planning services to clients. Registered representatives of Specialists who provide investment advisory services to their clients are registered as investment adviser representatives of Investment Advisers. Networks, Advisors, and Specialists are fully disclosed introducing broker-dealers that clear all securities transactions through an unaffiliated clearing broker, (Pershing, LLC) and do not carry customer accounts.

Institutions provide brokerage, insurance, and investment advisory services to customers through networking agreements with financial institutions. Institutions are a self-clearing broker-dealer.

Investment Management provides institutional investment services to its affiliated companies that are registered as investment advisers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation — The preparation of financial statements in conformity with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates and assumptions made by the Company include the valuation of certain financial instruments, intangible assets and goodwill, allowance for doubtful accounts, valuation of share-based compensation, contingent considerations, accruals for liabilities, income taxes, revenue and expense accruals, and other matters that affect the consolidated financial statements and related disclosures. Management believes that the estimates utilized in preparing its consolidated financial statements are reasonable. Actual results could differ from those estimates.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Consolidation — The consolidated financial statements include the accounts of Holdings and its subsidiaries. Intercompany transactions and balances have been eliminated.

Cash and Cash Equivalents — Cash and cash equivalents are composed of interest and noninterest-bearing deposits and money market funds that meet the definition of a cash equivalent. Cash equivalents are highly liquid investments, with original maturities of less than 90 days that are not required to be segregated under federal or other regulations and there are no restrictions on the redemptions of money market funds.

Cash and Securities Segregated under Federal and Other Regulations — The Company segregates cash and securities pursuant to the requirements of Securities and Exchange Commission (“SEC”) Rule 15c3-3.

Receivable from Brokers, Dealers, and Clearing Organizations — Receivable from and payable to brokers, dealers, and clearing organizations are recorded at contract value and result from the Company’s normal brokerage activities.

Receivable from and Payable to Customers — Receivable from customers includes amounts due on cash and margin transactions. The Company extends credit to its customers to finance their purchases of securities on margin. Securities owned by customers are held as collateral for margin receivables. Such collateral is not reflected in the consolidated statements of financial condition. Payable to clients represents credit balances in customer accounts arising from deposits of funds, proceeds from sales of securities and dividend and interest payments received on securities held in customer accounts.

Securities Owned — Securities owned are stated at fair value with realized and unrealized gains and losses being recorded in transaction and other fees in the consolidated statements of income. Management determines fair value based on published market prices or quotes obtained from independent pricing services. Transactions are accounted for on a trade date basis. Dividend income is recorded when declared and interest income is recorded when earned.

Notes Receivable — The Company loans money to certain of its registered representatives under two types of promissory note agreements, which bear interest at various rates. Such agreements include forgivable promissory notes and payback promissory notes, which are described more fully in Note 4. In accordance with Accounting Standards Codification (“ASC”) 805 Business Combinations, all notes receivables are recorded at fair value as of the date of an acquisition (“Acquired Loans”). The Company applies the effective interest income method for the discount accretion. Management establishes an allowance that it believes is sufficient to cover any probable losses. When establishing this allowance, management considers a number of factors, including its ability to collect from the registered representative and the Company’s historical experience in collecting on such transactions.

Fixed Assets — Furniture, equipment, computers, purchased software, capitalized software, and leasehold improvements are recorded at historical cost, net of accumulated depreciation and amortization. Depreciation is recognized using the straight-line method over the estimated useful lives of the assets. Furniture, equipment, computers, and purchased software are depreciated over a period of three to seven years. Leasehold improvements are amortized over the lesser of their useful lives or the terms of the underlying leases. Management reviews fixed assets for impairment whenever events or changes in circumstances indicate the carrying amount of the assets may not be recoverable.

Software Development Costs — Software development costs are charged to operations as incurred. Software development costs include costs incurred in the development and enhancement of software used in connection with services provided by the Company that do not otherwise qualify for capitalization. The costs

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

of internally developed software that qualify for capitalization are capitalized as fixed assets and subsequently amortized over the estimated useful life of the software, which is generally three to seven years. The costs of internally developed software are included in fixed assets at the point at which the conceptual formulation, design and testing of possible software project alternatives are complete and management authorizes and commits to funding the project. The Company does not capitalize pilot projects and projects where it believes that the future economic benefits are less than probable.

Income Taxes — The Company and its subsidiaries file a consolidated tax return. The Company and its subsidiaries each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, the allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent of their losses.

Deferred income tax assets and liabilities result from temporary differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements that will result in taxable or deductible amounts in future years. The Company assesses the likelihood that the deferred tax assets will be realizable, and to the extent, it is more-likely-than-not that such deferred tax assets will not be realized a valuation allowance is established.

The Company has reviewed and evaluated the relevant technical merits of each of its tax positions in accordance with ASC 740, Accounting for Uncertainty in Income Taxes, and determined that there are no uncertain tax positions that would have a material impact on the consolidated financial statements of the Company. The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income taxes payable and income tax expense on the consolidated statements of financial condition and consolidated statements of income, respectively.

Acquisitions — When acquiring companies, the Company recognizes separately from goodwill the assets acquired and the liabilities assumed at their acquisition date fair values. When the acquisition includes contingent consideration, a discounted cash flow methodology is employed to determine the fair value of the contingent consideration at acquisition date. Goodwill as of the acquisition date is measured as the excess of consideration transferred over the net of the acquisition date fair values of the assets acquired and the liabilities assumed. While the Company uses its best estimates and assumptions as a part of the purchase price allocation process to accurately value assets acquired and liabilities assumed at the acquisition date, the Company’s estimates are inherently uncertain and subject to refinement.

Intangible Assets and Goodwill — The Company classifies intangible assets into two categories: (1) intangible assets with definite lives subject to amortization, and (2) goodwill. The Company determines the useful lives of identifiable intangible assets after considering the specific facts and circumstances related to each intangible asset. Factors considered when determining useful lives include assessing the existing customers and the cash flows, terms of contractual agreements, the history of the asset, and the Company’s long-term strategy for the use of the asset. Intangible assets that are considered to have definite lives are amortized over their useful lives, generally ranging from 5 – 20 years. Management reviews intangible assets for impairment whenever indications of impairment exist. Impairment exists when the carrying amount of the intangible asset exceeds its implied fair value, resulting in an impairment charge for the excess.

Goodwill is not amortized, but is tested for impairment annually or more frequently if events or circumstances indicate that goodwill may be impaired. The Company uses a variety of methodologies in conducting impairment assessments including, but not limited to, discounted cash flow models, which are based on the assumptions the Company believes hypothetical marketplace participants would use. If the

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

carrying amount exceeds the fair value, an impairment charge is recognized in an amount equal to the excess. No impairment occurred for the three months ended March 31, 2014 and 2013.

Classification and Valuation of Certain Investments — The classification of an investment determines its accounting treatment. The Company generally classifies its investments in debt and equity instruments (including mutual funds, annuities, corporate bonds, government bonds and municipal bonds) as trading securities. The Company has not classified any investments as available-for-sale. Investment classifications are subject to ongoing review and can change. Securities classified as trading are carried at fair value, while securities classified as held-to-maturity are carried at cost or amortized cost. The fair value of securities is determined by obtaining quoted market prices. Both unrealized and realized gains and losses on trading securities are recognized in other expense on a net basis in the consolidated statements of income.

Securities Owned and Securities Sold, But Not Yet Purchased — Securities owned and securities sold, but not yet purchased are reflected on a settlement-date basis at market value in other assets/liabilities with realized and unrealized gains and losses being recorded in other expense in the consolidated statements of income.

Debt Issuance Costs — Debt issuance costs have been capitalized and are being amortized as additional interest expense over the expected terms of the related debt agreements.

Other Assets — Other assets are primarily receivables from third parties as well as prepaid expenses.

Derivative Instruments and Hedging Activities — The Company from time to time uses interest rate cap agreements to hedge the variability on its floating rate senior secured term loan. The Company purchases interest rate caps and the counterparties to the agreements are required to pay the Company interest on a notional balance if interest rates exceed the contracted amount.

All derivatives are reported at their corresponding fair value in the Company’s consolidated statements of financial condition. The Company records the change in the derivatives fair value as additional interest income or expense in the consolidated statements of income.

Fair Value of Financial Instruments — Substantially, all of the Company’s financial instruments are carried at fair value. Receivables and payables including payback notes are carried at cost or cost plus accrued interest, which approximates fair value. Forgivable notes contain provisions for forgiveness of principal and accrued interest and have minimal cash inflows associated with them. As a result, the fair value of the forgivable notes is insignificant. The estimated fair value of the note payable is determined based upon the carrying value of the loan and anticipated revenue production for the applicable registered representative population.

Revenue Recognition:

Commissions — The Company records commissions received from securities transactions on a trade-date basis. Commissions generated from mutual funds, variable annuities, and insurance product purchases transacted directly with the product manufacturers, as well as mutual fund and annuity trailers are estimated for each accounting period. A substantial portion of commissions revenue is ultimately paid to the Company’s registered representatives. Such amounts are classified as commissions expense in the consolidated statements of income. Commissions payable related to these transactions are recorded based upon estimated payout ratios for each product as commission revenue is accrued.

Advisory Fees and Services — The Company provides investment advisory services to clients. Fees for the services are based on the value of the clients’ portfolios and are generally billed at the beginning of each quarter. These fees, and the related expenses, are recognized over the period earned. A substantial portion of

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

advisory fees and services revenue is ultimately paid to the Company’s registered representatives. Such amounts are classified as commissions expense in the consolidated statements of income. The Company records an estimate for commissions payable based upon estimated payout ratios for each product for which the Company has accrued advisory fees and services revenue.

Asset-Based Fees — Asset-based fees include amounts earned related to client sweep account investments, omnibus processing and networking services, and reimbursements and allowances from product providers related to the sale and custody of their products.

Transaction and Other Fees — The Company charges transaction fees for executing transactions on client accounts. Transaction-related charges are recognized on a settlement-date basis, which is not materially different from the trade-date basis. Other revenue includes fees charged to clients such as individual retirement account maintenance fees, margin interest, and confirmation fees, as well as fees charged to registered representatives for contracted services such as affiliation and transaction fees. These fees are recognized as earned.

Employee Compensation and Benefits — The Company records compensation and benefits for all wages, benefits, and related taxes as earned by its employees. Employee compensation includes benefits expense, recruiting and relocation cost, and fees earned by temporary employees and contractors who perform similar services to those performed by the Company’s employees.

Separation Costs — Separation costs represent acquisition related integration and transition expenses.

Stock-Based Compensation — Stock-based awards are measured based on the grant-date fair value of the award, using the Black-Scholes option pricing model (service condition options) or a lattice valuation model (performance condition options). Stock-based compensation expense for service condition options is recognized over the requisite service period and includes the Company’s estimate of expected forfeitures. Stock-based compensation expense for awards containing a performance condition is recognized based on the probable outcome of the performance condition at each reporting date. At the end of the contingency period, the total compensation cost recognized will be the grant-date fair value of all units that actually vest based on the outcome of the performance conditions.

Legal Reserves — The Company records reserves for legal proceedings in accounts payable and accrued expenses in the consolidated statements of financial condition. The determination of these reserve amounts requires significant judgment on the part of management. Management considers many factors including, but not limited to, future legal expenses, the amount of the claim, the amount of the loss in the client’s account, the basis and validity of the claim, the possibility of liability on the part of a registered representative, likely insurance coverage, previous results in similar cases, legal precedents and case law. Each legal proceeding is reviewed with counsel in each accounting period and the reserve is adjusted as deemed appropriate by management. Any change in the reserve amount is recorded as other expense in the consolidated statements of income.

Recent Accounting Pronouncements — There are no recent accounting pronouncements that would impact the Company’s condensed consolidated statements of income, financial condition, or cash flows.

3. ACQUISITIONS

2013 Acquisition

Tower Square Securities, Inc. (TSS) and Walnut Street Securities, Inc. (WSS)

On August 30, 2013, the Company acquired all of the outstanding common stock of Tower Square Securities, Inc. and Walnut Street Securities, Inc. (collectively, “TSS/WSS”) for an aggregate purchase price

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

3. ACQUISITIONS  – (continued)

of $37,636. TSS/WSS provides brokerage, investment advisory and planning services, and insurance services to the general public. The acquisition complements the Company’s existing capabilities and offers an extension of the Company’s existing services. Goodwill resulting from this business combination is largely attributable to the existing workforce of TSS/WSS and synergies expected to arise after the Company’s acquisition of TSS/WSS. The Goodwill of $3,387 is deductible for income tax purposes.

The Company paid $25,811 at the closing of the transaction, and may be obligated to pay additional cash consideration to the former shareholder contingent upon the retention of registered representatives in the first eight months following the transaction. The Company estimated the future payment of contingent consideration and fair value of the contingent consideration at the close of the transaction. The Company evaluates the actual retention of registered representatives quarterly and adjusts the estimated fair value of the contingent consideration based on the probability of achievement, with any changes in fair value recognized in earnings.

At the close of the transaction, the Company estimated the amount of future payment of contingent consideration to be $12,520. Total contingent consideration of $12,520 at March 31, 2014 is included in accounts payable and accrued expenses in the consolidated statements of financial condition. The Company incurred transaction costs associated with its acquisition of TSS/WSS of $288 during the three months ended March 31, 2014 that are included in acquisition related costs and separation costs in the consolidated statements of income.

In connection with the transactions, the Company performed a valuation of intangible assets in accordance with ASC 805, Business Combinations, and ASC 820, Fair Value Measurements and Disclosures. The valuation resulted in the allocation of the purchase price as included in the schedule below (in thousands):

TSS/WSS
Net working capital, includes cash of $7,033	$8,146
Deferred tax asset	3,430
Proprietary technology	279
Intangible assets:
Advisor relationships	22,212
Non-competition agreement	126
Non-solicitation agreement	56
Goodwill	3,387
Total assets acquired	$37,636
Cash payment	$25,811
Contingent consideration	11,825
Total purchase price	$37,636

The Company allocated a portion of the purchase price to specific amortizable intangible asset categories as follows (in thousands):

	Amount Assigned	Amortization Period
Advisor relationships	$22,212	8 years
Non-competition agreement	126	3 years
Non-solicitation agreement	56	2 years
Total intangible assets	$22,394

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

4. CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

Financing receivables with terms greater than one year generally arise from loans to registered representatives under promissory note agreements. The Company loans money to certain of its registered representatives under two types of agreements. One such agreement is a payback promissory note and the other is a forgivable promissory note. The payback notes are due at various maturity dates, and bear interest at various rates. The forgivable notes contain provisions for forgiveness of principal and accrued interest if the registered representative meets specified revenue production levels. The forgiveness determination is made at specified intervals that coincide with scheduled principal and interest payments. The Company amortizes the principal balance of the forgivable notes along with accrued interest as commission expense ratably over the contractual term of the notes. In the event the registered representative does not meet the specified production level, the scheduled principal and interest are due. The Company intends to hold the notes for the term of the agreement.

The Company monitors its outstanding notes on a monthly basis to identify potential credit loss and impairment. Notes receivable are considered impaired when, based upon current information and events, management estimates it is probable that the Company will be unable to collect amounts due according to the terms of the promissory note. Criteria used to determine if impairment exists include, but are not limited to: historical payment and collection experience of the individual loan, historical production levels, event of default on the loan, status of the representative’s selling contract with the Company, and, or any regulatory or legal action related to the representative. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates.

The Company’s outstanding financing receivables as of March 31, 2014 and December 31, 2013, are as follows (in thousands):

	Three Months Ended March 31, 2014			Year Ended December 31, 2013
	Acquired Loans	Originated Loans	Total	Acquired Loans	Originated Loans	Total
Beginning balance	$598	$46,224	$46,822	$1,883	$35,225	$37,108
New loans	—	—	—	—	24,914	24,914
Acquired loans	—	1,637	1,637	146	—	146
Paydowns – net	(5,137)	(1,967)	(7,104)	(694)	(7,950)	(8,644)
Forgiveness	(571)	(1,252)	(1,823)	(3,586)	(5,253)	(8,839)
Accretion	3,817	—	3,817	4,682	—	4,682
Allowance	1,803	406	2,209	(1,833)	(712)	(2,545)
Ending balance	$510	$45,048	$45,558	$598	$46,224	$46,822

The following schedule reflects the Company’s activity in providing for an allowance for uncollectible amounts due from registered reps for the three months ended March 31, 2014 and December 31, 2013 (in thousands):

	Three Month Ended March 31, 2014			Year Ended December 31, 2013
	Acquired Loans	Originated Loans	Total	Acquired Loans	Originated Loans	Total
Beginning balance	$1,833	$712	$2,545	$—	$35	$35
Provision for bad debt	3,255	277	3,532	1,841	693	2,534
Charge offs – net of recoveries	(5,058)	(683)	(5,741)	(8)	(16)	(24)
Ending balance	$30	$306	$336	$1,833	$712	$2,545

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

4. CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES  – (continued)

Of the balance of financing receivables as of March 31, 2014 and December 31, 2013, $6,749 and $8,383 were forgivable loans and $38,809 and $38,439 were payback loans, respectively.

Financing receivables arising from the extension of credit to customers for purchases of securities (margin loans) are fully collateralized by marketable securities, are due on demand, and accrue interest at daily rates. The initial extension of credit is made in accordance with the requirements of Regulation T, and the continued extension of credit is subject to self-regulatory organization as well as Company determined collateral levels.

The Company’s outstanding margin loans are monitored on a daily basis to identify potential credit loss and impairment. Loans are considered to be impaired when based upon current information and events management estimates it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan. Criteria used to determine if impairment exists include, but are not limited to, the value of securities collateralizing the loan, historical payment of margin calls of the individual loan, and/or an event of default. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates.

For margin loans that are deemed impaired, a loan loss reserve is established for the difference between the carrying amount, and the expected recovery. Changes in the loan loss reserve are recorded in allowance for doubtful accounts.

The Company had $7,164 and $6,161 of outstanding margin loans receivable from customers as of March 31, 2014 and December 31, 2013, respectively, with no associated loan loss reserve based on management’s assessment of probability and timing of borrower default and loss severity estimates. The Company does not have any impaired margin loan receivables as of March 31, 2014 and December 31, 2013.

The Company does not have off-balance sheet credit exposure because of these financing receivables.

5. FIXED ASSETS

Fixed assets as of March 31, 2014 and December 31, 2013 consisted of the following (in thousands):

	2014	2013
Fixed Assets:
Office furniture and equipment	$4,632	$4,519
Computer software and hardware	26,697	25,470
Leasehold improvements	2,663	2,662
Total fixed assets	33,992	32,651
Accumulated depreciation and amortization	(17,375)	(16,301)
Fixed assets – net	$16,617	$16,350

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

6. INTANGIBLE ASSETS AND GOODWILL

The Company initially recorded intangible assets because of the purchase of the Company’s broker-dealers in prior periods. Goodwill increased in 2014 and 2013 with the Company’s acquisition of TSS/WSS. Intangible assets increased in 2013 with the Company’s acquisition of TSS/WSS. Intangible assets with definite lives subject to amortization and goodwill at March 31, 2014 and December 31, 2013 are as follows (in thousands):

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

	2014	2013
Balance at January 1	$109,746	$87,352
Additions:
Intangible assets – advisor relationships	—	22,212
Intangible assets – non-compete agreements	—	126
Intangible assets – non-solicitation agreements	—	56
Accumulated amortization	(36,737)	(33,201)
Intangible assets subject to amortization – net	$73,009	$76,545
Balance at January 1	$19,424	$16,037
Goodwill – TSS/WSS	50	3,387
Ending Balance	$19,474	$19,424

Total amortization expenses of intangible assets were $3,536 and $3,010 for the three months ended March 31, 2014 and 2013, respectively.

7. INCOME TAXES

For the three months ended March 31, 2014 and 2013, the effective income tax rates were 107.3% and 39.8%, respectively. The Company’s effective income tax rates differ from the statutory federal corporate tax rate of 35.0% primarily as a result of state taxes and expenses that are not deductible for tax purposes, including non-deductible transaction costs incurred in 2014 associated with the pending acquisition. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

8. INDEBTEDNESS

Early Extinguishment of Debt — On August 7, 2013, the Company entered into a new credit agreement (the “2013 Credit Agreement”) and concurrently extinguished the outstanding debt (the “2012 Credit Agreement”) which it entered into on June 22, 2012.

Senior Secured Credit Facility — The 2013 Credit Agreement provided for a $210 million term loan, a $25 million revolving line of credit facility, and subject to an aggregate limit of the revolving credit facility, $5 million letter of credit commitment. The senior secured credit facility is secured by a blanket lien on all Company assets. Debt issuance costs incurred in connection with the 2013 Credit Agreement of $8,438 are capitalized and included in other assets in the March 31, 2014 consolidated statements of financial condition. These costs are being amortized over the six year life of the 2013 Credit Agreement on a level yield basis. Amortization of these costs included in the March 31, 2014 consolidated statements of income included as interest expense was $380. The proceeds of the term loan made under the 2013 Credit Agreement may be used for general corporate purposes, including to finance the Special Dividend and to finance acquisitions.

The 2013 Credit Agreement contains customary affirmative and negative covenants, including covenants that limit or restrict the Company and its subsidiaries’ ability to, among other things, incur indebtedness, grant

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

8. INDEBTEDNESS  – (continued)

liens, merge or consolidate, dispose of assets, pay dividends or make distributions, make investments, make acquisitions, prepay certain indebtedness, enter into certain transactions with affiliates, enter into sale and leaseback transactions, enter into swap agreements, and enter into restrictive agreements, in each case subject to customary exceptions for a credit facility of this size and type. As of March 31, 2013, the Company was in compliance with all associated covenants.

2013 Credit Agreement — The initial principal amount of the term loan was $210 million, with a six year term and quarterly installment payments. Principal repayments for the three months ended March 31, 2014 were $1.3 million.

The Company is obligated to prepay the outstanding term loan in an aggregate principal amount equal to 50% of excess cash flow with certain adjustments for the fiscal year then ended (the “Excess Cash Flow Sweep”). The Company is required to pay the Excess Cash Flow Sweep no later than 100 days after the end of each fiscal year of the Company commencing with the fiscal year ending on December 31, 2014.

The Company may voluntarily prepay any portion of the term loan without premium or penalty as long as the prepayment is not a repricing transaction. If the voluntary prepayment is considered a repricing transaction then the Company shall pay a 2% premium before the first anniversary date and a 1% premium before second anniversary.

Borrowings under the Company’s senior secured credit facilities that are Base Rate Loans bear interest at (a) a base rate equal to the greater of (i) the “Prime Rate”, (ii) the Federal Funds Rate plus 0.5%; and (iii) one-month adjusted LIBOR plus 1.00% plus (b) the applicable margin. Borrowings that are LIBOR Loans bear interest at an adjusted LIBOR rate plus the applicable margin.

The applicable margin for borrowings with respect to the Credit Agreement executed on August 7, 2013 is currently 4.50% for base rate borrowings and 5.50% for LIBOR borrowings. The LIBOR rate shall in no event be less than 1.00%. Interest expense incurred on the 2013 Credit Agreement included in the consolidated statements of income for the three months ended March 31, 2014 was $3.4 million. Interest expense incurred on the 2012 Credit Agreement included in the consolidated statement of income for the three months ended March 31, 2013 was $1.9 million.

Revolving Credit Facility — The revolving credit facility requires a commitment fee of 0.50%. There were no draws on the credit facility during the three months ended March 31, 2014, and no outstanding balance at March 31, 2014.

Letter of Credit — There were no outstanding letters of credit during the three months ended March 31, 2014 and December 31, 2013.

9. COMMITMENTS AND CONTINGENCIES

The Company is party to a number of claims, lawsuits, and arbitrations arising in the course of its normal business activities. While it is not possible to forecast the outcome of such lawsuits and arbitrations, in light of the existing insurance and established reserves, it is the opinion of management that the disposition of such lawsuits and arbitrations will not have a materially adverse effect on the Company’s consolidated operations or financial position or cash flows.

Leases — The Company is obligated under various operating leases requiring minimum annual rentals. The Company has leases pursuant to agreements expiring in various years through 2022. The leases require payments of the Company’s pro-rata share of common area expenses and taxes. There were no significant lease obligations entered into by the Company subsequent to December 31, 2013.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

9. COMMITMENTS AND CONTINGENCIES  – (continued)

Rent expense under the above operating leases for the three months ended March 31, 2014 and 2013, were $1.1 million and $1.0 million, respectively.

Other Contingencies — Management has reviewed the indemnification provisions of its material contracts. In the normal course of its business, the Company enters into contracts in which it makes representations and warranties as well as standard “hold harmless” indemnifications to counterparties. Included among these are certain real estate leases under which the Company may be required to indemnify property owners for claims arising from the Company’s use of the applicable premises. The obligation amounts of these types of agreements are not explicitly stated; therefore, the overall maximum amount of the obligations cannot be reasonably estimated. However, management believes that it is unlikely that the Company will have to make material payments under these agreements, and no liabilities related to these agreements have been recognized in the Company’s consolidated financial statements.

10. CAPITAL STRUCTURE

The following is a summary of the Company’s common and preferred stock, along with the rights and restrictions on each:

Under the Company’s certificate of incorporation, the Company has the authority to issue up to 2,400,000 shares of capital stock, of which 2,000,000 shares will be designated as common stock, par value $0.01 per share and 400,000 shares will be designated as preferred stock, par value $0.01 per share. 944,116 shares of common stock and 384,142 shares of Series A convertible participating preferred stock were outstanding and held by 123 holders, as of March 31, 2014 and December 31, 2013. In addition, 18,521 shares of restricted common stock were outstanding and held by 22 registered representatives, as of March 31, 2014 and December 31, 2013.

Holders of the Company’s common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. An election of directors by the Company’s stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election. Holders of common stock are entitled to receive proportionately any dividends as may be declared by the Company’s board of directors, subject to any preferential dividend rights of any series of preferred stock that is outstanding at the time of the dividend.

In the event of the Company’s liquidation or dissolution, the holders of common stock are entitled to receive proportionately the Company’s net assets available for distribution to stockholders after payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. All shares of common stock will, when issued, be duly authorized, fully paid, and nonassessable.

Restricted common stockholders are entitled to all rights of a common stockholder including the payment of dividends. The Company’s restricted stock vests on the seventh anniversary of the grant date or immediately prior to the occurrence of a liquidity event change of control.

Series A convertible participating preferred stockholders are entitled to vote as a single class with the holders of common stock on an as-converted basis. Series A convertible participating preferred stockholders earn cumulative quarterly dividends at the annual rate of 10% per share of the share price, plus the amount of all accrued and unpaid regular dividends per annum. The quarterly dividend is recorded as paid-in-kind resulting in a beneficial conversion of the preferred stock. Regular dividends not declared and paid in cash when due will be added to, and increase the liquidation preference of the underlying Series A convertible participating preferred stock by a corresponding amount. If the board of directors declares a dividend or other distribution payable with regard to the Company’s common stock, the holders of the outstanding shares of Series A convertible participating preferred stock will be entitled to the amount of dividends as would be

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

10. CAPITAL STRUCTURE  – (continued)

payable in respect of the number of shares of common stock into which the shares of Series A convertible participating preferred stock would convert to. The liquidation preference of each share of Series A convertible participating preferred stock is equal to $100, plus the amount of all accrued and unpaid regular dividends. Each holder of shares of Series A convertible participating preferred stock is entitled at any time to convert all or any shares of Series A convertible participating preferred stock into fully paid and nonassessable shares of common stock. At any time, the holders of 50% or more of the outstanding shares of Series A convertible participating preferred stock may elect, by delivering an irrevocable written notice to the Company, to have the Company redeem or repurchase all, but not less than all, of the Series A convertible participating preferred stock held by such holder at a price per share of equal to the liquidation preference, plus all accrued and unpaid dividends through the date of such redemption. If no election or event occurs, the Series A convertible participating preferred stock is mandatorily redeemable on the 20-year anniversary of the initial issuance date, when the Company shall redeem each outstanding share of Series A convertible participating preferred stock for cash consideration equal to the redemption price. The Series A convertible participating preferred stock is classified as mezzanine equity on the consolidated statements of financial condition.

The Company does not pay cash dividends at the quarterly dividend payment date and as a result, the liquidation preference of the Series A convertible participating preferred stock is increased by an amount equal to the fair value of the accrued dividends. Accrued dividends on Series A convertible participating preferred stock were $0 and $1,253 for the three months ended March 31, 2014 and 2013, respectively, and is reflected as a decrease to retained earnings on the consolidated statements of changes in stockholders’ equity, and an increase to Series A convertible preferred stock on the consolidated statements of financial condition. The beneficial conversion on the accrued dividends on Series A convertible participating preferred stock were $271 and $1,170 for the three months ended March 31, 2014 and 2013, respectively, and is reflected as a decrease to retained earnings on the consolidated statements of stockholders’ equity and an increase to Series A convertible preferred stock on the consolidated statements of financial condition.

	Shares	Balance
Balance at 12/31/12	383,748	$53,972
Convertible preferred stock issuance	147	44
Convertible preferred stock repurchases	(233)	(20)
Acrued paid-in-kind dividends	—	1,253
Beneficial conversion	—	1,170
Balance at 3/31/2013	383,662	$56,419
Balance at 12/31/2013	384,142	40,305
Convertible preferred stock issuance	—	—
Convertible preferred stock repurchases	—	—
Accrued paid-in-kind dividends	—	—
Beneficial conversion	—	271
Balance at 3/31/2014	384,142	$40,576

Special Dividend — On August 8, 2013, the Company’s Board of Directors declared a one-time special cash dividend (the “Special Dividend”) of $54 per share payable on all classes of common and preferred shareholders. Based on the 1,492,970 shares of common and preferred shares on an as converted basis on the dividend record date, the dividend totaled $80.6 million. Of this amount, $79.6 million was settled in cash and $1.0 million was accrued as a liability on the accompanying consolidated statements of financial position at March 31, 2014. $50.4 million was paid to common shareholders and $29.2 million was paid to preferred

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

10. CAPITAL STRUCTURE  – (continued)

shareholders. The $1.0 million dividend accrued as a liability is related to the outstanding restricted common stock, the accrued dividend will be paid when the restricted common shares vest. The dividend reduced additional paid-in capital as the Company did not have retained earnings. With the exception of the Special Dividend, Cetera has not historically declared any cash dividends, and currently has no plans to pay cash dividends in the future.

The Company financed the Special Dividend with borrowings on the 2013 Credit Agreement. Refer to Note 8, “Indebtedness” for additional information about the 2013 Credit Agreement.

11. SHARE-BASED COMPENSATION

On January 28, 2010, the Company adopted the Stock Incentive Plan of Cetera Financial Holdings (the “Plan”), as a means of providing additional incentives to employees, registered representatives, and nonemployee directors of the Company and its subsidiaries. The Company may grant or sell awards of common stock, restricted shares of common stock, or other awards that may be valued in whole, or part, referenced to the fair value of shares of common stock. Additionally, the Company may grant or sell shares of preferred stock under the Plan.

Awards that are forfeited, terminated, canceled, expire unexercised, withheld to satisfy tax withholding obligations, or are repurchased by the Company immediately become available for new awards under the Plan.

Time Options — During the three months ended March 31, 2014 and 2013, the Company granted zero and 17,103 time options, respectively, which become exercisable in five equal and cumulative installments provided that the grantee remains continuously employed in active service by the Company. At March 31, 2014 and December 31, 2013, there were 43,674 and 55,958 of unvested time options outstanding, respectively.

The weighted-average assumptions used for purposes of determining the grant-date fair value of time options granted during the three months ended March 31, 2014 and 2013, are summarized as follows:

	2014	2013
Risk-free interest rate	1.55%	1.55%
Expected life (in years)	7.0	7.0
Dividend yield	—%	—%
Historical volatility	52.0%	52.0%

The risk-free interest rate utilized is based on the U.S. Treasury rate, corresponding with a similar term as the expected term of the stock option granted. As the Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term, the Company utilizes the simplified method. Since the Company does not currently anticipate declaring cash dividends, the dividend yield assumption was zero. Since the Company is unable to obtain sufficient historical information about past volatility, expected volatility is based on peer group historical volatility using companies with operations similar to those in which the Company operates.

Return Options — During the three months ended March 31, 2014 and 2013, the Company granted zero and 17,103 return options, respectively, which become vested and exercisable pro-ratably at such time Lightyear and its affiliates sells a percentage of the aggregate investment and realizes liquidity in a combination of cash and liquid securities provided that the grantee remains continuously employed in active service by the Company. Liquidity is defined as a return that represents a certain multiple on the shares sold, plus a specified internal rate of return. At March 31, 2014 and December 31, 2013, there were 79,212 unvested return options outstanding. Stock-based compensation expense for these performance condition

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

11. SHARE-BASED COMPENSATION  – (continued)

awards is recognized based on the probable outcome of the performance condition at each reporting date. As of March 31, 2014 and December 31, 2013, management determined that the achievement of the performance condition was not considered probable. As a result, no compensation cost has been recognized on the return options.

In determining the grant-date fair value of return options, the Company utilized weighted-average assumptions consistent with those applied in determining the grant-date fair value of time options. Additionally, the Company’s uses a lattice valuation model, which simulates random future price movements, for purposes of determining the grant-date fair value.

The table summarizes the activity related to both time options and return options at March 31, 2014 and December 31, 2013, as follows:

	2014		2013
	Shares	Grant-Date Fair Value	Shares	Grant-Date Fair Value
Outstanding – beginning of period	157,860	$81.07	153,201	$58.40
Granted	—	—	44,206	135.59
Exercised	—	—	(17,012)	58.18
Forfeited	—	—	(22,535)	51.21
Cancelled	—	—	—	—
Outstanding – end of period	157,860	$81.07	157,860	$81.07
Exercisable – end of period	34,974		22,690

Total stock-based compensation expenses were $0.3 million and $0.3 million for the three months ended March 31, 2014 and 2013, respectively.

At March 31, 2014 and December 31, 2013, unrecognized stock-based compensation expenses were $4.9 million and $5.4 million, respectively.

At March 31, 2014 and December 31, 2013, there were 157,860 shares outstanding, with a weighted-average exercise price and remaining contractual maturity of $81.07, and 7.38 and 7.62 years, respectively.

Stock Grants — The Company accounts for restricted stock awards by measuring such awards at their measurement date fair value. Share-based compensation is recognized ratably over the requisite service period, which generally equals the vesting period. The Company recognized $0.36 million and $0.14 million of share-based compensation related to the vesting of restricted stock awards for the three months ended March 31, 2014 and 2013, respectively, which is included in commission expense on the consolidated statements of income. As of March 31, 2014 and December 31, 2013, total unrecognized compensation costs were $4.3 million and $4.7 million, which are expected to be recognized over a weighted-average remaining period of 2.95 years and 3.20 years, respectively.

Vesting of the time options, return options and restricted stock will be accelerated upon closing of the transaction discussed in note 17.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

12. EMPLOYEE AND REGISTERED REPRESENTATIVE BENEFITS

401(k) and Health and Welfare Benefit Plan for Employees — The employees of the Company are covered by a 401(k) plan and a health and welfare defined contribution plan. The plans are defined contribution plans and have various eligibility standards, vesting requirements, and guidelines for matching. 401(k) and Health and Welfare Benefit Plan expenses incurred by the Company, included in employee compensation and benefits within the consolidated statements of income were $2.2 million and $1.9 million for the three months ended March 31, 2014 and 2013, respectively.

Deferred Compensation Plans for Registered Representatives — The Company maintains deferred compensation plans (the “Plans”) for registered representatives as part of its retention strategy. Under the Plans, if certain eligibility requirements are met, a participant may defer a portion of their income, primarily commission and fee earnings. Participants may elect to have all or a portion of their deferred compensation account indexed to rates of return on a variety of investment options, including a fixed rate option. The Company credits earnings to these participants’ accounts based upon the actual rate of return on the underlying investment index choice. Such amounts are included in the Company’s 2014 and 2013 consolidated results of operations. For the three months ended March 31, 2014 and 2013, the accrued liabilities increased by $1.0 million and $3.1 million, resulting in a corresponding expenses of $1.0 million and $3.1 million, respectively. The change in accrued liabilities is recorded in commissions expense in the accompanying consolidated statements of income.

The Plans are unfunded; therefore, benefits are paid from the general assets of the Company. However, the Company have made investments that attempt to mirror amounts and elections of the participants, of which $76.7 million and $76.3 million, as of March 31, 2014 and December 31, 2013, respectively is included as deferred compensation plan investments on the consolidated statements of financial condition and are carried at fair value. The total of net participant deferrals, which are reflected within deferred compensation plans liabilities on the consolidated statements of financial condition, were $76.0 million and $75.5 million at March 31, 2014 and December 31, 2013, respectively. The investments that mirror amounts and elections of the participants increased by $1.0 million, and by $3.0 million for the three months ended March 31, 2014 and 2013, respectively and are recorded in transaction and other fees in the accompanying consolidated statements of income.

13. RELATED PARTY TRANSACTIONS

The Company paid $0.4 million during each of the three months ended March 31, 2014 and 2013, in management fees, substantially all of which were paid to Lightyear, and are reflected within other expenses in the consolidated statements of income. There were no outstanding receivables or payables with related parties as of March 31, 2014 and December 31, 2013.

14. OFF-BALANCE SHEET RISK

Financial instruments recorded at fair value on the Company’s consolidated statements of financial condition include securities owned and securities sold, not yet purchased, and deferred compensation plan investments. Other financial instruments are recorded by the Company at contract amounts and include receivables from and payables to brokers, dealers, clearing organizations and receivables from and payables to customers, notes receivable, and note payable. Financial instruments carried at contract amounts, which approximate fair value, either have short-term maturities (one year or less), are repriced frequently or bear market interest rates and, accordingly, are carried at amounts approximating fair value.

The Company’s customer activities involve the execution, settlement, and financing of various securities transactions. These activities are transacted on either a cash or margin basis. In margin transactions, the Company extends credit to the customer, subject to various regulatory and internal margin requirements,

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

14. OFF-BALANCE SHEET RISK  – (continued)

collateralized by cash and securities in the customer’s account. In connection with these activities, the Company executes and clears customer transactions involving the sale of securities not yet purchased and the writing of options contracts. Such transactions may expose the Company to off-balance sheet risk in the event that margin requirements are not sufficient to fully cover losses that customers incur or counterparties are unable to meet the terms of the contracted obligations. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty or issuer of the instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty with which it conducts business.

In the event a customer or broker fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices in order to fulfill the customer’s obligations. The Company seeks to control the risk associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines. The Company monitors required margin levels daily and pursuant to such guidelines, requires customers to deposit additional collateral or reduce positions, when necessary.

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market. Fair value measurement is prioritized to maximize the use of observable inputs and minimize the use of unobservable inputs within a three-level fair value hierarchy.

Level 1 — Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities the Company has the ability to access.

Level 2 — Inputs (other than quoted prices included in Level 1) that are observable for the asset or liability, either directly or indirectly.

Level 3 — Inputs are unobservable for the asset or liability and rely on management’s own assumptions as to what market participants would use in pricing the asset or liability. (The unobservable inputs should be developed based on the best information available in the circumstances and may include the Company’s own data.)

Cash equivalents include money market mutual fund instruments, which are short term in nature with readily determinable values derived from active markets. Mutual funds, publicly traded securities with sufficient trading volume, and U.S. Treasury securities, are fair valued by management using third-party pricing services, which base prices on market quotations. These securities are primarily classified within Level 1. Government bonds and certificates of deposits are fair valued by management using third-party pricing services and these securities are primarily classified within Level 2. The Company’s interest rate cap is not traded on an exchange. Consequently, the fair value is determined based on a discounted cash flow model that incorporates assumptions as to interest rates, the risk of non-performance, and counterparty credit risk. Accordingly, the interest rate cap is classified as Level 2 in the Company’s fair value hierarchy.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

15. FAIR VALUE OF FINANCIAL INSTRUMENTS  – (continued)

The Company’s fair value hierarchy for those assets measured at fair value on a recurring basis as of March 31, 2014 and December 31, 2013, are as follows (in thousands):

	2014 Fair Value Measurements on a Recurring Basis
	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents – money market funds	$114,181	$—	$—	$114,181
Securities segregated under federal and other regulations:
U.S. treasury securities	—	7,999	—	7,999
Securities owned:
Equity securities	86	—	—	86
Mutual funds and UITs	153	—	—	153
Certificate of deposits	—	28	—	28
U.S. government bonds	—	1	—	1
Interest rate cap	—	143	—	143
Total securities owned	239	172	—	411
Deferred compensation plan investments – mutual funds:
Money market funds	3,598	—	—	3,598
International global funds	15,349	—	—	15,349
U.S. equity funds	46,616	—	—	46,616
U.S. fixed-income funds	11,131	—	—	11,131
Total deferred compensation plan investments	76,694	—	—	76,694
Total assets	$191,114	$8,171	$—	$199,285
Liabilities
Securities sold, but not yet purchased:
Equity securities	$96	$—	$—	$96
Mutual funds and UITs	66	—	—	66
Total liabilities	$162	$—	$—	$162

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

15. FAIR VALUE OF FINANCIAL INSTRUMENTS  – (continued)

	2013 Fair Value Measurements on a Recurring Basis
	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents – money market funds	$118,597	$—	$—	$118,597
Securities segregated under federal and other regulations:
U.S. treasury securities	—	6,998	—	6,998
Securities owned:
Equity securities	88	—	—	88
Mutual funds and UITs	87	—	—	87
Certificate of deposits	—	—	—	—
U.S. government bonds	—	—	—	—
U.S. treasury securities	997	—	—	997
Interest rate cap	—	183	—	183
Total securities owned	1,172	183	—	1,355
Deferred compensation plan investments – mutual funds:
Money market funds	4,378	—	—	4,378
International global funds	16,098	—	—	16,098
U.S. equity funds	44,080	—	—	44,080
U.S. fixed-income funds	11,742	—	—	11,742
Total deferred compensation plan investments	76,298	—	—	76,298
Total assets	$196,067	$7,181	$—	$203,248
Liabilities
Securities sold, but not yet purchased:
Equity securities	$70	$—	$—	$70
Mutual funds and UITs	62	—	—	62
Total liabilities	$132	$—	$—	$132

There were no transfers of investments between levels during the three months ended March 31, 2014 and December 31, 2013.

Interest Rate Caps

As part of the 2013 Credit Agreement, the Company entered into two additional interest rate cap agreements that are scheduled to mature on September 7, 2016. An interest rate cap is a financial derivative instrument whereby one party enters into a contractual agreement with another party to receive payments based on underlying interest rates. The Company uses interest rate cap agreements to hedge the variability on its floating rate senior secured term loan. For these new instruments, the counterparty is required to pay the Company interest on a notional balance if the LIBOR rate exceeds 2.75%. Payments are settled quarterly, if necessary.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

15. FAIR VALUE OF FINANCIAL INSTRUMENTS  – (continued)

The following table summarizes information related to the Company’s existing interest rate cap instruments, not subject to a master netting arrangement or similar arrangement, as of March 31, 2014 and 2013 (in thousands):

		Fair Value
		March 31,
Notional Amount	Maturity Dates	2014	2013
$60,000	8/3/2015	$9	$137
37,500	9/30/2016	62	—
37,500	9/30/2016	72	—
$135,000		$143	$137

The following is a summary of the changes in the interest rate cap agreement for the three months ended March 31, 2014 and 2013:

Balance – Janaury 1, 2013	$137
Purchases	—
Transfer in (out)	—
Realized gain (loss), net	—
Unrealized (loss), net*	—
Balance – March 31, 2013	$137
Balance – January 1, 2014	$183
Purchases	—
Transfer in (out)	—
Realized gain (loss), net	—
Unrealized (loss), net*	(40)
Balance – March 31, 2014	$143

*	The Company recorded unrealized losses totaling $40 and $0 for the three months ended March 31, 2014 and 2013, respectively, in transaction and other fees on the accompanying consolidated statements of income.

16. REGULATED ENTITIES

The Company has subsidiaries that are registered broker-dealers, which are subject to the minimum net capital requirements of the Securities and Exchange Commission. The subsidiaries have continuously operated in excess of these requirements.

17. SUBSEQUENT EVENTS

On April 29, 2014, it was announced that RCS Capital Corporation (NYSE: RCAP) closed its previously announced acquisition of Cetera Holdings, Inc. from affiliates of Lightyear Capital, LLC for $1.15 billion in cash. In conjunction with the close of the transaction:

1)	the Company’s note payable as of March 31, 2014 of $207.4 million was repaid in full
2)	all issued and outstanding shares of common (944,116 shares) and Series A convertible preferred stock (384,142 shares), inclusive of accrued dividends, were cancelled and exchanged for the right to receive cash.

CETERA FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013 (AUDITED) AND FOR THE
THREE MONTHS ENDED MARCH 31, 2014 AND 2013 (UNAUDITED)
(In thousands, except share amounts)

17. SUBSEQUENT EVENTS  – (continued)

3)	all issued and outstanding shares of restricted common stock (18,521 shares) were cancelled and exchange for the right to receive cash; In addition, as a result of the accelerated vesting, the Company recorded $4.0 million in restricted stock expense during April 2014.
4)	all issued, outstanding and unexercised options (whether vested or unvested — 155,637 options) were cancelled and exchanged for the right to receive cash; In addition, as a result of the accelerated vesting, the Company recorded $5.8 million in stock option expense during April 2014.

On May 13, 2014, it was announced that Ms. Valerie Brown was no longer employed as Chief Executive Officer of the Company and transitioned to a consulting role. Mr. R. Lawrence Roth was appointed to the position of chief executive officer of the Company and will assume overall executive responsibility. Mr. Roth previously served as chief executive officer of Realty Capital Securities, a wholesale broker-dealer subsidiary of RCAP.

******

TOWER SQUARE SECURITIES, INC.

FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2012
AND
INDEPENDENT AUDITORS’ REPORT

*********

INDEPENDENT AUDITORS’ REPORT

To the Stockholder of

Tower Square Securities, Inc.

We have audited the accompanying financial statements of Tower Square Securities, Inc. (the“Company”), an indirect wholly-owned subsidiary of MetLife, Inc. (“MetLife”), which comprise the statement of financial condition as of December 31, 2012, and the related statements of operations, cash flows, changes in stockholder’s equity, and changes in subordinated liabilities for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Tower Square Securities, Inc. at December 31, 2012 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Other Matters

Portions of the accompanying financial statements have been prepared from the separate records maintained by MetLife and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company. Portions of income and expenses represent allocations made from home-office items applicable to the Company as a whole.

February 28, 2013

TOWER SQUARE SECURITIES, INC.

STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2012

ASSETS
Cash and cash equivalents	$4,572,629
Cash segregated pursuant to federal regulations	3,071,360
Commissions and fees receivable	2,359,572
Receivable from brokers and clearing organizations	593,756
Securities owned, at fair value	6,251,027
Receivable from affiliates	1,493,318
Secured demand note receivable	33,000,000
Deferred tax asset, net	1,750,894
Other assets	301,486
TOTAL ASSETS	$53,394,042
LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES:
Commissions payable	$2,301,976
Due to affiliates	445,600
Deferred compensation plan payable to representatives	7,486,611
Accrued expenses and other liabilities	718,624
10,952,811
Note payable under subordinated secured demand note collateral agreement	33,000,000
STOCKHOLDER’S EQUITY:
Common stock, $100 par value; authorized 100,000 shares; issued and outstanding 1,000 shares	100,000
Additional paid-in capital	74,548,141
Accumulated deficit	(65,206,910)
Total stockholder’s equity	9,441,231
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$53,394,042

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

REVENUES:
Commissions	$26,135,633
Mutual fund fees	5,033,100
Investment advisory fees	5,390,131
Marketing support fees	1,221,159
Other	1,835,141
Total revenues	39,615,164
EXPENSES:
Commissions	33,349,532
Employee compensation and benefits	2,950,840
Clearance and execution	739,815
Overhead charges from affiliates	2,170,264
Network support and data processing	2,116,720
Regulatory fees and expenses	328,578
Other	2,150,870
Total expenses	43,806,619
LOSS BEFORE INCOME TAX PROVISION	(4,191,455)
INCOME TAX PROVISION	(19,460,035)
NET LOSS	$(23,651,490)

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2012

CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(23,651,490)
Adjustments to reconcile net loss to net cash used in operating activities:
Deferred income tax	20,947,910
(Increase) decrease in operating assets:
Cash segregated pursuant to federal regulations	(6,269)
Commissions and fees receivable	356,628
Receivable from brokers and clearing organization	(289,362)
Securities owned	(618,534)
Receivable from affiliates	773,741
Other assets	302,514
Increase (decrease) in operating liabilities:
Commissions payable	(324,232)
Due to affiliates	(6,321,980)
Deferred compensation plan payable to representatives	597,629
Accrued expenses and other liabilities	167,315
Net cash used in operating activities	(8,066,130)
CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contribution	9,000,000
NET INCREASE IN CASH AND CASH EQUIVALENTS	933,870
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,638,759
CASH AND CASH EQUIVALENTS, END OF YEAR	$4,572,629
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$168,852
Cash paid during the year for income taxes	$0

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY
YEAR ENDED DECEMBER 31, 2012

	Common Stock	Additional Paid in Capital	Accumulated Deficit	Total
BALANCE, BEGINNING OF YEAR	$100,000	$65,548,141	$(41,555,420)	$24,092,721
Capital contribution		9,000,000		9,000,000
Net loss			(23,651,490)	(23,651,490)
BALANCE, END OF YEAR	$100,000	$74,548,141	$(65,206,910)	$9,441,231

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENT OF CHANGES IN SUBORDINATED LIABILITIES
YEAR ENDED DECEMBER 31, 2012

BALANCE, BEGINNING OF YEAR	$33,000,000
BALANCE, END OF YEAR	$33,000,000

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

1. ORGANIZATION

Tower Square Securities, Inc. (the “Company”) is an indirect wholly owned subsidiary of MetLife Insurance Company of Connecticut (“MICC”), which is a direct wholly owned subsidiary of MetLife, Inc.

The Company is a registered broker-dealer under the Securities Exchange Act of 1934 (the “1934 Act”), a registered investment adviser under the Investment Advisers Act of 1940, and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Company is also a licensed insurance agency.

The Company contracts with independent licensed brokers to sell securities and other investment products, on a principal and agency basis, to retail (individual) investors. The Company also sells variable annuity and variable life products issued by affiliated and unaffiliated insurance carriers.

The Company executes and clears its brokerage transactions on a fully disclosed basis through Pershing LLC (“Pershing”) and as agent directly with mutual fund companies, insurance companies and investment advisers. In connection with the sale of mutual funds, the Company receives fees under Rule 12b-1 of the Investment Company Act of 1940.

“MetLife” as used in these Notes refers to MetLife, Inc., a Delaware Corporation, and its subsidiaries (other than the Company), including Metropolitan Life Insurance Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Presentation — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expense during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents — Cash and cash equivalents consist of cash and highly liquid investments not held for resale with maturities, when purchased, of three months or less. Included in cash equivalents are $2,507,318 of money market funds held at Pershing and at Wachovia Bank. Substantially all the remaining balance is cash on deposit with JPMorgan Chase.

Cash Segregated Pursuant to Federal Regulations — The Company segregates cash pursuant to the requirements of Securities and Exchange Commission (“SEC”) Rule 15c3-3. The cash is held at JPMorgan Chase.

Fair Value — As described below, certain assets and liabilities are measured at estimated fair value in the Company’s statement of financial condition. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

Fair Value of Financial Instruments — Substantially all of the Company’s financial assets and liabilities are carried at fair value or amounts that approximate fair value.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fair Value of Securities Owned — Securities owned are measured and reported at fair value on a recurring basis on the Company’s statement of financial condition. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. Level 1 inputs are quoted prices available in active markets as of the reporting date. Level 2 inputs are either directly or indirectly observable as of the reporting date, where fair value is determined through the use of models or other valuation methodologies. Level 3 inputs are unobservable, include situations where there is little, if any, market activity for the investment, and require significant management judgment or estimation. At December 31, 2012, the Company’s securities owned consisted of $5,486,168 of securities categorized in Level 1, comprising exchange traded funds with quoted prices available in active markets, and $764,859 of securities categorized in Level 2, comprising open end mutual funds and cash and cash equivalents include $2,507,318 in money market funds that are also categorized in Level 1.

Revenue Recognition — Brokerage transactions and related commission revenue and expense are recorded on a trade date basis. Mutual fund fees are accrued based on the level of client and firm assets invested in the mutual fund. Investment advisory fee revenues are recorded on an accrual basis based upon assets under management. Marketing support fees earned are recorded over the period of the related agreement. Securities owned transactions are recorded on a trade date basis with realized and unrealized gains and losses included in other revenues in the statement of operations.

The Company recognizes first year commission revenue and related commission expense upon the satisfactory completion of the application process for the purchase of variable annuity and variable life products. Renewal commission revenues and related commission expenses are recognized on an accrual basis.

Income Taxes — The Company filed a stand-alone federal income tax return for the years 2005 through 2010. Pursuant to Internal Revenue Service rules, MICC and its subsidiaries, including the Company, were excluded from MetLife’s life/non-life consolidated federal tax return for the five years subsequent to MetLife’s July 2005 acquisition of MICC.

Effective January 1, 2011, the Company joined the consolidated federal income tax group established by MetLife for its wholly owned subsidiaries and began to participate in a tax sharing agreement with MetLife. As a result, the Company’s income and deductions are included in the consolidated return and any computed federal taxes payable or receivable are due to or from MetLife. MetLife allocates income tax expenses or benefits to members of the consolidated group based on each subsidiary’s contribution to consolidated taxable income or loss using the statutory rate applicable to the consolidated group.

The Company also files tax returns with various state taxing agencies, both on a stand-alone and combined basis with various MetLife subsidiaries. As a result, the Company’s state income taxes payable or receivable are due to or from various state taxing agencies or such MetLife subsidiaries.

The Company recognizes deferred tax assets and liabilities based upon the difference between the financial statement and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse if future realization of the tax benefit is more likely than not. A valuation allowance is recorded for the portion, if any, that is not likely to be realized.

3. RELATED PARTY TRANSACTIONS

Substantially all expenses, exclusive of commissions, clearance and execution, and regulatory fees and expenses, relate to charges from MetLife. The Company’s results of operations may not necessarily be indicative of those which would have resulted had the Company operated as an independent entity.

On January 31, 2012, the Company received a $9 million equity contribution from its parent.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

3. RELATED PARTY TRANSACTIONS  – (continued)

The Company earns commissions from MetLife related to the sale of certain MetLife insurance products. For the year ended December 31, 2012, the Company recognized $7,674,441 of such commission revenues from affiliates.

The Company also receives payments from affiliates to support the marketing of MetLife insurance products. For the year ended December 31, 2012, the Company recognized $520,477 of marketing support fees from affiliates.

MetLife provides services and support functions, including, but not limited to, payroll, legal, compliance and other general corporate services and charges the Company its allocated portion of such costs, which are included in overhead charges from affiliates. In addition, the Company is allocated costs related to information systems, which are included in network support and data processing. For the year ended December 31, 2012, such overhead charges and network support and data processing charged to the Company were $2,170,264 and $1,573,676, respectively. Employee compensation and benefits include $2,950,840 for payroll related costs including costs related to employee benefit plans and stock-based compensation.

MetLife disburses compensation and other amounts on behalf of the Company, for which the Company reimburses MetLife. Due to affiliates represents amounts due to MetLife for allocated services and support functions, and amounts disbursed by MetLife on behalf of the Company.

4. REGULATORY REQUIREMENTS

As a broker-dealer, the Company is subject to the SEC’s Uniform Net Capital Rule (“Rule 15c3-1”) under the 1934 Act which requires the maintenance of minimum net capital, as defined. The Company calculates net capital under the alternative method permitted by Rule 15c3-1, which defines the Company’s minimum net capital as the greater of 2% of aggregate debit balances arising from customer transactions pursuant to Rule 15c3-3 under the 1934 Act, or $250,000. At December 31, 2012, the Company had net capital of $37,625,252 which was $37,375,252 in excess of the requirement of $250,000.

Proprietary accounts held at the clearing broker (“PAIB Assets”) are considered allowable assets in the net capital computation pursuant to an agreement between the Company and the clearing broker which requires, among other things, the clearing broker to perform a computation for PAIB Assets similar to the customer reserve computation set forth in Rule 15c3-3 under the 1934 Act.

5. EMPLOYEE BENEFIT PLANS AND STOCK BASED COMPENSATION

MetLife sponsors and administers defined benefit and defined contribution pension plans. For the defined benefit plan, the benefits are based on years of credited service and final average earning history. The Company was allocated $440,718 during the year ended December 31, 2012 related to the defined benefit plan. MetLife matches employee contributions to its defined contribution plan and charged the Company $59,546 for the year ended December 31, 2012. Certain employees receive stock-based compensation related to the common stock of MetLife, Inc. The Company was allocated $59,623 during the year ended December 31, 2012 related to such stock-based compensation.

All such amounts are presented as employee compensation and benefits on the statement of operations.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

6. INCOME TAXES

The income tax expense for the year ended December 31, 2012 consists of the following:

Current income tax benefit:
Federal	$(1,487,019)
State	(856)
(1,487,875)
Deferred income tax expense:
Federal	20,947,910
State	—
20,947,910
Income tax provision	$19,460,035

The federal and state deferred tax assets primarily relate to contingency reserves, deferred compensation and net operating loss carryforwards. A federal deferred tax asset valuation allowance of $20,923,900 was established during the year ended December 31, 2012. A 100% state deferred tax asset valuation allowance of $3,293,070 has been established at December 31, 2012, representing a $878,999 increase for the year ended December 31, 2012.

As of December 31, 2012, the Company had federal net operating loss carryforwards of $59,782,574 which begin to expire in 2025 and state net operating loss carryforwards of $32,509,579 which continue to expire in 2013.

The federal and state tax returns for tax years 2005 through 2011 are still subject to examination.

7. COMMITMENTS AND CONTINGENCIES

The Company is a defendant in a number of litigation matters. In some of the matters, very large and/or indeterminate amounts are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain with any degree of certainty. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

7. COMMITMENTS AND CONTINGENCIES  – (continued)

material in the particular annual period in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position.

A former Company representative was alleged to have misappropriated funds from 40 customers. The Illinois Securities Division, the U.S. Postal Inspector, the Internal Revenue Service, FINRA, and the U.S. Attorney’s Office conducted inquiries. The Company also conducted an internal investigation. The Company made remediation to all the affected customers. The Illinois Securities Division issued a Statement of Violations to the Company, and the Company conducted discussions with the Division. The former representative was sentenced on February 17, 2012 to 17.5 years in prison and ordered to pay restitution. One customer has filed a FINRA arbitration against the Company, and another customer has filed a complaint in state court in Illinois.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company’s financial statements have arisen in the course of the Company’s business. Further, regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company’s compliance with applicable laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows.

8. SECURED DEMAND NOTE

The Company is a party to a Secured Demand Note Collateral Agreement (“SDN”) with MICC pursuant to which MICC transferred securities to the Company to collateralize MICC’s obligation to lend $33 million to the Company. The SDN bears interest at 0.5% per annum and is scheduled to mature on February 28, 2013.

At December 31, 2012 the collateral consisted of U.S. Government securities with a fair value approximating $40.5 million. The Company has not exercised its right to sell or repledge the collateral.

The SDN provides the Company with additional regulatory capital toward meeting the minimum net capital requirement under Rule 15c3-1, subject to the rule’s “Debt-Equity Ratio” requirements which limits to 90 days the period of time that the percentage of regulatory capital which a broker-dealer obtains through the use of certain SDNs can exceed 70%. The Company’s Debt-Equity Ratio first exceeded 70% at December 31, 2012 as a result of the recording of federal deferred tax asset valuation allowance, but concurrent with the February 28, 2013 maturity of the SDN, will decline below the 70% threshold. At December 31, 2012, the Company’s Debt-Equity Ratio was 77%.

The corresponding liability “Note payable under subordinated secured demand note collateral agreement” is subordinate to the claims of the general creditors. To the extent that the subordinated borrowing is required for the Company’s continued compliance with the minimum net capital requirements under Rule 15c3-1, it may not be repaid.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

8. SECURED DEMAND NOTE  – (continued)

The Company expects that two new SDNs, each for $9 million, will be executed and approved by FINRA effective as of the maturity date of the existing SDN. The two new SDNs are expected to have maturity dates of April 30, 2014 and April 30, 2015.

9. DEFERRED COMPENSATION PLAN PAYABLE TO REPRESENTATIVES

The Company sponsored a nonqualified deferred compensation plan for its registered representatives (the “Plan”) and maintains a “Rabbi Trust” in connection with such Plan. The Plan provided registered representatives with the ability to defer compensation to a retirement date on a tax-advantaged basis.

The administrator of the Plan maintains an account for each Plan participant. Such participant accounts are credited daily with gains and losses reflecting the performance and market value of various mutual funds as selected by individual registered representatives. Both the assets of the Rabbi Trust and the liabilities to the Plan participants are consolidated by the Company. Any increase or decrease in the Company’s deferred compensation plan liability which directly results from the increase or decrease in the value of the underlying mutual funds is reflected as a component of other expenses in the statement of operations.

The obligation of the Company to pay all benefits under the Plan is fully guaranteed by MICC. The Company does not make any contributions to the Plan. Effective January 1, 2005, no further compensation deferrals were permitted.

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company engages in brokerage transactions that settle in accordance with industry practice. In the event a customer or counterparty is unable to fulfill its contracted obligations, the Company might be required to liquidate the transaction for its own account. Additionally, the agreements between the Company and its clearing broker provide that the Company is obligated to assume any responsibility related to nonperformance by its customers. The Company seeks to control the risk associated with nonperformance by monitoring all customer activity and reviewing information it receives from its clearing broker on a daily basis. Although the right of the clearing broker to charge the Company applies to all trades executed through the clearing broker, the Company believes that there is no reasonable amount assignable to its obligations pursuant to this right as any such obligation would be based upon the future non-performance by one or more counterparties. Accordingly, at December 31, 2012, the Company has recorded no liabilities with respect to these obligations.

Certain securities transactions in the normal course of business may also give rise to off-balance sheet market risk. Securities sold, but not yet purchased by the Company involve an obligation to purchase securities at a future date. The Company may incur a loss if the market value of the securities increases. To mitigate the risk of losses, long and short positions are marked-to-market daily and are continuously monitored by management.

11. SUBSEQUENT EVENTS

The Company evaluated the recognition and disclosure of subsequent events through the date the December 31, 2012 financial statements of the Company were issued.

* * * * *

TOWER SQUARE SECURITIES, INC.

FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2011
AND
INDEPENDENT AUDITORS’ REPORT

*********

INDEPENDENT AUDITORS’ REPORT

To the Stockholder of

Tower Square Securities, Inc.

We have audited the accompanying financial statements of Tower Square Securities, Inc. (the“Company"), an indirect wholly-owned subsidiary of MetLife, Inc. (“MetLife”), which comprise the statement of financial condition as of December 31, 2011, and the related statements of operations, cash flows, changes in stockholder’s equity, and changes in subordinated liabilities for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Tower Square Securities, Inc. at December 31, 2011 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Other Matters

Portions of the accompanying financial statements have been prepared from the separate records maintained by MetLife and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company. Portions of income and expenses represent allocations made from home-office items applicable to the Company as a whole.

February 28, 2012

TOWER SQUARE SECURITIES, INC.

STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2011

ASSETS
Cash and cash equivalents	$3,638,759
Cash segregated pursuant to federal regulations	3,065,091
Commissions and fees receivable	2,716,200
Securities owned, at fair value	5,632,493
Receivable from affiliates	2,267,059
Secured demand note receivable	33,000,000
Deferred tax asset, net	22,698,804
Other assets	908,394
TOTAL ASSETS	$73,926,800
LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES:
Commissions payable	$2,626,208
Due to affiliates	6,767,580
Deferred compensation plan payable to representatives	6,888,982
Accrued expenses and other liabilities	551,309
16,834,079
Note payable under subordinated secured demand note collateral agreement	33,000,000
STOCKHOLDER’S EQUITY:
Common stock, $100 par value; authorized 100,000 shares; issued and outstanding 1,000 shares	100,000
Additional paid-in capital	65,548,141
Accumulated deficit	(41,555,420)
Total stockholder’s equity	24,092,721
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$73,926,800

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

REVENUES:
Commissions	$31,935,803
Mutual fund fees	6,493,192
Investment advisory and financial planning fees	7,687,451
Marketing support fees	1,756,014
Other	722,940
Total revenues	48,595,400
EXPENSES:
Commissions	42,308,052
Employee compensation and benefits	3,972,410
Clearance and execution	739,829
Overhead charges from affiliates	2,446,890
Network support and data processing	3,057,743
Regulatory fees and expenses	489,824
Other	1,363,291
Total expenses	54,378,039
LOSS BEFORE INCOME TAX BENEFIT	(5,782,639)
INCOME TAX BENEFIT	2,023,249
NET LOSS	$(3,759,390)

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2011

CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(3,759,390)
Adjustments to reconcile net loss to net cash used in operating activities:
Deferred income tax	109,365
(Increase) decrease in operating assets:
Cash segregated pursuant to federal regulations	(527,073)
Commissions and fees receivable	197,371
Securities owned	331,309
Receivable from affiliates	(2,267,059)
Other assets	484,296
Increase (decrease) in operating liabilities:
Commissions payable	(64,587)
Due to affiliates	5,197,305
Deferred compensation plan payable to representatives	(629,944)
Accrued expenses and other liabilities	(163,646)
Net cash used in operating activities	(1,092,053)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(1,092,053)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,730,812
CASH AND CASH EQUIVALENTS, END OF YEAR	$3,638,759
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATON:
Cash paid during the year for interest	$168,153
Cash paid during the year for income taxes	$700

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY
YEAR ENDED DECEMBER 31, 2011

	Common Stock	Additional Paid in Capital	Accumulated Deficit	Total
BALANCE, BEGINNING OF YEAR	$100,000	$65,548,141	$(37,796,030)	$27,852,111
Net loss			(3,759,390)	(3,759,390)
BALANCE, END OF YEAR	$100,000	$65,548,141	$(41,555,420)	$24,092,721

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENT OF CHANGES IN SUBORDINATED LIABILITIES
YEAR ENDED DECEMBER 31, 2011

BALANCE, BEGINNING OF YEAR	$33,000,000
BALANCE, END OF YEAR	$33,000,000

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

1. ORGANIZATION

Tower Square Securities, Inc. (the “Company”) is an indirect wholly owned subsidiary of MetLife Insurance Company of Connecticut (“MICC”), which is a direct wholly owned subsidiary of MetLife, Inc.

The Company is a registered broker-dealer under the Securities Exchange Act of 1934 (the “1934 Act”), a registered investment adviser under the Investment Advisers Act of 1940, and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Company is also a licensed insurance agency.

The Company contracts with independent licensed brokers to sell securities and other investment products, on a principal and agency basis, to retail (individual) investors. The Company also sells variable annuity and variable life products issued by affiliated and unaffiliated insurance carriers.

The Company executes and clears its brokerage transactions on a fully disclosed basis through Pershing LLC (“Pershing”) and as agent directly with mutual fund companies, insurance companies and investment advisers. In connection with the sale of mutual funds, the Company receives fees under Rule 12b-1 of the Investment Company Act of 1940.

“MetLife” as used in these Notes refers to MetLife, Inc., a Delaware Corporation, and its subsidiaries (other than the Company), including Metropolitan Life Insurance Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Presentation — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expense during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents — Cash and cash equivalents consist of cash and highly liquid investments not held for resale with maturities, when purchased, of three months or less. Included in cash equivalents are $3,145,217 of money market funds held at Pershing and at Wachovia Bank. Substantially all the remaining balance is cash on deposit with JPMorgan Chase.

Cash Segregated Pursuant to Federal Regulations — The Company segregates cash pursuant to the requirements of Securities and Exchange Commission (“SEC”) Rule 15c3-3. The cash is held at JPMorgan Chase.

Fair Value — As described below, certain assets and liabilities are measured at estimated fair value in the Company’s statement of financial condition. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

Fair Value of Financial Instruments — Substantially all of the Company’s financial assets and liabilities are carried at fair value or amounts that approximate fair value.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fair Value of Securities Owned — Securities owned are measured and reported at fair value on a recurring basis on the Company’s statement of financial condition. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. Level 1 inputs are quoted prices available in active markets as of the reporting date. Level 2 inputs are either directly or indirectly observable as of the reporting date, where fair value is determined through the use of models or other valuation methodologies. Level 3 inputs are unobservable, include situations where there is little, if any, market activity for the investment, and require significant management judgment or estimation. At December 31, 2011, the Company’s securities owned consisted of closed end mutual funds with quoted prices available in active markets, and are thus categorized in Level 1.

Revenue Recognition — Brokerage transactions and related commission revenue and expense are recorded on a trade date basis. Mutual fund fees are accrued based on the level of client and firm assets invested in the mutual fund. Investment advisory fee revenues are recorded on an accrual basis based upon assets under management. Marketing support fees earned are recorded over the period of the related agreement. Securities owned transactions are recorded on a trade date basis with realized and unrealized gains and losses included in other revenues in the statement of operations.

The Company recognizes first year commission revenue and related commission expense upon the satisfactory completion of the application process for the purchase of variable annuity and variable life products. Renewal commission revenues and related commission expenses are recognized on an accrual basis.

Income Taxes — The Company filed a stand-alone federal income tax return for the years 2005 through 2010. Pursuant to Internal Revenue Service rules, MICC and its subsidiaries, including the Company, were excluded from MetLife’s life/non-life consolidated federal tax return for the five years subsequent to MetLife’s July 2005 acquisition of MICC.

Effective January 1, 2011, the Company joined the consolidated federal income tax group established by MetLife for its wholly owned subsidiaries and began to participate in a tax sharing agreement with MetLife. As a result, the Company’s income and deductions are included in the consolidated return and any computed federal taxes payable or receivable are due to or from MetLife. MetLife allocates income tax expenses or benefits to members of the consolidated group based on each subsidiary’s contribution to consolidated taxable income or loss using the statutory rate applicable to the consolidated group.

The Company also files tax returns with various state taxing agencies, both on a stand-alone and combined basis with various MetLife subsidiaries. As a result, the Company’s state income taxes payable or receivable are due to or from various state taxing agencies or such MetLife subsidiaries.

The Company recognizes deferred tax assets and liabilities based upon the difference between the financial statement and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse if future realization of the tax benefit is more likely than not. A valuation allowance is recorded for the portion, if any, that is not likely to be realized.

Adoption of New Accounting Pronouncements — In May 2011, the Financial Accounting Standards Board (“FASB”) issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). Some of the amendments clarify the FASB’s intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

3. RELATED PARTY TRANSACTIONS

The Company earns commissions from MetLife related to the sale of certain MetLife insurance products. For the year ended December 31, 2011, the Company recognized $11,314,149 of such commission revenues from affiliates.

The Company also receives payments from affiliates to support the marketing of MetLife insurance products. For the year ended December 31, 2011, the Company recognized $778,395 of marketing support fees from affiliates.

MetLife provides services and support functions, including, but not limited to, payroll, legal, compliance and other general corporate services and charges the Company its allocated portion of such costs, which are included in overhead charges from affiliates. In addition, the Company is allocated costs related to information systems, which are included in network support and data processing. For the year ended December 31, 2011, such overhead charges and network support and data processing charged to the Company were $2,446,890 and $2,148,087, respectively.

MetLife disburses compensation and other amounts on behalf of the Company, for which the Company reimburses MetLife. Due to affiliates represents amounts due to MetLife for allocated services and support functions, and amounts disbursed by MetLife on behalf of the Company.

During the year ended December 31, 2011, the Company received $6 million of advances from an affiliate, of which $5,999,834 was outstanding at December 31, 2011. The balance was repaid in its entirety on January 31, 2012.

Substantially all expenses, exclusive of commissions, clearance and execution, relate to charges from MetLife. The Company’s results of operations may not necessarily be indicative of those which would have resulted had the Company operated as an independent entity.

4. REGULATORY REQUIREMENTS

As a broker-dealer, the Company is subject to the SEC’s Uniform Net Capital Rule (“Rule 15c3-1”) under the 1934 Act which requires the maintenance of minimum net capital, as defined. The Company calculates net capital under the alternative method permitted by Rule 15c3-1, which defines the Company’s minimum net capital as the greater of 2% of aggregate debit balances arising from customer transactions pursuant to Rule 15c3-3 under the 1934 Act, or $250,000. At December 31, 2011, the Company had net capital of $30,441,248 which was $30,191,248 in excess of the requirement of $250,000.

Proprietary accounts held at the clearing broker (“PAIB Assets”) are considered allowable assets in the net capital computation pursuant to an agreement between the Company and the clearing broker which requires, among other things, the clearing broker to perform a computation for PAIB Assets similar to the customer reserve computation set forth in Rule 15c3-3 under the 1934 Act.

5. EMPLOYEE BENEFIT PLANS AND STOCK BASED COMPENSATION

MetLife sponsors and administers defined benefit and defined contribution pension plans. For the defined benefit plan, the benefits are based on years of credited service and final average earning history. The Company was allocated $572,208 during the year ended December 31, 2011 related to the defined benefit plan. MetLife matches employee contributions to its defined contribution plan and charged the Company $87,251 for the year ended December 31, 2011. Certain employees receive stock-based compensation related to the common stock of MetLife, Inc. The Company was allocated $77,635 during the year ended December 31, 2011 related to such stock-based compensation.

All such amounts are presented as employee compensation and benefits on the statement of operations.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

6. INCOME TAXES

The income tax benefit for the year ended December 31, 2011 consists of the following:

Current income tax benefit:
Federal	$(2,131,546)
State	(1,068)
(2,132,614)
Deferred income tax expense:
Federal	109,365
State	—
109,365
Income tax benefit	$(2,023,249)

The federal and state deferred tax assets primarily relate to contingency reserves, deferred compensation and net operating loss carryforwards. A 100% state deferred tax asset valuation allowance of $2,414,071 has been established at December 31, 2011, representing a $1,808,899 decrease for the year ended December 31, 2011.

As of December 31, 2011, the Company had federal net operating loss carryforwards of $59,782,575 which begin to expire in 2025 and state net operating loss carryforwards of $21,535,539 which continue to expire in 2012.

The Company will continue to review any conclusions reached regarding uncertain tax positions which may be subject to review and adjustment at a later date based on on-going analysis of tax laws, regulations and interpretations thereof. To the extent that the Company’s assessment of the conclusions reached regarding uncertain tax position changes, such changes in estimate will be recorded in the period in which such determination is made. The Company recognizes tax-related interest and penalties, if applicable, as a component of other expense and income tax expense, respectively. The federal and state tax returns for tax years 2005 through 2010 are still subject to examination.

7. COMMITMENTS AND CONTINGENCIES

The Company is a defendant in a number of litigation matters. In some of the matters, very large and/or indeterminate amounts are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain with any degree of certainty. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

7. COMMITMENTS AND CONTINGENCIES  – (continued)

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the particular annual period in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position.

A former Company representative was alleged to have misappropriated funds from 40 customers. The Illinois Securities Division, the U.S. Postal Inspector, the Internal Revenue Service, FINRA, and the U.S. Attorney’s Office have conducted inquiries. The Company has also conducted an internal investigation. The Company has made remediation to all the affected customers. The Illinois Securities Division has issued a Statement of Violations to the Company, and the Company has conducted discussions with the Division. The former representative is scheduled to be sentenced on February 17, 2012.

The Company is defending a FINRA arbitration proceeding brought by a customer who purchased a variable life insurance policy 15 year earlier that she claims was unsuitable.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company’s financial statements have arisen in the course of the Company’s business. Further, regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company’s compliance with applicable laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows.

8. SECURED DEMAND NOTE

The Company is a party to a Secured Demand Note (“SDN”) Collateral Agreement with MICC pursuant to which MICC transferred securities to the Company to collateralize MICC’s obligation to lend $33 million to the Company. The SDN bears interest at 0.5% per annum and is scheduled to mature on February 28, 2013.

At December 31, 2011 the collateral consisted of U.S. Government securities with a fair value approximating $38.6 million. The Company has not exercised its right to sell or repledge the collateral.

The SDN provides the Company with additional regulatory capital toward meeting the minimum net capital requirement under Rule 15c3-1, subject to the rule’s “Debt-Equity Ratio” requirements which limits to 70 percent the percentage of regulatory capital which a broker-dealer can obtain through the use of certain SDNs. The Company’s Debt-Equity Ratio as of December 31, 2011 was 0.0%.

The corresponding liability “Note payable under subordinated secured demand note collateral agreement” is subordinate to the claims of the general creditors. To the extent that the subordinated borrowing is required for the Company’s continued compliance with the minimum net capital requirements under Rule 15c3-1, it may not be repaid.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

9. DEFERRED COMPENSATION PLAN PAYABLE TO REPRESENTATIVES

The Company sponsored a nonqualified deferred compensation plan for its registered representatives (the “Plan”). The Plan provided registered representatives with the ability to defer compensation to a retirement date on a tax-advantaged basis.

The administrator of the Plan maintains an account for each Plan participant. Such participant accounts are credited daily with gains and losses reflecting the performance and market value of various mutual funds as selected by individual registered representatives. The increase or decrease in the Company’s deferred compensation plan liability which directly results from the increase or decrease in the value of the underlying mutual funds is reflected as a component of other expenses in the statement of operations.

The obligation of the Company to pay all benefits under the Plan is fully guaranteed by MICC. The Company does not make any contributions to the Plan. Effective January 1, 2005, no further compensation deferrals were permitted.

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company engages in brokerage transactions that settle in accordance with industry practice. In the event a customer or counterparty is unable to fulfill its contracted obligations, the Company might be required to liquidate the transaction for its own account. Additionally, the agreements between the Company and its clearing broker provide that the Company is obligated to assume any responsibility related to nonperformance by its customers. The Company seeks to control the risk associated with nonperformance by monitoring all customer activity and reviewing information it receives from its clearing broker on a daily basis. Although the right of the clearing broker to charge the Company applies to all trades executed through the clearing broker, the Company believes that there is no reasonable amount assignable to its obligations pursuant to this right as any such obligation would be based upon the future non-performance by one or more counterparties. Accordingly, at December 31, 2011, the Company has recorded no liabilities with respect to these obligations.

Certain securities transactions in the normal course of business may also give rise to off-balance sheet market risk. Securities sold, but not yet purchased by the Company involve an obligation to purchase securities at a future date. The Company may incur a loss if the market value of the securities increases. To mitigate the risk of losses, long and short positions are marked-to-market daily and are continuously monitored by management.

11. SUBSEQUENT EVENTS

On January 31, 2012, the Company received a $9 million equity contribution from its parent.

The Company evaluated the recognition and disclosure of subsequent events through February 28, 2012, the date the December 31, 2011 financial statements of the Company were issued.

* * * * *

TOWER SQUARE SECURITIES, INC.

UNAUDITED FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

*********

TOWER SQUARE SECURITIES, INC.

STATEMENTS OF FINANCIAL CONDITION
AS OF AUGUST 30, 2013 AND 2012

	8/30/2013	8/30/2012
ASSETS
Cash and cash equivalents	$5,076,558	$5,754,873
Cash segregated pursuant to federal regulations	1,249,103	2,003,975
Commissions and fees receivable	2,153,740	2,145,633
Receivable from brokers and clearing organizations	265,725	635,764
Securities owned, at fair value	6,785,492	7,601,723
Receivable from affiliates	—	22,687
Secured demand note receivable	—	33,000,000
Deferred tax asset, net	5,534,238	22,651,791
Other assets	318,342	1,225,300
TOTAL ASSETS	$21,383,198	$75,041,746
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Commissions payable	$2,055,648	$1,981,069
Due to affiliates	422,608	378,779
Deferred compensation plan payable to representatives	7,869,067	7,293,277
Accrued expenses and other liabilities	378,668	893,337
	10,725,991	10,546,462
Note payable under subordinated secured demand note collateral agreement	—	33,000,000
STOCKHOLDER’S EQUITY:
Common stock, $100 par value; authorized 100,000 shares; issued and outstanding 1,000 shares	100,000	100,000
Additional paid-in capital	76,460,832	74,548,141
Accumulated deficit	(65,903,625)	(43,152,857)
Total stockholder's equity	10,657,207	31,495,284
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$21,383,198	$75,041,746

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENTS OF OPERATIONS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

	8/30/2013	8/30/2012
REVENUES:
Commissions	$17,060,920	$18,094,429
Mutual fund fees	3,564,599	3,447,502
Investment advisory fees	4,145,107	3,401,032
Marketing support fees	444,617	797,817
Other	1,306,486	1,308,689
Total revenues	26,521,729	27,049,469
EXPENSES:
Commissions	23,005,283	23,154,710
Employee compensation and benefits	1,498,951	2,019,571
Clearance and execution	493,186	501,760
Overhead charges from affiliates	1,136,263	1,436,470
Network support and data processing	1,058,155	1,312,144
Regulatory fees and expenses	211,821	220,116
Other	190,923	859,239
Total expenses	27,594,582	29,504,010
LOSS BEFORE INCOME TAX BENEFIT	(1,072,853)	(2,454,541)
INCOME TAX BENEFIT	375,838	856,924
NET LOSS	$(697,015)	$(1,597,617)

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENTS OF CASH FLOWS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

	8/30/2013	8/30/2012
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(696,715)	$(1,597,617)
Adjustments to reconcile net loss to net cash used in operating activities:
Deferred income tax	(1,870,653)	47,013
(Increase) decrease in operating assets:
Cash segregated pursuant to federal regulations	1,822,257	1,061,116
Commissions and fees receivable	205,832	570,567
Receivable from brokers and clearing organization	328,031	(635,764)
Securities owned	(534,465)	(1,969,230)
Receivable from affiliates	1,493,318	2,244,372
Other assets	(16,855)
Increase (decrease) in operating liabilities:
Commissions payable	(246,328)	(962,045)
Due to affiliates	(12,130)	(6,388,801)
Deferred compensation plan payable to repesentatives	382,660	404,295
Accrued expenses and other liabilities	(350,723)	342,208
Net cash used in operating activities	503,929	(6,883,886)
CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contribution	0	9,000,000
Net cash used in financing activities	0	9,000,000
NET INCREASE IN CASH AND CASH EQUIVALENTS	503,929	2,116,114
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,572,629	3,638,759
CASH AND CASH EQUIVALENTS, END OF YEAR	$5,076,558	$5,754,873
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$1,554	$3,318
Cash paid during the year for income taxes	$0	$0
Non Cash Investing Activity – Contribution from Parent	$1,912,691	$0
Non Cash Investing Activity – Termination of secured demand note	$33,000,000	$0
Non Cash Financing Activity – Termination of secured subordinated notes Payable	$(33,000,000)	$0

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
AS OF AUGUST 30, 2013 AND 2012

	Common Stock	Additional Paid in Capital	Accumulated Deficit	Total
BALANCE – DECEMBER 31, 2012	$100,000	$74,548,141	$(65,206,910)	$9,441,231
Capital contribution		1,912,691		1,912,691
Net loss			(697,015)	(697,015)
BALANCE – AUGUST 30, 2013	$100,000	$76,460,832	$(65,903,925)	$10,656,907
BALANCE – DECEMBER 31, 2011	$100,000	$65,548,141	$(41,555,240)	$24,092,901
Capital contribution		9,000,000		9,000,000
Net loss			(1,597,617)	(1,597,617)
BALANCE – AUGUST 30, 2012	$100,000	$74,548,141	$(43,152,857)	$31,495,284

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

STATEMENT OF CHANGES IN SUBORDINATED LIABILITIES
AS OF AUGUST 30, 2013 AND 2012

BALANCE – DECEMBER 31, 2011	$33,000,000
BALANCE – AUGUST 30, 2012	$33,000,000
BALANCE – DECEMBER 31, 2012	$33,000,000
Maturity of secured demand note collateral agreement	(33,000,000)
Issuance of secured demand note collateral agreement	18,000,000
Termination of secured demand note collateral agreement	(18,000,000)
BALANCE – AUGUST 30, 2013	$0

See notes to financial statements.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

1. ORGANIZATION

Tower Square Securities, Inc. (the “Company”) was an indirect wholly owned subsidiary of MetLife Insurance Company of Connecticut (“MICC”), which is a direct wholly owned subsidiary of MetLife, Inc. On August 30, 2013 the Company was acquired by Cetera Advisor Networks, LLC. (See Note 11).

The Company is a registered broker-dealer under the Securities Exchange Act of 1934 (the “1934 Act”), a registered investment adviser under the Investment Advisers Act of 1940, and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Company is also a licensed insurance agency.

The Company contracts with independent licensed brokers to sell securities and other investment products, on a principal and agency basis, to retail (individual) investors. The Company also sells variable annuity and variable life products issued by affiliated and unaffiliated insurance carriers.

The Company executed and clears its brokerage transactions on a fully disclosed basis through Pershing LLC (“Pershing”) and as agent directly with mutual fund companies, insurance companies and investment advisers. In connection with the sale of mutual funds, the Company receives fees under Rule 12b-1 of the Investment Company Act of 1940.

“MetLife” as used in these Notes refers to MetLife, Inc., a Delaware Corporation, and its subsidiaries (other than the Company), including Metropolitan Life Insurance Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Presentation — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expense during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents — Cash and cash equivalents consist of cash and highly liquid investments not held for resale with maturities, when purchased, of three months or less. Included in cash equivalents as of August 30, 2013 and 2012 are $1,530,957 and $3,990,348, respectively, of money market funds held at Pershing and at Wachovia Bank. Substantially all the remaining balance is cash on deposit with JPMorgan Chase.

Cash Segregated Pursuant to Federal Regulations — The Company segregates cash pursuant to the requirements of Securities and Exchange Commission (“SEC”) Rule 15c3-3. The cash is held at JPMorgan Chase.

Fair Value — As described below, certain assets and liabilities are measured at estimated fair value in the Company’s statement of financial condition. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fair Value of Financial Instruments — Substantially all of the Company’s financial assets and liabilities are carried at fair value or amounts that approximate fair value.

Fair Value of Securities Owned — Securities owned are measured and reported at fair value on a recurring basis on the Company’s statement of financial condition. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. Level 1 inputs are quoted prices available in active markets as of the reporting date. Level 2 inputs are either directly or indirectly observable as of the reporting date, where fair value is determined through the use of models or other valuation methodologies. Level 3 inputs are unobservable, include situations where there is little, if any, market activity for the investment, and require significant management judgment or estimation. At August 30, 2013 and 2012, the Company’s securities owned included $6,785,492 and $5,986,851, respectively, of securities categorized in Level 1, and were comprised of exchange traded funds with quoted prices available in active markets. Further at August 30, 2013 and 2012, the company’s securities owned included $0 and $1,614,872 of securities categorized as Level 2, and were comprised of open end mutual funds. At August 30, 2013, and 2012, cash and cash equivalents include $1,530,957 and $4,278,982, respectively, in money market funds that are also categorized in Level 1.

Revenue Recognition — Brokerage transactions and related commission revenue and expense are recorded on a trade date basis. Mutual fund fees are accrued based on the level of client and firm assets invested in the mutual fund. Investment advisory fee revenues are recorded on an accrual basis based upon assets under management. Marketing support fees earned are recorded over the period of the related agreement. Securities owned transactions are recorded on a trade date basis with realized and unrealized gains and losses included in other revenues in the statement of operations.

The Company recognizes first year commission revenue and related commission expense upon the satisfactory completion of the application process for the purchase of variable annuity and variable life products. Renewal commission revenues and related commission expenses are recognized on an accrual basis.

Income Taxes — The Company filed a stand-alone federal income tax return for the years 2005 through 2010. Pursuant to Internal Revenue Service rules, MICC and its subsidiaries, including the Company, were excluded from MetLife’s life/non-life consolidated federal tax return for the five years subsequent to MetLife’s July 2005 acquisition of MICC.

Effective January 1, 2011, the Company joined the consolidated federal income tax group established by MetLife for its wholly owned subsidiaries and began to participate in a tax sharing agreement with MetLife. As a result, the Company’s income and deductions are included in the consolidated return and any computed federal taxes payable or receivable are due to or from MetLife. MetLife allocates income tax expenses or benefits to members of the consolidated group based on each subsidiary’s contribution to consolidated taxable income or loss using the statutory rate applicable to the consolidated group.

The Company also files tax returns with various state taxing agencies, both on a stand-alone and combined basis with various MetLife subsidiaries. As a result, the Company’s state income taxes payable or receivable are due to or from various state taxing agencies or such MetLife subsidiaries.

The Company recognizes deferred tax assets and liabilities based upon the difference between the financial statement and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse if future realization of the tax benefit is more likely than not. A valuation allowance is recorded for the portion, if any, that is not likely to be realized.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

3. RELATED PARTY TRANSACTIONS

Substantially all expenses, exclusive of commissions, clearance and execution, and regulatory fees and expenses, relate to charges from MetLife. The Company's results of operations may not necessarily be indicative of those which would have resulted had the Company operated as an independent entity.

During eight months ending August 30, 2013 and 2012, the Company received $9,000,000 and $1,912,691, respectively, of equity contributions from its parent.

The Company also receives payments from affiliates to support the marketing of MetLife insurance products. For the eight months ending August 30, 2013 and 2012, the Company recognized $35,491 and $374,640, respectively, of marketing support fees from affiliates.

MetLife provided services and support functions, including, but not limited to, payroll, legal, compliance and other general corporate services and charges the Company its allocated portion of such costs, which are included in overhead charges from affiliates. In addition, the Company was allocated costs related to information systems, which are included in network support and data processing. For the eight months ending August 30, 2013 and 2012, such overhead charges and network support and data processing charged to the Company were $767,723 and $967,859, respectively. Employee compensation and benefits for the eight months ending August 30, 2013 and 2012, include $1,498,951 and $2,019,571 respectively, for payroll related costs that includes costs related to employee benefit plans and stock-based compensation.

MetLife disburses compensation and other amounts on behalf of the Company, for which the Company reimburses MetLife. Due to affiliates represents amounts due to MetLife for allocated services and support functions, and amounts disbursed by MetLife on behalf of the Company.

4. REGULATORY REQUIREMENTS

As a broker-dealer, the Company is subject to the SEC’s Uniform Net Capital Rule (“Rule 15c3-1”) under the 1934 Act which requires the maintenance of minimum net capital, as defined. The Company calculates net capital under the alternative method permitted by Rule 15c3-1, which defines the Company’s minimum net capital as the greater of 2% of aggregate debit balances arising from customer transactions pursuant to Rule 15c3-3 under the 1934 Act, or $250,000. At August 31, 2013 and 2012, the Company had net capital of $3,574,526 and $39,291,811, respectively, which was $3,324,526 and $39,041,811 in excess of the requirement of $250,000.

Proprietary accounts held at the clearing broker (“PAIB Assets”) are considered allowable assets in the net capital computation pursuant to an agreement between the Company and the clearing broker which requires, among other things, the clearing broker to perform a computation for PAIB Assets similar to the customer reserve computation set forth in Rule 15c3-3 under the 1934 Act.

5. EMPLOYEE BENEFIT PLANS AND STOCK BASED COMPENSATION

MetLife sponsors and administers defined benefit and defined contribution pension plans. For the defined benefit plan, the benefits are based on years of credited service and final average earning history. The Company was allocated $256,349 and $326,139 during the eight months ending August 30, 2013 and 2012, respectively, related to the defined benefit plan. MetLife matches employee contributions to its defined contribution plan and charged the Company $31,133 and $43,285 for the eight months ending August 30, 2013 and 2012, respectively. Certain employees receive stock-based compensation related to the common stock of MetLife, Inc. For stock-based compensation the Company was allocated $38,572 and $47,853 during the eight months ending August 30, 2013 and 2012, respectively.

All such amounts are presented as employee compensation and benefits on the statement of operations.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

6. INCOME TAXES

The income tax expense for the eight months ending August 30, 2013 and 2012, consists of the following:

	8/30/2013	8/30/2012
Current income tax benefit:
Federal	$0	$(853,543)
State	(1,019)	(856)
	(1,019)	(854,399)
Deferred income tax expense:
Federal	(372,874)	(2,525)
State	(1,945)	—
	(374,819)	(2,525)
Income tax provision	$(375,838)	$(856,924)

The federal and state deferred tax asset primarily relate to contingency reserves, deferred compensation and net operating loss carryforwards. A federal tax asset valuation allowance of $20,823,900 was established during the year ending December 31, 2012.

The federal and state tax returns for tax years 2005 through 2011 are still subject to examination.

7. COMMITMENTS AND CONTINGENCIES

The Company is a defendant in a number of litigation matters. In some of the matters, very large and/or indeterminate amounts are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain with any degree of certainty. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of August 30, 2013 and August 30, 2012. While the potential future charges could be material in the particular annual period in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position.

A former Company representative was alleged to have misappropriated funds from 40 customers. The Illinois Securities Division, the U.S. Postal Inspector, the Internal Revenue Service, FINRA, and the

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

7. COMMITMENTS AND CONTINGENCIES  – (continued)

U.S. Attorney’s Office conducted inquiries. The Company also conducted an internal investigation. The Company made remediation to all the affected customers. The Illinois Securities Division issued a Statement of Violations to the Company, and the Company conducted discussions with the Division. The former representative was sentenced on February 17, 2012 to 17.5 years in prison and ordered to pay restitution. One customer has filed a FINRA arbitration against the Company, and another customer has filed a complaint in state court in Illinois.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements have arisen in the course of the Company's business. Further, regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows.

8. SECURED DEMAND NOTE

The Company is a party to a Secured Demand Note Collateral Agreement (“SDN”) with MICC pursuant to which MICC transferred securities to the Company to collateralize MICC's obligation to lend $33 million to the Company. On February 28, 2013 a SDN of $18 million matured. On March 1, 2013 two new SDNs, each for $9 million were executed and approved by FINRA with maturity dates of April 30, 2014 and April 30, 2015. The Company transferred the securities to MICC in August 2013, thereby cancelling the SDNs.

At August 30, 2013 and 2012 the collateral consisted of U.S. Government securities with a fair value approximating $0 million and $42.1million, respectively. The Company has not exercised its right to sell or repledge the collateral.

The SDN provides the Company with additional regulatory capital toward meeting the minimum net capital requirement under Rule 15c3-1, subject to the rule’s “Debt-Equity Ratio” requirements which limits to 90 days the period of time that the percentage of regulatory capital which a broker-dealer obtains through the use of certain SDNs can exceed 70%. At August 2012, the Company's Debt-Equity Ratio was 51%.

The corresponding liability “Note payable under subordinated secured demand note collateral agreement” is subordinate to the claims of the general creditors. To the extent that the subordinated borrowing is required for the Company’s continued compliance with the minimum net capital requirements under Rule 15c3-1, it may not be repaid.

TOWER SQUARE SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

9. DEFERRED COMPENSATION PLAN PAYABLE TO REPRESENTATIVES

The Company sponsored a nonqualified deferred compensation plan for its registered representatives (the “Plan”) and maintains a “Rabbi Trust” in connection with such Plan. The Plan provided registered representatives with the ability to defer compensation to a retirement date on a tax-advantaged basis.

The administrator of the Plan maintains an account for each Plan participant. Such participant accounts are credited daily with gains and losses reflecting the performance and market value of various mutual funds as selected by individual registered representatives. Both the assets of the Rabbi Trust and the liabilities to the Plan participants are consolidated by the Company. Any increase or decrease in the Company’s deferred compensation plan liability which directly results from the increase or decrease in the value of the underlying mutual funds is reflected as a component of other expenses in the statement of operations.

The obligation of the Company to pay all benefits under the Plan is fully guaranteed by MICC. The Company does not make any contributions to the Plan. Effective January 1, 2005, no further compensation deferrals were permitted.

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company engages in brokerage transactions that settle in accordance with industry practice. In the event a customer or counterparty is unable to fulfill its contracted obligations, the Company might be required to liquidate the transaction for its own account. Additionally, the agreements between the Company and its clearing broker provide that the Company is obligated to assume any responsibility related to nonperformance by its customers. The Company seeks to control the risk associated with nonperformance by monitoring all customer activity and reviewing information it receives from its clearing broker on a daily basis. Although the right of the clearing broker to charge the Company applies to all trades executed through the clearing broker, the Company believes that there is no reasonable amount assignable to its obligations pursuant to this right as any such obligation would be based upon the future non-performance by one or more counterparties. Accordingly, at December 31, 2012, the Company has recorded no liabilities with respect to these obligations.

Certain securities transactions in the normal course of business may also give rise to off-balance sheet market risk. Securities sold, but not yet purchased by the Company involve an obligation to purchase securities at a future date. The Company may incur a loss if the market value of the securities increases. To mitigate the risk of losses, long and short positions are marked-to-market daily and are continuously monitored by management.

11. SUBSEQUENT EVENTS

As of August 30, 2013, Cetera Advisor Networks, LLC, a subsidiary of Cetera Financial Group, Inc., a wholly owned subsidiary of Cetera Financial Holdings, Inc., acquired the Company. The Company withdrew its registration with FINRA and no longer executes or clears its brokerage transactions through Pershing as agent.

* * * * *

WALNUT STREET SECURITIES, INC.

FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2012
AND
INDEPENDENT AUDITORS’ REPORT

*********

INDEPENDENT AUDITORS’ REPORT

To the Stockholder of

Walnut Street Securities, Inc.

We have audited the accompanying financial statements of Walnut Street Securities, Inc. (the“Company”), a wholly-owned subsidiary of MetLife, Inc. (“MetLife”), which comprise the statement of financial condition as of December 31, 2012, and the related statements of operations, cash flows, changes in stockholder’s equity, and changes in subordinated liabilities for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Walnut Street Securities, Inc. at December 31, 2012 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Other Matters

Portions of the accompanying financial statements have been prepared from the separate records maintained by MetLife and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company. Portions of income and expenses represent allocations made from home-office items applicable to the Company as a whole.

February 28, 2013

WALNUT STREET SECURITIES, INC.

STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2012

ASSETS
Cash and cash equivalents	$7,068,524
Cash segregated pursuant to federal regulations	4,357,607
Commissions and fees receivable	8,218,949
Receivable from brokers and clearing organizations	933,140
Receivable from affiliates	2,153,065
Secured demand notes receivable	26,000,000
Other assets	678,798
TOTAL ASSETS	$49,410,083
LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES:
Commissions payable	$7,547,702
Due to affiliates	1,082,751
Accrued expenses and other liabilities	923,637
9,554,090
Notes payable under subordinated secured demand note collateral agreements	26,000,000
STOCKHOLDER’S EQUITY:
Class A preferred stock, $100 par value; authorized 20,000 shares; issued and outstanding 20,000 shares	2,000,000
Class B preferred stock, $100 par value; authorized 65,000 shares; issued and outstanding 45,000 shares	4,500,000
Common stock, no par value; authorized 200,000 shares; issued and outstanding 200,000 shares	35,000
Additional paid-in capital	68,544,694
Accumulated deficit	(61,223,701)
Total stockholder’s equity	13,855,993
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$49,410,083

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

REVENUES:
Commissions	$52,677,076
Mutual fund fees	23,012,573
Investment advisory fees	29,594,058
Marketing support fees	2,876,947
Other	2,652,774
Total revenues	110,813,428
EXPENSES:
Commissions	$96,266,759
Employee compensation and benefits	6,249,343
Clearance and execution	2,561,723
Overhead charges from affiliates	4,125,765
Network support and data processing	4,468,630
Regulatory fees and expenses	527,080
Other	2,457,892
Total expenses	116,657,192
LOSS BEFORE INCOME TAX BENEFIT	(5,843,764)
INCOME TAX BENEFIT	2,038,166
NET LOSS	$(3,805,598)

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2012

CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(3,805,598)
Adjustments to reconcile net loss to net cash used in operating activities:
Deferred income tax	35,032
(Increase) decrease in operating assets:
Cash segregated pursuant to federal regulations	843,124
Commissions and fees receivable	(599,349)
Receivable from brokers and clearing organization	(590,930)
Receivable from affiliates	454,746
Other assets	910,167
Increase (decrease) in operating liabilities:
Commissions payable	636,756
Due to affiliates	(481,962)
Accrued expenses and other liabilities	132,044
Net cash used in operating activities	(2,465,970)
CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contribution	6,000,000
NET INCREASE IN CASH AND CASH EQUIVALENTS	3,534,030
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,534,494
CASH AND CASH EQUIVALENTS, END OF YEAR	$7,068,524
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$150,453
Cash paid during the year for income taxes	$0

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY
YEAR ENDED DECEMBER 31, 2012

	Class A Preferred Stock	Class B Preferred Stock	Common Stock	Additional Paid in Capital	Accumulated Deficit	Total
BALANCE, BEGINNING OF YEAR	$2,000,000	$4,500,000	$35,000	$62,544,694	$(57,418,103)	$11,661,591
Capital contribution				6,000,000		6,000,000
Net loss					(3,805,598)	(3,805,598)
BALANCE, END OF YEAR	$2,000,000	$4,500,000	$35,000	$68,544,694	$(61,223,701)	$13,855,993

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENT OF CHANGES IN SUBORDINATED LIABILITIES
YEAR ENDED DECEMBER 31, 2012

BALANCE, BEGINNING OF YEAR	$26,000,000
BALANCE, END OF YEAR	$26,000,000

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

1. ORGANIZATION

Walnut Street Securities, Inc. (the “Company”) is a wholly-owned subsidiary of MetLife, Inc.

The Company is a registered broker-dealer under the Securities Exchange Act of 1934 (the “1934 Act”), a registered investment adviser under the Investment Advisers Act of 1940, and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Company is also a licensed insurance agency.

The Company contracts with independent licensed brokers to sell securities and other investment products, on a principal and agency basis, to retail (individual) investors. The Company also sells variable annuity and variable life products issued by affiliated and unaffiliated insurance carriers.

The Company executes and clears its brokerage transactions on a fully disclosed basis through Pershing LLC (“Pershing”) and as agent directly with mutual fund companies, insurance companies and investment advisers. In connection with the sale of mutual funds, the Company receives fees under Rule 12b-1 of the Investment Company Act of 1940.

“MetLife” as used in these Notes refers to MetLife, Inc., a Delaware Corporation, and its subsidiaries (other than the Company), including Metropolitan Life Insurance Company (“MLIC”).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Presentation — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expense during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents — Cash and cash equivalents consist of cash and highly liquid investments not held for resale with maturities, when purchased, of three months or less. Included in cash equivalents are $4,935,666 of money market funds held at Pershing. Substantially all the remaining balance is cash on deposit with JPMorgan Chase.

Cash Segregated Pursuant to Federal Regulations — The Company segregates cash pursuant to the requirements of Securities and Exchange Commission (“SEC”) Rule 15c3-3. The cash is held at JPMorgan Chase.

Fair Value — Certain assets and liabilities are measured at estimated fair value in the Company’s statement of financial condition. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

Fair Value of Financial Instruments — Substantially all of the Company’s financial assets and liabilities are carried at fair value or amounts that approximate fair value.

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Revenue Recognition — Brokerage transactions and related commission revenue and expense are recorded on a trade date basis. Mutual fund fees are accrued based on the level of client and firm assets invested in the mutual fund. Investment advisory fee revenues are recorded on an accrual basis based upon assets under management. Marketing support fees earned are recorded over the period of the related agreement. Securities owned transactions are recorded on a trade date basis with realized and unrealized gains and losses included in other revenues in the statement of operations.

The Company recognizes first year commission revenue and related commission expense upon the satisfactory completion of the application process for the purchase of variable annuity and variable life products. Renewal commission revenues and related commission expenses are recognized on an accrual basis.

Income Taxes — The Company is a member of the consolidated federal income tax group established by MetLife for its wholly owned subsidiaries and participates in a tax sharing agreement with MetLife. As a result, the Company’s income and deductions are included in the consolidated return and any computed federal taxes payable or receivable are due to or from MetLife. MetLife allocates income tax expenses or benefits to members of the consolidated group based on each subsidiary’s contribution to consolidated taxable income or loss using the statutory rate applicable to the consolidated group.

The Company also files tax returns with various state taxing agencies, both on a stand-alone and combined basis with various MetLife subsidiaries. As a result, the Company’s state income taxes payable or receivable are due to or from various state taxing agencies or such MetLife subsidiaries.

The Company recognizes deferred tax assets and liabilities based upon the difference between the financial statement and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse if future realization of the tax benefit is more likely than not. A valuation allowance is recorded for the portion, if any, that is not likely to be realized.

3. RELATED PARTY TRANSACTIONS

Substantially all expenses, exclusive of commissions, clearance and execution, and regulatory fees and expenses, relate to charges from MetLife. The Company’s results of operations may not necessarily be indicative of those which would have resulted had the Company operated as an independent entity.

On January 31, 2012, the Company received a $6 million equity contribution from its parent.

The Company earns commissions from MetLife related to the sale of certain MetLife insurance products. For the year ended December 31, 2012, the Company recognized $12,376,081 of such commission revenues from affiliates.

The Company also receives payments from affiliates to support the marketing of MetLife insurance products. For the year ended December 31, 2012, the Company recognized $338,802 of marketing support fees from affiliates.

MetLife provides services and support functions, including, but not limited to, payroll, legal, compliance and other general corporate services and charges the Company its allocated portion of such costs, which are included in overhead charges from affiliates. In addition, the Company is allocated costs related to information systems, which are included in network support and data processing. For the year ended December 31, 2012, such overhead charges and network support and data processing charged to the Company were $4,125,765 and $3,322,203, respectively. Employee compensation and benefits include $6,249,343 for payroll related costs including costs related to employee benefit plan and stock-based compensation.

MetLife disburses compensation and other amounts on behalf of the Company, for which the Company reimburses MetLife. Due to affiliates represents amounts due to MetLife for allocated services and support functions, and amounts disbursed by MetLife on behalf of the Company.

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

3. RELATED PARTY TRANSACTIONS  – (continued)

Preferred Stock — All of the Company’s outstanding preferred stock is owned by MetLife, Inc., which is entitled to dividends, on a cumulative basis. Series A preferred stock was issued on June 4, 1998 and earns cash dividends at a rate of 5.541% per annum, payable semi-annually on June 4 and December 4 beginning on December 4, 1998. Series B preferred stock was issued October 26, 2001 and earns annual cash dividends at a rate of 5% beginning October 1, 2002. Dividends are declared and payable only when the Company realizes net profits. To date, no dividends have been declared or paid on the preferred stock. The preferred stock has a liquidation preference of $100 per share and is redeemable only at the option of the Company.

4. REGULATORY REQUIREMENTS

As a broker-dealer, the Company is subject to the SEC’s Uniform Net Capital Rule (“Rule 15c3-1”) under the 1934 Act which requires the maintenance of minimum net capital, as defined. The Company calculates net capital under the alternative method permitted by Rule 15c3-1, which defines the Company’s minimum net capital as the greater of 2% of aggregate debit balances arising from customer transactions pursuant to Rule 15c3-3 under the 1934 Act, or $250,000. At December 31, 2012, the Company had net capital of $35,867,546 which was $35,617,546 in excess of the requirement of $250,000.

Proprietary accounts held at the clearing broker (“PAIB Assets”) are considered allowable assets in the net capital computation pursuant to an agreement between the Company and the clearing broker which requires, among other things, the clearing broker to perform a computation for PAIB Assets similar to the customer reserve computation set forth in Rule 15c3-3 under the 1934 Act.

5. EMPLOYEE BENEFIT PLANS AND STOCK BASED COMPENSATION

MetLife sponsors and administers defined benefit and defined contribution pension plans. For the defined benefit plan, the benefits are based on years of credited service and final average earning history. The Company was allocated $944,097 during the year ended December 31, 2012 related to the defined benefit plan. MetLife matches employee contributions to its defined contribution plan and charged the Company $131,799 for the year ended December 31, 2012. Certain employees receive stock-based compensation related to the common stock of MetLife, Inc. The Company was allocated $125,872 during the year ended December 31, 2012 related to such stock-based compensation.

All such amounts are presented as employee compensation and benefits on the statement of operations.

6. INCOME TAXES

The income tax benefit for the year ended December 31, 2012 consists of the following:

Current income tax benefit:
Federal	$(2,072,179)
State	(1,019)
(2,073,198)
Deferred income tax expense:
Federal	35,032
State	—
35,032
Income tax benefit	$(2,038,166)

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

6. INCOME TAXES  – (continued)

The state deferred tax asset primarily relates to net operating loss carryforwards. A 100% state deferred tax asset valuation allowance of $2,998,133 has been established at December 31, 2012, representing a $266,253 increase for the year ended December 31, 2012.

As of December 31, 2012, the Company had state net operating loss carryforwards of $38,739,629 which continue to expire in 2013.

The federal and state tax returns for tax years 2003 through 2011 are still subject to examination.

7. COMMITMENTS AND CONTINGENCIES

The Company is a defendant in a number of litigation matters. In some of the matters, very large and/or indeterminate amounts are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain with any degree of certainty. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular annual period in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position.

A putative class-action complaint was brought in New Jersey state court by two plaintiffs alleging that the Company inappropriately sold them variable annuities without Guaranteed Minimum Income Benefit (“GMIB”) riders. The Company filed a motion to dismiss the complaint which the Court denied.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company’s financial statements have arisen in the course of the Company’s business. Further, regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company’s compliance with applicable laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of such pending investigations and legal proceedings are

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

7. COMMITMENTS AND CONTINGENCIES  – (continued)

not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows.

8. SECURED DEMAND NOTE

The Company is a party to two Secured Demand Note Collateral Agreements (“SDNs”) with MetLife Insurance Company of Connecticut (“MICC”) pursuant to which MICC transferred securities to the Company to collateralize MICC’s obligation to lend $26 million to the Company.

One SDN with a principal amount of $13 million is scheduled to mature on April 30, 2013, and another SDN with a principal amount of $13 million is scheduled to mature on April 30, 2015. The SDNs bear interest at 0.5% per annum.

At December 31, 2012 the collateral for both SDNs consisted of U.S. Government securities with a fair value approximating $31.5 million. The Company has not exercised its right to sell or repledge the collateral.

The SDNs provide the Company with additional regulatory capital toward meeting the minimum net capital requirement under Rule 15c3-1, subject to the rule’s “Debt-Equity Ratio” requirements which limits to 90 days the period of time that the percentage of regulatory capital which a broker-dealer obtains through the use of certain SDNs can exceed 70%. At December 31, 2012, the Company’s Debt-Equity Ratio was 65%.

The corresponding liabilities “Notes payable under subordinated secured demand note collateral agreements” are subordinate to the claims of the general creditors. To the extent that the subordinated borrowings are required for the Company’s continued compliance with the minimum net capital requirements under Rule 15c3-1, they may not be repaid.

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company engages in brokerage transactions that settle in accordance with industry practice. In the event a customer or counterparty is unable to fulfill its contracted obligations, the Company might be required to liquidate the transaction for its own account. Additionally, the agreements between the Company and its clearing broker provide that the Company is obligated to assume any responsibility related to nonperformance by its customers. The Company seeks to control the risk associated with nonperformance by monitoring all customer activity and reviewing information it receives from its clearing broker on a daily basis. Although the right of the clearing broker to charge the Company applies to all trades executed through the clearing broker, the Company believes that there is no reasonable amount assignable to its obligations pursuant to this right as any such obligation would be based upon the future non-performance by one or more counterparties. Accordingly, at December 31, 2012, the Company has recorded no liabilities with respect to these obligations.

Certain securities transactions in the normal course of business may also give rise to off-balance sheet market risk. Securities sold, but not yet purchased by the Company involve an obligation to purchase securities at a future date. The Company may incur a loss if the market value of the securities increases. To mitigate the risk of losses, long and short positions are marked-to-market daily and are continuously monitored by management.

10. SUBSEQUENT EVENTS

The Company evaluated the recognition and disclosure of subsequent events through the date the December 31, 2012 financial statements of the Company were issued.

* * * * *

WALNUT STREET SECURITIES, INC.

FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2011
AND
INDEPENDENT AUDITORS’ REPORT

*********

INDEPENDENT AUDITORS’ REPORT

To the Stockholder of

Walnut Street Securities, Inc.

We have audited the accompanying financial statements of Walnut Street Securities, Inc. (the“Company”), a wholly-owned subsidiary of MetLife, Inc. (“MetLife”), which comprise the statement of financial condition as of December 31, 2011, and the related statements of operations, cash flows, changes in stockholder’s equity, and changes in subordinated liabilities for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Walnut Street Securities, Inc. at December 31, 2011 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Other Matters

Portions of the accompanying financial statements have been prepared from the separate records maintained by MetLife and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company. Portions of income and expenses represent allocations made from home-office items applicable to the Company as a whole.

February 28, 2012

WALNUT STREET SECURITIES, INC.

STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2011

ASSETS
Cash and cash equivalents	$3,534,494
Cash segregated pursuant to federal regulations	5,200,731
Commissions and fees receivable	7,619,600
Receivable from affiliates	2,607,811
Secured demand notes receivable	26,000,000
Prepaid expenses	553,712
Deferred tax asset, net	34,396
Other assets	1,377,463
TOTAL ASSETS	$46,928,207
LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES:
Commissions payable	$6,910,946
Due to affiliates	1,564,713
Accrued expenses and other liabilities	790,957
9,266,616
Notes payable under subordinated secured demand note collateral agreements	26,000,000
STOCKHOLDER’S EQUITY:
Class A preferred stock, $100 par value; authorized 20,000 shares; issued and outstanding 20,000 shares	2,000,000
Class B preferred stock, $100 par value; authorized 65,000 shares; issued and outstanding 45,000 shares	4,500,000
Common stock, no par value; authorized 200,000 shares; issued and outstanding 200,000 shares	35,000
Additional paid-in capital	62,544,694
Accumulated deficit	(57,418,103)
Total stockholder’s equity	11,661,591
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$46,928,207

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

REVENUES:
Commissions	$56,023,399
Mutual fund fees	24,373,709
Investment advisory and financial planning fees	27,438,483
Marketing support fees	3,404,455
Other	2,377,121
Total revenues	113,617,167
EXPENSES:
Commissions	96,352,414
Employee compensation and benefits	7,611,999
Clearance and execution	2,519,068
Overhead charges from affiliates	4,857,146
Network support and data processing	5,860,674
Regulatory fees and expenses	849,875
Other	2,794,513
Total expenses	120,845,689
LOSS BEFORE INCOME TAX BENEFIT	(7,228,522)
INCOME TAX BENEFIT	2,526,993
NET LOSS	$(4,701,529)

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2011

CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(4,701,529)
Adjustments to reconcile net loss to net cash used in operating activities:
Deferred income tax	(26,301)
(Increase) decrease in operating assets:
Cash segregated pursuant to federal regulations	(934,380)
Commissions and fees receivable	150,543
Receivable from affiliates	(498,769)
Prepaid expenses	(18,523)
Other assets	268,448
Increase (decrease) in operating liabilities:
Commissions payable	(23,792)
Due to affiliates	(20,501)
Due to customers	(109,782)
Accrued expenses and other liabilities	(247,305)
Net cash used in operating activities	(6,161,891)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(6,161,891)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	9,696,385
CASH AND CASH EQUIVALENTS, END OF YEAR	$3,534,494
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATON:
Cash paid during the year for interest	$149,975
Cash paid during the year for income taxes	$1,728
Noncash financing activity – Maturity of secured demand note collateral agreement and termination of secured demand note receivable	$29,000,000
Borrowing under secured demand note collateral agreements and receipt of secured demand notes	$26,000,000

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY
YEAR ENDED DECEMBER 31, 2011

	Class A Preferred Stock	Class B Preferred Stock	Common Stock	Additional Paid in Capital	Accumulated Deficit	Total
BALANCE, BEGINNING OF YEAR	$2,000,000	$4,500,000	$35,000	$62,544,694	$(52,716,574)	$16,363,120
Net loss					(4,701,529)	(4,701,529)
BALANCE, END OF YEAR	$2,000,000	$4,500,000	$35,000	$62,544,694	$(57,418,103)	$11,661,591

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENT OF CHANGES IN SUBORDINATED LIABILITIES
DECEMBER 31, 2011

BALANCE, BEGINNING OF YEAR	$29,000,000
Maturity of secured demand note collateral agreement	(29,000,000)
Issuance of secured demand note collateral agreements	26,000,000
BALANCE, END OF YEAR	$26,000,000

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

1. ORGANIZATION

Walnut Street Securities, Inc. (the “Company”) is a wholly-owned subsidiary of MetLife, Inc.

The Company is a registered broker-dealer under the Securities Exchange Act of 1934 (the “1934 Act”), a registered investment adviser under the Investment Advisers Act of 1940, and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Company is also a licensed insurance agency.

The Company contracts with independent licensed brokers to sell securities and other investment products, on a principal and agency basis, to retail (individual) investors. The Company also sells variable annuity and variable life products issued by affiliated and unaffiliated insurance carriers.

The Company executes and clears its brokerage transactions on a fully disclosed basis through Pershing LLC (“Pershing”) and as agent directly with mutual fund companies, insurance companies and investment advisers. In connection with the sale of mutual funds, the Company receives fees under Rule 12b-1 of the Investment Company Act of 1940.

“MetLife” as used in these Notes refers to MetLife, Inc., a Delaware Corporation, and its subsidiaries (other than the Company), including Metropolitan Life Insurance Company (“MLIC”).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Presentation — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expense during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents — Cash and cash equivalents consist of cash and highly liquid investments not held for resale with maturities, when purchased, of three months or less. Included in cash equivalents are $1,535,498 of money market funds held at Pershing. Substantially all the remaining balance is cash on deposit with JPMorgan Chase.

Cash Segregated Pursuant to Federal Regulations — The Company segregates cash pursuant to the requirements of Securities and Exchange Commission (“SEC”) Rule 15c3-3. The cash is held at JPMorgan Chase.

Fair Value — Certain assets and liabilities are measured at estimated fair value in the Company’s statement of financial condition. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

Fair Value of Financial Instruments — Substantially all of the Company’s financial assets and liabilities are carried at fair value or amounts that approximate fair value.

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Revenue Recognition — Brokerage transactions and related commission revenue and expense are recorded on a trade date basis. Mutual fund fees are accrued based on the level of client and firm assets invested in the mutual fund. Investment advisory fee revenues are recorded on an accrual basis based upon assets under management. Marketing support fees earned are recorded over the period of the related agreement. Securities owned transactions are recorded on a trade date basis with realized and unrealized gains and losses included in other revenues in the statement of operations.

The Company recognizes first year commission revenue and related commission expense upon the satisfactory completion of the application process for the purchase of variable annuity and variable life products. Renewal commission revenues and related commission expenses are recognized on an accrual basis.

Income Taxes — The Company is a member of the consolidated federal income tax group established by MetLife. for its wholly owned subsidiaries and participates in a tax sharing agreement with MetLife. As a result, the Company’s income and deductions are included in the consolidated return and any computed federal taxes payable or receivable are due to or from MetLife. MetLife allocates income tax expenses or benefits to members of the consolidated group based on each subsidiary’s contribution to consolidated taxable income or loss using the statutory rate applicable to the consolidated group.

The Company also files tax returns with various state taxing agencies, both on a stand alone and combined basis with various MetLife subsidiaries. As a result, the Company’s state income taxes payable or receivable are due to or from various state taxing agencies or such MetLife subsidiaries.

The Company recognizes deferred tax assets and liabilities based upon the difference between the financial statement and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse if future realization of the tax benefit is more likely than not. A valuation allowance is recorded for the portion, if any, that is not likely to be realized.

Adoption of New Accounting Pronouncements — In May 2011, the Financial Accounting Standards Board (“FASB”) issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). Some of the amendments clarify the FASB’s intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

3. RELATED PARTY TRANSACTIONS

The Company earns commissions from MetLife related to the sale of certain MetLife insurance products. For the year ended December 31, 2011, the Company recognized $16,336,147 of such commission revenues from affiliates.

The Company also receives payments from affiliates to support the marketing of MetLife insurance products. For the year ended December 31, 2011, the Company recognized $556,899 of marketing support fees from affiliates.

MetLife provides services and support functions, including, but not limited to, payroll, legal, compliance and other general corporate services and charges the Company its allocated portion of such costs, which are included in overhead charges from affiliates. In addition, the Company is allocated costs related to information

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

3. RELATED PARTY TRANSACTIONS  – (continued)

systems, which are included in network support and data processing. For the year ended December 31, 2011, such overhead charges and network support and data processing charged to the Company were $4,857,146 and $4,117,167, respectively.

MetLife disburses compensation and other amounts on behalf of the Company, for which the Company reimburses MetLife. Due to affiliates represents amounts due to MetLife for allocated services and support functions, and amounts disbursed by MetLife on behalf of the Company.

Substantially all expenses, exclusive of commissions, clearance and execution, relate to charges from MetLife. The Company’s results of operations may not necessarily be indicative of those which would have resulted had the Company operated as an independent entity.

Preferred Stock — All of the Company’s outstanding preferred stock is owned by MetLife, Inc., which is entitled to dividends, on a cumulative basis. Series A preferred stock was issued on June 4, 1998 and earns cash dividends at a rate of 5.541% per annum, payable semi annually on June 4 and December 4 beginning on December 4, 1998. Series B preferred stock was issued October 26, 2001 and earns annual cash dividends at a rate of 5% beginning October 1, 2002. Dividends are declared and payable only when the Company realizes net profits. To date, no dividends have been declared or paid on the preferred stock. The preferred stock has a liquidation preference of $100 per share and is redeemable only at the option of the Company.

4. REGULATORY REQUIREMENTS

As a broker-dealer, the Company is subject to the SEC’s Uniform Net Capital Rule (“Rule 15c3-1”) under the 1934 Act which requires the maintenance of minimum net capital, as defined. The Company calculates net capital under the alternative method permitted by Rule 15c3-1, which defines the Company’s minimum net capital as the greater of 2% of aggregate debit balances arising from customer transactions pursuant to Rule 15c3-3 under the 1934 Act, or $250,000. At December 31, 2011, the Company had net capital of $32,557,970, which was $32,307,970 in excess of the requirement of $250,000.

Proprietary accounts held at the clearing broker (“PAIB Assets”) are considered allowable assets in the net capital computation pursuant to an agreement between the Company and the clearing broker which requires, among other things, the clearing broker to perform a computation for PAIB Assets similar to the customer reserve computation set forth in Rule 15c3-3 under the 1934 Act.

5. EMPLOYEE BENEFIT PLANS AND STOCK BASED COMPENSATION

MetLife sponsors and administers defined benefit and defined contribution pension plans. For the defined benefit plan, the benefits are based on years of credited service and final average earning history. The Company was allocated $1,096,730 during the year ended December 31, 2011 related to the defined benefit plan. MetLife matches employee contributions to its defined contribution plan and charged the Company $167,230 for the year ended December 31, 2011. Certain employees receive stock-based compensation related to the common stock of MetLife, Inc. The Company was allocated $148,800 during the year ended December 31, 2011 related to such stock-based compensation.

All such amounts are presented as employee compensation and benefits on the statement of operations.

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

6. INCOME TAXES

The income tax benefit for the year ended December 31, 2011 consists of the following:

Current income tax expense (benefit):
Federal	$(2,501,253)
State	561
(2,500,692)
Deferred income tax expense (benefit):
Federal	(26,301)
State	—
(26,301)
Income tax benefit	$(2,526,993)

The federal deferred tax asset primarily relates to contingency reserves. The state deferred tax asset primarily relates to net operating loss carryforwards. A 100% state deferred tax asset valuation allowance of $2,731,880 has been established at December 31, 2011, representing a $22,551 decrease for the year ended December 31, 2011.

As of December 31, 2011, the Company had state net operating loss carryforwards of $36,162,453 which continue to expire in 2012.

The Company will continue to review any conclusions reached regarding uncertain tax positions which may be subject to review and adjustment at a later date based on on-going analysis of tax laws, regulations and interpretations thereof. To the extent that the Company’s assessment of the conclusions reached regarding uncertain tax position changes, such changes in estimate will be recorded in the period in which such determination is made. The Company recognizes tax-related interest and penalties, if applicable, as a component of other expense and income tax expense, respectively. The federal and state tax returns for tax years 2003 through 2010 are still subject to examination.

7. COMMITMENTS AND CONTINGENCIES

The Company is a defendant in a number of litigation matters. In some of the matters, very large and/or indeterminate amounts are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain with any degree of certainty. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

7. COMMITMENTS AND CONTINGENCIES  – (continued)

of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the particular annual period in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position.

A putative class-action complaint has been brought in New Jersey state court by two plaintiffs alleging that the Company inappropriately sold them variable annuities without Guaranteed Minimum Income Benefit (“GMIB”) riders. The Company filed a motion to dismiss the complaint which the Court denied.

The Company was named as a defendant in a lawsuit concerning a former Company representative’s referral of a client to an entity that the SEC has put into receivership for allegedly defrauding investors. Restitution has been made to the customer in settlement of the lawsuit.

A FINRA arbitration was initiated by six claimants who purchased variable annuities and other investment products from a former Company representative in the 1990s and early 2000s. The Statement of Claim alleged that the representative engaged in improper sales practices, including selling unsuitable variable annuities to the claimants, improper investments with the annuities and churning. The claims against the Company were dismissed as ineligible for arbitration in early 2012.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company’s financial statements have arisen in the course of the Company’s business. Further, regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company’s compliance with applicable laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows.

8. SECURED DEMAND NOTE

The Company was a party to a Secured Demand Note Collateral Agreement (“SDN”) with MetLife Insurance Company of Connecticut (“MICC”) pursuant to which MICC transferred securities to the Company to collateralize MICC’s obligation to lend $29 million to the Company. The SDN matured on February 28, 2011.

Effective February 28, 2011, the Company entered into two new SDNs with MICC, each in the principal amount of $13 million, scheduled to mature on April 30, 2013 and April 30, 2015, respectively. Both SDNs bear interest at 0.5% per annum.

At December 31, 2011 the collateral consisted of U.S. Government securities with a fair value approximating $31.4 million. The Company has not exercised its right to sell or repledge the collateral.

The SDNs provide the Company with additional regulatory capital toward meeting the minimum net capital requirement under Rule 15c3-1, subject to the rule’s “Debt-Equity Ratio” requirements which limits to

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2011

8. SECURED DEMAND NOTE  – (continued)

70 percent the percentage of regulatory capital which a broker-dealer can obtain through the use of certain SDNs. The Company’s Debt-Equity Ratio as of December 31, 2011 was 69.0%.

The corresponding liabilities “Notes payable under subordinated secured demand note collateral agreements” are subordinate to the claims of the general creditors. To the extent that the subordinated borrowings are required for the Company’s continued compliance with the minimum net capital requirements under Rule 15c3-1, they may not be repaid.

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company engages in brokerage transactions that settle in accordance with industry practice. In the event a customer or counterparty is unable to fulfill its contracted obligations, the Company might be required to liquidate the transaction for its own account. Additionally, the agreements between the Company and its clearing broker provide that the Company is obligated to assume any responsibility related to nonperformance by its customers. The Company seeks to control the risk associated with nonperformance by monitoring all customer activity and reviewing information it receives from its clearing broker on a daily basis. Although the right of the clearing broker to charge the Company applies to all trades executed through the clearing broker, the Company believes that there is no reasonable amount assignable to its obligations pursuant to this right as any such obligation would be based upon the future non-performance by one or more counterparties. Accordingly, at December 31, 2011, the Company has recorded no liabilities with respect to these obligations.

Certain securities transactions in the normal course of business may also give rise to off-balance sheet market risk. Securities sold, but not yet purchased by the Company involve an obligation to purchase securities at a future date. The Company may incur a loss if the market value of the securities increases. To mitigate the risk of losses, long and short positions are marked-to-market daily and are continuously monitored by management.

10. SUBSEQUENT EVENTS

On January 31, 2012, the Company received a $5 million equity contribution from its parent.

The Company evaluated the recognition and disclosure of subsequent events through February 28, 2012, the date the December 31, 2011 financial statements of the Company were issued.

* * * * *

WALNUT STREET SECURITIES, INC.

UNAUDITED FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

*********

WALNUT STREET SECURITIES, INC.

STATEMENTS OF FINANCIAL CONDITION
AS OF AUGUST 30, 2013 AND 2012

	8/30/2013	8/30/2012
ASSETS
Cash and cash equivalents	$5,265,467	$11,386,181
Cash segregated pursuant to federal regulations	1,222,746	2,646,326
Commissions and fees receivable	7,469,628	7,548,912
Receivable from brokers and clearing organizations	1,820,491	844,397
Receivable from affiliates	—	92,893
Secured demand notes receivable	—	26,000,000
Other assets	1,388,573	2,838,014
TOTAL ASSETS	$17,166,905	$51,356,723
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Commissions payable	$7,132,290	$6,665,012
Due to affiliates	1,081,370	804,734
Accrued expenses and other liabilities	1,640,570	2,439,206
	9,854,230	9,908,951
Notes payable under subordinated secured demand note collateral agreements	—	26,000,000
STOCKHOLDER’S EQUITY:
Class A preferred stock, $100 par value; authorized 20,000 shares; issued and outstanding 20,000 shares	2,000,000	2,000,000
Class B preferred stock, $100 par value; authorized 65,000 shares; issued and outstanding 45,000 shares	4,500,000	4,500,000
Common stock, no par value; authorized 200,000 shares; issued and outstanding 200,000 shares	35,000	35,000
Additional paid-in capital	63,544,694	68,544,694
Accumulated deficit	(62,767,019)	(59,631,922)
Total stockholder's equity	7,312,675	15,447,772
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$17,166,905	$51,356,723

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENTS OF OPERATIONS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

	8/30/2013	8/30/2012
REVENUES:
Commissions	$34,715,386	$36,265,739
Mutual fund fees	15,918,049	15,579,475
Investment advisory fees	21,753,057	18,963,777
Marketing support fees	1,631,033	1,831,086
Other	1,844,546	1,898,871
Total revenues	75,862,071	74,538,948
EXPENSES:
Commissions	$66,334,644	$64,558,742
Employee compensation and benefits	3,900,346	4,283,321
Clearance and execution	1,706,848	1,773,094
Overhead charges from affiliates	2,554,054	2,759,517
Network support and data processing	2,730,938	2,770,082
Regulatory fees and expenses	375,795	361,122
Other	688,509	1,431,331
Total expenses	78,291,134	77,937,209
LOSS BEFORE INCOME TAX BENEFIT	(2,429,063)	(3,398,261)
INCOME TAX BENEFIT	885,746	1,184,443
NET LOSS	$(1,543,317)	$(2,213,818)

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENT OF CASH FLOWS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

	8/30/2013	8/30/12
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(1,543,317)		$(2,213,818)
Adjustments to reconcile net loss to net cash used in operating activities:
Deferred income tax			34,396
(Increase) decrease in operating assets:
Cash segregated pursuant to federal regulations	3,134,861		2,554,405
Commissions and fees receivable	749,321		70,688
Receivable from brokers and clearing organization	(887,351)		(844,397)
Receivable from affiliates	2,153,065		2,514,918
Prepaid expenses			553,712
Other assets	(709,774)		(1,460,553)
Increase (decrease) in operating liabilities:
Commissions payable	(415,412)		(245,934)
Due to affiliates	(1,381)		(759,979)
Accrued expenses and other liabilities	716,933		1,648,249
Net cash used in operating activities	3,196,945		1,851,687
CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contribution/(dividend)	(5,000,000)		6,000,000
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,803,055)		7,851,687
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	7,068,524		3,534,494
CASH AND CASH EQUIVALENTS, END OF PERIOD	$5,265,467		$11,386,181
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$79,279		$98,973
Cash paid during the year for income taxes	$0		$0
NONCASH INVESTING ACTIVITY – termination of secured demand note collateral agreement	$26,000,000		—
NONCASH FINANCING ACTIVITY – termination of secured demand note collateral agreement	$(26,000,000)	$

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

	Class A Preferred Stock	Class B Preferred Stock	Common Stock	Additional Paid in Capital	Accumulated Deficit	Total
BALANCE, BEGINNING AT 12/31/12	$2,000,000	$4,500,000	$35,000	$68,544,694	$(61,223,702)	$13,855,992
Dividend				(5,000,000)		(5,000,000)
Net loss					(1,543,317)	(1,543,317)
BALANCE, ENDING AT 8/30/13	$2,000,000	$4,500,000	$35,000	$63,544,694	$(62,767,019)	$7,312,675

	Class A Preferred Stock	Class B Preferred Stock	Common Stock	Additional Paid in Capital	Accumulated Deficit	Total
BALANCE, BEGINNING AT 12/31/11	$2,000,000	$4,500,000	$35,000	$62,544,694	$(57,418,104)	$11,661,590
Capital Contribution				6,000,000		6,000,000
Net loss					(2,213,818)	(2,213,818)
BALANCE, ENDING AT 8/30/12	$2,000,000	$4,500,000	$35,000	$68,544,694	$(59,631,922)	$15,447,772

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

STATEMENT OF CHANGES IN SUBORDINATED LIABILITIES
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

Balance, AT 12/31/2011	$26,000,000
Balance, AT 8/30/2012	$26,000,000
Balance, AT 12/31/2012	$26,000,000
Termination of secured note collateral agreement	(26,000,00)
BALANCE, AT 8/30/2013	$—

See notes to financial statements.

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

1. ORGANIZATION

Walnut Street Securities, Inc. (the “Company”) was a wholly-owned subsidiary of MetLife, Inc. On August 30, 2013, the Company was sold to Cetera Advisor Networks, LLC, a subsidiary of Cetera Financial Group, Inc., a wholly owned subsidiary of Cetera Financial Holdings, Inc.

The Company was a registered broker-dealer under the Securities Exchange Act of 1934 (the “1934 Act”), a registered investment adviser under the Investment Advisers Act of 1940, and was a member of the Financial Industry Regulatory Authority (“FINRA”). The Company was also a licensed insurance agency.

The Company contracted with independent licensed brokers to sell securities and other investment products, on a principal and agency basis, to retail (individual) investors. The Company also sold variable annuity and variable life products issued by affiliated and unaffiliated insurance carriers.

The Company executed and cleared its brokerage transactions on a fully disclosed basis through Pershing LLC (“Pershing”) and as agent directly with mutual fund companies, insurance companies and investment advisers. In connection with the sale of mutual funds, the Company received fees under Rule 12b-1 of the Investment Company Act of 1940.

“MetLife” as used in these Notes refers to MetLife, Inc., a Delaware Corporation, and its subsidiaries (other than the Company), including Metropolitan Life Insurance Company (“MLIC”).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Presentation — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expense during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents — Cash and cash equivalents consist of cash and highly liquid investments not held for resale with maturities, when purchased, of three months or less. Included in cash equivalents at August 30, 2013 and 2012 are $240,243 and $7,801,842, respectively of money market funds held at Pershing. Substantially all the remaining balance is cash on deposit with JPMorgan Chase.

Cash Segregated Pursuant to Federal Regulations — The Company segregates cash pursuant to the requirements of Securities and Exchange Commission (“SEC”) Rule 15c3-3. The cash is held at JPMorgan Chase.

Fair Value — Certain assets and liabilities are measured at estimated fair value in the Company’s statement of financial condition. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fair Value of Financial Instruments — Substantially all of the Company’s financial assets and liabilities are carried at fair value or amounts that approximate fair value.

Revenue Recognition — Brokerage transactions and related commission revenue and expense are recorded on a trade date basis. Mutual fund fees are accrued based on the level of client and firm assets invested in the mutual fund. Investment advisory fee revenues are recorded on an accrual basis based upon assets under management. Marketing support fees earned are recorded over the period of the related agreement. Securities owned transactions are recorded on a trade date basis with realized and unrealized gains and losses included in other revenues in the statement of operations.

The Company recognizes first year commission revenue and related commission expense upon the satisfactory completion of the application process for the purchase of variable annuity and variable life products. Renewal commission revenues and related commission expenses are recognized on an accrual basis.

Income Taxes — The Company was a member of the consolidated federal income tax group established by MetLife for its wholly owned subsidiaries and participated in a tax sharing agreement with MetLife. As a result, the Company’s income and deductions were included in the consolidated return and any computed federal taxes payable or receivable are due to or from MetLife. MetLife allocated income tax expenses or benefits to members of the consolidated group based on each subsidiary’s contribution to consolidated taxable income or loss using the statutory rate applicable to the consolidated group.

The Company also files tax returns with various state taxing agencies, both on a stand-alone and combined basis with various MetLife subsidiaries. As a result, the Company’s state income taxes payable or receivable are due to or from various state taxing agencies or such MetLife subsidiaries.

The Company recognizes deferred tax assets and liabilities based upon the difference between the financial statement and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse if future realization of the tax benefit is more likely than not. A valuation allowance is recorded for the portion, if any, that is not likely to be realized.

3. RELATED PARTY TRANSACTIONS

Substantially all expenses, exclusive of commissions, clearance and execution, and regulatory fees and expenses, relate to charges from MetLife. The Company's results of operations may not necessarily be indicative of those which would have resulted had the Company operated as an independent entity.

During the eight months ended August 30, 2012, the Company received a $6 million equity contribution from its parent. During the eight months ended August 30, 2013, the Company paid a $5 million dividend to its parent.

The Company also received payments from affiliates to support the marketing of MetLife insurance products. For the eight months ended August 30, 2013 and 2012, the Company recognized $117,198 and $267,378, respectively of marketing support fees from affiliates.

MetLife provides services and support functions, including, but not limited to, payroll, legal, compliance and other general corporate services and charges the Company its allocated portion of such costs, which are included in overhead charges from affiliates. In addition, the Company is allocated costs related to information systems, which are included in network support and data processing. For the eight months ended August 30, 2013, such overhead charges and network support and data processing charged to the Company were $2,554,054 and $1,974,144, respectively. For the eight months ended August 30, 2012, such overhead charges and network support and data processing charged to the Company were $2,759,517 and $2,043,258, respectively. Employee compensation and benefits for the eight months ended August 30, 2013 and 2012

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

3. RELATED PARTY TRANSACTIONS  – (continued)

include $3,900,346 and $4,283,321, respectively for payroll related costs including costs related to employee benefit plan and stock-based compensation.

MetLife disburses compensation and other amounts on behalf of the Company, for which the Company reimburses MetLife. Due to affiliates represents amounts due to MetLife for allocated services and support functions, and amounts disbursed by MetLife on behalf of the Company.

Preferred Stock — All of the Company’s outstanding preferred stock is owned by MetLife, Inc., which is entitled to dividends, on a cumulative basis. Series A preferred stock was issued on June 4, 1998 and earns cash dividends at a rate of 5.541% per annum, payable semi-annually on June 4 and December 4 beginning on December 4, 1998. Series B preferred stock was issued October 26, 2001 and earns annual cash dividends at a rate of 5% beginning October 1, 2002. Dividends are declared and payable only when the Company realizes net profits. To date, no dividends have been declared or paid on the preferred stock. The preferred stock has a liquidation preference of $100 per share and is redeemable only at the option of the Company.

4. REGULATORY REQUIREMENTS

As a broker-dealer, the Company is subject to the SEC’s Uniform Net Capital Rule (“Rule 15c3-1”) under the 1934 Act which requires the maintenance of minimum net capital, as defined. The Company calculates net capital under the alternative method permitted by Rule 15c3-1, which defines the Company’s minimum net capital as the greater of 2% of aggregate debit balances arising from customer transactions pursuant to Rule 15c3-3 under the 1934 Act, or $250,000. At August 30, 2013 and 2012, the Company had net capital of $5,329,926 and $37,304,300, respectively which was $5,079,926 and $37,054,300 in excess of the requirement of $250,000.

Proprietary accounts held at the clearing broker (“PAIB Assets”) are considered allowable assets in the net capital computation pursuant to an agreement between the Company and the clearing broker which requires, among other things, the clearing broker to perform a computation for PAIB Assets similar to the customer reserve computation set forth in Rule 15c3-3 under the 1934 Act.

5. EMPLOYEE BENEFIT PLANS AND STOCK BASED COMPENSATION

MetLife sponsors and administers defined benefit and defined contribution pension plans. For the defined benefit plan, the benefits are based on years of credited service and final average earning history. The Company was allocated $603,653 and $621,575 during the eight months ended August 30, 2013 and 2012, respectively related to the defined benefit plan. MetLife matches employee contributions to its defined contribution plan and charged the Company $78,133 and $85,561 for the eight months ended August 30, 2013 and 2012. Certain employees receive stock-based compensation related to the common stock of MetLife, Inc. The Company was allocated $99,185 and $92,747, respectively, during the eight months ended August 30, 2013 and 2012 related to such stock-based compensation.

All such amounts are presented as employee compensation and benefits on the statement of operations.

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

6. INCOME TAXES

The income tax benefit for the eight months ended August 30, 2013 and 2012 consist of the following:

	8/30/2013	8/30/2012
Current income tax benefit:
Federal	$(856,958)	$(1,218,424)
State	(28,796)	(1,019)
	(885,754)	(1,219,443)
Deferred income tax expense:
Federal	8	35,000
State	—	—
	8	35,000
Income tax benefit	$(885,746)	$(1,184,443)

7. COMMITMENTS AND CONTINGENCIES

The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain with any degree of certainty. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of August 30, 2013 and 2012. While the potential future charges could be material in the particular annual period in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position.

A putative class-action complaint was brought in New Jersey state court by two plaintiffs alleging that the Company inappropriately sold them variable annuities without Guaranteed Minimum Income Benefit (“GMIB”) riders. The Company filed a motion to dismiss the complaint which the Court denied.

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

7. COMMITMENTS AND CONTINGENCIES  – (continued)

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements have arisen in the course of the Company's business. Further, regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows.

8. SECURED DEMAND NOTE

At August 30, 2012, the Company was party to two Secured Demand Note Collateral Agreements (“SDNs”) with MetLife Insurance Company of Connecticut (“MICC”) pursuant to which MICC transferred securities to the Company to collateralize MICC's obligation to lend $26 million to the Company.

The Company transferred the securities to MICC in 2013, thereby cancelling both SDNs in 2013.

One SDN with a principal amount of $13 million was scheduled to mature on April 30, 2013, and another SDN with a principal amount of $13 million was scheduled to mature on April 30, 2015. The SDNs bore interest at 0.5% per annum.

At August 30, 2012, the collateral for both SDNs consisted of U.S. Government securities with a fair value approximating $33.1 million. The Company has not exercised its right to sell or re-pledge the collateral.

The SDNs provided the Company with additional regulatory capital toward meeting the minimum net capital requirement under Rule 15c3-1, subject to the rule’s “Debt-Equity Ratio” requirements which limits to 90 days the period of time that the percentage of regulatory capital which a broker-dealer obtains through the use of certain SDNs can exceed 70%. At August 30, 2012, the Company's Debt-Equity Ratio was 63%.

The corresponding liabilities “Notes payable under subordinated secured demand note collateral agreements” are subordinate to the claims of the general creditors. To the extent that the subordinated borrowings are required for the Company’s continued compliance with the minimum net capital requirements under Rule 15c3-1, they may not be repaid.

WALNUT STREET SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE EIGHT MONTHS ENDED AUGUST 30, 2013 AND 2012

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company engages in brokerage transactions that settle in accordance with industry practice. In the event a customer or counterparty is unable to fulfill its contracted obligations, the Company might be required to liquidate the transaction for its own account. Additionally, the agreements between the Company and its clearing broker provide that the Company is obligated to assume any responsibility related to nonperformance by its customers. The Company seeks to control the risk associated with nonperformance by monitoring all customer activity and reviewing information it receives from its clearing broker on a daily basis. Although the right of the clearing broker to charge the Company applies to all trades executed through the clearing broker, the Company believes that there is no reasonable amount assignable to its obligations pursuant to this right as any such obligation would be based upon the future non-performance by one or more counterparties. Accordingly, at August 30, 2013 and 2012, the Company has recorded no liabilities with respect to these obligations.

Certain securities transactions in the normal course of business may also give rise to off-balance sheet market risk. Securities sold, but not yet purchased by the Company involve an obligation to purchase securities at a future date. The Company may incur a loss if the market value of the securities increases. To mitigate the risk of losses, long and short positions are marked-to-market daily and are continuously monitored by management.

10. SUBSEQUENT EVENTS

As of August 30, 2013, Cetera Advisor Networks, LLC, a subsidiary of Cetera Financial Group, Inc., a wholly owned subsidiary of Cetera Financial Holdings, Inc., acquired the Company. The Company withdrew its registration with FINRA and no longer executes or clears its brokerage transactions through Pershing as agent.

* * * * *

First Allied Holdings Inc.

Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

First Allied Holdings Inc.

Contents

Report of Independent Registered Public Accounting Firm

Board of Directors
First Allied Holdings Inc.

We have audited the accompanying consolidated financial statements of First Allied Holdings Inc., as of December 31, 2013 (successor) and 2012 (predecessor) and the related consolidated statements of operations, changes in stockholder’s equity and cash flows for the period from January 1, 2013 to September 24, 2013 (predecessor) and the period from September 25, 2013 to December 31, 2013 (successor) and the year ended December 31, 2012 (predecessor). These financial statements are the responsibility of the Company’s management. Our responsibility is to express and opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of First Allied Holdings Inc. at December 31, 2013 (successor) and 2012 (predecessor), and the results of its operations and its cash flows for the period from January 1, 2013 to September 24, 2013 (predecessor) and the period from September 25, 2013 to December 31, 2013 (successor) and for the year ended December 31, 2012 (predecessor), in conformity with accounting principles generally accepted in the United States of America.

Richmond, Virginia
February 27, 2014

First Allied Holdings Inc.

Consolidated Statements of Financial Condition

December 31,	(Successor) 2013	(Predecessor) 2012
Assets
Cash and cash equivalents	$24,315,065	$13,594,013
Receivable from clearing brokers	4,382,556	3,686,387
Securities owned, at fair value	1,834,497	48,247
Notes receivable, net	13,269,939	9,034,612
Fees receivable	13,643,077	2,421,388
Furniture, equipment, and leasehold improvements, at cost, less accumulated depreciation and amortization of $153,767 and $472,101 respectively	1,424,808	1,000,431
Deferred tax assets, net	—	5,577,976
Goodwill	79,985,814	25,435,808
Intangibles, net	83,004,925	11,498,807
Prepaids and other assets	2,767,049	2,811,221
Due from Parent	995,329	—
Total assets	$225,623,059	$75,108,890

See accompanying notes to financial statements.

First Allied Holdings Inc.

Consolidated Statements of Financial Condition

December 31,	(Successor) 2013	(Predecessor) 2012
Liabilities and Stockholder’s Equity
Liabilities
Commissions payable	$12,179,793	$5,668,780
Accounts payable and other liabilities	16,239,454	7,788,473
Unearned revenue	1,601,734	1,588,280
Securities sold, not yet purchased, at fair value	308,930	336,573
Deferred tax liability, net	23,692,614	—
Unfavorable lease	—	5,267,838
Term loan	28,800,000	10,800,000
Line of credit	4,501,808	547,450
Contingent earnout liability	1,470,877	—
Notes payable	—	223,154
Total liabilities	88,795,210	32,220,548
Commitments and contingencies
Stockholder’s equity
Common stock, $0.0001 par value; authorized 65,000,000 shares; issued and outstanding 46,340,050 shares	4,634	4,634
Additional paid-in capital	137,158,051	46,960,230
Stockholder receivables	—	(1,007,257)
Accumulated deficit	(334,836)	(3,069,265)
Total stockholder’s equity	136,827,849	42,888,342
Total liabilities and stockholder’s equity	$225,623,059	$75,108,890

See accompanying notes to financial statements.

First Allied Holdings Inc.

Consolidated Statements of Operations

	Successor (Period from September 25, 2013 to December 31, 2013)	Predecessor
		(Period from January 1, 2013 to September 24, 2013)	Year Ended December 31, 2012
Revenues
Commissions	$49,539,110	$139,021,502	$127,797,250
Investment advisory income	33,242,582	84,661,563	71,426,087
Sponsorship fees	3,103,394	7,857,502	5,346,353
Principal transactions, net	1,758,219	6,638,945	9,654,604
Clearance fee income	1,881,587	5,272,912	7,130,343
Insurance income	1,844,313	5,289,871	4,689,787
Pension administration	1,051,637	2,185,646	2,924,756
Interest	682,490	2,176,330	3,924,094
Other	2,067,300	5,582,885	8,154,597
Total revenues	95,170,632	258,687,156	241,047,871
Expenses
Commissions	69,082,223	187,721,279	180,058,856
Compensation and benefits	11,784,512	39,278,485	29,015,722
Professional services	1,104,555	5,558,108	4,111,947
Clearing and exchange fees	1,847,881	4,525,557	3,249,308
Promotional	1,476,156	3,538,615	3,498,180
Occupancy and equipment	2,092,109	3,434,588	3,240,080
Amortization of intangibles	1,892,075	2,934,881	1,641,813
Communications and data processing	849,132	2,263,666	2,992,171
Outsourced administrative fees	760,829	1,944,908	2,625,879
Travel and entertainment	590,023	1,385,070	1,040,171
Amortization of notes receivable	573,490	987,966	874,464
Interest	233,598	669,813	378,046
Depreciation and amortization	165,884	537,352	348,809
Other	3,412,302	9,767,406	8,075,122
Total expenses	95,864,769	264,547,694	241,150,568
Loss before income tax benefit	(694,137)	(5,860,538)	(102,697)
Income tax benefit (provision)	359,301	2,119,656	(193,067)
Net loss	$(334,836)	$(3,740,882)	$(295,764)

See accompanying notes to financial statements.

First Allied Holdings Inc.

Consolidated Statements of Changes in Stockholder’s Equity

	Common Stock		Additional Paid-in Capital	Stockholder Receivables	Accumulated Deficit	Total
	Shares	Amount
Balance, December 31, 2011 – Predecessor	44,622,550	$4,462	$44,669,494	$(673,500)	$(2,773,501)	$41,226,955
Issuance of stock	1,967,500	197	1,967,303	—	—	1,967,500
Repurchase & retirement of stock and note	(250,000)	(25)	(249,975)	250,000	—	—
Issuance of stock options	—	—	573,408	—	—	573,408
Issuance of notes	—	—	—	(583,757)	—	(583,757)
Net loss	—	—	—	—	(295,764)	(295,764)
Balance, December 31, 2012 – Predecessor	46,340,050	4,634	46,960,230	(1,007,257)	(3,069,265)	42,888,342
Interest on stockholder receivables	—	—	—	(39,560)	—	(39,560)
Payment on stockholder receivables	—	—	—	51,488	—	51,488
Issuance of stock options	—	—	528,420	—	—	528,420
Contribution of capital	—	—	6,000,000	—	—	6,000,000
Tax benefit from stock option exercise	—	—	1,620,000	—	—	1,620,000
Exercise of stock options	—	—	1,086,594	—	—	1,086,594
Vesting of restricted stock	—	—	493,000	—	—	493,000
Net loss – predecessor	—	—	—	—	(3,740,882)	(3,740,882)
Balance, September 24, 2013 – Predecessor	46,340,050	4,634	56,688,244	(995,329)	(6,810,147)	48,887,402
Satisfaction of stockholder receivables	—	—	—	995,329	—	995,329
Pushdown related to RCAP acquisition	—	—	80,469,807	—	6,810,147	87,279,954
Net loss – successor	—	—	—	—	(334,836)	(334,836)
Balance, December 31, 2013 – Successor	46,340,050	$4,634	$137,158,051	$—	$(334,836)	$136,827,849

See accompanying notes to financial statements.

First Allied Holdings Inc.

Consolidated Statements of Cash Flows

	Successor (Period from September 25, 2013 to December 31, 2013)	Predecessor
		(Period from January 1, 2013 to September 24, 2013)	Year Ended December 31, 2012
Operating activities
Net loss	$(334,836)	$(3,740,882)	$(295,764)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of notes receivable	573,490	987,966	874,464
Depreciation and amortization	175,592	556,768	348,809
Amortization of intangibles	1,892,075	2,934,881	1,641,813
Stock based compensation	776,338	2,108,014	573,408
Deferred taxes, net	(289,822)	(2,217,055)	306,856
Loss on disposal of equipment	124,100	393,241	—
Changes in operating assets and liabilities:
Receivables from clearing brokers, net	(281,376)	(414,793)	(808,430)
Securities owned	(151,273)	(282,369)	628,030
Other receivables	1,729,702	(2,572,633)	(905,136)
Other assets	741,291	442,209	364,576
Commissions payable	446,633	429,254	1,482,200
Accounts payable and other liabilities	(18,463,992)	21,547,657	(741,493)
Income taxes payable	—	—	(169,179)
Securities sold, not yet purchased	308,930	(336,573)	225,447
Net cash provided by (used in) operating activities	(12,753,148)	19,835,685	3,525,601
Investing activities
Cash paid for acquisitions, net of cash acquired	—	(16,692,504)	(469,151)
Issuance of notes receivable	(6,556,452)	(1,466,872)	(3,733,774)
Collections on notes receivable	264,833	966,379	816,374
Purchases of furniture, equipment, and leasehold improvements	(189,866)	(462,838)	(245,782)
Net cash used in investing activities	(6,481,485)	(17,655,835)	(3,632,333)
Financing activities
Borrowings on term loan	—	21,200,000	—
Borrowings on line of credit	4,501,808	967,200	—
Capital contribution	—	6,000,000	—
Principal payments on term loan	(1,600,000)	(1,600,000)	(1,200,000)
Payments on line of credit	—	(1,514,650)	(1,000,000)
Payments on notes payable	(44,631)	(133,892)	(178,523)
Issuance of common stock	—	—	1,717,500
Net cash provided by (used in) financing activities	2,857,177	24,918,658	(661,023)
Net increase (decrease) in cash and cash equivalents	(16,377,456)	27,098,508	(767,755)
Cash and cash equivalents, beginning of period	40,692,521	13,594,013	14,361,768
Cash and cash equivalents, end of period	$24,315,065	$40,692,521	$13,594,013
Supplemental disclosure of non-cash investing and financing activities
Contingent consideration	$—	$1,441,753	$—
Cashless exercise of stock options	—	1,086,594	—
Increase in goodwill due to RCAP acquisition*	51,070,913	—	—
Increase in intangibles due to RCAP acquisition*	57,614,074	—	—
Net increase in deferred taxes due to RCAP acquisition	(25,721,046)	—	—
Write down of unfavorable lease in RCAP acquisition	4,557,355	—	—
Acquisition of certain customer accounts with a notes payable	—	—	1,274,174
Issuance of common stock for stockholder receivable	—	—	600,000
Supplemental cash flow information
Cash paid for interest	441,971	386,077	466,485
Cash paid for income taxes	70,166	51,520	66,127

*	See Footnote 1 for gross amounts of goodwill and intangibles arising from the RCAP acquisition.

See accompanying notes to financial statements.

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies

Organization

First Allied Holdings Inc. (FAHI or the Company) is primarily a holding company. At December 31, 2012, its primary operating subsidiaries included First Allied Securities, Inc. (FAS) and First Allied Advisory Services, Inc. (FAAS), First Allied Asset Management, Inc. (FAAM), FASI Insurance Services, Inc. (FAIS) and First Allied Retirement Services, Inc. (FARS), all of which are wholly owned.

On January 1, 2013, the Company acquired Legend Group Holdings LLC which was a holding company and sole owner of Advisory Services Corporation (ASC), Legend Advisory Corporation (LAC) and Legend Equities Corporation (LEC), which together form the Legend Group.

On September 25, 2013, the Company was acquired by RCAP Holdings, LLC (the Parent) which is primarily a holding company. Following the transaction, FAHI, the Legend Group and all of their subsidiaries continue to operate autonomously under the current management structure and respective brands. The Company accounts for acquisitions as business combinations, and recognizes, separately from goodwill, assets acquired and liabilities assumed at their respective fair values as of the acquisition date. Goodwill as of the acquisition date is measured as the excess of consideration transferred and the net of the acquisition date fair values of the assets acquired and the liabilities assumed.

FAS is a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and is also a registered investment advisor pursuant to the Investment Advisors Act of 1940. FAS’ primary activities include the brokerage of equity and fixed-income securities as well as the sale of investment company shares, alternative investment products, and insurance products. FAS has agreements with non-affiliated clearing brokers to clear securities transactions, carry customers’ accounts on a fully disclosed basis and perform certain recordkeeping functions. Accordingly, FAS operates under the exemptive provisions of the Securities and Exchange Commission (SEC) Rule 15c3- 3(k)(2)(ii).

FAAS is a registered investment advisor pursuant to the Investment Advisors Act of 1940. FAAS provides investment management through brokerage accounts as well as variable annuity subaccounts.

FAAM is a registered investment advisor pursuant to the Investment Advisors Act of 1940 and is an independent money management company. FAIS is an independent insurance agency. FARS is a third party pension administrator handling both defined benefit and defined contribution plans.

LEC is a broker-dealer registered with the SEC and a member of FINRA. In addition, LEC is also a licensed insurance agency. LEC sells mutual funds, variable annuity products, stocks, and insurance products. LEC enters into securities and insurance transactions in its capacity as an agent for customers. LEC’s major sources of revenue consist of commissions earned on new sales of mutual fund products and Rule 12b-1 distribution fees on existing eligible assets. LEC has an agreement with a non-affiliated clearing broker to clear securities transactions, carry customers’ accounts on a fully disclosed basis and perform certain recordkeeping functions. Accordingly, LEC operates under the exemptive provisions of the SEC Rule 15c3- 3(k)(2)(ii).

LAC provides portfolio management for investment portfolios tailored for 403(b) retirement planning. A 403(b) plan is similar to 401(k) plans, but offered by many not-for-profit employers. Therefore, a majority of Legend Group’s clients include educators and other employees of not-for-profit organizations.

ASC is a third party administrator for 403(b) plans and charges a fee to custody assets.

Acquisition

On January 1, 2013, the Company acquired the Legend Group. In connection with the acquisition, intangible assets of $18,414,000 were recorded on Legend’s books related to customer relationships. Goodwill in the amount of $3,409,614, which represented the excess of the purchase price over the fair value of the acquired net assets and liabilities, was recognized by Legend. The goodwill arising from this acquisition is not deductible for income tax purposes.

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies  – (continued)

As of the date of the acquisition, the fair value of the Legend Group’s assets and liabilities was as follows:

Assets
Cash and cash equivalents	$4,255,743
Accounts receivable, net	9,371,501
Goodwill	3,409,614
Securities owned, at fair value	1,352,608
Intangible assets	18,414,000
Other assets	2,131,577
38,935,043
Liabilities
Accounts payable and other liabilities	1,543,568
Commissions payable	5,635,126
Deferred tax liability, net	7,365,600
14,544,294
Net assets acquired	$24,390,749

The Company paid consideration aggregating approximately $22.9 million for the acquisition. This was accomplished by increasing the Company’s term loan at Fifth Third Bank (see Borrowings footnote). In addition, the Sellers are entitled to receive contingent consideration provided that Legend’s advisor retention remains above 80% at the end of 2014. The range of the undiscounted amounts the Company could be obligated to pay as contingent consideration under the earn-out arrangement ranges from $0 and $5 million. If the retention is greater than 87.5%, the Sellers receive 100% of the consideration and if it is less than 80%, the Sellers receive $0. The estimated fair value of the contractual obligation to pay the contingent consideration recognized as of December 31, 2013 was $1.47 million. The Company determined the fair value of the obligation to pay contingent consideration based on probability-weighted projections of the advisor retention during the approximately two year earn-out measurement period. The estimate of the fair value of contingent consideration requires subjective assumptions to be made of various retention scenarios.

On September 25, 2013, First Allied Holdings Inc. was acquired by RCAP Holdings, LLC (the Parent). In connection with the acquisition, intangible assets of $1,026,000 were recorded related to employee covenants, $11,972,000 were recorded related to broker relationships, $59,213,000 were recorded related to advisor relationships and $12,381,000 was recorded related to contractual customer relationships. Goodwill in the amount of $79,985,814, which represented the excess of the purchase price over the fair value of the acquired net assets and liabilities, was recognized by the Company. The goodwill arising from this acquisition is not deductible for income tax purposes.

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies  – (continued)

As of the date of the acquisition, the fair value of First Allied Holdings Inc.’s assets and liabilities was as follows:

Assets
Cash and cash equivalents	$40,692,521
Receivable from clearing brokers	4,101,180
Goodwill	79,985,814
Deferred tax assets, net	9,923,441
Notes receivable, net	8,547,139
Intangible assets	84,592,000
Other assets	22,089,269
249,931,364
Liabilities
Accounts payable and other liabilities	36,799,119
Commissions payable	11,733,160
Deferred taxes on intangible assets	33,836,400
Term loan	30,400,000
112,768,679
Net assets acquired	$137,162,685

2011 Acquisition

Previously, on November 1, 2011, FAS Holdings, Inc. was acquired by First Allied Holdings Inc. In connection with this prior acquisition, intangible assets of $9,266,000 were recorded related to advisor relationships and $2,550,000 was recorded related to contractual customer relationships. Goodwill in the amount of $25,277,822, which represented the excess of the purchase price over the fair value of the acquired net assets and liabilities, was recognized by the Company. The goodwill that arose from this acquisition was not deductible for income tax purposes.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

Consolidation

The consolidated financial statements include the accounts of FAHI and the Legend Group and their wholly owned subsidiaries: FAS Holdings, Inc. (FASH), First Allied Securities, Inc., First Allied Advisory Services, Inc., FASI Insurance Services, Inc., First Allied Asset Management, Inc., First Allied Wealth Management, Inc., First Allied Retirement Services, Inc. also known as Associates in Excellence, Advisory Services Corporation, Legend Advisory Corporation and Legend Equities Corporation. All intercompany transactions were eliminated upon consolidation.

Fair Value of Financial Instruments

Substantially all of the Company’s financial assets and liabilities are carried at market value or at amounts, which, because of their short-term nature, approximate current fair value.

Cash and Cash Equivalents

Cash and cash equivalents are maintained at financial institutions and, at times, balances may exceed federally insured limits. The Company has never experienced any losses related to these balances.

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies  – (continued)

Interest-bearing amounts on deposit at federally insured institutions at December 31, 2013 were $24,315,065, of which $21,156,656 was in excess of FDIC insurance limits. FDIC coverage is $250,000 per depositor at each financial institution.

All non-interest bearing cash balances were fully insured at December 31, 2012 due to a temporary federal program in effect from December 31, 2010 through December 31, 2012. Under the program, there is no limit to the amount of insurance for eligible accounts. Interest-bearing amounts on deposit at federally insured institutions at December 31, 2012 were $13,594,013.

For purposes of the statement of cash flows, the Company has defined cash equivalents as highly liquid investments, with remaining maturities of three months or less.

Receivable from Clearing Brokers

The receivable from clearing brokers represents cash on deposit and amounts due for commissions earned. Cash deposits held at the clearing brokers and commissions earned collateralize amounts due to the clearing brokers, if any.

Securities Owned and Securities Sold, But Not Yet Purchased

Securities owned and securities sold, but not yet purchased are carried at fair value on a trade date basis. Fair value is based on quoted market prices or dealer quotes where those are available and considered reliable. Additionally, other factors may be considered where appropriate such as market prices of related or similar financial instruments and coupon, yield, credit quality, prepayment terms, volatility and other economic factors. Securities owned and securities sold, not yet purchased, are held for trading purposes.

Notes Receivable

Notes receivable consist primarily of forgivable loans made to investment executives and other revenue-producing employees, typically in connection with their recruitment. These loans are forgivable based on continued affiliation and performance and are amortized over the life of the loan, which is generally five to seven years, using the straight-line method, and is included in amortization of notes receivable on the consolidated statement of operations. FAHI has established an allowance for doubtful accounts to offset loan amounts for terminated advisors that are not likely to be collected. Notes receivable is reported net of allowance for doubtful accounts of $423,855 and $241,382 at December 31, 2013 and 2012, respectively.

Income Taxes

Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company evaluates the realizability of deferred tax assets and recognizes a valuation allowance for its deferred tax assets when it is more likely than not that a future benefit of such deferred tax assets will not be realized.

The Company has analyzed the positions for all open tax years, and the positions to be taken for the tax year ended December 31, 2013 in its major jurisdictions, and has determined whether or not there are uncertain tax positions that require financial statement recognition. No reserves for uncertain tax positions were required to have been recorded as a result of the adoption of ASC 740 for the year. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies  – (continued)

Furniture, Equipment, and Leasehold Improvements

Furniture, equipment, and leasehold improvements are stated at cost less accumulated depreciation and amortization. Furniture and equipment are depreciated using the straight-line method over the estimated useful life of the asset, generally three to five years. Leasehold improvements are amortized over the shorter of the estimated useful life or the term of the lease. When items are retired, impaired or disposed of, the related costs and accumulated depreciation are removed from the accounts and any resulting gains or losses are included in the determination of net income.

Goodwill and Intangible Assets

Goodwill represents the excess of the purchase price over the fair value of net assets acquired in business combinations under the purchase method of accounting. Pursuant to FASB Accounting Standards Codification (ASC) 350, Goodwill and Others, goodwill is evaluated at least annually by management for impairment, and more frequently in certain circumstances. The evaluation includes assessing the estimated fair value of the goodwill based on market prices for similar assets. The Company considers all segments as one reporting unit for goodwill valuation purposes. Impairment exists when the carrying amount of the goodwill exceeds its implied fair value. Because goodwill is treated as a non-allowable asset for regulatory purposes, the impact of any impairment on goodwill would not affect FAS’ regulatory net capital.

In accordance with FASB ASC 360, Property, Plant and Equipment, long-lived assets, such as purchased intangibles subject to amortization and depreciation, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. On an ongoing basis, the Company reviews the valuation and amortization of the intangible assets and takes into consideration any events or circumstances that might have diminished its value.

Securities Transactions

Principal transactions and commission revenue and expense are recorded on a trade-date basis.

Investment Advisory Income

Investment advisory fees are received quarterly but are recognized as earned on a pro rata basis over the term of the contract.

Reclassifications

Certain reclassifications have been made in the prior year consolidated financial statements and notes to conform to the December 31, 2013 presentation.

2. Fair Value Measurement

ASC 820, “Fair Value Measurements and Disclosures”, establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the financial instruments developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in pricing the financial instruments developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 —	Valuations based on quoted prices in active markets for identical investments that the Company has the ability to access. An active market for the investment is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of the investment does not entail a significant degree of judgment. Valuation adjustments and block discounts are not applied to Level 1 instruments.

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

2. Fair Value Measurement  – (continued)

Level 2 —	Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable, supported by little or no market activity, and significant to the overall fair value measurement.

The availability of observable inputs can vary from financial instruments to financial instruments and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement its entirety.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current and best available as of the measurement date, including during periods of market dislocation.

The following table presents the Company’s fair value hierarchy for those assets and liabilities measured at fair value on a recurring basis:

December 31, 2013 (successor)	Level 1	Level 2	Level 3	Total
Assets
Securities owned
Mutual fund – stock	$1,834,007	—	—	$1,834,007
U.S. Government and agency obligations	193			193
Equity securities	297	—	—	297
Total	$1,834,497	—	—	$1,834,497
Liabilities
Securities sold, not yet purchased
Municipal government obligations	$50,862	—	—	$50,862
Certificates of deposit	20,118	—	—	20,118
Equity securities	237,950	—	—	237,950
Total	$308,930	—	—	$308,930

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

2. Fair Value Measurement  – (continued)

December 31, 2012 (predecessor)	Level 1	Level 2	Level 3	Total
Assets
Securities owned
Mutual fund – stock	$263	—	—	$263
U.S. Government and agency obligations	47,984	—	—	47,984
Equity Securities
Total	$48,247	—	—	$48,247
Liabilities
Securities sold, not yet purchased
U.S. Government and agency obligation	$170,336	—	—	$170,336
State and municipal government obligations	52,503	—	—	52,503
Corporate and other debt	4,580	—	—	4,580
Equity Securities	109,154	—	—	109,154
Total	$336,573	—	—	$336,573

3. Income Taxes

The difference between U.S. statutory rate of 34% and the effective tax rate results from the impact of state and local taxes, net of the federal tax effect and certain non-deductible expenses, primarily acquisition related expenses.

The provision for taxes consists of the following:

	Successor	Predecessor
	(Period from September 25, 2013 to December 31, 2013)	(Period from January 1, 2013 to September 24, 2013)	Year Ended December 31, 2012
Current expense
Federal	$—	$—	$—
State	—	—	103,765
Total current expense	—	—	103,765
Deferred expense (benefit)
Federal	(305,406)	(1,801,708)	82,061
State	(53,895)	(317,948)	7,241
Total deferred expense (benefit)	(359,301)	(2,119,656)	89,302
Income tax expense (benefit)	$(359,301)	$(2,119,656)	$193,067

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

3. Income Taxes  – (continued)

Deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of the assets and liabilities. They are measured by applying the enacted tax rates and laws in effect for the years in which such differences are expected to reverse. The significant components of the Company’s deferred tax assets and liabilities are as follows:

December 31,	Successor 2013	Predecessor 2012
Deferred tax assets
Tax loss carryforward	$5,678,342	$4,254,386
Accrued liabilities and reserves	1,721,249	3,607,155
Compensation	1,972,831	231,181
Gross deferred tax assets	9,372,422	8,092,722
Deferred tax liabilities
Intangible assets	32,603,362	2,456,716
Goodwill	410,095	—
Fixed assets	51,579	58,030
Gross deferred tax liabilities	33,065,036	2,514,746
Net deferred tax asset (liability)	$(23,692,614)	$5,577,976

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the related temporary differences become deductible. Management considers both positive and negative evidence in performing this assessment, and analyzes changes in near-term market conditions as well as other factors which may impact future operating results. In making such judgments, Management considers the review of taxable income in prior periods, effects of acquisitions made on operating results, including the impact of IRS Section 382 limitations, the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies. Significant positive evidence considered included that the Company had taxable income in 2012, taxable income before the acquisitions costs in 2013, and the acquisition of the Legend Group in 2013 which historically has generated taxable income. Additional positive evidence also includes the reversal of the deferred tax liabilities related to the amortization of intangible assets which is not deductible for income tax purposes thereby increasing taxable income, as well as the elimination of nonrecurring acquisition related costs incurred during 2013 that significantly reduced 2013 taxable income. Management determined the positive factors outweighed the negative factors and as a result no valuation allowance was recorded against the deferred tax asset. The Company is subject to examination by its major tax jurisdictions — U.S. federal and Virginia, California, New York, Illinois, Arizona and Missouri states. The open tax years are 2011 – 2013 for federal and states listed above. Net operating loss carryforwards totaling approximately $14,196,000 expire through 2033 and are subject to limitations pursuant to Section 382 of the Internal Revenue Code.

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

4. Goodwill and Other Intangible Assets

The changes in the carrying amount of goodwill are as follows:

Balance, December 31, 2011 (predecessor)	$25,277,822
Additional cash paid for acquisition	157,986
Balance, December 31, 2012 (predecessor)	$25,435,808
Goodwill from Legend Acquisition	3,409,614
Balance, September 24, 2013	28,845,422
Reversal of predecessor’s goodwill	(28,845,422)
Goodwill recognized pursuant to RCAP Acquisition	79,985,814
Balance, December 31, 2013 (successor)	$79,985,814

Intangibles

	Employee Covenants	Broker Relationships	Advisor Relationships	Contractual Customer Relationships	Total
Balance, December 31, 2011 (predecessor)	$—	$—	$9,060,572	$2,495,875	$11,556,447
Books of business acquired	—	—	1,384,174	—	1,384,174
Customer contracts acquired	—	—	—	200,000	200,000
Accumulated Depreciation	—	—	(1,271,231)	(370,583)	(1,641,814)
Balance, December 31, 2012 (successor)	$—	$—	$9,173,515	$2,325,292	$11,498,807
Intangible from Legend Acquisition	—	—	—	18,414,000	18,414,000
Accumulated amortization, predecessor period	—	—	(972,114)	(1,962,767)	(2,934,881)
Balance, September 24, 2013	—	—	8,201,401	18,776,525	26,977,926
Reversal of predecessor’s intangibles	—	—	(8,201,401)	(18,776,525)	(26,977,926)
Intangibles recognized pursuant to RCAP Acquisition	$1,026,000	11,972,000	59,213,000	12,381,000	84,592,000
Customer contracts acquired	—	—	—	305,000	305,000
Accumulated amortization, successor period	(128,250)	(238,635)	(1,248,710)	(276,480)	(1,892,075)
Balance, December 31, 2013 (successor)	$897,750	$11,733,365	$57,964,290	$12,409,520	$83,004,925

Amortization expense for the intangible assets for the periods ended December 31, 2013, September 24, 2013, and December 31, 2012 was $1,892,075, $2,934,881, and $1,641,813 respectively. These assets are being amortized over a two to fourteen year period. Estimated amortization expense for each of the next five years is as follows:

2014	$7,070,076
2015	6,941,826
2016	6,548,612
2017	6,455,412
2018	6,455,412
Thereafter	49,533,587
Total	$83,004,925

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

4. Goodwill and Other Intangible Assets  – (continued)

The Company defines the broker relationships intangibles as the Company’s relationships with its registered representatives. It defines the advisor relationship intangibles as the acquired registered financial advisors’ existing customer relationships and defines contractual customer relationship intangibles as books of business acquired from a third party. Each type provides a significant source of income through recurring revenue over the course of the economic life of the relationships.

5. Off-Balance-Sheet Credit Risk

FAS and LEC clear all transactions on a fully disclosed basis with clearing firms that maintain all related records. In the normal course of business, FAS and LEC engage in activities involving the execution, settlement and financing of various securities transactions. These activities may expose FAS and LEC to off-balance-sheet risk in the event that the other party to the transaction is unable to fulfill its contractual obligations. FAS and LEC maintain all of its trading securities at the clearing firms, and these trading securities collateralize amounts due to the clearing firms.

Customers are required to complete their transactions on the settlement date, generally three business days after the trade date. FAS and LEC are, therefore, exposed to risk of loss on these transactions in the event of the customer’s or broker’s inability to meet the terms of their contracts, in which case FAS and LEC may have to purchase or sell financial instruments at prevailing market prices. The impact of unsettled transactions is not expected to have a material effect upon FAS’ and LEC’s financial statements.

The Company has agreed to indemnify its clearing brokers for losses that it may sustain from the customer accounts introduced by the Company. As of December 31, 2013, there were no amounts to be indemnified to the clearing brokers for these accounts.

Concentration of Credit Risk

FAS and LEC introduce all retail securities trades to its clearing brokers. In the event the clearing brokers do not fulfill their obligations, the Company may be exposed to risk. FAS and LEC attempt to minimize this credit risk by monitoring the creditworthiness of the clearing brokers.

6. Net Capital Requirements

FAS is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires FAS to maintain minimum net capital. FAS have elected to use the alternative method permitted by Rule 15c3-3, which requires that FAS maintain minimum net capital, as defined, of $250,000. At December 31, 2013, FAS’ net capital was $4,777,089 which was $4,527,089 in excess of its required net capital of $250,000. The net capital rule may effectively restrict the payment of cash dividends. As of December 31, 2013 and 2012 FAS met all capital adequacy requirements to which it is subject to.

LEC is also subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires them to maintain minimum net capital. At December 31, 2013, LEC’s net capital was $2,684,401 which was $2,460,065 in excess of its required net capital of $224,336.

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

7. Leases, Commitments and Contingent Liabilities

FAHI leases certain office space under several noncancelable operating leases. Certain leases have renewal options and clauses for escalation and operating cost adjustments based upon increased costs incurred by the lessor. Future minimum rental commitments under the terms of the lease agreements as of December 31, 2013 are as follows:

2014	$3,300,494
2015	2,718,429
2016	2,328,004
2017	2,333,461
2018	2,400,059
Thereafter	12,904,733
Total	$25,985,180

Total rental expense under the leases for the periods ended December 31, 2013, September 24, 2013, and December 31, 2012 was $910,416, $2,225,851, and $2,904,028 respectively.

The Company assumed an unfavorable lease in its November 2011 acquisition and as a result, the Company recorded a liability of approximately $6,500,000, which was being amortized over the remaining life of the lease. The remaining unamortized balance of $4,433,975 was eliminated in conjunction with the pushdown accounting pursuant to the acquisition by the Parent due to the lease being renegotiated and the lease terms are no longer unfavorable.

In the normal course of business, there are various lawsuits, claims, and contingencies pending against the Company. The Company is also involved in governmental and self-regulatory agency inquiries, investigations and proceedings. In accordance with FASB ASC 450, Contingencies, the Company has established provisions for estimated losses from pending lawsuits, claims, investigations and proceedings. Although the ultimate outcome of the various matters cannot be ascertained at this point, it is the opinion of management, after consultation with counsel, that the resolution of the foregoing matters will not have a material adverse effect on the financial condition of the Company, taken as a whole, such resolution may, however, have a material effect on the results of operations or cash flows in any future period, depending on the level of income for such period.

8. Borrowings

On November 1, 2011, the Company entered into an $18 million loan facility with Fifth Third Bank, of which $12 million was a term loan (the Term Loan) and $6 million is a revolving line of credit (the Revolver); the Revolver is also available for letters of credit. The Term Loan was amended and increased by $20 million to $32 million on January 2, 2013 in order to facilitate the purchase of the Legend Group. Borrowings under the Term Loan and the Revolver bear interest, payable quarterly in arrears, at the one month LIBOR plus an interest rate margin ranging from 2% to 2.5%, depending upon the Company’s financial performance. At December 31, 2013, the interest rate was 2.42%. Borrowings under the Term Loan must be repaid in installments of $800,000 each calendar quarter beginning March 31, 2013 with the balance of $5.2 million due on January 2, 2018. The Revolver is due November 1, 2017. All obligations under these loans are collateralized by all of the Company’s assets. These loan facilities are subject to certain financial and nonfinancial covenants. At December 31, 2013, the Company was in compliance with all such covenants.

9. Stock Based Compensation

Pre-Acquisition Plan

Certain employees, officers and directors participated in the Company’s 2011 Equity Incentive Plan (the Plan). The Plan provided for the granting of up to 11,250,000 nonqualified stock options and restricted stock.

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

9. Stock Based Compensation  – (continued)

In 2012, the Company granted awards in the form of nonqualified stock options. Stock option awards to employees are generally subject to a vesting period of 5 years. The following is a summary of the information concerning outstanding options as of December 31, 2012:

December 31, 2012 (predecessor)
Outstanding at beginning of period	3,281,250
Granted	3,466,663
Outstanding at end of year	6,747,913
Options exercisable at year end	656,250

The following is a summary of the information concerning outstanding and exercisable options as of December 31, 2012:

Range of Exercise Prices	Options Outstanding	Weighted Average Exercise Life	Weighted Average Exercise Price	Weighted Average Grant-date Fair value	Options Exercisable	Weighted Average Exercise Price
$0.00 – $1.00	4,498,608	9.83 years	$1.00	$0.53	437,500	$1.00
$1.01 – $2.00	2,249,305	9.83 years	$2.00	$0.35	218,750	$2.00
	6,747,913				656,250

In 2013, the Company granted awards in the form of nonqualified stock options and 580,000 shares of restricted stock under the Plan. In conjunction with the acquisition of the Company by the Parent, 50% of unvested options were deemed vested and the remaining 50% of unvested options were forfeited and all restricted stock was deemed vested. For the successor period ended September 24, 2013, the Company recorded $2,108,014 of stock based compensation which is included in compensation and benefits in the consolidated statements of operations, of which $1,579,594 was compensation related to the accelerated vesting of stock options and restricted stock. For the year ended December 31, 2012, the Company recorded $573,408 of stock based compensation.

The following is a summary of the information concerning outstanding options as of December 31, 2013:

Year Ended December 31, 2013 (successor)	Options for Shares	Weighted- average exercise price
Outstanding at beginning of period	6,747,913	$1.33
Granted	1,044,333	$1.27
Exercised	4,643,416	$1.33
Forfeited	(3,148,830)	$1.33
Outstanding at end of year	—
Options exercisable at year end	—

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

9. Stock Based Compensation  – (continued)

The following is a summary of the information concerning the options exercised and forfeited at acquisition:

Exercise Price	Options Outstanding – Beginning of Year	Options Granted	Options Exercised	Options Forfeited	Total
$1.00	4,498,608	164,000	(2,829,498)	(1,833,110)	—
$1.25	—	798,333	(399,168)	(399,165)	—
$2.00	2,249,305	82,000	(1,414,750)	(916,555)	—
	6,747,913	1,044,333	(4,643,416)	(3,148,830)	—

2013 Restricted Stock Plan

In connection with the Acquisition, the Company entered into the First Allied Holdings 2013 Restricted Unit Plan (the RSU Plan). The maximum number of Restricted Units pursuant to the RSU Plan is the amount issued in connection with the Acquisition.

Pursuant to the terms of the Acquisition, 439,356 Restricted Units were issued to employees of the Company. Pursuant to the terms of the RSU Plan, Restricted Units vest equally on each of the first three anniversaries of the Acquisition. The first tranche of Restricted Units that vest have a non-fluctuating value of $20 per Restricted Unit and can be paid in cash or shares of RCS Capital Corporation (NYSE symbol RCAP) at the Company’s option. The second and third tranches of Restricted Units shall represent the equivalent of one phantom share of RCS Capital Corporation class A common stock and can be settled in either shares of RCS Capital Corporation class A common stock or a then equivalent amount of cash, at the Company’s option.

The RSU Plan is being accounted for on the liability method with the first tranche being expensed ratably over the first vesting period. The second and third tranche will be expensed over the second and third vesting periods, respectively, and will be carried at the then fair market value of the RCS Capital Corporation class A common stock. For the successor period ended December 31, 2013, the Company recorded $776,338 of stock based compensation pursuant to the RSU Plan which is included in compensation and benefits in the consolidated statements of operations.

10. Stockholder Note Receivable

In 2011, the Company loaned certain officers of the Company a combined $670,000 for the purchase of the Company’s common stock. The loans had an interest rate of 6.00% per annum, compounded annually and require certain mandatory payments based upon a formula stipulated in the agreement and matured in 2019. During 2012, $250,000 of this amount was repurchased and retired. In February 2012, the Company loaned $600,000 to certain officers for the purchase of the Company’s common stock. At December 31, 2012, the Company had a total outstanding balance of stockholder note receivables of $1,007,257. On March 15, 2013, mandatory payments in the amounts of $51,000 were paid back to the Company by the stockholders. Pursuant to the Acquisition, the stockholders satisfied the notes.

11. Employee Benefits

All full-time employees are eligible to participate in FAHI’s 401(k) Plan. Under the plan, each eligible employee may contribute up to 80% of their pretax compensation, excluding commissions, subject Internal Revenue Code limitations. Eligible employees were eligible for matching contributions, which were generally 50% of employee contributions, limited to 3% of an employee’s compensation. The matching contributions vest immediately. For the periods ended December 31, 2013, September 24, 2013, and December 31, 2012 the matching contributions were $145,631, $515,662, and $472,562 respectively, and are included in compensation and benefits in the consolidated statements of operations.

First Allied Holdings Inc.

Notes to Consolidated Financial Statements

12. Related Party Transactions

The Company receives revenue from American Realty Capital, a subsidiary of RCAP Holdings, for sponsorship fees based on a marketing support agreement. For the periods ended December 31, 2013, September 24, 2013, and December 31, 2012 revenue in the amount of $1,186,872, $2,887,113, and $826,747 respectively, in sponsorship fees from American Realty Capital were recorded by the Company and are included in Sponsorship Fees in the consolidated statements of operations.

13. Subsequent Events

On February 11, 2014, the Parent entered into a non-binding letter of intent to contribute all of its equity interests in the Company to RCS Capital Corporation (NYSE: RCAP) in exchange for approximately 11,264,930 shares of Class A Common Stock of RCS Capital Corporation. The Letter of Intent contemplates that the closing of the transaction will be subject to certain to-be-agreed-upon conditions, including the receipt of all necessary regulatory and governmental approvals.

The Company has evaluated subsequent events from the balance sheet date through the date of issuance of the consolidated financial statements, and determined that there are no other items to disclose.

First Allied Holdings Inc.

Unaudited Consolidated Financial Statements
As of March 31, 2014 and December 31, 2013
and for the Three Months Ended March 31, 2014
and 2013

The report accompanying these financial statements was issued by
BDO USA, LLP, a Delaware limited liability partnership and the U.S. member of
BDO International Limited, a UK company limited by guarantee.

First Allied Holdings Inc.

Contents

Unaudited Consolidated Financial Statements

First Allied Holdings Inc.

Unaudited Consolidated Statements of Financial Condition

	March 31, 2014 Successor	December 31, 2013 Successor
	(Unaudited)
Assets
Cash and cash equivalents	$18,874,038	$24,315,065
Receivable from clearing brokers	3,591,168	4,382,556
Securities owned, at market value	1,955,071	1,834,497
Notes receivable, net	15,476,615	13,269,939
Fees receivable	13,547,220	13,643,077
Furniture, equipment, and leasehold improvements, at cost, less accumulated depreciation and amortization of $350,714 and $153,767 respectively	1,291,966	1,424,808
Goodwill	79,985,814	79,985,814
Intangibles, net	81,237,405	83,004,925
Prepaids and other assets	2,275,211	2,767,049
Due from Parent	1,269,329	995,329
Total assets	$219,503,837	$225,623,059

See accompanying notes to unaudited financial statements.

First Allied Holdings Inc.

Unaudited Consolidated Statements of Financial Condition

	March 31, 2014 Successor	December 31, 2013 Successor
	(Unaudited)
Liabilities and Stockholders’ Equity
Liabilities
Commissions payable	$11,671,427	$12,179,793
Accounts payable and other liabilities	12,731,233	16,239,454
Unearned revenue	1,676,335	1,601,734
Deferred tax liability, net	22,715,010	23,692,614
Securities sold, not yet purchased, at market value	160,770	308,930
Term loan	28,000,000	28,800,000
Line of credit	4,750,000	4,501,808
Contingent earnout liability	1,478,157	1,470,877
Total liabilities	83,182,932	88,795,210
Commitments and contingencies
Stockholders’ equity
Common stock, $0.0001 par value; authorized 65,000,000 shares; issued and outstanding 46,340,050 shares	4,634	4,634
Additional paid-in capital	137,158,051	137,158,051
Accumulated deficit	(841,780)	(334,836)
Total stockholders’ equity	136,320,905	136,827,849
Total liabilities and stockholders’ equity	219,503,837	$225,623,059

See accompanying notes to unaudited financial statements.

First Allied Holdings Inc.

Unaudited Consolidated Statements of Operations

Three Months Ended March 31,	2014 Successor	2013 Predecessor
	(Unaudited)
Revenues
Commissions	$49,291,166	$44,563,119
Investment advisory income	31,577,085	27,733,320
Sponsorship fees	3,317,693	2,136,692
Insurance income	2,188,731	1,815,081
Clearance fee income	1,877,138	1,767,032
Principal transactions, net	1,835,719	2,607,030
Pension administration	591,200	483,491
Interest	581,047	822,584
Other	1,959,168	1,909,762
Total revenues	93,218,947	83,838,111
Expenses
Commissions	68,166,699	60,940,683
Compensation and benefits	12,404,740	10,784,912
Amortization of intangibles	1,767,520	412,374
Clearing and exchange fees	1,737,499	1,382,301
Professional services	1,562,450	1,306,690
Occupancy and equipment	1,383,604	1,133,319
Promotional	1,180,071	925,680
Communications and data processing	731,849	799,596
Outsourced administrative fees	609,214	627,990
Amortization of notes receivable	590,095	351,430
Travel and entertainment	521,589	348,720
Interest	227,302	226,087
Depreciation and amortization	196,948	198,287
Other	2,987,926	3,168,084
Total expenses	94,067,506	82,606,153
Income (loss) before income tax provision (benefit)	(848,559)	1,231,958
Income tax expense (benefit)	(341,615)	683,628
Net income (loss)	$(506,944)	$548,330

See accompanying notes to unaudited financial statements.

First Allied Holdings Inc.

Unaudited Consolidated Statements of Stockholders’ Equity

	Common Stock		Additional Paid-in Capital	Stockholder Receivables	Accumulated Deficit	Total
	Shares	Amount
Balance, December 31, 2012 – Predecessor	46,340,050	$4,634	$46,960,230	$(1,007,257)	$(3,069,265)	$42,888,342
Interest on stockholder receivables	—	—	—	(14,967)	—	(14,967)
Payment on stockholder receivables	—	—	—	51,488	—	51,488
Issuance of stock options	—	—	155,921	—	—	155,921
Net income	—	—	—	—	548,330	548,330
Balance, March 31, 2013 – Predecessor (Unaudited)	46,340,050	$4,634	$47,116,151	$(970,736)	$(2,520,935)	$43,629,114
Balance, December 31, 2013 – Successor	46,340,050	$4,634	$137,158,051	$—	$(334,836)	$136,827,849
Net loss	—	—	—	—	(506,944)	(506,944)
Balance, March 31, 2014 – Successor (Unaudited)	46,340,050	$4,634	$137,158,051	$—	$(841,780)	$136,320,905

See accompanying notes to unaudited financial statements.

First Allied Holdings Inc.

Unaudited Consolidated Statement of Cash Flows

Three Months Ended March 31,	2014 Successor	2013 Predecessor
	(Unaudited)	(Unaudited)
Operating activities
Net income (loss)	$(506,944)	$548,330
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of notes receivable	590,095	351,430
Depreciation and amortization	204,228	198,287
Amortization of intangibles	1,767,520	412,374
Stock based compensation	728,518	155,921
Deferred taxes, net	(977,604)	626,755
Changes in operating assets and liabilities:
Receivables from clearing brokers, net	791,388	715,921
Securities owned	(120,574)	(275,811)
Other receivables	95,857	(1,921,742)
Other assets	491,838	2,289,012
Commissions payable	(508,366)	1,267,561
Accounts payable and other liabilities	(4,117,507)	(3,613,822)
Securities sold, not yet purchased	(148,160)	(201,039)
Net cash (used in) provided by operating activities	(1,709,711)	553,177
Investing activities
Cash paid for acquisitions, net of cash acquired	—	(16,295,223)
Issuance of notes receivable	(3,070,771)	(701,956)
Collections on notes receivable	—	582,185
Purchases of furniture, equipment, and leasehold improvements	(64,106)	(78,233)
Net cash used in investing activities	(3,134,877)	(16,493,227)
Financing activities
Borrowings on term loan	—	21,200,000
Borrowings on line of credit	248,192	967,200
Principal payment on term loan	(800,000)	(800,000)
Paydown of notes payable	(44,631)	(44,630)
Net cash (used in) provided by financing activities	(596,439)	21,322,570
Net increase (decrease) in cash and cash equivalents	(5,441,027)	5,382,520
Cash and cash equivalents, beginning of period	24,315,065	13,594,013
Cash and cash equivalents, end of period	$18,874,038	$18,976,533
Supplemental disclosure of non-cash investing and financing activities
Contingent consideration	$—	$1,441,753
Supplemental cash flow information
Cash paid for interest	$205,475	$209,351
Cash paid for income taxes	$10,786	$46,361

See accompanying notes to unaudited financial statements.

First Allied Holdings Inc.

Notes to Unaudited Consolidated Financial Statements

1. Summary of Significant Accounting Policies

Organization

First Allied Holdings Inc. (FAHI or the Company) is primarily a holding company. At March 31, 2013, its primary operating subsidiaries included First Allied Securities, Inc. (FAS) and First Allied Advisory Services, Inc. (FAAS), First Allied Asset Management, Inc. (FAAM), FASI Insurance Services, Inc. (FAIS) First Allied Retirement Services, Inc. (FARS), and Advisory Services Corporation (ASC), Legend Advisory Corporation (LAC) and Legend Equities Corporation (LEC), which together form the Legend Group, all of which are wholly owned.

On September 25, 2013, the Company was acquired by RCAP Holdings, LLC (the Parent) which is primarily a holding company. Following the transaction, FAHI, the Legend Group and all of their subsidiaries continue to operate autonomously under the current management structure and respective brands. The Company accounts for acquisitions as business combinations, and recognizes, separately from goodwill, assets acquired and liabilities assumed at their respective fair values as of the acquisition date. Goodwill as of the acquisition date is measured as the excess of consideration transferred and the net of the acquisition date fair values of the assets acquired and the liabilities assumed.

FAS is a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and is also a registered investment advisor pursuant to the Investment Advisors Act of 1940. FAS’ primary activities include the brokerage of equity and fixed-income securities as well as the sale of investment company shares, alternative investment products, and insurance products. FAS has agreements with non-affiliated clearing brokers to clear securities transactions, carry customers’ accounts on a fully disclosed basis and perform certain recordkeeping functions. Accordingly, FAS operates under the exemptive provisions of the Securities and Exchange Commission (SEC) Rule 15c3- 3(k)(2)(ii).

FAAS is a registered investment advisor pursuant to the Investment Advisors Act of 1940. FAAS provides investment management through brokerage accounts as well as variable annuity subaccounts.

FAAM is a registered investment advisor pursuant to the Investment Advisors Act of 1940 and is an independent money management company. FAIS is an independent insurance agency. FARS is a third party pension administrator handling both defined benefit and defined contribution plans.

LEC is a broker-dealer registered with the SEC and a member of FINRA. In addition, LEC is also a licensed insurance agency. LEC sells mutual funds, variable annuity products, stocks, and insurance products. LEC enters into securities and insurance transactions in its capacity as an agent for customers. LEC’s major sources of revenue consist of commissions earned on new sales of mutual fund products and Rule 12b-1 distribution fees on existing eligible assets. LEC has an agreement with a non-affiliated clearing broker to clear securities transactions, carry customers’ accounts on a fully disclosed basis and perform certain recordkeeping functions. Accordingly, LEC operates under the exemptive provisions of the SEC Rule 15c3- 3(k)(2)(ii).

LAC provides portfolio management for investment portfolios tailored for 403(b) retirement planning. A 403(b) plan is similar to 401(k) plans, but offered by many not-for-profit employers. Therefore, a majority of Legend Group’s clients include educators and other employees of not-for-profit organizations.

ASC is a third party administrator for 403(b) plans and charges a fee to custody assets.

Basis of Presentation

The unaudited condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). These unaudited condensed consolidated financial statements reflect all adjustments that are, in the opinion of management, necessary for a fair statement of the results for the interim periods presented. These adjustments are of a normal recurring nature. The Company’s results for any interim period are not necessarily indicative of results for a full year or any other interim period.

First Allied Holdings Inc.

Notes to Unaudited Consolidated Financial Statements

1. Summary of Significant Accounting Policies  – (continued)

Acquisition

On January 1, 2013, the Company acquired the Legend Group. In connection with the acquisition, intangible assets of $18,414,000 were recorded on Legend’s books related to customer relationships. Goodwill in the amount of $3,409,614, which represented the excess of the purchase price over the fair value of the acquired net assets and liabilities, was recognized by Legend. The goodwill arising from this acquisition is not deductible for income tax purposes.

As of the date of the acquisition, the fair value of the Legend Group’s assets and liabilities was as follows:

Assets
Cash and cash equivalents	$4,255,743
Accounts receivable, net	9,371,501
Goodwill	3,409,614
Securities owned, at fair value	1,352,608
Intangible assets	18,414,000
Other assets	2,131,577
38,935,043
Liabilities
Accounts payable and other liabilities	1,543,568
Commissions payable	5,635,126
Deferred tax liability, net	7,365,600
14,544,294
Net assets acquired	$24,390,749

The Company paid consideration aggregating approximately $22.9 million for the acquisition. This was provided by utilizing the Company’s term loan at Fifth Third Bank (see Borrowings footnote). In addition, the Sellers are entitled to receive contingent consideration provided that Legend’s advisor retention remains above 80% at the end of 2014. The range of the undiscounted amounts the Company could be obligated to pay as contingent consideration under the earn-out arrangement ranges from $0 and $5 million. If the retention is greater than 87.5%, the Sellers receive 100% of the consideration and if it is less than 80%, the Sellers receive $0. The estimated fair value of the contractual obligation to pay the contingent consideration recognized as of March 31, 2014 was $1.48 million. The Company determined the fair value of the obligation to pay contingent consideration based on probability-weighted projections of the advisor retention during the approximately two year earn-out measurement period. The estimate of the fair value of contingent consideration requires subjective assumptions to be made of various retention scenarios.

On September 25, 2013, First Allied Holdings Inc. was acquired by RCAP Holdings, LLC (the Parent). In connection with the acquisition, intangible assets of $1,026,000 were recorded related to employee covenants, $11,972,000 were recorded related to broker relationships, $59,213,000 were recorded related to advisor relationships and $12,381,000 was recorded related to contractual customer relationships. Goodwill in the amount of $79,985,814, which represented the excess of the purchase price over the fair value of the acquired net assets and liabilities, was recognized by the Company. The goodwill arising from this acquisition is not deductible for income tax purposes.

First Allied Holdings Inc.

Notes to Unaudited Consolidated Financial Statements

1. Summary of Significant Accounting Policies  – (continued)

As of the date of the acquisition, the fair value of First Allied Holdings Inc.’s assets and liabilities was as follows:

Assets
Cash and cash equivalents	$40,692,521
Receivable from clearing brokers	4,101,180
Goodwill	79,985,814
Deferred tax assets, net	9,923,441
Notes receivable, net	8,547,139
Intangible assets	84,592,000
Other assets	22,089,269
249,931,364
Liabilities
Accounts payable and other liabilities	36,799,119
Commissions payable	11,733,160
Deferred taxes on intangible assets	33,836,400
Term loan	30,400,000
112,768,679
Net assets acquired	$137,162,685

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

Consolidation

The consolidated financial statements include the accounts of FAHI and the Legend Group and their wholly owned subsidiaries: FAS Holdings, Inc. (FASH), First Allied Securities, Inc., First Allied Advisory Services, Inc., FASI Insurance Services, Inc., First Allied Asset Management, Inc., First Allied Wealth Management, Inc., First Allied Retirement Services, Inc. also known as Associates in Excellence, Advisory Services Corporation, Legend Advisory Corporation and Legend Equities Corporation. All intercompany transactions were eliminated upon consolidation.

Fair Value of Financial Instruments

Substantially all of the Company’s financial assets and liabilities are carried at market value or at amounts, which, because of their short-term nature, approximate current fair value.

Cash and Cash Equivalents

Cash and cash equivalents are maintained at financial institutions and, at times, balances may exceed federally insured limits. The Company has never experienced any losses related to these balances. Interest-bearing amounts on deposit at federally insured institutions at March 31, 2014 were $18,874,038, of which $15,240,316 was in excess of FDIC insurance limits. Interest-bearing amounts on deposit at federally insured institutions at December 31, 2013 were $24,315,065, of which $21,156,656 was in excess of FDIC insurance limits. FDIC coverage is $250,000 per depositor at each financial institution.

For purposes of the statement of cash flows, the Company has defined cash equivalents as highly liquid investments, with remaining maturities of three months or less.

First Allied Holdings Inc.

Notes to Unaudited Consolidated Financial Statements

1. Summary of Significant Accounting Policies  – (continued)

Receivable from Clearing Brokers

The receivable from clearing brokers represents cash on deposit and amounts due for commissions earned. Cash deposits held at the clearing brokers and commissions earned collateralize amounts due to the clearing brokers, if any.

Securities Owned and Securities Sold, But Not Yet Purchased

Securities owned and securities sold, but not yet purchased are carried at fair value on a trade date basis. Fair value is based on quoted market prices or dealer quotes where those are available and considered reliable. Additionally, other factors may be considered where appropriate such as market prices of related or similar financial instruments and coupon, yield, credit quality, prepayment terms, volatility and other economic factors. Securities owned and securities sold, not yet purchased, are held for trading purposes.

Notes Receivable

Notes receivable consist primarily of forgivable loans made to investment executives and other revenue-producing employees, typically in connection with their recruitment. These loans are forgivable based on continued affiliation and performance and are amortized over the life of the loan, which is generally five to seven years, using the straight-line method, and is included in amortization of notes receivable on the consolidated statement of operations. FAHI has established an allowance for doubtful accounts to offset loan amounts for terminated advisors that are not likely to be collected. Notes receivable is reported net of allowance for doubtful accounts of $423,855 and $423,855 at March 31, 2014 and December 31, 2013, respectively.

Income Taxes

Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company has analyzed the positions for all open tax years, and the positions to be taken for the tax year ended March 31, 2014 in its major jurisdictions, and has determined whether or not there are uncertain tax positions that require financial statement recognition. No reserves for uncertain tax positions were required to have been recorded as a result of the adoption of ASC 740 for the year. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Furniture, Equipment, and Leasehold Improvements

Furniture, equipment, and leasehold improvements are stated at cost less accumulated depreciation and amortization. Furniture and equipment are depreciated using the straight-line method over the estimated useful life of the asset, generally three to five years. Leasehold improvements are amortized over the shorter of the estimated useful life or the term of the lease. When items are retired, impaired or disposed of, the related costs and accumulated depreciation are removed from the accounts and any resulting gains or losses are included in the determination of net income.

Goodwill and Intangible Assets

Goodwill represents the excess of the purchase price over the fair value of net assets acquired in business combinations under the purchase method of accounting. Pursuant to FASB Accounting Standards Codification (ASC) 350, Goodwill and Others, goodwill is evaluated at least annually by management for impairment, and more frequently in certain circumstances. The evaluation includes assessing the estimated fair value of the

First Allied Holdings Inc.

Notes to Unaudited Consolidated Financial Statements

1. Summary of Significant Accounting Policies  – (continued)

goodwill based on market prices for similar assets. The Company considers all segments as one reporting unit for goodwill valuation purposes. Impairment exists when the carrying amount of the goodwill exceeds its implied fair value. Because goodwill is treated as a non-allowable asset for regulatory purposes, the impact of any impairment on goodwill would not affect FAS’ regulatory net capital.

Long-lived Assets

In accordance with FASB ASC 360, Property, Plant and Equipment, long-lived assets, such as purchased intangibles subject to amortization and depreciation, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. On an ongoing basis, the Company reviews the valuation and amortization of the intangible assets and takes into consideration any events or circumstances that might have diminished its value.

Securities Transactions

Principal transactions and commission revenue and expense are recorded on a trade-date basis.

Investment Advisory Income

Investment advisory fees are received quarterly but are recognized as earned on a pro rata basis over the term of the contract.

2. Fair Value Measurement

ASC 820, “Fair Value Measurements and Disclosures”, establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the financial instruments developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in pricing the financial instruments developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 —	Valuations based on quoted prices in active markets for identical investments that the Company has the ability to access. An active market for the investment is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of the investment does not entail a significant degree of judgment. Valuation adjustments and block discounts are not applied to Level 1 instruments.
Level 2 —	Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable, supported by little or no market activity, and significant to the overall fair value measurement.

The availability of observable inputs can vary from financial instruments to financial instruments and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for instruments categorized in Level 3.

First Allied Holdings Inc.

Notes to Unaudited Consolidated Financial Statements

2. Fair Value Measurement  – (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement its entirety.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current and best available as of the measurement date, including during periods of market dislocation.

The following table presents the Company’s fair value hierarchy for those assets and liabilities measured at fair value on a recurring basis:

	(Unaudited)
March 31, 2014 (successor)	Level 1	Level 2	Level 3	Total
Assets
Securities owned
Mutual fund – stock	$1,853,692	$—	$—	$1,853,692
Certificates of deposit	89,793	—	—	89,793
Corporate debt	11,268	—	—	11,268
U.S. Government and agency obligations	171	—	—	171
Equity Securities	147	—	—	147
Total	$1,955,071	$—	$—	$1,955,071
Liabilities
Securities sold, not yet purchased
Equity Securities	$75,483	$—	$—	$75,483
State and municipal government obligations	50,404	—	—	50,404
Corporate and other debt	24,849	—	—	24,849
Certificates of deposit	10,034	—	—	10,034
Total	$160,770	$—	$—	$160,770

December 31, 2013 (successor)	Level 1	Level 2	Level 3	Total
Assets
Securities owned
Mutual fund – stock	$1,834,007	$—	$—	$1,834,007
U.S. Government and agency obligations	193	—	—	193
Equity securities	297	—	—	297
Total	$1,834,497	$—	$—	$1,834,497
Liabilities
Securities sold, not yet purchased
Municipal government obligations	$50,862	$—	$—	$50,862
Certificates of deposit	20,118	—	—	20,118
Equity securities	237,950	—	—	237,950
Total	$308,930	$—	$—	$308,930

First Allied Holdings Inc.

Notes to Unaudited Consolidated Financial Statements

3. Income Taxes

The difference between U.S. statutory rate of 34% and the effective tax rate results from the impact of state and local taxes, net of the federal tax effect and certain non-deductible expenses, primarily acquisition related expenses.

The provision for taxes consists of the following:

	(Unaudited)
March 31,	2014 Successor	2013 Predecessor
Current expense
Federal	$—	$—
State	—	—
Total current expense	—	—
Deferred expense (benefit)
Federal	(290,373)	581,084
State	(51,242)	102,544
Total deferred expense (benefit)	(341,615)	683,628
Income tax expense (benefit)	$(341,615)	$683,628

Deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of the assets and liabilities. They are measured by applying the enacted tax rates and laws in effect for the years in which such differences are expected to reverse. The significant components of the Company’s deferred tax assets and liabilities are as follows:

	(Unaudited)
	March 31, 2014	December 31, 2013
Deferred tax assets
Tax loss carryforward	$5,815,079	$5,678,342
Accrued liabilities and reserves	1,883,100	1,721,249
Stock based compensation	2,149,270	1,972,831
Gross deferred tax assets	9,847,449	9,372,422
Deferred tax liabilities
Intangible assets	31,998,226	32,603,362
Goodwill	512,620	410,095
Fixed assets	51,613	51,579
Gross deferred tax liabilities	32,562,459	33,065,036
Net deferred tax liability	$22,715,010	$23,692,614

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the related temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment and determined no valuation allowance was necessary. The Company is subject to examination by its major tax jurisdictions — U.S. federal and Virginia, California, New York, Illinois, Arizona and Missouri states. The open tax years are 2011 – 2013 for federal and states listed above. Net operating loss carryforwards totaling approximately $14,196,000 at December 31, 2013 expire through 2033 and are subject to limitations pursuant to Section 382 of the Internal Revenue Code.

First Allied Holdings Inc.

Notes to Unaudited Consolidated Financial Statements

4. Goodwill and Other Intangible Assets

(Unaudited)
Balance, December 31, 2012 (predecessor)	$25,435,808
Goodwill from Legend Acquisition	3,855,253
Balance, March 31, 2013 (predecessor)	29,291,061
Balance, December 31, 2013 (successor)	79,985,814
Balance, March 31, 2014 (successor)	$79,985,814

Intangibles	(Unaudited) Employee Covenants	Broker Relationships	Advisor Relationships	Contractual Customer Relationships	Total
Balance, December 31, 2012 (predecessor)	$—	$—	$9,173,516	$2,325,292	$11,498,808
Intangible from Legend Acquisition	—	—	—	16,960,000	16,960,000
Accumulated amortization	—	—	(318,686)	(93,688)	(412,374)
Balance, March 31, 2013 (predecessor)	$—	$—	$8,854,830	$19,191,604	$28,046,434
Balance, December 31, 2013 (successor)	897,750	11,733,365	57,964,290	12,409,520	83,004,925
Accumulated amortization	(128,250)	(223,635)	(1,138,710)	(276,925)	(1,767,520)
Balance, March 31, 2014 (successor)	$769,500	$11,509,730	$56,825,580	$12,132,595	$81,237,405

Amortization expense for the intangible assets for the three months ended March 31, 2014 and 2013 was approximately $1,767,520 and $412,374, respectively. These assets are being amortized over a seven year period. Estimated amortization expense for each of the next five years is as follows:

(Unaudited)
April 1 – December 31, 2014	$5,302,556
2015	6,941,826
2016	6,548,612
2017	6,445,412
2018	6,445,412
Thereafter	49,533,587
Total	$81,217,405

The Company defines the advisor relationships as the acquired registered financial advisors’ existing customer relationships that provide a significant source of income through recurring revenue over the course of the economic life of the relationships.

First Allied Holdings Inc.

Notes to Unaudited Consolidated Financial Statements

5. Off-Balance-Sheet Credit Risk

FAS and LEC clear all transactions on a fully disclosed basis with clearing firms that maintain all related records. In the normal course of business, FAS and LEC engage in activities involving the execution, settlement and financing of various securities transactions. These activities may expose FAS and LEC to off-balance-sheet risk in the event that the other party to the transaction is unable to fulfill its contractual obligations. FAS and LEC maintain all of its trading securities at the clearing firms, and these trading securities collateralize amounts due to the clearing firms.

Customers are required to complete their transactions on the settlement date, generally three business days after the trade date. FAS and LEC are, therefore, exposed to risk of loss on these transactions in the event of the customer’s or broker’s inability to meet the terms of their contracts, in which case FAS and LEC may have to purchase or sell financial instruments at prevailing market prices. The impact of unsettled transactions is not expected to have a material effect upon FAS’ and LEC’s financial statements.

The Company has agreed to indemnify its clearing brokers for losses that it may sustain from the customer accounts introduced by the Company. As of March 31, 2014, there were no amounts to be indemnified to the clearing brokers for these accounts.

Concentration of Credit Risk

FAS and LEC introduce all retail securities trades to its clearing brokers. In the event the clearing brokers do not fulfill their obligations, the Company may be exposed to risk. FAS and LEC attempt to minimize this credit risk by monitoring the creditworthiness of the clearing brokers.

6. Net Capital Requirements

FAS is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires FAS to maintain minimum net capital. FAS have elected to use the alternative method permitted by Rule 15c3-3, which requires that FAS maintain minimum net capital, as defined, of $250,000. At March 31, 2014, FAS’ net capital was $3,637,269 which was $3,387,269 in excess of its required net capital of $250,000. The net capital rule may effectively restrict the payment of cash dividends.

LEC is also subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires them to maintain minimum net capital. At March 31, 2014, LEC’s net capital was $2,113,612 which was $1,916,616 in excess of its required net capital of $196,996.

7. Leases, Commitments and Contingent Liabilities

The Company assumed an unfavorable lease in its November 2011 acquisition and as a result, the Company recorded a liability of approximately $6,500,000, which was being amortized over the remaining life of the lease. The remaining unamortized balance of $4,433,975 was eliminated in conjunction with the pushdown accounting pursuant to the acquisition by the Parent due to the lease being renegotiated and the lease terms are no longer unfavorable.

In the normal course of business, there are various lawsuits, claims, and contingencies pending against the Company. The Company is also involved in governmental and self-regulatory agency inquiries, investigations and proceedings. In accordance with FASB ASC 450, Contingencies, the Company has established provisions for estimated losses from pending lawsuits, claims, investigations and proceedings. Although the ultimate outcome of the various matters cannot be ascertained at this point, it is the opinion of management, after consultation with counsel, that the resolution of the foregoing matters will not have a material adverse effect on the financial condition of the Company, taken as a whole, such resolution may, however, have a material effect on the results of operations or cash flows in any future period, depending on the level of income for such period.

First Allied Holdings Inc.

Notes to Unaudited Consolidated Financial Statements

8. Borrowings

On November 1, 2011, the Company entered into an $18 million loan facility with Fifth Third Bank, of which $12 million was a term loan (the Term Loan) and $6 million is a revolving line of credit (the Revolver); the Revolver is also available for letters of credit. The Term Loan was amended and increased by $20 million to $32 million on January 2, 2013 in order to facilitate the purchase of the Legend Group. Borrowings under the Term Loan and the Revolver bear interest, payable quarterly in arrears, at the one month LIBOR plus an interest rate margin ranging from 2% to 2.5%, depending upon the Company’s financial performance. At March 31, 2014, the interest rate was 2.41%. Borrowings under the Term Loan must be repaid in installments of $800,000 each calendar quarter beginning March 31, 2013 with the balance of $5.2 million due on January 2, 2018. The Revolver is due November 1, 2017. All obligations under these loans are collateralized by all of the Company’s assets. These loan facilities are subject to certain financial and nonfinancial covenants. At March 31, 2014, the Company was in compliance with all such covenants.

9. Stock Based Compensation

Pre-Acquisition Plan

Certain employees, officers and directors participated in the Company’s 2011 Equity Incentive Plan (the Plan). The Plan provided for the granting of up to 11,250,000 nonqualified stock options and restricted stock.

In 2012, the Company granted awards in the form of nonqualified stock options. Stock option awards to employees are generally subject to a vesting period of 5 years. The following is a summary of the information concerning outstanding options as of March 31, 2013:

March 31, 2013 (predecessor)
Outstanding at beginning of period	6,747,913
Granted	1,044,333
Outstanding at end of period	7,792,246
Options exercisable at period end	1,336,250

The following is a summary of the information concerning outstanding and exercisable options as of March 31, 2013:

Range of Exercise Prices	Options Outstanding	Weighted Average Exercise Life	Weighted Average Exercise Price	Weighted Average Grant-date Fair value	Options Exercisable	Weighted Average Exercise Price
$0.00 – $1.00	4,662,608	9.84 years	$1.00	$0.53	890,833	$1.00
$1.01 – $2.00	3,129,638	9.88 years	$1.80	$0.42	445,417	$2.00
	7,792,246				1,336,250

In 2013, the Company granted awards in the form of nonqualified stock options and 580,000 shares of restricted stock under the Plan. In conjunction with the acquisition of the Company by the Parent, 50% of unvested options were deemed vested and the remaining 50% of unvested options were forfeited and all restricted stock was deemed vested. For the three months ended March 31, 2013, the Company recorded $155,921 of stock based compensation. Pursuant to the acquisition by the Parent on September 24, 2013, all outstanding options under the Plan were either exercised or forfeited.

2013 Restricted Stock Plan

In connection with the Acquisition, the Company entered into the First Allied Holdings 2013 Restricted Unit Plan (the RSU Plan). The maximum number of Restricted Units pursuant to the RSU Plan is the amount issued in connection with the Acquisition.

Pursuant to the terms of the Acquisition, 439,356 Restricted Units were issued to employees of the Company. Pursuant to the terms of the RSU Plan, Restricted Units vest equally on each of the first three anniversaries of the Acquisition. The first tranche of Restricted Units that vest have a non-fluctuating value of $20 per

First Allied Holdings Inc.

Notes to Unaudited Consolidated Financial Statements

9. Stock Based Compensation  – (continued)

Restricted Unit and can be paid in cash or shares of RCS Capital Corporation (NYSE symbol RCAP) at the Company’s option. The second and third tranches of Restricted Units shall represent the equivalent of one phantom share of RCS Capital Corporation class A common stock and can be settled in either shares of RCS Capital Corporation class A common stock or a then equivalent amount of cash, at the Company’s option.

The RSU Plan is being accounted for on the liability method with the first tranche being expensed ratably over the first vesting period. The second and third tranche will be expensed over the second and third vesting periods, respectively, and will be carried at the then fair market value of the RCS Capital Corporation class A common stock. For the three months ended March 31, 2014, the Company recorded $728,518 of stock based compensation pursuant to the RSU Plan which is included in compensation and benefits in the consolidated statements of operations.

10. Stockholder Note Receivable

In 2011, the Company loaned certain officers of the Company a combined $670,000 for the purchase of the Company’s common stock. The loans had an interest rate of 6.00% per annum, compounded annually and require certain mandatory payments based upon a formula stipulated in the agreement and matured in 2019. During 2012, $250,000 of this amount was repurchased and retired. In February 2012, the Company loaned $600,000 to certain officers for the purchase of the Company’s common stock. At December 31, 2012, the Company had a total outstanding balance of stockholder note receivables of $1,007,257. On March 15, 2013, mandatory payments in the amounts of $51,000 were paid back to the Company by the stockholders. Pursuant to the Acquisition, the stockholders satisfied the notes.

11. Employee Benefits

All full-time employees are eligible to participate in FAHI’s 401(k) Plan. Under the plan, each eligible employee may contribute up to 80% of their pretax compensation, excluding commissions, subject Internal Revenue Code limitations. Eligible employees were eligible for matching contributions, which were generally 50% of employee contributions, limited to 3% of an employee’s compensation. The matching contributions vest immediately. For the three months ended March 31, 2014 and 2013 the matching contributions were $257,722 and $187,841, respectively, and are included in compensation and benefits in the consolidated statements of operations.

12. Related Party Transactions

The Company receives revenue from American Realty Capital, a subsidiary of RCAP Holdings, for sponsorship fees based on a marketing support agreement. For the three months ended March 31, 2014 and 2013 revenue in the amount of $1,481,506 and $948,332 respectively, in sponsorship fees from American Realty Capital were recorded by the Company and are included in Sponsorship Fees in the consolidated statements of operations.

13. Subsequent Events

On April 3, 2014, the Parent entered into an agreement with RCS Capital Corporation (NYSE: RCAP) pursuant to which the Parent will contribute all of its equity interests in First Allied to RCS Capital Corporation in exchange for 11,264,929 shares of Class A Common Stock of RCS Capital Corporation. The value of the shares of Class A Common Stock to be issued as consideration is $371.3 million, based on the opening price of $32.96 per share on May 21, 2014. The completion of the agreement is subject to various conditions, including, among other things, the receipt of certain requisite consents from third parties and approval by a majority of the combined voting power of stockholders of the issuance of shares of Class A Common Stock to RCAP Holdings. The agreement includes certain termination rights for both parties, including that either party may terminate the agreement if certain conditions have not been satisfied or waived on or prior to December 31, 2014.

The Company has evaluated subsequent events from the balance sheet date through the date of issuance of the consolidated financial statements, and determined that there are no other items to disclose.

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Financial Statements

December 31, 2012

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Directors
First Allied Holdings Inc.:

We have audited the accompanying consolidated financial statements of Legend Group Holdings, LLC and its subsidiaries, which comprise the consolidated balance sheet as of December 31, 2012, and the related consolidated statement of operations, comprehensive loss, changes in stockholder’s equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of Legend Group Holdings, LLC and its subsidiaries as of December 31, 2012, and the results of their operations and their cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

As of December 31, 2012, Legend Group Holdings, LLC was a wholly owned subsidiary of Waddell & Reed Financial, Inc. As discussed in note 13 to the consolidated financial statements, Legend Group Holdings, LLC was sold by Waddell & Reed Financial, Inc. to First Allied Holdings Inc., effective January 1, 2013. Our opinion is not modified with respect to this matter.

Kansas City, Missouri
February 28, 2014

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Balance Sheet
December 31, 2012

Assets
Assets:
Cash and cash equivalents	$4,253,460
Investments in trading securities	1,352,608
Accounts receivable	10,344,989
Prepaid expenses and other current assets	819,158
Income taxes receivable	933,398
Total current assets	17,703,613
Deferred income taxes	1,041,565
Deposits	149,870
Fixed assets, net	953,504
Other assets	—
Goodwill	16,867,982
Total assets	$36,716,534
Liabilities and Stockholder’s Equity
Liabilities:
Commissions payable	$5,927,157
Accounts payable and accrued expenses	2,990,683
Deferred income taxes	55,833
Due to parent	95,978
Other liabilities	625,614
Total current liabilities	9,695,265
Accrued pension and postretirement costs	1,618,232
Total liabilities	11,313,497
Contingencies
Stockholder’s equity:
Common stock, no par. Authorized, 1,500 shares; issued and outstanding, 100 shares	—
Additional paid-in capital	70,392,304
Accumulated deficit	(43,405,889)
Accumulated other comprehensive loss	(1,583,378)
Total stockholder’s equity	25,403,037
Total liabilities and stockholder’s equity	$36,716,534

See accompanying notes to financial statements.

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Statement of Operations
Year ended December 31, 2012

Revenues:
Commissions	$34,982,624
Advisory fees	38,163,626
Other fees	886,826
Total revenues	74,033,076
Expenses:
Commission expense	47,117,258
Selling expense	932,416
General and administrative	24,256,784
Total expenses	72,306,458
Operating income	1,726,618
Goodwill impairment	(42,373,348)
Investment and other income	129,190
Loss before provision for income taxes	(40,517,540)
Provision for income taxes	1,592,512
Net loss	$(42,110,052)

See accompanying notes to financial statements.

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Statement of Comprehensive Loss
Year ended December 31, 2012

Net loss	$(42,110,052)
Other comprehensive loss:
Pension and postretirement benefits, net of income tax of $217,803	187,451
Comprehensive loss	$(41,922,601)

See accompanying notes to financial statements.

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Statement of Stockholder’s Equity
Year ended December 31, 2012

	Additional paid-in capital	Accumulated deficit	Accumulated other comprehensive loss	Total stockholder’s equity
Balance at December 31, 2011	$70,271,659	4,804,163	(1,770,829)	73,304,993
Net loss	—	(42,110,052)	—	(42,110,052)
Excess tax benefits from share-based payment arrangements	120,645	—	—	120,645
Dividends paid to Parent	—	(6,100,000)	—	(6,100,000)
Pension and postretirement benefits	—	—	187,451	187,451
Balance at December 31, 2012	$70,392,304	(43,405,889)	(1,583,378)	25,403,037

See accompanying notes to financial statements.

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Statement of Cash Flows
Year ended December 31, 2012

Cash flows from operating activities:
Net loss	$(42,110,052)
Adjustments to reconcile net loss to net cash provided by operating activities:
Realized gain on trading securities	(129,165)
Sales of trading securities	12,000
Depreciation and amortization	423,244
Excess tax benefits from share-based payment arrangements	(120,645)
Impairment of goodwill	42,373,348
Changes in assets and liabilities:
Accounts receivable	(474,228)
Prepaid expenses and other current assets	(139,723)
Deferred income taxes	200,435
Income tax receivable	91,733
Commissions payable	415,488
Due to Parent	(450,177)
Other accrued liabilities	149,014
Other assets	11,840
Deposits	(1,938)
Accounts payable and accrued expenses	1,951,981
Accrued pension and postretirement costs	(174,438)
Net cash provided by operating activities	2,028,717
Cash flows used in investing activities:
Purchases of fixed assets	(530,207)
Net cash used in investing activities	(530,207)
Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	120,645
Dividends paid to parent	(6,100,000)
Net cash used in financing activities	(5,979,355)
Net decrease in cash and cash equivalents	(4,480,845)
Cash and cash equivalents at beginning of year	8,734,305
Cash and cash equivalents at end of year	$4,253,460
Supplemental disclosure of cash flow information:
Cash paid during the year for income taxes	$1,151,331

See accompanying notes to financial statements.

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Notes to Financial Statements
December 31, 2012

(1)  Summary of Significant Accounting Policies

(a)	Organization

Legend Group Holdings, LLC (the Company, The Legend Group, we, our, and us) is a wholly owned subsidiary of Waddell & Reed Financial, Inc. (the Parent). The Legend Group is an investment services provider offering investment solutions for clients located throughout the United States of America. The Legend Group provides investment solutions for retirement, education savings plans, insurance needs, income generation and professional portfolio management. The Company has three wholly owned subsidiaries: Legend Equities Corporation (LEC), Legend Advisory Corporation (LAC) and Advisory Services Corporation (Adserv). Effective January 1, 2013, the Parent closed a sale of the Company to First Allied Holdings Inc. (note 13).

LEC is a broker-dealer registered with the Securities and Exchange Commission (SEC) and a member of the Financial Industry Regulatory Authority, Inc. (FINRA). In addition, the Company is also a licensed insurance agency. LEC sells mutual funds, variable annuity products, stocks, and insurance products. LEC also enters into securities and insurance transactions in its capacity as an agent for customers. LEC’s major sources of revenue consist of commissions earned on new sales of mutual fund products and Rule 12b-1 distribution fees on existing eligible assets. Other sources of revenue include fees for marketing, meeting support, networking fees, and insurance commissions.

LAC is an investment advisor registered with the SEC. LAC provides portfolio management for investment portfolios geared toward 403(b) retirement planning. A 403(b) plan is similar to 401(k) plans offered by many not-for-profit employers. Therefore, a majority of LAC’s clients include educators and other employees of not-for-profit organizations. LAC’s revenues consist primarily of advisory services provided to mutual fund investors and clients.

Adserv is our administrative company and provides administrative services to LEC and LAC, which is Adserv’s main source of revenue.

(b)	Basis of Presentation and Consolidation

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries, all of which are wholly owned. Intercompany transactions and balances are eliminated in consolidation.

(c)	Use of Estimates

GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses in the financial statements and accompanying notes, and related disclosures of commitments and contingencies. Estimates are used for, but are not limited to taxes, valuation of assets, pension obligations, and contingencies. Actual results could differ from those estimates.

(d)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and short-term investments. We consider all highly liquid investments with original or remaining maturities of 90 days or less at the date of purchase to be cash equivalents.

(e)	Investment Securities

Investment securities consist of mutual fund shares held for trading purposes and are recorded at fair value. Changes in fair value are reflected in investment and other income.

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Notes to Financial Statements
December 31, 2012

(1)  Summary of Significant Accounting Policies  – (continued)

(f)	Disclosures about Fair Value of Financial Instruments

The fair value of cash and cash equivalents, receivables, and payables approximates carrying value.

(g)	Revenue Recognition

Rule 12b-1 distribution fees and related expense (and the related receivables and payables) resulting from securities transactions are recorded in the period the revenue is earned and included in commission revenue on the statement of operations. Marketing, meeting support, and networking fees are also recorded in the period they are earned. Advisory revenue and related receivables are based upon assets under management, and recorded when earned.

(h)	Income Taxes

The Company files consolidated federal income tax returns with the Parent. The Company’s provision for income taxes has been made on the same basis as if the Company filed a separate federal income tax return using the maximum statutory rate applicable to the consolidated group. The Company is included in the combined state returns filed by the Parent and also files separate state income tax returns in other state jurisdictions in which the Company operates that do not allow or require the affiliated group to file on a combined basis.

Income tax expense is based on pretax financial accounting income, including adjustments made for the recognition or derecognition related to uncertain tax positions. The recognition or derecognition of income tax expense related to uncertain tax positions is determined under the guidance as prescribed by Accounting Standards Codification (ASC) Topic 740, Income Taxes Topic. Deferred tax assets and deferred tax liabilities are recognized for the future tax attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. A valuation allowance is recognized for deferred tax assets if, based on available evidence, it is more likely than not that all or some portion of the asset will not be realized. Deferred tax assets and deferred tax liabilities are measured using enacted tax rates expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and deferred tax liabilities is recognized in earnings in the period that includes the enactment date.

The Company recognizes tax benefits from equity awards in stock of the Parent granted to its employees. These tax benefits are reflected as an increase to additional paid-in capital with a corresponding increase to income taxes receivable. The excess tax benefits from share-based payments were $120,645 for 2012.

(2)  Investments in Trading Securities

Investments at December 31, 2012 are as follows:

Fair value
Trading securities:
Mutual funds	$1,278,293
Affiliated mutual funds	74,315
Total investment securities	$1,352,608

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of the asset. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Notes to Financial Statements
December 31, 2012

(2)  Investments in Trading Securities  – (continued)

pricing the asset. An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs, which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 — Investments are valued using quoted prices in active markets for identical securities at the reporting date.
•	Level 2 — Investments are valued using other significant observable inputs, including quoted prices in active markets for similar securities.
•	Level 3 — Investments are valued using significant unobservable inputs, including the Company’s own assumptions in determining the fair value of investments.

The following table summarizes our investment securities as of December 31, 2012 that are recognized in our balance sheet using fair value measurements based on the differing levels of inputs.

	Level 1	Level 2	Level 3	Total
Mutual funds	$1,278,293	—	—	1,278,293
Affiliated mutual funds	74,315	—	—	74,315
Total	$1,352,608	—	—	1,352,608

(3)  Income Taxes

The provision for income taxes for the year ended December 31, 2012 consists of the following:

Current:
Federal	$1,007,510
State and local	505,212
1,512,722
Deferred	79,790
Provision for income tax	$1,592,512

The following table reconciles the statutory federal income tax rate to the Company’s effective income tax rate:

Statutory federal income tax rate	35.0%
State income tax benefits, net of federal taxes	(0.7)
Nondeductible expenses for income tax purposes	(0.2)
Nondeductible goodwill impairment	(38.0)
Effective income tax rate	(3.9)%

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Notes to Financial Statements
December 31, 2012

(3)  Income Taxes  – (continued)

The tax effect of temporary differences that give rise to significant portions of deferred tax liabilities and deferred tax assets at December 31, 2012 is as follows:

Deferred tax liabilities:
Prepaid expenses	$(248,573)
Benefit plans	(628,159)
Property and equipment	(273,695)
Unrealized gain on investments	(40,784)
Total gross deferred liabilities	(1,191,211)
Deferred tax assets:
Nonvested stock	632,048
Accrued expenses	227,980
Additional pension and postretirement liability	1,066,025
State net operating loss carryforwards	171,527
Other	219,546
Total gross deferred assets	2,317,126
Valuation allowance	(140,183)
Net deferred tax assets	$985,732

Adserv and LEC have net operating loss carryforwards in certain states in which these companies file on a separate company basis. As of December 31, 2012, Adserv and LEC have deferred tax assets for these carryforwards of $140,183 and $31,344, respectively. The carryforwards, if not utilized, will expire between 2013 and 2032. Management believes it is not more likely than not that Adserv will generate sufficient future taxable income in these states to realize the benefit of the net operating loss carryforwards and, accordingly, a valuation allowance in the amount of $140,183 has been recorded at December 31, 2012. A valuation allowance for LEC’s deferred tax asset related to state net operating loss carryforwards was not necessary at December 31, 2012.

As of December 31, 2012, the Company had unrecognized tax benefits, including penalties and interest, of $630,977 ($415,302 net of federal benefit) that, if recognized, would impact the Company’s effective tax rate. The unrecognized tax benefits that are not expected to be settled within the next 12 months are included in other liabilities in the accompanying balance sheet; unrecognized tax benefits that are expected to be settled within the next 12 months are included in income taxes receivable.

The Company’s accounting policy with respect to interest and penalties related to income tax uncertainties is to classify these amounts as income taxes. The total amount of penalties and interest, net of federal benefit, related to tax uncertainties recognized in the statement of operations for the year ended December 31, 2012 was $28,183. The total amount of accrued penalties and interest related to uncertain tax positions at December 31, 2012 of $66,987 ($48,699 net of federal benefit) is included in the total unrecognized tax benefits described above.

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Notes to Financial Statements
December 31, 2012

(3)  Income Taxes  – (continued)

The following table summarizes the Company’s reconciliation of unrecognized tax benefits, excluding penalties and interest, for the year ended December 31, 2012:

Balance at January 1, 2012	$451,739
Increases during the year:
Gross increases – prior period tax positions	13,488
Gross increases – current period tax positions	122,650
Decreases during the year:
Gross decreases – prior period tax positions	(16,419)
Decreases due to lapse of statute of limitations	(7,468)
Balance at December 31, 2012	$563,990

In the ordinary course of business, many transactions occur for which the ultimate tax outcome is uncertain. In addition, respective tax authorities periodically audit our income tax returns. These audits examine our significant tax filing positions, including the timing and amounts of deductions and the allocation of income among tax jurisdictions in which the Company operates. The 2010 through 2012 federal income tax returns are the only open tax years that remain subject to potential future audit. State income tax returns for all years after 2009, and, in certain states, income tax returns for 2009, are subject to potential future audit by tax authorities in the Company’s major state tax jurisdictions.

During 2013, the Company settled four open tax years that were undergoing examination by state jurisdictions in which the Company operates. The settlement with these jurisdictions decreased the liability for unrecognized tax benefits by $5,094 ($3,411 net of federal benefit). The Company is currently being audited in various state jurisdictions. It is estimated that the Company's liability for unrecognized tax benefits as of December 31, 2012 could decrease by up to $37,648 ($25,027 net of federal benefit) upon settlement of these audits. Such settlements are not anticipated to have a significant impact on reported income.

(4)  Goodwill

Goodwill represents the excess of purchase price over the tangible assets. Our goodwill is not deductible for tax purposes. Goodwill at December 31, 2012 is as follows:

Balance at January 1, 2012	$59,241,330
Goodwill Impairment	(42,373,348)
Balance at December 31, 2012	$16,867,982

During 2011, Legend’s annual impairment test indicated that the fair value of the entity exceeded its carrying value, which resulted in no goodwill impairment. During 2012, the Company had a triggering event, whereby the Company was more-likely-than-not to be sold by the Parent. In addition, unique circumstances developed while exploring a potential sale and the Parent decided to move forward with a sale of the Company at a price lower than the fair value utilized in the annual impairment analysis. As a result, the Company recorded a noncash impairment charge of approximately $42.4 million.

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Notes to Financial Statements
December 31, 2012

(5)  Pension Plan and Postretirement Benefits Other Than Pension

The Company participates in the Parent’s sponsored noncontributory retirement plan (the Plan) that covers substantially all employees. Benefits payable under the Plan are based on an employee’s years of service and compensation during the final 10 years of employment. The Parent allocates pension expense to the Company for the Plan and such costs for 2012 were $737,879.

The total projected benefit obligation of the Plan is $184,165,147, of which $5,930,255 relates to the Company. The total pension benefits liability (representing the projected benefit obligations in excess of pension plan assets) recorded on the balance sheet of the Parent at December 31, 2012 was $50,254,493 of which $1,618,232 relates to the Company.

The Company also participates in the Parent’s sponsored unfunded defined benefit postretirement medical plan (medical plan) that covers substantially all employees. The medical plan is contributory with retiree contributions adjusted annually. All contributions to the medical plan are voluntary as it is not funded and is not subject to any minimum regulatory requirements. The contributions for each year represent claims paid for medical expenses.

(6)  Employee Savings Plan

The Company participates in the Parent’s sponsored defined contribution plan that qualifies under Section 401(k) of the Internal Revenue Code to provide retirement benefits for employees following the completion of an eligibility period. As allowed under Section 401(k), the plan provides tax-deferred salary deductions for eligible employees. The Company’s matching contributions to the plan for the year ended December 31, 2012 were $294,442, which is included in the general and administrative expense in the statement of operations.

(7)  Net Capital Requirements

LEC is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15.0 to 1.0. At December 31, 2012, the Company had net capital of $782,188, which was $514,129 in excess of its required net capital of $268,059. The Company’s ratio of aggregate indebtedness to net capital was 5.14 to 1 at December 31, 2012. The difference between net capital and stockholder’s equity is nonallowable assets, which are excluded from net capital. Additionally, LEC is exempt from SEC Rule 15c3-3 under the provisions of Rule 15c3-3(k)(2)(ii), as all broker/dealer transactions are cleared on a fully disclosed basis with a clearing broker or dealer.

(8)  Share-Based Compensation

The Parent allocates expenses for nonvested shares of the Parent stock to the Company that, in turn, are granted to certain key personnel of the Company under its stock incentive plans. Nonvested stock awards are valued on the date of grant, have no purchase price, and vest over four years in 33 1/3% increment on the second, third, and fourth anniversaries of the grant date. Under the Parent’s stock plans, shares of nonvested stock may be forfeited upon the termination of employment with the Company, dependent upon the circumstances of termination. Except for restrictions placed on the transferability of nonvested stock, holders of nonvested stock have full stockholders’ rights during the term of restriction, including voting rights and the rights to receive cash dividends. The Company pays the expense related to these awards. For the year ended December 31, 2012, the Company recorded share-based compensation expense totaling $1,244,324, which is included in general and administrative expense in the statement of operations.

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Notes to Financial Statements
December 31, 2012

(9)  Transactions with Related Parties

Costs are incurred by several entities in the Parent affiliated group that benefit the Company. These costs are allocated to the Company and other members and consist of legal, internal audit, finance and accounting, human resource, IT support, and other shared costs. The Company incurred administrative expenses allocated by the Parent of $625,105 in 2012. LEC received commission and Rule 12b-1 distribution fee revenue in the amount of $3,173,410 from the Parent and LAC received $5,188,615 of advisory fee revenue from mutual fund investors invested in the Parent funds in 2012.

The current amount due to Parent of $95,978 at December 31, 2012 includes noninterest bearing advances for current operating expenses and an intercompany tax payment associated with the intercompany tax sharing agreement with the Parent.

(10)  Rental Expense and Lease Commitments

The Company leases home office buildings and certain sales and other office space under long-term operating leases. Rent expense for the year ended December 31, 2012 was $1,110,526. Future minimum rental commitments under noncancelable operating leases for the years ending December 31 are as follows:

2013	$710,071
2014	634,653
2015	312,790
$1,657,514

New leases are expected to be executed as existing leases expire.

(11)  Concentrations

The Company has dealer agreements with several hundred broker-dealer firms. During the year ended December 31, 2012, four firms, one of which is an affiliate, were responsible for approximately 64% of LEC’s mutual fund sales and 67% of LAC’s mutual fund sales. Of LEC’s total revenue, 23% is earned from transactions with Franklin Templeton Funds, 14% is earned from transactions with Oppenheimer Funds, 14% is earned from transactions with Waddell & Reed Funds, and 13% is earned from transactions with American Funds. Of LAC’s total revenue, 23% is earned from transactions with Oppenheimer Funds, 18% is earned from transactions with Waddell & Reed Funds, 16% is earned from transaction with Franklin Templeton funds, and 10% is earned from transactions with Fidelity Funds.

A decline in the performance of these mutual funds, or the securities markets in general, could have an adverse effect on the Company’s revenues.

(12)  Contingencies

The Company is involved from time to time in various legal proceedings, regulatory investigations, and claims incident to the normal conduct of business, which may include proceedings that are specific to us and others generally applicable to business practices within the industries in which we operate. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition, and on the results of operations in a particular year.

LEGEND GROUP HOLDINGS, LLC
(A Wholly Owned Subsidiary of Waddell & Reed Financial, Inc.)

Notes to Financial Statements
December 31, 2012

(13)  Subsequent Events

On October 29, 2012, the Parent signed a definitive agreement with First Allied Holdings Inc. to sell the Company and the sale closed effective January 1, 2013. In connection with the sale, the Parent received approximately $22.4 million and retained all obligations related to the pension and postretirement benefits and the right to receive certain tax refunds. Additionally, the agreement includes an earnout provision, not to exceed $5 million, based on asset retention through December 31, 2014.

The Company has evaluated subsequent events from the balance sheet date through February 28, 2014, the date at which the consolidated financial statements were available to be issued, and determined that there are no other items to disclose.

ANNEX A

CONTRIBUTION AGREEMENT

between

RCS CAPITAL CORPORATION

and

RCAP HOLDINGS, LLC

Dated as of April 3, 2014

Page
Schedule 2.5(c) Personal Property Leases
Schedule 2.6(a) Financial Statements
Schedule 2.7(b) Specified Indebtedness
Schedule 2.8 Absence of Certain Changes
Schedule 2.9(a) Compliance with Laws
Schedule 2.9(b) Company Permits
Schedule 2.9(e) Funds
Schedule 2.10(d) Blanket Broker-Dealer Fidelity Bond
Schedule 2.10(e) BD Subsidiaries' Policies
Schedule 2.10(h) Customer Complaints
Schedule 2.11(c) Advisor Subsidiaries' Policies
Schedule 2.11(e) Advisory Contract Consent
Schedule 2.12(a) Litigation
Schedule 2.12(b) Orders
Schedule 2.13 Taxes
Schedule 2.14(a)(i) Registered Intellectual Property
Schedule 2.14(a)(ii) Unregistered Intellectual Property
Schedule 2.14(b)(i) Company Licenses
Schedule 2.14(b)(ii) Third Party Licenses
Schedule 2.14(d) Intellectual Property Infringement
Schedule 2.14(e) Intellectual Property Indemnification
Schedule 2.14(h) Privacy and Data Security Laws
Schedule 2.15 Environmental Matters
Schedule 2.16(b) Employees; Labor Matters
Schedule 2.17(a) Employee Benefit and Compensation Plans
Schedule 2.18 Contracts
Schedule 2.19 Real Property
Schedule 2.20 Insurance
Schedule 2.21 Affiliate Transactions
Schedule 3.4(a) SEC Filings

CONTRIBUTION AGREEMENT dated as of April 3, 2014 (this “Agreement”), between RCS Capital Corporation, a Delaware corporation (“RCS Capital”), and RCAP Holdings, LLC, a Delaware limited liability company (“RCAP Holdings”). RCS Capital and RCAP Holdings are each sometimes referred to herein as a “Party” and, collectively, as the “Parties.” Certain capitalized and other terms used in this Agreement have the respective meanings ascribed to them in Exhibit A hereto.

WHEREAS, following the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of June 5, 2013 (the “Original Agreement”), among RCAP Holdings, First Allied Holdings Inc., a Delaware corporation (“First Allied”), and the others parties named therein, RCAP Holdings has been and is, as of the date hereof, the beneficial and record owner of all 46,920,050 issued and outstanding shares of common stock, $0.0001 par value, of First Allied (such issued and outstanding shares, collectively, the “Outstanding Shares”).

WHEREAS, the Parties desire to provide for the contribution by RCAP Holdings of its right, title and interest in the Outstanding Shares to RCS Capital, on the terms and subject to the conditions set forth herein (the “Contribution”).

WHEREAS, in consideration for the Contribution, RCS Capital desires to issue to RCAP Holdings, and RCAP Holdings desires to accept, 11,264,929 shares of RCS Capital’s Class A Common Stock, par value $0.001 per share (the “Public Common Stock”), which number of shares was determined based on a valuation of $207.5 million for First Allied divided by $18.42 per share, the VWAP (as defined herein) on January 15, 2014, the day prior to the announcement of that certain Agreement and Plan of Merger among RCS Capital, Clifford Acquisition, Inc., Cetera Financial Holdings, Inc. and the Stockholder Representative named therein.

WHEREAS, the Contribution is part of an overall plan to restructure the ownership of RCS Capital and raise additional capital that is intended to qualify as tax-free under Section 351 of the United States Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

CONTRIBUTION OF OUTSTANDING STOCK

Section 1.1 Contribution.  At the Closing, upon the terms and subject to the conditions set forth herein, RCAP Holdings shall contribute to RCS Capital, and RCS Capital shall accept, receive and acquire from RCAP Holdings, the Outstanding Shares.

Section 1.2 Consideration.  In consideration for the contribution of the Outstanding Shares in accordance with Section 1.1, RCS Capital shall issue and deliver to RCAP Holdings, and RCS Holdings shall accept, receive and acquire, 11,264,929 validly issued, fully paid and non-assessable shares of the Public Common Stock, by providing an uncertificated book-entry for such shares. No dividends or other distributions declared or made in respect of the Public Common Stock shall be paid to RCAP Holdings until RCAP Holdings shall contribute the Outstanding Shares in accordance with this Article I.

Section 1.3 Closing.  The closing of the transactions contemplated hereby (collectively, the “Closing”) shall take place at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, commencing at 10:00 a.m. local time on the date (the “Closing Date”) that is the third full Business Day following the satisfaction or waiver of the conditions specified in Article V (other than conditions with respect to actions the respective Parties shall take at the Closing itself), or such other place or date as the Parties may mutually agree to in writing.

Section 1.4 Closing Deliverables.  At the Closing, subject to the satisfaction or waiver of each of the conditions specified in Article V:

(a) RCS Capital shall deliver or cause to be delivered to RCAP Holdings:

(i) a copy of resolutions of the board of directors of RCS Capital authorizing the execution, delivery and performance of this Agreement and each of the other Transaction Documents, certified by the Secretary of RCS Capital as being true and correct copies of the originals which have not been modified or amended and which are in effect at the Closing;

(ii) a certificate of the Secretary of RCS Capital certifying as of the Closing as to the incumbency of the officers of RCS Capital and as to the signatures of such officers who have executed documents delivered at the Closing on behalf of RCS Capital;

(iii) a certificate of an officer of RCS Capital certifying as of the Closing as to the fulfillment of the conditions set forth in Section 5.3; and

(iv) such other customary agreements, instruments, filings or documents, in form and substance reasonably satisfactory to RCAP Holdings, as may be required to give effect to this Agreement or as otherwise may be reasonably requested by RCAP Holdings.

(b) RCAP Holdings shall deliver or cause to be delivered to RCS Capital:

(i) a copy of resolutions of the board of managers of RCAP Holdings authorizing the execution, delivery and performance by RCAP Holdings of this Agreement and each of the other Transaction Documents, certified by the Secretary of RCAP Holdings as being true and correct copies of the originals which have not been modified or amended and which are in effect at the Closing;

(ii) a certificate of the Secretary of RCAP Holdings certifying as of the Closing as to the incumbency of the officers of RCAP Holdings, and as to the signatures of such officers who have executed documents delivered at the Closing on behalf of RCAP Holdings;

(iii) a certificate of an officer of RCAP Holdings certifying as of the Closing as to the fulfillment of the conditions set forth in Section 5.2;

(iv) a certificate, dated within ten days prior to the Closing, of the Secretary of State of Delaware establishing that First Allied and each of its Subsidiaries is in existence and otherwise is in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable;

(v) the original stock certificates representing the Outstanding Shares, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, in proper form for transfer, which certificates shall be submitted to First Allied for transfer. First Allied shall have delivered to RCS Capital a certificate representing the Outstanding Shares, registered in the name of RCS Capital, duly executed by the First Allied;

(vi) the items set forth on Schedule 1.4(b)(vi); and

(vii) such other customary agreements, instruments, filings or documents, in form and substance reasonably satisfactory to RCS Capital, as may be required to give effect to this Agreement or as otherwise may be reasonably requested by RCS Capital.

Section 1.5 Assignment of Rights and Assumption of Obligations under Original Agreement.  Effective as of the Closing, (a) RCAP Holdings hereby assigns to RCS Capital all rights of RCAP Holdings under the Original Agreement and the other “Transaction Documents” (as defined therein) other than the Exchangeable Notes (as defined in the Original Agreement), and (b) RCS Capital hereby assumes all obligations of RCAP Holdings under, and agrees to be subject to all restrictions to which RCAP Holdings was and is subject to under, the Original Agreement and the other “Transaction Documents” (as defined therein) other than the Exchangeable Notes (as defined in the Original Agreement) (collectively, the “Assumption”). For the avoidance of doubt, the Exchangeable Notes issued by RCAP Holdings pursuant to the Original Agreement and any other Indebtedness of RCAP Holdings will remain the obligations of RCAP Holdings and RCS Capital will not be liable therefor.

ARTICLE II

REPRESENTATIONS AND WARRANTIES BY RCAP HOLDINGS

The RCAP Holdings Disclosure Schedules identify by Section and Subsection any exception to a representation or warranty in this Article II. Notwithstanding anything to the contrary contained herein, disclosure of any matter, fact or circumstance in any section of the RCAP Holdings Disclosure Schedules shall provide exceptions to or otherwise qualify the representations, warranties and covenants contained in the corresponding sections of this Agreement and as to other representations, warranties and covenants in other Sections of this Agreement to the extent such matter, fact or circumstance is disclosed in a way as to make its relevance to the information called for by such other section reasonably apparent. As an inducement to RCS Capital to enter into this Agreement and to consummate the transactions contemplated hereby, RCAP Holdings makes the following representations and warranties to RCS Capital solely with respect to facts, events or circumstances arising after September 25, 2013:

Section 2.1 Organization.  First Allied and each of its Subsidiaries is a corporation or other organization duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all corporate or organizational power and authority to own, lease, and operate its properties and to carry on its business as it is now being conducted. Except as set forth on Schedule 2.1(a), First Allied and each of its Subsidiaries is duly qualified and in good standing in all of the states in which the conduct of its Business or the ownership of its properties and assets requires it to be so qualified and where the failure to be so qualified or in good standing would, or would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Complete and correct copies of the Organizational Documents, stock ledger and minute books as in effect on the date of this Agreement of First Allied and each of its Subsidiaries have made available to RCS Capital, and such documents are complete and accurate in all material respects. Schedule 2.1(b) sets forth the officers and directors of First Allied and each of its Subsidiaries as of the date of this Agreement.

Section 2.2 Authority; Binding Effect.  The execution, delivery and performance of this Agreement and the other Transaction Documents by RCAP Holdings has been duly authorized by all necessary corporate action of it and this Agreement constitutes, and the other Transaction Documents to which it is a party upon the execution and delivery thereof will constitute, its legal, valid and binding obligation enforceable against it in accordance with its terms.

Section 2.3 Conflicts; Consents.

(a) Provided that all consents, approvals, authorizations and other actions described in Section 2.3(b) have been obtained or taken, except as otherwise provided in this Article II, none of the execution and delivery of this Agreement or any of the other Transaction Documents, the consummation of the transactions contemplated hereby or thereby and the compliance by RCAP Holdings with any of the provisions of this Agreement or the other Transaction Documents (i) will violate any Applicable Law in any material respect, (ii) will result in the creation or imposition of any Lien upon any Asset of First Allied or any of its Subsidiaries, (iii) will (A) conflict with, (B) result in any material breach of any of the terms, conditions or provisions of, (C) constitute a default (whether with notice or lapse of time, or both) under, (D) result in a violation of, or (E) give any third party the right to modify, terminate, cancel or accelerate any obligation under, any of the provisions of the Organizational Documents of First Allied or its Subsidiaries or (iv) will (A) conflict in any material respect with, (B) result in any material breach of any of the terms, conditions or provisions of, (C) constitute a material default (whether with notice or lapse of time, or both) under, (D) result in a material violation of, or (E) give any third party the right to materially modify, terminate, cancel or accelerate any material obligation under, any of the provisions of any Company Contract.

(b) (i) Except as set forth in Schedule 2.3(b)(i), no permit, authorization, waiver, consent or approval of, filing or registration with, or declaration or notice to, any Governmental Entity (collectively, “Governmental Approvals”), (ii) except as set forth in Schedule 2.3(b)(ii) (collectively, “Self-Regulatory Organization Approvals”), no permit, authorization, waiver, consent or approval of, filing or registration with, or declaration or notice to, any Self-Regulatory Organization, and (iii) except as set forth in Schedule 2.3(b)(iii), no consent, authorization, approval, waiver from, or declaration or notice to, any party (other than a Governmental Entity or a Self-Regulatory Organization) to any Company Contract is, in each case, required in connection with the execution, delivery and performance by RCAP Holdings of this Agreement or any of the other Transaction Documents to which it is a party, or the consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

Section 2.4 Capitalization of First Allied; Subsidiaries.

(a) First Allied’s authorized capital stock consists solely of 65,000,000 shares of common stock, $0.0001 par value (“First Allied Common Stock”), of which, as of the date of this Agreement, solely 46,920,050 shares of First Allied Common Stock are issued and outstanding (all of which are held by RCAP Holdings), and no shares of First Allied Common Stock are held by First Allied as treasury shares. There are no other shares of capital stock, other equity or equity-linked securities or debt securities of First Allied authorized, issued or outstanding. The Outstanding Shares constitute all the outstanding shares of First Allied Common Stock and are, and will on the Closing Date be, validly issued, fully paid and non-assessable.

(b) Except as set forth on Schedule 2.4(b), there are no outstanding subscriptions, options, rights, warrants or other commitments entitling any person to purchase or otherwise subscribe for or acquire any shares of capital stock of First Allied or any security exercisable or convertible into or exchangeable for shares of capital stock of First Allied, nor is there presently outstanding any security exercisable or convertible into or exchangeable for shares of capital stock of First Allied, nor has First Allied nor RCAP Holdings entered into any agreement with respect to any of the foregoing. First Allied has no obligation to repurchase, redeem or otherwise acquire any shares of its capital stock, other equity or equity linked securities or debt securities. There are no irrevocable proxies and no voting agreements to which RCAP Holdings or First Allied is a party with respect to any shares of the capital stock or other voting securities of First Allied.

(c) Schedule 2.4(c) sets forth a true and complete list of all direct or indirect Subsidiaries of First Allied and the ownership thereof. Except as set forth on Schedule 2.4(c), neither First Allied nor any of its Subsidiaries, directly or indirectly, own or have any interest in the capital stock or any other ownership interest in any Person. Schedule 2.4(c) lists the jurisdiction of organization of each Subsidiary of First Allied and sets forth the authorized and outstanding shares of capital stock of each Subsidiary of First Allied and the owner thereof. Except as set forth on Schedule 2.4(c), there are no outstanding subscriptions, options, rights, warrants or other commitments entitling any person to purchase or otherwise subscribe for or acquire any shares of capital stock of any Subsidiary of First Allied or any security exercisable or convertible into or exchangeable for shares of capital stock of any such Subsidiary, nor is there presently outstanding any security exercisable or convertible into or exchangeable for shares of capital stock of any Subsidiary of First Allied, nor has First Allied or any of its Subsidiaries entered into any agreement with respect to any of the foregoing.

(d) RCAP Holdings is the sole owner, beneficially and of record, of all the Outstanding Shares and has good and valid title to all the Outstanding Shares, free and clear of all Liens of any kind other than this Agreement. Upon delivery to RCS Capital at the Closing of certificates representing the Outstanding Shares, duly endorsed in blank, or accompanied by stock powers duly endorsed in blank, in proper form for transfer, good and valid title to the Outstanding Shares will pass to RCS Capital, free and clear of all Liens of any kind, other than those arising from acts of RCS Capital. Other than this Agreement, the equity securities of First Allied are not subject to any voting commitment or understanding restricting or otherwise relating to voting, dividend rights or the disposition of such securities or otherwise.

Section 2.5 Assets.

(a) First Allied and each of its Subsidiaries have good title (or valid, binding and enforceable (subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar Laws affecting the enforcement of creditors’ rights generally, and the effect of general equitable principles) leasehold interest with respect to leased assets) to all material Assets used in the Business, free and clear of all Liens except for Permitted Liens. Such material Assets are in good condition and in a state of good maintenance and repair (ordinary wear and tear excepted) and are suitable for the purposes used. No such material Assets are in need of repair or replacement other than as part of routine maintenance consistent with historical practices.

(b) The Assets of First Allied and its Subsidiaries constitute all the tangible and intangible assets used in or held for use in the Business and are sufficient for RCS Capital to conduct the Business from and after the Closing Date in the same manner conducted immediately prior to the Closing Date without interruption and in the ordinary course of business.

(c) Schedule 2.5(c) sets forth all leases of personal property involving annual payments in excess of $500,000 relating to personal property used or held for use by First Allied or any of its Subsidiaries or to which First Allied or any of its Subsidiaries is a party or by which any of the assets of First Allied or its Subsidiaries are bound (“Personal Property Leases”). True, correct and complete copies of the Personal Property Leases have been made available to RCS Capital, together with all amendments thereof or supplements thereto. Each Personal Property Lease is in full force and effect and RCAP Holdings, First Allied and each of its Subsidiaries have not received or given any notice of any material default or event that with notice or lapse of time, or both, would constitute a material default by First Allied or any of its Subsidiaries under any of the Personal Property Leases and, to the Knowledge of RCAP Holdings, no other party is in material default thereof, and no party to the Personal Property Leases has exercised any termination rights with respect thereto.

Section 2.6 Financial Statements; Books and Records.

(a) Attached to Schedule 2.6(a) are copies of First Allied’s audited consolidated balance sheets and statements of income and cash flows and changes in shareholders’ equity as of and for the fiscal years ended December 31, 2012 and December 31, 2013 (the “Latest Balance Sheet”) (such audited financial statements, including the related notes and schedules thereto, the “Financial Statements”). Each of the Financial Statements is complete and correct, has been prepared in accordance with GAAP and presents fairly in all material respects the consolidated financial condition, results of operations and cash flows of First Allied and its Subsidiaries as of the dates and for the periods indicated therein.

(b) First Allied and its Subsidiaries make and keep Books and Records that accurately and fairly reflect in all material respects the transactions and dispositions of their respective assets. The Financial Statements have been derived from and prepared in accordance with such Books and Records. First Allied and its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit the preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the actual levels at reasonable intervals and appropriate action is taken with respect to any differences. Copies of all auditors’ reports, letters to management regarding accounting practices and systems of internal controls, and all responses to such letters from management, have been made available to RCS Capital, in each case to the extent related to First Allied and its Subsidiaries and their respective businesses, whether the same are issued to RCAP Holdings, First Allied or any of its Subsidiaries.

Section 2.7 Undisclosed Liabilities; Indebtedness.

(a) Neither First Allied nor any of its Subsidiaries has any Liability, except for (i) Liabilities for future performance under the Contracts to which First Allied or any of its Subsidiaries is a party and Permits applicable to the operation of the Business, (ii) Liabilities specifically reflected in, fully reserved against or otherwise specifically described in the Latest Balance Sheet, and (iii) Liabilities of a similar nature to those set forth on the Latest Balance Sheet which have arisen after the date of the Latest Balance Sheet in the ordinary course of business and which are not, individually or in the aggregate, material in amount.

(b) Except as set forth on Schedule 2.7(b) (such Indebtedness on Schedule 2.7(b) being referred to as the “Specified Indebtedness”), neither First Allied nor any of its Subsidiaries has any outstanding Indebtedness.

Section 2.8 Absence of Certain Changes.  Except as set forth on Schedule 2.8, from the date that is 12 months prior to the date hereof, (i) First Allied and each of its Subsidiaries have operated only in the ordinary course of business, and (ii) there has not been any occurrence, event, incident, action, failure to act or transaction with respect to First Allied or its Subsidiaries which has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 2.9 Compliance with Laws; Required Licenses and Permits.

(a) Except as set forth on Schedule 2.9(a), the operations of First Allied and its Subsidiaries are being, at all times have been and, to the Knowledge of RCAP Holdings, at all times have been, conducted in compliance in all material respects with all Applicable Laws. Except as set forth on Schedule 2.9(a), neither First Allied nor any of its Subsidiaries have received any written notice of any violation of any Applicable Laws in any material respect from any Governmental Entity or any Self-Regulatory Organization. To the Knowledge of RCAP Holdings, neither First Allied nor any of its Subsidiaries is under investigation with respect to the violation of any Applicable Laws in any material respect and there are no facts or circumstances that would reasonably be expected to form the basis for any such violation.

(b) Schedule 2.9(b) sets forth a complete list of (i) all Permits that are material to the operation of the Business (the “Company Permits”), and (ii) all securities exchanges, boards of trade, clearing organizations, trade associations and similar organizations in which First Allied or any of its Subsidiaries hold a membership or have been granted trading privileges and which memberships or trading privileges are material to the Business. Except as set forth on Schedule 2.9(b), neither First Allied nor any of its Subsidiaries is in default or violation, and no event has occurred that, with notice or the lapse of time or both, would constitute a default or violation, of any Company Permit and, to the Knowledge of RCAP Holdings, there are no facts or circumstances that would reasonably be expected to form the basis for any such default or violation. There is no Action pending or, to the Knowledge of RCAP Holdings, threatened, relating to the suspension, revocation or modification or nonrenewal of any of the Company Permits.

(c) First Allied and each of its Subsidiaries has timely filed all registrations, declarations, reports, notices, forms and other filings required to be filed by it with the SEC, NYSE, FINRA, any other Governmental Entity or Self-Regulatory Organization or any clearing agency, and all amendments of or supplements to any of the foregoing, except where any failure to so file, individually or in the aggregate, would not have a Material Adverse Effect.

(d) The employees and agents of First Allied and its Subsidiaries who are required to be licensed or registered as a representative, principal or agent with any Governmental Entity or any Self-Regulatory Organization to conduct the Business, are duly licensed or registered with each such Governmental Entity or Self-Regulatory Organization with which such licensing or registration is so required in the category or categories of registration appropriate to the function performed and such licensing or registration is in full force and effect, except to the extent that any failures to be so licensed or registered would not reasonably be expected to result in a material Liability of the Business.

(e) Except as set forth on Schedule 2.9(e), neither First Allied nor any of its Subsidiaries acts as the general partner, managing member, trustee, investment manager or investment adviser with respect to any Public Fund or any Private Fund.

Section 2.10 Broker-Dealer Matters.

(a) First Allied Securities, Inc. and Legend Equities Corporation (the “BD Subsidiaries”) are, and at all times have been, duly registered, licensed or qualified as broker-dealers under the Exchange Act and in each jurisdiction where the conduct of the Business requires such registration, licensing or qualification, and are, and at all times have been, in compliance in all material respects with all Applicable Laws requiring any such registration, licensing or qualification and are not subject to any material liability or disability by reason of the failure to be so registered, licensed or qualified.

(b) Copies of the Uniform Application for Broker-Dealer Registration on Form BD of the BD Subsidiaries on file with the SEC, reflecting all amendments thereof that are in effect as of the date of this Agreement (the “Form BD”), and all FOCUS reports, amendments and updates for the period ended December 31, 2013 filed by the BD Subsidiaries with the SEC, have been made available to RCS Capital prior to the date of this Agreement. Such forms are in material compliance with the applicable requirements of the Exchange Act.

(c) The BD Subsidiaries are members in good standing of FINRA and each other Self-Regulatory Organization with respect to which the conduct of its Business requires membership or association. Other than the BD Subsidiaries, neither First Alllied nor any of its Subsidiaries is a registered or unregistered Broker-Dealer.

(d) The BD Subsidiaries have in effect as of the date of this Agreement the blanket broker-dealer fidelity bond identified on Schedule 2.10(d).

(e) The BD Subsidiaries have adopted written supervisory control policies and procedures in compliance with FINRA (NASD) Rules 3010(b) and 3012(a), and Section 15(g) of the Exchange Act. The written supervisory control policies that have been adopted by the BD Subsidiaries are identified in Schedule 2.10(e). Complete and correct copies of each of such policies and procedures have been made available to RCS Capital in the form in effect on the date of this Agreement.

(f) Each of the BD Subsidiaries’ officers, employees and independent contractors who is required to be registered, licensed or qualified with any Governmental Entity or Self-Regulatory Organization as a registered principal or registered representative is duly and properly registered, licensed or qualified as such and such licenses are in full force and effect, or are in the process of being registered as such within the time periods required by Applicable Law, except as the failure to be so registered would not, or would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(g) Neither First Allied nor any of its Subsidiaries nor any of their respective directors, officers, employees, registered representatives or “associated persons” (as defined in the Exchange Act) is the subject of any material disciplinary proceedings or Orders of any Governmental Entity or Self-Regulatory Organization arising under Applicable Laws which would be required to be disclosed on Form BD or Form U-4 that are not so disclosed on such Form BD or Form U-4, and no such disciplinary proceeding or Order is pending against First Allied or any of its Subsidiaries or, to the Knowledge of RCAP Holdings, threatened against First Allied or its Subsidiaries or pending or threatened against the other persons referred to above. Except as disclosed on the Form BD or Form U-4, neither First Allied nor any of its Subsidiaries nor any of their respective directors, officers, employees, registered representatives or associated persons has been permanently enjoined by any Order from engaging or continuing any conduct or practice in connection with any activity or in connection with the purchase or sale of any security. Except as disclosed on the Form BD or Form U-4, neither First Allied nor any of its Subsidiaries nor any of their respective directors, officers, employees or associated persons is ineligible to serve as a broker-dealer or an associated person of a broker dealer under Section 15(b) of the Exchange Act (including being subject to any “statutory disqualification”, as defined in Section 3(a)(39) of the Exchange Act).

(h) A list of all written customer complaints, including those reportable on Form U-4, which have been made from December 31, 2009 to the date hereof against any of the BD Subsidiaries, or any of their respective adviser representatives or registered representatives and which are set forth in Schedule 2.10(h), has been made available to RCS Capital. Except as set forth in Schedule 2.10(h), as of the date of this Agreement, no customer complaints reportable on Form U-4 are pending, or to the Knowledge of RCAP Holdings, threatened in writing.

(i) The BD Subsidiaries are in compliance with all applicable regulatory net capital requirements of the Exchange Act and applicable rules of Self-Regulatory Organizations addressing net capital requirements including, without limitation, all applicable regulatory net capital requirements (including any applicable “early warning” and “expansion-contraction” capital requirements), and no distribution of cash is required to be made by the BD Subsidiaries that will result in the BD Subsidiaries not being in compliance with such applicable regulatory net capital requirements. The BD Subsidiaries are in compliance in all material respects with all applicable regulatory requirements for the protection of customer or Client funds and securities. The BD Subsidiaries have not made any withdrawals from any reserve bank account they are required to maintain pursuant to SEC Rule 15c3-3(e), except as permitted by SEC Rule 15c3-3(g).

Section 2.11 Investment Adviser Matters.

(a) Copies of the Uniform Application for Investment Adviser Registration on Form ADV, including Parts 1 and 2, of First Allied Advisory Services, Inc., First Allied Securities, Inc., First Allied Asset Management, Inc. and Legend Advisory Corporation (each an “Adviser Subsidiary” and collectively, the “Adviser Subsidiaries”) on file with the SEC or one or more states, as applicable, and currently made available to Clients, reflecting all amendments thereof that are in effect as of the date of this Agreement (the “Form ADVs”), have been made available to RCS Capital prior to the date of this Agreement. The Form ADVs are in compliance with Applicable Law in all material respects. Other than the Adviser Subsidiaries, neither First Allied nor any of its Subsidiaries are registered or unregistered Investment Advisers.

(b) The Adviser Subsidiaries are, and at all times have been, duly registered, licensed or qualified (including through state notice filings) as investment advisers under the Investment Advisers Act or other Applicable Law in each jurisdiction where the conduct of the Business requires such registration, licensing or qualification, and are, and at all times have been, in material compliance with all Applicable Laws requiring any such registration, licensing or qualification and are not subject to any material liability or disability by reason of the failure to be so registered, licensed or qualified.

(c) The Adviser Subsidiaries have adopted written policies and procedures pursuant to Sections 204(A) and 206(4) of the Investment Advisers Act and Rules 206(4)-7 and 204A-1 thereunder that are reasonably designed to detect and prevent violations of the Investment Advisers Act and the rules adopted thereunder to the extent required by Applicable Law. The Adviser Subsidiaries have been in compliance in all material respects with such policies and procedures. Complete and correct copies of each of the policies set forth on Schedule 2.11(c) have been made available to RCS Capital in the form in effect on the date of this Agreement.

(d) Neither First Allied nor any of its Subsidiaries nor any other Person “associated” (as defined in Section 202(a)(17) of the Investment Advisers Act) with First Allied or any of its Subsidiaries has been subject to disqualification pursuant to Section 203 of the Investment Advisers Act to serve as an Investment Adviser or as an associated person of an Investment Adviser, or subject to disqualification as a solicitor pursuant to Rule 206(4)-3, unless, in each case, First Allied (or such Subsidiary, as applicable) or associated Person has received exemptive relief from the SEC with respect to any such disqualification. Neither First Allied nor any of its Subsidiaries nor any “affiliated person” (as defined under the Investment Company Act) thereof has been subject to disqualification as an Investment Adviser or subject to disqualification to serve in any other capacity contemplated by the Investment Company Act for any investment company under Sections 9(a) or 9(b) of the Investment Company Act, unless, in each case, such Person, as applicable, has received exemptive relief from the SEC with respect to any such disqualification. The facts and circumstances surrounding any such disqualification have been disclosed on the Form ADVs.

(e) Except as set forth on Schedule 2.11(e), no Advisory Contract expressly requires the written consent of any Client to satisfy the Assignment Requirements with respect to such Advisory Contracts.

Section 2.12 Litigation; Orders.

(a) Except as set forth on Schedule 2.12(a), there is no Action pending or, to the Knowledge of RCAP Holdings, threatened, involving First Allied or any of its Subsidiaries or the Business (or, to the Knowledge of RCAP Holdings, pending or threatened against any of the officers, directors or key employees of First Allied or any of its Subsidiaries with respect to their business activities on behalf of First Allied or any of its Subsidiaries), or to which First Allied or any of its Subsidiaries is otherwise a party.

(b) Except as set forth on Schedule 2.12(b), neither First Allied nor any of its Subsidiaries nor the Business is subject to any outstanding Order, and neither First Allied nor any of its Subsidiaries nor the Business is in breach or violation in any material respect of any outstanding Order.

Section 2.13 Taxes. Except as set forth on Schedule 2.13:

(a) Each member of the Company Group has duly and timely filed or caused to be duly and timely filed, or shall duly and timely file or cause to be duly and timely filed, all Tax Returns that are required to be filed by, or with respect to, the Company Group on or prior to the Closing Date, and all such Tax Returns are or will be complete and accurate in all material respects and were (or will be) prepared in compliance with applicable Tax Laws. The Company Group is not the beneficiary of any extension of time within which to file any Tax Return.

(b) All Taxes and Tax Liabilities of the Company Group and each of its members that are due and payable on or prior to the Closing Date (whether or not shown on any Tax Return) have been (or will be) duly and timely paid on or prior to the Closing Date.

(c) No member of the Company Group: (i) is currently the subject of an audit or other examination relating to the Taxes by any Governmental Entity; (ii) has received any notices (in writing or otherwise to the Knowledge of RCAP Holdings) from any Governmental Entity that such an audit or examination is contemplated or pending; (iii) has entered into any agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes that has not expired; (iv) is presently contesting any Tax Liability before any court, tribunal or agency; (v) is subject to a claim or deficiency for any Taxes that has not been resolved or paid in full; (vi) is subject to a claim (in writing or otherwise to the Knowledge of RCAP Holdings) by a Governmental Entity in a jurisdiction in which it does not file Tax Returns that it is or may be required to file Tax Returns in, or is or may be subject to Tax by, that jurisdiction; (vii) has outstanding requests for any Tax ruling from any Governmental Entity, and has not ever received a Tax ruling; (viii) is the subject of a “closing agreement” within the meaning of Section 7121 of the Code (or any comparable agreement under applicable Tax Law); or (ix) has granted a “power of attorney” with respect to Taxes to any Person that has continuing effect.

(d) No member of the Company Group is a party to an agreement, contract, arrangement or plan that has resulted or could result in its making of a payment that: (i) is not deductible under, or would otherwise constitute a “parachute payment” within the meaning of, Section 280G of the Code (or any similar provision of state, local or foreign law); or (ii) is or may be subject to the imposition of an excise tax under Section 4999 of the Code.

(e) No member of the Company Group (i) has been a member of an affiliated group (within the meaning of Section 1504(a) of the Code or any similar group defined under a similar provision of state, local or foreign law) filing a consolidated federal income Tax Return (other than any group the common parent of which was First Allied), or (ii) has any liability for the Taxes of any Person (other than any member of the Company Group) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

(f) No issue has been raised by a Governmental Entity in any prior Tax Proceeding which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency for the payment of Taxes for any subsequent period.

(g) There are no Liens for Taxes upon the Assets of any member of the Company Group other than Liens on Taxes not yet due and payable. All Taxes that the Company Group is (or was) required by applicable Tax Law to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, member or other third party have been duly withheld or collected, and have been paid over to the proper authorities to the extent due and payable.

(h) The Company Group has collected all material sales, use and value added taxes required to be collected, and has remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Entity and has furnished properly completed exemption certificates for all exempt transactions.

(i) No member of the Company Group is a party to, or bound by, or has any obligation to any Governmental Entity or other Person under any Tax sharing, Tax indemnity or Tax allocation agreement or similar agreement or arrangement with respect to Taxes (a “Tax Agreement”).

(j) The Company Group is not required, and has not requested, to make any adjustment under Section 481(a) of the Code (or any corresponding or similar provision of state, local or foreign law) by reason of a change in accounting method, and a Governmental Entity has not initiated or proposed any such adjustment or change in accounting method.

(k) Neither RCS Capital nor the Company Group will be required to include any item of income in, or exclude any item of deduction from, taxable income for any Post-Closing Tax Period as a result of any: (i) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date; (ii) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Law) with respect to any member of the Company Group; (iii) installment sale or open transaction disposition made on or prior to the Closing Date by the Company Group; (iv) prepaid amount received on or prior to the Closing Date by the Company Group; or (v) any other action or activity undertaken by the Company Group on or prior to the Closing Date.

(l) First Allied is not, nor has it been, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(m) Each member of the Company Group has disclosed on its federal income Tax Returns all positions therein that could give rise to a substantial understatement of federal Income Tax within the meaning of Section 6662 of the Code.

(n) No member of the Company Group has engaged in, or been a party to, a “reportable transaction” described in Treasury Regulation Section 1.6011-4.

(o) No member of the Company Group has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported to be or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

Section 2.14 Intellectual Property.

(a) Schedule 2.14(a)(i) sets forth a true and complete list of all the Company Intellectual Property that is registered or subject to an application for registration (including patents, copyrights, trademarks and the domain names of First Allied and its Subsidiaries) and sets forth (i) the owner, and (ii) the jurisdiction where issued, registered, or filed. First Allied or one of its Subsidiaries is the sole and exclusive owner of, or has the legal right to use pursuant to Third Party Licenses and all material Company Intellectual Property, without, to the Knowledge of RCAP Holdings, violating, misappropriating, infringing or otherwise conflicting with the Intellectual Property rights of any other Person. Each item of Company Intellectual Property which has been registered, filed, issued or applied for by or on behalf of First Allied or any of its Subsidiaries, as listed on Schedule 2.14(a)(i), (A) has not been abandoned or canceled, (B) has been maintained effective by all requisite filings, renewals and payments, and (C) remains in full force and effect and good standing as of the Closing Date. No loss or expiration of any of the owned material Company Intellectual Property is pending or, to the Knowledge of RCAP Holdings, threatened, except for such Company Intellectual Property expiring at the end of their statutory terms (as detailed on Schedule 2.14(a)(i), and not as a result of any act or omission by First Allied or any of its Subsidiaries, including any failure to pay required annual maintenance fees). Schedule 2.14(a)(ii) sets forth a complete list of all trademarks of First Allied or its Subsidiaries that are not registered or subject to an application for registration (including trade dress, logos, slogans, trade names and corporate names) owned or used by First Allied or any of its Subsidiaries.

(b) Schedule 2.14(b)(i) sets forth a true and complete list of all material Company Licenses (as hereinafter defined). Schedule 2.14(b)(ii) sets forth a true and complete list of all Third Party Licenses (as hereinafter defined). Except as set forth on Schedule 2.14(b)(i) or (ii), neither First Allied nor any of its Subsidiaries nor, to the Knowledge of RCAP Holdings, any other party, is in default in the performance, observance or fulfillment of any material obligation, agreement, covenant or condition contained in any Contract pursuant to which any third party is authorized to use any owned material Company Intellectual Property (“Company Licenses”) or pursuant to which First Allied or any of its Subsidiaries is licensed to use material Company Intellectual Property owned by a third party (“Third Party Licenses”).

(c) Copies of all items of material Company Intellectual Property, Company Licenses and Third Party Licenses, which have been reduced to writing or other tangible form, have been made available to RCS Capital prior to the Closing Date (including true and complete copies of all related licenses, filings and amendments thereof and supplements thereto).

(d) Except as set forth in Schedule 2.14(d), to the Knowledge of RCAP Holdings, the operation of the Business by First Allied and its Subsidiaries as presently conducted does not infringe or misappropriate in any material respect with any Intellectual Property right of any other Person. Except as set forth in Schedule 2.14(d), there are no, and there have been no, Actions which are pending or, to the Knowledge of RCAP Holdings, threatened in writing (i) challenging the right of First Allied or any of its Subsidiaries to use any owned Company Intellectual Property or alleging any violation, infringement, misuse or misappropriation by First Allied of Intellectual Property or indicating that the failure to take a license would result in any such claim, or (ii) challenging the ownership rights of First Allied or any of its Subsidiaries in any owned Company Intellectual Property or asserting any opposition, interference, invalidity, termination, abandonment, unenforceability or infirmity of any owned Company Intellectual Property.

(e) First Allied has not made any claim of a violation, infringement, misuse or misappropriation by any Person (including any employee, former employee or independent contractor of First Allied or any of its Subsidiaries) of its rights to, or in connection with, any owned Company Intellectual Property. Except as set forth in Schedule 2.14(e), neither First Allied nor any of its Subsidiaries has entered into any agreement to indemnify any other Person against any charge of infringement of any owned Company Intellectual Property, other than indemnification provisions contained in agreements entered into in the ordinary course of business.

(f) Each of the material Company Licenses and Third Party Licenses is a legal, valid and binding obligation of First Allied and, to the Knowledge of RCAP Holdings, the relevant other parties thereto, enforceable in accordance with the terms thereof, subject to bankruptcy laws and creditors’ rights; and the transactions contemplated by this Agreement will not materially breach any of the terms thereof or result in any material default thereunder.

(g) Neither First Allied nor any of its Subsidiaries is subject to any settlement, consent or co-existence agreement, covenant not to sue, non-assertion assurance, release or Order limiting or restricting in any manner the right of First Allied or any of its Subsidiaries to use, license, transfer or enforce any material Company Intellectual Property owned by, or licensed to, First Allied or its Subsidiaries. First Allied has taken all reasonable measures to maintain and protect the proprietary nature of the owned material Company Intellectual Property and the confidentiality of First Allied’s trade secrets.

(h) First Allied and its Subsidiaries have collected, stored, maintained, used and processed Personal Information in accordance in all material respects with all Applicable Privacy and Data Security Laws and have taken commercially reasonable steps to protect against any anticipated or actual threats or hazards to the security or integrity of Personal Information, and from the loss of Personal Information. Other than as set forth on Schedule 2.14(h), to the Knowledge of RCAP Holdings, (i) there has been no unauthorized access to or use of, or any security breach relating to or affecting any Personal Information or other confidential information maintained or processed by First Allied or its Subsidiaries, and (ii) no person who has had access to such Personal Information or other confidential information has violated any Applicable Privacy and Data Security Laws or the terms of any confidentiality agreement.

(i) First Allied and its Subsidiaries take commercially reasonable efforts to maintain and protect the integrity, security and operation of their software, networks, databases, systems and websites (and all information transmitted thereby or stored therein), and there have been no material violations of same. First Allied and its Subsidiaries have implemented commercially reasonable practices to ensure the physical and electronic protection of its information assets from unauthorized disclosure, use or modification.

Section 2.15 Environmental Matters.  Except as set forth on Schedule 2.15, (a) First Allied, its Subsidiaries, the operation of the Business, and to the Knowledge of RCAP Holdings, the Leased Real Property, comply in all material respects with all applicable Environmental Laws, (b) neither First Allied nor any of its Subsidiaries nor any of their respective predecessor(s) has received any written or oral notice, report or other information within the past five years, or which remains outstanding or unresolved, regarding any actual or alleged violation of Environmental Laws, or any actual or potential Environmental Liabilities, relating to any of them, the Business, the Leased Real Property, any formerly owned or leased real property or Assets of First Allied or any of its Subsidiaries, and (c) there are no facts, circumstances or conditions that would reasonably be expected to form the basis of any material Environmental Liability against First Allied or any of its Subsidiaries arising under Environmental Laws or relating to environmental matters.

Section 2.16 Employees; Labor Matters.

(a) With respect to the employees of First Allied and its Subsidiaries, (i) there is no collective bargaining agreement with any labor organization, (ii) to the Knowledge of RCAP Holdings, no executive (A) has expressed in writing any intention to terminate their employment, or (B) is a party to any confidentiality, non-competition, proprietary rights or other such agreement with any other Person besides First Allied or one of its Subsidiaries that would be material to the performance of such employee’s employment duties, or the ability of First Allied, any of its Subsidiaries or RCS Capital to conduct the Business, (iii) no labor organization or group of employees represents, purports to represent, has filed any representation petition or made any written or oral demand for recognition with respect to the representation of any employees, (iv) to the Knowledge of RCAP Holdings, no union organizing or decertification efforts are underway or threatened and no other question concerning representation exists, and (v) no labor strike, work stoppage, slowdown, picketing, concerted refusal to work, or other similar labor activity has occurred, and none is underway or, to the Knowledge of RCAP Holdings, threatened.

(b) Except as set forth in Schedule 2.16(b), neither First Allied nor any of its Subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act and (ii) First Allied and its Subsidiaries are in compliance in all material respects with all Applicable Laws relating to employment and employment practices, workers’ compensation, terms and conditions of employment, worker safety, wages and hours, civil rights, discrimination, immigration and collective bargaining. First Allied and its Subsidiaries are not required to have, and do not have, any affirmative action plans or programs.

(c) Neither First Allied nor any of its Subsidiaries have implemented any plant closing or layoff of employees that could implicate the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar foreign, state or local law, regulation or ordinance, and no such action will be implemented without advance notification to RCS Capital.

Section 2.17 Employee Benefit and Compensation Plans.

(a) Schedule 2.17(a) sets forth a complete and accurate list of all “employee benefit plans” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended “ERISA”)) and all other compensation and benefit plans, agreements, trusts, policies, arrangements or understandings (whether or not legally binding, written or unwritten, insured or self-insured or domestic or foreign), that either First Allied or any of its Subsidiaries or any entity required to be aggregated in a controlled group or affiliated service group with First Allied or any of its Subsidiaries for purposes of ERISA or the Code (including under Section 414(b), 414(c), 414(m) or 414(o) of the Code or Section 4001 of ERISA), at any relevant time (an “ERISA Affiliate”) established, sponsors, maintains, contributes to, or with respect to which any obligation to contribute has or had been undertaken by First Allied, any of its Subsidiaries or any ERISA Affiliate, or under which First Allied, any of its Subsidiaries or any ERISA Affiliate have any Liability or potential Liability to any employee, officer, director or any other service provider (whether current, former or retired) or their beneficiaries (each a “Benefit Plan”). First Allied has made available to RCS Capital accurate and complete copies of all material documents embodying and relating to each Benefit Plan.

(b) The Benefit Plans are in material compliance with all applicable requirements of ERISA, the Code and other Applicable Laws and have been maintained and administered in accordance with their terms and such Laws in all material respects. Each Benefit Plan which is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter upon which it may rely as to its qualification, and nothing has occurred whether by action or failure to act that would be reasonably expected to cause the loss of such qualification. No material non-exempt “prohibited transaction,” within the meaning of Section 4975 of the Code and Section 406 of ERISA, has occurred or is reasonably expected to occur with respect to any Benefit Plan. To the Knowledge of RCAP Holdings, no proceeding has been threatened, asserted or instituted against any of the Benefit Plans (other than routine claims for benefits and appeals of such claims), any trustee or fiduciaries thereof, any ERISA Affiliate, any employee, officer, director or other service provider of First Allied or its Subsidiaries (whether current, former or retired), or any of the assets of any trust of any of the Benefit Plans. No Benefit Plan is under, and neither First Allied nor its Subsidiaries has received any written notice of, an audit or investigation by the Internal Revenue Service, Department of Labor or any other Governmental Entity, and no such completed audit, if any, has resulted in the imposition of any material Tax or penalty.

(c) Neither First Allied, nor any of its Subsidiaries, nor any of their ERISA Affiliates, nor any of their respective predecessors has ever contributed to, contributes to, has ever been required to contribute to, or otherwise participated in or participates in or in any way, directly or indirectly, has any liability with respect to any plan subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA, including, without limitation, any “multiemployer plan” (as such term is defined in Section 3(37) of ERISA), or any single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) which is subject to Sections 4063, 4064 or 4069 of ERISA.

(d) The consummation of the transactions contemplated hereby (alone or in combination with any other event, including a termination of employment) will not give rise to any Liability under any Benefit Plan. No Benefit Plan provides for, and neither First Allied nor any of its Subsidiaries has any obligation to provide, a tax gross up or other indemnity obligation for any Taxes imposed under Sections 409A or 4999 of the Code.

(e) First Allied and each of its Subsidiaries have complied in all material respects with the health care continuation requirements of Part 6 of Subtitle B of Title I of ERISA (“COBRA”) or any state law counterpart; and neither First Allied, none of its Subsidiaries nor any of their ERISA Affiliates has any obligations under any Benefit Plan, or otherwise, to provide post-termination health or welfare benefits of any kind to any current or former employees (or any of their dependents) of First Allied or any of its Subsidiaries, or any other person, except as specifically required under COBRA or any state law counterpart.

(f) With respect to each Benefit Plan, all required payments or accruals for all periods (or partial periods) ending prior to or as of the Closing Date shall have been timely made or properly accrued in accordance with the provisions of each of the Benefit Plans, Applicable Law and GAAP.

(g) None of First Allied, any of its Subsidiaries or any ERISA Affiliate, and to the Knowledge of RCAP Holdings, no employee, officer, director, or other service provider of the First Allied or any of its Subsidiaries, has made any promises or commitments, whether legally binding or not, to create any additional Benefit Plan, agreement or arrangement, or to modify or change in any material way any existing Benefit Plan.

(h) Neither First Allied nor any of its Subsidiaries has any unfunded liabilities pursuant to any Benefit Plan that is not intended to be qualified under Section 401(a) of the Code and is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, a nonqualified deferred compensation plan or an excess benefit plan. Each Benefit Plan that is a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) has been operated and administered in compliance with Section 409A of the Code in all material respects.

(i) No Benefit Plan is mandated by a government other than the United States or is subject to the Laws of a jurisdiction outside of the United States.

Section 2.18 Contracts.

(a) Schedule 2.18(a) sets forth all material Contracts to which First Allied or any of its Subsidiaries is a party or by which First Allied or any of its Subsidiaries or any of their respective Assets is bound as in effect on the date of this Agreement and entered into after September 25, 2013 (collectively, and together with all selling, distribution, dealer, product or marketing Contracts or similar commission-based Contracts with third parties, all Contracts with Financial Advisors and all Advisory Contracts, the “Company Contracts”).

(b) Each Company Contract is in full force and effect and is the legal, valid and binding obligation of First Allied or such Subsidiary of First Allied that is a party thereto, and, to the Knowledge of RCAP Holdings, of the other parties thereto. Each Company Contract is (i) enforceable against First Allied or such Subsidiary of First Allied that is a party thereto, and, to the Knowledge of RCAP Holdings, of the other parties thereto in accordance with its terms except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar Laws affecting the enforcement of creditors’ rights generally, and the effect of general equitable principles, and (ii) upon consummation of the transactions contemplated hereby, shall continue in full force and effect without penalty. Neither First Allied nor any of its Subsidiaries is in material default under any Company Contract, nor, to the Knowledge of RCAP Holdings, is any other party to any Company Contract in material breach of or default thereunder, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a material breach or default by First Allied or any of its Subsidiaries or any other party thereunder. No party to any Company Contract has exercised in writing any termination rights with respect to any Company Contract, and no such party has given written notice of any significant dispute with respect to any Company Contract. True, correct and complete copies of all Company Contracts, together with all amendments thereof or supplements thereto, have been made available to RCS Capital.

Section 2.19 Real Property.

(a) Neither First Allied nor any of its Subsidiaries owns any real property.

(b) Schedule 2.19(b) sets forth an accurate and complete list of all Leases as in effect on the date of this Agreement and entered into after September 25, 2013 pursuant to which First Allied or any of its Subsidiaries holds a leasehold or subleasehold estate in, or is granted a license, concession, or other right to use or occupy, any land, buildings, improvements, fixtures or other interest in real property (collectively, the “Company Leases”, and such real property, the “Leased Real Property”). First Allied or one of its Subsidiaries owns a valid leasehold, subleasehold interest, license or other interest in and to each parcel of Leased Real Property, together with the Improvements thereon and real property rights and appurtenances pertaining thereto, free and clear of all Liens except for Permitted Liens. Such Permitted Liens do not and will not, individually or in the aggregate, adversely affect or interfere with the value, use or operation of the Business or such Leased Real Property. An accurate and complete copy of each of the Company Leases (including all amendments, supplements, renewals, extensions, guarantees and other documents and agreements with respect thereto) and in the case of any oral Company Lease, a written summary of the terms of such Company Lease, has been made available to RCS Capital. There are no outstanding requirements from the landlord under any Company Lease requiring any material repairs or work to be done with respect to the improvements constituting a part of the related Leased Real Property or pertaining to the maintenance of such property in order to comply with such Company Lease.

(c) There are no Leases affecting or relating to any real property with respect to which First Allied or any of its Subsidiaries is the landlord, sublandlord or licensor, either pursuant to the terms of such agreement or as successor to any prior landlord, sublandlord or licensor.

Section 2.20 Insurance.  First Allied and each of its Subsidiaries have insurance policies, including, without limitation, business liability, fidelity bond and Securities Investor Protection Corporation insurance coverage, in full force and effect for such amounts as are sufficient for all requirements of Law and all Company Contracts and Company Leases. Schedule 2.20 sets forth a list of all insurance policies and all fidelity or surety bonds held by or applicable to First Allied or any of its Subsidiaries that were entered into after September 25, 2013, including in respect of each such policy, the policy name, policy number, carrier, term, type and amount of coverage and annual premium, whether the policies may be terminated upon consummation of the transactions contemplated hereby. To the Knowledge of RCAP Holdings, except as set forth on Schedule 2.20, no event relating to First Allied or any of its Subsidiaries has occurred that would reasonably be expected to result in a retroactive upward adjustment in premiums under any such insurance policies. Except as set forth on Schedule 2.20, other than insurance policies that have expired and been replaced in the ordinary course of business, no insurance policy has been canceled within the last two years and, to the Knowledge of RCAP Holdings, no threat has been made to cancel any insurance policy of First Allied or any of its Subsidiaries. Except as set forth on Schedule 2.20, all such insurance will remain in full force and effect following the consummation of the transactions contemplated hereby. To the Knowledge of RCAP Holdings, no event has occurred, including the failure by First Allied or any of its Subsidiaries to give any notice or information, or Allied or any of its Subsidiaries giving any inaccurate or erroneous notice or information, that limits or impairs the rights of First Allied or any of its Subsidiaries under any such insurance policies. Except as set forth on Schedule 2.20, neither First Allied nor any of its Subsidiaries has any self-insurance or co-insurance programs.

Section 2.21 Affiliate Transactions.  Except as set forth on Schedule 2.21, there are no arrangements or Contracts between First Allied or any of its Subsidiaries, on the one hand, and RCAP Holdings, any director of First Allied or any of its Subsidiaries or any Affiliate of any of the foregoing, on the other hand.

Section 2.22 Brokers.  No agent, broker, investment banker or firm or other person acting on behalf of RCAP Holdings, First Allied, any of its Subsidiaries, or any of their respective Affiliates or under the authority of RCAP Holdings, First Allied, any of its Subsidiaries, or any of their respective Affiliates is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

Section 2.23 Accounts and Notes Receivable and Payable.  All accounts and notes receivable reflected in the Financial Statements have arisen from bona fide transactions in the ordinary course of business. All applicable reserve for returns or doubtful accounts in respect of accounts and notes receivable reflected in the Latest Balance Sheet were recorded in accordance with GAAP.

Section 2.24 Accuracy of Representations and Warranties in the Original Agreement.  To the Knowledge of RCAP Holdings, (a) each of the representations and warranties of First Allied contained in the Original Agreement that is not qualified by materiality was true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (or on and as of the date when made in the case of any representation or warranty which specifically related to an earlier date), and (b) each of the representations and warranties of First Allied that is qualified by materiality contained in the Original Agreement was true and correct as of the Closing Date as though made on and as of the Closing Date (or on and as of the date when made in the case of any representation or warranty which specifically related to an earlier date).

ARTICLE III

REPRESENTATIONS AND WARRANTIES BY RCS CAPITAL

The RCS Disclosure Schedules identify by Section and Subsection any exception to a representation or warranty in this Article III. Notwithstanding anything to the contrary contained herein, disclosure of any matter, fact or circumstance in any section of the RCS Disclosure Schedules shall provide exceptions to or otherwise qualify the representations, warranties and covenants contained in the corresponding sections of this Agreement and as to other representations, warranties and covenants in other Sections of this Agreement to the extent such matter, fact or circumstance is disclosed in a way as to make its relevance to the information called for by such other section reasonably apparent. As an inducement to RCAP Holdings to enter into this Agreement and to consummate the transactions contemplated hereby, RCS Capital makes the following representations and warranties to RCS Capital:

Section 3.1 Organization.  RCS Capital is a corporation duly organized and validly existing under the Laws of the State of Delaware and has the corporate power and authority to enter into and perform this Agreement in accordance with its terms.

Section 3.2 Authorization of Agreement.  The execution, delivery and, subject to receipt of the Public Stockholder Approval, performance of this Agreement and the other Transaction Documents by RCS Capital has been duly authorized by all necessary corporate action of it and this Agreement constitutes, and the other Transaction Documents to which it is a party upon the execution and delivery thereof will constitute, subject to receipt of the Public Stockholder Approval, its legal, valid and binding obligation enforceable against it in accordance with its terms.

Section 3.3 Consents of Third Parties.  Assuming receipt of the Public Stockholder Approval, the execution, delivery and performance of this Agreement by RCS Capital will not (a) conflict with its organizational documents and will not conflict with or result in the breach or termination of, or constitute a default under, any lease, agreement, commitment or other instrument, or any order, judgment or decree to which it is a party or by which it is bound, or (b) constitute a violation by it of any Applicable Law. Other than the Required SEC Filing, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on their part in connection with the execution, delivery and performance by RCS Capital of this Agreement.

Section 3.4 SEC Filings.

(a) RCS Capital has timely filed with or furnished to the SEC, and made available to RCS Capital (via EDGAR) all SEC Documents. Except as set forth in Schedule 3.4(a), none of the SEC Documents is the subject of an outstanding SEC comment letter or outstanding SEC investigation as of the date hereof.

(b) As of its filing date (and as of the date of any amendment or superseding filing), each RCS Capital SEC Document complied, and each RCS Capital SEC Document filed subsequent to the date hereof will comply, as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable.

(c) As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each RCS Capital SEC Document did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, no Subsidiary of RCS Capital is separately subject to the periodic reporting requirements of the Exchange Act.

(d) Since the IPO Date, RCS Capital has complied in all material respects with the eligibility requirements, rules and regulations of the New York Stock Exchange.

(e) RCS Capital has established and maintains a system of disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities Act) that are designed to provide reasonable assurance that material information relating to RCS Capital, required to be included in reports under the Exchange Act, is made known to the chief executive officer and chief financial officer of RCS Capital by others within those entities.

(f) Since the IPO Date, RCS Capital has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of RCS Capital’s financial reporting and the preparation of RCS Capital’s financial statements for external purposes in accordance with GAAP. RCS Capital has disclosed, based on its most recent evaluation of internal controls prior to the date hereof, to RCS Capital’s auditors and audit committee and, to RCS Capital’s knowledge, RCS Capital’s independent registered public accounting firm has not identified or been made aware of (i) any “significant deficiencies” and “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of RCS Capital’s internal controls and procedures which are reasonably likely to adversely affect RCS Capital’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves RCS Capital’s management or other employees who have a significant role in internal controls. RCS Capital has made available to RCS Capital a summary of any such disclosure made by management to RCS Capital’s auditors and audit committee since the IPO Date.

(g) Neither RCS Capital nor any of RCS Capital’s Subsidiaries has, since the enactment of the Sarbanes-Oxley Act, made any prohibited loans to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of RCS Capital.

(h) RCS Capital has no material liability or obligation that could be counted as an “off-balance sheet” arrangement (as defined in Item 303 of Regulation S-K promulgated by the SEC).

Section 3.5 Financial Statements.  The audited consolidated financial statements and unaudited consolidated interim financial statements, if any, of RCS Capital included or incorporated by reference in the SEC Documents fairly present, in all material respects, the consolidated financial position of RCS Capital and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments and notes in the case of any unaudited interim financial statements). Except as required by GAAP or as disclosed in the SEC Documents, RCS Capital has not, between the last day of its most recently ended fiscal year and the date hereof, made or adopted any material change in its accounting methods, practices or policies in effect on such last day of its most recently ended fiscal year. Since its incorporation, RCS Capital has not received any written advice or written notification from its independent registered accounting firm that it has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the financial statements or in the books and records of RCS Capital any properties, assets, liabilities, revenues or expenses in any material respect. RCS Capital has not had any material dispute with any of its auditors regarding accounting matters.

Section 3.6 Litigation.  As of the date of this Agreement, there is no claim, litigation, proceeding or governmental investigation pending or, to the best of RCS Capital’s knowledge, threatened, or any order, injunction or decree outstanding, against RCS Capital that would prevent the consummation of the transactions contemplated hereby.

Section 3.7 Public Common Stock.  Any shares of Public Common Stock comprising the Aggregate Consideration Amount to be delivered to RCAP Holdings at the Closing in accordance with Section 1.2 will, subject to receipt of the Public Stockholder Approval, have been duly authorized and, when delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable.

Section 3.8 Brokers.  No agent, broker, investment banker or firm or other person acting on behalf of RCS Capital or any of its Affiliates or under the authority of RCS Capital or any of its Affiliates is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

Section 3.9 Vote Required.  The affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of RCS Capital’s Class A Common Stock, par value $0.001 per share, and Class B common stock, par value $0.001 per share, voting together as a single class, to approve the issuance of Public Common Stock in connection with the transactions contemplated hereby (the “Public Stockholder Approval”) is the only vote of the holders of any class or series of shares of capital stock of RCS Capital necessary to adopt this Agreement and approve the transactions contemplated hereby.

ARTICLE IV

COVENANTS

Section 4.1 Fulfillment of Obligations.  Prior to the Closing, each Party shall take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each of the conditions to the obligations of the other Party contained in this Agreement, and shall refrain from taking or failing to take any action that would reasonably be expected to result in the nonfulfillment of any such condition or the breach of any representation, warranty, covenant or agreement continued herein or in any of the other Transaction Documents. RCAP Holdings shall furnish such further information, execute and deliver such other documents, and do such other acts and things as RCS Capital may reasonably request from time to time from the date of this Agreement and from and after the Closing, for the purpose of carrying out the intent of this Agreement and the transactions contemplated hereby.

Section 4.2 Notices, Consents and Approvals.  Subject to the terms and conditions hereof, each Party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with the other Party in connection with the foregoing, including using its reasonable best efforts to (a) deliver all notices and obtain all Consents required to be obtained by it to lawfully consummate the transactions contemplated by this Agreement (provided that the Parties shall not deliver any notice in respect of or seek to obtain any Consent prior to the Announcement), (b) prevent the entry, enactment or promulgation of any threatened or pending Order that would adversely affect the ability of the Parties to consummate the transactions contemplated hereby, and (c) lift or rescind any Order adversely affecting the ability of any of the Parties to consummate the transactions contemplated hereby. RCS Capital shall, through the Board of Directors of RCS Capital, recommend to its stockholders that they give the Public Stockholder Approval, and shall solicit and use its reasonable best efforts to obtain the Public Stockholder Approval.

Section 4.3 Conduct of Business.  Except as may be otherwise expressly contemplated by this Agreement or required by Applicable Law, or as RCS Capital may otherwise consent to in writing, from the date of this Agreement until the Closing, RCAP Holdings shall cause First Allied and each of its Subsidiaries to:

(a) conduct the Business only in the ordinary course of business;

(b) use their reasonable best efforts to (i) preserve the present business operations, organization (including officers and employees) and goodwill of the Business, and (ii) preserve the present relationships with Persons having business dealings with First Allied and each of its Subsidiaries;

(c) maintain (i) all the material Assets of First Allied and each of its Subsidiaries in their good condition, ordinary wear and tear excepted, and (ii) insurance upon the Assets and operations of First Allied and each of its Subsidiaries in such amounts, scope and coverage as are comparable to that in effect on the date of this Agreement;

(d) (i) maintain the books, accounts and records of the Business in the ordinary course of business and (ii) continue to collect accounts receivable and pay accounts payable of the Business utilizing normal procedures in the ordinary course of business; and

(e) continue making capital expenditures in the ordinary course of business.

Section 4.4 Financial Statements; Post-Closing Access and Information.

(a) RCAP Holdings shall deliver to RCS Capital promptly after available copies of all monthly and quarterly financial statements relating to First Allied and its Subsidiaries that may be prepared by First Allied and its Subsidiaries during the period from the date of this Agreement to the Closing Date. RCAP Holdings shall prepare financial statements relating to First Allied and its Subsidiaries not less frequently than monthly and shall deliver them to RCS Capital within 30 days following the end of each month. All financial statements delivered pursuant to this section shall be in accordance with the Books and Records of First Allied and its Subsidiaries, shall show all expenses attributable to First Allied and its Subsidiaries, shall be prepared in accordance with GAAP applied on a consistent basis, and shall fairly present the financial position and results of operations of First Allied and its Subsidiaries as at the dates and for the periods indicated. RCAP Holdings promptly shall furnish to RCS Capital any other information concerning the financial and operating condition of First Allied and its Subsidiaries that RCS Capital from time to time may reasonably request.

(b) RCAP Holdings shall cooperate with RCS Capital in a timely manner as reasonably requested by RCS Capital in connection with (a) RCS Capital’s preparation of historical financial statements and pro forma financial information relating to the Business as required by Regulation S-X under the Securities Act, and (b) the timely filing of any other necessary financial statements and pro forma financial information with the SEC under the Securities Act or the Exchange Act and for any securities offerings by RCS Capital or its Affiliates for which such financial information is reasonably necessary or advisable, in each case including (i) permitting RCS Capital to use any audited or unaudited financial statements of First Allied and its Subsidiaries available, (ii) facilitating the delivery from First Allied’s or RCS Capital’s independent public accountants, as applicable, of relevant comfort letters necessary or advisable in connection with the foregoing, (iii) facilitating the delivery from First Allied’s independent public accountants of relevant consent letters necessary in connection with the foregoing and (iv) if any requested financial statements are not available, assisting RCS Capital in the preparation of such financial statements.

(c) For a period of 6 years commencing on the Closing Date, RCS Capital shall cause First Allied to retain all books, records and other documents pertaining to the business of First Allied and its Subsidiaries in existence on the Closing Date, and shall make available to RCAP Holdings and its Representatives, at the expense of RCAP Holdings, copies of those books, records and documents that relate to the period of time prior to the Closing Date and are reasonably necessary or desirable (i) for the purpose of preparing any financial statement or Tax Return, (ii) for the purpose of preparing for or defending any tax-related examination of RCAP Holdings by any Governmental Entity or Self-Regulatory Organization or investigating, defending or preparing to defend any action brought or matter being investigated by any Governmental Entity or Self-Regulatory Organization, or (iii) in connection with any Action involving RCAP Holdings following the Closing that relates to First Allied or any of its Subsidiaries or the Business. As a condition to RCS Capital’s obligation to provide copies of such books, records and documents, RCAP Holdings and its applicable Representative shall execute and deliver a confidentiality and non-use agreement in form and substance reasonably acceptable to RCS Capital.

Section 4.5 Supplemental Information; Notification of Certain Matters.

(a) RCAP Holding shall, reasonably promptly from time to time prior to the Closing, by notice in accordance with the terms of this Agreement, supplement or amend the RCAP Holdings Disclosure Schedules, including one or more supplements or amendments regarding any matter which may constitute a breach of any representation, warranty, covenant or agreement contained herein or with respect to any matter which arises after the date of this Agreement that would be required to be disclosed with respect to any representation and warranty contained herein made as of such later date; provided, however, that no such supplement or amendment shall constitute an amendment of or supplement to the RCAP Holdings Disclosure Schedules or be deemed to have cured a breach of any of the representations, warranties, covenants or agreements of RCAP Holdings contained herein.

(b) From the date of this Agreement until the Closing, each Party shall promptly notify the other Parties of (i) any Action in connection with the transactions contemplated by this Agreement commenced or, to the knowledge of such Party, threatened against such Party, (ii) the occurrence or non-occurrence of any fact or event which would be reasonably likely to cause any condition to such Party’s obligation to consummate the transactions contemplated hereby set forth in Article V not to be satisfied, (iii) any change, event or circumstance that would reasonably be expected to have a material adverse effect on such Party or on its ability to consummate the transactions contemplated hereby in a timely manner, (iv) any written notice or other written communication received by such Party from any Person from whom the Consent of such Person is required as a condition of a Party’s obligation to consummate the transactions contemplated hereby, and (vi) any written notice or other written communication from any Governmental Entity or Self-Regulatory Organization in connection with the transactions contemplated hereby; provided, however, that no such notification shall constitute an amendment of or supplement to the RCAP Holdings Disclosure Schedules or be deemed to alter or limit the ability of any Party to rely on the conditions to such Party’s obligation to consummate the transactions contemplated hereby.

Section 4.6 Public Announcements.  Prior to the Closing, neither RCS Capital, on the one hand, nor RCAP Holdings, First Allied nor any of its Subsidiaries, on the other hand, nor any of their respective Affiliates or Representatives, shall issue any press release or make any public announcement with respect to the transactions contemplated by this Agreement, without the prior written approval of the other, except as may be required by Applicable Law, court process or any securities exchange.

Section 4.7 Certain Post-Closing Filings.  Following the Closing, RCS Capital shall cause (a) each of the Adviser Subsidiaries promptly to amend its Form ADV, and (b) each of the BD Subsidiaries to amend its Form BD and, in each case, to file such amendment with the SEC and any applicable Governmental Entity, for the purpose of disclosing, inter alia, information regarding the change in control of such Adviser Subsidiaries or BD Subsidiaries, as applicable, and any change in personnel following the Closing. RCS Capital shall make all necessary filings relating to the consummation of the transactions contemplated hereby that may be required to be made by First Allied and each of the Subsidiaries following the Closing.

Section 4.8 Expenses.  Except as expressly provided in this Agreement, each Party shall bear its own costs, fees and expenses, including attorney, investment banker, broker, accountant and other representative and consultant fees, incurred in connection with the execution and negotiation of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.9 Exclusivity.

(a) RCAP Holdings shall not, nor shall it permit First Allied or any of its Subsidiaries or any of their Affiliates or Representatives to, directly or indirectly, (i) discuss, encourage, negotiate, undertake, initiate, authorize, recommend, propose or enter into, either as the proposed surviving, merged, acquiring or acquired corporation, any transaction involving a merger, consolidation, business combination, purchase or disposition directly or indirectly involving the Business or any material portion of the assets of First Allied or any of its Subsidiaries or any capital stock of First Allied or any of its Subsidiaries other than the transactions contemplated by this Agreement (an “Acquisition Transaction”), (ii) facilitate, encourage, solicit or initiate discussions, negotiations or submissions of proposals or offers in respect of an Acquisition Transaction, (iii) furnish, or cause to be furnished, to any Person any information concerning the Business in connection with an Acquisition Transaction, or (iv) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek any of the foregoing.

(b) RCAP Holdings shall notify RCS Capital orally and in writing promptly (but in no event later than two Business Days) after receipt by RCAP Holdings, First Allied, any of First Allied’s Subsidiaries, or any of their respective Affiliates or Representatives of any proposal, offer or other communication from any Person (other than RCS Capital) concerning an Acquisition Transaction or any request for non-public information in connection with an Acquisition Transaction relating to the Business or for access to the properties, books or records of First Allied or any of its Subsidiaries by any Person (other than RCS Capital). Such notice shall indicate the identity of the Person making the proposal or offer, or intending to make a proposal or offer or requesting non-public information or access to the Books and Records of First Allied or its Subsidiaries, the material terms of any such proposal or offer and copies of any written proposals or offers or amendments or supplements thereto.

(c) RCAP Holdings shall, and shall cause First Allied and its Subsidiaries and its and their respective Affiliates and Representatives to, immediately cease and cause to be terminated any existing discussions or negotiations with any Persons (other RCS Capital) conducted heretofore with respect to any Acquisition Transaction. RCAP Holdings shall not, and shall cause First Allied and its Subsidiaries not to, release any third party from the confidentiality and standstill provisions of any agreement to which RCAP Holdings, First Allied or any Subsidiary thereof is a party.

Section 4.10 Minimum Cash on Hand.  As of the Closing Date, First Allied shall have such cash balances with respect to each of First Allied’s bank accounts as are at least sufficient to satisfy any then outstanding checks from such accounts.

ARTICLE V

CONDITIONS TO THE CLOSING

Section 5.1 Mutual Conditions.  The respective obligations of each Party to consummate the transactions contemplated hereby at the Closing is subject to the satisfaction (or waiver in writing by each Party) at or prior to Closing of the following conditions precedent:

(a) No Prohibition.  No third party Action shall have been instituted, or threatened or claimed in writing, that seeks to restrain or prohibit, or to obtain an amount of damages that is reasonably likely to be material with respect to, the consummation of the transactions contemplated hereby, and no Law or Order shall be in effect, or shall have been issued, enacted, entered, promulgated or enforced by a Governmental Entity, that restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby.

(b) Governmental Approvals; Terminations or Expirations of Waiting Periods.  All Governmental Approvals and Self-Regulatory Organization Approvals necessary to permit RCAP Holdings to perform the transactions contemplated hereby shall have been duly obtained, made or given, shall not be subject to the satisfaction of any condition that has not been satisfied or waived and shall be in full force and effect.

(c) Public Stockholder Approval.  The Public Stockholder Approval shall have been obtained.

Section 5.2 Conditions to RCS Capital’s Obligations.  RCS Capital’s obligation to consummate the transactions contemplated hereby at the Closing is subject to the satisfaction (or waiver in writing by RCS Capital) at or prior to Closing of the following additional conditions precedent:

(a) Representations and Warranties.  Each of the representations and warranties of RCAP Holdings contained in this Agreement that is not qualified by materiality shall be true and correct in all material respects in each case on the date hereof and as of the Closing Date as though made on and as of the Closing Date (or on and as of the date when made in the case of any representation or warranty which specifically relates to an earlier date). Each of the representations and warranties of RCAP Holdings that is qualified by materiality contained in this Agreement shall be true and correct in each case on the date hereof and as of the Closing Date as though made on and as of the Closing Date (or on and as of the date when made in the case of any representation or warranty which specifically relates to an earlier date).

(b) Covenants.  RCAP Holdings shall have duly performed and complied in all material respects with its covenants and agreements required to be performed or complied with by it hereunder on or prior to the Closing.

(c) Material Adverse Effect.  No Material Adverse Effect shall have occurred since December 31, 2013.

(d) Deliveries.  RCS Capital shall have received from RCAP Holdings the documents listed in Section 1.4(b).

Section 5.3 Conditions to RCAP Holdings’ Obligations.  RCAP Holdings’ obligation to consummate the transactions contemplated hereby at the Closing is subject to the satisfaction (or waiver in writing by RCAP Holdings) at or prior to Closing of the following additional conditions precedent:

(a) Representations and Warranties.  Each of the representations and warranties of RCS Capital contained in this Agreement that is not qualified by materiality shall be true and correct in all material respects in each case on the date hereof and as of the Closing Date as though made on and as of the Closing Date as though made on and as of the Closing Date (or on and as of the date when made in the case of any representation or warranty which specifically relates to an earlier date). Each of the representations and warranties of RCS Capital that is qualified by materiality contained in this Agreement shall be true and correct in each case on the date hereof and as of the Closing Date as though made on and as of the Closing Date (or on and as of the date when made in the case of any representation or warranty which specifically relates to an earlier date).

(b) Covenants.  RCS Capital shall have duly performed and complied in all material respects with its covenants and agreements required to be performed or complied with by it hereunder on or prior to the Closing.

(c) Deliveries.  RCAP Holdings shall have received from RCS Capital the documents listed in Section 1.4(a) and receipt of the shares of Public Common Stock to be issued in accordance with Section 1.2.

ARTICLE VI

TERMINATION

Section 6.1 Events of Termination.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned, at any time prior to the Closing:

(a) by mutual written consent of RCS Capital and RCAP Holdings;

(b) by RCS Capital, if (i) RCAP Holdings has breached or failed to comply with any of its representations, warranties, covenants or agreements contained in this Agreement, (ii) such breach, if capable of being cured, remains uncured for more than 15 days after RCS Capital shall have given notice to RCAP Holdings of such breach or failure to comply, and (iii) such breach or failure to comply renders one or more conditions set forth in Sections 5.1 or 5.2 not capable of being satisfied;

(c) by RCAP Holdings, if (i) RCS Capital has breached or failed to comply with any of its representations, warranties, covenants or agreements contained in this Agreement, (ii) such breach, if capable of being cured, remains uncured for more than 15 days after RCAP Holdings shall have given notice to RCS Capital of such breach or failure to comply, and (iii) such breach or failure to comply renders one or more conditions set forth in Sections 5.1 or 5.3 not capable of being satisfied;

(d) by RCS Capital, if any of the conditions set forth in Sections 5.1 or Section 5.2 shall not have been satisfied, complied with or performed (or waived in writing by RCS Capital) on or prior to December 31, 2014 (the “Termination Date”); provided, however, that if any of such conditions is not satisfied solely as a result of the breach or failure to comply by RCS Capital of its representations, warranties, covenants or agreements contained in this Agreement, then RCS Capital shall not have the right to terminate this Agreement pursuant to this Section 6.1(d);

(e) by RCAP Holdings, if any of the conditions set forth in Sections 5.1 or Section 5.3 shall not have been satisfied, complied with or performed (or waived in writing by RCAP Holdings) on or prior to the Termination Date; provided, however, that if any of such conditions is not satisfied as a result of the breach or failure to comply by RCAP Holdings of its representations, warranties, covenants or agreements contained in this Agreement, then RCAP Holdings shall not have the right to terminate this Agreement pursuant to this Section 6.1(e); or

(f) by RCS Capital or RCAP Holdings, if there shall be in effect a final nonappealable Order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby.

Section 6.2 Effect of Termination.  Termination of this Agreement pursuant to this Article VI shall terminate all liabilities and obligations of the Parties and there shall be no liability hereunder on the part of any Party, except that this Section 6.2 and Article VIII shall survive any termination of this Agreement. Notwithstanding the foregoing, the termination of this Agreement pursuant to this Article VI shall not relieve any Party of any liability for any inaccuracy or breach of any representation or warranty or any breach of any covenant or agreement hereunder prior to such termination and any Losses in connection therewith, and any such termination shall not be deemed to be a waiver of any available remedy therefor.

ARTICLE VII

INDEMNIFICATION

Section 7.1 Indemnification by RCAP Holdings.  RCAP Holdings shall indemnify and hold harmless RCS Capital, its Affiliates and all their respective shareholders, partners, members, other equity holders, directors, officers, employees, advisers, lenders, attorneys and other agents and Representatives and the successors and assigns of the foregoing persons (collectively, the “RCS Capital Indemnified Parties”), from and against, and shall pay or reimburse the RCS Capital Indemnified Parties for, any and all Liabilities and Actions (including judgments, amounts paid in settlement, costs of investigation, defense and enforcement of any rights and exercise of any remedies hereunder or under any Transaction Document, and reasonable attorney and other professional advisor and consulting fees and expenses incurred in connection with any of the same) (collectively, “Losses”) incurred or suffered by any of them to the extent arising out of, relating to, based upon, attributable to or resulting from:

(a) any inaccuracy, alleged inaccuracy, breach or alleged breach of any representation or warranty of RCAP Holdings contained in this Agreement or any certificate delivered by RCAP Holdings pursuant to this Agreement; or

(b) the breach, alleged breach, failure to perform or alleged failure to perform by RCAP Holdings of any covenant or agreement made by RCAP Holdings in this Agreement or any certificate delivered by RCAP Holdings pursuant to this Agreement.

Section 7.2 Indemnification by RCS Capital.  RCS Capital shall indemnify and hold harmless RCAP Holdings, its Affiliates and all of their respective shareholders, partners, members, other equity holders, directors, officers, employees, advisers, attorneys and other agents and Representatives and the successors and assigns of the foregoing persons (collectively, the “RCAP Holdings Indemnified Parties”), from and against any and all Losses incurred or suffered by any of them to the extent arising out of, relating to, based upon, attributable to or resulting from:

(a) any inaccuracy, alleged inaccuracy, breach or alleged breach of any representation or warranty of RCS Capital contained in this Agreement or any certificate delivered by RCS Capital pursuant to this Agreement;

(b) any breach, alleged breach, failure to perform or alleged failure to perform by RCS Capital of any covenant or agreement made by RCS Capital RCS Capital RCS Capital RCS Capital in this Agreement or any certificate delivered by RCS Capital pursuant to this Agreement; or

(c) the Assumption, including any Third Party Claims related thereto.

Section 7.3 Indemnification Procedure.

(a) If any RCS Capital Indemnified Party or RCAP Holdings Indemnified Party seeks indemnification under this Article VII (the “Indemnified Party”), it shall give prompt written notice to RCAP Holdings or RCS Capital, as applicable (the “Indemnifying Party”) of its claim (a “Claim Notice”) for indemnity, including the commencement of any Action by any third party in respect of which indemnity may be sought. The Claim Notice shall set out in reasonable detail the item of Loss to which such Indemnified Party claims indemnification hereunder, including, if available, a reasonable estimate of the amount of the Loss related thereto. The failure by an Indemnified Party to timely give such notice shall not release, waive or otherwise affect the Indemnifying Party’s obligations hereunder

(unless such notice is given after the expiration of the survival period for such claim set forth in Section 7.5), except to the extent the Indemnifying Party can demonstrate actual prejudice as a result of such failure.

(b) If the Indemnifying Party shall object to the indemnification of an Indemnified Party in respect of any claim or claims specified in any Claim Notice (other than any Third Party Claim), then the Indemnifying Party shall, within 30 days after receipt by the Indemnifying Party of such Claim Notice, deliver to the Indemnified Party a notice to such effect, specifying in reasonable detail the basis for such objection, and the Indemnifying Party and the Indemnified Party shall, within the 45-day period beginning on the date of receipt by the Indemnified Party of such objection, attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims to which the Indemnifying Party shall have so objected. If the Indemnified Party and the Indemnifying Party shall succeed in reaching agreement on their respective rights with respect to any of such claims, the Indemnified Party and the Indemnifying Party shall promptly prepare and sign a memorandum setting forth such agreement. Should the Indemnified Party and the Indemnifying Party be unable to agree as to any particular item or items or amount or amounts within such time period, then the Indemnified Party shall be permitted to submit such dispute in accordance with the provisions as set forth in Section 9.9.

(c) Notwithstanding the foregoing, this Section 7.3 shall not apply to any claim for Tax Indemnification.

Section 7.4 Third Party Claims.

(a) If a claim by a third party is made against any Indemnified Party with respect to which the Indemnified Party intends to seek indemnification hereunder for any Loss under this Article VII (a “Third Party Claim”), then the Indemnified Party shall promptly after receiving notice thereof provide a Claim Notice to the Indemnifying Party in respect of such claim. The failure by an Indemnified Party to promptly give such notice shall not release, waive or otherwise affect the Indemnifying Party’s obligations with respect thereto (unless such notice is given after the expiration of the survival period for such claim set forth in Section 7.5) except to the extent the Indemnifying Party can demonstrate prejudice as a result of such failure. The Indemnifying Party shall have the right, but not the obligation, at its sole cost and expense, subject to the provisions of this Section 7.4, to defend against, conduct and control any Action with respect to the Third Party Claim, through counsel of its own choice reasonably satisfactory to the Indemnified Party, unless the nature of the Third Party Claim creates an ethical conflict or otherwise makes it inadvisable in the good faith determination of the Indemnified Party for the same counsel to represent the Indemnified Party and the Indemnifying Party. If the Indemnifying Party has elected to defend against, conduct and control any Third Party Claim, then it shall within ten Business Days of the Indemnified Party’s notice of such Third Party Claim (or sooner, if the nature of the Third Party Claim so requires) notify the Indemnified Party of its intent to do so and acknowledge that the claims made in the Third Party Claim are within the scope of and subject to indemnification hereunder. If the Indemnifying Party elects not to defend against, conduct and control any such Third Party Claim or fails to notify the Indemnified Party of its election as herein provided, then the Indemnified Party may defend against, conduct and control such Third Party Claim. If the Indemnifying Party shall so assume the defense of any Third Party Claim, then the Indemnifying Party shall keep the Indemnified Party reasonably apprised of the status of the Third Party Claim and shall furnish the Indemnified Party with such documents and information filed or delivered in connection with such claim, liability or expense as the Indemnified Party may reasonably request, and may compromise or settle such Third Party Claim; provided, however, that the Indemnifying Party shall give the Indemnified Party reasonable advance notice of any proposed compromise or settlement. No Indemnified Party or Indemnifying Party may compromise or settle any Third Party Claim for which it is seeking indemnification hereunder without the written consent of the Indemnifying Party or Indemnified Party, as the case may be, which consent shall not be unreasonably withheld, conditioned or delayed (it being understood and agreed that the Indemnified Party may withhold its consent if any of the terms of the compromise or settlement involves injunctive or other non-monetary relief or the admission of any culpable behavior). If the Indemnifying Party shall assume the defense of any Third Party Claim as provided herein, the Indemnifying Party shall conduct the claim diligently and permit the Indemnified Party to participate in, but not control, the defense of any such action or suit through counsel chosen by the Indemnified Party; provided further, however, that the fees and expenses of such counsel shall be borne and promptly paid by the Indemnified Party; provided further, however, that such Indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the Indemnifying Party if in the opinion of counsel to the Indemnified Party a conflict exists between the Indemnified Party and the Indemnifying Party and the waiver of any such conflict of interest by the Indemnified Party would materially and adversely affect the Indemnified Party in the written opinion of such counsel; provided further, however, that until such time as the Indemnifying Party has delivered a notice of intent to defend a Third Party Claim to the Indemnified Party, the Indemnified Party shall undertake the defense of such claim, liability or expense and the Indemnifying Party shall promptly reimburse the Indemnified Party for the reasonable expenses of defending such Third Party Claim. The Indemnifying Party may not assume the defense of any Third Party Claim if (i) such claim involves any allegation of criminal conduct or breach of fiduciary duty, (ii) such claim is subject to a liability cap pursuant to Section 7.5(c) and, in the reasonable judgment of the Indemnified Party, the estimated amount of likely damages in connection with such claim is greater than the unused portion of the applicable liability cap, (iii) there is a reasonable probability that such claim may materially and adversely affect the Indemnified Party other than a result of money damages or other money payments, or (iv) such claim involves injunctive relief; provided, however, that if such claim includes a request for injunctive or other non-monetary relief, the Indemnifying Party may assume the defense of such claim, provided that the Indemnifying Party and the Indemnified Party shall have joint control of the defense of the portion of such claim relating to the request for injunctive or other non monetary relief. If the Indemnifying Party elects not to control or conduct the defense or prosecution of a Third Party Claim, the Indemnifying Party nevertheless shall have the right to participate in the defense or prosecution of any Third Party Claim and, at its own expense, to employ counsel of its own choosing for such purpose.

(b) The Parties shall reasonably cooperate in the defense or prosecution of any Third Party Claim, with such cooperation to include (i) the retention and the provision of the Indemnified Party’s records and information that are reasonably relevant to such Third Party Claim, and (ii) the making available of employees on a mutually convenient basis for providing additional information and explanation of any material provided hereunder.

(c) Notwithstanding the foregoing, this Section 7.4 shall not apply to any claim for Tax Indemnification.

Section 7.5 Limitations; Mechanics.

(a) No claim may be made or suit instituted seeking indemnification pursuant to Section 7.1(a) or Section 7.2(a) unless a Claim Notice is provided by the Indemnified Party to the Indemnifying Party:

(i) at any time, in the case of any breach of the representations and warranties set forth in Sections 2.1 (Organization), 2.2 (Authority; Binding Effect), 2.4 (Capitalization of First Allied; Subsidiaries), 2.7(b) (Indebtedness), 2.21 (Affiliate Transactions), 2.22 (Brokers), 3.1 (Organization), 3.2 (Authorization of Agreement), or 3.8 (Brokers) of the Agreement (collectively, the “Fundamental Representations”);

(ii) at any time prior to the 180th day after the expiration of the applicable statute of limitations (taking into account any tolling periods and other extensions), in the case of any breach or alleged breach of the Tax Representations or the representations and warranties set forth in Sections 2.15 (Environmental Matters) or 2.17 (Employee Benefit and Compensation Plans) of the Agreement; and

(iii) at any time prior to the first anniversary of the Closing Date, in the case of any breach or alleged breach of any other representation and warranty.

(iv) The period for which a representation or warranty, covenant or agreement survives the Closing is referred to herein as the “Applicable Survival Period.” In the event notice of claim for indemnification under Article VII or Article VIII is given within the Applicable Survival Period, the representation or warranty, covenant or agreement that is the subject of such indemnification claim shall survive with respect to such claim only until such claim is finally resolved.

(b) Neither RCS Capital nor RCAP Holdings, as the case may be, shall be liable for claims for indemnification pursuant to Section 7.1(a) or Section 7.2(a), as the case may be, unless and until the aggregate amount of Losses claimed by RCS Capital Indemnified Parties or the RCAP Holdings Indemnified Parties pursuant to Section 7.1(a) or Section 7.2(a), as the case may be, equals or exceeds $1,000,000 (the “Deductible”), and then the other Party shall be entitled to indemnification pursuant to Sections 7.1(a) or Section 7.2(a), as the case may be, for any amounts in excess of the Deductible. The total indemnification obligations of RCS Capital, on the one hand, or RCAP Holdings, on the other hand, for claims for indemnification pursuant to Section 7.1(a) or Section 7.2(a), as the case may be, shall not exceed $15,500,000 in the aggregate. Notwithstanding the foregoing provisions of this Section 7.5(b), the limitations set forth in this Section 7.5(b) shall not apply to Losses incurred by any Indemnified Party arising out of, relating to, based upon, attributable to or resulting from any breach of any of the Fundamental Representations or any claim for Tax Indemnification.

(c) For purposes of determining whether there has been any breach of any representation, warranty, covenant or agreement and calculating Losses hereunder, each representation, warranty, covenant and agreement contained in this Agreement shall be read without regard and without giving effect to any materiality, Material Adverse Effect, dollar threshold, knowledge qualification or other similar qualification contained in such representation, warranty or covenant or agreement.

(d) The maximum aggregate liability of RCAP Holdings for Losses in connection with or arising from any breach of any of the Fundamental Representations or any claim for Tax Indemnification shall be Aggregate Consideration Amount.

(e) Notwithstanding anything in this Agreement to the contrary, any Tax benefits realized by a RCS Capital Indemnified Party arising from the facts or circumstances giving rise to such Losses shall not be taken into account when calculating Losses incurred or suffered by such RCS Capital Indemnified Party for purposes of this Agreement.

(f) Each Party seeking indemnification hereunder shall take and shall cause their Affiliates to take all steps available to mitigate any Loss upon becoming aware of any event which could or does give rise to thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the Loss, to the extent such Loss would otherwise be indemnifiable under this Agreement.

(g) In calculating the amount of any Loss for which an Indemnifying Party may be liable hereunder, the proceeds actually received by the Indemnified Party or any of its Affiliates under any insurance policy or pursuant to any claim, recovery, settlement or payment by or against any other Person, net of any actual costs and expenses incurred in connection with securing or obtaining such proceeds, shall be deducted. If (i) an Indemnified Party recovers an amount from an insurer or other Person in respect of a Loss after the full amount of such Loss has been paid by an Indemnifying Party, and (ii) there are not other outstanding Losses owed to or claimed by such Indemnified Party, then the Indemnified Party shall promptly remit to the Indemnifying Party the excess (if any) of (x) the amount paid by the Indemnifying Party in respect of the Loss referred to in clause (i) above, plus the amount received from the third party in respect thereof, less (x) the full amount of the Loss referred to in clause (i) above. Without limiting the generality or effect of any other provision hereof, each Indemnified Party and Indemnifying Party shall cooperate in the prosecution of such claims or amounts from any other Person in connection with making a claim under this Article VII or Article VIII.

(h) Notwithstanding anything in this Agreement to the contrary, no Indemnifying Party hereunder shall be liable to any Indemnified Party for any speculative or remote damages.

Section 7.6 Exclusive Remedy.  After the Closing, indemnification pursuant to the provisions of this Article VII and Article VIII shall be the sole and exclusive remedy for the Parties for any inaccuracy or breach of any representation or warranty or any breach or failure to perform of any covenant or other agreement or provision contained in this Agreement or in any certificate delivered pursuant hereto, except for claims in connection with fraud. Nothing contained in this Agreement shall (i) limit any RCS Capital Indemnified Party’s right to seek and obtain any equitable, injunctive or similar relief to which any RCS Capital Indemnified Party may be entitled or (ii) limit any RCS Capital Indemnified Party’s remedies with respect to matters relating to any agreement other than this Agreement.

ARTICLE VIII

TAX MATTERS

Section 8.1 Tax Indemnification.

(a) From and after the Closing, RCAP Holdings shall indemnify and hold harmless the RCS Capital Indemnified Parties, from and against, and shall pay or reimburse the RCS Capital Indemnified Parties for, any and all Losses incurred or suffered by any of them to the extent arising out of, relating to, based upon, attributable to or resulting from: (i) any Taxes (or the non-payment thereof) of the Company Group for any Pre-Closing Tax Period, (ii) the breach or inaccuracy of any Tax Representations, (iii) the breach or failure by the Company Group to perform any covenant or obligation of the Company Group contained in this Article VIII, and (iv) Transfer Taxes (together, the “Tax Indemnification”).

(b) All Losses (including any Taxes) for which RCAP Holdings is liable and all amounts with respect to Taxes that RCAP Holdings is required to pay or bear pursuant to this Article VIII shall be paid to RCS Capital.

Section 8.2 Transfer Taxes.  All federal, estate, local, foreign and other stamp, transfer, documentary, sales and use, value added, registration and other such taxes and fees (including any penalties and interest) applicable to, imposed upon or arising out of the transactions contemplated by this Agreement (collectively, the “Transfer Taxes”) and any third party expenses incurred in the filing of all related and necessary Tax Returns shall be borne one-half by RCAP Holdings and one-half by RCS Capital.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Entire Agreement.  This Agreement, the Schedules and Exhibits to this Agreement and the other Transaction Documents, contain the entire agreement among the Parties with respect to the transactions contemplated hereby and thereby and supersede all prior agreements or understandings among the parties with respect to the subject matter hereof and thereof. In the event of any inconsistency between the statement in the body of this Agreement and those in the Exhibits to this Agreement, the statements in the body of this Agreement will control.

Section 9.2 Descriptive Headings; Joint Drafting.  Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. A reference to a party to this Agreement or any other agreement or document shall include such party’s successors and permitted assigns. The Parties are each represented by legal counsel and have participated jointly in the negotiation and drafting of this Agreement and the other Transaction Documents. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

Section 9.3 Notices.  All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this Agreement (each, a “Notice”) shall be in writing and shall be (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by facsimile transmission (provided, however, that the original copy thereof also is sent by one of the other means specified above in this Section 9.3 ):

If to RCAP Holdings, to:

RCAP Holdings, LLC
405 Park Avenue, 15th Floor
New York, NY 10022
Facsimile No.: (212) 421-5799
Attention: Legal Department

with a copy to (which will not constitute notice to RCAP Holdings):

Proskauer Rose LLP
Eleven Times Square
New York, NY 10036
Fax: (212) 969-2900
Attention: Peter M. Fass
          James P. Gerkis

If to RCS Capital, to:

RCS Capital Corporation
405 Park Avenue, 15th Floor
New York, NY 10022
Facsimile No.: (212) 421-5799
Attention: Legal Department

with a copy to (which will not constitute notice to RCS Capital):

Proskauer Rose LLP
Eleven Times Square
New York, NY 10036
Fax: (212) 969-2900
Attention: Peter M. Fass
         James P. Gerkis

or to such other Person or address as any party shall specify by Notice in writing to the other parties in accordance with this Section 9.3. Each Notice shall be deemed effective and given upon actual receipt or refusal of receipt.

Section 9.4 Counterparts.  This Agreement may be executed with counterpart signature pages or in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart signature page or counterpart delivered by facsimile shall be deemed for all purposes as being an effective and valid execution and delivery of this Agreement by that party.

Section 9.5 Benefits of Agreement.  All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. This Agreement is for the sole benefit of the Parties to this Agreement and not for the benefit of any third party.

Section 9.6 Amendments and Waivers.  No amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure from the terms of this Agreement, shall be effective unless it is in writing and signed by the Parties. Any amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which it is given and shall not extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 9.7 Assignment; Parties in Interest.

(a) This Agreement and the rights and obligations under this Agreement shall not be assignable or transferable by any party to this Agreement or any other Transaction Document without the prior written consent of the other party thereto; provided, however, that RCS Capital may assign all or any of its rights under this Agreement or any other Transaction Document to any Affiliate or Subsidiary of RCS Capital; provided further, however, that no such assignment shall relieve RCS Capital of any of its obligations under this Agreement or the other Transaction Documents.

(b) Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, interests, benefits or other remedies of any nature under or by reason of this Agreement. None of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties and their respective successors and assigns, if any.

Section 9.8 Enforceability.  It is the desire and intent of the parties to this Agreement that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, the provision shall be deemed amended to delete therefrom the portion adjudicated to be invalid or unenforceable, with the deletion to apply only with respect to the operation of the provision in the particular jurisdiction in which the adjudication is made.

Section 9.9 GOVERNING LAW; JURISDICTION; WAIVER OF JURY.  THIS AGREEMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT), SHALL BE CONSTRUED, PERFORMED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THE DELAWARE COURT OF CHANCERY SHALL HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL DISPUTES, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURT; PROVIDED, HOWEVER, THAT IF THE DELAWARE COURT OF CHANCERY DETERMINES THAT IT DOES NOT HAVE JURISDICTION, THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL COURTS LOCATED WITHIN THE STATE OF DELAWARE. EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (III) ANY LITIGATION OR OTHER PROCEEDING COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, AND AGREES TO CAUSE ITS SUBSIDIARIES TO WAIVE, ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.10 Specific Performance.  Each of the Parties acknowledges and agrees that the other parties would be damaged irreparably in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, notwithstanding any other provision of this Agreement, each of the Parties agrees that, without posting bond or any other undertaking, the other Party will be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof (including the obligation of the parties to close the transactions contemplated by this Agreement) in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity. Each Party further agrees that, in the event of any action for specific performance in respect of such breach or violation, it will not assert the defense that a remedy at law would be an adequate remedy.

Section 9.11 Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Party, upon any breach, default or noncompliance by any other Party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any Consent of any kind or character on any Party’s part of any breach, default or noncompliance under this Agreement, or any waiver on such Party’s part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or otherwise afforded to any Party, shall be cumulative and not alternative.

Section 9.12 Attorneys’ Fees.  If any Party hereto initiates any legal action arising out of or in connection with the Transaction Documents, the prevailing Party shall be entitled to recover from the other Party all reasonable attorneys’ fees, expert witness fees and expenses incurred by the prevailing Party in connection therewith.

Section 9.13 Independent Significance.  The Parties intend that each representation, warranty, covenant and agreement contained herein shall have independent significance. If any Party has breached any representation, warranty, covenant or agreement contained herein in any respect, the fact that there exists another representation, warranty, covenant or agreement relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, covenant or agreement.

* * * * *

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first written above.

RCS CAPITAL CORPORATION

By:	/s/ William M. Kahane Name: William M. Kahane Title: Chief Executive Officer

RCAP HOLDINGS, LLC

By:	/s/ Nicholas S. Schorsch Name: Nicholas S. Schorsch Title: Manager

[Signature page to Contribution Agreement]

EXHIBIT A

Definitions

For purposes of this Agreement:

(i) “Action” means any action, claim, dispute, arbitration, audit, hearing, investigation, litigation, suit or other proceeding (whether civil, criminal, arbitral, administrative, or investigative) commenced, brought, conducted, or heard by or before any Governmental Entity, any Self-Regulatory Organization or any referee, trustee, arbitrator or mediator.

(ii) “Advisory Contract” means any investment advisory, sub-advisory, investment management, trust or similar agreement with any Client to which First Allied or any of its Subsidiaries is a party as of the date of this Agreement.

(iii) “Affiliate” means, with respect to any Person, any other Person who directly or indirectly controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled,” “controlling,” “controlled by” and “under common control with” have meanings correlative thereto.

(iv) “Aggregate Consideration Amount” means $207,500,000.

(v) “Announcement” means the first public announcement of the transactions contemplated by this Agreement in accordance with Section 4.6.

(vi) “Applicable Law” means, with respect to any Person, any Law applicable to such Person or any of its Affiliates or any of their respective Assets, officers, directors or employees (in connection with such officer’s, director’s or employee’s activities on behalf of such Person or any of its Affiliates).

(vii) “Applicable Privacy and Data Security Laws” means (i) all privacy, security, data protection, direct marketing, consumer protection and workplace privacy laws, rules and regulations of any applicable jurisdiction (including the United States and each state of the United States), and all then-current industry standards, guidelines and practices with respect to privacy, security, data protection, direct marketing, consumer protection and workplace privacy, including the collection, processing, storage, protection and disclosure of Personal Information, and (ii) the applicable data security and privacy policies of First Allied or its Subsidiaries.

(viii) “Assets” means all properties, assets and rights of every kind, nature and description whatsoever, whether tangible or intangible, real, personal or mixed, wherever located, (including accounts receivable, equipment, improvements, intellectual property, Contracts, real estate, claims and defenses).

(ix) “Assignment Requirements” means, with respect to any Advisory Contract, the consents and approvals required under Applicable Law, including the SEC’s interpretative guidance thereof, to effect, as applicable, (i) the assignment or continuation of such Advisory Contract in connection with the transactions contemplated hereby, and/or (ii) a change of control of the advisor, sub-advisor, investment manager, trustee or similar such party in connection with the transactions contemplated hereby.

(x) “Books and Records” means all books and records pertaining to First Allied or any of its Subsidiaries, of any and every kind, including Client and customer lists, Tax Returns and supporting workpapers and schedules (including accountants’ workpapers), referral sources, research and development reports, operating guides and manuals, financing and accounting records, programs, inventory lists, correspondence, emails, word and data storage systems, compact disks, compact disk lists, account ledgers, minute books, stock ledgers, articles of incorporation, by-laws, files, reports, plans, advertising materials, promotional materials, drawings and operating records, held or maintained by or on behalf of First Allied or its Subsidiaries.

(xi) “Broker-Dealer” means a “broker” or “dealer” (as defined in Sections 3(a)(4) and 3(a)(5) of the Exchange Act).

(xii) “Business” means the business and operations conducted by First Allied and its Subsidiaries as of the date of this Agreement and as of the Closing Date.

(xiii) “Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York, New York are required to be closed.

(xiv) “Change of Control Payments” means any payments that are required to be made by First Allied or any of its Subsidiaries pursuant to any Contract as a result of the execution of this Agreement or the consummation of any of the transactions contemplated hereby.

(xv) “Client” means, with respect to First Allied or any of its Subsidiaries, any Person for which First Allied or such Subsidiary (as applicable) acts as investment advisor, manager, sub-advisor, sub-manager or in another similar capacity pursuant to an Advisory Contract.

(xvi) “Code” means the United States Internal Revenue Code of 1986, as amended.

(xvii) “Company Group” means First Allied and its Subsidiaries.

(xviii) “Company Intellectual Property” means all Intellectual Property that is used or held for use in or necessary or material to the conduct of the Business.

(xix) “Consent” means any approval, consent, ratification, waiver, clearance or other authorization of, notice to or registration, qualification, designation, declaration or filing with any Person, including any authorization from a Governmental Entity or Self-Regulatory Organization.

(xx) “Contract” means any contract, indenture, note, bond, mortgage, instrument, lease, sublease, license, and any other agreement, commitment or legally binding obligation, whether written or oral, including each amendment, supplement, renewal or extension thereof or thereto.

(xxi) “Environmental Laws” means any Law relating to human health, safety, and any injury to, or the pollution or protection of, the environment.

(xxii) “Environmental Liabilities” means any claims (including for personal injury), judgments, suits, proceedings, damages (including punitive and consequential damages, property damage, and natural resources damages), obligations (including monitoring, investigatory, corrective or remedial obligations, pursuant to any Environmental Laws), losses, penalties, fines, liabilities, encumbrances, liens, violations, costs and expenses (including attorneys and consultants fees) of investigation, remediation or defense of any matter relating to human health, safety or the environment of whatever kind or nature by any Person (i) which are incurred as a result of (A) the existence or alleged existence of hazardous material in, on, over, under, at or emanating from any from any Leased Real Property, any of its past or present Subsidiaries or any of their respective predecessors-in-interest, (B) the actual or alleged offsite transportation, treatment, storage or disposal of hazardous materials generated by First Allied, any past or present Subsidiary or any of their respective predecessors-in-interest, or (C) the violation or alleged violation of any Environmental Law, or (ii) which arise under Environmental Laws.

(xxiii) “Exchange Act” means the United States Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended.

(xxiv) “Financial Advisor” means (i) Investment Advisers or persons who are supervised persons of, or persons associated with, an Investment Adviser (in each case as defined in the Investment Advisers Act); and (ii) Broker-Dealers (or associated persons thereof, as defined in the Exchange Act).

(xxv) “FINRA” means the Financial Industry Regulatory Authority.

(xxvi) “GAAP” means, at a given time, United States generally accepted accounting principles, consistently applied.

(xxvii) “Governmental Entity” means any foreign or U.S. federal, state, county, city or local legislative, administrative or regulatory authority, agency, court, body, or other governmental entity. For the avoidance of doubt, the SEC is a Governmental Entity.

(i) “Income Tax” means any federal, state, local or foreign Tax based on, measured by or with respect to income, net worth or capital, including any interest, penalty or addition thereto.

(xxviii) “Indebtedness” means, with respect to any Person, any of the following liabilities of such Person, whether secured (with or without limited recourse) or unsecured: (i) indebtedness of such Person for borrowed money, (ii) indebtedness evidenced by notes, debentures, bonds or other similar instruments, the payment for which such Person is responsible or liable, (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person, all purchase money obligations of such Person, all obligations of such Person under any title retention agreement and all obligations of such Person or any other Person secured by any Lien (other than Permitted Liens) on any property or asset of such Person (but excluding trade accounts payable and other accrued current liabilities arising in the ordinary course of business), (iv) all obligations of such Person under Leases required to be capitalized in accordance with GAAP and under synthetic or similar leases, (v) all obligations of such Person for the reimbursement of any obligor on any letter of credit, surety bond, banker’s acceptance or similar credit transaction, (vi) all obligations of such Person under interest rate, currency swap, other derivative or hedging transactions (valued at the termination value thereof), (vii) all obligations of such Person in respect of off-balance sheet agreements or transactions that are in the nature of, or in substitution for, financings, (viii) all unfunded pension obligations and other employee-related obligations similar to pension obligations and Change of Control Payments, (ix) the liquidation value, accrued and unpaid dividends and other monetary obligations in respect of any redeemable preferred stock of such Person, (x) all obligations of the type referred to in clauses (i) through (ix) of any other Person, the payment for which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations, and including liability by way of agreement to purchase products or securities, to provide funds for payment, to maintain working capital or other balance sheet conditions or otherwise to assure a creditor against loss, and (xi) all principal, accreted value, accrued and unpaid interest, prepayment and redemption premiums or penalties (if any), unpaid fees or expenses and other monetary obligations in respect of the obligations of the type referred to in clauses (i) through (x); provided, however, that Indebtedness of First Allied or any of its wholly owned Subsidiaries shall not include any of the foregoing or any intercompany payables, in each case to the extent owing to or in favor of First Allied or any of its wholly owned Subsidiaries.

(xxix) “Intellectual Property” means, anywhere in the world, all of the following: (i) patents, patent applications, utility models, foreign priority rights and invention registrations, together with continuations, continuations-in-part, extensions, provisionals, divisions, reissues, patent disclosures, inventions (whether or not patentable) and improvements thereto; (ii) registered and unregistered trademarks, service marks, logos, trade dress, trade names as well as all applications for registration; (iii) copyrights and design rights, whether registered or unregistered, and pending applications to register the same; (iv) Internet domain names and registrations thereof; (v) computer program instruction code, whether in human-readable source code form, machine-readable binary form, firmware, scripts, interpretive text, proprietary computer software (including source code), along with any technical, user or other documentation related thereto, and including any related data files or data objects, and all media on which any of the foregoing is recorded; (vi) mask works and registrations and applications for registration thereof; (vii) trade secrets, confidential or non-public technical or business information, know-how, methods, processes, formulae, data, customer or Client lists, business plans, specifications, plans, designs, drawings, operating manuals and guides; (viii) moral and economic rights of authors and inventors (however denominated), database rights; (ix) all rights to obtain renewals, reissues, reexaminations, continuations, continuations-in-part, divisions or other extensions of legal protections pertaining thereto; (x) all actions and rights to sue at law or in equity for past, present or future infringement or other impairment of any of the foregoing, including the right to receive all proceeds and damages therefrom; and (xi) any other intellectual property right recognized by Law in any jurisdiction.

(xxx) “Investment Adviser” means an “investment adviser” (as defined in Section 202(a)(11) of the Investment Advisers Act).

(xxxi) “Investment Advisers Act” means the United States Investment Advisers Act of 1940, as amended.

(xxxii) “Investment Company Act” means the United States Investment Company Act of 1940, as amended.

(xxxiii) “IPO Date” means June 10, 2013.

(xxxiv) “Knowledge” of a particular fact or matter by an individual means such individual is (i) actually aware of that fact or matter or (ii) deemed to be aware of that fact or matter where a prudent individual would reasonably be expected to be or become aware of that fact or matter based on such individual’s duties, responsibilities or activities to be performed in the course of his day-to-day activities.

(xxxv) “Knowledge of RCAP Holdings” means the Knowledge of Adam Antoniades, Joel Marks, Gregg Glaser, Nicholas S. Schorsch, William M. Kahane, Michael Weil, and James Tanaka.

(xxxvi) “Law” means any domestic or foreign, federal, provincial, state or local statute, law (including the common law), ordinance, rule, regulation, directive, Order, writ, injunction, judgment, administrative or judicial decision or interpretation, treaty, decree or other requirement of any Governmental Entity or any Self-Regulatory Organization.

(xxxvii) “Lease” means any lease, sublease, license agreement, concession agreement, occupancy agreement or other right of occupancy, written or oral, including all amendments thereof and supplements thereto.

(xxxviii) “Legend Purchase Agreement” means the Common Interest Purchase Agreement, dated as of October 29, 2012, between Waddell & Reed Financial, Inc. and First Allied.

(xxxix) “Liability” means any direct or indirect debt, indebtedness, obligation, liability, claim, suit, judgment, demand, loss, damage, deficiency, cost, expense, fee, fine, penalty, responsibility or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether secured or unsecured, whether choate or inchoate, whether fixed or unfixed, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due and regardless of when asserted), including liability for Taxes.

(xl) “Lien” means any security interest, lien (statutory or otherwise), pledge, levy, charge (including Tax charges), escrow, encumbrance, right of recovery, option, restriction, right of first refusal, conditional sale contract, title retention contract, easement, title defect, exception to title, encroachment, right of way, mortgage, hypothecation, Order or other encumbrance of any kind or security agreement or other similar agreement, arrangement, contract, commitment, understanding or obligation, whether written or oral.

(xli) “Material Adverse Effect” means any fact, event, circumstance or change that is or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the condition (financial or otherwise), Business, Assets (taken as a whole), Liabilities (taken as a whole) or results of operations of First Allied and its Subsidiaries, taken as a whole; or (ii) the ability of RCAP Holdings to perform any of its obligations hereunder; provided, however, in determining whether a “Material Adverse Effect” has occurred or would reasonably be likely to occur pursuant to clause (i) of this definition there shall be excluded any effects to the extent arising out of or relating to (A) general economic, political or capital or financial market conditions or general effects on the industry in which First Allied and the Subsidiaries operate (including as a result of an outbreak, escalation or worsening of hostilities or the declaration of a state of emergency or war, or the occurrence of any other calamity or crisis (including any act of terrorism) or any change in financial, political or economic conditions in the United States), (B) any amendment or proposed amendment after the date of this Agreement of any Law or GAAP or any change after the date of this Agreement in the manner in which any Law or GAAP is or may be enforced or interpreted, or (C) the announcement of this Agreement or of the transactions contemplated hereby; provided further, however, that clauses (A) and (B) shall not include, and thus the determination of “Material Adverse Effect” shall not exclude, such changes or effects to the extent that such changes or effects have a disproportionately negative effect on First Allied and its Subsidiaries, taken as a whole, as compared to other Persons in industry in which First Allied and its Subsidiaries operate.

(xlii) “NASD” means the National Association of Securities Dealers.

(xliii) “NYSE” means the New York Stock Exchange.

(xliv) “Order” means any decree, injunction, ruling, judgment, assessment, award, consent or other order of or entered by any Governmental Entity or any Self-Regulatory Organization.

(xlv) “Organizational Documents” means with respect to any particular entity, (i) if a corporation, the articles or certificate of incorporation and the by-laws, (ii) if a limited liability company, the articles or certificate of organization and limited liability company or operating agreement, (iii) if a partnership, the partnership agreement and any certificate of partnership, and (iv) if another type of Person, any other charter or similar document adopted or filed in connection with the creation, formation or organization of the person, (v) all equity holders’ agreements, voting agreements, voting trusts, joint venture agreements or other agreements or documents relating to the organization, management or operation of any Person or related to the duties, rights and obligations of the equity holders of any Person, and (vi) any amendment of or supplement to any of the foregoing.

(xlvi) “Person” or “person” means an individual, a partnership, a corporation, a joint venture, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity or Self-Regulatory Organization.

(xlvii) “Personal Information” means personally identifiable information of First Allied or its Subsidiaries, their employees, other personnel, agents, officers, directors, contractors, customers, potential and prospective customers, suppliers, and/or other persons, which information may include without limitation name, address, other contact information, financial account information, health or medical information, insurance information, social security number, tax ID number, driver’s license, mother’s maiden name, date of birth, password, PIN number, employee ID number, payroll records, salary information or other human resources records and information, personal identification number or code, other account information and/or account activity information, other information or data that can be used for identity theft (including that which is not personally identifiable) and other sensitive information regarding such Persons.

(xlviii) “Permits” means all filings, franchises, permits, approvals, certificates, licenses, authorizations and similar rights with or issued by a Governmental Entity or a Self-Regulatory Organization and held or used in connection with First Allied or its Subsidiaries, or required under any Law for the continued operation of the Business.

(xlix) “Permitted Liens” means (i) Liens that secure the obligations of First Allied and/or its Subsidiaries under the Specified Indebtedness, (ii) statutory liens for current real estate Taxes, special assessments or other governmental charges not yet due and payable, (iii) statutory Liens of landlords and mechanics’, materialmen’s, carriers’, workers’, repairers’ and similar statutory liens arising or incurred in the ordinary course of business that are not yet due and payable, (iv) zoning, entitlement, building and other land use regulations imposed by Governmental Entities having jurisdiction over any Leased Real Property which are not violated by the current use and operation of such Leased Real Property and do not adversely affect in any material respect the value or cost of operation of such Leased Real Property, (v) encumbrances of record (excluding any Lien that secures Indebtedness or that can be discharged by the payment of a liquidated amount prior to, at, or after the Closing Date) affecting title to but not adversely affecting in any material respect the value or cost of operation of, or the current occupancy or use of, any Leased Real Property, and (vi) clearing and settlement Liens on securities and other investment properties incurred in the ordinary course of clearing and settlement transactions in such securities and other investment properties and holding of legal title or other interests in securities or other investment properties by custodians or depositories in the ordinary course of business and which do not, in the aggregate, materially impair the ability of the members of First Allied and its Subsidiaries to conduct the Business.

(l) “Principal Market” means the principal securities exchange or securities market on which the Public Common Stock is then traded.

(li) “Private Fund” means a vehicle for collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) that is not registered or required to be registered with the SEC as an investment company under the Investment Company Act.

(ii) “Post-Closing Tax Period” means any Tax Period or portion thereof beginning after the Closing Date, including the portion of any Straddle Period beginning the day after the Closing Date.

(iii) “Pre-Closing Straddle Period” means the portion of any Straddle Period ending on the Closing Date.

(iv) “Pre-Closing Tax Period” means any Tax Period or portion thereof ending on or before the Closing Date, including the portion of any Straddle Period ending on the Closing Date.

(lii) “Public Fund” means each vehicle for collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) the interests in which are publicly offered and that is registered or required to be registered with the SEC as an investment company under the Investment Company Act, but only during the period with respect to which Firs Allied or any of its Subsidiaries acted or acts as the general partner, managing member, trustee, investment manager, investment adviser or in a similar capacity.

(liii) “RCAP Holdings Disclosure Schedules” means, collectively, the Schedules to applicable Sections in Article II.

(liv) “RCS Capital Disclosure Schedules” means, collectively, the Schedules to applicable Sections in Article III.

(lv) “Representative” means, with respect to any Person, its directors, officers, employees, attorneys, accountants, agents, consultants or other representatives.

(lvi) “Required SEC Filing” means (i) the proxy statement on Schedule 14A required to be filed pursuant to Regulation 14A of the Exchange Act to the extent that RCS Capital solicits proxies in connection with the Public Stockholder Approval or (ii) the information statement on Schedule 14C required to be filed pursuant to Regulation 14C of the Exchange Act to the extent that RCS Capital does not solicit proxies in connection with the Public Stockholder Approval.

(lvii) “SEC” means the United States Securities and Exchange Commission (including the staff thereof).

(lviii) “SEC Documents” means all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by RCS Capital since the IPO Date under the Securities Act or the Exchange Act (together with any exhibits and schedules thereto or incorporated by reference therein and other information incorporated therein).

(lix) “Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended.

(lx) “Self-Regulatory Organization” means FINRA or any other exchange, association, commission, board or agency that is charged with the supervision or regulation of brokers, dealers, securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies, or investment advisers or to the jurisdiction of which First Allied or any of its Subsidiaries or their respective businesses is otherwise subject.

(v) “Straddle Period” means any Tax Period beginning before the Closing Date and ending after the Closing Date.

(lxi) “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation or a limited liability company (with voting securities), a majority of the total voting power of securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors or managers thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company (without voting securities), partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to (A) have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses, or (B) control a limited liability company, partnership, association or other business entity if such Person or Persons shall be or possess a majority of the voting power of any general partner or board of managers of such limited liability company, partnership, association or other business entity.

(lxii) “Tax” and, with correlative meaning, “Taxes” means with respect to any Person (i) all federal, state, local, county, foreign and other taxes, assessments or other government charges, including any income, alternative or add-on minimum tax, estimated gross income, gross receipts, sales, use, ad valorem, value added, transfer, capital, stock, franchise, profits, license, registration, recording, documentary, intangibles, conveyancing, gains, withholding, payroll, employment, social security (or similar), unemployment, disability, excise, severance, stamp, occupation, premium, property (real and personal), environmental or windfall profit tax, custom duty or other tax, governmental fee or other like assessment, charge, or tax of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Entity responsible for the imposition of any such tax (domestic or foreign) whether such Tax is disputed or not, (ii) liability for the payment of any amounts of the type described in clause (i) above relating to any other Person as a result of being party to any agreement, including an agreement to indemnify such other Person, being a successor or transferee of such other Person, or being a member of the same affiliated, consolidated, combined, unitary or other group with such other Person, or (iii) liability for the payment of any amounts of the type described in clause (i) arising as a result of being (or ceasing to be) a member of any affiliated group as defined in Section 1504 of the Code, or any analogous combined, consolidated or unitary group defined under state, local or foreign income Tax Law (or being included (or required to be included) in any Tax Return relating thereto).

(lxiii) “Tax Law” means any Law relating to Taxes.

(vi) “Tax Period” or “Taxable Period” means any period prescribed by any Governmental Entity for which a Tax Return is required to be filed or a Tax is required to be paid.

(lxiv) “Tax Proceeding” means the examination of Tax Returns or any audit, administrative or judicial proceeding in respect of Taxes.

(lxv) “Tax Representations” means any of the representations and warranties contained in Section 2.13.

(lxvi) “Tax Return” means any report, return, declaration, claim for refund or other information or statement or schedule supplied or required to be supplied by First Allied or any of its Subsidiaries, relating to Taxes, including any schedules or attachments thereto and any amendments thereof.

(lxvii) “Transaction Documents” means this Agreement and all other agreements, instruments and certificates to which any of RCS Capital, RCAP Holdings, First Allied or any of its Subsidiaries is a party which is contemplated to be delivered at or prior to the Closing.

(lxviii) “VWAP” means, as of any date of determination, the volume-weighted average price of the Public Common Stock, calculated by dividing the aggregate value of the Public Common Stock traded on the Principal Market during regular hours (price per share multiplied by number of shares traded) by the total volume (number of shares) of the Public Common Stock traded on the Principal Market for such date.

Additional Defined Terms:

Each of the following terms is defined in the Section set forth opposite such term:

Acquisition Transaction	Section 4.9(a)
Adviser Subsidiaries	Section 2.11(a)
Agreement	Preamble
Applicable Survival Period	Section 7.5(a)(iv)
Assumption	Section 1.5
BD Subsidiaries	Section 2.10(a)
Benefit Plans	Section 2.17(a)
Claim Notice	Section 7.3(a)
Closing	Section 1.3
Closing Date	Section 1.3
COBRA	Section 2.17(h)
Company Contracts	Section 2.18(a)
Company Leases	Section 2.19(b)
Company Licenses	Section 2.14(b)
Company Permits	Section 2.9(b)
Contribution	Recitals
ERISA	Section 2.17(a)
ERISA Affiliate	Section 2.17(a)
Financial Statements	Section 2.6(a)
First Allied	Recitals
First Allied Common Stock	Section 2.4(a)
Form ADVs	Section 2.11(a)
Form BD	Section 2.10(b)
Fundamental Representation	Section 7.5(a)(i)
Government Approvals	Section 2.3(b)(i)
Indemnified Party	Section 7.3(a)
Indemnifying Party	Section 7.3(a)
Initial Negative Consent Notice	Section 4.2(c)
Latest Balance Sheet	Section 2.6(a)
Leased Real Property	Section 2.19(b)
Losses	Section 7.1
Notice	Section 9.3
Original Agreement	Recitals
Outstanding Shares	Recitals
Parties	Preamble
Party	Preamble
Personal Property Leases	Section 2.5(c)
Public Common Stock	Recitals
Public Stockholder Approval RCAP Holdings Indemnified Parties	Section 3.9 Section 7.2
RCAP Holdings	Preamble
RCS Capital	Preamble
RCS Capital Indemnified Parties	Section 7.1
Self-Regulatory Organization Approvals	Section 2.3(b)(i)
Specified Indebtedness	Section 2.7(b)
Tax Agreement	Section 2.13(i)
Tax Indemnification	Section 8.1(a)
Termination Date	Section 6.1(d)
Third Party Claim	Section 7.4(a)
Third Party Licenses	Section 2.14(b)
Transfer Taxes	Section 8.2

ANNEX B

January 28, 2014

Special Committee of the Board of Directors
RCS Capital Corporation
405 Park Avenue
New York, NY 10022

Ladies and Gentlemen:

You have advised us that, pursuant to a Contribution Agreement to be dated on or about January 28, 2014 (the “Agreement”), between RCS Capital Corporation, a Delaware corporation (the “Company”), and RCAP Holdings, LLC, a Delaware limited liability company (“RCAP Holdings”), RCAP Holdings will contribute to the Company all of the Outstanding Shares of First Allied Holdings Inc., a Delaware corporation (“First Allied”), in exchange for 11,591,000 shares of the Company’s Class A Common Stock (the “Transaction,” and the number of shares of the Company’s Class A Common Stock so exchanged, the “Consideration”). Although not stated in the draft of the Agreement that you provided to us, you have informed us that the Aggregate Consideration Amount is $213,500,000 and the VWAP is $18.42. The terms and conditions of the Transactions are set forth in more detail in the Agreement. Capitalized terms used but not defined herein shall have the same meanings as set forth in the Agreement.

You have asked us whether, in our opinion, the Consideration to be paid in the Transaction by the Company is fair to the Company from a financial point of view, as of the date hereof.

In arriving at our opinion, we have, among other things:

(i) reviewed the draft Agreement dated January 28, 2014;

(ii) reviewed with certain members of the senior management of the Company First Allied’s past and current business operations, future business prospects and potential synergies and EBITDA enhancements arising from the Transaction;

(iii) reviewed certain financial data and other information for First Allied, including historical financial statements and a financial forecast through 2018 provided by the Company;

(iv) reviewed publicly available business and financial information relating to selected publicly traded securities companies;

(v) compared the financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed to be relevant; and

(vi) performed such other financial studies, analyses and investigations, and considered such other factors, as we deemed appropriate.

In preparing our opinion, with your consent, we have not assumed any responsibility for independent verification of, and have not verified, any of the foregoing information. We have, with your consent, assumed and relied upon the accuracy and completeness, in all material respects, of all of the financial, accounting, legal, tax and other information provided to, discussed with or reviewed by us. We have not been requested to make, and have not made, an independent evaluation or appraisal of any assets or liabilities (contingent or otherwise) of First Allied or any of its affiliates, nor have we been furnished with any such evaluation or appraisal. Further, we have assumed, with your consent, that all of the information prepared by the management of the Company or First Allied provided to us for purposes of this opinion, including the financial projections for First Allied, was prepared on a reasonable basis reflecting the best currently available estimates and judgments of the management of the Company or First Allied, as the case may be, as to the

B-1

expected future financial performance of First Allied, and we express no opinion with respect to such forecasts or the assumptions upon which they are based. At your request, for purposes of this opinion, we have not reviewed, evaluated, analyzed or considered the impact or consequences of the assignment of the rights and obligations of RCAP Holdings under the Original Agreement and the other Transaction Documents to the Company, or the assumption by the Company of the rights and obligations of RCAP Holdings under the Original Agreement and the other Transaction Documents.

We have not undertaken any independent legal analysis of the Transaction, any related transactions, the Agreement or any legal or regulatory proceedings pending or threatened related to First Allied. We have not been asked to, and do not, express any opinion as to the after-tax consequences of the Transaction to the Company. No opinion, counsel or interpretation is intended regarding matters that require legal, regulatory, accounting, tax, executive compensation or other similar professional advice. It is assumed that such opinions, counsel, interpretations or advice have been or will be obtained from the appropriate professional advisers. We have also assumed that the executed Agreement will conform in all material respects to the draft Agreement reviewed by us, and that the Transaction will be consummated on the terms described in the draft Agreement without any material delay or waiver of any material terms or conditions by the Company. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or First Allied or on the expected benefits of the Transaction in any way meaningful to our analysis. The issuance of this opinion was approved by our Fairness Opinion committee.

Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Furthermore, we do not express any opinion as to the impact of the Transaction on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due.

Berkshire Capital Securities LLC, as part of its investment banking business, is regularly engaged in the business of providing financial advisory services in connection with mergers and acquisitions. Berkshire Capital did not act as financial advisor to the Company in the Transaction. We were engaged solely to render an opinion as to the fairness, from a financial point of view, of the consideration to be paid by the Company in the Transaction and will receive a fee for our services, no portion of which is contingent upon consummation of the Transaction. The Company has agreed to reimburse us for certain expenses, and to indemnify us against certain liabilities that may arise out of this assignment, including the rendering of this opinion.

This opinion is for the use and benefit of the Special Committee of the Board of Directors of the Company and is rendered to the Special Committee of the Board of Directors in connection with its consideration of the Transaction. Our opinion does not address the merits of the underlying decision by the Company to engage in the Transaction or the relative merits of the Transaction as compared to other business strategies that might be available to the Company. We express no opinion or recommendation as to whether the Company should proceed with the Transaction. This letter is not to be used for any other purpose, or reproduced, disseminated, quoted or referred to at any time or in any manner, in whole or in part, without our written consent.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be paid in the Transaction by the Company is fair from a financial point of view to the Company.

Very truly yours,

BERKSHIRE CAPITAL SECURITIES LLC

B-2

ANNEX C

THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
RCS CAPITAL CORPORATION

Pursuant to the provisions of §242 and §245 of the
General Corporation Law of the State of Delaware

FIRST:  The present name of the corporation is RCS Capital Corporation (the “Corporation”). The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was December 27, 2012, under the name 405 Holding Corporation. The date of the filing of the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was June 6, 2013. The date of the filing of the Second Amended and Restated Certificate of Incorporation was March 14, 2014.

SECOND:  The Third Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of § 242 and § 245 of the General Corporation Law of the State of Delaware.

THIRD:  The text of the Amended and Restated Certificate of Incorporation of this Corporation is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto.

FOURTH:  This Third Amended and Restated Certificate of Incorporation shall become effective upon the filing of this Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, RCS Capital Corporation has caused this Third Amended and Restated Certificate of Incorporation to be executed by the undersigned officer, thereunto duly authorized, this    day of March, 2014.

RCS CAPITAL CORPORATION

By:	Name: William M. Kahane Title: Chief Executive Officer and Director

EXHIBIT A

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
RCS CAPITAL CORPORATION

ARTICLE 1

Section 1.01. Name.  The name of the corporation is RCS Capital Corporation (the “Corporation”).

ARTICLE 2

Section 2.01. Address.  The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE 3

Section 3.01. Purpose.  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”).

ARTICLE 4

Section 4.01. Capitalization.  The total number of shares of stock that the Corporation shall have authority to issue is 300,000,000, consisting of (a) 100,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), (b) 100,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), and (c) 100,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”). Holders of capital stock of the Corporation do not have preemptive rights.

Section 4.02. Common Stock.

(a) Voting Rights.

(i) Each holder of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Class A Common Stock, as such, shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) or pursuant to Delaware Law.

(ii) Each holder of Class B Common Stock, as such, shall, on all matters on which stockholders generally are entitled to vote, be entitled to vote the greater of (A) four votes for each share of Class B Common Stock held of record by such holder and (B) such number of votes for each share of Class B Common Stock held of record by such holder as shall equal the quotient derived by dividing (1) the sum of (I) the aggregate number of votes entitled to be cast by all holders of all outstanding shares of Class A Common Stock, Preferred Stock and any other outstanding shares of capital stock of the Corporation, plus (II) one, by (2) the total number of outstanding shares of Class B Common Stock, with such quotient rounded up to the next highest number; provided, however, that, except as otherwise required by law, holders of Class B Common Stock, as such, shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated

Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) or pursuant to Delaware Law.

(iii) Except as otherwise required in this Third Amended and Restated Certificate of Incorporation or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of Preferred Stock).

(b) Dividends.  Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock and Class B Common Stock with respect to the payment of dividends, (i) dividends may be declared and paid on the Class A Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board of Directors of the Corporation (the “Board”) in its discretion shall determine; provided, however, that if dividends are declared that are payable in shares of Class A Common Stock or Class B Common Stock or in rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class A Common Stock or Class B Common Stock, dividends shall be declared that are payable at the same rate on Class A Common Stock or Class B Common Stock and the dividends payable in shares of Class A Common Stock or in rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class A Common Stock shall be payable to holders of Class A Common Stock, and the dividends payable in shares of Class B Common Stock or in rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class B Common Stock shall be payable to holders of Class B Common Stock, and (ii) dividends shall not be declared or paid on the Class B Common Stock (other than as aforesaid).

(c) Liquidation, Dissolution or Winding Up.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock shall be entitled to receive, on a pro rata basis, the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. The holders of shares of Class B Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

Section 4.03. Preferred Stock.  (a) The Board is hereby empowered to authorize by resolution or resolutions from time to time the issuance of one or more series of Preferred Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of authorized shares of any such class or series to the extent permitted by Delaware Law.

(b) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Third Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to such series).

Section 4.04. Changes in Common Stock.  If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, the outstanding shares of the Class B Common Stock shall be proportionately subdivided or combined, as the case may be. If the Corporation in any manner subdivides or combines the outstanding shares of Class B Common Stock, the outstanding shares of Class A Common Stock shall be proportionately subdivided or combined, as the case may be.

Section 4.05. Reorganization or Merger.  In the case of any reorganization, share exchange, consolidation, conversion or merger of the Corporation with or into another person in which shares of Class A Common Stock are converted into (or entitled to receive with respect thereto) shares of stock and/or other securities or property (including, without limitation, cash), each holder of a share of Class A Common Stock shall be entitled to receive with respect to each such share the same kind and amount of shares of stock and other securities and property (including, without limitation, cash). In the event that the holders of shares of Class A Common Stock are granted rights to elect to receive one of two or more alternative forms of consideration, the foregoing provision shall be deemed satisfied if holders of shares of Class A Common Stock are granted substantially identical election rights, as the case may be. In connection with any reorganization, share exchange, consolidation, conversion or merger of the Corporation with or into another person, the Corporation shall not adversely affect, alter, repeal, change or otherwise impair any of the powers, preferences, rights or privileges of the Class B Common Stock (whether directly, by the filing of a certificate of designations, powers, preferences, rights or privileges, by reorganization, share exchange, consolidation, conversion or merger or otherwise), including, without limitation (i) any of the voting rights of the holders of the Class B Common Stock, and (ii) the requisite vote or percentage required to approve or take any action described in this ARTICLE 4, in ARTICLE 11 or elsewhere in this Third Amended and Restated Certificate of Incorporation or described in the by-laws of the Corporation, without in each case the affirmative vote of the holders of a majority of the shares of Class B Common Stock, voting as a separate class.

ARTICLE 5

Section 5.01. By-laws.  In furtherance and not in limitation of the powers conferred by Delaware Law, the Board is expressly authorized to make, amend, alter, change, add to or repeal the by-laws of the Corporation without the assent or vote of the stockholders in any manner not inconsistent with Delaware Law or this Third Amended and Restated Certificate of Incorporation. Notwithstanding anything to the contrary contained in this Third Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to make, amend, alter, change, add to or repeal any provision of the by-laws of the Corporation.

ARTICLE 6

Section 6.01. Board of Directors.  (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board which shall consist of not less than three nor more than ten directors, the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the entire Board.

(b) Subject to the rights of the holders of any series of preferred stock to elect additional directors under specific circumstances, directors shall be elected by the affirmative vote of a majority of the voting power of the shares of stock of the Corporation entitled to vote generally in the election of directors which are present in person or by proxy at an annual meeting of stockholders at which a quorum is present. Each director shall hold office for a term of one (1) year, until the next annual meeting of stockholders, or (if longer) until a successor has been duly elected and qualified or until the earlier death, resignation or removal of such director. Directors may be elected to an unlimited number of successive terms. Directors need not be elected by written ballot unless the by-laws of the Corporation so provide. There shall be no cumulative voting in the election of directors.

(c) Vacancies on the Board resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director, and each director so elected shall hold office for a term that shall coincide with the term to which such director shall have been elected and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

(d) No director may be removed from office by the stockholders except with the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

(e) Notwithstanding the foregoing, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board pursuant to ARTICLE 4 applicable thereto, and such directors so elected shall not be subject to the provisions of this ARTICLE 6 unless otherwise provided therein.

ARTICLE 7

Section 7.01. Meetings of Stockholders.  Special meetings of the stockholders may be called by the Board, the Executive Committee of the Board or any other duly authorized committee of the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation and may not be called by any other person. Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of the resolution or resolutions adopted by the Board pursuant to ARTICLE 4 hereto, special meetings of holders of such Preferred Stock.

ARTICLE 8

Section 8.01. Limited Liability of Directors.  No director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under Delaware Law as the same exists or hereafter may be amended. Neither the amendment nor the repeal of this ARTICLE 8 shall eliminate or reduce the effect thereof in respect of any matter occurring, or any cause of action, suit or claim that, but for this ARTICLE 8, would accrue or arise, prior to such amendment or repeal.

ARTICLE 9

Section 9.01. Corporate Opportunities.  (a) In anticipation that the directors, officers and employees of RCAP Holdings, LLC, its subsidiaries and affiliates (collectively with RCAP Holdings, LLC, its subsidiaries and affiliates, “RCAP”) may serve as officers or directors of both RCAP and the Corporation and may engage in, and are permitted to have, investments or other business relationships, ventures, agreements or arrangements with entities engaged in, the same or similar activities or lines of business, and in recognition of (a) the benefits to be derived by the Corporation through the continued service of such officers and directors, and (b) the difficulties attendant to any officer or director, who desires and endeavors fully to satisfy his or her fiduciary duties, in determining the full scope of such duties in any particular situation, the provisions of this ARTICLE 9 are set forth to regulate, define and guide the conduct of certain affairs of the Corporation as they may involve such officers and directors, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.

(b) RCAP shall not have a duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation; and no officer or director of the Corporation who is a director, officer or employee of RCAP shall be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of any such activities. The Corporation hereby renounces any interest or expectancy in being offered an opportunity to participate in any such business or opportunity. If the officers and directors of RCAP acquire knowledge of a potential transaction or matter that may be a corporate opportunity for the Corporation, such officers and directors shall have no duty to communicate or offer such corporate opportunity to the Corporation and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of the fact that such corporate opportunity is not communicated or offered to the Corporation unless such corporate opportunity is offered to such person in his or her capacity as a director or officer of the Corporation.

(c) Any person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this ARTICLE 9.

(d) None of the alteration, amendment, change and repeal of any provision of this ARTICLE 9 nor the adoption of any provision of this Third Amended and Restated Certificate of Incorporation inconsistent with any provision of this ARTICLE 9 shall eliminate or reduce the effect of this ARTICLE 9 in respect of any matter occurring, or any cause of action, suit or claim that, but for this ARTICLE 9, would accrue or arise, prior to such alteration, amendment, change, repeal or adoption.

ARTICLE 10

Section 10.01. Severability.  If any provision or provisions of this Third Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Third Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Third Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Third Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Third Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE 11

Section 11.01. Amendment.  The Corporation reserves the right to amend this Third Amended and Restated Certificate of Incorporation in any manner permitted by Delaware Law and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in ARTICLES 4, 5, 6, 7, 8, 11 and 12 may not be repealed or amended in any respect, and no other provision may be adopted, amended or repealed which would have the effect of modifying or permitting the circumvention of the provisions set forth in ARTICLES 4, 5, 6, 7, 8, 11 and 12, unless such action is approved by consent of a majority of members of the Board then in office and the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

Section 11.02. Notwithstanding the foregoing or anything else in this Third Amended and Restated Certificate of Incorporation, (a) any amendment, waiver, alteration or repeal of any provision of, or addition to, this Third Amended and Restated Certificate of Incorporation or to the by-laws of the Corporation that would adversely affect, alter, repeal, change or otherwise impair any of the powers, preferences, rights or privileges of the Class B Common Stock (whether directly, by the filing of a certificate of designations, powers, preferences, rights or privileges, by a reorganization, share exchange, consolidation, conversion or merger or otherwise), including, without limitation (i) any of the voting rights of the holders of the Class B Common Stock, and (ii) the requisite vote or percentage required to approve or take any action described in this ARTICLE 11, in ARTICLE 4 or elsewhere in this Third Amended and Restated Certificate of Incorporation or described in the by-laws of the Corporation, also must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, and (b) the number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares of Class A Common Stock or Class B Common Stock) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

ARTICLE 12

Section 12.01. Forum Selection.  The Court of Chancery of the State of Delaware (the “Court of Chancery”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Corporation to the Corporation or the Corporation's stockholders, (c) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of Delaware Law, this Third Amended and Restated Certificate of Incorporation or the by-laws of the Corporation, or (d) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (a) through (d) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this ARTICLE 12 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this ARTICLE 12 (including, without limitation, each portion of any sentence of this ARTICLE 12 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

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ANNEX C-1

~~SECOND~~THIRD AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION OF
RCS CAPITAL CORPORATION

ARTICLE 1

Section 1.01. Name.  The name of the corporation is RCS Capital Corporation (the “Corporation”).

ARTICLE 2

Section 2.01. Address.  The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE 3

Section 3.01. Purpose.  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”).

ARTICLE 4

Section 4.01. Capitalization.  The total number of shares of stock that the Corporation shall have authority to issue is 300,000,000, consisting of (a) 100,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), (b) 100,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), and (c) 100,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”). Holders of capital stock of the Corporation do not have preemptive rights.

Section 4.02. Common Stock.

(a) Voting Rights.

(i) Each holder of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Class A Common Stock, as such, shall not be entitled to vote on any amendment to this ~~Second~~Third Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this ~~Second~~Third Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) or pursuant to Delaware Law.

(ii) Each holder of Class B Common Stock, as such, shall, on all matters on which stockholders generally are entitled to vote, be entitled to vote the greater of (A) four votes for each share of Class B Common Stock held of record by such holder and (B) such number of votes for each share of Class B Common Stock held of record by such holder as shall equal the quotient derived by dividing (1) the sum of (I) the aggregate number of votes entitled to be cast by all holders of all outstanding shares of Class A Common Stock, Preferred Stock and any other outstanding shares of capital stock of the Corporation, plus (II) one, by (2) the total number of outstanding shares of Class B Common Stock, with such quotient rounded up to the next highest number; provided, however, that, except as otherwise required by law, holders of Class B Common Stock, as such, shall not be entitled to vote on any amendment to this ~~Second~~Third Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this ~~Second~~Third Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to any series of Preferred Stock) or pursuant to Delaware Law.

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(iii) Except as otherwise required in this ~~Second~~Third Amended and Restated Certificate of Incorporation or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of Preferred Stock).

(b) Dividends.  Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock and Class B Common Stock with respect to the payment of dividends, (i) dividends may be declared and paid on the Class A Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board of Directors of the Corporation (the “Board”) in its discretion shall determine; provided, however, that if dividends are declared that are payable in shares of Class A Common Stock or Class B Common Stock or in rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class A Common Stock or Class B Common Stock, dividends shall be declared that are payable at the same rate on Class A Common Stock or Class B Common Stock and the dividends payable in shares of Class A Common Stock or in rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class A Common Stock shall be payable to holders of Class A Common Stock, and the dividends payable in shares of Class B Common Stock or in rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class B Common Stock shall be payable to holders of Class B Common Stock, and (ii) dividends shall not be declared or paid on the Class B Common Stock (other than as aforesaid).

(c) Liquidation, Dissolution or Winding Up.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock shall be entitled to receive, on a pro rata basis, the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. The holders of shares of Class B Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

~~(d) Retirement of Class B Common Stock~~. ~~No holder of Class B Common Stock may transfer shares of Class B Common Stock to any person unless such holder transfers a corresponding number of Class B Units of the Operating Subsidiaries to the same person in accordance with, and as defined in, the Amended and Restated Limited Liability Company Agreements of the Operating Subsidiaries, as such agreements may be amended from time to time in accordance with the terms thereof, a copy of which will be provided to any stockholder of the Corporation upon request therefor. If any outstanding share of Class B Common Stock ceases to be held by a holder of a Membership Interest, such share shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation and retired. As used in this Second Amended and Restated Certificate of Incorporation, (i) “Operating Subsidiaries” means Realty Capital Securities, LLC, RCS Advisory Services, LLC, and American National Stock Transfer, LLC, each Delaware limited liability companies, and their respective successors thereto, (ii) “Membership Interest” means, collectively, a membership interest in each of the Operating Subsidiaries, having the rights, preferences and privileges as set forth in the Amended and Restated Limited Liability Company Agreements of the Operating Subsidiaries, as the same may be amended or amended and restated from time to time in accordance with the terms thereof, and (ii) “person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture or other enterprise or entity.~~

Section 4.03. Preferred Stock.  (a) The Board is hereby empowered to authorize by resolution or resolutions from time to time the issuance of one or more series of Preferred Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of authorized shares of any such class or series to the extent permitted by Delaware Law.

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(b) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this ~~Second~~Third Amended and Restated Certificate of Incorporation (including, without limitation, any certificate of designations relating to such series).

Section 4.04. Changes in Common Stock.  If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, the outstanding shares of the Class B Common Stock shall be proportionately subdivided or combined, as the case may be. If the Corporation in any manner subdivides or combines the outstanding shares of Class B Common Stock, the outstanding shares of Class A Common Stock shall be proportionately subdivided or combined, as the case may be.

Section 4.05. Reorganization or Merger.  In the case of any reorganization, share exchange, consolidation, conversion or merger of the Corporation with or into another person in which shares of Class A Common Stock are converted into (or entitled to receive with respect thereto) shares of stock and/or other securities or property (including, without limitation, cash), each holder of a share of Class A Common Stock shall be entitled to receive with respect to each such share the same kind and amount of shares of stock and other securities and property (including, without limitation, cash). In the event that the holders of shares of Class A Common Stock are granted rights to elect to receive one of two or more alternative forms of consideration, the foregoing provision shall be deemed satisfied if holders of shares of Class A Common Stock are granted substantially identical election rights, as the case may be. In connection with any reorganization, share exchange, consolidation, conversion or merger of the Corporation with or into another person, the Corporation shall not adversely affect, alter, repeal, change or otherwise impair any of the powers, preferences, rights or privileges of the Class B Common Stock (whether directly, by the filing of a certificate of designations, powers, preferences, rights or privileges, by reorganization, share exchange, consolidation, conversion or merger or otherwise), including, without limitation (i) any of the voting rights of the holders of the Class B Common Stock, and (ii) the requisite vote or percentage required to approve or take any action described in this ARTICLE 4, in ARTICLE 11 or elsewhere in this ~~Second~~Third Amended and Restated Certificate of Incorporation or described in the by-laws of the Corporation, without in each case the affirmative vote of the holders of a majority of the shares of Class B Common Stock, voting as a separate class.

ARTICLE 5

Section 5.01. By-laws.  In furtherance and not in limitation of the powers conferred by Delaware Law, the Board is expressly authorized to make, amend, alter, change, add to or repeal the by-laws of the Corporation without the assent or vote of the stockholders in any manner not inconsistent with Delaware Law or this ~~Second~~Third Amended and Restated Certificate of Incorporation. Notwithstanding anything to the contrary contained in this ~~Second~~Third Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to make, amend, alter, change, add to or repeal any provision of the by-laws of the Corporation.

ARTICLE 6

Section 6.01. Board of Directors.  (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board which shall consist of not less than three nor more than ten directors, the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the entire Board.

(b) ~~Directors~~Subject to the rights of the holders of any series of preferred stock to elect additional directors under specific circumstances, directors shall be ~~nominated by the Board and~~ elected by the affirmative vote of a majority of the voting power of ~~all then outstanding~~the shares of stock of the Corporation entitled to vote generally in the election of directors which are present in person or by proxy at an annual meeting of stockholders at which a quorum is present. Each director shall hold office for a term of one (1) year, until the next annual meeting of stockholders, or (if longer) until a successor has been duly elected and qualified or until the earlier death, resignation or removal of such director. Directors may be elected to an

C-1-3

unlimited number of successive terms. Directors need not be elected by written ballot unless the by-laws of the Corporation so provide. There shall be no cumulative voting in the election of directors.

(c) Vacancies on the Board resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director, and each director so elected shall hold office for a term that shall coincide with the term to which such director shall have been elected and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

(d) No director may be removed from office by the stockholders except with the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

(e) Notwithstanding the foregoing, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board pursuant to ARTICLE 4 applicable thereto, and such directors so elected shall not be subject to the provisions of this ARTICLE 6 unless otherwise provided therein.

ARTICLE 7

Section 7.01. Meetings of Stockholders.  Special meetings of the stockholders may be called by the Board, the Executive Committee of the Board or any other duly authorized committee of the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation and may not be called by any other person. Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of the resolution or resolutions adopted by the Board pursuant to ARTICLE 4 hereto, special meetings of holders of such Preferred Stock.

ARTICLE 8

Section 8.01. Limited Liability of Directors.  No director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under Delaware Law as the same exists or hereafter may be amended. Neither the amendment nor the repeal of this ARTICLE 8 shall eliminate or reduce the effect thereof in respect of any matter occurring, or any cause of action, suit or claim that, but for this ARTICLE 8, would accrue or arise, prior to such amendment or repeal.

ARTICLE 9

Section 9.01. Corporate Opportunities.  (a) In anticipation that the directors, officers and employees of RCAP Holdings, LLC, its subsidiaries and affiliates (collectively with RCAP Holdings, LLC, its subsidiaries and affiliates, “RCAP”) may serve as officers or directors of both RCAP and the Corporation and may engage in, and are permitted to have, investments or other business relationships, ventures, agreements or arrangements with entities engaged in, the same or similar activities or lines of business, and in recognition of (a) the benefits to be derived by the Corporation through the continued service of such officers and directors, and (b) the difficulties attendant to any officer or director, who desires and endeavors fully to satisfy his or her fiduciary duties, in determining the full scope of such duties in any particular situation, the provisions of this ARTICLE 9 are set forth to regulate, define and guide the conduct of certain affairs of the Corporation as they may involve such officers and directors, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.

(b) RCAP shall not have a duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation; and no officer or director of the Corporation who is a director, officer or employee of RCAP shall be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of any such activities. The Corporation hereby renounces any interest or expectancy in being offered an opportunity to participate in any such business or opportunity. If the officers and directors of RCAP acquire knowledge of a potential transaction or matter that may be a corporate opportunity for the Corporation, such officers and directors shall have no duty to communicate or offer such corporate opportunity

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to the Corporation and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of the fact that such corporate opportunity is not communicated or offered to the Corporation unless such corporate opportunity is offered to such person in his or her capacity as a director or officer of the Corporation.

(c) Any person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this ARTICLE 9.

(d) None of the alteration, amendment, change and repeal of any provision of this ARTICLE 9 nor the adoption of any provision of this ~~Second~~Third Amended and Restated Certificate of Incorporation inconsistent with any provision of this ARTICLE 9 shall eliminate or reduce the effect of this ARTICLE 9 in respect of any matter occurring, or any cause of action, suit or claim that, but for this ARTICLE 9, would accrue or arise, prior to such alteration, amendment, change, repeal or adoption.

ARTICLE 10

Section 10.01. Severability.  If any provision or provisions of this ~~Second~~Third Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this ~~Second~~Third Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this ~~Second~~Third Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this ~~Second~~Third Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this ~~Second~~Third Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE 11

Section 11.01. Amendment.  The Corporation reserves the right to amend this ~~Second~~Third Amended and Restated Certificate of Incorporation in any manner permitted by Delaware Law and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in ARTICLES 4, 5, 6, 7, 8, 11 and 12 may not be repealed or amended in any respect, and no other provision may be adopted, amended or repealed which would have the effect of modifying or permitting the circumvention of the provisions set forth in ARTICLES 4, 5, 6, 7, 8, 11 and 12, unless such action is approved by consent of a majority of members of the Board then in office and the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

Section 11.02.  Notwithstanding the foregoing or anything else in this ~~Second~~Third Amended and Restated Certificate of Incorporation, (a) any amendment, waiver, alteration or repeal of any provision of, or addition to, this ~~Second~~Third Amended and Restated Certificate of Incorporation or to the by-laws of the Corporation that would adversely affect, alter, repeal, change or otherwise impair any of the powers, preferences, rights or privileges of the Class B Common Stock (whether directly, by the filing of a certificate of designations, powers, preferences, rights or privileges, by a reorganization, share exchange, consolidation, conversion or merger or otherwise), including, without limitation (i) any of the voting rights of the holders of the Class B Common Stock, and (ii) the requisite vote or percentage required to approve or take any action described in this ARTICLE 11, in ARTICLE 4 or elsewhere in this ~~Second~~Third Amended and Restated Certificate of Incorporation or described in the by-laws of the Corporation, also must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, and (b) the number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares of Class A Common Stock or Class B

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Common Stock) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

ARTICLE 12

Section 12.01. Forum Selection.  The Court of Chancery of the State of Delaware (the “Court of Chancery”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Corporation to the Corporation or the Corporation's stockholders, (c) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of Delaware Law, this ~~Second~~Third Amended and Restated Certificate of Incorporation or the by-laws of the Corporation, or (d) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (a) through (d) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this ARTICLE 12 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this ARTICLE 12 (including, without limitation, each portion of any sentence of this ARTICLE 12 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

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ANNEX D

RCS CAPITAL CORPORATION
2014 STOCK PURCHASE PROGRAM

RCS CAPITAL CORPORATION

2014 STOCK PURCHASE PROGRAM

1. Purpose.

The purpose of the RCS Capital Corporation 2014 Stock Purchase Program (the “Program”) is to encourage and enable select employees, Financial Advisors (as defined below) and executive officers of RCS Capital Corporation (the “Company”) and its Affiliates and Retail Advice Platform Subsidiaries (as defined below) to acquire proprietary interests in the Company through the ownership of Common Stock of the Company. The Company believes that participants in the Program will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company’s growth and earnings. The Program is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, and Warrants granted under the Program are not intended to qualify as “incentive stock options” under Section 422 of the Code.

2. Definitions.

The following words or terms have the following meanings:

(a) “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets. The occurrence of an Acquisition Event shall be determined by the Committee in its sole discretion.

(b) “Affiliate” means, with respect to any Person, each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by such Person or one of its Affiliates; (iv) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of such Person; and (v) any other entity in which such Person or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Board.

(c) “Board of Directors” shall mean the Board of Directors of the Company.

(d) “Cause” shall mean: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Employer or Retail Advice Platform Subsidiary and the Participant on the Effective Date with respect to Section 5, or on the date of the grant of the Warrant with respect to any Warrants granted under Section 6 (or in either case where there is such an agreement but it does not define “cause” (or words of like import) or where it only applies upon the occurrence of a change in control and one has not yet taken place), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act that could cause significant economic injury to the Company or any of its Affiliates; (iii) a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or any of its Affiliates as determined by the Committee in its sole discretion; or (iv) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Employer or Retail Advice Platform Subsidiary and the Participant at the time of the grant of the Warrant that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, that with regard to any agreement under which the definition of “cause” only applies upon an occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

(e) “Change in Control” means and includes any of the following events: (i) any Person is or becomes Beneficial Owner (as defined under Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company, excluding (A) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of subsection (ii) below and (B) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from the Company; or (ii) the consummation of a merger or consolidation of the Company with any other Person or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) seventy percent (70%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company; or (iii) the consummation of a sale or disposition by the Company of all or substantially all of the assets of the Company; or (iv) persons who, as of the Effective Date, constituted the Board (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to such date shall be considered an Incumbent Director if such person’s election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Incumbent Directors.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g) “Committee” shall mean a committee of the Company’s management appointed by the Executive Committee of the Board of Directors to administer the Program. To the extent that no Committee exists which has the authority to administer the Program, the functions of the Committee shall be exercised by the Executive Committee of the Board of Directors.

(h) “Common Stock” shall mean shares of the Company’s Class A Common Stock, par value $.001 per share.

(i) “Company” shall mean RCS Capital Corporation, a corporation organized under the laws of Delaware (or any successor corporation).

(j) “Effective Date” has the meaning set forth in Section 11.

(k) “Employee” shall mean (a) a person employed by the Company or any of its Affiliates, including without limitation any Realty Capital Securities Wholesaler, or (b) a person employed by a Retail Advice Platform Subsidiary.

(l) “Employer” shall mean, with respect to any Employee, the Company or an Affiliate of the Company or a Financial Advisor, as applicable, by which the Employee is employed.

(m) “Eligible Individual” shall mean any Employee, executive officer of the Company and its Affiliates, and any Financial Advisor.

(n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o) “Financial Advisor” shall mean a registered principal or registered representative of a broker-dealer or a person associated or registered with an investment adviser, and providing services through, the Company, a Retail Advisory Platform Subsidiary or another Affiliate of the Company.

(p) “Market Price” shall mean the closing price of a share of Common Stock as reported on the principal market, trading system or exchange on which the Common Stock is traded as of an applicable date, or, if such date was not a trading date, then the closing price of a share of Common Stock on the trading day immediately prior to such date.

(q) “Non-Producing Advisor” shall mean a Financial Advisor whose annualized gross dealer concessions during the immediately preceding 6-month period, as determined on the tenth (10th) day prior to a Purchase Date, are less than $50,000.

(r) “Parent” means any parent corporation within the meaning of Section 424(e) of the Code.

(s) “Participant” shall mean an Eligible Individual selected by the Committee to participate in the Program who has made an election to purchase Common Stock in accordance with the terms and conditions of the Program.

(t) “Person” means any natural person, corporation, partnership, association, limited liability company, estate, trust, joint venture, any federal, state or municipal government or any bureau, department or agency thereof or any other legal entity and any fiduciary acting in such capacity on behalf of the foregoing.

(u) “Producing Advisor” shall mean a Financial Advisor whose annualized gross dealer concessions during the immediately preceding 6-month period, as determined on the tenth (10th) day prior to a Purchase Date, are at least $50,000.

(v) “Program” shall mean the RCS Capital Corporation 2014 Share Purchase Program, as amended from time to time.

(w) “Purchase Account” has the meaning set forth in Section 5(e).

(x) “Purchase Date” shall mean each of June 30, 2014, September 30, 2014, December 31, 2014 or such other date(s) in the calendar year 2014 determined by the Committee.

(y) “Realty Capital Securities Wholesalers” shall mean any registered representative or registered principal employed by the Company’s Affiliate Realty Capital Securities, LLC and engaged in the wholesale broker-dealer business.

(z) “Retail Advice Platform Subsidiary” means any registered broker-dealer or investment adviser engaged in the retail broker-dealer business or rendering investment advice to retail clients as part of the Company’s retail advice platform.

(aa) “Rule 16b-3” shall mean Rule 16b-3 promulgated under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

(bb) “Service” shall mean: (i) for an Employee, the Participant’s employment with his or her Employer; (ii) for a Financial Advisor the services provided as a registered principal, registered representative of a broker-dealer or as an associated or registered person with the Company, a Retail Advice Platform Subsidiary or an Affiliate of the Company; and (iii) for an executive officer of the Company or one of its Affiliates, the Participant’s services with the Company or such Affiliate of the Company.

(cc) “Subsidiary” shall mean a subsidiary corporation within the meaning of Section 424(f) of the Code.

(dd) “Warrant” shall mean any warrant to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

3. Shares Reserved for Program.

(a) The shares of Common Stock to be sold to Participants under the Program may, at the election of the Committee, be purchased on the open market or may be treasury shares or newly-issued and authorized shares of Common Stock, upon such terms as the Committee may approve. The maximum number of shares of Common Stock which shall be reserved and made available for sale to Participants or with respect to which Warrants may be granted under the Program shall be 4,000,000, subject to adjustment as provided in paragraph (b) of this section.

(b) If on or prior to December 31, 2014, (i) any shares sold pursuant to the Program are repurchased by the Company pursuant to Section 5(g) or Section 5(j), or (ii) any Warrant granted under the Program terminates, is canceled or is forfeited for any reason, the number of shares of Common Stock repurchased by the Company or underlying any such Warrant shall again be available for all purpose under the Program.

(c) In the event of any increase, reduction, or change or exchange of the Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of Common Stock repurchase of Common Stock, change in corporate structure or otherwise, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Program, including without limitation adjustments to the number of shares of Common Stock which have been authorized for issuance under the Program but have not yet been purchased or granted under a Warrant, the number of shares of Common Stock covered by outstanding unexercised Warrants, and the price per share of Common Stock covered by each outstanding unexercised Warrant. Fractional shares of Common Stock resulting from any adjustment to the Warrants shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

4. Administration of the Program.

(a) The Program shall be administered by the Committee and the Committee may select an administrator or any other person to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Program, to promulgate such rules and regulations as it deems necessary for the proper administration of the Program, to interpret the provisions and supervise the administration of the Program, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the laws of, jurisdictions outside of the United States to comply with applicable tax and securities laws. All interpretations and determinations of the Committee shall be made in its sole and absolute discretion based on the Program document and shall be final, conclusive and binding on all parties.

(b) The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Program and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole discretion, appoint agents to purchase and sell shares of Common Stock in accordance with the Program, keep records, send statements of account to Participants and to perform other duties relating to the Program, as the Committee may request from time to time. Unless otherwise requested by the Participant, Common Stock purchased under the Program may be held by and in the name of, or in the name of a nominee of, a custodian appointed by the Committee for the benefit of each Participant, who shall thereafter be a beneficial stockholder of the Company. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the custody and delivery of the Common Stock, including, without limitation, guidelines regarding the imposition of reasonable fees in certain circumstances.

(c) The Company shall, to the fullest extent permitted by law and the Certificate of Incorporation and By-laws of the Company and, to the extent not covered by insurance, indemnify each director, officer or employee of the Company or its Affiliates (including the heirs, executors, administrators and other personal representatives of such person) and each member of the Committee against all expenses, costs, liabilities and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with any threatened, pending or actual suit, action or proceeding (whether civil, criminal, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was serving this Program in any capacity at the request of the Company, except in instances where any such person engages in willful misconduct or fraud. Such right of indemnification shall include the right to be paid by the Company for expenses incurred or reasonably anticipated to be incurred in defending any such suit, action or proceeding in advance of its disposition; provided, however, that the payment of expenses in advance of the settlement or final disposition of a suit, action or proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such person to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified hereunder. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company or the By-Laws of the Company. Expenses incurred by the Committee or the Board of Directors in the engagement of any such counsel, consultant or agent shall be paid by the Company.

5. Purchase Program.

(a) Participation.  The Committee shall select, in its sole discretion, the Eligible Individuals who may elect to participate under the Program. Each Eligible Individual selected by the Committee may participate in the Program by making an election to purchase Common Stock under the Program.

(b) Election.  Not less than 10 days prior to the first Purchase Date on which an Eligible Individual selected pursuant to Section 5(a) desires to purchase Common Stock under the Program, the Eligible Individual shall deliver to the Committee an election on a form provided by the Committee specifying the dollar value of Common Stock the Eligible Individual desires to purchase on such Purchase Date and each subsequent Purchase Date. The dollar value elected by the Eligible Individual is not required to be equal for each Purchase Date (and may be $0 for a specified Purchase Date); provided that:

(i) the aggregate minimum value of shares of Common Stock that any Employee, other than a Realty Capital Securities Wholesaler, or any Non-Producing Advisor must elect to purchase under the Program is $5,000; and

(ii) the aggregate minimum value of shares of Common Stock that any Producing Advisor, Realty Capital Securities Wholesaler or executive officer of the Company or any of its Affiliates must elect to purchase under the Program is $30,000.

Notwithstanding anything herein to the contrary, in the event that a Financial Advisor who is a Producing Advisor with respect to a Purchase Date and whose aggregate purchases under this Program equal or exceed the minimum amount set forth in Section 5(b)(i) becomes a Non-Producing Advisor with respect to a subsequent Purchase Date, such Financial Advisor will not be eligible to purchase additional shares of Common Stock under this Program unless such Financial Advisor again becomes a Producing Advisor as of a subsequent Purchase Date.

(c) Cancellation of Election.  A Participant who has elected to purchase Common Stock on a Purchase Date may cancel his or her election by no later than 10 days prior to the Purchase Date upon written notice of cancellation to the Committee on a form provided by, or acceptable to, the Committee; provided, that unless such cancellation would result in the Participant purchasing zero (0) shares under the Program, such cancellation will not be effective to the extent it would reduce the aggregate value of the purchases by the Participant under the Program to less than the applicable minimum purchase amount set forth in Section 5(b). A Participant’s rights, upon the cancellation of his or her election to purchase Common Stock, shall be limited to either receiving in cash, as soon as practicable after delivery of the notice of cancellation, the cash balance (without interest) then credited to his or her Purchase Account or electing to use such funds to purchase shares of Common Stock on a subsequent Purchase Date, if any.

(d) Purchase Price.  The purchase price for each share of Common Stock purchased pursuant to the Program shall be the Market Price of a share of Common Stock on the applicable Purchase Date.

(e) Method of Payment.  Payment for Common Stock purchased pursuant to the Program shall be made in such form as the Committee may determine, including without limitation, in cash or by check, bank draft or money order payable to the order of the Company, or, solely for Employee of the Company, through payroll deductions. All payments made by Participants shall be held by the Company in a non-interest bearing account prior to be used to purchase Common Stock (a “Purchase Account”). Each Purchase Account will be segregated and held in the name of the Participant.

(f) Purchase of Shares.  Subject to Section 5(j), a Participant’s election to purchase Common Stock shall be exercised automatically on each Purchase Date elected by the Participant with the funds in such Participant’s Purchase Account on such Purchase Date for a number of shares of Common Stock determined as follows: (i) the maximum number of whole shares of Common Stock based on the Market Price and the value of Common Stock elected to be purchased by the Participant with respect to such Purchase Date, (ii) rounded down to the nearest number of whole shares of Common Stock that is a multiple of three (3), or down to zero (0) if the number determined under (i) is less than three (3). Any excess funds in the Participant’s Purchase Account with respect to such election not used to purchase Common Stock on a Purchase Date shall automatically be used to purchase Common Stock on the next subsequent Purchase Date, if any. If all or any portion of the shares of Common Stock cannot reasonably be purchased on the Purchase Date in the sole discretion of the Committee because of unavailability or any other reason, such purchase shall be made as soon thereafter as feasible. All Common Stock purchased by a Participant on a Purchase Date shall, for all purposes, be deemed to have been issued and sold as of the close of business on such Purchase Date and shall be credited to the Participant’s Purchase Account as soon as administratively feasible after the Purchase Date.

(g) Failure to Pay.  If, for any reason not set forth in Section 5(c), a Participant who has filed an election under the Program has not paid to the Company by no later than 10 days prior to a Purchase Date sufficient funds to purchase the value of Common Stock elected to be purchased by the Participant on such Purchase Date, the Company may treat such failure as a cancellation of the Participant’s election to purchase Common Stock on such Purchase Date in accordance with Section 5(c). Notwithstanding anything herein to the contrary, if as a result of a cancellation pursuant to this Section 5(g) a Participant will not satisfy the minimum purchase requirements set forth in Section 5(b) as of December 31, 2014, then by no later than January 31, 2015, the Committee may, in its sole discretion, (i) require the Participant to sell to the Company any shares of Common Stock acquired by the Participant under the Program at a price per share equal to the lesser of (x) the Market Value on the date of purchase by the Company and (y) the Market Value on the applicable Purchase Date the Participant acquired such Common Stock (such price per share, the “Repurchase Price”), and (ii) cancel any Warrants granted to the Participant with respect to such Common Stock purchased by the Company for no consideration.

(h) Over-Subscription.  Notwithstanding anything herein to the contrary, if the number of shares of Common Stock that would otherwise be purchased on a Purchase Date based on Participant elections exceeds the number of shares of Common Stock then available under the Program (after deduction of all Common Stock which have already been purchased or granted under Warrants) or if all or any portion of the shares of Common Stock cannot reasonably be purchased on the Purchase Date in the sole discretion of the Committee because of any other reason, the Committee shall:

(i) First, allocate the shares of Common Stock to those Participants whose aggregate share purchases on all prior Purchase Dates did not satisfy the minimum purchase requirements set forth in Section 5(b) in a manner determined by the Committee such that the minimum purchase requirements are satisfied; and

(ii) Second, make a pro rata allocation of the shares of Common Stock remaining available in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of the reduction in the number of shares of Common Stock affected.

(i) Excess Funds.  Any excess funds remaining on January 1, 2015 in a Participant’s Purchase Account from payments made by the Participant to the Program, shall be returned to the Participant (without interest) by no later than January 5, 2015.

(j) Termination of Service.  Notwithstanding anything herein to the contrary, for a Participant’s election to take effect, the Participant must remain in continuous Service from the date of his or her election through the applicable Purchase Date. In the event of a Participant’s termination of Service prior to December 31, 2014 for any reason other than for Cause, the Participant may retain all shares purchased under the Program prior to the date of termination without regard to the minimum purchase requirements set forth in Section 5(b). In the event of a Participant’s termination of Service prior to December 31, 2014 for Cause, then by no later than January 31, 2015, the Committee may, in its sole discretion, (i) require the Participant to sell to the Company any shares of Common Stock acquired by the Participant under the Program at a price per share equal to the applicable Repurchase Price, and (ii) cancel any Warrants granted to the Participant with respect to such Common Stock purchased by the Company for no consideration. In addition, upon termination of Service for any reason prior to December 31, 2014, any amount credited to a Participant’s Purchase Account shall be promptly refunded in cash to such Participant (without interest).

(k) Change in Control.  In the event of the consummation of a Change in Control prior to December 31, 2014, the date immediately prior to the date of the consummation of such Change in Control shall be deemed the final Purchase Date under the Program and all elections made Participants with respect to any Purchase Date that otherwise would have occurred on or following such date shall be consummated on such final Purchase Date.

6. Warrants

(a) On each Purchase Date, the Company shall grant to each Participant one (1) Warrant for every three (3) shares of Common Stock purchased by such Participant under the Program on such Purchase Date. The exercise price per share of Common Stock subject to a Warrant shall be the Market Value of the Common Stock on the applicable Purchase Date.

(b) Warrants shall vest and become exercisable on the third (3rd) anniversary of the Purchase Date on which the Warrant is granted; provided that the Participant has provided continuous Service to the Company or one of its Affiliates from the grant date through the vesting date; and further provided, that the Committee may accelerate the vesting of any Warrant at any time in its sole discretion.

(c) Vested Warrants may be exercised by the Participant until the earliest to occur of the following:

(i) If the Participant’s Service is terminated for any other reason other than for Cause, the date which is thirty (30) days following the date on which the Participant’s Service is terminated; and

(ii) The tenth (10th) anniversary of the date on which the Warrant is granted.

(d) Upon a Participant’s termination of Service for any reason, all outstanding unvested Warrants held by the Participant shall expire and terminate immediately. Upon a Participant’s termination of Service for Cause, all outstanding Warrants, vested or unvested, held by the Participant shall expire and terminate immediately

(e) To exercise a Warrant, unless otherwise directed or permitted by the Committee, the Participant must:

(i) execute and deliver to the Company a properly completed notice of exercise in the form satisfactory to the Committee;

(ii) execute and deliver such other documentation as required by the Committee as the Board or Committee may from time to time establish;

(iii) remit the aggregate exercise price to the Company in full, payable (A) in cash or by check, bank draft or money order payable to the order of the Company; (B) to the extent permitted by applicable law, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (C) on such other terms and conditions as may be acceptable to the Committee;

(iv) unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Warrant, in whole or in part, by (A) remitting the aggregate amount of such taxes to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company, (B) by reducing the number of shares of Common Stock otherwise deliverable upon exercise of the Warrant or, as determined in the Committee’s sole discretion, at the Participant’s election, in the form and manner prescribed by the Committee, by delivery of shares of Common Stock to the Company, or (C) making such other arrangements acceptable to the Committee, including permitting the Company to have such amounts withheld from other compensation owed to the Participant.

(f) In the event of a Change in Control, and except as otherwise provided by the Committee, a Participant’s outstanding unvested Warrants shall not vest and shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(i) Warrants, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 6(g), as determined by the Committee in its sole discretion.

(ii) The Committee, in its sole discretion, may provide for the purchase of any Warrants by the Company (or the cancellation and extinguishment thereof pursuant to the terms of a merger or other purchase agreement entered into by the Company) for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Warrants, over the aggregate exercise price of such Warrants. For purposes of this Section 6(f)(ii), “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control; provided, however, that for the avoidance of doubt the Change in Control Price shall not exceed the Market Value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

(iii) The Committee may, in its sole discretion, provide for the cancellation of any Warrant without payment, if the Change in Control Price is less than the exercise price of such Warrant.

(g) In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Warrants effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise his or her Warrants that are then outstanding to the extent vested as of the date on which such notice of termination is delivered (or, at the discretion of the Committee, without regard to any limitations on exercisability), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. If the Acquisition Event does take place after giving such notice, a Warrant not exercised prior to the date of the consummation of the Acquisition Event shall be forfeited simultaneously with the consummation of the Acquisition Event. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may, in its sole discretion, terminate any Warrant for which the exercise price is equal to or exceeds the Market Value without payment of consideration.

7. Delivery of Common Stock.

All Common Stock purchased pursuant to the Program (including Common Stock purchased through the exercise of a Warrant) shall be delivered by the Company in a manner as determined from time to time, by the Committee. The Committee, in its sole discretion, may determine that the Common Stock shall be delivered by the Company to the Participant by issuing and delivering a certificate for the number of shares of Common Stock purchased by a Participant, or that the Common Stock purchased by a Participant be delivered to a securities brokerage firm, as selected by the Board or its Committee, and such Common Stock shall be maintained by the securities brokerage firm in separate Program accounts for Participants.

8. Stockholder Rights.

Only upon the issuance of Common Stock to a Participant shall a Participant obtain the rights of stockholders, including, without limitation, any right to vote the Common Stock or receive any dividends or any other distributions thereon.

9. Rights to Purchase Shares Not Transferable.

Neither amounts credited to a Participant’s Purchase Account nor any rights with regard to the election to purchase Common Stock under the Program may be sold, pledged, assigned or transferred in any manner. Warrants may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as a cancellation of a Participant’s election to purchase shares of Common Stock in accordance with Section 5(c).

10. Amendment and Termination.

The Company, by action of the Board of Directors (or a duly authorized committee) or the Committee may at any time terminate, amend or freeze the Program. No such termination shall disproportionately adversely affect the Warrants previously granted to a Participant. Notwithstanding the foregoing, the Board of Directors or the Committee may make such changes in the Program as may be necessary or desirable, in the opinion of counsel, so that the Program and any Warrants granted thereunder will comply with the applicable rules and regulations of any governmental authority or securities exchange. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with any applicable law, regulation or stock exchange rule. Upon termination of the Program, the Company shall return or distribute the amounts credited to a Participant’s Purchase Account (that have not been used to purchase Common Stock). Upon the freezing of the Program, any amounts credited to a Participant’s Purchase Account (that have not been used to purchase Common Stock) shall be used to purchase Common Stock in accordance with Section 5 hereof, with the effective date of the freezing of the Program being deemed the final Purchase Date.

11. Effective Date.

The Program was adopted by the Board of Directors of the Company on April 2, 2014, subject to the approval of the Company’s stockholders. The Program will be effective as of the date of approval by the Company’s stockholders, provided, that if such approval is received by the written consent of the holders of a majority of the shares of stock of the Company entitled to vote to approve the Program pursuant to Section 228 of the General Corporation Law of the State of Delaware, then the effective date of the Program shall be the later of the twentieth (20th) calendar day following (a) such approval and (b) the date a definitive information statement is sent or given to the Company’s stockholders. The effective date as determined in accordance with this Section 11 shall be referred to herein as the “Effective Date”.

12. Notices.

All notices or other communications by a Participant to the Company or the Committee under or in connection with the Program shall be deemed to have been duly given when received in the form specified by the Company or Committee at the location, or by the person, designated for the receipt thereof and within the time period prescribed by the Company or Committee. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and the delivery of other information. Any notices or communications by the Company to a Participant shall be deemed given if directed to such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing shall be suspended until the Participant furnishes the proper address.

13. Regulations and Other Approvals; Governing Law.

(a) This Program and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

(b) The obligation of the Company to sell or deliver Common Stock granted under the Program shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(c) To the extent required, the Program is intended to comply with exemptive conditions under Rule 16b-3 and the Committee shall interpret and administer the provisions of the Program in a manner consistent therewith. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Program.

(d) The Program is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended, nor is it intended to be qualified under Section 401(a) of the Code.

14. Restrictions.

All certificates for Common Stock delivered under the Program shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable to assist in the compliance with any applicable tax withholding laws or under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15. No Service Rights.

The establishment and operation of this Program shall not confer any legal rights upon any Participant or other person for a continuation of Service, nor shall it interfere with the rights of an Employer or Retail Advice Platform Subsidiary to terminate any Employee or Financial Advisor or the Company to terminate the service of any Financial Advisor, or the right to terminate the service of any executive officer of the Company or any of its Affiliates, and to treat him or her without regard to the effect which that treatment might have upon him or her as a Participant or potential Participant under the Program.

16. Severability of Provisions.

If any provision of the Program shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Program shall be construed and enforced as if such provisions had not been included.

17. Construction.

The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Program, and shall not be employed in the construction of the Program.